'33 Act File No. 333-40455
                                                     '40 Act File No. 811-08495

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2006

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

Post-Effective Amendment No. 74                                              [X]

                                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 75                                                             [X]

                        (Check appropriate box or boxes)

                              GARTMORE MUTUAL FUNDS

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           12OO RIVER ROAD, SUITE 1000
                        CONSHOHOCKEN, PENNSYLVANIA 19428
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

       Registrant's Telephone Number, including Area Code: (484) 530-1300


                                            Send Copies of Communications to:
MS. MICHELLE LOMBARDO, ESQ.                 MS. BARBARA A. NUGENT, ESQ.
12OO RIVER ROAD, SUITE 1000                 STRADLEY, RONON, STEVENS, &YOUNG LLP
CONSHOHOCKEN, PENNSYLVANIA 19428            2600 ONE COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)     PHILADELPHIA, PENNSYLVANIA 19103


It is proposed that this filing will become effective: (check appropriate box)

         [X] immediately upon filing pursuant to paragraph (b)

         [ ] on [date] pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)(1)

         [ ] on [date] pursuant to paragraph (a)(1)

         [ ] 75 days after filing pursuant to paragraph (a)(2)

         [ ] on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

         [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

CONCEPT Series

Gartmore Convertible Fund
Gartmore High Yield Bond Fund
Gartmore Micro Cap Equity Fund


  (CLOSED TO NEW INVESTORS)


Gartmore Value Opportunities Fund

                                 [GARTMORE LOGO]

FundPROSPECTUS


February 28, 2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           www.gartmorefunds.com

CONCEPT SERIES


These specialty Funds feature opportunistic portfolios that can vary significantly in style, market cap, risk and asset class.

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Gartmore Convertible Fund Class A                                         GRVAX
--------------------------------------------------------------------------------
Gartmore Convertible Fund Class B                                         GRVBX
--------------------------------------------------------------------------------
Gartmore Convertible Fund Class C                                         GRVCX
--------------------------------------------------------------------------------
Gartmore Convertible Fund Class R                                         GRVRX
--------------------------------------------------------------------------------
Gartmore Convertible Fund Institutional Class                             GRVIX
--------------------------------------------------------------------------------
Gartmore Convertible Fund Institutional Service Class                     GRVSX
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund Class A                                     NYBAX
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund Class B                                     NYBBX
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund Class C                                     NYBCX
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund Class R                                     GHYRX
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund Institutional Class                         GHBIX
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund Institutional Service Class                 NHYSX
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund Class A                                    GMEAX
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund Class B                                    GMEBX
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund Class C                                    GMECX
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund Class R                                    GMERX
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund Institutional Class                        GMEIX
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund Institutional Service Class                GMESX
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund Class A                                 GVOAX
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund Class B                                 GVOBX
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund Class C                                 GVOCX
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund Class R                                 GVORX
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund Institutional Class                     GVAIX
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund Institutional Service Class             GVOIX
--------------------------------------------------------------------------------


TABLE OF CONTENTS


 4    SECTION 1: FUND SUMMARIES AND PERFORMANCE
      Gartmore Convertible Fund
      Gartmore High Yield Bond Fund
      Gartmore Micro Cap Equity Fund
      Gartmore Value Opportunities Fund

20    SECTION 2: FUND DETAILS
      Additional Information about Investments, Investment Techniques and Risks

22    SECTION 3: FUND MANAGEMENT
      Investment Adviser and Subadviser
      Portfolio Management

24    SECTION 4: INVESTING WITH GARTMORE
      Choosing a Share Class
      Sales Charges and Fees
      Contacting Gartmore Funds
      Buying Shares
      Fair Valuation
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

36    SECTION 5: DISTRIBUTIONS AND TAXES
      Distributions and Capital Gains
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and Other Tax-Deferred Accounts Backup Withholding

37    SECTION 6: FINANCIAL HIGHLIGHTS

                                                     GARTMORE CONCEPT SERIES | 1

CONCEPT Series

INTRODUCTION TO THE CONCEPT SERIES


THIS PROSPECTUS PROVIDES INFORMATION ABOUT FOUR FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"):


Gartmore Convertible Fund
Gartmore High Yield Bond Fund
Gartmore Micro Cap Equity Fund
  (CLOSED TO NEW INVESTORS)*


Gartmore Value Opportunities Fund


* The Fund's investment adviser has closed the Fund to new investors, and may do so to existing investors (excluding reinvestment of dividends and distributions) at some point in the future.

THE FUNDS ARE PRIMARILY INTENDED:

o To offer a varied selection of investment options using more aggressive equity and fixed income approaches.

The Funds use investment strategies that may involve substantially higher risks and greater volatility than most mutual funds and are not appropriate for all investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money, and the amount of risk you are comfortable taking.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES


Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges, and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


2 | GARTMORE CONCEPT SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:


COMMON STOCK - securities representing shares of ownership of a corporation.

CONVERTIBLE SECURITIES - debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

EQUITY SECURITIES - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.


GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


INVESTMENT GRADE - the four highest rating categories of nationally recognized rating agencies, including Moody's, Standard and Poor's and Fitch.

HIGH-YIELD BONDS - fixed-income securities rated below investment grade by nationally recognized rating agencies, including Moody's, Standard and Poor's and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as "junk" bonds. They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

LARGE-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Standard & Poor's 500(R) Index, ranging from $665 million to $370.3 billion as of December 31, 2005.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.


MICRO-CAP COMPANIES - small companies whose market capitalization is similar to those of companies included in the Russell Microcap(TM) Index, which were less than $1.5 billion as of December 31, 2005. Micro-cap companies are substantially smaller than Standard and Poor's 500 companies.

MID-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Russell Midcap(R) Index, ranging from $563 million to $18.4 billion as of December 31, 2005.

SMALL-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Russell 2000(R) Index, ranging from $26 million to $4.4 billion as of December 31, 2005.

TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

VALUE STYLE - a style of investing in equity securities that the Fund's management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.


                                                     GARTMORE CONCEPT SERIES | 3

SECTION 1 GARTMORE CONVERTIBLE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to preserve capital and provide current yield and capital appreciation through investments in convertible securities.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in CONVERTIBLE SECURITIES of U.S. issuers, seeking both interest income and increase in market value. In emphasizing current yield and solid credit quality, the portfolio managers seek convertible securities trading at or below par (the bond's face value) with moderate DURATION (typically three to seven years). In selecting securities for the Fund, they typically employ a three-step process that includes:


o evaluation of an issuer's default risk, based on traditional company measures

o     fundamental analysis of the issuer's underlying COMMON STOCK

o evaluation of a security's value, liquidity and impact on the overall composition and diversification of the Fund.


While the Fund emphasizes investments in INVESTMENT GRADE convertible securities, it may invest in securities of any credit quality, including HIGH-YIELD BONDS, defaulted securities or securities not currently paying interest.


The Fund also may invest significantly in securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

The portfolio managers may sell a convertible security based on the following criteria:

o     sale price at or above 120% of its par value;

o credit measures for the security deteriorate making other available convertible securities more attractive;

o     concerns about the issuer's management; or

o     weakening fundamentals in the issuer's sector.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:


INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when these payments or repayments are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities the Fund owns. This risk is particularly high for high-yield bonds and lower rated convertible securities.

CONVERTIBLE SECURITIES RISK - results because a portion of a convertible security's value is based on the value of the underlying common stock. Convertible securities are subject to some stock market risk.

STOCK MARKET RISK - the Fund could lose value if the individual stocks linked to the convertible securities in which the Fund has invested or overall stock markets in which they trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market the Goldman Sachs (GS) Convertible 100 Index or other funds with similar investment objectives and strategies.

RULE 144A SECURITIES RISK - the result of a more limited market for Rule 144A securities than for publicly traded securities. It may be difficult to buy, sell or value Rule 144A securities.

LOWER RATED SECURITIES RISK - refers to the possibility that the Fund's investments in high-yield bonds and other lower rated or securities will subject the Fund to substantial risk of loss.

EVENT RISK - the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of added debt, the credit quality and market value of a company's bonds may decline significantly.

If the value of the Fund's investments goes down, you may lose money


4 | GARTMORE CONCEPT SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                                2004        2005
                              --------    --------
                                5.55%       2.25%

Best Quarter: 5.53% - 4th qtr of 2004
Worst Quarter: -3.10% - 1st qtr of 2005

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                                SINCE INCEPTION
                                                      1 YEAR    (DEC. 29, 2003)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                      -3.64%              0.70%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions(2)      -4.58%             -0.06%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and
  Sale of Shares(2)                                   -2.38%              0.19%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)                      -3.47%              1.40%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)                       1.48%              2.87%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                       2.18%              3.28%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes(2)   2.52%              3.90%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes              2.52%              3.90%
--------------------------------------------------------------------------------
GS Convertible 100 Index(4)                            0.99%              3.45%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) These returns until the creation of Class A, B, C and Institutional Service Class shares (1/20/04) include the previous performance of the Fund's Institutional Class shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class A, B, C and Institutional Service Class shares would have produced because Class A, B, C and Institutional Service Class shares invest in the same portfolio of securities as Institutional Class shares. Returns for these classes have been restated to reflect differing sales charges (where applicable) although they have not been restated to reflect such and higher expenses attributed to each such share class, which sould have resulted in lower performance.

(3) These returns until the creation of Class R shares (5/14/04) include the previous performance of the Fund's Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class B shares. Returns for Class R shares have been adjusted for the fact that sales charges do no apply to that class, but have not been adjusted to reflect its lower expenses.

(4) The GS Convertible 100 Index is an unmanaged index that tracks the performance of 100 equally weighted convertible issues, each with a market capitalization of at least $100 million. The Index measures the performance of its components against that of their underlying common stocks as well as against that of other broad market indexes. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


                                                     GARTMORE CONCEPT SERIES | 5

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                             INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                 CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)             5.75%(2)        None            None            None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed upon
redemptions (as a
percentage of offering or
sale price, whichever is
less)                          None(3)         5.00%(4)        1.00%(5)        None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)      2.00%           2.00%           2.00%           2.00%           2.00%                  2.00%


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND                                                                         INSTITUTIONAL SERVICE  INSTITUTIONAL
ASSETS)                        CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to
have the Fund's
investments professionally
managed)(7)                    0.65%           0.65%           0.65%           0.65%           0.65%                  0.65%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees (paid
from Fund assets to cover
the cost of sales,
promotions and other
distribution activities,
as well as certain
shareholder servicing
costs)                         0.25%           1.00%           1.00%           0.40%(8)        None                   None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(9)              0.30%           0.30%           0.30%           0.50%           0.30%                  0.30%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(10)         1.20%           1.95%           1.95%           1.55%           0.95%                  0.95%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.


(7) The management fee represents the maximum fee that could be paid to Gartmore Mutual Fund Capital Trust (the "Adviser") under its advisory agreement for the Fund. See Section 3, Fund Management for management fee breakpoints for the Fund.


(8) Pursuant to the Fund's Rule 12b-1 Plan, Class R Shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(9) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.00%, 0.20%, and 0.00%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(10) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Captial Trust ("the Adviser") have entered into a written contract limiting operating expenses to 0.95% at least through February 28, 2007 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser provided that the reimbursement will not continue to accrue for more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses for which it is being reimbursed and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

      If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 1.45% for Class A shares, 1.70% for Class R shares and 1.20% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


6 | GARTMORE CONCEPT SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A shares*                                $690     $934   $1,197    $1,946
--------------------------------------------------------------------------------
Class B shares                                 $698     $912   $1,252    $1,989
--------------------------------------------------------------------------------
Class C shares                                 $396     $706   $1,142    $2,352
--------------------------------------------------------------------------------
Class R shares                                 $158     $490   $  845    $1,845
--------------------------------------------------------------------------------
Institutional Service Class shares             $ 97     $303   $  525    $1,116
--------------------------------------------------------------------------------
Institutional Class shares                     $ 97     $303   $  525    $1,116
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class B shares                                 $198     $612   $1,052    $1,989
--------------------------------------------------------------------------------
Class C shares                                 $296     $706   $1,142    $2,352
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                     GARTMORE CONCEPT SERIES | 7

SECTION 1 GARTMORE HIGH YIELD BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks high current income with capital appreciation as a secondary objective.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of if its net assets in U.S. dollar-denominated HIGH-YIELD BONDS of U.S. and foreign issuers. These bonds may include securities which currently are not paying interest, pay-in-kind securities, zero coupon bonds and securities that are in default.


The portfolio manager generally uses a "bottom-up" approach to selecting securities (i.e., focuses on individual bond issuers rather than industrial sectors or general economic trends) that emphasizes relative value, managing on a TOTAL RETURN basis, and using research to identify stable to improving credit situations that may provide higher yield as compensation for assuming higher risk. This approach focuses on:

o credit research -- evaluating the debt service, growth rate and upgrade or downgrade potential of each eligible security

o security selection -- investing in securities of companies the portfolio manager believes provide high yields with low relative credit risk and that will enhance portfolio diversification

o sector allocation -- the Fund may overweight, equal or underweight a particular industry sector relative to the Fund's benchmark index depending on the portfolio manager's perception of the prospects for each sector.

The Fund intends to maintain a DURATION of between three and six years. The Fund also may, in order to maintain liquidity or if insufficient suitable securities appear to be available in the market, invest up to 35% of its total assets in cash or money market instruments.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments -- and therefore, the value of Fund shares -- may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.


CREDIT RISK - the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when these payments or repayments are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities the Fund owns. This risk is particularly high for high-yield bonds.

LOWER RATED SECURITIES RISK - refers to the possibility that the Fund's investments in high-yield bonds and other lower rated securities will subject the Fund to substantial risk of loss.

MATURITY RISK - the price of debt securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

LIQUIDITY RISK - the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

CALL AND REDEMPTION RISK - the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or less favorable characteristics.

EVENT RISK - the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of added debt, the credit quality and market value of a company's bonds may decline significantly.


SELECTION RISK - the portfolio manager may select securities that underperform the Citigroup High-Yield Market Index or other funds with similar investment objectives and strategies.

If the value of the Fund's investments goes down, you may lose money.

8 | GARTMORE CONCEPT SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

Please call 1-800-848-0920 to obtain the Fund's current 30-day yield

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

  2000            2001         2002           2003           2004         2005
--------         ------      --------       --------       --------     --------
-13.70%           2.10%       -1.69%         23.20%          9.95%        1.49%

BEST QUARTER: 8.56% - 4TH QTR OF 2001
WORST QUARTER: -8.30% - 4TH QTR OF 2000

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                                          SINCE
                                                                      INCEPTION
                                               1 YEAR  5 YEARS  (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                  -3.35%    5.42%            1.77%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions  -5.74%    2.18%           -1.59%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
  and Sales of Shares                          -2.19%    2.60%           -0.61%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                  -3.92%    5.40%            1.86%
--------------------------------------------------------------------------------
Class C shares - Before Taxes (2,3)            -0.14%    5.43%            1.66%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                1.39%    5.87%            2.01%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before
  Taxes                                         1.58%    6.66%            2.94%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)    1.63%    6.68%            2.95%
--------------------------------------------------------------------------------
Citigroup High-Yield Market Index(5)            2.08%    8.93%            6.35%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns before the first offering of Class C shares (3/1/01) and Class R shares (2/27/04) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C shares and Class R shares would have produced because these three classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(3) The front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.

(4) Returns through December 31, 2003 were achieved before the first offering of Institutional Class shares (6/29/04) and are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5) The Citigroup High-Yield Market Index is an unmanaged index of high-yield debt securities that is a broad market measure. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


                                                     GARTMORE CONCEPT SERIES | 9

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                             INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                 CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as
a percentage of offering
price)                         4.25%(2)        None            None            None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed upon
redemptions (as a
percentage of offering or
sale price, whichever is
less)                          None(3)         5.00%(4)        1.00%(5)        None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as
a percentage of amount
redeemed or exchanged)(6)      2.00%           2.00%           2.00%           2.00%           2.00%                  2.00%

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE                                                                    INSTITUTIONAL SERVICE  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to
have the Fund's investments
professionally managed)        0.55%           0.55%           0.55%           0.55%           0.55%                  0.55%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from
Fund assets to cover the
cost of sales, promotions
and other distribution
activities, as well as
certain shareholder
servicing costs)               0.25%           1.00%           1.00%           0.40%(7)        None                   None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)              0.52%           0.45%           0.45%           0.65%           0.50%                  0.45%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                       1.32%           2.00%           2.00%           1.60%           1.05%                  1.00%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(9)       0.15%           0.15%           0.15%           0.15%           0.15%                  0.15%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)        1.17%           1.85%           1.85%           1.45%           0.90%                  0.85%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $100,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


(3) A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees..

(7) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.07%, 0.20%, and 0.05%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.85% at least through February 28, 2007 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Any reimbursements to the Adviser must be made within five years of the Fund's commencement of operations.

      If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After
      Waivers/Reimbursements)" could increase to 1.35% for Class A shares, 1.60% for Class R shares and 1.10% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


10 | GARTMORE CONCEPT SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A shares*                                $539     $811   $1,104    $1,935
--------------------------------------------------------------------------------
Class B shares                                 $688     $913   $1,264    $2,058
--------------------------------------------------------------------------------
Class C shares                                 $288     $613   $1,064    $2,315
--------------------------------------------------------------------------------
Class R shares                                 $148     $490   $  857    $1,888
--------------------------------------------------------------------------------
Institutional Service Class shares             $ 92     $319   $  565    $1,269
--------------------------------------------------------------------------------
Institutional Class shares                     $ 87     $303   $  538    $1,211
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class B shares                                 $188     $613   $1,064    $2,058
--------------------------------------------------------------------------------
Class C shares                                 $188     $613   $1,064    $2,315
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                    GARTMORE CONCEPT SERIES | 11

SECTION 1 GARTMORE MICRO CAP EQUITY FUND SUMMARY AND PERFORMANCE

THE FUND'S INVESTMENT ADVISER HAS CLOSED THE FUND TO NEW INVESTORS, AND MAY DO SO TO EXISTING INVESTORS (EXCLUDING REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS) AT SOME POINT IN THE FUTURE. IF THIS OCCURS, EXISTING SHAREHOLDERS WILL RECEIVE ADVANCE NOTICE. THE FUND'S INVESTMENT ADVISER MAY REOPEN THE FUND TO NEW INVESTORS AT ANY TIME.

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net asset in equity securities issued by very small companies considered to be micro cap companies as of the time of investment. The Fund generally holds between 50 and 100 securities.


The Fund focuses on small, undiscovered, emerging growth companies, seeking to provide investors with potentially higher returns than would be achieved by investing primarily in larger, more established companies. Since micro cap companies are generally not as well known and have less of an institutional following than larger companies, they may provide opportunities for higher returns due to inefficiencies in the marketplace.

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

o     above average earnings growth

o     attractive valuation

o     development of new products, technologies or markets

o     high quality balance sheet

o     strong management team

Although the portfolio manager looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses.

The Fund's portfolio manager may sell a particular security based on the following criteria:

o     changes in company fundamentals

o     weak company management

o     opportunity to purchase other, more attractively priced stocks

o     market capitalization of twice the portfolio's buying range

o     weakening financial stability

The Fund is not required to sell a security that has appreciated beyond the micro cap range, but it typically will do so.

The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund and what impact, if any, they will have on the Fund's performance.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

MICRO CAP RISK - in general, stocks of smaller companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger company securities or the market overall. These risks may be more significant for investments in small companies that would be considered to be micro-cap companies. Micro-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a micro cap company may lose substantial value. INVESTING IN MICRO CAP COMPANIES REQUIRES A LONGER TERM INVESTMENT VIEW AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Russell Microcap(TM) Index, or other funds with similar investment objectives and strategies.


INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

If the value of the Fund's investments goes down, you may lose money.

12 | GARTMORE CONCEPT SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. The performance of micro cap stocks may be volatile; therefore, the Fund's annual total returns may vary considerably from one period to the next. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                       2003         2004          2005
                      ------       ------        ------
                      93.06%       31.72%        -0.14%

BEST QUARTER: 32.64% - 2ND QTR OF 2003
WORST QUARTER: -9.56% - 1ST QTR OF 2005

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005
                                                               SINCE INCEPTION
                                                      1 YEAR   (JUNE 27, 2002)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                         -5.86%             24.73%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions         -6.74%             24.23%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions and
   Sales of Shares                                    -2.64%             21.69%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                         -5.50%             25.42%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)                      -1.79%             25.93%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                      -0.23%             26.27%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes      0.12%             27.15%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes              0.12%             27.15%
--------------------------------------------------------------------------------
Russell Microcap Index(4)                              2.57%             14.97%
--------------------------------------------------------------------------------
Wilshire Micro-Cap Index(5)                            2.85%             22.95%
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.

(3) Returns before the first offering of Class R shares (12/30/03) are based on the previous performance of Class B shares. This performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Effective February 28, 2006, the Fund changed its benchmark from the Wilshire Micro-Cap Index to the Russell Microcap Index. Gartmore Mutual Fund Capital Trust (the "Adviser") believes that the Russell Microcap Index more closely reflects the objectives and strategies of the Fund. The Russell Microcap Index is an unmanaged index that measures the performance of the microcap segment, which represents less than 3% of the U.S. equity market; includes the smallest 1,000 securities in the small-cap Russell 2000(R) Index plus the next 1,000 companies below the Russell 2000 Index, based on a ranking of all U.S. equities by market capitalization. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

(5) The Wilshire Micro-Cap Index is an unmanaged market capitalization-weighted index that measures the performance of small-cap stocks in the bottom "half" of the Wilshire 5000 Index. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the index would be lower.


                                                    GARTMORE CONCEPT SERIES | 13

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                             INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                 CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)             5.75%(2)        None            None            None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed upon
redemptions (as a
percentage of offering or
sale price, whichever is
less)                          None(3)         5.00%(4)        1.00%(5)        None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)      2.00%           2.00%           2.00%           2.00%           2.00%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND                                                                         INSTITUTIONAL SERVICE  INSTITUTIONAL
ASSETS)                        CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to
have the Fund's
investments professionally
managed)                       1.25%           1.25%           1.25%           1.25%           1.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees (paid
from Fund assets to cover
the cost of sales,
promotions and other
distribution activities,
as well as certain
shareholder servicing
costs)                         0.25%           1.00%           1.00%           0.40%(7)        None                   None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)              0.38%           0.37%           0.37%           0.57%           0.37%                  0.37%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)          1.88%           2.62%           2.62%           2.22%           1.62%                  1.62%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.01%, 0.20%, and 0.00%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 1.65% at least through February 28, 2007 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Any reimbursements to the Adviser must be made within five years of the Fund's commencement of operations.

      If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses" could increase to 2.15% for Class A shares, 2.40% for Class R shares and 1.90% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


14 | GARTMORE CONCEPT SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $755    $1,132    $1,533     $2,649
--------------------------------------------------------------------------------
Class B shares                              $765    $1,114    $1,590     $2,690
--------------------------------------------------------------------------------
Class C shares                              $365    $  814    $1,390     $2,954
--------------------------------------------------------------------------------
Class R shares                              $225    $  694    $1,190     $2,554
--------------------------------------------------------------------------------
Institutional Service Class shares          $165    $  511    $  881     $1,922
--------------------------------------------------------------------------------
Institutional Class shares                  $165    $  511    $  881     $1,922
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $265      $814    $1,390     $2,690
--------------------------------------------------------------------------------
Class C shares                              $265      $814    $1,390     $2,954
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                    GARTMORE CONCEPT SERIES | 15

SECTION 1 GARTMORE VALUE OPPORTUNITIES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation through investment in common stocks or their equivalents.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests primarily in equity securities issued by small-cap companies that the Fund's management considers to be "value" companies. In pursuing a value style of investing, the Fund seeks securities of companies with good earnings growth potential that the portfolio managers believe the market has undervalued. These companies may be undervalued because the portfolio managers believe that:


o     they are not well recognized

o they may be experiencing special situations, such as acquisitions, mergers or other unusual developments

o they may be experiencing significant business problems but have favorable prospects for recovery.

Small-cap companies often are undervalued because they may not be regularly researched by securities analysts or because institutional investors (who comprise a majority of the trading volume of publicly available securities) may be less interested due to the difficulty in purchasing a meaningful position that does not constitute a large percentage of the company's outstanding common stock. Consequently, greater discrepancies in the valuation of small cap companies may at times result.


The Fund may invest in equity securities of mid-cap companies, real estate investment trusts, and companies based either in the U.S. or in other countries.


The portfolio managers may sell a security if:

o     there are more attractive securities available

o     if the business environment is changing, or

o     to control the overall risk of the portfolio.

The Fund's investment adviser has chosen NorthPointe Capital, LLC
("NorthPointe") as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


SMALL-CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.


SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000(R) Index, or other funds with similar investment objectives and strategies.


SPECIAL SITUATION COMPANIES RISK - Special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations, or other unusual developments that can affect a company's market value. If the anticipated benefits of the developments do not ultimately materialize, the value of a special situation company may decline.


FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities.


VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

If the value of the Fund's investments goes down, you may lose money.

16 | GARTMORE CONCEPT SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                 2000   2001     2002    2003    2004   2005
                -----   ----   ------   -----   -----   -----
                31.52%  1.85%  -14.36%  36.99%  13.40%  7.89%

BEST QUARTER: 18.51% - 2ND QTR OF 2003
WORST QUARTER: -16.45% - 3RD QTR OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                                          SINCE
                                                                      INCEPTION
                                             1 YEAR   5 YEARS   (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                 1.71%     6.57%            10.70%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions                             -1.82%     5.06%             9.32%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions and Sales of Shares          2.38%     5.16%             8.88%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                 2.54%     6.84%            11.09%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2, 3)           6.26%     7.15%            11.08%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)              7.86%     7.39%            11.29%
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                               8.23%     8.12%            12.09%
--------------------------------------------------------------------------------
Institutional Class shares - Before
   Taxes(4)                                   8.23%     8.12%            12.09%
--------------------------------------------------------------------------------
Russell 2000 Index(5)                         4.55%     8.22%             6.26%
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns before the first offering of Class C shares (3/1/01) and Class R shares (12/30/03) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced because these three classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(3) The front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.

(4) Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.


(5) The Russell 2000 Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

                                                    GARTMORE CONCEPT SERIES | 17

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                             INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                 CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)             5.75%(2)        None            None            None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed upon
redemptions (as a
percentage of offering
or sale price, whichever
is less)                       None(3)         5.00%(4)        1.00%(5)        None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)      2.00%           2.00%           2.00%           2.00%           2.00%                  2.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND                                                                         INSTITUTIONAL SERVICE  INSTITUTIONAL
ASSETS)                        CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's
investments professionally
managed)                       0.70%           0.70%           0.70%           0.70%           0.70%                  0.70%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees (paid
from Fund assets to cover
the cost of sales,
promotions and other
distribution activities,
as well as certain
shareholder servicing
costs)                         0.25%           1.00%           1.00%           0.40%(7)        None                   None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)              0.89%           0.79%           0.79%           0.99%           0.87%                  0.79%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             1.84%           2.49%           2.49%           2.09%           1.57%                  1.49%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(9)       0.39%           0.39%           0.39%           0.39%           0.39%                  0.39%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)        1.45%           2.10%           2.10%           1.70%           1.18%                  1.10%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.10%, 0.20%, and 0.08%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 1.10% at least through February 28, 2007 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well.

      If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/ Reimbursements)" could increase to 1.60% for Class A shares, 1.85% for Class R shares and 1.35% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


18 | GARTMORE CONCEPT SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only. (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $714    $1,085    $1,479     $2,579
--------------------------------------------------------------------------------
Class B shares                              $713    $1,038    $1,491     $2,562
--------------------------------------------------------------------------------
Class C shares                              $313    $  738    $1,291     $2,797
--------------------------------------------------------------------------------
Class R shares                              $173    $  617    $1,088     $2,390
--------------------------------------------------------------------------------
Institutional Service Class shares          $120    $  458    $  818     $1,834
--------------------------------------------------------------------------------
Institutional Class shares                  $112    $  433    $  776     $1,746
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $213      $738    $1,291     $2,562
--------------------------------------------------------------------------------
Class C shares                              $213      $738    $1,291     $2,797
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                    GARTMORE CONCEPT SERIES | 19

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS


STOCK MARKET RISK - Each of the Funds (except Gartmore High Yield Bond Fund) could lose value if the individual stocks in which it has invested (or, convertible securities linked to such stocks) and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:


o     corporate earnings

o     production

o     management

o     sales, and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - The Fund may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability

o     the impact of currency exchange rate fluctuations

o     reduced information about issuers

o     higher transaction costs

o     less stringent regulatory and accounting standards

o     delayed settlement

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.


FLOATING RATE AND VARIABLE SECURITIES RISK - A Fund's investment in floating rate or variable rate securities is subject to interest rate risk like other debt securities. Because they may be callable, these bonds are also subject to the risk that a Fund will be repaid prior to the stated maturity, and that the repaid principal will be reinvested at a lower interest rate, reducing the Fund's income. Floating and variable-rate securities have interest rates that change periodically.


PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.


CONVERTIBLE SECURITIES - generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

WARRANTS - securities that give the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


ZERO COUPON BONDS - These securities pay no interest during the life of the security, and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. To avoid federal income tax liability, a fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.


REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

WHEN-ISSUED SECURITIES RISK - the risk of the value of a security falling between the time a Fund commits to buy it and the payment date. If this occurs, the Fund may sustain a loss. In addition, when a Fund buys a security on a when-issued basis, it is subject to the risk that market interest rates will increase before the time the security is delivered, so that the yield on the security may be lower than the yield available on other, comparable securities at the time of delivery.


20 | GARTMORE CONCEPT SERIES

PORTFOLIO TURNOVER - The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.


SECURITIES LENDING - The Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse consequences to a Fund.


TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks

o     prime quality commercial paper


o repurchase agreements covering any of the securities in which the Fund may invest directly, and


o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


CREDIT DEFAULT SWAP AGREEMENTS - The Gartmore High Yield Bond Fund may enter into a credit default swap, both (i) directly and (ii) indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. The Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, the Fund either delivers the defaulted bond (if the Fund has taken a short position in the credit default swap) or pays the par amount of the defaulted bond (if the Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

The Funds currently post the top 10 portfolio holdings for each Fund's calendar quarter on the Trust's internet site at www.gartmorefunds.com. The top 10 holdings are available no earlier than 10 business days after the end of a Fund's calendar quarter and will remain available until a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").


                                                    GARTMORE CONCEPT SERIES | 21

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER AND SUBADVISER


Gartmore Mutual Fund Capital Trust (the "Adviser"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the Funds' investment adviser. The adviser manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. Gartmore Mutual Fund Capital Trust was organized in 1999 as an investment adviser for mutual funds.

NorthPointe Capital, LLC, is the subadviser for Gartmore Value Opportunities Fund and, under the supervision of the Adviser, manages the Fund's assets in accordance with its investment objective and strategies. NorthPointe Capital, LLC, located at 101 West Big Beaver Road, Suite 745, Troy, Michigan 48084, makes investment decisions for the Fund and executes them by placing purchase and sell orders for securities. NorthPointe Capital was organized in 1999 and manages other Gartmore Funds and institutional accounts.

The Adviser and NorthPointe Capital, LLC are part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring 11 affiliated investment advisers. Collectively, these affiliates (located in the United States, the United Kingdom and Japan) had approximately $84.7 billion in net assets under management as of December 31, 2005.

Each Fund pays the Adviser a management fee based on each Fund's average daily net assets. From its management fee, the Adviser pays NorthPointe a subadvisory fee based on the Gartmore Value Opportunities Fund's average daily net assets. The total aggregate management fees paid by each Fund for the fiscal year ended October 31, 2005, expressed as a percentage of average daily net assets and taking into account any applicable waivers, were as follows:

                                                       ACTUAL            ACTUAL
                                                   MANAGEMENT       SUBADVISORY
                                                     FEE PAID          FEE PAID
FUND                                           IN FISCAL YEAR    IN FISCAL YEAR
--------------------------------------------------------------------------------
Gartmore Convertible Fund                               0.65%               n/a
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund                           0.35%               n/a
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                          1.24%               n/a
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                       0.43%*               --

*     Includes fees paid to Gartmore Value Opportunities Fund's subadviser.

The total annual advisory fees that can be paid to each Fund's respective investment adviser and subadviser (as a percentage of average daily net assets) are as follows:

FUND/ASSETS                                    MANAGEMENT FEE   SUBADVISORY FEE
--------------------------------------------------------------------------------

GARTMORE CONVERTIBLE FUND
--------------------------------------------------------------------------------
$0 up to $500 million                                   0.65%               n/a
--------------------------------------------------------------------------------
$500 million up to $1 billion                           0.60%               n/a
--------------------------------------------------------------------------------
$1 billion or more                                      0.55%               n/a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GARTMORE HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
$0 up to $250 million                                   0.55%               n/a
--------------------------------------------------------------------------------
$250 million up to $1 billion                          0.525%               n/a
--------------------------------------------------------------------------------
$1 billion up to $2 billion                             0.50%               n/a
--------------------------------------------------------------------------------
$2 billion up to $5 billion                            0.475%               n/a
--------------------------------------------------------------------------------
$5 billion or more                                      0.45%               n/a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GARTMORE MICRO CAP EQUITY FUND
--------------------------------------------------------------------------------
All assets                                              1.25%               n/a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GARTMORE VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------
$0 up to $250 million                                   0.70%              0.70%
--------------------------------------------------------------------------------
$250 million up to $1 billion                          0.675%             0.675%
--------------------------------------------------------------------------------
$1 billion up to $2 billion                             0.65%              0.65%
--------------------------------------------------------------------------------
$2 billion up to $5 billion                            0.625%             0.625%
--------------------------------------------------------------------------------
$5 billion or more                                      0.60%              0.60%

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from November 1, 2004 to April 30, 2005.


22 | GARTMORE CONCEPT SERIES

PORTFOLIO MANAGEMENT

GARTMORE CONVERTIBLE FUND

Gartmore Mutual Fund Capital Trust uses a team approach for this Fund, allowing investors to benefit from the skills of all the members of the team. The following people are primarily responsible for day-to-day management of the Fund.

o JEREMIAH O'GRADY has more than 35 years of investment management experience, specializing in convertible securities. Mr. O'Grady joined Gartmore Mutual Fund Capital Trust in August 2002. Prior to that, he founded and was president of CODA Capital Management. He also served as an executive vice president of Jeffries & Co. in New York for 11 years, during which time he established Jeffries & Co.'s Convertible Securities Department.


o CHARLES WRIGHT has been active in the securities and investment industry for 10 years. Prior to joining Gartmore in 1999, Mr. Wright was a portfolio manager for Palomar Capital Management, a division of Pilgrim Baxter & Associates, for six years.


GARTMORE HIGH YIELD BOND FUND

Karen Bater is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Ms. Bater joined Gartmore in May 2000 and began co-managing the Fund in January 2001. She became sole manager on October 18, 2002. Previously, she was the senior portfolio manager for Enhanced Yield Products at First Union Bank N.A. (1986-2000) and a portfolio manager for Vestaur Securities (1998-2000) at First Union Bank, N.A.

GARTMORE MICRO CAP EQUITY FUND


Carl P. Wilk, CFP, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Wilk joined Gartmore Mutual Fund Capital Trust in April 2002, and he also co-manages the Gartmore Small Cap Leaders Fund with Gary Haubold. Prior to April 2002, he was senior portfolio manager and partner of Munder Capital Management, portfolio manager of the Munder MicroCap Equity Fund, and co-manager of the Munder Small Company Growth Fund. He also managed Munder's Small Company Focus style for institutional and wrap accounts.

GARTMORE VALUE OPPORTUNITIES FUND


Jeffrey C. Petherick and Mary C. Champagne are jointly responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and currently co-manage several Gartmore Funds. Between June 1995 and January 2000, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


                                                    GARTMORE CONCEPT SERIES | 23

SECTION 4 INVESTING WITH GARTMORE

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you,

o     how long you expect to own your shares,

o     how much you intend to invest,

o     total costs and expenses associated with a particular share class, and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Gartmore Funds offer several different share classes each with different price and cost features. Gartmore Micro Cap Equity Fund is currently closed to new investors. The table below compares Class A, Class B and Class C shares, which are available to all investors.


Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES         POINTS TO CONSIDER

CLASS A SHARES


Front-end sales charge up       A front-end sales charge means that a portion of
to 5.75% (4.25% for               your initial investment goes toward the sales
Gartmore High Yield Bond          charge and is not invested.
Fund)

Contingent deferred sales       Reduction and waivers of sales charges may be
charge (CDSC)(1)                  available.

Annual service and/or           Total annual operating expenses are lower than
12b-1 fee up to 0.25%             Class B and Class C charges which means higher
Administrative services           dividends and/or NAV per share.
fee of up to 0.25%

                                No conversion feature.

                                No maximum investment amount.
--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%                No front-end sales charge means your full
                                  investment immediately goes toward buying shares.
                                No reduction of CDSC, but waivers may be
                                  available.

                                The CDSC declines 1% in most years to zero after
                                  six years.

Annual service and/or           Total annual operating expenses are higher than
12b-1 fee up to 1.00%             Class A charges which means lower dividends
No administrative services        and/or NAV per share.
fee

                                Automatic conversion to Class A shares after
                                  seven years, which means lower annual expenses in the future.

                                Maximum investment amount of $100,000. Larger
                                  investments may be rejected.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%                   No front-end sales charge means your full
                                  investment immediately goes toward buying shares.
                                No reduction of CDSC, but waivers may be
                                  available.

                                The CDSC declines to zero after one year.

Annual service and/or           Total annual operating expenses are higher than
12b-1 fee up to 1.00% No          Class A charges which means lower dividends
administrative services           and/or NAV per share.
fee

                                No conversion feature.

                                Maximum investment amount of $1,000,000(2).
                                  Larger investments may be rejected.

(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% for Gartmore Micro Cap Equity Fund and Gartmore Value Opportunities Fund; 0.75% for Gartmore High Yield Bond Fund and Gartmore Convertible Fund will be charged on redemptions of Class A shares within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.


(2)   This limit was calculated based on a one-year holding period.

24 | GARTMORE CONCEPT SERIES

CLASS A SHARES


Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.


FRONT-END SALES CHARGES FOR CLASS A SHARES


                               SALES CHARGE AS A PERCENTAGE OF
                               -------------------------------           DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                           OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                               PRICE   (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                      5.75%             6.10%            5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                     4.75              4.99             4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                   3.50              3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                   2.50              2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                   2.00              2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                     None              None             None*


Gartmore High Yield Bond Fund


                               SALES CHARGE AS A PERCENTAGE OF
                               -------------------------------           DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                           OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                               PRICE   (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000                     4.25%             4.44%            3.75%
--------------------------------------------------------------------------------
$100,000 to $249,999                   3.50              3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                   2.50              2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                   2.00              2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                     None              None             None*


* Dealer may be eligible for a finders fee as described in " Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.gartmorefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.


o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.


o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you sell Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of selling shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your sale and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A shares with your purchase of Class D, Class B or Class C shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


                                                    GARTMORE CONCEPT SERIES | 25

--------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges.


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor.

o     retirement plans.


o investment advisory clients of Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust and their affiliates.


o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.


The SAI lists other investors eligible for sales charge waivers.


--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by Gartmore Mutual Funds (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) of up to 1.00% for Gartmore Micro Cap Equity Fund and Gartmore Value Opportunities Fund; and 0.75% for Gartmore High Yield Bond Fund and Gartmore Convertible Fund applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or


o to shares acquired through reinvestment of dividends or capital gain distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES


AMOUNT OF                            $1 MILLION       $4 MILLION    $25 MILLION
PURCHASE                          TO $3,999,999   TO $24,999,999        OR MORE
--------------------------------------------------------------------------------
If sold within                        18 months        18 months      18 months
--------------------------------------------------------------------------------
Amount of CDSC for Gartmore
Micro Cap Equity Fund and,
Gartmore Value Opportunities Fund         1.00%            0.50%          0.25%
--------------------------------------------------------------------------------
Amount of CDSC for
Gartmore High Yield Bond Fund
and Gartmore Convertible Fund             0.75%            0.50%          0.25%

Any CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges--Class A, Class B and Class C Shares" for a list of situations where a CDSC is not charged.


The CDSC for Class A shares of the Fund(s) is described above; however, the CDSCs for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B, AND CLASS C SHARES

The CDSC is waived on:

o the sale of Class A, Class B or Class C shares purchased through reinvested dividends or distributions. However, a CDSC is charged if you sell your Class B or Class C shares and then reinvest the proceeds in Class B or Class C shares within 30 days. The CDSC is re-deposited into your new account.


o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program.


o Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or disability.

o mandatory withdrawals from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts.


o sales of Class C shares from retirement plans offered by the Nationwide Trust Company.

For more complete information, see the SAI.

--------------------------------------------------------------------------------

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you sell Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

                                                                        7 YEARS
SALE WITHIN        1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  OR MORE
--------------------------------------------------------------------------------
Sales charge           5%       4%       3%       3%       2%       1%       0%

26 | GARTMORE CONCEPT SERIES

CONVERSION OF CLASS B SHARES


After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.


CLASS C SHARES


Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you sell your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%.

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.


--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Fund(s) offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other   fiduciaries   should  also   consider   their   obligations   in
determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class, and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R Shares ARE AVAILABLE to retirement plans including:

o     401(k) plans,

o     457 plans,

o     403(b) plans,

o     profit sharing and money purchase pension plans,

o     defined benefit plans,

o     non-qualified deferred compensation plans, and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.


The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.


Class R shares ARE NOT AVAILABLE to:

o     retail retirement accounts,

o     institutional non-retirement accounts,

o     traditional and Roth IRAs,

o     Coverdell Education Savings Accounts,

o     SEPs and SAR-SEPs,

o     SIMPLE IRAs,

o     one-person Keogh plans,

o     individual 403(b) plans, or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund(s) for these services;


o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;


o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund(s) for providing services; or


o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.


                                                    GARTMORE CONCEPT SERIES | 27

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Fund(s);


o institutional advisory accounts of Gartmore Mutual Fund Capital Trust or its affiliates, those accounts which have client relationships with an affiliate of Gartmore Mutual Fund Capital Trust, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;


o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients; or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"). These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

The Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund(s) to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.


These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:


CLASS                            AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                   0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                   1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                   1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                   0.50% (0.25% of which may be either
                                 a distribution or service fee)

ADMINISTRATIVE SERVICES FEES

In addition to 12b-1 fees, Class A, Class R and Institutional Service Class shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. These fees are paid by these Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING

The investment adviser and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore,


28 | GARTMORE CONCEPT SERIES
and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o     the Funds' Distributor and other affiliates of the investment adviser,

o     broker-dealers,

o     financial institutions, and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.


CONTACTING GARTMORE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions

o     hear fund price information

o     obtain mailing and wiring instructions

INTERNET Go to www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses

o     obtain information on the Gartmore Funds

o     access your account information

o     request transactions, including purchases, redemptions and exchanges

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus Ohio 43219.

By FAX 614-428-3278

                                                    GARTMORE CONCEPT SERIES | 29

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES


All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's net asset value (NAV) to receive that day's NAV.

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HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
(BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE)       UNCASHED OR UNDELIVERABLE CHECKS MAY BE REDEPOSITED AFTER SIX
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE    MONTHS IN THE FUND.
SALE OF SHARES AT ANY TIME
                                                                    *EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60-DAY
                                                                     WRITTEN NOTICE TO SHAREHOLDERS

                                                                    **A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                      "MEDALLION SIGNATURE GUARANTEE" BELOW
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THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has      THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.
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BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Gartmore Funds. Payment must be made in U.S. dollars    mailing or faxing a letter to Gartmore Funds. The letter must
and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH, STARTER     include your account numbers and the names of the Funds you wish
CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT CARD          to exchange from and to. The letter must be signed by all
CHECKS OR MONEY ORDERS.                                             account owners. We reserve the right to request original
                                                                    documents for any faxed requests.
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BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The Funds
may revoke telephone privileges at any time, without notice to      may revoke telephone privileges at any time, without notice to
shareholders.                                                       shareholders. for redemptions, shareholders who own shares in an
                                                                    IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. The following types of accounts can use the voice-response system to sell shares:
                                                                    Individual, Joint, Transfer on Death, Trust and Uniform
                                                                    Gift/Transfer to Minors.

                                                                    A check made payable to the shareholder of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to sell shares and may request sale instructions in writing, signed by all
                                                                    shareholders on the account.
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ON-LINE. Transactions may be made through the Gartmore Funds        ON-LINE. Transactions may be made through the Gartmore Funds
website. However, the Funds may discontinue on-line transactions    website. However, the Funds may discontinue on-line transactions
of Fund shares at any time.                                         of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your sale
funds wire to the Funds' custodian bank. (The authorization will    directly to your account at a commercial bank. A voided check
be in effect unless you give the Fund written notice of its         must be attached to your application. (The authorization will be
termination.)                                                       in effect unless you give the Fund written notice of its
                                                                    termination.)
o     if you choose this method to open a new account, you must
      call our toll-free number before you wire your investment     o     your proceeds will be wired to your bank on the next
      and arrange to fax your completed application.                      business day after your order has been processed

o     your bank may charge a fee to wire funds.                     o     Gartmore deducts a $20 service fee from the sale proceeds
                                                                          for this service.

                                                                    o     your financial institution may also charge a fee for
                                                                          receiving the wire.

                                                                    o     funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
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BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Gartmore       BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds account with proceeds from your bank via ACH on the second    be sent to your bank via ACH on the second business day after
business day after your purchase order has been processed. A        your order has been processed. A voided check must be attached
voided check must be attached to your application. Money sent       to your application. Money sent through ACH should reach your
through ACH typically reaches Gartmore Funds from your bank in      bank in two business days. There is no fee for this service.
two business days. There is no fee for this service. (The           (The authorization will be in effect unless you give the Fund
authorization will be in effect unless you give the Fund written    written notice of its termination.)
notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should call
our toll-free number. Eligible entities or individuals wishing      our toll-free number. Eligible entities or individuals wishing
to conduct transactions in Institutional Service Class or           to conduct transactions in Institutional Service Class or
Institutional Class shares should call our toll-free number.        Institutional Class shares should call our toll-free number.


30 | GARTMORE CONCEPT SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.


The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent in good order, plus any applicable sales charge.

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations or, with respect to Gartmore High Yield Bond Fund, the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

The Fund(s) may accept payment for shares in the form of securities that are permissible investments for the Funds.


--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

                                                    GARTMORE CONCEPT SERIES | 31

MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                            $2,000 (per Fund)
To open an IRA account                                        $1,000 (per Fund)
Additional investments                                          $100 (per Fund)
To start an Automatic Asset Accumulation Plan                            $1,000
Additional Investments
(Automatic Asset Accumulation Plan)                                         $50

--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES

To open an account                                           $50,000 (per Fund)
Additional investments                                               No Minimum

--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES

To open an account                                        $1,000,000 (per Fund)
Additional investments                                               No Minimum

--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES


Maintaining small accounts is costly for the Fund(s) and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund(s)' minimum.


o if the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are sold each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund(s) may waive the quarterly fee.

o the Fund(s) reserve the right to sell your remaining shares and close your account if a sale of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same owner,

o your first purchase in the new fund meets its minimum investment requirement,

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original fund is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund.)

32 | GARTMORE CONCEPT SERIES

EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. However, if a sales charge was never paid on your Prime Shares, applicable sales charges apply to exchanges into other fund(s). In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.


AUTOMATIC WITHDRAWAL PROGRAM

You automatically may redeem Class A, Class B, and Class C shares in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you sell your shares is the net asset value (minus any applicable sales charges) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you sell may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the sale.


You may not be able to sell your Fund shares or Gartmore Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted, or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).


Generally, the Fund will pay you for the shares that you sell within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:


o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.


If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.


The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE


A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:


o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o the proceeds are mailed to any address other than the address of record, or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                                    GARTMORE CONCEPT SERIES | 33

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:


o     disrupt portfolio management strategies,

o     increase brokerage and other transaction costs, and

o     negatively affect fund performance.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:


MONITORING OF TRADING ACTIVITY

The Funds, through the investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:


o restrict purchases or exchanges that they or their agents believe constitute excessive trading.

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.

The Funds have also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and


o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.


FAIR VALUATION


The Funds have fair value pricing procedures in place, as described above in
Section 4, Investing with Gartmore: Buying Shares--Share Price.

Despite its best efforts, Gartmore Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Gartmore Funds may not be able to prevent all market timing and its potential negative impact.


34 | GARTMORE CONCEPT SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose redemption and exchange fees on certain funds if you sell or exchange your shares within a designated holding period. These fees are paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether an exchange fee applies, shares that were held the longest are redeemed first. This exchange/redemption fee is in addition to any CDSC that may be applicable at the time of sale. If you exchange assets into a Fund with a exchange/redemption fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares sold or exchanged under regularly scheduled withdrawal plans.

o     shares purchased through reinvested dividends or capital gains.

o shares sold (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent sale must have occurred during the period the fee applied.

o shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts.


o shares sold or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction.


o shares sold or exchanged by any "Fund of Funds" that is affiliated with a Fund.


With respect to shares sold or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.


Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o omnibus accounts where there is no capability to impose an exchange fee on underlying customers' accounts; and

o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these Funds into another Gartmore Fund if you have held the shares of the Fund with the exchange for less than the minimum holding period listed below:

                                                                        MINIMUM
                                                    EXCHANGE/    HOLDING PERIOD
FUND                                           REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                       2.00%                90
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                          2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                 2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                    2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                  2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Technology
   and Communications Fund                              2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                          2.00%                90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                      2.00%                90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                          2.00%                90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                            2.00%                90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                    2.00%                90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                 2.00%                90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                         2.00%                90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Long-Short Fund            2.00%                90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                       2.00%                90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                         2.00%                90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                    2.00%                30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                           2.00%                30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                2.00%                30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                        2.00%                30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                       2.00%                30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                      2.00%                 7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                2.00%                 7
--------------------------------------------------------------------------------
Gartmore Convertible Fund                               2.00%                 7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                           2.00%                 7
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund                           2.00%                 7
--------------------------------------------------------------------------------
Gartmore International Index Fund                       2.00%                 7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                      2.00%                 7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                       2.00%                 7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                             2.00%                 7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                           2.00%                 7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                           2.00%                 7


                                                    GARTMORE CONCEPT SERIES | 35

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distributions varies and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS AND CAPITAL GAINS


The Funds (except Gartmore High Yield Bond Fund) intend to distribute income dividends to you quarterly. Gartmore High Yield Bond Fund intends to calculate income dividends daily and pay income dividends to you monthly. All income and capital gains distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.


Dividends and capital gain distributions you receive from the Funds may be subject to Federal income tax, state taxes or local taxes:

o any taxable dividends, as well as distributions of short-term capital gains, are federally taxable at applicable ordinary income tax rates.

o distributions of net long-term capital gains are taxable to you as long-term capital gains.

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met.

o for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction.

o distributions declared in December but paid in January are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING


You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


36 | GARTMORE CONCEPT SERIES

SECTION 6 GARTMORE CONVERTIBLE FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002, 2003, 2004 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                         INVESTMENT ACTIVITIES                  DISTRIBUTIONS
                                                 -------------------------------------   ---------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM          NET
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   INVESTMENT           TOTAL
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES       INCOME   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)  $   10.09         0.15        (0.32)          (0.17)       (0.14)          (0.14)
Year Ended October 31, 2005        $    9.78         0.30         0.31            0.61        (0.25)          (0.25)
---------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2004 (d)  $   10.09         0.10        (0.35)          (0.25)       (0.11)          (0.11)
Year Ended October 31, 2005        $    9.73         0.20         0.34            0.54        (0.19)          (0.19)
---------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2004 (d)  $   10.09         0.10        (0.34)          (0.24)       (0.11)          (0.11)
Year Ended October 31, 2005        $    9.74         0.21         0.32            0.53        (0.18)          (0.18)
---------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)  $    9.66         0.08         0.09            0.17        (0.09)          (0.09)
Year Ended October 31, 2005        $    9.74         0.27         0.33            0.60        (0.25)          (0.25)
---------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE
CLASS SHARES
Period EndedOctober 31, 2004 (d)   $   10.09         0.12        (0.28)          (0.16)       (0.15)          (0.15)
Year Ended October 31, 2005        $    9.78         0.31         0.32            0.63        (0.28)          (0.28)
---------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)  $   10.00         0.18        (0.25)          (0.07)       (0.15)          (0.15)
Year Ended October 31, 2005        $    9.78         0.30         0.33            0.63        (0.28)          (0.28)
---------------------------------------------------------------------------------------------------------------------

                                   NET ASSET
                                      VALUE,
                                      END OF        TOTAL
                                      PERIOD   RETURN (a)
----------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)  $    9.78   (1.68%)(g)
Year Ended October 31, 2005        $   10.14    6.32%
----------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2004 (d)  $    9.73   (2.46%)(g)
Year Ended October 31, 2005        $   10.08    5.52%
----------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2004 (d)  $    9.74   (2.41%)(g)
Year Ended October 31, 2005            10.09    5.48%
----------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)  $    9.74    1.72%(g)
Year Ended October 31, 2005            10.09    6.16%
----------------------------------------------------------

INSTITUTIONAL SERVICE
CLASS SHARES
Period EndedOctober 31, 2004 (d)   $    9.78   (0.68%)(g)
Year Ended October 31, 2005            10.13    6.50%
----------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)  $    9.78   (1.56%)(g)
Year Ended October 31, 2005            10.13    6.50%
----------------------------------------------------------

                                                                     RATIO/SUPPLEMENTAL DATA
                                       ----------------------------------------------------------------------------------
                                                                                               INVESTMENT
                                                                                   RATIO OF        INCOME
                                                                 RATIO OF NET      EXPENSES        (LOSS)
                                                                   INVESTMENT     (PRIOR TO     (PRIOR TO
                                       NET ASSETS     RATIO OF         INCOME    REIMBURSE-    REIMBURSE-
                                           AT END     EXPENSES      (LOSS) TO     MENTS) TO     MENTS) TO
                                        OF PERIOD   TO AVERAGE    AVERAGE NET   AVERAGE NET   AVERAGE NET      PORTFOLIO
                                           (000s)   NET ASSETS         ASSETS    ASSETS (b)    ASSETS (b)   TURNOVER (c)
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)      $    2,988     1.20%(h)       2.28%(h)      1.36%(h)      2.12%(h)        153.08%
Year Ended October 31, 2005            $    2,047     1.20%          2.80%              (i)           (i)        169.53%
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2004 (d)      $      210     1.95%(h)       1.55%(h)      2.08%(h)      1.42%(h)        153.08%
Year Ended October 31, 2005            $      253     1.95%          2.05%              (i)           (i)        169.53%
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2004 (d)      $    3,253     1.95%(h)       1.52%(h)      2.09%(h)      1.38%(h)        153.08%
Year Ended October 31, 2005            $    3,504     1.95%          2.05%              (i)           (i)        169.53%
-------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)      $        1     1.58%(h)       1.75%(h)      1.59%(h)      1.75%(h)        153.08%
Year Ended October 31, 2005            $        1     1.33%          2.67%              (i)           (i)        169.53%
-------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE
CLASS SHARES
Period Ended October 31, 2004 (d)      $      311     0.95%(h)       2.28%(h)      1.10%(h)      2.13%(h)        153.08%
Year Ended October 31, 2005            $      324     0.95%          3.04%              (i)           (i)        169.53%
-------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)      $   28,299     0.95%(h)       2.53%(h)      1.12%(h)      2.36%(h)        153.08%
Year Ended October 31, 2005            $   41,653     0.95%          3.06%              (i)           (i)        169.53%
-------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from January 20, 2004 (commencement of operations) through October 31, 2004.

(e) For the period from May 14, 2004 (commencement of operations) through October 31, 2004.

(f) For the period from December 29, 2003 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h)   Annualized.


(i)   There were no fee reductions during this period.


                                                    GARTMORE CONCEPT SERIES | 37

SECTION 6 GARTMORE HIGH YIELD BOND FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOREACH SHARE OF CAPITAL OUTSTANDING


                                                         INVESTMENT ACTIVITIES                  DISTRIBUTIONS
                                                 -------------------------------------   ---------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM          NET
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT   INVESTMENT           TOTAL
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES       INCOME   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001          $    7.96         0.84        (1.10)       (0.26)       (0.84)          (0.84)
Year Ended October 31, 2002          $    6.86         0.61        (0.87)       (0.26)       (0.61)          (0.61)
Year Ended October 31, 2003          $    5.99         0.56         0.89         1.45        (0.56)          (0.56)
Year Ended October 31, 2004          $    6.88         0.51         0.20         0.71        (0.51)          (0.51)
Year Ended October 31, 2005          $    7.08         0.50        (0.34)        0.16        (0.50)          (0.50)
--------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001          $    7.96         0.78        (1.10)       (0.32)       (0.78)          (0.78)
Year Ended October 31, 2002          $    6.86         0.56        (0.88)       (0.32)       (0.56)          (0.56)
Year Ended October 31, 2003          $    5.98         0.52         0.89         1.41        (0.52)          (0.52)
Year Ended October 31, 2004          $    6.87         0.46         0.20         0.66        (0.46)          (0.46)
Year Ended October 31, 2005          $    7.07         0.45        (0.34)        0.11        (0.45)          (0.45)
--------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)    $    8.07         0.40        (1.21)       (0.81)       (0.40)          (0.40)
Year Ended October 31, 2002          $    6.86         0.56        (0.87)       (0.31)       (0.56)          (0.56)
Year Ended October 31, 2003          $    5.99         0.52         0.89         1.41        (0.52)          (0.52)
Year Ended October 31, 2004          $    6.88         0.46         0.20         0.66        (0.46)          (0.46)
Year Ended October 31, 2005          $    7.08         0.45        (0.35)        0.10        (0.45)          (0.45)
--------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)    $    7.00         0.32         0.07         0.39        (0.32)          (0.32)
Year Ended October 31, 2005          $    7.07         0.50        (0.35)        0.15        (0.50)          (0.50)
--------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001          $    8.01         0.87        (1.10)       (0.23)       (0.86)          (0.86)
Year Ended October 31, 2002          $    6.92         0.63        (0.88)       (0.25)       (0.63)          (0.63)
Year Ended October 31, 2003          $    6.04         0.58         0.90         1.48        (0.58)          (0.58)
Year Ended October 31, 2004          $    6.94         0.53         0.20         0.73        (0.53)          (0.53)
Year Ended October 31, 2005          $    7.14         0.52        (0.35)        0.17        (0.52)          (0.52)
--------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)    $    6.90         0.18         0.24         0.42        (0.18)          (0.18)
Year Ended October 31, 2005          $    7.14         0.52        (0.34)        0.18        (0.52)          (0.52)
--------------------------------------------------------------------------------------------------------------------

                                     NET ASSET
                                        VALUE,
                                        END OF         TOTAL
                                        PERIOD    RETURN (a)
-------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001          $    6.86    (3.59%)
Year Ended October 31, 2002          $    5.99    (4.27%)
Year Ended October 31, 2003          $    6.88    25.18%
Year Ended October 31, 2004          $    7.08    10.65%
Year Ended October 31, 2005          $    6.74     2.23%
-------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001          $    6.86    (4.31%)
Year Ended October 31, 2002          $    5.98    (5.11%)
Year Ended October 31, 2003          $    6.87    24.36%
Year Ended October 31, 2004          $    7.07     9.92%
Year Ended October 31, 2005          $    6.73     1.55%
-------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)    $    6.86   (10.15%)(g)
Year Ended October 31, 2002          $    5.99    (4.96%)
Year Ended October 31, 2003          $    6.88    24.32%
Year Ended October 31, 2004          $    7.08     9.92%
Year Ended October 31, 2005          $    6.73     1.40%
-------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)    $    7.07     5.73%(g)
Year Ended October 31, 2005          $    6.72     2.05%
-------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001          $    6.92    (3.19%)
Year Ended October 31, 2002          $    6.04    (4.12%)
Year Ended October 31, 2003          $    6.94    25.51%
Year Ended October 31, 2004          $    7.14    10.90%
Year Ended October 31, 2005          $    6.79     2.34%
-------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)    $    7.14     6.10%(g)
Year Ended October 31, 2005          $    6.80     2.54%
-------------------------------------------------------------

                                                                    RATIO/SUPPLEMENTAL DATA
                                     -----------------------------------------------------------------------------------
                                                                                            RATIO OF NET
                                                                                              INVESTMENT
                                                                                 RATIO OF         INCOME
                                                               RATIO OF NET      EXPENSES         (LOSS)
                                                                 INVESTMENT     (PRIOR TO      (PRIOR TO
                                     NET ASSETS     RATIO OF         INCOME    REIMBURSE-     REIMBURSE-
                                         AT END     EXPENSES      (LOSS) TO     MENTS) TO      MENTS) TO
                                      OF PERIOD   TO AVERAGE    AVERAGE NET   AVERAGE NET    AVERAGE NET      PORTFOLIO
                                         (000s)   NET ASSETS         ASSETS    ASSETS (b)     ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001          $    2,801     0.95%         11.10%         1.11%         10.94%            83.79%
Year Ended October 31, 2002          $    2,002     0.97%          9.20%         1.09%          9.08%            93.27%
Year Ended October 31, 2003          $    4,028     1.02%          8.47%         1.10%          8.39%           104.54%
Year Ended October 31, 2004          $    4,027     1.03%          7.34%         1.20%          7.17%            77.13%
Year Ended October 31, 2005          $    2,687     1.13%          7.13%         1.35%          6.92%            72.82%
------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001          $      244     1.70%         10.35%         2.43%          9.62%            83.79%
Year Ended October 31, 2002          $      355     1.70%          8.46%         1.83%          8.33%            93.27%
Year Ended October 31, 2003          $      764     1.69%          7.81%         1.78%          7.73%           104.54%
Year Ended October 31, 2004          $      734     1.70%          6.63%         1.89%          6.45%            77.13%
Year Ended October 31, 2005          $      760     1.81%          6.46%         2.01%          6.26%            72.82%
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)    $        5     1.70%(h)      10.05%(h)      8.58%(h)       3.17%(h)         83.79%
Year Ended October 31, 2002          $       53     1.70%          8.55%         1.97%          8.28%            93.27%
Year Ended October 31, 2003          $    2,986     1.71%          7.45%         1.77%          7.39%           104.54%
Year Ended October 31, 2004          $    1,836     1.71%          6.66%         1.86%          6.51%            77.13%
Year Ended October 31, 2005          $    1,318     1.80%          6.47%         2.02%          6.26%            72.82%
------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)    $        1     1.32%(h)       6.89%(h)      1.55%(h)       6.66%(h)         77.13%
Year Ended October 31, 2005          $        1     1.21%          7.10%         1.45%          6.87%            72.82%
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001          $   85,885     0.70%         11.30%         0.76%         11.24%            83.79%
Year Ended October 31, 2002          $   82,967     0.70%          9.38%         0.79%          9.29%            93.27%
Year Ended October 31, 2003          $  106,278     0.70%          8.87%         0.78%          8.79%           104.54%
Year Ended October 31, 2004          $   17,839     0.71%          7.60%         0.77%          7.53%            77.13%
Year Ended October 31, 2005          $   18,272     0.86%          7.34%         1.05%          7.14%            72.82%
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)    $        1     0.71%(h)       7.44%(h)      1.24%(h)       6.91%(h)         77.13%
Year Ended October 31, 2005          $    1,015     0.53%          7.54%         0.53%          7.54%            72.82%
------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) For the period from February 27, 2004 (commencement of operations) through October 31, 2004.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h)   Annualized.


38 | GARTMORE CONCEPT SERIES

SECTION 6 GARTMORE MICRO CAP EQUITY FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                                  INVESTMENT ACTIVITIES                        DISTRIBUTIONS
                                                   --------------------------------------------------   -------------------------
                                                                                     NET
                                                                                REALIZED
                                                                                     AND
                                       NET ASSET          NET                 UNREALIZED
                                          VALUE,   INVESTMENT                      GAINS   TOTAL FROM        NET
                                       BEGINNING       INCOME   REDEMPTION   (LOSSES) ON   INVESTMENT   REALIZED           TOTAL
                                       OF PERIOD       (LOSS)         FEES   INVESTMENTS   ACTIVITIES     INCOME   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)(e)   $   10.00       (0.04)           --        (1.32)       (1.36)      --              --
Year Ended October 31, 2003            $    8.64       (0.02)           --         7.29         7.27       --              --
Year Ended October 31, 2004            $   15.91       (0.18)         0.02         3.81         3.65       --(i)           --(i)
Year Ended October 31, 2005            $   19.56       (0.34)         0.02         2.63         2.31    (0.40)          (0.40)
---------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2002 (d)      $   10.00       (0.06)           --        (1.33)       (1.39)      --              --
Year Ended October 31, 2003            $    8.61       (0.06)           --         7.19         7.13       --              --
Year Ended October 31, 2004            $   15.74       (0.26)         0.02         3.72         3.48       --(i)           --(i)
Year Ended October 31, 2005            $   19.22       (0.46)         0.02         2.55         2.11    (0.40)          (0.40)
---------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2002 (d)      $   10.00       (0.06)           --        (1.33)       (1.39)      --              --
Year Ended October 31, 2003            $    8.61       (0.05)           --         7.20         7.15       --              --
Year Ended October 31, 2004            $   15.76       (0.24)         0.02         3.70         3.48       --(i)           --(i)
Year Ended October 31, 2005            $   19.24       (0.47)         0.02         2.56         2.11    (0.40)          (0.40)
---------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (f)      $   17.38       (0.27)         0.02         2.14         1.89       --(i)           --(i)
Year Ended October 31, 2005            $   19.27       (0.29)         0.02         2.53         2.26    (0.40)          (0.40)
---------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)      $   10.00       (0.03)           --        (1.33)       (1.36)      --              --
Year Ended October 31, 2003            $    8.64       (0.13)           --         7.45         7.32       --              --
Year Ended October 31, 2004            $   15.96       (0.28)         0.02         3.97         3.71       --(i)           --(i)
Year Ended October 31, 2005            $   19.67       (0.19)         0.02         2.54         2.37    (0.40)          (0.40)
---------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2003 (d)      $   10.00       (0.03)           --        (1.33)       (1.36)      --              --
Year Ended October 31, 2003            $    8.64       (0.13)           --         7.45         7.32       --              --
Year Ended October 31, 2004            $   15.96       (0.16)         0.02         3.85         3.71       --(i)           --(i)
Year Ended October 31, 2005            $   19.67       (0.22)         0.02         2.58         2.38    (0.40)          (0.40)
---------------------------------------------------------------------------------------------------------------------------------

                                         NET ASSETS
                                             VALUE,
                                             END OF         TOTAL
                                             PERIOD    RETURN (a)
------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)(e)     $     8.64   (13.60%)(g)
Year Ended October 31, 2003              $    15.91    84.14%
Year Ended October 31, 2004              $    19.56    22.96%
Year Ended October 31, 2005              $    21.47    11.69%
------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2002 (d)        $     8.61   (13.90%)(g)
Year Ended October 31, 2003              $    15.74    82.81%
Year Ended October 31, 2004              $    19.22    22.13%
Year Ended October 31, 2005              $    20.93    10.84%
------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2002 (d)        $     8.61   (13.90%)(g)
Year Ended October 31, 2003              $    15.76    83.04%
Year Ended October 31, 2004              $    19.24    22.10%
Year Ended October 31, 2005              $    20.95    10.83%
------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (f)        $    19.27    10.89%(g)
Year Ended October 31, 2005              $    21.13    11.61%
------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)        $     8.64   (13.60%)
Year Ended October 31, 2003              $    15.96    84.72%
Year Ended October 31, 2004              $    19.67    23.26%
Year Ended October 31, 2005              $    21.64    11.93%
------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2003 (d)        $     8.64   (13.60%)
Year Ended October 31, 2003              $    15.96    84.72%
Year Ended October 31, 2004              $    19.67    23.26%
Year Ended October 31, 2005              $    21.65    11.98%
------------------------------------------------------------------

                                                                      RATIO/SUPPLEMENTAL DATA
                                       ------------------------------------------------------------------------------------
                                                                                               RATIO OF NET
                                                                                                 INVESTMENT
                                                                                  RATION OF          INCOME
                                                                 RATIO OF NET      EXPENSES   (LOSS) (PRIOR
                                                                   INVESTMENT      PRIOR TO              TO
                                       NET ASSETS     RATIO OF         INCOME    REIMBURSE-      REIMBURSE-
                                           AT END     EXPENSES      (LOSS) TO     MENTS) TO       MENTS) TO
                                        OF PERIOD   TO AVERAGE    AVERAGE NET   AVERAGE NET     AVERAGE NET      PORTFOLIO
                                           (000s)   NET ASSETS         ASSETS    ASSETS (b)      ASSETS (b)   TURNOVER (c)
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)(e)   $      310     1.80%(h)     (1.32%)(h)      8.73%(h)      (8.25%)(h)         56.08%
Year Ended October 31, 2003            $   17,023     1.82%        (1.32%)         2.26%         (1.76%)           104.50%
Year Ended October 31, 2004            $   74,983     1.81%        (1.35%)         1.82%         (1.37%)           107.36%
Year Ended October 31, 2005            $   68,375     1.86%        (1.31)%         1.87%         (1.32%)           108.54%
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2002 (d)      $       43     2.55%(h)     (2.04%)(h)      8.46%(h)      (7.95%)(h)         56.08%
Year Ended October 31, 2003            $    1,611     2.54%        (2.08%)         2.99%         (2.52%)           104.50%
Year Ended October 31, 2004            $    6,403     2.55%        (2.11%)         2.57%         (2.13%)           107.36%
Year Ended October 31, 2005            $    7,647     2.61%        (2.04)%         2.62%         (2.06%)           108.54%
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2002 (d)      $       43     2.55%(h)     (2.04%)(h)      8.46%(h)      (7.95%)(h)         56.08%
Year Ended October 31, 2003            $    5,609     2.54%        (2.04%)         2.90%         (2.40%)           104.50%
Year Ended October 31, 2004            $   30,377     2.55%        (2.11%)         2.57%         (2.13%)           107.36%
Year Ended October 31, 2005            $   37,980     2.61%        (2.05)%         2.62%         (2.06%)           108.54%
---------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (f)      $        1     2.17%(h)     (1.78%)(h)      2.17%(h)      (1.78%)(h)        107.36%
Year Ended October 31, 2005            $        1     1.94%        (1.39)%         1.94%         (1.39%)           108.54%
---------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)      $       43     1.55%(h)     (1.04%)(h)      7.45%(h)      (6.49%)(h)         56.08%
Year Ended October 31, 2003            $       80     1.55%        (1.15%)         2.40%         (2.00%)           104.50%
Year Ended October 31, 2004            $       51     1.51%        (1.10%)         1.52%         (1.11%)           107.36%
Year Ended October 31, 2005            $      225     1.62%        (1.05%          1.64%         (1.07%)           108.54%
---------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2003 (d)      $    1,556     1.55%(h)     (1.04%)(h)      7.46%(h)      (6.95%)(h)         56.08%
Year Ended October 31, 2003            $    2,873     1.55%        (1.15%)         2.40%         (2.00%)           104.50%
Year Ended October 31, 2004            $    3,493     1.52%        (1.14%)         1.54%         (1.15%)           107.36%
Year Ended October 31, 2005            $    8,113     1.63%        (1.05)%         1.65%         (1.07%)           108.54%
---------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 27, 2002 (commencement of operations) through October 31, 2002.

(e) Net investment income (loss) is based on average shares outstanding during the period.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h)   Annualized.

(i)   Amount is less than $0.005.

                                                    GARTMORE CONCEPT SERIES | 39

SECTION 6 GARTMORE VALUE OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                             INVESTMENT ACTIVITIES
                                              ---------------------------------------------------
                                                                                NET
                                                                           REALIZED
                                                                                AND
                                  NET ASSET          NET                 UNREALIZED
                                     VALUE,   INVESTMENT                      GAINS   TOTAL FROM
                                  BEGINNING       INCOME   REDEMPTION   (LOSSES) ON   INVESTMENT
                                  OF PERIOD       (LOSS)         FEES   INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001       $   12.37        0.10            --        (0.20)       (0.10)
Year Ended October 31, 2002       $   12.17        0.05          0.01        (0.98)       (0.92)
Year Ended October 31, 2003       $   11.05        0.03            --         3.42         3.45
Year Ended October 31, 2004       $   14.47          --            --         1.55         1.55
Year Ended October 31, 2005       $   16.01          --            --         2.07         2.07
-------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001       $   12.36        0.02            --        (0.20)       (0.18)
Year Ended October 31, 2002       $   12.16       (0.03)         0.01        (0.98)       (1.00)
Year Ended October 31, 2003       $   11.00       (0.06)           --         3.40         3.34
Year Ended October 31, 2004       $   14.34       (0.11)           --         1.55         1.44
Year Ended October 31, 2005       $   15.78       (0.10)           --         2.05         1.95
-------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31,2001 (d)  $   13.08        0.01            --        (0.93)       (0.92)
Year Ended October 31, 2002       $   12.13       (0.03)         0.01        (0.97)       (0.99)
Year Ended October 31, 2003       $   10.98       (0.04)           --         3.37         3.33
Year Ended October 31, 2004       $   14.31       (0.09)           --         1.53         1.44
Year Ended October 31, 2005       $   15.75       (0.10)           --         2.04         1.94
-------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31,2004 (e)  $   15.45       (0.05)           --         0.43         0.38
Year Ended October 31, 2005       $   15.83        0.01            --         2.06         2.07
-------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2004 (f)   $   16.18          --            --        (0.04)       (0.04)
Year Ended October 31, 2005       $   16.14        0.06            --         2.09         2.15
-------------------------------------------------------------------------------------------------

                                                DISTRIBUTIONS
                                  ---------------------------------------
                                                                          NET ASSETS
                                         NET        NET                       VALUE,
                                  INVESTMENT   REALIZED           TOTAL       END OF        TOTAL
                                      INCOME       GAIN   DISTRIBUTIONS       PERIOD   RETURN (a)
--------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001           (0.10)        --           (0.10)   $    12.17   (0.87%)
Year Ended October 31, 2002           (0.05)     (0.15)          (0.20)   $    11.05   (7.75%)
Year Ended October 31, 2003           (0.03)        --           (0.03)   $    14.47   31.32%
Year Ended October 31, 2004           (0.01)        --           (0.01)   $    16.01   10.72%
Year Ended October 31, 2005           (0.02)     (2.89)          (2.91)   $    15.17   13.59%
--------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001           (0.02)        --           (0.02)   $    12.16   (1.45%)
Year Ended October 31, 2002           (0.01)     (0.15)          (0.16)   $    11.00   (8.39%)
Year Ended October 31, 2003              --         --              --    $    14.34   30.39%
Year Ended October 31, 2004              --         --              --    $    15.78   10.04%
Year Ended October 31, 2005              --      (2.89)          (2.89)   $    14.84   12.90%
--------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31,2001 (d)      (0.03)        --           (0.03)   $    12.13   (7.08%)(g)
Year Ended October 31, 2002           (0.01)     (0.15)          (0.16)   $    10.98   (8.31%)
Year Ended October 31, 2003              --         --              --    $    14.31   30.35%
Year Ended October 31, 2004              --         --              --    $    15.75   10.06%
Year Ended October 31, 2005              --      (2.89)          (2.89)   $    14.80   12.86%
--------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31,2004 (e)         --         --              --    $    15.83    2.46%(g)
Year Ended October 31, 2005           (0.03)     (2.89)          (2.92)   $    14.98   13.71%
--------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2004 (f)          --         --              --    $    16.14   (0.19%)(g)
Year Ended October 31, 2005           (0.05)     (2.89)          (2.94)   $    15.35   13.96%
--------------------------------------------------------------------------------------------------

                                                                 RATIO/SUPPLEMENTAL DATA
                                  ----------------------------------------------------------------------------------
                                                                                        RATIO OF NET
                                                                                          INVESTMENT
                                                                             RATIO OF         INCOME
                                                           RATIO OF NET      EXPENSED   (LOSS)(PRIOR
                                  NET ASSET                  INVESTMENT     (PRIOR TO             TO
                                     VALUE,     RATIO OF         INCOME    REIMBURSE-     REIMBURSE-
                                        END     EXPENSES      (LOSS) TO     MENTS) TO      MENTS) TO
                                  OF PERIOD   TO AVERAGE    AVERAGE NET   AVERAGE NET    AVERAGE NET      PORTFOLIO
                                     (000s)   NET ASSETS         ASSETS    ASSETS (b)     ASSETS (b)   TURNOVER (c)
--------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001       $  10,789     1.35%         0.69%          2.07%        (0.03%)           139.75%
Year Ended October 31, 2002       $   9,766     1.31%         0.39%          1.48%         0.22%            108.62%
Year Ended October 31, 2003       $  12,156     1.30%         0.20%          1.41%         0.09%             90.02%
Year Ended October 31, 2004       $  12,244     1.36%        (0.01%)         1.39%        (0.04%)           146.98%
Year Ended October 31, 2005       $  11,263     1.49%         0.02%          1.85%        (0.34%)           187.36%
--------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001       $   2,708     1.95%         0.09%          3.06%        (1.02%)           139.75%
Year Ended October 31, 2002       $   2,362     1.98%        (0.28%)         2.22%        (0.52%)           108.62%
Year Ended October 31, 2003       $   2,641     2.00%        (0.49%)         2.12%        (0.60%)            90.02%
Year Ended October 31, 2004       $   2,631     2.01%        (0.66%)         2.04%        (0.69%)           146.98%
Year Ended October 31, 2005       $   2,592     2.14%        (0.64%)         2.50%        (0.99%)           187.36%
--------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31,2001 (d)  $     108     1.95%(h)     (0.01%)(h)      3.29%(h)     (1.35%)(h)        139.75%
Year Ended October 31, 2002       $     133     1.99%        (0.30%)         2.23%        (0.54%)           108.62%
Year Ended October 31, 2003       $     342     2.00%        (0.56%)         2.09%        (0.65%)            90.02%
Year Ended October 31, 2004       $     652     2.01%        (0.67%)         2.05%        (0.71%)           146.98%
Year Ended October 31, 2005       $     669     2.14%        (0.62%)         2.51%        (0.99%)           187.36%
--------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31,2004 (e)  $       1     1.60%(h)     (0.35%)(h)      1.64%(h)     (0.39%)(h)        146.98%
Year Ended October 31, 2005       $       1     1.61%         0.06%          1.99%        (0.32%)           187.36%
--------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2004 (f)   $       1     1.09%(h)      0.09%(h)       1.17%(h)      0.01%(h)         146.98%
Year Ended October 31, 2005               1     1.08%         0.39%          1.30%         0.17%            187.36%
--------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.


(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h) Annualized.


40 | GARTMORE CONCEPT SERIES

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semi-Annual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:

Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the Sec

o     on the SEC's EDGAR database via the Internet at www.sec.gov,


o     by electronic request publicinfo@sec.gov.

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.), or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


                  (C)2005 Gartmore Global Investments, Inc. All rights reserved.


                                                                   PR-CNCPT 2/06

CONCEPT Series

Gartmore U.S. Growth Leaders Long-Short Fund

                                                                 [GARTMORE LOGO]

Fund PROSPECTUS

February 28, 2006
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           www.gartmorefunds.com

U.S. GROWTH LEADERS LONG-SHORT FUND

This alpha-driven specialty Fund seeks to manage risk while generating positive absolute returns.

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Long-Short Fund Class A                      MLSAX
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Long-Short Fund Class B                      MLSBX
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Long-Short Fund Class C                      MLSCX
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Long-Short Fund Class R                      GLSRX
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class          GGUIX
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Service
   Class                                                                   n/a
--------------------------------------------------------------------------------

TABLE OF CONTENTS

4     SECTION 1: FUND SUMMARY
         AND PERFORMANCE
      Gartmore U.S. Growth Leaders
         Long-Short Fund

9     SECTION 2: FUND DETAILS
      Additional Information about Investments,
      Investment Techniques and Risks

11    SECTION 3: FUND MANAGEMENT
      Investment Adviser
      Multi Manager Structure
      Portfolio Management


13    SECTION 4: INVESTING WITH GARTMORE
      Choosing a Share Class
      Sales Charges and Fees
      Contacting Gartmore Funds
      Buying Shares
      Fair Valuation
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees


25    SECTION 5: DISTRIBUTIONS AND TAXES
      Distributions and Capital Gains
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and
         Other Tax-Deferred Accounts
      Backup Withholding

26    SECTION 6: FINANCIAL HIGHLIGHTS

                                                     GARTMORE CONCEPT SERIES | 1

CONCEPT Series

INTRODUCTION TO THE CONCEPT SERIES


THIS PROSPECTUS PROVIDES INFORMATION ABOUT ONE FUND (THE "FUND"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE TRUST):


GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND

The Fund is primarily intended:

o to seek to achieve absolute returns regardless of market conditions through the purchase and short sale of U.S. securities.

The Fund uses investment strategies, such as short selling, that may present higher risks than other mutual funds. The Fund is not appropriate for all investors.

The following section summarizes key information about the Fund, including information regarding its investment objective, principal strategies and risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE OR THAT THE FUND'S PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.

The Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES


The Fund offers five different share classes--Class A, Class B, Class C, Class R, and Institutional Class. The Fund's Institutional Service Class has not commenced operations as of the date of this prospectus. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges, and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summary.


Although the Fund is currently managed by Gartmore Mutual Fund Capital Trust, and Gartmore Mutual Fund Capital Trust intends to manage the Fund for the foreseeable future, the Fund may employ a "multi-manager" structure, which means that Gartmore Mutual Fund Capital Trust, as the Fund's investment adviser, may hire, replace or terminate one or more subadvisers, not affiliated with Gartmore Mutual Fund Capital Trust, for the Fund without shareholder approval. Gartmore Mutual Fund Capital Trust believes that this structure gives it increased flexibility to manage the Fund in your best interests and to operate the Fund more efficiently. See Section 3, Fund Management: Multi-Manager Structure for more information.

2 | GARTMORE CONCEPT SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.


EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.


GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

LONG POSITION - The Fund actually owns a security in anticipation that its price will increase.

SHORT SALE - selling a security the Fund does not own, but must borrow to complete the sale, in anticipation of purchasing the same security at a later date at a lower price.

                                                     GARTMORE CONCEPT SERIES | 3

SECTION 1 GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------


LEADER a company with a strong franchise capable of taking advantage of its position in the marketplace. The Fund's management anticipates that Leaders are companies that will dominate their respective industries due to their reputation for quality management and superior products and services or distribution.


--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES

The Fund seeks to achieve its objective regardless of market conditions through the purchase and short sale of EQUITY SECURITIES of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets in Leaders that are organized under the laws of the United States, have their principal places of business in the United States. or whose stock is traded primarily in the United States.

The Fund takes LONG POSITIONS in Leaders that the Fund's management believes will generate earnings growth exceeding market expectations. Simultaneously, the Fund intends to engage in SHORT SALES of stock of companies:

o     whose earnings appear to be reflected in the current price

o which the portfolio managers believe are likely to fall short of expectations

o     in industries exhibiting structural weaknesses

o     which the portfolio managers believe have poor quality management

o which the portfolio managers believe are likely to suffer an event affecting long-term earnings power.

With a long position, the Fund purchases a stock outright; with a short position, the Fund sells a security that it does not own and must borrow to meet its settlement obligations. In engaging in short sales, the Fund will profit or incur a loss depending on whether the value of the underlying stock decreases, as anticipated, or instead increases, between the time the stock is sold and when the Fund purchases its replacement.


In addition, the Fund may effect strategic paired trades, taking both long and short positions in companies in the same industry in order to remove much of the market and sector impact on performance.


While the Fund's securities may be held either long or short, no security will at the same time be held both long and short.

The Fund also may invest in exchange-traded funds and DERIVATIVES.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Citigroup 3-month Treasury Index, or other funds with similar investment objectives and strategies.


SHORT SALES RISK - the risk that the price of the security sold short will increase in value between the time of the short sale and the time the Fund must purchase the security to return it to the lender.


SMALL- AND MID-CAP RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Fund's investments goes down, you may lose money.

4 | GARTMORE CONCEPT SERIES

SECTION 1 GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND
          SUMMARY AND PERFORMANCE (CONT.)

PERFORMANCE

The returns for the Fund reflect the performance of the Montgomery Partners Long-Short Equity Plus Fund (the "Predecessor Fund") until June 22, 2003 and the Fund from June 23, 2003 when the Fund acquired all of the assets, subject to stated liabilities of the Predecessor Fund. During the joint history of the Predecessor Fund and the Fund, the assets have been managed with several different strategies and the returns reflect these various strategies. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund.

ANNUAL TOTAL RETURNS - CLASS C SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

 1998      1999        2000       2001        2002       2003      2004    2005
-----     ------     -------     ------     -------     ------     -----   -----
41.98%    131.40%    -25.05%     -22.6%     -17.47%     25.36%     4.49%   5.60%

BEST QUARTER: 59.92% - 4TH QTR OF 1999
WORST QUARTER: -22.95% - 2ND QTR OF 2000

                                                     GARTMORE CONCEPT SERIES | 5

SECTION 1 GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND
          SUMMARY AND PERFORMANCE (CONT.)

After-tax returns are shown in the table for Class C shares only. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005
                                                                          SINCE
                                                1 YEAR   5 YEARS   INCEPTION(2)
--------------------------------------------------------------------------------
Class A Shares - Before Taxes(3)                 0.30%    -2.85%         11.33%
--------------------------------------------------------------------------------
Class B Shares - Before Taxes(3)                 0.67%    -2.48%         11.80%
--------------------------------------------------------------------------------
Class C Shares - Before Taxes(4)                 4.60%    -2.45%         10.31%
--------------------------------------------------------------------------------
Class C Shares - After Taxes
on Distributions(4)                              4.60%    -5.02%          5.79%
--------------------------------------------------------------------------------
Class C Shares - After Taxes on
Distributions and Sales of                       2.99%    -3.54%          6.62%
Shares(4)
--------------------------------------------------------------------------------
Class R Shares - Before                          6.41%    -1.77%         12.11%
Taxes(5)
--------------------------------------------------------------------------------
Institutional Service Class
Shares - Before Taxes(6)                         6.74%    -1.60%         12.23%
--------------------------------------------------------------------------------
Institutional Class Shares -
Before Taxes(7)                                  6.74%    -1.60%         12.23%
--------------------------------------------------------------------------------
Citigroup 3-Month
Treasury Bill Index(8)                           3.00%     2.21%          3.34%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Predecessor Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and Class B shares on October 31, 2001. As of June 23, 2003, the Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Predecessor Fund. At that time the Fund took on the performance of the Predecessor Fund.

(3) These returns through October 31, 2001 are based on the previous performance of the Class R shares of the Predecessor Fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares are based on the previous performance of the Class A and Class B shares, respectively, of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares of the Fund would have produced because all classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class A and Class B shares; if these fees were reflected, the performance for Class B shares would have been lower.

(4) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charges.

(5) These returns for the period through October 31, 2001 are based on the previous performance of the Predecessor Fund Class R shares; for the period from November 1, 2001 to June 22, 2003 are based on the previous performance of the Class B shares of the Predecessor Fund; and for the period from June 23, 2003 to February 26, 2004 (prior to the commencement of operations of the Class R shares) are based on the previous performance of the Fund's Class B shares. These returns have been adjusted for the fact that the Class R shares do not have any sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as the Fund's other classes.


(6) These returns for the period through June 22, 2003 are based on the previous performance of the Predecessor Fund Class R shares; for the period from June 23, 2003 to June 28, 2004 are based on the previous performance of the Class A shares; and from June 29, 2004 to December 31, 2005 are based on the previous performance of the Institutional Class shares because Institutional Service Class shares had not yet commenced operations. These returns have been adjusted for the fact that Institutional Service Class shares do not have any sales charges but have not been adjusted for the lower expenses applicable to Institutional Service Class shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Service Class shares would have produced because Institutional Service Class shares invest in the same portfolio of securities as the Fund's other classes.


(7) These returns for the period through June 22, 2003 are based on the previous performance of the Predecessor Fund Class R shares and for the period from June 23, 2003 to June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares. These returns have been adjusted for the fact that Institutional Class shares do not have any sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as the Fund's other classes.

(8) The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills). These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

6 | GARTMORE CONCEPT SERIES

SECTION 1 GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND
          SUMMARY AND PERFORMANCE (CONT.)

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY                                                                              SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES   CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases
(as a percentage of offering price)          5.75%(2)            None            None            None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering
or sale price, whichever is less)             None(3)        5.00%(4)        1.00%(5)            None           None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)(6)                                2.00%           2.00%           2.00%           2.00%          2.00%          2.00%


-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING                                                                                 INSTITUTIONAL
EXPENSES (EXPENSES THAT ARE                                                                                 SERVICE  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)            CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES   CLASS SHARES   CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)                        1.50%           1.50%           1.50%           1.50%          1.50%          1.50%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to
cover the costof sales, promotions
and other distribution activities,
as well as certain shareholder
servicing costs)                               0.25%           1.00%           1.00%        0.40%(7)           None           None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)
-----------------------------------------------------------------------------------------------------------------------------------
   Short Sale Dividend Expenses(9)             0.64%           0.64%           0.64%           0.64%          0.64%          0.64%
-----------------------------------------------------------------------------------------------------------------------------------
   Remainder of Other Expenses                 0.48%           0.48%           0.48%           0.68%          0.48%          0.48%
-----------------------------------------------------------------------------------------------------------------------------------
Total of Other Expenses                        1.12%           1.12%           1.12%           1.32%          1.12%          1.12%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES           2.87%           3.62%           3.62%           3.22%          2.62%          2.62%
------------------------------------------------------------------------------------- ---------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(10)                              0.08%           0.08%           0.08%           0.08%          0.08%          0.08%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)(11)             2.79%           3.54%           3.54%           3.14%          2.54%          2.54%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2.00% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.00%, 0.20% and 0.00%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


(9) The Fund's principal investment strategies include selling securities short. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security ("short sale dividend expense"), and this obligation must be disclosed as a Fund expense under "Total of Other Expenses" and "Total Annual Fund Operating Expenses." However, any such dividend on a security sold short generally reduces the market value of the shorted security--thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction.

(10) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 1.90% at least through February 28, 2007 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinariy expenses, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Any reimbursements to the Adviser must be paid no more than three years of the end of the fiscal year in which the Adviser made or waived the payment for which it is being reimbursed.


      If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 3.04% for Class A shares, 3.29% for Class R shares and 2.79% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.

(11) Excluding dividend expense on securities sold short, the ratio of "Total Annual Fund Operating Expenses (After Waivers/Reimbursements) would have been 2.15%, 2.90%, 2.90%, 2.50%, 1.90% and 1.90% for Class A, Class B,
      Class C, Class R, Institutional Service Class and Institutional Class shares, respectively.


                                                     GARTMORE CONCEPT SERIES | 7

SECTION 1 GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND
          SUMMARY AND PERFORMANCE (CONT.)

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                           $  841   $ 1,406   $ 1,995   $  3,581
--------------------------------------------------------------------------------
Class B shares                            $  857   $ 1,401   $ 2,067   $  3,633
--------------------------------------------------------------------------------
Class C shares                            $  457   $ 1,101   $ 1,867   $  3,875
--------------------------------------------------------------------------------
Class R shares                            $  317   $   985   $ 1,676   $  3,516
--------------------------------------------------------------------------------
Institutional Service Class shares        $  257   $   807   $ 1,383   $  2,948
--------------------------------------------------------------------------------
Institutional Class shares                $  257   $   807   $ 1,383   $  2,948
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                        1 YEAR   3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class B shares                          $  357   $  1,101   $  1,867   $  3,633
--------------------------------------------------------------------------------
Class C shares                          $  357   $  1,101   $  1,867   $  3,875
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

8 | GARTMORE CONCEPT SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - The Fund could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings

o     production

o     management

o     sales, and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

DEPOSITARY RECEIPTS - The Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.


Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.


SHORT SALES RISK - The Fund may sell a security the Fund does not own in the hope of buying the same security at a later date at a lower price. The Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at some later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Fund purchases the security to replace the borrowed security. Any such loss is increased by the amount of the premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

The Fund's performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender.

DERIVATIVES - The Fund may invest in derivatives, which are contracts whose value are based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:

o the other party to the derivatives contract may fail to fulfill its obligations

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets

o the Fund may suffer disproportionately heavy losses relative to the amount invested

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

SECURITIES LENDING - The Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, the Fund may lose money and there could be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could under certain circumstances trigger adverse tax consequences to the Fund.

PORTFOLIO TURNOVER - The Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.

                                                     GARTMORE CONCEPT SERIES | 9

MONEY MARKET OBLIGATIONS - These include:

o     U.S. government securities with remaining maturities of 397 days or less

o commercial paper rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)

o asset-backed commercial paper whose own rating or the rating or any guarantor is one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)

o repurchase agreements relating to debt obligations that the Fund could purchase directly

o unrated debt obligations with remaining maturities of 397 days or less that are determined by Gartmore Mutual Fund Capital Trust to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but they are high quality investments that offer a fixed rate of return, as well as liquidity.

TEMPORARY INVESTMENTS - The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks

o     prime quality commercial paper

o repurchase agreements covering any of the securities in which the Fund may invest directly, and


o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The Statement of Additional Information ("SAI") contains more information on the Fund's principal investments and strategies and can be requested using the addresses and telephone numbers on the back of this Prospectus.


The Fund currently posts its top 10 portfolio holdings for its calendar quarter on the Trust's internet site at www.gartmorefunds.com. The top 10 holdings are available no earlier than 10 business days after the end of the Fund's calendar quarter and will remain until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI.


10 | GARTMORE CONCEPT SERIES

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (the "Adviser"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the Fund's investment adviser. The adviser manages the investment of the Fund's assets and supervises the daily business affairs of the Fund.


The Adviser was organized in 1999 as an investment adviser for mutual funds. The adviser is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring 11 affiliated investment advisers. Collectively, these affiliates (located in the United States, the United Kingdom and Japan) had approximately $84.7 billion in net assets under management as of December 31, 2005.

The Fund pays the Adviser a management fee based on the Fund's average daily net assets. The total aggregate management fee paid by the Fund for the fiscal year ended October 31, 2005, expressed as a percentage of average daily net assets and taking into account any waivers, was 1.40%.

The total annual advisory fees that can be paid to the Adviser (as a percentage of average daily net assets) are as follows:


FUND/ASSETS                                    MANAGEMENT FEE

Gartmore U.S. Growth Leaders Long-Short Fund
---------------------------------------------------------------
Up to $250 million                                       1.50%
---------------------------------------------------------------
$250 million or more                                     1.25%


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Funds is available in the Fund's semi-annual report to shareholders, which covers the period from November 1, 2004 to April 30, 2005.


MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with a non-affiliate subadviser with the approval of the Trustees but without shareholder approval. Currently, the Fund is managed by the Adviser, but if a new non-affiliate subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows these Funds greater flexibility enabling them to operate efficiently.


Should the Adviser hire a subadviser, the Adviser would perform the following oversight and evaluation services to the Fund:


o     initial due diligence on prospective Fund subadvisers.

o monitoring subadviser performance, including ongoing analysis and periodic consultations.

o     communicating performance expectations and evaluations to the subadvisers.

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.


The Adviser does not expect to recommend subadviser changes frequently, however the Adviser will periodically provide written reports to the Board of Trustees regarding its evaluation and monitoring. Although the Adviser will monitor the subadviser performance, there is no certainty that any subadviser or either of these Funds will obtain favorable results at any given time.


PORTFOLIO MANAGEMENT

Christopher Baggini, senior portfolio manager, and Douglas Burtnick, portfolio manager, are responsible for the day-to-day management of the Fund and the selection of the Fund's investments. They also manage the Gartmore U.S. Growth Leaders Fund and Gartmore Growth Fund, Gartmore GVIT U.S. Growth Leaders Fund and Gartmore GVIT Growth Fund.

Mr. Baggini joined Gartmore in March 2000. Prior to joining Gartmore, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors from November 1996 to March 2000.

Mr. Burtnick joined Gartmore in May 2002. Prior to joining Gartmore, Mr. Burtnick was a portfolio manager for Brown Brothers Harriman & Company from 2000 to 2002. From 1998 to 2000, Mr. Burtnick worked at Barra, Inc., where he led the Professional Education focus group focusing on portfolio construction and risk management issues.

                                                    GARTMORE CONCEPT SERIES | 11

PRIOR HISTORICAL PERFORMANCE OF THE PORTFOLIO MANAGER

Although the Fund changed strategies on June 29, 2004 and has only been operating with this new strategy for a limited time, Gartmore SA Capital Trust, an affiliate of the Adviser, has managed similar private investment companies utilizing the same employees for a longer period. These other private investment companies have investment objectives and strategies that are substantially similar, but not necessarily identical, to those of the Fund.

The following chart shows the average annual total returns of the Leaders Long/Short Fund LLC and Leaders Long/Short Fund LDC. Each of these private investment companies is managed in a manner substantially similar to the way the Fund is managed. The historical investment performance of the composite reflects the deduction of 2.5% in fees of the private investment companies, which is the current expense cap for the private investment companies. These fees are lower than the total annual operating expenses of the Fund for the last fiscal year. If the Fund's higher expenses and any applicable sales charges were deducted, the performance of the private investment companies would have been lower.


AVERAGE ANNUAL TOTAL RETURN
FOR PERIODS ENDED DECEMBER 31, 2005
                                                  SINCE INCEPTION
                                        1 YEAR     (MARCH 1, 2003)
-------------------------------------------------------------------
Leaders Long/Short Fund LLC              4.31%              6.17%
-------------------------------------------------------------------
Leaders Long/Short Fund LDC              5.38%              6.40%
-------------------------------------------------------------------
Citigroup 3-Month Treasury Bill Index    3.00%              1.80%


We have included performance information about these other private investment companies for comparison purposes, BUT THESE OTHER PRIVATE INVESTMENT COMPANIES ARE SEPARATE AND DISTINCT FROM THE FUND. THEIR PERFORMANCE DOES NOT GUARANTEE SIMILAR RESULTS FOR THE FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE.

Also included for comparison are performance figures for the Citigroup 3-Month Treasury Bill Index, the Fund's benchmark.

The performance of the private investment companies managed by Gartmore Mutual Fund Capital Trust's affiliate may not be comparable to the performance of the Fund because of the following differences:

o     brokerage commissions and dealer spreads

o     expenses (including management fees)

o the size of the investment in a particular security in relation to the portfolio size

o the timing of purchases and sales (including the effect of market conditions at that time)

o     the timing of cash flows into the portfolio

o     the availability of cash for new investments.

The performance may also not be comparable to the performance of the Fund because, unlike the Fund, the private investment companies are not registered mutual funds under the Investment Company Act of 1940 and may not be required to do the following:

o     redeem shares upon request

o     meet the same diversification requirements as mutual funds

o follow the same tax restrictions and investment limitations as mutual funds.

Average annual total return represents the average change over a specified period of time in the value of an investment after reinvesting all income and capital gains distributions.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

12 | GARTMORE CONCEPT SERIES

SECTION 4 INVESTING WITH GARTMORE

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you,

o     how long you expect to own your shares,

o     how much you intend to invest,

o     total costs and expenses associated with a particular share class, and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Gartmore Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B and Class C shares, which are available to all investors.

Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES                      POINTS TO CONSIDER

CLASS A SHARES

Front-end sales charge up to 5.75%       A front-end sales charge means that a
                                           portion of your initial investment
                                           goes toward the sales charge and
                                           is not invested.

Contingent deferred sales                Reduction and waivers of sales charges
charge (CDSC)(1)                          may be available.

Annual service and/or                    Total annual operating expenses are
12b-1 fee up to 0.25%                      lower than Class B and Class C
Administrative services fee                charges which means higher dividends
up to 0.25%                                and/or NAV per share.

                                         No conversion feature.

                                         No maximum investment amount.
--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%                         No front-end sales charge means your
                                           full investment immediately goes
                                           toward buying shares.

                                         No reduction of CDSC, but waivers may
                                           be available.

                                         The CDSC declines 1% in most years to
                                           zero after six years.


Annual service and/or                    Total annual operating expenses are
12b-1 fee up to 1.00% No                   higher than Class A charges which
administrative services fee                means lower dividends and/or NAV per
                                           share.


                                         Automatic conversion to Class A shares
                                           after seven years, which means lower
                                           annual expenses in the future.

                                         Maximum investment amount of $100,000.
                                           Larger investments may be rejected.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%                            No front-end sales charge means your
                                           full investment immediately goes
                                           toward buying shares.

                                         No reduction of CDSC, but waivers may
                                           be available.

                                         The CDSC declines to zero after
                                           one year.

Annual service and/or                    Total annual operating expenses are
12b-1 fee up to 1.00%                      higher than Class A charges which
No administrative                          means lower dividends and/or NAV
services fee                               per share.

                                         No conversion feature.

                                         Maximum investment amount of
                                           $1,000,000(2). Larger investments
                                           may be rejected.

(1) Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.

(2)   This limit was calculated based on a one-year holding period.

                                                    GARTMORE CONCEPT SERIES | 13

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


                        SALES CHARGE AS A PERCENTAGE OF
                       --------------------------------               DEALER
                                             NET AMOUNT        COMMISSION AS
AMOUNT OF              OFFERING                INVESTED        PERCENTAGE OF
PURCHASE                  PRICE         (APPROXIMATELY)       OFFERING PRICE
-----------------------------------------------------------------------------

Less than $50,000         5.75%                   6.10%                5.00%
-----------------------------------------------------------------------------
$50,000 to $99,999        4.75                    4.99                 4.00
-----------------------------------------------------------------------------
$100,000 to $249,999      3.50                    3.63                 3.00
-----------------------------------------------------------------------------
$250,000 to $499,999      2.50                    2.56                 2.00
-----------------------------------------------------------------------------
$500,000 to $999,999      2.00                    2.04                 1.75
-----------------------------------------------------------------------------
$1 million or more        None                    None                 None*
-----------------------------------------------------------------------------


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.gartmorefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.

o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you sell Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of selling shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your sale and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A shares with your purchase of Class D, Class B or Class C shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


14 | GARTMORE CONCEPT SERIES

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges.


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor.

o     retirement plans.

o investment advisory clients of Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust and their affiliates.


o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.


The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by Gartmore Mutual Funds (including the Fund in this prospectus) at one time. Or, you can utilize the Rights of Accumulation and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.


The CDSC also does not apply:


o if you are eligible to purchase Class A shares without a sales charge for another reason; or


o to shares acquired through reinvestment of dividends or capital gain distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES

AMOUNT OF                           $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                         TO $3,999,999   TO $24,999,999       OR MORE
-------------------------------------------------------------------------------
If sold within                       18 months        18 months     18 months
-------------------------------------------------------------------------------
Amount of CDSC                            1.00%            0.50%        0.25%
-------------------------------------------------------------------------------

Any CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund is described above; however, the CDSC for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the sale of Class A, Class B or Class C shares purchased through reinvested dividends or distributions. However, a CDSC is charged if you sell your Class B or Class C shares and then reinvest the proceeds in Class B or Class C shares within 30 days. The CDSC is re-deposited into your new account.

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program.

o Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or disability.

o mandatory withdrawals from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts.

o sales of Class C shares from retirement plans offered by the Nationwide Trust Company.


For more complete information, see the SAI.

--------------------------------------------------------------------------------

CLASS B SHARES


Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.


If you sell Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

                                                                  7 YEARS
SALE WITHIN   1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEAR  OR MORE
--------------------------------------------------------------------------
Sales charge      5%       4%       3%       3%       2%      1%       0%

                                                   GARTMORE CONCEPT SERIES | 15

CONVERSION OF CLASS B SHARES

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you sell your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For both B and C shares, the CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Fund offers Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class, and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R Shares ARE AVAILABLE to retirement plans including:

o     401(k) plans,

o     457 plans,

o     403(b) plans,

o     profit sharing and money purchase pension plans,

o     defined benefit plans,

o     non-qualified deferred compensation plans, and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.


The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.


Class R shares ARE NOT AVAILABLE to:

o     retail retirement accounts,

o    institutional non-retirement accounts,

o     traditional and Roth IRAs,

o     Coverdell Education Savings Accounts,

o     SEPs and SAR-SEPs,

o     SIMPLE IRAs,

o     one-person Keogh plans,

o     individual 403(b) plans, or

o     529 Plan accounts.

16 | GARTMORE CONCEPT SERIES

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund(s) for these services;


o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;


o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund(s) for providing services; or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Fund(s);

o institutional advisory accounts of Gartmore Mutual Fund Capital Trust or its affiliates, those accounts which have client relationships with an affiliate of Gartmore Mutual Fund Capital Trust, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where advisers derive compensation for advisory services exclusively from clients; or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Fund's distributor, Gartmore Distribution Services, Inc. (the "Distributor"). These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

The Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.


These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:

CLASS                                       AS A % OF DAILY NET ASSETS
Class A Shares                              0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                              1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                              1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                              0.50% (0.25% of which may be either
                                            a distribution or service fee)

ADMINISTRATIVE SERVICES FEES


Class A, Class R and Institutional Service Class shares of the Fund are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A and Class R shares.) These fees are paid by these Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


                                                    GARTMORE CONCEPT SERIES | 17

REVENUE SHARING


The investment adviser and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.


These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Funds will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o     the Fund's Distributor and other affiliates of the investment adviser,

o     broker-dealers,

o     financial institutions, and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING GARTMORE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions

o     hear fund price information

o     obtain mailing and wiring instructions

INTERNET Go to WWW.GARTMOREFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses

o     obtain information on the Gartmore Funds o access your account information

o     request transactions, including purchases, redemptions and exchanges

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus Ohio 43219.

BY FAX 614-428-3278

18 | GARTMORE CONCEPT SERIES

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES

All transaction orders must be received by the Fund's transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.


HOW TO BUY SHARES                                              HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE    *     EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60-DAY
THE FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND          WRITTEN NOTICE TO SHAREHOLDERS
THE OFFERING OF SHARES AT ANY TIME

                                                               **    A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE "MEDALLION
                                                                     SIGNATURE GUARANTEE" BELOW

THROUGH AN AUTHORIZED INTERMEDIARY. The Fund's Distributor     THROUGH AN AUTHORIZED INTERMEDIARY. The Fund's Distributor has
has relationships with certain brokers and other financial     relationships with certain brokers and other financial intermediaries
intermediaries who are authorized to accept purchase,          who are authorized to accept purchase, exchange and redemption orders
exchange and redemption orders for the Fund. Your              for the Fund. Your transaction is processed at the NAV next
transaction is processed at the NAV next calculated after      calculated after the Fund's agent or an authorized intermediary
the Fund's agent or an authorized intermediary receives your   receives your order in proper form.
order in proper form.
------------------------------------------------------------------------------------------------------------------------------------

BY MAIL. Complete an application and send with a check made    BY MAIL OR FAX. You may request an exchange or redemption by mailing
payable to: Gartmore Funds. Payment must be made in U.S.       or faxing a letter to Gartmore Funds. The letter must include your
dollars and drawn on a U.S. bank. THE FUND DOES NOT ACCEPT     account numbers and the names of the Funds you wish to exchange from
CASH, STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS,   and to. The letter must be signed by all account owners. We reserve
CREDIT CARD CHECKS OR MONEY ORDERS.                            the right to request original documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic telephone privileges     BY TELEPHONE. You will have automatic telephone privileges unless you
unless you decline this option on your application. The Fund   decline this option on your application. The Fund follows procedures
follows procedures to confirm that telephone instructions      to confirm that telephone instructions are genuine and will not be
are genuine and will not be liable for any loss, injury,       liable for any loss, injury, damage or expense that results from
damage or expense that results from executing such             executing such instructions. The Fund may revoke telephone privileges
instructions. The Fund may revoke telephone privileges at      at any time, without notice to shareholders. For redemptions,
any time, without notice to shareholders.                      shareholders who own shares in an IRA account should call
                                                               800-848-0920.

                                                               ADDITIONAL INFORMATION FOR SELLING SHARES. The following types of accounts can use the voice-response system to sell shares:
                                                               Individual, Joint, Transfer on Death, Trust and Uniform Gift/Transfer
                                                               to Minors.

                                                               A check made payable to the shareholder of record will be mailed to the address of record.

                                                               The Fund may record telephone instructions to sell shares and may request sale instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------

ON-LINE. Transactions may be made through the Gartmore Funds   ON-LINE. Transactions may be made through the Gartmore Funds website.
website. However, the Fund may discontinue on-line             However, the Fund may discontinue on-line transactions of Fund shares
transactions of Fund shares at any time.                       at any time.
------------------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by         BY BANK WIRE. The Fund can wire the proceeds of your sale directly to
federal funds wire to the Fund custodian bank, (The            your account at a commercial bank. A voided check must be attached to
authorization will be in effect unless you give the Fund       your application. (The authorization will be in effect unless you
written notice of its termination.)                            give the Fund written notice of its termination.)

o     if you choose this method to open a new account, you     o     your proceeds will be wired to your bank on the next business
      must call our toll-free number before you wire your            day after your order has been processed.
      investment and arrange to fax your completed             o     Gartmore deducts a $20 service fee from the sale proceeds for
      application.                                                   this service.
o     your bank may charge a fee to wire funds.                o     your financial institution may also charge a fee for receiving the wire.
                                                               o     funds sent outside the U.S. may be subject to higher fees.

                                                               BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your           BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can be
Gartmore Funds account with proceeds from your bank via ACH    sent to your bank via ACH on the second business day after your order
on the second business day after your purchase order has       has been processed. A voided check must be attached to your
been processed. A voided check must be attached to your        application. Money sent through ACH should reach your bank in two
application. Money sent through ACH typically reaches          business days. There is no fee for this service. (The authorization
Gartmore Funds from your bank in two business days. There is   will be in effect unless you give the Fund written notice of its
no fee for this service. (The authorization will be in         termination.)
effect unless you give the Fund written notice of its
termination.)                                                  ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement   RETIREMENT PLAN PARTICIPANTS should contact their retirement plan
plan administrator regarding transactions. Retirement plans    administrator regarding transactions. Retirement plans or their
or their administrators wishing to conduct transactions        administrators wishing to conduct transactions should call our
should call our toll-free number. Eligible entities or         toll-free number. Eligible entities or individuals wishing to conduct
individuals wishing to conduct transactions in Institutional   transactions in Institutional Service Class or Institutional Class
Service Class or Institutional Class shares should call our    shares should call our toll-free number.
toll-free number.


                                                    GARTMORE CONCEPT SERIES | 19

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its agent in good order, plus any applicable sales charge.


The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable, or deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region. The Fund currently does not invest directly in foreign securities.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.


IN-KIND PURCHASES

The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

--------------------------------------------------------------------------------
The Fund does not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.

--------------------------------------------------------------------------------

20 | GARTMORE CONCEPT SERIES

MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                                            $2,000 (per Fund)
To open an IRA account                                        $1,000 (per Fund)
Additional investments                                          $100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                                        $1,000
Additional Investments (Automatic
Asset Accumulation Plan)                                                    $50
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                           $50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                        $1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.


As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Fund must obtain the following information for each person that opens a new account:


o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.


You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund minimum.

o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are sold each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund(s) may waive the quarterly fee.

o The Fund reserves the right to sell your remaining shares and close your account if a sale of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same owner,

o your first purchase in the new fund meets its minimum investment requirement,

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of the Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original fund is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund.)

                                                    GARTMORE CONCEPT SERIES | 21

EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. However, if a sales charge was never paid on your Prime Shares, applicable sales charges apply to exchanges into other fund(s). In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.


AUTOMATIC WITHDRAWAL PROGRAM

You automatically may redeem Class A, Class B and Class C shares in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.


SELLING SHARES


You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you sell your shares is the net asset value (minus any applicable sales charges) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you sell may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the sale.


You may not be able to sell your Fund shares or Gartmore Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted, or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you sell within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.


If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.

Under extraordinary circumstances, the Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.


The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of the Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE


A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:


o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o the proceeds are mailed to any address other than the address of record, or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

22 | GARTMORE CONCEPT SERIES

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:


o     disrupt portfolio management strategies,

o     increase brokerage and other transaction costs, and

o     negatively affect fund performance.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Fund:


MONITORING OF TRADING ACTIVITY

The Fund, through the investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Fund may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:


o restrict purchases or exchanges that they or their agents believe constitute excessive trading.

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.

The Fund has also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and


o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.


FAIR VALUATION

The Fund has fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore: Buying Shares--Share Price.

Despite its best efforts, the Fund may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, the Fund may not be able to prevent all market timing and its potential negative impact.

                                                    GARTMORE CONCEPT SERIES | 23

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose redemption and exchange fees on certain funds if you sell or exchange your shares within a designated holding period. The exchange fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether an exchange fee applies, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares sold or exchanged under regularly scheduled withdrawal plans.

o     shares purchased through reinvested dividends or capital gains.

o shares sold (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent sale must have occurred during the period the fee applied.

o shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts.

o shares sold or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction.

o shares sold or exchanged by any "Fund of Funds" that is affiliated with a Fund.

With respect to shares sold or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o omnibus accounts where this is no capability to impose an exchange fee on underlying customers' accounts; and

o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these Funds into another Gartmore Fund if you have held the shares of the Fund with the exchange for less than the minimum holding period listed below:


                                                                       MINIMUM
                                                    EXCHANGE/   HOLDING PERIOD
FUND                                           REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                  2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                     2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                   2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Technology
   and Communications Fund                               2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                       2.00%               90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                             2.00%               90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                     2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                  2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                          2.00%               90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
Long-Short Fund                                          2.00%               90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                          2.00%               90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                     2.00%               30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                            2.00%               30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                 2.00%               30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                         2.00%               30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                        2.00%               30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                       2.00%                7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                 2.00%                7
--------------------------------------------------------------------------------
Gartmore Convertible Fund                                2.00%                7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore International Index Fund                        2.00%                7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                       2.00%                7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                        2.00%                7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                              2.00%                7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                            2.00%                7

24 | GARTMORE CONCEPT SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distributions varies and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS AND CAPITAL GAINS

The Fund intends to distribute income dividends to you quarterly. All income and capital gains distributions (which are paid annually) are automatically reinvested in shares of the Fund. You may request a payment in cash in writing if the distribution is in excess of $5.


If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.


Dividends and capital gain distributions you receive from the Fund may be subject to Federal income tax, state taxes or local taxes:

o any taxable dividends, as well as distributions of short-term capital gains, are federally taxable at applicable ordinary income tax rates.

o distributions of net long-term capital gains are taxable to you as long-term capital gains.

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met.

o for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction.

o distributions declared in December but paid in January are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax.)


If you invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."


SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

                                                    GARTMORE CONCEPT SERIES | 25

SECTION 6 GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the last five years/periods ended October 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual report, which is available upon request.

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING



                                 --------------------------------------------------
                                                     INVESTMENT ACTIVITIES
                                 --------------------------------------------------

                                                                 NET
                                                            REALIZED
                                                                 AND
                                 NET ASSET         NET    UNREALIZED
                                    VALUE,   INVESTMEN         GAINS   TOTAL FROM
                                 BEGINNING      INCOME   (LOSSES) ON   INVESTMENT
                                 OF PERIOD      (LOSS)   INVESTMENTS   ACTIVITIES
-----------------------------------------------------------------------------------
CLASS A SHARES
Period Ended June 30, 2002 (e)   $   11.14        6.65         (6.90)       (0.25)
Year Ended June 30, 2003 (g)     $   10.89       (0.08)         0.14         0.06
Period Ended October 31, 2003    $   10.95       (0.07)         1.12         1.05
(f)
Year Ended October 31, 2004      $   12.00        0.11          0.77         0.88
Year Ended October 31, 2005      $    9.56       (0.02)         0.59         0.57
-----------------------------------------------------------------------------------
CLASS B SHARES
Period Ended June 30,2002 (e)    $   11.14       (0.07)        (0.17)       (0.24)
Year Ended June 30, 2003 (g)     $   10.90       (0.23)         0.19        (0.04)
Period Ended October 31, 2003    $   10.86       (0.10)         1.12         1.02
(f) (g)
Year Ended October 31, 2004      $   11.88        0.22          0.58         0.80
Year Ended October 31, 2005      $    9.38       (0.09)         0.58         0.49
-----------------------------------------------------------------------------------
CLASS C SHARES
Year Ended June 30, 2001         $   27.72       (0.15)        (8.43)       (8.58)
Year Ended June 30, 2002         $   10.02       (0.66)        (0.31)       (0.97)
Year Ended June 30, 2003         $    9.05       (0.19)         0.17        (0.02)
Period Ended October 31, 2003    $    9.03       (0.08)         0.93         0.85
(f)
Year Ended October 31, 2004      $    9.88        0.64         (0.01)        0.63
Year Ended October 31, 2005      $    7.21       (0.05)         0.42         0.37
-----------------------------------------------------------------------------------

                                 -------------------------------------
                                             DISTRIBUTIONS
                                 -------------------------------------

                                                                         NET ASSET
                                        NET        NET                      VALUE,
                                 INVESTMENT   REALIZED           TOTAL      END OF       TOTAL
                                     INCOME      GAINS   DISTRIBUTIONS      PERIOD   RETURN(A)
CLASS A SHARES
Period Ended June 30, 2002 (e)           --         --              --   $   10.89    (2.24%)(j)
Year Ended June 30, 2003 (g)             --         --              --   $   10.95     0.55%
Period Ended October 31, 2003            --         --              --   $   12.00     9.59%(j)
(f)
Year Ended October 31, 2004           (3.32)        --           (3.32)  $    9.56     9.03%
Year Ended October 31, 2005           (0.30)        --           (0.30)  $    9.83     6.09%
------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended June 30, 2002 (e)           --         --              --   $   10.90    (2.15%)(j)
Year Ended June 30, 2003 (g)             --         --              --   $   10.86    (0.37%)
Period Ended October 31, 2003            --         --              --   $   11.88     9.39%(j)
(f) (g)
Year Ended October 31, 2004           (3.30)        --           (3.30)  $    9.38     8.22%
Year Ended October 31, 2005           (0.28)        --           (0.28)  $    9.59     5.33%
------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended June 30, 2001                 --      (9.12)          (9.12)  $   10.02   (40.62%)
Year Ended June 30, 2002                 --         --              --   $    9.05   (17.65%)
Year Ended June 30, 2003                 --         --              --   $    9.03    (0.22)%
Period Ended October 31, 2003            --         --              --   $    9.88     9.41%(j)
(f)
Year Ended October 31, 2004           (3.30)        --           (3.30)  $    7.21     8.20%
Year Ended October 31, 2005           (0.29)        --           (0.29)  $    7.29     5.35%
------------------------------------------------------------------------------------------------

                                -------------------------------------------------------------------------------------------
                                                                 RATIOS/SUPPLEMENTAL DATA
                                -------------------------------------------------------------------------------------------

                                                                          Ratio of     Ratio of
                                                                          Expenses          Net
                                                                         (Prior to   Investment
                                              Ratio of    Ratio of      Reimburse-       Income
                                              Expenses         Net       ments) to       (Loss)
                                      Net   to Average  Investment     Average Net    (Prior to
                                   Assets   Net Assets      Income          Assets   Reimburse-
                                   at End    (Includes   (Loss) to       (Includes    ments) to
                                of Period     Dividend     Average        Dividend  Average Net    Dividend      Portfolio
                                   (000s)  Expense (m)  Net Assets  Expense)(b)(m)   Assets (b)  Expense (c)  Turnover (d)
CLASS A SHARES
Period Ended June 30, 2002 (e)  $     144     1.95%(k)  122.95%(k)        2.26%(k)   122.64%(k)      0.03%           425%
Year Ended June 30, 2003 (g)    $  29,561     3.47%      (2.04%)          3.66%       (2.23%)        0.40%           424%
Period Ended October 31, 2003   $  29,468     3.23%(k)   (1.77%)(k)         (l)          (l)         1.65%        126.69%
(f)
Year Ended October 31, 2004     $  24,411     3.27%      (1.65%)          3.33%       (1.70%)        1.06%(n)     577.36%
Year Ended October 31, 2005     $  33,828     2.81%      (0.18%)          2.91%       (0.27%)        0.64%        827.26%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended June 30, 2002 (e)  $     121     2.74%(k)   (1.45%)(k)       2.86%(k)    (1.57%)(k)     0.03%           425%
Year Ended June 30, 2003 (g)    $     141     3.73%      (2.31%)          4.54%       (3.12%)        0.40%           424%
Period Ended October 31, 2003   $     414     3.98%(k)   (2.54%)(k)         (l)          (l)         1.65%        126.69%
(f) (g)
Year Ended October 31, 2004     $     653     3.89%      (2.30%)          3.96%       (2.36%)        1.06%(n)     577.36%
Year Ended October 31, 2005     $     814     3.53%      (0.90%)          3.62%       (0.99%)        0.64%        827.26%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended June 30, 2001        $   3,102     3.04%      (1.51%)          3.82%       (2.29%)        0.09%           143%
Year Ended June 30, 2002        $   1,819     3.28%      (5.41%)          3.71%       (5.87%)        0.03%           425%
Year Ended June 30, 2003        $   1,323     3.72%      (2.31%)          4.54%       (3.13%)        0.40%           424%
Period Ended October 31, 2003   $   1,487     3.98%(k)   (2.52%)(k)         (l)          (l)         1.65%        126.69%
(f)
Year Ended October 31, 2004     $   2,641     3.90%      (2.29%)          3.99%       (2.37%)        1.06%(n)     577.36%
Year Ended October 31, 2005     $  19,372     3.55%      (0.81%)          3.65%       (0.91%)        0.64%        827.26%
---------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Dividend expense is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(d) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(e) For the period from October 31, 2001 (commencement of operations) through June 30, 2002.

(f)   For the period from July 1, 2003 through October 31, 2003.

(g) Net investment income (loss) is based on average shares outstanding during the period.


(h) For the period from February 27, 2004 (commencement of operations) through October 31, 2004.

(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j)   Not annualized.

(k)   Annualized.

(l)   There were no fee reductions in this period.


(m) The headings on these columns, as reflected in the October 31, 2005 annual report, previously referred to "Ratio of Expenses to Average Net Assets (Excludes Dividend Expense)" and "Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (Excludes Dividend Expense)". These headings have been revised to read "(Includes Dividend Expense)" instead of "(Excludes Dividend Expense)". Also, the ratios for each class in both columns reported for October 31, 2004 have been revised to reflect the inclusion of dividend expense.

(n) The dividend expense ratio has been revised to reflect the inclusion of the dividend expense for each class for October 31, 2004 and has been calculated on the basis of the Fund as a whole.

26 | GARTMORE CONCEPT SERIES

SECTION 6 GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND FINANCIAL HIGHLIGHTS (CONT.)

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                --------------------------------------------------
                                              INVESTMENT ACTIVITIES
                                --------------------------------------------------
                                                                 Net
                                                            Realized
                                                                 and
                                Net Asset          Net    Unrealized
                                   Value,   Investment         Gains   Total from
                                Beginning       Income   (Losses) on   Investment
                                of Period       (Loss)   Investments   Activities
----------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004      $ 9.21        (0.11)         0.31         0.20
(h)
Year Ended October 31, 2005        $ 9.41        (0.03)         0.59         0.56
----------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004      $ 9.28        (0.02)         0.31         0.29
(i)
Year Ended October 31, 2005        $ 9.57        (0.05)         0.63         0.58
----------------------------------------------------------------------------------

                                --------------------------------------
                                            DISTRIBUTIONS
                                --------------------------------------
                                                                        Net Asset
                                       Net        Net                      Value,
                                Investment   Realized           Total      End of        Total
                                    Income      Gains   Distributions      Period   Return (a)
--------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004           --         --              --   $    9.41         2.17%(j)
(h)
Year Ended October 31, 2005          (0.29)        --           (0.29)  $    9.68         6.16%
---------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004           --         --              --   $    9.57         3.12%(j)
(i)
Year Ended October 31, 2005          (0.30)        --           (0.30)  $    9.85         6.27%
---------------------------------------------------------------------------------------------------

                                --------------------------------------------------------------------------------------
                                                                     RATIOS/SUPPLEMENTAL DATA
                                --------------------------------------------------------------------------------------
                                                                                    Ratio of
                                                                        Ratio of         Net
                                                                        Expenses  Investment
                                                                       (Prior to      Income
                                            Ratio of       Ratio      Reimburse-      (Loss)
                                    Net     Expenses      of Net       ments) to   (Prior to
                                 Assets   to Average  Investment     Average Net  Reimburse-
                                 at End   Net Assets      Income          Assets   ments) to
                                     of    (Includes   (Loss) to       (Includes     Average
                                 Period     Dividend     Average        Dividend         Net    Dividend   PORTFOLIO
                                 (000s)  Expense (m)  Net Assets  Expense)(b)(m)  Assets (b)  Expense(c)  TURNOVER(d)
----------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004   $     1     3.32%(k)  (1.74%)(k)        3.36%(k)  (1.78%)(k)    1.06%(n)      577.36%
(h)
Year Ended October 31, 2005     $     1     2.82%     (0.20%)           2.86%     (0.25%)       0.64%         827.26%
----------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004   $   331     2.24%(k)  (0.52%)(k)        2.43%(k)  (0.72%)(k)    1.06%(n)      577.36%
(i)
Year Ended October 31, 2005     $ 3,877     2.56%      0.19%            2.67%      0.08%        0.64%         827.26%
----------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Dividend expense is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(d) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(e) For the period from October 31, 2001 (commencement of operations) through June 30, 2002.

(f)   For the period from July 1, 2003 through October 31, 2003.

(g) Net investment income (loss) is based on average shares outstanding during the period


(h) For the period from February 27, 2004 (commencement of operations) through October 31, 2004.

(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j)   Not annualized.

(k)   Annualized.

(l)   There were no fee reductions in this period.


(m) The headings on these columns, as reflected in the October 31, 2005 annual report, previously referred to "Ratio of Expenses to Average Net Assets (Excludes Dividend Expense)" and "Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (Excludes Dividend Expense)". These headings have been revised to read "(Includes Dividend Expense)" instead of "(Excludes Dividend Expense)". Also, the ratios for each class in both columns reported for October 31, 2004 have been revised to reflect the inclusion of dividend expense.

(n) The dividend expense ratio has been revised to reflect the inclusion of the dividend expense for each class for October 31, 2004 and has been calculated on the basis of the Fund as a whole.

GARTMORE CONCEPT SERIES | 27

                       This page intentionally left blank.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents--which may be obtained free of charge--contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request publicinfo@sec.gov,


o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.), or


o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

                 (C) 2005 Gartmore Global Investments, Inc. All rights reserved.

                                                                PR-CNCPT-LS 2/06

CORE ASSET ALLOCATION Series

Gartmore Investor Destinations Aggressive Fund
Gartmore Investor Destinations Moderately Aggressive Fund
Gartmore Investor Destinations Moderate Fund
Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Investor Destinations Conservative Fund

                                                                 [GARTMORE LOGO]

                                Fund PROSPECTUS


February 28, 2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           www.gartmorefunds.com

CORE ASSET ALLOCATION Series


These asset allocation Funds feature an indexing approach based on specific risk profiles.

FUND AND CLASS                                                      TICKER
----------------------------------------------------------------------------
Gartmore Investor Destinations Aggressive Fund Class A               NDAAX
----------------------------------------------------------------------------
Gartmore Investor Destinations Aggressive Fund Class B               NDABX
----------------------------------------------------------------------------
Gartmore Investor Destinations Aggressive Fund Class C               NDACX
----------------------------------------------------------------------------
Gartmore Investor Destinations Aggressive Fund Class R               GAFRX
----------------------------------------------------------------------------
Gartmore Investor Destinations Aggressive Fund Institutional         GAIDX
   Class
----------------------------------------------------------------------------
Gartmore Investor Destinations Aggressive Fund Service Class         NDASX
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderately Aggressive Fund Class A    NDMAX
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderately Aggressive Fund Class B    NDMBX
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderately Aggressive Fund Class C    NDMCX
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderately Aggressive Fund Class R    GMARX
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderately Aggressive Fund            GMIAX
   Institutional Class
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderately Aggressive Fund            NDMSX
   Service Class
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderate Fund Class A                 NADMX
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderate Fund Class B                 NBDMX
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderate Fund Class C                 NCDMX
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderate Fund Class R                 GMDRX
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderate Fund Institutional Class     GMDIX
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderate Fund Service Class           NSDMX
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderately Conservative Fund          NADCX
   Class A
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderately Conservative Fund          NBDCX
   Class B
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderately Conservative Fund          NCDCX
   Class C
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderately Conservative Fund          GMMRX
   Class R
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderately Conservative Fund          GMIMX
   Institutional Class
----------------------------------------------------------------------------
Gartmore Investor Destinations Moderately Conservative Fund          NSDCX
   Service Class
----------------------------------------------------------------------------
Gartmore Investor Destinations Conservative Fund Class A             NDCAX
----------------------------------------------------------------------------
Gartmore Investor Destinations Conservative Fund Class B             NDCBX
----------------------------------------------------------------------------
Gartmore Investor Destinations Conservative Fund Class C             NDCCX
----------------------------------------------------------------------------
Gartmore Investor Destinations Conservative Fund Class R             GCFRX
----------------------------------------------------------------------------
Gartmore Investor Destinations Conservative Fund Institutional       GIMCX
   Class
----------------------------------------------------------------------------
Gartmore Investor Destinations Conservative Fund Service Class       NDCSX
----------------------------------------------------------------------------

TABLE OF CONTENTS

3     SECTION 1: FUND SUMMARIES AND PERFORMANCE
      Gartmore Investor Destinations Aggressive Fund
      Gartmore Investor Destinations Moderately Aggressive Fund
      Gartmore Investor Destinations Moderate Fund
      Gartmore Investor Destinations Moderately Conservative Fund

      Gartmore Investor Destinations Conservative Fund


13    SECTION 2: FUND DETAILS
      Additional Information about Investments, Investment Techniques and Risks

14    SECTION 3: FUND MANAGEMENT


      Investment Adviser and Subadviser
      Portfolio Management


15    SECTION 4: INVESTING WITH GARTMORE


      Choosing a Share Class
      Sales Charges and Fees
      Contacting Gartmore Funds
      Buying Shares


      Fair Valuation
      Customer Identification Information


      Exchanging Shares


      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

27    SECTION 5: DISTRIBUTIONS AND TAXES


      Distributions and Capital Gains
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and Other Tax-Deferred Accounts Backup Withholding


28    SECTION 6: FINANCIAL HIGHLIGHTS

33    APPENDIX: DESCRIPTION OF UNDERLYING INVESTMENTS


                                       GARTMORE CORE ASSET ALLOCATION SERIES | 1

CORE ASSET ALLOCATION Series

INTRODUCTION TO THE CORE ASSET ALLOCATION SERIES


THIS PROSPECTUS PROVIDES INFORMATION ABOUT THE CORE ASSET ALLOCATION SERIES, FIVE FUNDS (THE "FUNDS") OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST") THAT ARE DESIGNED TO PROVIDE BROADLY DIVERSIFIED INVESTMENT OPTIONS THAT MAY BE APPROPRIATE FOR A RANGE OF INVESTOR GOALS AND RISKS. EACH FUND IS A "FUND OF FUNDS" THAT INVESTS PRIMARILY IN AFFILIATED INDEX MUTUAL FUNDS (THE"UNDERLYING FUNDS") AND SHORT-TERM INVESTMENTS REPRESENTING A VARIETY OF ASSET CLASSES.


Gartmore Investor Destinations Aggressive Fund
Gartmore Investor Destinations Moderately Aggressive Fund
Gartmore Investor Destinations Moderate Fund
Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Investor Destinations Conservative Fund

THESE FUNDS ARE PRIMARILY INTENDED:


o to help achieve an investor's financial objectives through a professionally developed asset allocation program.

o to provide a solution for investors seeking to maximize long-term total returns at various levels of risk through broad diversification among several asset classes.

To decide which of these Funds is appropriate for your investment program, you should consider your personal investment objective and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable assuming.


A NOTE ABOUT SHARE CLASSES

Each Fund has six different share classes--Class A, Class B, Class C, Class R, Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

2 | GARTMORE CORE ASSET ALLOCATION SERIES

SECTION 1 GARTMORE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE


INVESTMENT OBJECTIVES

Each Fund seeks to maximize total investment return for a given level of risk.

PRINCIPAL STRATEGIES


The Funds aim to provide diversification across major asset classes--U.S. stocks, international stocks, bonds and short-term investments--by investing in a professionally selected mix of underlying Gartmore mutual funds (each, an "Underlying Fund" or collectively, "Underlying Funds") and short-term investments. Depending on its target risk level, each Fund invests different amounts in these asset classes and Underlying Funds.

The Funds primarily invest in Gartmore-affiliated index funds, representing several asset classes. The index funds invest directly in equity securities, bonds or other securities with a goal of obtaining investment returns that closely track those of the relevant stock or bond index. The Funds also invest in short-term investments.

You could purchase the Underlying Funds and short-term investments directly. However, the Funds offer the added benefits of professional asset allocation and an extra measure of diversification.


GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND

The Aggressive Fund pursues its objective primarily by seeking growth of capital. The Aggressive Fund's allocation is heavily weighted toward U.S. and international stock investments.

This Fund may be appropriate for investors who:

o     are comfortable with substantial risks


o     have long investment time horizons

o seek to maximize long-term returns with the ability to accept possible significant short-term losses


GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

The Moderately Aggressive Fund pursues its objective primarily by seeking growth of capital, as well as income. The Moderately Aggressive Fund's allocation is significantly weighted toward stock investments, but also includes some bonds and short-term investments to reduce volatility.

This Fund may be appropriate for investors who seek to maximize long-term returns with a tolerance for possible short-term losses.

It may also be appropriate for investors seeking additional diversification.

GARTMORE INVESTOR DESTINATIONS MODERATE FUND


The Moderate Fund pursues its objective by seeking both growth of capital and income. The Moderate Fund's allocation is weighted toward stock investments, but also includes a significant portion in bonds and short-term investments to add income and reduce volatility.


This Fund may be appropriate for investors who:

o     have a lower tolerance for risk than more aggressive investors

o     seek both growth and income

o are willing to accept moderate short-term price fluctuations in exchange for potentially higher returns over time.

GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND


The Moderately Conservative Fund pursues its objective by seeking income and, secondarily, long-term growth of capital. The Moderately Conservative Fund's allocation is weighted toward bonds and short-term investments, but also includes a significant portion in stock investments for long-term growth.


This Fund may be appropriate for investors who:

o     have a lower tolerance for risk than more aggressive investors

o     primarily seek income from their investment

o     have a shorter investment time horizon

o are willing to accept some short-term price fluctuations in exchange for potentially higher income and growth

GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND


The Conservative Fund pursues its objective by seeking income and, secondarily, long-term growth of capital. The Conservative Fund's allocation is heavily weighted toward bonds and short-term investments, while including some stocks for long-term growth.


This Fund may be appropriate for investors who:

o     have a short investment time horizon

o     have a low tolerance for risk


o     primarily seek income from their investment

--------------------------------------------------------------------------------
        IBBOTSON ASSOCIATES ADVISORS LLC, founded in 1977 by Professor Roger Ibbotson, is a leading authority on asset allocation. Ibbotson provides extensive training, client education materials, asset allocation, investment management services and software to help its clients, which include brokerage firms, mutual fund companies, banks, insurance companies, individual planners, investment consultants, plan sponsors, and investment managers.
--------------------------------------------------------------------------------


                                       GARTMORE CORE ASSET ALLOCATION SERIES | 3

SECTION 1 GARTMORE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)


Each Fund has a pre-determined target allocation for the chosen asset classes. Although sudden or significant changes in these allocations are not expected, the Funds' portfolio management team monitors each Fund and, if necessary, periodically realigns the Fund's actual allocation with its target.

The Funds' investment adviser, Gartmore Mutual Fund Capital Trust (the "Adviser"), has hired Ibbotson Associates Advisors LLC ("Ibbotson"), an asset allocation consulting firm, to help determine the target allocations for each Fund, to help select the Underlying Funds for each asset class and to recommend allocations to the Underlying Funds within each asset class. However, the Adviser ultimately has sole responsibility for determining each Fund's allocation and its investments in Underlying Funds.


LISTED BELOW ARE THE ASSET CLASSES IN WHICH THE FUNDS MAY INVEST, THE UNDERLYING FUNDS AND OTHER INVESTMENTS CHOSEN FOR EACH ASSET CLASS, AND EACH FUND'S TARGET ALLOCATIONS. THE FUNDS DO NOT NECESSARILY INVEST IN EVERY ASSET CLASS OR ALL OF THE UNDERLYING FUNDS. THE FUNDS MAY ALSO INVEST IN OTHER MUTUAL FUNDS CHOSEN TO COMPLEMENT THE UNDERLYING FUNDS LISTED HERE AND THE ADVISER MAY CHANGE THE SPECIFIED UNDERLYING FUNDS AND SHORT-TERM INVESTMENTS AT ANY TIME. THE TARGET ALLOCATION RANGES LISTED IN THE TABLE ARE REVIEWED PERIODICALLY AND SUBJECT TO CHANGE AT ANY TIME WITHOUT NOTICE. OVER THE SHORT TERM, THE ACTUAL ALLOCATIONS MAY VARY FROM THESE TARGETS.

ASSET CLASSES AND
UNDERLYING INVESTMENTS

                                                         TARGET ALLOCATION RANGES
                                     ----------------------------------------------------------------
                                                  MODERATELY               MODERATELY
                                     AGGRESSIVE   AGGRESSIVE   MODERATE   CONSERVATIVE   CONSERVATIVE
-----------------------------------------------------------------------------------------------------
U.S. STOCKS                            60-70%       50-60%      40-50%       25-35%         10-20%
U.S. LARGE CAP
Gartmore S&P 500 Index Fund            35-45%       30-40%      25-35%       15-25%          5-15%
U.S. MID CAP
Gartmore Mid Cap Market Index Fund     10-20%       10-20%       5-15%        5-15%          0-10%
U.S. SMALL CAP
Gartmore Small Cap Index Fund           5-15%        0-10%       0-10%        0-10%          0-10%
---------------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS                   25-35%       20-30%      10-20%        5-15%          0-10%
Gartmore International Index Fund      25-35%       20-30%      10-20%        5-15%          0-10%
---------------------------------------------------------------------------------------------------
BONDS                                   0-10%       10-20%      20-30%       30-40%         30-40%
Gartmore Bond Index Fund                0-10%       10-20%      20-30%       30-40%         30-40%
---------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                  0-10%        0-10%      10-20%       20-30%         35-45%
---------------------------------------------------------------------------------------------------
Gartmore Enhanced Income Fund           0-10%        0-10%       5-15%       10-20%         15-25%
Gartmore Money Market Fund              0-10%        0-10%       0-10%        0-10%          0-10%
Nationwide Contract                     0-10%        0-10%       5-15%       10-20%         15-25%


4 | GARTMORE CORE ASSET ALLOCATION SERIES

SECTION 1 GARTMORE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)

PRINCIPAL RISKS

None of the Investor Destination Funds can guarantee that it will achieve its investment objective.


As with any mutual fund, the value of each Fund's investments--and therefore, the value of each Fund's shares--may fluctuate. These changes may occur because of the following risks:

ASSET ALLOCATION RISK

Because the Underlying Funds and short-term investments represent different asset classes, each Investor Destinations Fund is subject to different levels and combinations of risk, depending on that particular Fund's asset allocation.


RISKS ASSOCIATED WITH INDEX FUNDS

Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, they attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since they generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

RISKS ASSOCIATED WITH STOCKS


STOCK MARKET RISK refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:


o     corporate earnings;

o     production;

o     management;

o     sales; and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.



MID-CAP AND SMALL-CAP RISK - Investments in medium-sized and smaller, newer companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, it may be subject to increased risk.


RISKS ASSOCIATED WITH INTERNATIONAL STOCKS


FOREIGN RISK the risk that foreign securities may be more volatile, harder to price, and less liquid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:


o     political and economic instability,

o     the impact of currency exchange rate fluctuations,

o     reduced information about issuers,

o     higher transaction costs,

o     less stringent regulatory and accounting standards, and


o     delayed settlement


Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

RISKS ASSOCIATED WITH BONDS AND SHORT-TERM INVESTMENTS


INTEREST RATE RISK the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes.

CREDIT RISK the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns. This risk is particularly high for high-yield bonds and lower rated convertible securities.

INFLATION RISK the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from an Underlying Fund.


                                       GARTMORE CORE ASSET ALLOCATION SERIES | 5

SECTION 1 GARTMORE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)


PERFORMANCE


The bar charts and tables below can help you evaluate for each Fund both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the fund will perform in the future.

ANNUAL TOTAL RETURNS -
AGGRESSIVE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                  [BAR CHART]

  2001     2002     2003    2004    2005
-------  -------   ------  ------   -----
-11.42%  -18.37%   31.97%  14.05%   7.89%

BEST QUARTER: 16.78% - 2ND QTR OF 2003
WORST QUARTER: -17.89% - 3RD QTR OF 2002


ANNUAL TOTAL RETURNS -
MODERATELY AGGRESSIVE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                  [BAR CHART]

  2001     2002     2003    2004    2005
-------  -------   ------  ------   -----
 -8.69%  -14.37%   26.46%  12.22%   7.15%

BEST QUARTER: 13.89% - 2ND QTR OF 2003
WORST QUARTER: -14.39% - 3RD QTR OF 2002


ANNUAL TOTAL RETURNS -
MODERATE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                  [BAR CHART]

  2001     2002     2003    2004    2005
-------  -------   ------  ------   -----
 -4.89%   -9.47%   20.01%   9.53%   5.50%

BEST QUARTER: 10.62% - 2ND QTR OF 2003
WORST QUARTER: -10.24% - 3RD QTR OF 2002


ANNUAL TOTAL RETURNS -
MODERATELY CONSERVATIVE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                  [BAR CHART]

  2001     2002     2003    2004    2005
-------  -------   ------  ------   -----
 -1.23%   -4.20%   13.59%   7.18%   4.52%

BEST QUARTER: 7.26% - 2ND QTR OF 2003
WORST QUARTER: -5.83% - 3RD QTR OF 2002


ANNUAL TOTAL RETURNS -
CONSERVATIVE FUND CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                  [BAR CHART]

  2001     2002     2003    2004    2005
-------  -------   ------  ------   -----
  2.20%    0.55%    7.87%   4.80%   3.27%

BEST QUARTER: 4.16% - 2ND QTR OF 2003


WORST QUARTER: -2.09% - 3RD QTR OF 2002


6 | GARTMORE CORE ASSET ALLOCATION SERIES

SECTION 1 GARTMORE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)


After-tax returns are shown in the tables for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AGGRESSIVE FUND


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                         SINCE INCEPTION
                                      1 YEAR   5 YEARS   (MAR. 31, 2000)
------------------------------------------------------------------------
Class A shares - Before Taxes          1.67%     2.04%            -0.37%
------------------------------------------------------------------------
Class A shares -
After Taxes on Distributions           0.92%     1.67%            -0.37%
------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares      1.69%     1.60%            -0.15%
------------------------------------------------------------------------
Class B shares - Before Taxes          2.22%     2.16%             0.18%
------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)     6.23%     2.51%             0.33%
------------------------------------------------------------------------
Class R shares - Before Taxes(3)       7.86%     2.81%             0.58%
------------------------------------------------------------------------
Service Class shares - Before Taxes    7.85%     3.19%             1.00%
------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                        8.70%     3.33%             1.12%
------------------------------------------------------------------------
Standard & Poor's (S&P) 500
Index(5)                               4.91%     0.54%            -1.57%
------------------------------------------------------------------------
Aggressive Fund Composite Index(6)     4.80%     0.87%            -1.11%


MODERATELY AGGRESSIVE FUND


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                         SINCE INCEPTION
                                      1 YEAR   5 YEARS   (MAR. 31, 2000)
------------------------------------------------------------------------
Class A shares - Before Taxes          1.00%     2.31%             0.82%
------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                       0.27%     1.83%             0.34%
------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares      1.11%     1.75%             0.46%
------------------------------------------------------------------------
Class B shares - Before Taxes          1.39%     2.39%             0.96%
------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)     5.39%     2.80%             1.17%
------------------------------------------------------------------------
Class R shares - Before Taxes(3)       7.00%     3.01%             1.35%
------------------------------------------------------------------------
Service Class shares - Before Taxes    7.04%     3.42%             1.81%
------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                        7.54%     3.51%             1.89%
------------------------------------------------------------------------
S&P 500 Index(5)                       4.91%     0.54%            -1.57%
------------------------------------------------------------------------
Moderately Aggressive Fund
Composite Index(7)                     4.50%     1.63%             0.05%


MODERATE FUND


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                         SINCE INCEPTION
                                      1 YEAR   5 YEARS   (MAR. 31, 2000)
------------------------------------------------------------------------
Class A shares - Before Taxes         -0.54%     2.38%             1.58%
------------------------------------------------------------------------
Class A shares -
After Taxes on Distributions          -1.33%     1.72%             0.92%
------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares      0.00%     1.68%             0.98%
------------------------------------------------------------------------
Class B shares - Before Taxes         -0.30%     2.50%             1.74%
------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)     3.72%     2.84%             1.88%
------------------------------------------------------------------------
Class R shares - Before Taxes(3)       5.30%     3.10%             2.10%
------------------------------------------------------------------------
Service Class shares - Before Taxes    5.40%     3.53%             2.58%
------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                        5.89%     3.65%             2.68%
------------------------------------------------------------------------
S&P 500 Index(5)                       4.91%     0.54%            -1.57%
------------------------------------------------------------------------
Moderate Fund Composite Index(8)       4.08%     2.43%             1.40%


MODERATELY CONSERVATIVE FUND


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                        (SINCE INCEPTION
                                      1 YEAR   5 YEARS   (MAR. 31, 2000)
------------------------------------------------------------------------
Class A shares - Before Taxes         -1.49%     2.57%             2.18%
------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                      -2.55%     1.65%             1.22%
------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares     -0.60%     1.68%             1.31%
------------------------------------------------------------------------
Class B shares - Before Taxes         -1.19%     2.74%             2.42%
------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)     2.82%     3.10%             2.57%
------------------------------------------------------------------------
Class R shares - Before Taxes(3)       4.55%     3.41%             2.84%
------------------------------------------------------------------------
Service Class shares - Before Taxes    4.40%     3.73%             3.21%
------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                        5.11%     3.87%             3.34%
------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate
Index(9)                               2.43%     5.87%             6.71%
------------------------------------------------------------------------
Moderately Conservative Fund
Composite Index(10)                    3.65%     3.13%             2.66%


                                       GARTMORE CORE ASSET ALLOCATION SERIES | 7

SECTION 1 GARTMORE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)


CONSERVATIVE FUND


AVERAGE ANNUAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                         SINCE INCEPTION
                                      1 YEAR   5 YEARS   (MAR. 31, 2000)
------------------------------------------------------------------------
Class A shares - Before Taxes         -2.65%     2.48%             2.51%
------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                      -3.74%     1.36%             1.36%
------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sale of Shares      -1.47%     1.47%             1.46%
------------------------------------------------------------------------
Class B shares - Before Taxes         -2.28%     2.63%             2.73%
------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)     1.62%     2.96%             2.85%
------------------------------------------------------------------------
Class R shares - Before Taxes(3)       3.19%     3.24%             3.10%
------------------------------------------------------------------------
Service Class shares - Before Taxes    3.20%     3.63%             3.53%
------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                        3.89%     3.76%             3.65%
------------------------------------------------------------------------
LB U.S. Aggregate Index(6)             2.43%     5.87%             6.71%
------------------------------------------------------------------------
Conservative Fund Composite
Index(11)                              3.24%     3.36%             3.43%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.


(3) Returns before the first offering of Class C shares (3/1/01) and Class R shares (10/1/03) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced because these three classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Class R performance has been adjusted to eliminate sales charges that do not apply to that class, but has not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (12/29/04) are based on the previous performance of Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The S&P 500(R) Index, the Fund's primary index, is an unmanaged market capitalization- weighted index of 500 stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The Index returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

(6) The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Aggressive Fund Composite Index is a combination of the S&P 500 Index (95%) and the Lehman Brothers U.S. Aggregate Index (5%). The Index returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

(7) The Moderately Aggressive Fund Composite Index is unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Aggressive Fund Composite Index is a combination of the S&P 500 Index (80%), the Lehman Brothers U.S. Aggregate Index (15%), and the Citigroup 3-Month T-Bill Index (5%). The Index returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

(8) The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderate Fund Composite Index is a combination of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Index (25%) and the Citigroup 3-Month T-Bill Index (15%). The Index returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

(9) The Lehman Brothers U.S. Aggregate Index, the Fund's primary index, is an unmanaged market value-weighted index of investment-grade, fixed rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities with maturity of one year or more) that is generally representative of the bond market as a whole. The Index returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

(10) The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Moderately Conservative Fund Composite Index is a combination of the Lehman Brothers U.S. Aggregate Index (35%), the Citigroup 3-Month T-Bill Index (25%) and the S&P 500 Index (40%). The Index returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

(11) The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund's asset classes according to their respective weightings. The Conservative Composite Index is a combination of the Citigroup 3-Month T-Bill Index (45%), the Lehman Brothers U.S. Aggregate Index (35%) and the S&P 500 Index (20%). The Index returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


8 | GARTMORE CORE ASSET ALLOCATION SERIES

SECTION 1 GARTMORE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)


FEES AND EXPENSES


These tables describe the direct fees and expenses you may pay if you buy and hold shares of the Funds, depending on the share class you select. These tables also reflect the proportion of the Underlying Funds' expenses you may pay indirectly through ownership of shares of the Funds. See Section 2, Fund Details for more information.


AGGRESSIVE FUND


---------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY            CLASS A    CLASS B    CLASS C    CLASS R    SERVICE CLASS   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                   SHARES     SHARES     SHARES     SHARES     SHARES          CLASS SHARES
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                            5.75%(2)   None       None       None       None            None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                         None(3)    5.00%(4)   1.00%(5)   None       None            None

---------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                         CLASS A    CLASS B    CLASS C    CLASS R    SERVICE CLASS   INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)                 SHARES     SHARES     SHARES     SHARES     SHARES          CLASS SHARES
---------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                   0.13%      0.13%      0.13%      0.13%      0.13%           0.13%
---------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)       0.25%      1.00%      1.00%      0.40%(6)   0.25%           None
---------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                          0.10%      0.08%      0.08%      0.28%      0.23%           0.08%
---------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(8)                      0.48%      1.21%      1.21%      0.81%      0.61%           0.21%
---------------------------------------------------------------------------------------------------------------------
INDIRECT ANNUAL UNDERLYING
FUND EXPENSES(9)                           0.29%      0.29%      0.29%      0.29%      0.29%           0.29%
---------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND INDIRECT
ANNUAL EXPENSES                            0.77%      1.50%      1.50%      1.10%      0.90%           0.50%


MODERATELY AGGRESSIVE FUND


---------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY            CLASS A    CLASS B    CLASS C    CLASS R    SERVICE CLASS   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                   SHARES     SHARES     SHARES     SHARES     SHARES          CLASS SHARES
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                            5.75%(2)   None       None       None       None            None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                         None(3)    5.00%(4)   1.00%(5)   None       None            None

---------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                         CLASS A    CLASS B    CLASS C    CLASS R    SERVICE CLASS   INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)                 SHARES     SHARES     SHARES     SHARES     SHARES          CLASS SHARES
---------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                   0.13%      0.13%      0.13%      0.13%      0.13%           0.13%
---------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)       0.25%      1.00%      1.00%      0.40%(6)   0.25%           None
---------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                          0.10%      0.07%      0.07%      0.27%      0.22%           0.07%
---------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(8)                      0.48%      1.20%      1.20%      0.80%      0.60%           0.20%
---------------------------------------------------------------------------------------------------------------------
INDIRECT ANNUAL UNDERLYING
FUND EXPENSES(9)                           0.29%      0.29%      0.29%      0.29%      0.29%           0.29%
---------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND INDIRECT
ANNUAL EXPENSES                            0.77%      1.49%      1.49%      1.09%      0.89%           0.49%


                                       GARTMORE CORE ASSET ALLOCATION SERIES | 9

SECTION 1 GARTMORE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)


MODERATE FUND


---------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY            CLASS A    CLASS B    CLASS C    CLASS R    SERVICE CLASS   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                   SHARES     SHARES     SHARES     SHARES     SHARES          CLASS SHARES
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                            5.75%(2)   None       None       None       None            None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                         None(3)    5.00%(4)   1.00%(5)   None       None            None

---------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                         CLASS A    CLASS B    CLASS C    CLASS R    SERVICE CLASS   INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)                 SHARES     SHARES     SHARES     SHARES     SHARES          CLASS SHARES
---------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                   0.13%      0.13%      0.13%      0.13%      0.13%           0.13%
---------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)       0.25%      1.00%      1.00%      0.40%(6)   0.25%           None
---------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                          0.10%      0.07%      0.07%      0.27%      0.22%           0.07%
---------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(8)                      0.48%      1.20%      1.20%      0.80%      0.60%           2.20%
---------------------------------------------------------------------------------------------------------------------
INDIRECT ANNUAL UNDERLYING
FUND EXPENSES(9)                           0.28%      0.28%      0.28%      0.28%      0.28%           0.28%
---------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND INDIRECT
ANNUAL EXPENSES                            0.76%      1.48%      1.48%      1.08%      0.88%           0.48%


MODERATELY CONSERVATIVE FUND


---------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY            CLASS A    CLASS B    CLASS C    CLASS R    SERVICE CLASS   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                   SHARES     SHARES     SHARES     SHARES     SHARES          CLASS SHARES
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                            5.75%(2)   None       None       None       None            None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                         None(3)    5.00%(4)   1.00%(5)   None       None            None

---------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                         CLASS A    CLASS B    CLASS C    CLASS R    SERVICE CLASS   INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)                 SHARES     SHARES     SHARES     SHARES     SHARES          CLASS SHARES
---------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                   0.13%      0.13%      0.13%      0.13%      0.13%           0.13%
---------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)       0.25%      1.00%      1.00%      0.40%(6)   0.25%           None
---------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                          0.16%      0.09%      0.09%      0.29%      0.24%           0.09%
---------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(8)                      0.54%      1.22%      1.22%      0.82%      0.62%           0.22%
---------------------------------------------------------------------------------------------------------------------
INDIRECT ANNUAL UNDERLYING
FUND EXPENSES(9)                           0.28%      0.28%      0.28%      0.28%      0.28%           0.28%
---------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND INDIRECT
ANNUAL EXPENSES                            0.82%      1.50%      1.50%      1.10%      0.90%           0.50%


10 | GARTMORE CORE ASSET ALLOCATION SERIES

SECTION 1 GARTMORE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)


CONSERVATIVE FUND


---------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY            CLASS A    CLASS B    CLASS C    CLASS R    SERVICE CLASS   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                   SHARES     SHARES     SHARES     SHARES     SHARES          CLASS SHARES
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                            5.75%(2)   None       None       None       None            None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                         None(3)    5.00%(4)   1.00%(5)   None       None            None

---------------------------------------------------------------------------------------------------------------------
DIRECT ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                         CLASS A    CLASS B    CLASS C    CLASS R    SERVICE CLASS   INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)                 SHARES     SHARES     SHARES     SHARES     SHARES          CLASS SHARES
---------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                   0.13%      0.13%      0.13%      0.13%      0.13%           0.13%
---------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)       0.25%      1.00%      1.00%      0.40%(6)   0.25%           None
---------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                          0.14%      0.09%      0.09%      0.29       0.24%           0.09%
---------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES(8)                      0.52%      1.22%      1.22%      0.82%      0.62%           0.22%
---------------------------------------------------------------------------------------------------------------------
INDIRECT ANNUAL UNDERLYING
FUND EXPENSES(9)                           0.27%      0.27%      0.27%      0.27%      0.27%           0.27%
---------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND INDIRECT
ANNUAL EXPENSES                            0.79%      1.49%      1.49%      1.09%      0.89%           0.49%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class-Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.15% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee is paid. Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class-Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class-Class C Shares.


(6) Pursuant to the Fund's Rule 12b-1 Plans, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of each Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(7) "Other Expenses" include administrative services fees which currently are permitted to be up to 0.25% with respect to Class A, Class R and Service Class shares. For the fiscal year ended October 31, 2005, administrative services fees were 0.02%, 0.03%, 0.03%, 0.07% and 0.05% for Class A shares, 0.20%, 0.20%, 0.20%, 0.20%, and 0.20% for Class R shares and
      0.15%, 0.15%, 0.15%, 0.15% and 0.15% for Service Class shares of the Aggressive, Moderately Aggressive, Moderate, Moderately Conservative and Conservative Funds, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses for the shares of each Class of each Fund to 0.25% at least through February 28, 2007. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, short-sale dividend expenses, 12b-1 fees, and administrative service fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for Other Expenses previously paid by the Adviser, as long as the reimbursements do not cause the Funds to exceed the expense limitation in the agreement. Any reimbursements to the Adviser must be made within five years after the Funds' commencement of operations. If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Direct Annual Fund Operating Expenses" could increase to 0.75%, 1.00% and 0.65% for each Fund's Class A, Class R and Service Class Shares, respectively, before the Adviser would be required to further limit the Fund's expenses.

(9) Because the Funds invest primarily in other Gartmore Funds, they are shareholders of those Underlying Funds. The Underlying Funds and the Nationwide Contract do not charge the Funds any sales charge for buying or selling shares. However, the Funds indirectly pay a portion of the operating expenses, including management fees of the Underlying Funds and short-term investments they hold. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee tables above. Actual indirect expenses vary depending on how each Fund's assets are spread among the underlying investments. This figure represents the average expense ratio for each Fund, based on its target allocation and the expense ratios for underlying investments for their most-recent fiscal year (after fee waivers and reimbursements).


                                      GARTMORE CORE ASSET ALLOCATION SERIES | 11

SECTION 1 GARTMORE CORE ASSET ALLOCATION SERIES FUND SUMMARIES AND PERFORMANCE (CONT.)


EXAMPLE


This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example also reflects the fees of the underlying Funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------
AGGRESSIVE FUND
-----------------------------------------------------------------------
   Class A shares*              $   649   $   807   $   978   $  1,474
-----------------------------------------------------------------------
   Class B shares               $   653   $   774   $ 1,018   $  1,500
-----------------------------------------------------------------------
   Class C shares               $   253   $   474   $   818   $  1,791
-----------------------------------------------------------------------
   Class R shares               $   112   $   350   $   606   $  1,340
-----------------------------------------------------------------------
   Service Class shares         $    92   $   287   $   498   $  1,108
-----------------------------------------------------------------------
   Institutional Class shares   $    51   $   160   $   280   $    628
-----------------------------------------------------------------------
MODERATELY AGGRESSIVE FUND
-----------------------------------------------------------------------
   Class A shares*              $   649   $   807   $   978   $  1,474
-----------------------------------------------------------------------
   Class B shares               $   652   $   771   $ 1,013   $  1,493
-----------------------------------------------------------------------
   Class C shares               $   252   $   471   $   813   $  1,779
-----------------------------------------------------------------------
   Class R shares               $   111   $   347   $   601   $  1,329
-----------------------------------------------------------------------
   Service Class shares         $    91   $   284   $   493   $  1,096
-----------------------------------------------------------------------
   Institutional Class shares   $    50   $   157   $   274   $    616
-----------------------------------------------------------------------
MODERATE FUND
-----------------------------------------------------------------------
   Class A shares*              $   648   $   804   $   973   $  1,463
-----------------------------------------------------------------------
   Class B shares               $   651   $   768   $ 1,008   $  1,482
-----------------------------------------------------------------------
   Class C shares               $   251   $   468   $   808   $  1,768
-----------------------------------------------------------------------
   Class R shares               $   110   $   343   $   595   $  1,317
-----------------------------------------------------------------------
   Service Class shares         $    90   $   281   $   488   $  1,084
-----------------------------------------------------------------------
   Institutional Class shares   $    49   $   154   $   269   $    604
-----------------------------------------------------------------------
MODERATELY CONSERVATIVE FUND
-----------------------------------------------------------------------
   Class A shares*              $   654   $   822   $ 1,004   $  1,530
-----------------------------------------------------------------------
   Class B shares               $   653   $   774   $ 1,018   $  1,520
-----------------------------------------------------------------------
   Class C shares               $   253   $   474   $   818   $  1,791
-----------------------------------------------------------------------
   Class R shares               $   112   $   350   $   606   $  1,340
-----------------------------------------------------------------------
   Service Class shares         $    92   $   287   $   498   $  1,108
-----------------------------------------------------------------------
   Institutional Class shares   $    51   $   160   $   280   $    628
-----------------------------------------------------------------------
CONSERVATIVE FUND
-----------------------------------------------------------------------
   Class A shares*              $   651   $   813   $   989   $  1,497
-----------------------------------------------------------------------
   Class B shares               $   652   $   771   $ 1,013   $  1,501
-----------------------------------------------------------------------
   Class C shares               $   252   $   471   $   813   $  1,779
-----------------------------------------------------------------------
   Class R shares               $   111   $   347   $   601   $  1,329
-----------------------------------------------------------------------
   Service Class shares         $    91   $   284   $   493   $  1,096
-----------------------------------------------------------------------
   Institutional Class shares   $    50   $   157   $   274   $    616
-----------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------
AGGRESSIVE FUND
-----------------------------------------------------------------------
   Class B shares               $   153   $   474   $   818   $  1,500
-----------------------------------------------------------------------
   Class C shares               $   153   $   474   $   818   $  1,791
-----------------------------------------------------------------------
MODERATELY AGGRESSIVE FUND
-----------------------------------------------------------------------
   Class B shares               $   152   $   471   $   813   $  1,493
-----------------------------------------------------------------------
   Class C shares               $   152   $   471   $   813   $  1,779
-----------------------------------------------------------------------
MODERATE FUND
-----------------------------------------------------------------------
   Class B shares               $   151   $   468   $   808   $  1,482
-----------------------------------------------------------------------
   Class C shares               $   151   $   468   $   808   $  1,768
-----------------------------------------------------------------------
MODERATELY CONSERVATIVE FUND
-----------------------------------------------------------------------
   Class B shares               $   153   $   474   $   818   $  1,520
-----------------------------------------------------------------------
   Class C shares               $   153   $   474   $   818   $  1,791
-----------------------------------------------------------------------
CONSERVATIVE FUND
-----------------------------------------------------------------------
   Class B shares               $   152   $   471   $   813   $  1,501
-----------------------------------------------------------------------
   Class C shares               $   152   $   471   $   813   $  1,779
-----------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Funds do not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

12 | GARTMORE CORE ASSET ALLOCATION SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The Gartmore Investor Destinations Funds strive to provide shareholders with a high level of diversification across major asset classes primarily through investments in passively managed Underlying Funds.


The reward potential and risks associated with each Fund depend on both the asset allocation and the amount invested in the Underlying Funds. The portfolio management team reviews asset allocations quarterly and continually monitors the mix of Underlying Funds, seeking to maintain each Fund's target asset allocation.


The Funds' target allocations for each asset class and for each Underlying Fund are provided in the Fund Summaries. A description of the underlying investments can be found in the Appendix.


Most of the Underlying Funds follow passive investment strategies. Their portfolio management teams do not buy or sell securities based on analysis of economic, market or individual security analysis. Instead, they seek to assemble portfolios of securities expected to approximately match the performance of a designated indexes. They generally make changes to portfolio holdings only as needed to maintain alignment with the respective index. A potential benefit of passively managed index funds is low shareholder expenses, which can contribute to attractive performance.


TEMPORARY INVESTMENTS


Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or anticipated redemption activity, or if a Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which a Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which a Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

The Funds currently post the top 10 portfolio holdings for each Fund's calendar quarter on the Trust's internet site at www.gartmorefunds.com. The top 10 holdings are available no earlier than 10 business days after the end of a Fund's calendar quarter and will remain available until a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").


                                      GARTMORE CORE ASSET ALLOCATION SERIES | 13

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (the "Adviser"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the Funds' investment adviser and is responsible for overseeing the investment of the Funds' assets and supervising their daily business affairs. The Adviser was organized in 1999 as an investment adviser for mutual funds.


The Adviser is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring 11 affiliated investment advisers. Collectively, these affiliates (located in the United States, the United Kingdom and Japan) had approximately $84.7 billion in net assets under management as of December 31, 2005.

The Adviser allocates the Funds' assets according to their target allocations for each asset class and the Underlying Funds. The Adviser then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. For these services, each Fund pays the Adviser an annual management fee based on each Fund's average daily net assets. This is in addition to the indirect fees that the Funds pay as shareholders of the underlying investments. The Adviser and the Board of Trustees concur that the fees paid to the Adviser are for services in addition to the services provided by the underlying investments and do not duplicate those services.

The total aggregate management fee paid by each Fund for the fiscal year ended October 31, 2005, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was 0.13%

The total annual advisory fees that can be paid to the Adviser (as a percentage of each Fund's average daily net assets) are 0.13% for each Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from November 1, 2004 to April 30, 2005.


PORTFOLIO MANAGEMENT


Young Chin, Global Chief Investment Officer, Equities, heads the Funds' portfolio management team and is responsible for the day-to-day management of the allocation of each Fund's assets among the asset classes and Underlying Funds. Mr. Chin has been the U.S. Chief Investment Officer of the Adviser since September 2001, and is responsible for the Adviser's domestic and international equity products. He oversees the investment process, fundamental and quantitative research, new product development and professional staff development. In making asset allocation decisions, Mr. Chin uses research analysis provided by Ibbotson.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


14 | GARTMORE CORE ASSET ALLOCATION SERIES

SECTION 4 INVESTING WITH GARTMORE

CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

When selecting a share class, you should consider the following:

o    which share classes are available to you,

o    how long you expect to own your shares,

o    how much you intend to invest,

o    total costs and expenses associated with a particular share class, and

o    whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Gartmore Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B and Class C shares, which are available to all investors.


Class R, Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Service Class and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

COMPARING CLASS A, CLASS B AND CLASS C SHARES


CLASSES AND CHARGES       POINTS TO CONSIDER

CLASS A SHARES

Front-end sales charge    A front-end sales charge means that a
up to 5.75%                  portion of your initial investment goes
                             toward the sales charge and is not
                             invested.

Contingent deferred       Reduction and waivers of sales charges may sales
charge (CDSC)(1)             be available.

Annual service and/or     Total annual operating expenses are lower
12b-1 fee up to 0.25%        than Class B and Class C charges which
Administrative services      means higher dividends and/or NAV per
fee up to 0.25%              share.

                          No conversion feature.

                          No maximum investment amount.
--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%          No front-end sales charge means your full
                             investment immediately goes toward
                             buying shares.
                          No reduction of CDSC, but waivers may be
                             available.
                          The CDSC declines 1% in most years to zero
                             after six years.

Annual service and/or     Total annual operating expenses are
12b-1 fee up to 1.00%        higher than Class A charges which
No administrative            means lower dividends and/or NAV per
services fee                 share.

                          Automatic conversion to Class A shares
                             after seven years, which means lower
                             annual expenses in the future.

                          Maximum investment amount of $100,000.
                             Larger investments may be rejected.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%             No front-end sales charge means your full
                             investment immediately goes toward
                             buying shares.
                          No reduction of CDSC, but waivers may be
                             available.
                          The CDSC declines to zero after one year.

Annual service and/or     Total annual operating expenses are
12b-1 fee up to 1.00%        higher than Class A charges which
No administrative            means lower dividends and/or NAV
services fee                 per share.

                          No conversion feature.

                          Maximum investment amount of
                             $1,000,000(2). Larger investments may be rejected.

(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.15% will be charged on redemptions of Class A shares within 18 months of purchase if you paid no sales charge on the original purchase and for which a finders fee was paid.


(2)   This limit was calculated based on a one-year holding period.

                                      GARTMORE CORE ASSET ALLOCATION SERIES | 15

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


                            SALES CHARGE AS A PERCENTAGE OF
                            -------------------------------
                                                                         DEALER
                                                  NET AMOUNT      COMMISSION AS
AMOUNT OF                   OFFERING                INVESTED      PERCENTAGE OF
PURCHASE                       PRICE         (APPROXIMATELY)     OFFERING PRICE
-------------------------------------------------------------------------------
Less than $50,000              5.75%                   6.10%              5.00%
-------------------------------------------------------------------------------
$50,000 to $99,999             4.75                    4.99               4.00
-------------------------------------------------------------------------------
$100,000 to $249,999           3.50                    3.63               3.00
-------------------------------------------------------------------------------
$250,000 to $499,999           2.50                    2.56               2.00
-------------------------------------------------------------------------------
$500,000 to $999,999           2.00                    2.04               1.75
-------------------------------------------------------------------------------
$1 million or more             None                    None               None*


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include accounts statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.gartmorefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.


o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.


o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you sell Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of selling shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your sale and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A shares with your purchase of Class D, Class B or Class C shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.
--------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:

o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges.

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor.

o     retirement plans.

o investment advisory clients of Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust and their affiliates.

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.


--------------------------------------------------------------------------------

16 | GARTMORE CORE ASSET ALLOCATION SERIES

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no frontend sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by Gartmore Mutual Funds. (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) of up to 0.15% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.


The CDSC does not apply:


o if you are eligible to purchase Class A shares without a sales charge for another reason; or


o to shares acquired through reinvestment of dividends or capital gain distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES


AMOUNT OF                         $1 MILLION        $4 MILLION     $25 MILLION
PURCHASE                       TO $3,999,999    TO $24,999,999         OR MORE
------------------------------------------------------------------------------
If sold within                     18 months         18 months       18 months
------------------------------------------------------------------------------
Amount of CDSC                         0.15%             0.10%           0.05%


Any CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.
--------------------------------------------------------------------------------

WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the sale of Class A, Class B or Class C shares purchased through reinvested dividends or distributions. However, a CDSC is charged if you sell your Class B or Class C shares and then reinvest the proceeds in Class B or Class C shares within 30 days. The CDSC is re-deposited into your new account.


o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program.


o Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or disability.

o mandatory withdrawals from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts.

o sales of Class C shares from retirement plans offered by the Nationwide Trust Company.


For more complete information, see the SAI.

--------------------------------------------------------------------------------

CLASS B SHARES


Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.


If you sell Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

                                                                        7 YEARS
SALE WITHIN     1 YEAR   2 YEARS   3 YEARS  4 YEARS  5 YEARS   6 YEAR   OR MORE
-------------------------------------------------------------------------------
Sales charge        5%        4%        3%       3%       2%       1%        0%
-------------------------------------------------------------------------------

CONVERSION OF CLASS B SHARES


After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.


                                      GARTMORE CORE ASSET ALLOCATION SERIES | 17

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you sell your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.


--------------------------------------------------------------------------------

SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Fund(s) offer Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class, and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R Shares ARE AVAILABLE to retirement plans including:

o     401(k) plans,

o     457 plans,

o     403(b) plans,

o     profit sharing and money purchase pension plans,

o     defined benefit plans,

o     non-qualified deferred compensation plans, and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.


The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets, and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.


Class R shares ARE NOT AVAILABLE to:

o     retail retirement accounts,

o     institutional non-retirement accounts,

o     traditional and Roth IRAs,

o     Coverdell Education Savings Accounts,

o     SEPs and SAR-SEPs,

o     SIMPLE IRAs,

o     one-person Keogh plans,

o     individual 403(b) plans, or

o     529 Plan accounts.

SERVICE CLASS SHARES

Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund(s) for these services;


o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;


o registered investment advisers investing on behalf of institutions and high net-worth individuals whose adviser is compensated by the Fund(s) for providing services; or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

18 | GARTMORE CORE ASSET ALLOCATION SERIES

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:


o retirement plans for which no third-party administrator receives compensation from the Fund(s);

o institutional advisory accounts of Gartmore Mutual Fund Capital Trust or its affiliates, those accounts which have client relationships with an affiliate of Gartmore Mutual Funds Capital Trust, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;


o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals whose advisers derive compensation for advisory services exclusively from clients; or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"). These fees are either kept or paid to your financial adviser or other intermediary.


DISTRIBUTION AND SERVICE FEES


The Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class R and Service Class shares of the Fund(s) to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder services fees. Class A, Class B, Class C, Class R and Service Class shares pay distribution and/or service fees to the Distributor. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class shares do not pay 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C, Class R and Service Class shares pay the Distributor annual amounts not exceeding the following:

CLASS                                       AS A % OF DAILY NET ASSETS
-------------------------------------------------------------------------------
Class A shares                              0.25% (distribution or service fee)
-------------------------------------------------------------------------------
Class B shares                              1.00% (0.25% service fee)
-------------------------------------------------------------------------------
Class C shares                              1.00% (0.25% service fee)
-------------------------------------------------------------------------------
Class R shares                              0.50% (0.25% of which may be either
                                            a distribution or service fee)
-------------------------------------------------------------------------------
Service Class shares                        0.25% (distribution or service fee)

ADMINISTRATIVE SERVICES FEES

In addition to 12b-1 fees, Class A, Class R and Service Class shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. These fees are paid by these Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


REVENUE SHARING


The investment adviser and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.


                                      GARTMORE CORE ASSET ALLOCATION SERIES | 19

SECTION 4 INVESTING WITH GARTMORE


In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o     the Fund's Distributor and other affiliates of the investment adviser,

o     broker-dealers,

o     financial institutions, and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING GARTMORE FUNDS


CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions

o     hear fund price information

o     obtain mailing and wiring instructions

INTERNET Go to WWW.GARTMOREFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses

o     obtain information on the Gartmore Funds

o     access your account information

o     request transactions, including purchases, redemptions and exchanges

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus Ohio 43219.

BY FAX 614-428-3278

20 | GARTMORE CORE ASSET ALLOCATION SERIES

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES


All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.



------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE EACH    UNCASHED OR UNDELIVERABLE CHECKS MAY BE REDEPOSITED AFTER SIX
FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE         MONTHS IN THE FUND.
OFFERING OF SHARES AT ANY TIME
                                                                    *     EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
                                                                          60-DAY WRITTEN NOTICE TO SHAREHOLDERS

                                                                    **    A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                          "MEDALLION SIGNATURE GUARANTEE" BELOW.
------------------------------------------------------------------------------------------------------------------------------------

THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has      THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------

BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Gartmore Funds. Payment must be made in U.S. dollars    mailing or faxing a letter to Gartmore Funds. The letter must
and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH, STARTER     include your account numbers and the names of the Funds you wish
CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT CARD          to exchange from and to. The letter must be signed by all
CHECKS OR MONEY ORDERS.                                             account owners. We reserve the right to request original
                                                                    documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The Funds
may revoke telephone privileges at any time, without notice to      may revoke telephone privileges at any time, without notice to
shareholders.                                                       shareholders. For redemptions, shareholders who own shreas in an
                                                                    IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. The following types of accounts can use the voice-response system to sell shares:
                                                                    Individual, Joint, Transfer on Death, Trust and Uniform
                                                                    Gift/Transfer to Minors.

                                                                    A check made payable to the shareholder of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to sell shares and may request sale instructions in writing, signed by all
                                                                    shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------

ON-LINE. Transactions may be made through the Gartmore Funds        ON-LINE. Transactions may be made through the Gartmore Funds
website. However, the Funds may discontinue on-line transactions    website. However, the Funds may discontinue on-line transactions
of Fund shares at any time.                                         of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your sale
funds wire to the Funds' custodian bank. (The authorization will    directly to your account at a commercial bank. A voided check
be in effect unless you give the Fund written notice of its         must be attached to your application. (The authorization will be
termination.)                                                       in effect unless you give the Fund written notice of its
                                                                    termination.)
o     if you choose this method to open a new account, you must
      call our toll-free number before you wire your investment     o     your proceeds will be wired to your bank on the next
      and arrange to fax your completed application.                      business day after your order has been processed.

o     your bank may charge a fee to wire funds.                     o     Gartmore deducts a $20 service fee from the sale proceeds
                                                                          for this service.

                                                                    o     your financial institution may also charge a fee for
                                                                          receiving the wire.

                                                                    o     funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Gartmore       BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds account with proceeds from your bank via ACH on the           be sent to your bank via ACH on the second business day after
second business day after your purchase order has been processed.   your order has been processed. A voided check must be attached
A voided check must be attached to your application. Money sent     to your application. Money sent through ACH should reach your
through ACH typically reaches Gartmore Funds from your bank in      bank in two business days. There is no fee for this service.
two business days. There is no fee for this service. (The           (The authorization will be in effect unless you give the written
authorization will be in effect unless you give the Fund written    notice of its termination.)
notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should call
our toll-free number. Eligible entities or individuals wishing      our toll-free number. Eligible entities or individuals wishing
to conduct transactions in Institutional Service Class or           to conduct transactions in Institutional Service Class or
Institutional Class shares should call our toll-free number.        Institutional Class shares should call our toll-free number.


                                      GARTMORE CORE ASSET ALLOCATION SERIES | 21

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.


The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its transfer agent in good order, plus any applicable sales charge.

As "Funds of Funds", the Funds' assets consist primarily of shares of the Underlying Funds, which are valued at their respective net asset value. Each Investor Destinations Fund and each Underlying Fund values its respective assets at current market prices where current market prices are readily available.

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable, or deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

Investments in other registered mutual funds are valued based on the NAV of those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses.

As the Funds invest to varying degrees, in Underlying Funds that, in turn, invest in foreign securities, your Fund may be subject to Fair Value pricing more frequently than Funds which do not hold foreign securities.

The prospectuses of these Underlying Funds explain the circumstances under which those Underlying Funds will use fair value pricing and the effect of using fair value pricing.


22 | GARTMORE CORE ASSET ALLOCATION SERIES

--------------------------------------------------------------------------------

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.


o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

MINIMUM INVESTMENTS


CLASS A, CLASS B AND CLASS C SHARES
To open an account                                 $2,000 (per Fund)
To open an IRA account                             $1,000 (per Fund)
Additional investments                               $100 (per Fund)
To start an Automatic Asset Accumulation Plan                $1,000
Additional Investments
(Automatic Asset Accumulation Plan)                             $50
--------------------------------------------------------------------
SERVICE CLASS SHARES
To open an account                                $50,000 (per Fund)
Additional investments                                   No Minimum
--------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
To open an account                             $1,000,000 (per Fund)
Additional investments                                   No Minimum
--------------------------------------------------------------------


Minimum investment requirements do not apply to certain retirement plans or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES


Maintaining small accounts is costly for the Fund(s) and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund(s)' minimum.


o if the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are sold each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund(s) may waive the quarterly fee.


o the Fund(s) reserve the right to sell your remaining shares and close your account if a sale of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


EXCHANGING SHARES


You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same owner,

o your first purchase in the new fund meets its minimum investment requirement,

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

                                      GARTMORE CORE ASSET ALLOCATION SERIES | 23

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Service Class shares. However,


o if you exchange from Class A shares of a Fund with a lower sales charge to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original fund is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund.)

EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Service Class shares and the Prime Shares of the Gartmore Money Market Fund. However, if a sales charge was never paid on your Prime Shares, applicable sales charges apply to exchanges into other fund(s). In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.


AUTOMATIC WITHDRAWAL PROGRAM

You automatically may redeem Class A, Class B and Class C shares in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES


You can sell or, in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you sell your shares is the net asset value (minus any applicable sales charges) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you sell may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the sale.

You may not be able to sell your Fund shares or Gartmore Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted, or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).


Generally, the Fund will pay you for the shares that you sell within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:


o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.


If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.


--------------------------------------------------------------------------------

MEDALLION SIGNATURE GUARANTEE


A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:


o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o the proceeds are mailed to any address other than the address of record, or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

24 | GARTMORE CORE ASSET ALLOCATION SERIES

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:


o     disrupt portfolio management strategies,

o     increase brokerage and other transaction costs, and

o     negatively affect fund performance.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Although the Investor Destinations Funds are intended for investors with relatively long time horizons, Funds that invest in foreign securities, such as does each Investor Destinations Fund to varying degrees, may be at greater risk for excessive trading as may the Investor Destinations' Underlying Funds that invest in such foreign securities. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value off Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:


MONITORING OF TRADING ACTIVITY

The Funds, through their investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Fund may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS


Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:


o restrict purchases or exchanges that they or their agents believe constitute excessive trading.

o Reject transactions that violate a Fund's excessive trading policies or its exchange limits.

The Funds have also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and


o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.


FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore: Buying Shares--Share Price.

Despite its best efforts, Gartmore Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Gartmore Funds may not be able to prevent all market timing and its potential negative impact.


                                      GARTMORE CORE ASSET ALLOCATION SERIES | 25

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose redemption and exchange fees on certain funds if you sell or exchange your shares within a designated holding period. The exchange fee is paid directly to the Fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. Redemption and exchange fees are not imposed on redemptions or exchanges from the Gartmore Investor Destinations Funds. However, other Gartmore Funds into which you may exchange do impose redemption fees as shown below. Please see the prospectus for the Fund into which you may wish to exchange for further information.

                                                                MINIMUM
                                             EXCHANGE/   HOLDING PERIOD
FUND                                    REDEMPTION FEE  (CALENDAR DAYS)
-----------------------------------------------------------------------
Gartmore China Opportunities Fund                2.00%              90
-----------------------------------------------------------------------
Gartmore Emerging Markets Fund                   2.00%              90
-----------------------------------------------------------------------
Gartmore Global Financial Services Fund          2.00%              90
-----------------------------------------------------------------------
Gartmore Global Health Sciences Fund             2.00%              90
-----------------------------------------------------------------------
Gartmore Global Natural Resources Fund           2.00%              90
-----------------------------------------------------------------------
Gartmore Global Technology
   and Communications Fund                       2.00%              90
-----------------------------------------------------------------------
Gartmore Global Utilities Fund                   2.00%              90
-----------------------------------------------------------------------
Gartmore International Growth Fund               2.00%              90
-----------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                   2.00%              90
-----------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                     2.00%              90
-----------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund             2.00%              90
-----------------------------------------------------------------------
Gartmore Small Cap Fund                          2.00%              90
-----------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                  2.00%              90
-----------------------------------------------------------------------
Gartmore U.S. Growth Leaders
   Long-Short Fund                               2.00%              90
-----------------------------------------------------------------------
Gartmore Value Opportunities Fund                2.00%              90
-----------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                  2.00%              90
-----------------------------------------------------------------------
Gartmore Growth Fund                             2.00%              30
-----------------------------------------------------------------------
Gartmore Large Cap Value Fund                    2.00%              30
-----------------------------------------------------------------------
Gartmore Nationwide Fund                         2.00%              30
-----------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                 2.00%              30
-----------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                2.00%              30
-----------------------------------------------------------------------
Gartmore Bond Fund                               2.00%               7
-----------------------------------------------------------------------
Gartmore Bond Index Fund                         2.00%               7
-----------------------------------------------------------------------
Gartmore Convertible Fund                        2.00%               7
-----------------------------------------------------------------------
Gartmore Government Bond Fund                    2.00%               7
-----------------------------------------------------------------------
Gartmore High Yield Bond Fund                    2.00%               7
-----------------------------------------------------------------------
Gartmore International Index Fund                2.00%               7
-----------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund               2.00%               7
-----------------------------------------------------------------------
Gartmore Short Duration Bond Fund                2.00%               7
-----------------------------------------------------------------------
Gartmore S&P 500 Index Fund                      2.00%               7
-----------------------------------------------------------------------
Gartmore Small Cap Index Fund                    2.00%               7
-----------------------------------------------------------------------
Gartmore Tax-Free Income Fund                    2.00%               7


 26 | GARTMORE CORE ASSET ALLOCATION SERIES

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distributions varies and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS AND CAPITAL GAINS

The Fund(s) intend to distribute income dividends to you quarterly. All income and capital gains distributions (which are paid annually) are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.


If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.


Dividends and capital gain distributions you receive from the Funds may be subject to Federal income tax, state taxes or local taxes:

o any taxable dividends, as well as distributions of short-term capital gains, are federally taxable at applicable ordinary income tax rates.

o distributions of net long-term capital gains are taxable to you as long-term capital gains.

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met.

o for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction.

o distributions declared in December but paid in January are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING


You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


                                      GARTMORE CORE ASSET ALLOCATION SERIES | 27

SECTION 6 GARTMORE INVESTOR DESTINATIONS AGGRESSIVE FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002, 2003, 2004 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                           INVESTMENT ACTIVITIES
                                                 ----------------------------------------
                                                                         NET
                                                                    REALIZED
                                                                         AND
                                     NET ASSET                    UNREALIZED
                                        VALUE,             NET         GAINS   TOTAL FROM
                                     BEGINNING      INVESTMENT   (LOSSES) ON   INVESTMENT
                                     OF PERIOD   INCOME (LOSS)   INVESTMENTS   ACTIVITIES
-----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001             $ 9.37           0.09         (2.01)       (1.92)
Year Ended October 31, 2002             $ 7.36           0.07         (1.00)       (0.93)
Year Ended October 31, 2003             $ 6.36           0.08          1.45         1.53
Year Ended October 31, 2004             $ 7.81           0.10          0.80         0.90
Year Ended October 31, 2005             $ 8.61           0.19          0.87         1.06
-----------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001             $ 9.33           0.04         (2.00)       (1.96)
Year Ended October 31, 2002             $ 7.31           0.02         (0.99)       (0.97)
Year Ended October 31, 2003             $ 6.32           0.04          1.43         1.47
Year Ended October 31, 2004             $ 7.74           0.04          0.80         0.84
Year Ended October 31, 2005             $ 8.53           0.11          0.86         0.97
-----------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)       $ 8.44          (0.03)        (1.05)       (1.08)
Year Ended October 31, 2002             $ 7.36             --         (1.04)       (1.04)
Year Ended October 31, 2003             $ 6.32           0.05          1.42         1.47
Year Ended October 31, 2004             $ 7.73           0.04          0.80         0.84
Year Ended October 31, 2005             $ 8.52           0.12          0.86         0.98
-----------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (e)       $ 7.45             --          0.29         0.29
Year Ended October 31, 2004             $ 7.74           0.07          0.82         0.89
Year Ended October 31, 2005             $ 8.56           0.18          0.86         1.04
-----------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)       $ 9.31           0.09          0.25         0.34
-----------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001             $ 9.37           0.10         (2.01)       (1.91)
Year Ended October 31, 2002             $ 7.36           0.07         (0.99)       (0.92)
Year Ended October 31, 2003             $ 6.37           0.07          1.45         1.52
Year Ended October 31, 2004             $ 7.82           0.09          0.81         0.90
Year Ended October 31, 2005             $ 8.63           0.18          0.87         1.05
----------------------------------------------------------------------------------------

                                                    DISTRIBUTIONS
                                       ------------------------------------
                                                                              NET ASSET
                                             NET     RETURN                      VALUE,
                                       INVESTMENT        OF           TOTAL      END OF          TOTAL
                                           INCOME   CAPITAL   DISTRIBUTIONS      PERIOD     RETURN (a)
------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001                (0.07)    (0.02)          (0.09)      $ 7.36    (20.53%)
Year Ended October 31, 2002                (0.07)       --           (0.07)      $ 6.36    (12.67%)
Year Ended October 31, 2003                (0.08)       --           (0.08)      $ 7.81     24.34%
Year Ended October 31, 2004                (0.10)       --           (0.10)      $ 8.61     11.55%
Year Ended October 31, 2005                (0.19)       --           (0.19)      $ 9.48     12.36%
------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001                (0.05)    (0.01)          (0.06)      $ 7.31    (21.12%)
Year Ended October 31, 2002                (0.02)       --           (0.02)      $ 6.32    (13.30%)
Year Ended October 31, 2003                (0.05)       --           (0.05)      $ 7.74     23.42%
Year Ended October 31, 2004                (0.05)       --           (0.05)      $ 8.53     10.86%
Year Ended October 31, 2005                (0.12)       --           (0.12)      $ 9.38     11.46%
------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)             --        --              --       $ 7.36    (12.80%)(g)
Year Ended October 31, 2002                   --        --              --       $ 6.32    (13.30%)
Year Ended October 31, 2003                (0.06)       --           (0.06)      $ 7.73     23.41%
Year Ended October 31, 2004                (0.05)       --           (0.05)      $ 8.52     10.88%
Year Ended October 31, 2005                (0.13)       --           (0.13)      $ 9.37     11.49%
------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (e)              --       --              --       $ 7.74      3.89%(g)
Year Ended October 31, 2004                (0.07)       --           (0.07)      $ 8.56     11.58%
Year Ended October 31, 2005                (0.18)       --           (0.18)      $ 9.42     12.19%
------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)          (0.12)       --           (0.12)      $ 9.53      3.66%(g)
------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001                (0.08)    (0.02)          (0.10)      $ 7.36    (20.55%)
Year Ended October 31, 2002                (0.07)       --           (0.07)      $ 6.37    (12.64%)
Year Ended October 31, 2003                (0.07)       --           (0.07)      $ 7.82     24.08%
Year Ended October 31, 2004                (0.09)       --           (0.09)      $ 8.63     11.50%
Year Ended October 31, 2005                (0.18)       --           (0.18)      $ 9.50     12.18%
------------------------------------------------------------------------------------------------------

                                                                           RATIO/SUPPLEMENTAL DATA
                                       -----------------------------------------------------------------------------------------
                                                                        RATIO                        RATIO OF NET
                                                                       OF NET          RATIO OF        INVESTMENT
                                                                   INVESTMENT          EXPENSES     INCOME (LOSS)
                                       NET ASSETS      RATIO OF        INCOME         (PRIOR TO         (PRIOR TO
                                           AT END   EXPENSES TO     (LOSS) TO   REIMBURSEMENTS)   REIMBURSEMENTS)
                                        OF PERIOD   AVERAGE NET   AVERAGE NET        TO AVERAGE        TO AVERAGE      PORTFOLIO
                                           (000S)        ASSETS        ASSETS    NET ASSETS (b)    NET ASSETS (b)   TURNOVER (c)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001            $        7      0.71%        1.09%              3.71%           (1.91%)           190.23%
Year Ended October 31, 2002            $      247      0.50%        1.42%              0.50%            1.42%             26.33%
Year Ended October 31, 2003            $    3,742      0.52%        1.04%                   (i)               (i)         44.11%
Year Ended October 31, 2004            $   19,737      0.47%        1.06%                   (i)               (i)          2.12%
Year Ended October 31, 2005            $   38,583      0.49%        1.87%                   (i)               (i)          6.51%
--------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001            $        7      1.31%        0.50%              4.47%           (2.66%)           190.23%
Year Ended October 31, 2002            $       48      1.24%        0.04%              1.27%            0.01%             26.33%
Year Ended October 31, 2003            $    1,557      1.25%        0.16%                   (i)               (i)         44.11%
Year Ended October 31, 2004            $    7,414      1.20%        0.35%                   (i)               (i)          2.12%
Year Ended October 31, 2005            $   11,761      1.21%        1.18%                   (i)               (i)          6.51%
--------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)      $       --      1.31%(h)    (0.62%)(h)        125.82%(h)      (125.13%)(h)        190.23%
Year Ended October 31, 2002            $       48      1.24%       (0.96%)             1.48%           (1.20%)            26.33%
Year Ended October 31, 2003            $    7,706      1.26%        0.22%                   (i)               (i)         44.11%
Year Ended October 31, 2004            $   43,668      1.20%        0.32%                   (i)               (i)          2.12%
Year Ended October 31, 2005            $   71,231      1.21%        1.16%                   (i)               (i)          6.51%
--------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (e)      $        1      0.82%(h)    (0.46%)(h)          0.92%(h)        (0.56%)(h)         44.11%
Year Ended October 31, 2004            $       38      0.63%        0.93%                   (i)               (i)          2.12%
Year Ended October 31, 2005            $      216      0.63%        1.47%                   (i)               (i)          6.51%
--------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)      $        1      0.24%(h)     1.39%(h)                (i)               (i)          6.51%
--------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001            $   26,663      0.61%        0.38%              1.62%           (0.63%)           190.23%
Year Ended October 31, 2002            $   54,923      0.61%        0.91%              0.67%            0.85%             26.33%
Year Ended October 31, 2003            $  129,717      0.61%        0.98%              0.63%            0.96%             44.11%
Year Ended October 31, 2004            $  282,486      0.59%        0.94%              0.60%            0.94%              2.12%
Year Ended October 31, 2005            $  439,966      0.62%        1.78%                   (i)               (i)          6.51%
--------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.


(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(g)   Not annualized.

(h)   Annualized.

(i)   There were no fee reductions in this period.


28 | GARTMORE CORE ASSET ALLOCATION SERIES

SECTION 6 GARTMORE INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                          INVESTMENT ACTIVITIES
                                                 -------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                     BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001             $ 9.59        0.17         (1.71)       (1.54)
Year Ended October 31, 2002             $ 7.92        0.10         (0.87)       (0.77)
Year Ended October 31, 2003             $ 7.04        0.11          1.31         1.42
Year Ended October 31, 2004             $ 8.35        0.12          0.75         0.87
Year Ended October 31, 2005             $ 9.10        0.21          0.74         0.95
--------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001             $ 9.56        0.12         (1.71)       (1.59)
Year Ended October 31, 2002             $ 7.88        0.06         (0.88)       (0.82)
Year Ended October 31, 2003             $ 6.99        0.07          1.28         1.35
Year Ended October 31, 2004             $ 8.26        0.07          0.73         0.80
Year Ended October 31, 2005             $ 8.99        0.14          0.73         0.87
--------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)       $ 8.83       (0.04)        (0.88)       (0.92)
Year Ended October 31, 2002             $ 7.91          --         (0.91)       (0.91)
Year Ended October 31, 2003             $ 7.00        0.08          1.28         1.36
Year Ended October 31, 2004             $ 8.27        0.07          0.72         0.79
Year Ended October 31, 2005             $ 8.99        0.14          0.73         0.87
--------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (e)       $ 8.01          --          0.25         0.25
Year Ended October 31, 2004             $ 8.26        0.10          0.75         0.85
Year Ended October 31, 2005             $ 9.01        0.20          0.74         0.94
--------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)       $ 9.67        0.12          0.20         0.32
--------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001             $ 9.59        0.15         (1.67)       (1.52)
Year Ended October 31, 2002             $ 7.91        0.11         (0.88)       (0.77)
Year Ended October 31, 2003             $ 7.03        0.10          1.31         1.41
Year Ended October 31, 2004             $ 8.34        0.11          0.74         0.85
Year Ended October 31, 2005             $ 9.08        0.20          0.75         0.95
--------------------------------------------------------------------------------------

                                                   DISTRIBUTIONS
                                       -------------------------------------
                                                                                NET ASSET
                                              NET        NET                       VALUE,
                                       INVESTMENT   REALIZED           TOTAL       END OF          TOTAL
                                           INCOME      GAINS   DISTRIBUTIONS       PERIOD     RETURN (a)
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001                (0.13)     --              (0.13)       $ 7.92    (16.16%)
Year Ended October 31, 2002                (0.11)     --              (0.11)       $ 7.04     (9.78%)
Year Ended October 31, 2003                (0.11)     --              (0.11)       $ 8.35     20.42%
Year Ended October 31, 2004                (0.12)     --              (0.12)       $ 9.10     10.48%
Year Ended October 31, 2005                (0.21)     -- (j)          (0.21)       $ 9.84     10.47%
--------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001                (0.09)     --              (0.09)       $ 7.88    (16.75%)
Year Ended October 31, 2002                (0.07)     --              (0.07)       $ 6.99    (10.46%)
Year Ended October 31, 2003                (0.08)     --              (0.08)       $ 8.26     19.43%
Year Ended October 31, 2004                (0.07)     --              (0.07)       $ 8.99      9.66%
Year Ended October 31, 2005                (0.14)     -- (j)          (0.14)       $ 9.72      9.74%
--------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)             --      --                 --        $ 7.91    (10.42%)(g)
Year Ended October 31, 2002                   --      --                 --        $ 7.00    (10.33%)
Year Ended October 31, 2003                (0.09)     --              (0.09)       $ 8.27     19.64%
Year Ended October 31, 2004                (0.07)     --              (0.07)       $ 8.99      9.58%
Year Ended October 31, 2005                (0.14)     -- (j)          (0.14)       $ 9.72      9.74%
--------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (e)             --      --                 --        $ 8.26      3.12%(g)
Year Ended October 31, 2004                (0.10)     --              (0.10)       $ 9.01     10.27%
Year Ended October 31, 2005                (0.20)     -- (j)          (0.20)       $ 9.75     10.49%
--------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)          (0.14)     --              (0.14)       $ 9.85      3.37%(g)
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001                (0.16)     --              (0.16)       $ 7.91    (16.05%)
Year Ended October 31, 2002                (0.11)     --              (0.11)       $ 7.03     (9.88%)
Year Ended October 31, 2003                (0.10)     --              (0.10)       $ 8.34     20.26%
Year Ended October 31, 2004                (0.11)     --              (0.11)       $ 9.08     10.22%
Year Ended October 31, 2005                (0.20)     -- (j)          (0.20)       $ 9.83     10.48%
--------------------------------------------------------------------------------------------------------

                                                                         RATIO/SUPPLEMENTAL DATA
                                       ---------------------------------------------------------------------------------------------
                                                                          RATIO                          RATIO OF NET
                                                                         OF NET            RATIO OF        INVESTMENT
                                                                     INVESTMENT            EXPENSES     INCOME (LOSS)
                                       NET ASSETS        RATIO OF        INCOME           (PRIOR TO         (PRIOR TO
                                           AT END     EXPENSES TO     (LOSS) TO     REIMBURSEMENTS)   REIMBURSEMENTS)
                                        OF PERIOD     AVERAGE NET   AVERAGE NET          TO AVERAGE        TO AVERAGE      PORTFOLIO
                                           (000S)          ASSETS        ASSETS      NET ASSETS (b)    NET ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001             $       8        0.71%        1.44%                3.28%           (1.13%)           226.13%
Year Ended October 31, 2002             $   1,072        0.49%        1.69%                0.49%            1.69%             28.41%
Year Ended October 31, 2003             $   9,729        0.48%        1.42%                     (i)               (i)          8.08%
Year Ended October 31, 2004             $  35,416        0.47%        1.37%                0.47%            1.37%              2.74%
Year Ended October 31, 2005             $  57,073        0.49%        2.10%                     (i)               (i)          5.51%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001             $       8        1.31%        1.32%                4.04%           (1.41%)           226.13%
Year Ended October 31, 2002             $     130        1.25%        1.39%                1.26%            1.38%             28.41%
Year Ended October 31, 2003             $   5,740        1.22%        0.63%                     (i)               (i)          8.08%
Year Ended October 31, 2004             $  19,546        1.19%        0.67%                1.19%            0.67%              2.74%
Year Ended October 31, 2005             $  30,177        1.21%        1.40%                     (i)               (i)          5.51%
------------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)       $      --        1.31%(h)    (0.68%)(h)          124.67%(h)      (124.04%)(h)        226.13%
Year Ended October 31, 2002             $      15        1.25%       (0.21%)               3.34%          (2.30%)             28.41%
Year Ended October 31, 2003             $  17,804        1.22%        0.64%                     (i)               (i)          8.08%
Year Ended October 31, 2004             $  99,211        1.19%        0.66%                1.19%            0.66%              2.74%
Year Ended October 31, 2005             $ 155,315        1.21%        1.39%                     (i)               (i)          5.51%
------------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (e)       $       1        0.75%(h)    (0.04%)(h)            0.85%(h)        (0.14%)(h)          8.08%
Year Ended October 31, 2004             $      63        0.62%        1.19%                     (i)               (i)          2.74%
Year Ended October 31, 2005             $     253        0.61%        1.92%                     (i)               (i)          5.51%
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)       $       1        0.24%(h)     1.73%(h)                  (i)               (i)          5.51%
------------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001             $  36,670        0.61%        1.15%                1.44%            0.32%            226.13%
Year Ended October 31, 2002             $  90,512        0.61%        1.46%                0.65%            1.42%             28.41%
Year Ended October 31, 2003             $ 214,101        0.61%        1.36%                  (j)              (j)              8.08%
Year Ended October 31, 2004             $ 452,237        0.59%        1.26%                0.59%            1.26%              2.74%
Year Ended October 31, 2005             $ 736,304        0.61%        1.98%                     (i)               (i)          5.51%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(g)   Not annualized.

(h)   Annualized.

(i)   There were no fee reductions in this period.

(j)   The amount is less than $0.005.


                                      GARTMORE CORE ASSET ALLOCATION SERIES | 29

SECTION 6 GARTMORE INVESTOR DESTINATIONS MODERATE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                          INVESTMENT ACTIVITIES
                                                  -------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                      NET ASSET          NET   UNREALIZED
                                         VALUE,   INVESTMENT        GAINS   TOTAL FROM
                                      BEGINNING       INCOME  (LOSSES) ON   INVESTMENT
                                      OF PERIOD       (LOSS)   INVESTMENT   ACTIVITIES
--------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001 (d)     $      9.81        0.22        (1.23)       (1.01)
Year Ended October 31, 2002         $      8.64        0.17        (0.69)       (0.52)
Year Ended October 31, 2003         $      7.94        0.15         1.08         1.23
Year Ended October 31, 2004         $      9.01        0.17         0.58         0.75
Year Ended October 31, 2005         $      9.60        0.23         0.52         0.75
--------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001         $      9.81        0.19        (1.25)       (1.06)
Year Ended October 31, 2002         $      8.64        0.11        (0.71)       (0.60)
Year Ended October 31, 2003         $      7.92        0.11         1.06         1.17
Year Ended October 31, 2004         $      8.96        0.10         0.59         0.69
Year Ended October 31, 2005         $      9.55        0.16         0.50         0.66
--------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (e)   $      9.32       (0.04)       (0.62)       (0.66)
Year Ended October 31, 2002         $      8.66        0.04        (0.75)       (0.71)
Year Ended October 31, 2003         $      7.90        0.11         1.06         1.17
Year Ended October 31, 2004         $      8.94        0.10         0.58         0.68
Year Ended October 31, 2005         $      9.52        0.16         0.50         0.66
--------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (f)   $      8.77        0.01         0.18         0.19
Year Ended October 31, 2004         $      8.96        0.13         0.60         0.73
Year Ended October 31, 2005         $      9.56        0.22         0.51         0.73
--------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (g)   $     10.02        0.18         0.09         0.27
--------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001         $      9.82        0.19        (1.19)       (1.00)
Year Ended October 31, 2002         $      8.63        0.17        (0.71)       (0.54)
Year Ended October 31, 2003         $      7.92        0.15         1.07         1.22
Year Ended October 31, 2004         $      8.99        0.16         0.59         0.75
Year Ended October 31, 2005         $      9.59        0.22         0.51         0.73
--------------------------------------------------------------------------------------

                                                 DISTRIBUTIONS
                                     -------------------------------------
                                                                            NET ASSET
                                            NET        NET                     VALUE,
                                     INVESTMENT   REALIZED           TOTAL     END OF          TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS     PERIOD     RETURN (a)
----------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001 (d)          (0.16)        --           (0.16)  $    8.64    (10.41%)
Year Ended October 31, 2002              (0.18)        --           (0.18)  $    7.94     (6.12%)
Year Ended October 31, 2003              (0.16)        --           (0.16)  $    9.01     15.75%
Year Ended October 31, 2004              (0.16)        --           (0.16)  $    9.60      8.36%
Year Ended October 31, 2005              (0.23)     (0.01)          (0.24)  $   10.11      7.86%
----------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001              (0.11)        --           (0.11)  $    8.64    (10.84%)
Year Ended October 31, 2002              (0.12)        --           (0.12)  $    7.92     (6.96%)
Year Ended October 31, 2003              (0.13)        --           (0.13)  $    8.96     14.89%
Year Ended October 31, 2004              (0.10)        --           (0.10)  $    9.55      7.72%
Year Ended October 31, 2005              (0.16)     (0.01)          (0.17)  $   10.04      6.96%
----------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (e)           --         --              --   $    8.66     (7.08%)(h)
Year Ended October 31, 2002              (0.05)        --           (0.05)  $    7.90     (7.13%)
Year Ended October 31, 2003              (0.13)        --           (0.13)  $    8.94     14.98%
Year Ended October 31, 2004              (0.10)        --           (0.10)  $    9.52      7.67%
Year Ended October 31, 2005              (0.16)     (0.01)          (0.17)  $   10.01      6.98%
----------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (f)          --          --              --   $    8.96      2.17% (h)
Year Ended October 31, 2004              (0.13)        --           (0.13)  $    9.56      8.19%
Year Ended October 31, 2005              (0.22)     (0.01)          (0.23)  $   10.06      7.68%
----------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (g)        (0.17)        --           (0.17)  $   10.12      2.71% (h)
----------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001              (0.19)        --           (0.19)  $    8.63    (10.26%)
Year Ended October 31, 2002              (0.17)        --           (0.17)  $    7.92     (6.35%)
Year Ended October 31, 2003              (0.15)        --           (0.15)  $    8.99     15.59%
Year Ended October 31, 2004              (0.15)        --           (0.15)  $    9.59      8.34%
Year Ended October 31, 2005              (0.22)     (0.01)          (0.23)  $   10.09      7.66%
----------------------------------------------------------------------------------------------------

                                                                     RATIO/SUPPLEMENTTAL DATA
                                     ----------------------------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                                                                                    INVESTMENT
                                                                 RATIO OF NET  RATIO OF (PRIOR   INCOME (LOSS)
                                                                   INVESTMENT      TO EXPENSES       (PRIOR TO
                                     NET ASSETS      RATIO OF          INCOME       REIMBURSE-      REIMBURSE-
                                         AT END      EXPENSES       (LOSS) TO        MENTS) TO       MENTS) TO
                                      OF PERIOD    TO AVERAGE     AVERAGE NET      AVERAGE NET     AVERAGE NET       PORTFOLIO
                                         (000S)    NET ASSETS          ASSETS       ASSETS (b)      ASSETS (b)     TURNOVER(c)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001 (d)      $        9      0.71%          2.40%             2.39%          0.72%             258.23%
Year Ended October 31, 2002          $    1,186      0.48%          2.37%             0.48%          2.37%              34.36%
Year Ended October 31, 2003          $    9,972      0.47%          1.88%                  (j)             (j)          13.50%
Year Ended October 31, 2004          $   35,157      0.47%          1.78%             0.47%          1.78%               5.64%
Year Ended October 31, 2005          $   57,505      0.48%          2.35%                  (j)             (j)           5.91%
------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001          $        9      1.31%          2.11%             4.08%         (0.66%)            258.23%
Year Ended October 31, 2002          $      161      1.23%          1.33%             1.24%          1.32%              34.36%
Year Ended October 31, 2003          $    6,229      1.21%          1.09%                  (j)             (j)          13.50%
Year Ended October 31, 2004          $   19,504      1.19%          1.07%             1.19%          1.07%               5.64%
Year Ended October 31, 2005          $   28,907      1.20%          1.66%                  (j)             (j)           5.91%
------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (e)    $       --      1.31%(i)      (0.67%)(i)       123.09%(i)    (122.45%)(j)         258.23%
Year Ended October 31, 2002          $      416      1.23%          1.89%             1.29%          1.83%              34.36%
Year Ended October 31, 2003          $   21,995      1.22%          0.98%                  (j)             (j)          13.50%
Year Ended October 31, 2004          $  102,058      1.19%          1.07%             1.19%          1.07%               5.64%
Year Ended October 31, 2005          $  150,491      1.20%          1.66%                  (j)             (j)           5.91%
------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (f)    $        1      0.74%(i)       0.68%(i)          0.84%(i)       0.58  (j)          13.50%
Year Ended October 31, 2004          $       42      0.62%          1.79%                  (j)             (j)           5.64%
Year Ended October 31, 2005          $      199      0.61%          2.09%                  (j)             (j)           5.91%
------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (g)    $        1      0.23%(i)       2.45%(i)               (j)             (j)           5.91%
------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001          $   58,228      0.61%          2.06%             0.97%          1.70%             258.23%
Year Ended October 31, 2002          $  123,963      0.61%          2.13%             0.65%          2.09%              34.36%
Year Ended October 31, 2003          $  247,424      0.60%          1.82%                  (j)             (j)          13.50%
Year Ended October 31, 2004          $  487,130      0.59%          1.66%             0.59%          1.66%               5.64%
Year Ended October 31, 2005          $  934,203      0.60%          2.24%                  (j)             (j)           5.91%
------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Net investment income (loss) is based on average shares outstanding during the period.

(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.


(h)   Not annualized.


(i)   Annualized.

(j)   There were no fee reductions in this period.


30 | GARTMORE CORE ASSET ALLOCATION SERIES

SECTION 6 GARTMORE INVESTOR DESTINATIONS MODERATELY CONSERVATIVE
          FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                        INVESTMENT ACTIVITIES
                                                -------------------------------------
                                                            NET REALIZED
                                                                     AND
                                    NET ASSET         NET     UNREALIZED
                                       VALUE,  INVESTMENT          GAINS   TOTAL FROM
                                    BEGINNING      INCOME    (LOSSES) ON   INVESTMENT
                                    OF PERIOD      (LOSS)    INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001 (d)     $    9.89       0.35          (0.75)       (0.40)
Year Ended October 31, 2002 (d)     $    9.19       0.26          (0.49)       (0.23)
Year Ended October 31, 2003         $    8.71       0.20           0.75         0.95
Year Ended October 31, 2004         $    9.44       0.19           0.44         0.63
Year Ended October 31, 2005         $    9.88       0.26           0.31         0.57
-------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001         $    9.89       0.29          (0.75)       (0.46)
Year Ended October 31, 2002(d)      $    9.20       0.20          (0.49)       (0.29)
Year Ended October 31, 2003         $    8.72       0.14           0.75         0.89
Year Ended October 31, 2004         $    9.44       0.13           0.43         0.56
Year Ended October 31, 2005         $    9.88       0.20           0.31         0.51
-------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (e)   $    9.64      (0.04)         (0.38)       (0.42)
Year Ended October 31, 2002         $    9.22          -          (0.44)       (0.44)
Year Ended October 31, 2003         $    8.72       0.15           0.73         0.88
Year Ended October 31, 2004         $    9.42       0.13           0.43         0.56
Year Ended October 31, 2005         $    9.85       0.18           0.31         0.49
-------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (f)   $    9.33       0.01           0.11         0.12
Year Ended October 31, 2004         $    9.45       0.20           0.42         0.62
Year Ended October 31, 2005         $    9.91       0.25           0.31         0.56
-------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (g)   $   10.17       0.23           0.04         0.27
-------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001         $    9.90       0.31          (0.70)       (0.39)
Year Ended October 31, 2002 (d)     $    9.20       0.26          (0.50)       (0.24)
Year Ended October 31, 2003         $    8.72       0.19           0.76         0.95
Year Ended October 31, 2004         $    9.47       0.19           0.43         0.62
Year Ended October 31, 2005         $    9.91       0.25           0.31         0.56
-------------------------------------------------------------------------------------

                                                 DISTRIBUTIONS
                                    -------------------------------------
                                                                            NET ASSET
                                           NET        NET                      VALUE,
                                    INVESTMENT   REALIZED           TOTAL      END OF        TOTAL
                                        INCOME      GAINS   DISTRIBUTIONS      PERIOD   RETURN (a)
--------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001 (d)         (0.30)         -           (0.30)   $    9.19   (4.06%)
Year Ended October 31, 2002 (d)         (0.25)         -           (0.25)   $    8.71   (2.60%)
Year Ended October 31, 2003             (0.22)         -           (0.22)   $    9.44   11.02%
Year Ended October 31, 2004             (0.19)         -           (0.19)   $    9.88    6.71%
Year Ended October 31, 2005             (0.26)     (0.01)          (0.27)   $   10.18    5.78%
--------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001             (0.23)         -           (0.23)   $    9.20   (4.67%)
Year Ended October 31, 2002(d)          (0.19)         -           (0.19)   $    8.72   (3.22%)
Year Ended October 31, 2003             (0.17)         -           (0.17)   $    9.44   10.37%
Year Ended October 31, 2004             (0.12)         -           (0.12)   $    9.88    5.99%
Year Ended October 31, 2005             (0.20)     (0.01)          (0.21)   $   10.18    5.08%
--------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (e)            -         -               -    $    9.22   (4.36%)(h)
Year Ended October 31, 2002             (0.06)         -           (0.06)   $    8.72   (3.14%)
Year Ended October 31, 2003             (0.18)         -           (0.18)   $    9.42   10.26%
Year Ended October 31, 2004             (0.13)         -           (0.13)   $    9.85    5.99%
Year Ended October 31, 2005             (0.19)     (0.01)          (0.20)   $   10.14    5.01%
--------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (f)           -          -               -    $    9.45    1.29% (h)
Year Ended October 31, 2004             (0.16)         -           (0.16)   $    9.91    6.55%
Year Ended October 31, 2005             (0.24)     (0.01)          (0.25)   $   10.22    5.73%
--------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (g)       (0.20)         -           (0.20)   $   10.24    3.70%
--------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001             (0.31)         -           (0.31)   $    9.20   (3.99%)
Year Ended October 31, 2002 (d)         (0.24)         -           (0.24)   $    8.72   (2.70%)
Year Ended October 31, 2003             (0.20)         -           (0.20)   $    9.47   11.09%
Year Ended October 31, 2004             (0.18)         -           (0.18)   $    9.91    6.59%
Year Ended October 31, 2005             (0.25)     (0.01)          (0.26)   $   10.21    5.67%
--------------------------------------------------------------------------------------------------

                                                                       RATIO/SUPPLEMENTAL DATA
                                        -------------------------------------------------------------------------------------
                                                                                                 RATIO OF  NET
                                                                                      RATIO OF      INVESTMENT
                                                                   RATIO OF NET       EXPENSES   INCOME (LOSS)
                                                                     INVESTMENT      (PRIOR TO       (PRIOR TO
                                        NET ASSETS      RATIO OF         INCOME     REIMBURSE-      REIMBURSE-
                                            AT END      EXPENSES      (LOSS) TO      MENTS) TO       MENTS) TO
                                         OF PERIOD   AVERAGE NET    AVERAGE NET   AVERAGE  NET     AVERAGE NET      PORTFOLIO
                                            (000S)        ASSETS         ASSETS     ASSETS (b)      ASSETS (b)   TURNOVER (c)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001 (d)         $       10      0.71%         3.66%           3.81%          0.56%            235.84%
Year Ended October 31, 2002 (d)         $      898      0.50%         2.99%           0.51%          2.98%             49.00%
Year Ended October 31, 2003             $    4,482      0.53%         2.34%                (j)             (j)         19.93%
Year Ended October 31, 2004             $   11,157      0.52%         2.12%           0.52%          2.12%              6.66%
Year Ended October 31, 2005             $   16,923      0.54%         2.57%           0.54%          2.57%              8.37%
-----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001             $       10      1.31%         3.14%           4.52%         (0.07%)           235.84%
Year Ended October 31, 2002(d)          $       83      1.27%         2.24%           1.29%          2.22%             49.00%
Year Ended October 31, 2003             $    2,453      1.28%         1.52%                (j)             (j)         19.93%
Year Ended October 31, 2004             $    4,606      1.21%         1.41%                (j)             (j)          6.66%
Year Ended October 31, 2005             $    6,002      1.22%         1.90%           1.22%          1.90%              8.37%
-----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (e)       $        -      1.31%(i)     (0.79%)(i)     122.29%(i)    (121.77%)(i)        235.84%
Year Ended October 31, 2002             $       88      1.27%         2.48%           1.33%          2.42%             49.00%
Year Ended October 31, 2003             $    7,530      1.29%         1.45%                (j)             (j)         19.93%
Year Ended October 31, 2004             $   26,760      1.22%         1.42%                (j)             (j)          6.66%
Year Ended October 31, 2005             $   39,545      1.22%         1.90%           1.22%          1.90%              8.37%
-----------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (f)       $        1      0.81%(i)      1.34% (i)       0.91%(i)       1.24% (i)         19.93%
Year Ended October 31, 2004             $        1      0.60%         2.01%                (j)             (j)          6.66%
Year Ended October 31, 2005             $        1      0.65%         2.54%           0.65%          2.54%              8.37%
-----------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (g)       $        1      0.29%(i)      3.17% (i)            (h)             (h)          8.37%
-----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001             $   14,772      0.61%         3.34%           2.50%          1.45%            235.84%
Year Ended October 31, 2002 (d)         $   36,927      0.61%         2.82%           0.69%          2.74%             49.00%
Year Ended October 31, 2003             $   78,189      0.61%         2.28%           0.65%          2.24%             19.93%
Year Ended October 31, 2004             $  136,368      0.61%         2.01%           0.61%          2.01%              6.66%
Year Ended October 31, 2005             $  195,790      0.62%         2.49%           0.62%          2.49%              8.37%
-----------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Net investment income (loss) is based on average shares outstanding during the period.

(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.


(h)   Not annualized.

(i)   Annualized.

(j)   There were no fee reductions in this period.

                                      GARTMORE CORE ASSET ALLOCATION SERIES | 31

SECTION 6 GARTMORE INVESTOR DESTINATIONS CONSERVATIVE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                     INVESTMENT ACTIVITIES                    DISTRIBUTIONS
                                              -----------------------------------  -----------------------------------
                                                                  NET
                                                             REALIZED
                                                                  AND
                                   NET ASSET         NET   UNREALIZED                                                   NET ASSET
                                      VALUE,  INVESTMENT        GAINS  TOTAL FROM         NET       NET                    VALUE,
                                   BEGINNING      INCOME  (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL     END OF
                                   OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES      INCOME     GAINS  DISTRIBUTIONS     PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001        $    9.99       0.45        (0.28)       0.17       (0.38)        -          (0.38)  $    9.78
Year Ended October 31, 2002        $    9.78       0.28        (0.24)       0.04       (0.31)        -          (0.31)  $    9.51
Year Ended October 31, 2003        $    9.51       0.26         0.39        0.65       (0.28)        -          (0.28)  $    9.88
Year Ended October 31, 2004        $    9.88       0.22         0.25        0.47       (0.22)        -          (0.22)  $   10.13
Year Ended October 31, 2005        $   10.13       0.24         0.12        0.36       (0.27)    (0.05)         (0.32)  $   10.17
---------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001        $    9.99       0.38        (0.28)       0.10       (0.30)        -          (0.30)  $    9.79
Year Ended October 31, 2002        $    9.79       0.24        (0.25)      (0.01)      (0.25)        -          (0.25)  $    9.53
Year Ended October 31, 2003        $    9.53       0.19         0.38        0.57       (0.23)        -          (0.23)  $    9.87
Year Ended October 31, 2004        $    9.87       0.15         0.25        0.40       (0.15)        -          (0.15)  $   10.12
Year Ended October 31, 2005        $   10.12       0.21         0.08        0.29       (0.20)    (0.05)         (0.25)  $   10.16
---------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)  $    9.97      (0.05)       (0.13)      (0.18)          -         -              -   $    9.79
Year Ended October 31, 2002        $    9.79       0.23        (0.25)      (0.02)      (0.26)        -          (0.26)  $    9.51
Year Ended October 31, 2003        $    9.51       0.20         0.37        0.57       (0.23)        -          (0.23)  $    9.85
Year Ended October 31, 2004        $    9.85       0.16         0.24        0.40       (0.16)        -          (0.16)  $   10.09
Year Ended October 31, 2005        $   10.09       0.21         0.08        0.29       (0.20)    (0.05)         (0.25)  $   10.13
---------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (e)  $    9.83       0.02         0.02        0.04           -         -              -   $    9.87
Year Ended October 31, 2004        $    9.87       0.22         0.24        0.46       (0.18)                   (0.18)  $   10.15
Year Ended October 31, 2005        $   10.15       0.22         0.14        0.36       (0.26)    (0.05)         (0.31)  $   10.20
---------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES                                                                                              $
Period Ended October 31, 2005 (f)  $   10.20       0.27        (0.02)       0.25       (0.22)        -          (0.22)  $   10.23
---------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001        $   10.00       0.41        (0.24)       0.17       (0.38)        -          (0.38)  $    9.79
Year Ended October 31, 2002        $    9.79       0.31        (0.26)       0.05       (0.31)        -          (0.31)  $    9.53
Year Ended October 31, 2003        $    9.53       0.26         0.38        0.64       (0.27)        -          (0.27)  $    9.90
Year Ended October 31, 2004        $    9.90       0.23         0.23        0.46       (0.21)        -          (0.21)  $   10.15
Year Ended October 31, 2005        $   10.15       0.27         0.09        0.36       (0.26)    (0.05)         (0.31)  $   10.20
---------------------------------------------------------------------------------------------------------------------------------

                                                                              RATIO/SUPPLEMENTAL DATA
                                               -------------------------------------------------------------------------------------
                                                                                                          RATIO OF NET
                                                                        RATIO OF NET         RATIO OF       INVESTMENT
                                                                          INVESTMENT         EXPENSES    INCOME (LOSS)
                                               NET ASSETS     RATIO OF        INCOME        (PRIOR TO        (PRIOR TO
                                                   AT END  EXPENSES TO     (LOSS) TO  REIMBURSEMENTS)  REIMBURSEMENTS)
                                        TOTAL   OF PERIOD  AVERAGE NET       AVERAGE   TO AVERAGE NET   TO AVERAGE NET    PORTFOLIO
                                   RETURN (a)      (000S)       ASSETS    NET ASSETS       ASSETS (b)       ASSETS (b)  TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001         1.71%      $       10     0.71%        4.45%             6.91%          (1.75%)          176.59%
Year Ended October 31, 2002         0.45%      $      802     0.50%        3.62%             0.50%           3.62%            46.89%
Year Ended October 31, 2003         6.89%      $    1,798     0.53%        2.83%                  (i)              (i)        32.93%
Year Ended October 31, 2004         4.84%      $    5,008     0.50%        2.43%             0.51%           2.43%            11.67%
Year Ended October 31, 2005         3.67%      $   28,965     0.53%        2.85%             0.53%           2.85%            13.42%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001         1.04%      $       10     1.31%        3.82%             7.70%          (2.57%)          176.59%
Year Ended October 31, 2002        (0.15%)     $       75     1.27%        2.77%             1.33%           2.71%            46.89%
Year Ended October 31, 2003         6.05%      $    1,622     1.29%        1.96%                  (i)              (i)        32.93%
Year Ended October 31, 2004         4.12%      $    3,437     1.23%        1.70%                  (i)              (i)        11.67%
Year Ended October 31, 2005         3.02%      $    4,010     1.22%        2.10%             1.22%           2.10%            13.42%
------------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)  (1.81%)(g)           -     1.31%(h)    (0.90%)(h)       121.18%(h)     (120.77%)(h)       176.59%
Year Ended October 31, 2002        (0.21%)     $      400     1.27%        2.75%             1.29%           2.73%            46.89%
Year Ended October 31, 2003         6.03%      $    3,592     1.29%        1.95%                  (i)              (i)        32.93%
Year Ended October 31, 2004         4.10%      $   13,683     1.24%        1.69%                  (i)              (i)        11.67%
Year Ended October 31, 2005         2.95%      $   19,106     1.23%        2.10%             1.23%           2.10%            13.42%
------------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (e)   0.41% (g)  $        1     0.84%(h)     2.03% (h)         0.94%(h)        1.93  (h)        32.93%
Year Ended October 31, 2004         4.73%      $        1     0.62%        2.30%                  (i)              (i)        11.67%
Year Ended October 31, 2005         3.65%      $        3     0.65%        2.67%             0.65%           2.67%            13.42%
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2005 (f)   2.44% (g)  $        1     0.28%(h)     3.74% (h)         0.28%           3.74%            13.42%
------------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001         1.75%      $   11,459     0.61%        4.17%             2.58%           2.20%           176.59%
Year Ended October 31, 2002         0.48%      $   28,253     0.61%        3.49%             0.72%           3.38%            46.89%
Year Ended October 31, 2003         6.76%      $   59,472     0.61%        2.73%             0.67%           2.68%            32.93%
Year Ended October 31, 2004         4.69%      $  101,261     0.61%        2.31%             0.63%           2.29%            11.67%
Year Ended October 31, 2005         3.62%      $  137,589     0.62%        2.70%             0.63%           2.70%            13.42%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.


(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(g)   Not annualized.

(h)   Annualized.

(i)   There were no fee reductions in this period.


32 | GARTMORE CORE ASSET ALLOCATION SERIES

APPENDIX DESCRIPTION OF UNDERLYING INVESTMENTS

Following are descriptions of the underlying investments selected for each asset class. Each Fund may invest in these underlying investments as provided in its target allocation mix. Prospectuses for the Underlying Funds and short-term investments include more information and can be requested using the addresses and telephone numbers on the back of this Prospectus.

U.S. STOCKS - LARGE CAP


GARTMORE S&P 500 INDEX FUND seeks to approximately match the performance and yield of the S&P 500 Index, a market-weighted index of approximately 500 common stocks of large capitalization companies. The Fund does not necessarily invest in all of the common stocks in the S&P 500, or in the same weightings; however, under normal conditions, the Fund invests at least 80% of its assets in companies included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund's portfolio consists of a statistically selected sample of stocks in the S&P 500 and in derivative instruments linked to the S&P 500, primarily exchange traded futures contracts. As a result, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER LARGE-CAP INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE S&P 500 INDEX.


U.S. STOCKS - MID CAP


GARTMORE MID CAP MARKET INDEX FUND seeks to match the performance of the S&P Mid Cap 400 Index as closely as possible before the deduction of Fund expenses. The S&P Mid Cap 400 is a market-weighted index that includes approximately 400 common stocks issued by mid-size U.S. companies in a wide range of businesses. The Fund invests in the common stocks in the S&P Mid Cap 400 in roughly the same proportions as their weightings in the Index and also invests in derivative instruments linked to the S&P 400, primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the S&P 400, or in the same weightings as in the S&P 400; however, the Fund's average market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the S&P Mid Cap 400 as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER MID-CAP INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE S&P MID CAP 400 INDEX.


U.S. STOCKS - SMALL CAP


GARTMORE SMALL CAP INDEX FUND seeks to match the performance of the Russell 2000 Index as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index that includes approximately 2,000 common stocks issued by smaller U.S. companies in a wide range of businesses. The Fund invests in a statistically selected sample of stocks included in the Russell 2000 and in derivative instruments linked to the Russell 2000, primarily exchange traded futures contracts. The Fund does not necessarily invest in all of the common stocks in the Russell 2000, or in the same weightings. However, the Fund's average market capitalization, industry weightings and other fundamental characteristics are similar to the Russell 2000 Index as a whole. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER SMALL-CAP INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE RUSSELL 2000 INDEX.


INTERNATIONAL STOCKS


GARTMORE INTERNATIONAL INDEX FUND seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) as closely as possible before the deduction of Fund expenses. The MSCI EAFE Index includes equity securities of large capitalization companies from various industrial sectors whose primary trading markets are located outside the U.S. The Fund invests in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the index, primarily exchange traded futures contracts. The Fund may also use forward foreign exchange contracts. The Fund does not necessarily invest in all of the countries or all of the companies in the MSCI EAFE Index or in the same weightings; however, the Fund's market capitalization, industry weightings and other fundamental characteristics are expected to be similar to the MSCI EAFE Index as a whole. The Fund may also engage in securities lending.


THE FUNDS MAY ALSO INVEST IN OTHER INTERNATIONAL INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE MSCI EAFE INDEX.

                                      GARTMORE CORE ASSET ALLOCATION SERIES | 33

BONDS


GARTMORE BOND INDEX FUND seeks to match the performance of the Lehman Brothers U.S. Aggregate Index as closely as possible before the deduction of Fund expenses. The Index primarily includes different types of dollar-denominated investment grade bonds such as those issued by U.S. and foreign governments and their agencies and by U.S. or foreign companies. The Fund invests in a statistically selected sample of bonds that are included in or correlated with the Index and in derivative instruments linked to the Index or securities within it. The Fund does not necessarily invest in all of the bonds in the Index or in the same weightings. The Fund may invest in bonds outside the Index if their characteristics such as maturity, duration or credit quality are similar to bonds within it. As a result, the Fund's exposure to interest rate, credit or prepayment risks may differ from that of the Index. The Fund may also engage in securities lending.

THE FUNDS MAY ALSO INVEST IN OTHER BOND INDEX FUNDS THAT SEEK TO MATCH THE PERFORMANCE OF THE LB U.S. AGGREGATE INDEX.


SHORT-TERM INVESTMENTS


GARTMORE ENHANCED INCOME FUND seeks to provide a high level of current income while preserving capital and minimizing the effect of market fluctuations on an investor's account value. Under normal market conditions, the Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The Fund's duration will not exceed two years. The Fund may also enter into futures or options contracts solely for the purpose of adjusting the Fund's duration or to minimize fluctuation of the Fund's market value.

GARTMORE MONEY MARKET FUND seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. The Fund may invest in floating- and variable-rate obligations and may enter into repurchase agreements. Typically, the Fund's dollar-weighted average maturity will be 90 days or less.

THE NATIONWIDE CONTRACT is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds a contract. The fixed interest rate must be at least 3.50% per year, but may be higher. Nationwide calculates the interest rate in the same way it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. The Funds' portfolio management team believes the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when stock and bond markets decline simultaneously. However, under certain market conditions a Fund's investment in the Nationwide contract could hamper its performance.


THE FUNDS MAY ALSO INVEST IN OTHER SHORT-TERM INVESTMENTS.

34 | GARTMORE CORE ASSET ALLOCATION SERIES

                      This page intentionally left blank.

                      This page intentionally left blank.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents--which may be obtained free of charge--contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205

614-428-3278 (fax)


BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request publicinfo@sec.gov,


o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.), or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                 (C) 2005 Gartmore Global Investments, Inc. All rights reserved.


                                                                     PR-CAA 2/06

CORE EQUITY Series

Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Mid Cap Growth Fund
Gartmore Nationwide Fund
Gartmore Small Cap Fund

                                                                 (GARTMORE LOGO)

FundPROSPECTUS


February 28, 2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           WWW.GARTMOREFUNDS.COM

CORE EQUITY Series


Broad market portfolios featuring growth, value and blend styles designed to form the foundation of an asset allocation program.

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Gartmore Growth Fund Class A                                              NMFAX
--------------------------------------------------------------------------------
Gartmore Growth Fund Class B                                              NMFBX
--------------------------------------------------------------------------------
Gartmore Growth Fund Class C                                              GCGRX
--------------------------------------------------------------------------------
Gartmore Growth Fund Class D                                              MUIGX
--------------------------------------------------------------------------------
Gartmore Growth Fund Class R                                              GGFRX
--------------------------------------------------------------------------------
Gartmore Growth Fund Institutional Class                                  GGFIX
--------------------------------------------------------------------------------
Gartmore Growth Fund Institutional Service Class                          GWISX
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund Class A                                     NPVAX
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund Class B                                     NLVBX
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund Class C                                     NLVAX
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund Class R                                     GLVRX
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund Institutional Service Class                 NLVIX
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund Class A                                      GMCAX
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund Class B                                      GCPBX
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund Class C                                      GCPCX
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund Class R                                      GMCRX
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund Institutional Class                          GMCGX
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund Institutional Service Class                   n/a
--------------------------------------------------------------------------------
Gartmore Nationwide Fund Class A                                          NWFAX
--------------------------------------------------------------------------------
Gartmore Nationwide Fund Class B                                          NWFBX
--------------------------------------------------------------------------------
Gartmore Nationwide Fund Class C                                          GTRCX
--------------------------------------------------------------------------------
Gartmore Nationwide Fund Class D                                          MUIFX
--------------------------------------------------------------------------------
Gartmore Nationwide Fund Class R                                          GNWRX
--------------------------------------------------------------------------------
Gartmore Nationwide Fund Institutional Class                              GNWIX
--------------------------------------------------------------------------------
Gartmore Nationwide Fund Institutional Service Class                       n/a
--------------------------------------------------------------------------------
Gartmore Small Cap Fund Class A                                           GSXAX
--------------------------------------------------------------------------------
Gartmore Small Cap Fund Class B                                           GSXBX
--------------------------------------------------------------------------------
Gartmore Small Cap Fund Class C                                           GSXCX
--------------------------------------------------------------------------------
Gartmore Small Cap Fund Class R                                           GNSRX
--------------------------------------------------------------------------------
Gartmore Small Cap Fund Institutional Class                               GSCIX
--------------------------------------------------------------------------------
Gartmore Small Cap Fund Institutional Service Class                       GSXIX
--------------------------------------------------------------------------------


TABLE OF CONTENTS


 4    SECTION 1: FUND SUMMARIES AND PERFORMANCE
      Gartmore Growth Fund
      Gartmore Large Cap Value Fund
      Gartmore Mid Cap Growth Fund
      Gartmore Nationwide Fund
      Gartmore Small Cap Fund

24    SECTION 2: FUND DETAILS
      Additional Information about Investments,
      Investment Techniques and Risks

26    SECTION 3: FUND MANAGEMENT
      Investment Adviser and Subadviser
      Portfolio Management

29    SECTION 4: INVESTING WITH GARTMORE
      Choosing a Share Class
      Sales Charges and Fees
      Contacting Gartmore Funds
      Buying Shares
      Fair Valuation
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

41    SECTION 5: DISTRIBUTIONS AND TAXES
      Distributions and Capital Gains
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans and Other Tax-Deferred Accounts Backup Withholding

42    SECTION 6: FINANCIAL HIGHLIGHTS


                                                 GARTMORE CORE EQUITY SERIES | 1

CORE EQUITY Series

INTRODUCTION TO THE CORE EQUITY SERIES


THIS PROSPECTUS PROVIDES INFORMATION ABOUT FIVE FUNDS (THE"FUNDS"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"):


Gartmore Growth Fund
Gartmore Large Cap Value Fund
Gartmore Mid Cap Growth Fund
Gartmore Nationwide Fund
Gartmore Small Cap Fund

THESE FUNDS ARE PRIMARILY INTENDED:

o to offer a selection of investment options using equity investments across a spectrum of market capitalizations.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

The Funds offer the following share classes:

o     Class A

o     Class B

o     Class C

o     Class R


o     Institutional Service Class
        (except Gartmore Mid Cap Growth Fund or Gartmore Nationwide Fund)


o     Institutional Class*

* The Gartmore Large Cap Value Fund currently does not offer Institutional Class shares.

The Gartmore Nationwide Fund and the Gartmore Growth Fund also offer Class D shares.


An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


2 | GARTMORE CORE EQUITY SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

CONVERTIBLE SECURITIES - debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.


EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.


GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


LARGE-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Russell 1000(R) Index, ranging from $563 million to $371.7 billion as of December 31, 2005.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MID-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Russell Midcap(R) Index, ranging from $565 million to $18.4 billion as of December 31, 2005.

SMALL-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Russell 2000(R) Index, ranging from $26 million to $4.4 billion as of December 31, 2005..

TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (I.E., interest or dividends).

VALUE STYLE - a style of investing in equity securities that the Fund's management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.


                                                 GARTMORE CORE EQUITY SERIES | 3

SECTION 1 GARTMORE GROWTH FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

PRINCIPAL STRATEGIES


The Fund invests primarily in COMMON STOCKS issued by LARGE-CAP COMPANIES, utilizing a GROWTH STYLE of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The portfolio managers use research to determine if particular industries and individual companies are well positioned for long-term growth in an effort to identify those that appear to have favorable long-term growth potential and the financial resources to capitalize on growth opportunities.


In selecting securities, the portfolio managers consider a range of factors relating to a particular company that include:

o     financial strength

o     competitive position in its industry

o     projected future earnings

o     dividends

o     cash flow


The portfolio managers typically sell a company's securities if:

o     earnings expectations or outlook for earnings deteriorate,

o their prices fail to increase as anticipated or become unusually volatile, or

o     more favorable opportunities are identified.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 1000(R) Growth Index, or other funds with similar investment objectives and strategies.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility, and


o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.

4 | GARTMORE CORE EQUITY SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1996    1997    1998    1999     2000     2001     2002    2003   2004   2005
------  ------  ------  ------  -------  -------  -------  ------  -----  -----
16.70%  26.20%  23.80%  16.60%  -30.30%  -27.70%  -28.70%  32.40%  8.11%  6.55%

BEST QUARTER: 18.27% - 2ND QTR. OF 1997
WORST QUARTER: -28.00% - 1ST QTR. OF 2001

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                      1 YEAR  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                       0.05%   -6.05%     0.77%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)                       0.41%   -6.31%     0.59%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2), (3)                  4.41%   -5.72%     1.00%
--------------------------------------------------------------------------------
Class D shares - Before Taxes                          1.70%   -5.51%     1.11%
--------------------------------------------------------------------------------
Class D shares - After Taxes on Distributions          1.68%   -5.52%    -0.31%
--------------------------------------------------------------------------------
Class D shares - After Taxes on Distributions and
  Sales of Shares                                      1.12%   -4.60%     0.80%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                       6.05%   -4.80%     1.49%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes(2)   6.39%   -4.60%     1.60%
--------------------------------------------------------------------------------
Institutional Class shares -Before Taxes(2)            6.41%   -4.65%     1.57%
--------------------------------------------------------------------------------
Russell 1000 Growth Index(4)                           5.26%   -3.58%     6.73%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor fund. These returns were achieved prior to the creation of the Class A shares and Class B shares (May 11, 1998). Returns between May 11, 1998 and the first offering of Class C shares (March 1, 2001), Class R shares (October 1, 2003), Institutional Service Class shares (January 2,
      2002), and Institutional Class shares (June 29, 2004) are based on previous Class D performance. Excluding the effect of certain fee waivers or reimbursements, the prior performance is similar to what these classes would have produced during those periods because they all invest in the same portfolio of securities. Performance for these classes has been restated to reflect differences in sales charges, but not differing fees. If these fees were reflected, performance for Class C and Class R shares would have been lower. Institutional Service Class and Institutional Class shares do not have any sales charges.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.

(4) The Russell 1000 Growth Index is an unmanaged index that measures the performance of the stocks of the companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

                                                 GARTMORE CORE EQUITY SERIES | 5

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                                       INSTITUTIONAL
(PAID DIRECTLY FROM                                                                                    SERVICE CLASS  INSTITUTIONAL
YOUR INVESTMENT)(1)    CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed
upon purchases (as a
percentage of
offering price)        5.75%(2)        None            None            4.50%(2)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
imposed upon
redemptions (as a
percentage of
offering or sale
price, whichever is
less)                  None(3)         5.00%(4)        1.00%(5)        None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage
of amount redeemed or
exchanged)(6)          2.00%           2.00%           2.00%           2.00%           2.00%           2.00%          2.00%


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES                                                                                     INSTITUTIONAL
THAT ARE DEDUCTED                                                                                      SERVICE CLASS  INSTITUTIONAL
FROM FUND ASSETS)      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees
(paid to have the
Fund's investments
professionally
managed)               0.60%           0.60%           0.60%           0.60%           0.60%           0.60%          0.60%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees
(paid from Fund
assets to cover the
cost of sales,
promotions and other
distribution
activities, as well
as certain
shareholder
servicing costs)       0.25%           1.00%           1.00%           None            0.40%(7)        None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)      0.49%           0.38%           0.38%           0.39%           0.58%           0.38%          0.38%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES     1.34%           1.98%           1.98%           0.99%           1.58%           0.98%          0.98%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A and Class D shares is reduced or eliminated for purchases of $50,000 or more. For more information, see
      Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class D, Class R and Institutional Service Class shares were 0.11%, 0.01%, 0.20% and 0.00%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


6 | GARTMORE CORE EQUITY SERIES

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $704      $975    $1,267     $2,095
--------------------------------------------------------------------------------
Class B shares                              $701      $921    $1,268     $2,064
--------------------------------------------------------------------------------
Class C shares                              $301      $621    $1,068     $2,306
--------------------------------------------------------------------------------
Class D shares                              $546      $751    $  972     $1,608
--------------------------------------------------------------------------------
Class R shares                              $161      $499    $  860     $1,878
--------------------------------------------------------------------------------
Institutional Service Class shares          $100      $312    $  542     $1,201
--------------------------------------------------------------------------------
Institutional Class shares                  $100      $312    $  542     $1,201
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $201      $621    $1,068     $2,064
--------------------------------------------------------------------------------
Class C shares                              $201      $621    $1,068     $2,306
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                 GARTMORE CORE EQUITY SERIES | 7

SECTION 1 GARTMORE LARGE CAP VALUE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks to maximize total return, consisting of both capital appreciation and current income.

PRINCIPAL STRATEGIES


Under normal circumstances the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by LARGE-CAP COMPANIES, utilizing a VALUE STYLE of investing. In pursuing the Fund's objective, the portfolio managers compare securities of larger companies to others similarly situated, using some or all of the following factors, which the portfolio managers believe have predictive performance characteristics:

o     earnings momentum,

o     price momentum, and

o     price-to-economic value.


The portfolio managers further seek to minimize risk by investing in companies that possess characteristics similar to the companies in the Fund's benchmark, the Russell 1000(R) Value Index, which measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

The Fund's management considers selling securities if:


o     there are other more attractive securities available.


o     if the business environment is changing, or

o     to control the overall risk of the Fund's portfolio,


Gartmore Mutual Fund Capital Trust, the Fund's investment adviser, has chosen NorthPointe Capital, LLC ("NorthPointe") as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 1000(R) Value Index, or other funds with similar investment objectives and strategies.


VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund's performance and may:


o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

8 | GARTMORE CORE EQUITY SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

          1999     2000     2001      2002     2003     2004     2005
         ------   ------   ------   -------   ------   ------    -----
         -4.70%   15.40%   -4.78%   -13.79%   28.03%   15.88%    7.67%

BEST QUARTER: 16.30% - 2ND QTR. OF 2003
WORST QUARTER: -18.05% - 3RD QTR. OF 2002


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                                SINCE INCEPTION
                                             1 YEAR   5 YEARS    (NOV. 2, 1998)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                 1.47%     4.33%             5.21%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions                                 0.66%     3.79%             4.67%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares             2.03%     3.54%             4.28%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                 1.98%     4.55%             5.30%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2), (3)         6.07%     4.93%             5.33%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)              7.68%     5.15%             5.48%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(4)                               7.67%     5.57%             6.08%
--------------------------------------------------------------------------------
Russell 1000 Value Index(5)                   7.05%     5.28%             6.85%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns before the first offering of Class C shares (March 1, 2001), and Class R shares (October 1, 2003), are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares and Class R shares would have produced because these three classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.


(4) These returns include the performance of the Fund's Institutional Service Class shares through March 5, 2002 (when all the prior shares were liquidated) and the Fund's Class A shares from March 6, 2002 through December 31, 2005. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because these two classes invest in the same portfolio of securities. Returns for the Institutional Service Class have been adjusted for the fact that sales charges do not apply to that class, but have not been adjusted to reflect its lower expenses.


(5) The Russell 1000 Value Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

                                                 GARTMORE CORE EQUITY SERIES | 9

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                               INSTITUTIONAL SERVICE
FROM YOUR INVESTMENT)(1)                      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon
purchases (as a percentage of offering
price)                                        5.75%(2)        None            None            None            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a percentage
of offering or sale price, whichever is
less)                                         None(3)         5.00%(4)        1.00%(5)        None            None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage
of amount redeemed or exchanged)(6)           2.00%           2.00%           2.00%           2.00%           2.00%


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES                                                                      INSTITUTIONAL SERVICE
THAT ARE DEDUCTED FROM FUND ASSETS)           CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)           0.75%           0.75%           0.75%           0.75%           0.75%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover the
cost of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)          0.25%           1.00%           1.00%           0.40%(7)        None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                             0.46%           0.33%           0.33%           0.53%           0.33%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(9)       1.46%           2.08%           2.08%           1.68%           1.08%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.


(3) A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.


(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.


(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class-Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.13%, 0.20% and 0.00%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written agreement limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees, and may exclude other expenses as well) from exceeding 1.15% for each Class at least through February 28, 2007.

      If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 1.65% for Class A, 1.90% for Class R and 1.40% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses.


10 | GARTMORE CORE EQUITY SERIES

EXAMPLES

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $715    $1,010    $1,327     $2,221
--------------------------------------------------------------------------------
Class B shares                              $711    $  952    $1,319     $2,178
--------------------------------------------------------------------------------
Class C shares                              $311    $  652    $1,119     $2,410
--------------------------------------------------------------------------------
Class R shares                              $171    $  530    $  913     $1,987
--------------------------------------------------------------------------------
Institutional Service Class shares          $110    $  343    $  595     $1,317
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $211      $652    $1,119     $2,178
--------------------------------------------------------------------------------
Class C shares                              $211      $652    $1,119     $2,410
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Service Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                GARTMORE CORE EQUITY SERIES | 11

SECTION 1 GARTMORE MID CAP GROWTH FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by MID-CAP COMPANIES, utilizing a GROWTH STYLE of investing. In pursuing the Fund's objective, the management seeks "growth" companies that appear to be reasonably priced, using several of the following characteristics:


o consistent above-average earnings growth and superior forecasted growth versus the market

o     financial stability and strength

o     a healthy balance sheet

o     strong competitive advantage within a company's industry

o     positive investor sentiment

o     relative market value

o     strong management team


The Fund may sell securities based on the following criteria:

o     change in company fundamentals,

o     cheaper attractive stocks become available or

o     financial stability and strength weaken.


While the Fund may also sell a security if its market capitalization exceeds the definition of mid cap companies, it is not required to sell solely because of that fact.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell Midcap(R) Growth Index, or other funds with similar investment objectives and strategies.


MID-CAP RISK - results from investing in stocks of mid-sized companies, which are the Fund's primary investments. Because mid-cap stocks may be less stable in price and less liquid than those of larger, more established companies, the Fund's investments in mid-cap stocks can involve greater risk.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

If the value of the Fund's investments goes down, you may lose money.

12 | GARTMORE CORE EQUITY SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - INSTITUTIONAL CLASS SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                         2003           2004           2005
                        ------         ------          -----
                        37.39%         14.73%          9.38%

BEST QUARTER: 20.91% - 2ND QTR. OF 2003
WORST QUARTER: -4.67% - 3RD QTR. OF 2004


After-tax returns are shown in the table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                                SINCE INCEPTION
                                                   1 YEAR        (OCT. 1, 2002)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                    2.79%                16.80%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)                    3.30%                17.76%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2),(3)                7.37%                18.40%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                    9.05%                18.86%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(2)                                     9.38%                19.23%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes           9.38%                19.23%
--------------------------------------------------------------------------------
Institutional Class shares - After Taxes
on Distributions                                    8.55%                18.42%
--------------------------------------------------------------------------------
Institutional Class shares - After Taxes
on Distributions and Sales of Shares                7.22%                16.59%
--------------------------------------------------------------------------------
Russell Midcap Growth Index(4)                     12.10%                24.09%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns prior to the creation of Class A shares (March 5, 2003), Class B and Class C shares (August 21, 2003) and Class R shares (October 1, 2003) are based on the previous performance of Institutional Class shares. Returns for the Institutional Service Class shares through December 31, 2005, include performance of the Fund's Institutional Class because the Institutional Service Class had not yet commenced operations. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class B, Class C, Class R and Institutional Service Class shares would have produced because all classes invest in the same portfolio of securities. Returns for these classes have been restated to reflect differing sales charges (where applicable), but have not been adjusted to reflect differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees). If these fees were reflected, the performance for Class A, Class B, Class C, Class R and Institutional Service Class shares would have been lower.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.


(4) The Russell Midcap Growth Index is an unmanaged index of mid-capitalization growth stocks of U.S. companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


                                                GARTMORE CORE EQUITY SERIES | 13

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)        CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases
(as a percentage of
offering price)                 5.75%(2)        None            None            None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)              None(3)         5.00%(4)        1.00%(5)        None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)(6)                2.00%           2.00%           2.00%           2.00%           2.00%                  2.00%

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED                                                                     INSTITUTIONAL SERVICE  INSTITUTIONAL
FROM FUND ASSETS)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)      0.75%           0.75%           0.75%           0.75%           0.75%                  0.75%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                0.25%           1.00%           1.00%           0.40%(8)        None                   None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(9)               1.41%           1.39%           1.39%           1.59%           1.39%                  1.39%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                        2.41%           3.14%           3.14%           2.74%           2.14%                  2.14%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(10)       0.99%           0.99%           0.99%           0.99%           0.99%                  0.99%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS/
REIMBURSEMENTS)                 1.42%           2.15%           2.15%           1.75%           1.15%                  1.15%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A Contingent Deferred Sales Charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) The management fee represents the maximum fee that could be paid to Gartmore Mutual Fund Capital Trust (the "Adviser") under its advisory agreement for the Fund. See Section 3, Fund Management for management fee breakpoints for the Fund.

(8) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(9) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.02%, 0.20% and 0% respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(10) Gartmore Mutual Funds (the "Trust") and the Adviser have entered into a written agreement limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.15% for each Class at least through February 28, 2007. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or the cost of "Other Expenses" paid by the Adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Adviser may request and receive reimbursement of fees waived or limited and other reimbursements made by the Adviser. Any reimbursement to the Adviser must not continue to accrue more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

      If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.65% for Class A, 1.90% for Class R and 1.40% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses.


14 | GARTMORE CORE EQUITY SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A shares*                         $711     $1,194      $1,702      $3,092
--------------------------------------------------------------------------------
Class B shares                          $718     $1,176      $1,759      $3,130
--------------------------------------------------------------------------------
Class C shares                          $318     $  876      $1,559      $3,380
--------------------------------------------------------------------------------
Class R shares                          $178     $  757      $1,362      $2,998
--------------------------------------------------------------------------------
Institutional Service Class shares      $117     $  574      $1,058      $2,394
--------------------------------------------------------------------------------
Institutional Class shares              $117     $  574      $1,058      $2,394
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                      1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class B shares                          $218       $876      $1,559      $3,130
--------------------------------------------------------------------------------
Class C shares                          $218       $876      $1,559      $3,380
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                GARTMORE CORE EQUITY SERIES | 15

SECTION 1 GARTMORE NATIONWIDE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks total return through a flexible combination of capital appreciation and current income.

PRINCIPAL STRATEGIES


The Fund invests primarily in COMMON STOCKS and EQUITY SECURITIES using a multi-disciplined approach which blends fundamental and quantitative investment techniques. The Fund is comprised of value, growth and quantitative sleeves. The bottom-up fundamental components allow for stock selection in both the value and growth styles, while the quantitative sleeve seeks to control risk while adding return by opportunistically tilting towards value, growth, quality or momentum factors. The portfolio managers seek to invest in companies with one or more of the following characteristics:

o     above-average revenue growth

o     above-average earnings growth

o     consistent earnings growth

o     attractive valuation.

In seeking total return, the portfolio managers seek returns from both capital gains (i.e., an increase in the value of the stocks the Fund holds) as well as income generated by dividends paid by stock issuers. Over time, stock markets in general may produce proportionately higher capital gains relative to dividends, or vice versa, at different periods. While many of the stocks the Fund invests in pay dividends, the portfolio managers anticipate that capital gains may constitute a somewhat higher proportion of returns than dividends under current market conditions. However, stock markets could change, either suddenly or gradually, so that over time a higher proportion of the Fund's returns would be derived from dividends.

The portfolio managers generally sell a company's securities if:

o     the share price increases significantly,

o     the earnings outlook becomes less attractive, or

o     more favorable opportunities are identified.

PRINCIPAL RISKS


The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Standard & Poor's (S&P) 500(R) Index, or other funds with similar investment objectives and strategies.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund's performance and may:

o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

16 | GARTMORE CORE EQUITY SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

 1996     1997    1998    1999    2000     2001    2002    2003     2004   2005
------   ------  ------  ------  ------  -------  -------  ------  -----  -----
23.90%   39.60%  29.60%  -0.20%  -2.30%  -11.90%  -17.10%  26.71%  9.77%  7.36%

BEST QUARTER: 18.50% - 2ND QTR. OF 1997
WORST QUARTER: -18.79% - 3RD QTR. OF 2002


After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                     1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                      0.91%     0.36%     8.35%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)                      1.72%     0.46%     8.35%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2), (3)                 5.47%     0.87%     8.66%
--------------------------------------------------------------------------------
Class D shares - Before Taxes                         2.55%     0.87%     8.66%
--------------------------------------------------------------------------------
Class D shares - After Taxes
on Distributions                                     -1.02%    -0.03%     6.75%
--------------------------------------------------------------------------------
Class D shares - After Taxes on
Distributions and Sales of Shares                     3.02%     0.37%     6.85%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                      7.19%     1.65%     9.09%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(2)                                       7.36%     1.80%     5.87%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(2)                                       7.42%     1.81%     9.17%
--------------------------------------------------------------------------------
S&P 500 Index(4)                                      4.91%     0.54%     9.08%
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. These returns were achieved prior to the creation of the Class A shares and Class B shares (May 11, 1998). Returns between May 11, 1998 and the first offering of Class C shares (March 1, 2001), Class R shares (October 1, 2003), Institutional Service Class shares (January 2,
      2002), and Institutional Class shares (June 29, 2004) are based on previous Class D performance. The Institutional Service Class closed on February 10, 2005. From February 10, 2005 to the present, the Institutional Service Class performance includes the returns for Class C. Excluding the effect of certain fee waivers or reimbursements, the prior performance is similar to what these classes would have produced during those periods because all five classes invest in the same portfolio of securities. Performance for these classes has been restated to reflect differences in sales charges, but not differing fees. If these fees were reflected, performance for Class A, Class B, Class C and Class R shares would have been lower. Institutional Service Class and Institutional Class shares do not have any sales charges.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.

(4) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


                                                GARTMORE CORE EQUITY SERIES | 17

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                                                       INSTITUTIONAL
(PAID DIRECTLY FROM                                                                                    SERVICE CLASS  INSTITUTIONAL
YOUR INVESTMENT)(1)    CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales
Charge (Load)
imposed upon
purchases (as a
percentage of
offering price)        5.75%(2)        None            None            4.50%(2)        None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(Load) imposed upon
redemptions
(as a percentage of
offering or sale
price, whichever
is less)               None(3)         5.00%(4)        1.00%(5)        None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange
Fee (as a percentage
of amount redeemed or
exchanged)(6)          2.00%           2.00%           2.00%           2.00%           2.00%           2.00%          2.00%


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES                                                                                     INSTITUTIONAL
THAT ARE DEDUCTED                                                                                      SERVICE CLASS  INSTITUTIONAL
FROM FUND ASSETS)      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES  CLASS R SHARES  SHARES         CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees
(paid to have the
Fund's investments
professionally
managed)               0.57%           0.57%           0.57%           0.57%           0.57%           0.57%          0.57%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1)
Fees (paid from Fund
assets to cover
the cost of sales,
promotions and other
distribution
activities, as well
as certain
shareholder
servicing costs)       0.25%           1.00%           1.00%           None            0.40%(7)        None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)      0.32%           0.22%           0.22%           0.28%           0.42%           0.22%          0.22%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating
Expenses               1.14%           1.79%           1.79%           0.85%           1.39%           0.79%          0.79%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A and Class D shares is reduced or eliminated for purchases of $ 50,000 or more. For more information, see
      Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class D, Class R and Institutional Service Class shares were 0.10%, 0.06%, 0.20% and 0%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


18 | GARTMORE CORE EQUITY SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $ 10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                           $  685    $  916   $ 1,167    $ 1,881
--------------------------------------------------------------------------------
Class B shares                            $  682    $  863   $ 1,170    $ 1,854
--------------------------------------------------------------------------------
Class C shares                            $  282    $  563   $   970    $ 2,105
--------------------------------------------------------------------------------
Class D shares                            $  533    $  709   $   900    $ 1,452
--------------------------------------------------------------------------------
Class R shares                            $  142    $  440   $   761    $ 1,669
--------------------------------------------------------------------------------
Institutional Service Class shares        $   81    $  252   $   439    $   978
--------------------------------------------------------------------------------
Institutional Class shares                $   81    $  252   $   439    $   978
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


--------------------------------------------------------------------------------
                                         1 YEARS   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                            $  182    $  563   $   970    $ 1,854
--------------------------------------------------------------------------------
Class C shares                            $  182    $  563   $   970    $ 2,105
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $ 1,000,000 or more), Class D, Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                GARTMORE CORE EQUITY SERIES | 19

SECTION 1 GARTMORE SMALL CAP FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by small-cap companies. The Fund also may invest in foreign securities and securities of larger companies. The Fund's management considers many factors in selecting securities for investment, including measures of earnings momentum, relative value, management action and price trend. The portfolio managers focus on securities that exhibit some or all of the following characteristics:


o attractive valuation and near-term strength of business (e.g., based on estimate revisions and earnings surprises)

o     long-term growth prospects of the company and its industry

o     level of duress a company is experiencing

o price-to-earnings ratio and price-to-free cash flow ratio that, in the team's opinion, reflect the best standards of value

o     quality of earnings

The Fund's management considers selling a security when:

o a company's market capitalization exceeds the benchmark capitalization range

o     long-term growth prospects deteriorate

o     more compelling investment values are identified

o near-term reported or pre-announced earnings are disappointing and recurring

o the stock attains full valuation relative to stocks of similar companies or reaches the team's price target

The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000 Index, or other funds with similar investment objectives and strategies.


SMALL-CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

FOREIGN RISK - is the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

20 | GARTMORE CORE EQUITY SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

              1999    2000   2001    2002     2003    2004    2005
              -----   ----   -----   ------   -----   -----   -----
              18.62%  4.52%  -1.89%  -18.55%  48.01%  25.77%  22.51%

BEST QUARTER: 23.36% - 2ND QTR. OF 2003
WORST QUARTER: -21.93% - 3RD QTR. OF 2002


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                                SINCE INCEPTION
                                       1 YEAR        5 YEARS      (NOV. 2,1998)
--------------------------------------------------------------------------------
Class A shares - Before Taxes          15.44%         11.43%             12.45%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                       11.18%         10.20%             11.00%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares      10.23%          9.45%             10.21%
--------------------------------------------------------------------------------
Class B shares - Before Taxes          16.84%         11.76%             12.69%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2), (3)  20.80%         12.04%             12.71%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)       22.57%         12.25%             12.85%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                           23.03%         12.97%             13.60%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                        22.99%         13.00%             13.62%
--------------------------------------------------------------------------------
Russell 2000 Index(5)                   4.55%          8.22%              9.77%
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns before the first offering of Class C shares (3/1/01) and Class R shares (12/30/03) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C and Class R shares would have produced because all three classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to these classes, but have not been adjusted to reflect their lower expenses.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.


(4) Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The Russell 2000 Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.


                                                GARTMORE CORE EQUITY SERIES | 21

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)   5.75%(2)        None            None            None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)              None(3)         5.00%(4)        1.00%(5)        None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)       2.00%           2.00%           2.00%           2.00%           2.00%                  2.00%


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)         0.95%           0.95%           0.95%           0.95%           0.95%                  0.95%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                0.25%           1.00%           1.00%           0.40%(7)        None                   None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses                  0.51%           0.37%           0.37%           0.57%           0.57%                  0.37%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(9)                     1.71%           2.32%           2.32%           1.92%           1.52%                  1.32%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.14%, 0.20%, and 0.20%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written agreement limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.35% for each Class at least through February 28, 2007. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 1.85% for Class A, 2.10% for Class R and 1.57% for Institutional Service Class Shares of the Fund before the Adviser would be required to further limit the Fund's expenses.


22 | GARTMORE CORE EQUITY SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class A shares*                     $  739     $ 1,083     $ 1,450     $  2,478
--------------------------------------------------------------------------------
Class B shares                      $  735     $ 1,024     $ 1,440     $  2,433
--------------------------------------------------------------------------------
Class C shares                      $  335     $   724     $ 1,240     $  2,656
--------------------------------------------------------------------------------
Class R shares                      $  195     $   603     $ 1,037     $  2,243
--------------------------------------------------------------------------------
Institutional Service Class shares  $  155     $   480     $   829     $  1,813
--------------------------------------------------------------------------------
Institutional Class shares          $  134     $   418     $   723     $  1,590
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Class B shares                      $  235     $   724     $ 1,240     $  2,433
--------------------------------------------------------------------------------
Class C shares                      $  235     $   724     $ 1,240     $  2,656
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                GARTMORE CORE EQUITY SERIES | 23

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings

o     production

o     management

o     sales, and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability

o     the impact of currency exchange rate fluctuations

o     reduced information about issuers

o     higher transaction costs

o     less stringent regulatory and accounting standards

o     delayed settlement

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

SMALL-CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

DEPOSITARY RECEIPTS - Certain Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.


Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.


PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.


CONVERTIBLE SECURITIES - generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

WARRANTS - a security that gives its holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


24 | GARTMORE CORE EQUITY SERIES

SECURITIES LENDING - The Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances these events could trigger adverse tax consequences to a Fund.


PORTFOLIO TURNOVER - The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks

o     prime quality commercial paper


o repurchase agreements covering any of the securities in which the Fund may invest directly, and


o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


The Funds currently post the top 10 portfolio holdings for each Fund's calendar quarter on the Trust's internet site at www.gartmorefunds.com. The top 10 holdings are available no earlier than 10 business days after the end of a Fund's calendar quarter and will remain available until a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").


                                                GARTMORE CORE EQUITY SERIES | 25

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Gartmore Mutual Fund Capital Trust (the "Adviser" or "GMF"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the Funds' investment adviser. The adviser manages the investment of the Funds' assets and supervises the daily business affairs of the Funds. GMF was organized in 1999 as an investment adviser for mutual funds.

NorthPointe Capital, LLC ("NorthPointe"), 101 West Big Beaver, Suite 745, Troy, Michigan 48084, was organized in 1999 and subadvises the Gartmore Large Cap Value Fund, as well as manages several other mutual funds and institutional accounts. Subject to the supervision of GMF and the Trustees, NorthPointe will manage the Gartmore Large Cap Value Fund's assets in accordance with the Gartmore Large Cap Value Fund's investment objective and strategies. NorthPointe makes investment decisions for the Gartmore Large Cap Value Fund and, in connection with such investment decisions, places buy and sell orders for securities.

The Adviser evaluates and monitors the performance of subadvisers and may allocate the Gartmore Large Cap Value Fund's assets among one or more subadvisers. The Adviser is also authorized to make investments for the Gartmore Large Cap Value Fund, but does not plan to do so at this time.

The Adviser and NorthPointe are part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring 11 affiliated investment advisers.

Collectively, these affiliates (located in the United States, the United Kingdom and Japan) had approximately $84.7 billion in net assets under management as of December 31, 2005.

The Funds pay the Adviser a management fee based on each Fund's average daily net assets. From its management fee, the Adviser pays NorthPointe a subadvisory fee based on the Gartmore Large Cap Value Fund's average daily net assets. The total management fee and subadvisory fee paid by each Fund for the fiscal year ended October 31, 2005, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was as follows:

                                         ACTUAL MANAGEMENT   ACTUAL SUBADVISORY
FUND                                              FEE PAID             FEE PAID
--------------------------------------------------------------------------------
Gartmore Growth Fund                                 0.60%                 n/a
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                        0.72%                0.35%
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                         0.00%                 n/a
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                             0.57%                 n/a
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                              0.94%                 n/a

The total annual advisory fees that can be paid to each Fund's respective investment adviser and subadviser (as a percentage of average daily net assets) are as follows:

FUND/ASSETS                                 MANAGEMENT FEE      SUBADVISORY FEE
--------------------------------------------------------------------------------
GARTMORE GROWTH FUND AND GARTMORE NATIONWIDE FUND
--------------------------------------------------------------------------------
$0 up to $250 million                                0.60%                 n/a
--------------------------------------------------------------------------------
$250 million up to $1 billion                       0.575%                 n/a
--------------------------------------------------------------------------------
$1 billion up to $2 billion                          0.55%                 n/a
--------------------------------------------------------------------------------
$2 billion up to $5 billion                         0.525%                 n/a
--------------------------------------------------------------------------------
$5 billion or more                                   0.50%                 n/a
--------------------------------------------------------------------------------
GARTMORE LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
Up to $100 million                                   0.75%                0.35%
--------------------------------------------------------------------------------
$100 million or more                                 0.70%                0.30%
--------------------------------------------------------------------------------
GARTMORE MID CAP GROWTH FUND
--------------------------------------------------------------------------------
$0 up to $250 million                                0.75%                 n/a
--------------------------------------------------------------------------------
$250 million up to $1 billion                       0.725%                 n/a
--------------------------------------------------------------------------------
$1 billion up to $2 billion                          0.70%                 n/a
--------------------------------------------------------------------------------
$2 billion up to $5 billion                         0.675%                 n/a
--------------------------------------------------------------------------------
$5 billion or more                                   0.65%                 n/a
--------------------------------------------------------------------------------
GARTMORE SMALL CAP FUND
--------------------------------------------------------------------------------
Up to $100 million                                   0.95%                 n/a
--------------------------------------------------------------------------------
$100 million or more                                 0.80%                 n/a

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period beginning November 1, 2004 to April 30, 2005.

MULTI-MANAGER STRUCTURE FOR GARTMORE LARGE CAP VALUE FUND

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows GMF to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with a non-affiliate subadviser with the approval of the Trustees but without shareholder approval. Currently, the Gartmore Large Cap Value Fund is subadvised by NorthPointe, an affiliate of GMF. If a new non-affiliated subadviser is hired for the Funds, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility and enables them to operate efficiently.


26 | GARTMORE CORE EQUITY SERIES

The Adviser performs the following oversight and evaluation services to the Gartmore Large Cap Value Fund:

o     initial due diligence on prospective Fund subadvisers.

o monitoring subadviser performance, including ongoing analysis and periodic consultations.

o     communicating performance expectations and evaluations to the subadvisers.

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to recommend subadviser changes frequently, however the Adviser will periodically provide written reports regarding its evaluation and monitoring to the Board of Trustees. Although the Adviser will monitor the subadviser performance, there is no certainty that any subadviser or any of these Funds will obtain favorable results at any given time.


PORTFOLIO MANAGEMENT

GARTMORE GROWTH FUND

Senior Portfolio Manager Christopher Baggini and PortfolioManager Douglas Burtnick are responsible for the Fund's day-to-day management and investment selection.


Mr. Baggini joined the Adviser in March 2000. Prior to joining the Adviser, Mr. Baggini was a Portfolio Manager for Allied Investment Advisors from November 1996 to March 2000.

Mr. Burtnick joined the Adviser in May 2002 from Brown Brothers Harriman & Company where he served as a risk manager in the private client group and portfolio manager from 2000 to 2002. From 1998 to 2000, he worked at Barra, Inc., a risk management firm, where he led a group focused on portfolio construction and risk management issues for institutional investors and hedge funds.

GARTMORE LARGE CAP VALUE FUND


Peter J. Cahill is lead portfolio manager of Gartmore Large Cap Value Fund. Jeffrey C. Petherick and Mary C. Champagne assist Mr. Cahill in Management of the Fund. Mr. Cahill joined NorthPointe in January 2000. Previously, he was with Loomis, Sayles & Company L.P. from May 1997 to January 2000, as a director of quantitative research. Prior to May 1997, he was a quantitative researcher for Bank of America.

Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000, and currently co-manage several Gartmore Funds. Between June 1995 and January 2000, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.

GARTMORE NATIONWIDE FUND


Gary D. Haubold, who oversees the value portion of the Fund, and William H. Miller, who oversees the growth portion and the quantitative management of the Fund, are responsible for day-today management, including selection of the Fund's investments.

Mr. Haubold, CFA, has 20 years of investment experience and joined the Adviser in December 2003 from Edge Capital Management, an equity hedge fund he founded in 2000. He currently also manages the Gartmore Small Cap Leaders Fund, Gartmore GVIT Nationwide Leaders Fund and co-manages the Gartmore Nationwide Fund and the Gartmore GVIT Nationwide Fund. Between 1997 and 2000, he was the senior portfolio manager on several small-, mid- and large-cap value funds at Pilgrim Baxter and Associates. Prior to Pilgrim Baxter, Mr. Haubold was a senior portfolio manager at Miller Anderson & Sherrard, LLP, which is now part of Morgan Stanley Asset Management.

Mr. Miller began co-managing the Fund and Gartmore GVIT Nationwide Fund on September 1, 2000. Prior to joining the Adviser in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997)


GARTMORE MID CAP GROWTH FUND


Portfolio Manager Robert D. Glise, CFA, is responsible for the Fund's day-to-day management and investment selection. Mr. Glise joined the Adviser in April 2002. Previously, he was Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MidCap Select Fund as well as co-manager of the Munder Small Company Growth Fund. Prior to that, he was a portfolio manager for the Eaton Corporation from April 1993 to January 1998.


                                                GARTMORE CORE EQUITY SERIES | 27

GARTMORE SMALL CAP FUND


William Gerlach, CFA, senior portfolio manager, and Charles Purcell, CFA, senior portfolio manager, are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Mr. Gerlach also manages the Gartmore Global Natural Resources Fund. Mr. Gerlach joined the Adviser in December 2003. From 1991 until he joined GMF, he held numerous positions at Morgan Stanley Investment Management--Miller Anderson & Sherrard, LLP. He was team leader for Mid and Small Cap Equity, managing core and value investnment styles.

Mr. Purcell joined the Adviser in December 2003. From 1994 until 2003, he held numerous positions at Morgan Stanley Investment Management--Miller Anderson & Sherrard, LLP, including co-portfolio manager for both Mid Cap Core and Mid Cap Value portfolios.


Gary D. Haubold, CFA, senior portfolio manager, assists Mr. Gerlach and Mr. Purcell in management of the Fund. He currently also manages the Gartmore Small Cap Leaders Fund, Gartmore Nationwide Leaders Fund and Gartmore GVIT Nationwide Leaders Fund and co-manages the Gartmore Nationwide Fund and the Gartmore GVIT Nationwide Fund. Mr. Haubold joined GMF in December 2003 from Edge Capital Management, an equity hedge fund he founded in 2000. Between 1997 and 2000, he was senior portfolio manager on several small-, mid- and large-cap funds at Pilgrim Baxter & Associates. Prior to Pilgrim Baxter, Mr. Haubld was a senior portfolio manager at Miller Anderson & Sherrard, LLP, which is now part of Morgan Stanley Asset Management. Mr. Haubold has over 20 years investment management experience.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

28 | GARTMORE CORE EQUITY SERIES

SECTION 4 INVESTING WITH GARTMORE

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you,

o     how long you expect to own your shares,

o     how much you intend to invest,

o     total costs and expenses associated with a particular share class, and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Gartmore Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B and Class C shares, which are available to all investors.


Class D, Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class D, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.
--------------------------------------------------------------------------------

COMPARING CLASS A, CLASS D, CLASS B AND CLASS C SHARES


CLASSES AND CHARGES      POINTS TO CONSIDER

CLASS A AND
CLASS D SHARES

Front-end sales charge   A front-end sales charge means that a
up to 5.75% for Class A     portion of your initial investment goes
shares and 4.50% for        toward the sales charge and is not
Class D shares.             invested.

Contingent deferred      Reduction and waivers of sales charges
sales charge (CDSC)(1)      may be available.

Annual service and/or    Total annual operating expenses are lower
12b-1 fee up to 0.25%       than Class B and Class C charges which
(Class A shares only)       means higher dividends and/or NAV
Administrative services     per share.
fee up to 0.25%
                         No conversion feature.

                         No maximum investment amount.
--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%         No front-end sales charge means your
                            full investment immediately goes
                            toward buying shares.

                         No reduction of CDSC, but waivers may be available.

                         The CDSC declines 1% in most years to zero after six
                            years.

Annual service and/or    Total annual operating expenses are higher
12b-1 fee up to 1.00%       than Class A charges which means lower
No administrative           dividends and/or NAV per share.
services fee

                         Automatic conversion to Class A shares
                            after seven years, which means lower
                            annual expenses in the future.

                         Maximum investment amount of $100,000.
                            Larger investments may be rejected.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%            No front-end sales charge means your
                            full investment immediately goes
                            toward buying shares.

                         No reduction of CDSC, but waivers may be available.

                         The CDSC declines to zero after one year.

Annual service and/or    Total annual operating expenses are higher
12b-1 fee up to 1.00%       than Class A charges which means lower
No administrative           dividends and/or NAV per share.
services fee
                         No conversion feature.

                         Maximum investment amount of
                            $1,000,000(2). Larger investments may be rejected.
--------------------------------------------------------------------------------

1 Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.50% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.


2     This limit was calculated based on a one-year holding period.

                                                GARTMORE CORE EQUITY SERIES | 29

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


                            SALES CHARGE AS A PERCENTAGE OF
                            -------------------------------              DEALER
                                                NET AMOUNT        COMMISSION AS
AMOUNT OF                   OFFERING              INVESTED        PERCENTAGE OF
PURCHASE                       PRICE       (APPROXIMATELY)       OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000              5.75%                 6.10%                5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999             4.75                  4.99                 4.00
--------------------------------------------------------------------------------
$100,000 to $249,999           3.50                  3.63                 3.00
--------------------------------------------------------------------------------
$250,000 to $499,999           2.50                  2.56                 2.00
--------------------------------------------------------------------------------
$500,000 to $999,999           2.00                  2.04                 1.75
--------------------------------------------------------------------------------
$1 million or more             None                  None                 None*


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

CLASS D SHARES

Class D shares are available to the following:

o investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Gartmore Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account in the same capacity.

o persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

FRONT-END SALES CHARGES FOR CLASS D SHARES


                            SALES CHARGE AS A PERCENTAGE OF
                            -------------------------------              DEALER
                                                 NET AMOUNT       COMMISSION AS
AMOUNT OF                    OFFERING              INVESTED       PERCENTAGE OF
PURCHASE                        PRICE       (APPROXIMATELY)      OFFERING PRICE
--------------------------------------------------------------------------------
Less than $ 50,000              4.50%                 4.71%               4.00%
--------------------------------------------------------------------------------
$50,000 to $ 99,999             4.00                  4.17                3.50
--------------------------------------------------------------------------------
$100,000 to $ 249,999           3.00                  3.09                2.50
--------------------------------------------------------------------------------
$250,000 to $ 499,999           2.50                  2.56                1.75
--------------------------------------------------------------------------------
$500,000 to $ 999,999           2.00                  2.04                1.25
--------------------------------------------------------------------------------
$1 million to $ 24,999,999      0.50                  0.50                0.50
--------------------------------------------------------------------------------
$25 million or more             None                  None                None


REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES


If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (E.G., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A and Class D Sales Charges" and "Waiver of Class A and Class D Sales Charges" below and "Reduction of Class A and Class D Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.gartmorefunds.com/invest/salesinformation.


REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.


o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.


o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you sell Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of selling shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your sale and then

30 | GARTMORE CORE EQUITY SERIES
      reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A shares with your purchase of Class D, Class B or Class C shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


--------------------------------------------------------------------------------

WAIVER OF CLASS A AND CLASS D SALES CHARGES

--------------------------------------------------------------------------------
Front-end sales charges on Class A and Class D shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges. (Class A shares only)


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor. (Class A shares only)


o any investor who pays for shares with proceeds from sales of Gartmore Fund Class D shares if the new Fund does not offer Class D shares and Class A shares are purchased instead.

o     retirement plans (Class A shares only)

o investment advisory clients of Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust and their affiliates

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.


--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by Gartmore Mutual Funds (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) of up to 0.50% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or


o to shares acquired through reinvestment of dividends or capital gain distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES

AMOUNT OF                                              1 MILLION    $25 MILLION
PURCHASE                                          TO $24,999,999        OR MORE
--------------------------------------------------------------------------------
If sold within                                         18 months      18 months
--------------------------------------------------------------------------------
Amount of CDSC                                             0.50%          0.25%

Any CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the sale of Class A, Class B or Class C shares purchased through reinvested dividends or distributions. However, a CDSC is charged if you sell your Class B or Class C shares and then reinvest the proceeds in Class B or Class C shares within 30 days. The CDSC is re-deposited into your new account.


o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program.


o Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or disability.

o mandatory withdrawals from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts.

o sales of Class C shares from retirement plans offered by the Nationwide Trust Company


For more complete information, see the SAI.

--------------------------------------------------------------------------------

                                                GARTMORE CORE EQUITY SERIES | 31

CLASS B SHARES


Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $10,000 and anticipate holding your shares for longer than six years.


If you sell Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

                                                                        7 YEARS
SALE WITHIN     1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS  6 YEAR  OR MORE
--------------------------------------------------------------------------------
Sales charge        5%        4%        3%        3%        2%      1%       0%

CONVERSION OF CLASS B SHARES


After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.


CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you sell your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.


--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Fund(s) offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,


o     the total expenses of the share class and


o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R Shares ARE AVAILABLE to retirement plans including:

o     401(k) plans,

o     457 plans,

o     403(b) plans,

o     profit sharing and money purchase pension plans,

o     defined benefit plans,

o     non-qualified deferred compensation plans, and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares


The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.


Class R shares ARE NOT AVAILABLE to:

o     retail retirement accounts,

o     institutional non-retirement accounts,

o     traditional and Roth IRAs,

o     Coverdell Education Savings Accounts,

o     SEPs and SAR-SEPs,

o     SIMPLE IRAs,

o     one-person Keogh plans,

o     individual 403(b) plans, or

o     529 Plan accounts.

32 | GARTMORE CORE EQUITY SERIES

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund(s) for these services;


o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;


o registered investment advisers investing on behalf of institutions and high net-worth individuals whose adviser is compensated by the Fund(s) for providing services; or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Fund(s);


o institutional advisory accounts of Gartmore Mutual Fund Capital Trust or its affiliates, those accounts which have client relationships with an affiliate of Gartmore Mutual Fund Capital Trust, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

o rollover individual retirement accounts from such institutional advisory accounts;


o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals whose advisers derive compensation for advisory services exclusively from clients; or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"). These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

The Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund(s) to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D, Institutional Class and Institutional Service Class shares pay no 12b-1 fees.


These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:


CLASS                                       AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                              0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                              1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                              1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                              0.50% (0.25% of which may be either
                                            a distribution or service fee)

ADMINISTRATIVE SERVICES FEES

Class A, Class D, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to 12b-1 fees for applicable classes as described above.) These fees are paid by these Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class D, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class D, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


                                                GARTMORE CORE EQUITY SERIES | 33

REVENUE SHARING


The investment adviser and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o     the Fund's Distributor and other affiliates of the investment adviser,

o     broker-dealers,

o     financial institutions, and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.


CONTACTING GARTMORE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions

o     hear fund price information

o     obtain mailing and wiring instructions

INTERNET Go to WWW.GARTMOREFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses

o     obtain information on the Gartmore Funds

o     access your account information

o     request transactions, including purchases, redemptions and exchanges

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205,
Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road,
Columbus Ohio 43219.

BY FAX 614-428-3278

34 | GARTMORE CORE EQUITY SERIES

FUND TRANSACTIONS--CLASS A, CLASS D, CLASS B, AND CLASS C SHARES


All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

HOW TO BUY SHARES                                                  HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE EACH   UNCASHED OR UNDELIVERABLE CHECKS MAY BE REDEPOSITED AFTER SIX
FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE SALE   MONTHS IN THE FUNDS
OF SHARES AT ANY TIME.
                                                                     *EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
                                                                      60-DAY WRITTEN NOTICE TO SHAREHOLDERS

                                                                    **A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                      "MEDALLION SIGNATURE GUARANTEE"

THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has     THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has
relationships with certain brokers and other financial             relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange     intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is           and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or     processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.     an authorized intermediary receives your order in proper form.
-----------------------------------------------------------------------------------------------------------------------------------

BY MAIL. Complete an application and send with a check made        BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Gartmore Funds. Payment must be made in U.S. dollars   mailing or faxing a letter to Gartmore Funds. The letter must
and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH, STARTER    include your account numbers and the names of the Funds you wish
CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT CARD         to exchange from and to. The letter must be signed by all
CHECKS OR MONEY ORDERS.                                            account owners. We reserve the right to request original
                                                                   documents for any faxed requests.
-----------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic telephone privileges         BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Fund       unless you decline this option on your application. The Funds
follows procedures to confirm that telephone instructions are      follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or     genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Fund    expense that results from executing such instructions. The Funds
may revoke telephone privileges at any time, without notice to     may revoke telephone privileges at any time, without notice to
shareholders.                                                      shareholders. For redemptions, shareholders who own shares in an
                                                                   IRA account should call 800-848-0920.

                                                                   ADDITIONAL INFORMATION FOR SELLING SHARES. The following types of accounts can use the voice-response system to sell shares:
                                                                   Individual, Joint, Transfer on Death, Trust and Uniform
                                                                   Gift/Transfer to Minors.

                                                                   A check made payable to the shareholder of record will be mailed to the address of record.

                                                                   The Funds may record telephone instructions to sell shares and may request sale instructions in writing, signed by all
                                                                   shareholders on the account.
-----------------------------------------------------------------------------------------------------------------------------------

ON-LINE. Transactions may be made through the Gartmore Funds       ON-LINE. Transactions may be made through the Gartmore Funds
website. However, the Funds may discontinue on-line transactions   website. However, the Funds may discontinue on-line transactions
of Fund shares at any time.                                        of Fund shares at any time.
-----------------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by federal     BY BANK WIRE. The Funds can wire the proceeds of your sale
funds wire to the Funds' custodian bank. (The authorization will   directly to your account at a commercial bank. A voided check
be in effect unless you give the Fund written notice of its        must be attached to your application). (The authorization will
termination.)                                                      be in effect unless you give the Fund written notice of its termination.)
o     if you choose this method to open a new account, you must
      call our toll-free number before you wire your investment    o     your proceeds will be wired to your bank on the next
      and arrange to fax your completed application.                     business day after your order has been processed.

o     your bank may charge a fee to wire funds.                    o     Gartmore deducts a $20 service fee from the sale proceeds
                                                                         for this service.

                                                                   o     your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                   o     funds sent outside the U.S. may be subject to higher fees.

                                                                   BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Gartmore      BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds account with proceeds from your bank via ACH on the second   be sent to your bank via ACH on the second business day after
business day after your purchase order has been processed. A       your order has been processed. A voided check must be attached
voided check must be attached to your application. Money sent      to your application. Money sent through ACH should reach your
through ACH typically reaches Gartmore Funds from your bank in     bank in two business days. There is no fee for this service.
two business days. There is no fee for this service. (The          (The authorization will be in effect unless you give the Fund
authorization will be in effect unless you give the Fund written   written notice of its termination.)
notice of its termination.)                                        ACH IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement       RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or     plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call   their administrators wishing to conduct transactions should call
our toll-free number. Eligible entities or individuals wishing     our toll-free number. Eligible entities or individuals wishing
to conduct transactions in Institutional Service Class or          to conduct transactions in Institutional Service Class or
Institutional Class shares should call our toll-free number.       Institutional Class shares should call our toll-free number.


                                                GARTMORE CORE EQUITY SERIES | 35

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.


The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its in good order, plus any applicable sales charge.

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable, or deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

The Fund(s) may accept payment for shares in the form of securities that are permissible investments for the Funds.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.


o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

36 | GARTMORE CORE EQUITY SERIES

MINIMUM INVESTMENTS

CLASS A, CLASS D, CLASS B, AND CLASS C SHARES
To open an account                                      $      2,000 (per Fund)
To open an IRA account                                  $      1,000 (per Fund)
Additional investments                                  $        100 (per Fund)
To start an Automatic Asset Accumulation Plan           $                1,000
Additional Investments
(Automatic Asset Accumulation Plan)                     $                   50

--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                      $     50,000 (per Fund)
Additional investments                                              No Minimum

--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                      $  1,000,000 (per Fund)
Additional investments                                              No Minimum
--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES--CLASS A, CLASS D, CLASS B AND CLASS C SHARES


Maintaining small accounts is costly for the Fund(s) and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund(s)' minimum.


o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are sold each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund(s) may waive the quarterly fee.


o The Fund(s) reserve the right to sell your remaining shares and close your account if a sale of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


EXCHANGING SHARES


You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same owner,

o your first purchase in the new fund meets its minimum investment requirement,

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original fund is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund.)

                                                GARTMORE CORE EQUITY SERIES | 37

EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. However, if a sales charge was never paid on your Prime Shares, applicable sales charges apply to exchanges into other fund(s). In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.


AUTOMATIC WITHDRAWAL PROGRAM

You automatically may redeem Class A, Class D, Class B and Class C shares in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you sell your shares is the net asset value (minus any applicable sales charges) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you sell may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the sale.


You may not be able to sell your Fund shares or Gartmore Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted, or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you sell within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.


If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.


The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE


A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:


o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o the proceeds are mailed to any address other than the address of record, or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

38 | GARTMORE CORE EQUITY SERIES

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:


o     disrupt portfolio management strategies,

o     increase brokerage and other transaction costs, and

o     negatively affect fund performance.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:


MONITORING OF TRADING ACTIVITY

The Funds, through the investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS


Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:

o restrict purchases or exchanges that they or their agents believe constitute excessive trading.

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.


The Funds have also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:


o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.


FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore: Buying Shares--Share Price.

Despite its best efforts, Gartmore Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Gartmore Funds may not be able to prevent all market timing and its potential negative impact.


                                                GARTMORE CORE EQUITY SERIES | 39

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose redemption and exchange fees on certain funds if you sell or exchange your shares within a designated holding period. The exchange fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether an exchange fee applies, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares sold or exchanged under regularly scheduled withdrawal plans.

o     shares purchased through reinvested dividends or capital gains.

o shares sold (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent sale must have occurred during the period the fee applied.

o shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts.


o shares sold or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction.


o shares sold or exchanged by any "Fund of Funds" that is affiliated with a Fund.


With respect to shares sold or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.


Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o omnibus accounts where there is no capability to impose an exchange fee on underlying customers' accounts; and

o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these Funds into another Gartmore Fund if you have held the shares of the Fund with the exchange for less than the minimum holding period listed below:

                                                                        MINIMUM
                                                    EXCHANGE/    HOLDING PERIOD
--------------------------------------------------------------------------------
FUND                                           REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                       2.00%                90

Gartmore Emerging Markets Fund                          2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                 2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                    2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                  2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Technology
   and Communications Fund                              2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                          2.00%                90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                      2.00%                90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                          2.00%                90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                            2.00%                90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                    2.00%                90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                 2.00%                90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                         2.00%                90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
   Long-Short Fund                                      2.00%                90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                       2.00%                90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                         2.00%                90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                    2.00%                30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                           2.00%                30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                2.00%                30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                        2.00%                30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                       2.00%                30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                      2.00%                 7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                2.00%                 7
--------------------------------------------------------------------------------
Gartmore Convertible Fund                               2.00%                 7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                           2.00%                 7
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund                           2.00%                 7
--------------------------------------------------------------------------------
Gartmore International Index Fund                       2.00%                 7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                      2.00%                 7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                       2.00%                 7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                             2.00%                 7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                           2.00%                 7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                           2.00%                 7


40 | GARTMORE CORE EQUITY SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distributions varies and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS AND CAPITAL GAINS

The Fund(s) intend to distribute income dividends to you quarterly. All income and capital gains distributions (which are paid annually) are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.


If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.


Dividends and capital gain distributions you receive from the Funds may be subject to Federal income tax, state taxes or local taxes:

o any taxable dividends, as well as distributions of short-term capital gains, are federally taxable at applicable ordinary income tax rates.

o distributions of net long-term capital gains are taxable to you as long-term capital gains.

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met.

o for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction.

o distributions declared in December but paid in January are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax.)

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING


You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


                                                GARTMORE CORE EQUITY SERIES | 41

SECTION 6 GARTMORE GROWTH FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002, 2003, 2004 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                      INVESTMENT ACTIVITIES                         DISTRIBUTIONS
                                              --------------------------------------------------------------------------------
                                                                   NET
                                                              REALIZED
                                                                   AND
                                   NET ASSET         NET    UNREALIZED
                                      VALUE,  INVESTMENT         GAINS   TOTAL FROM        NET            NET
                                   BEGINNING      INCOME   (LOSSES) ON   INVESTMENT INVESTMENT       REALIZED            TOTAL
                                   OF PERIOD      (LOSS)   INVESTMENTS   ACTIVITIES     INCOME          GAINS    DISTRIBUTIONS
                                   -------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001        $   14.99      (0.05)        (5.85)       (5.90)        --          (3.20)           (3.20)
Year Ended October 31, 2002        $    5.89      (0.02)        (1.13)       (1.15)        --             --               --
Year Ended October 31, 2003        $    4.74      (0.01)         1.19         1.18         --             --               --
Year Ended October 31, 2004        $    5.92      (0.02)         0.18         0.16         --             --               --
Year Ended October 31, 2005        $    6.08      (0.01)         0.63         0.62)     (0.01)            --            (0.01)
------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001        $   14.71      (0.10)        (5.87)       (5.97)        --          (3.20)           (3.20)
Year Ended October 31, 2002        $    5.54      (0.06)        (1.04)       (1.10)        --             --               --
Year Ended October 31, 2003        $    4.44      (0.04)         1.11         1.07         --             --               --
Year Ended October 31, 2004        $    5.51      (0.05)         0.15         0.10         --             --               --
Year Ended October 31, 2005        $    5.61      (0.05)         0.59         0.54         --             --               --
------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)  $    7.11      (0.03)        (1.53)       (1.56)        --             --               --
Year Ended October 31, 2002        $    5.55      (0.06)        (1.05)       (1.11)        --             --               --
Year Ended October 31, 2003        $    4.44      (0.04)         1.11         1.07         --             --               --
Year Ended October 31, 2004        $    5.51      (0.05)         0.16         0.11         --             --               --
Year Ended October 31, 2005        $    5.62      (0.04)         0.58         0.54         --             --               --
------------------------------------------------------------------------------------------------------------------------------

                                                                                    RATIO/SUPPLEMENTAL DATA
                                                          --------------------------------------------------------------------------
                                                                                                              RATIO OF
                                                                                                                   NET
                                                                                                            INVESTMENT
                                                                                                  RATIO OF      INCOME
                                                                                                  EXPENSES      (LOSS)
                                                                                  RATIO OF NET   (PRIOR TO   (PRIOR TO
                                                                                    INVESTMENT  REIMBURSE-  REIMBURSE-
                                  NET ASSET               NET ASSETS    RATIO OF        INCOME   MENTS) TO   MENTS) TO
                                     VALUE,                   AT END    EXPENSES     (LOSS) TO     AVERAGE     AVERAGE
                                     END OF        TOTAL   OF PERIOD  TO AVERAGE   AVERAGE NET         NET         NET     PORTFOLIO
                                     PERIOD   RETURN (a)      (000S)  NET ASSETS        ASSETS  ASSETS (b)  ASSETS (b)  TURNOVER (c)
                                  --------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001       $    5.89  (47.33%)     $    5,268    1.33%       (0.60%)            (j)         (j)       210.72%
Year Ended October 31, 2002       $    4.74  (19.52%)     $    4,828    1.17%       (0.34%)            (j)         (j)       241.95%
Year Ended October 31, 2003       $    5.92   24.89%      $    6,529    1.13%       (0.22%)            (j)         (j)       281.63%
Year Ended October 31, 2004       $    6.08    2.70%      $   30,641    1.19%       (0.36%)            (j)         (j)       286.06%
Year Ended October 31, 2005       $    6.69   10.22%      $   29,467    1.34%       (0.14%)            (j)         (j)       281.51%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001       $    5.54  (49.10%)     $    4,288    2.12%       (1.36%)            (j)         (j)       210.72%
Year Ended October 31, 2002       $    4.44  (19.86%)     $    3,299    1.90%       (1.08%)            (j)         (j)       241.95%
Year Ended October 31, 2003       $    5.51   24.10%      $    3,980    1.84%       (0.93%)            (j)         (j)       281.63%
Year Ended October 31, 2004       $    5.61    1.81%      $    5,817    1.84%       (1.00%)            (j)         (j)       286.06%
Year Ended October 31, 2005       $    6.15    9.63%      $    5,325    1.98%       (0.78%)            (j)         (j)       281.51%
------------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d) $    5.55  (21.94%)(h)  $       58    2.27%(i)    (1.41%)(i)         (j)         (j)       210.72%
Year Ended October 31, 2002       $    4.44  (20.00%)     $       52    1.90%       (1.08%)            (j)         (j)       241.95%
Year Ended October 31, 2003       $    5.51   24.10%      $      101    1.84%       (0.95%)            (j)         (j)       281.63%
Year Ended October 31, 2004       $    5.62    2.00%      $      248    1.84%       (1.01%)            (j)         (j)       286.06%
Year Ended October 31, 2005       $    6.16    9.61%      $      550    2.03%       (0.96%)            (j)         (j)       281.51%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004

(h)   Not annualized.

(i)   Annualized.

(j)   There were no fee reductions during the period.

(k)   The amount is less than $ 0.005.

(l) Net investment income (loss) is based on average shares outstanding during the period.

42 | GARTMORE CORE EQUITY SERIES

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                        INVESTMENT ACTIVITIES
                                                 ------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                      NET ASSET         NET   UNREALIZED
                                         VALUE,  INVESTMENT        GAINS   TOTAL FROM
                                      BEGINNING      INCOME  (LOSSES) ON   INVESTMENT
                                      OF PERIOD      (LOSS)  INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2001         $     15.03    (0.03)         (5.86)       (5.89)
Year Ended October 31, 2002         $      5.94    (0.01)         (1.14)       (1.15)
Year Ended October 31, 2003         $      4.79       --           1.21         1.21
Year Ended October 31, 2004         $      6.00       --(k)        0.17         0.17
Year Ended October 31, 2005         $      6.17     0.01           0.65         0.66
-------------------------------------------------------------------------------------

CLASS R SHARES
Period Ending October 31, 2003 (e)  $      5.76    (0.01)          0.25         0.24
Year Ended October 31, 2004         $      6.00    (0.03)          0.18         0.15
Year Ended October 31, 2005         $      6.15    (0.01)          0.64         0.63
-------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (f)   $      6.59    (0.01)         (1.79)       (1.80)
Year Ended October 31, 2003         $      4.79       --           1.22         1.22
Year Ended October 31, 2004 (l)     $      6.01     0.01           0.17         0.18
Year Ended October 31, 2005         $      6.19       --           0.65         0.65
-------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)   $      6.34       --          (0.17)       (0.17)
Year Ended October 31, 2005         $      6.17       --           0.65         0.65
-------------------------------------------------------------------------------------

                                                        DISTRIBUTIONS
                                       ----------------------------------------------
                                                                                        NET ASSET
                                                  NET          NET                         VALUE,
                                           INVESTMENT     REALIZED           TOTAL         END OF              TOTAL
                                               INCOME        GAINS   DISTRIBUTIONS         PERIOD         RETURN (a)
                                       -----------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2001                     --          (3.20)          (3.20)    $      5.94        (47.07%)
Year Ended October 31, 2002                     --             --              --     $      4.79        (19.36%)
Year Ended October 31, 2003                     --             --              --     $      6.00         25.26%
Year Ended October 31, 2004                     --(k)          --              --     $      6.17          2.87%
Year Ended October 31, 2005                  (0.02)            --           (0.02)    $      6.81         10.74%
--------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ending October 31, 2003 (e)              --             --              --     $      6.00          4.17%(h)
Year Ended October 31, 2004                     --             --              --     $      6.15          2.50%
Year Ended October 31, 2005                  (0.01)            --           (0.01)    $      6.77         10.28%
--------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (f)               --             --              --     $      4.79        (27.31%)(h)
Year Ended October 31, 2003                     --             --              --     $      6.01         25.47%
Year Ended October 31, 2004 (l)                 --(k)          --              --     $      6.19          3.03%
Year Ended October 31, 2005                  (0.02)            --           (0.02)    $      6.82         10.55%
--------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)               --             --              --     $      6.17         (2.68%)(h)
Year Ended October 31, 2005                  (0.02)            --           (0.02)    $      6.80         10.59%
--------------------------------------------------------------------------------------------------------------------

                                                                           RATIO/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                           RATIO OF       INVESTMENT
                                                                         RATIO OF NET      EXPENSES    INCOME (LOSS)
                                                                           INVESTMENT     (PRIOR TO        (PRIOR TO
                                         NET ASSETS        RATIO OF            INCOME    REIMBURSE-       REIMBURSE-
                                             AT END        EXPENSES         (LOSS) TO     MENTS) TO        MENTS) TO
                                          OF PERIOD      TO AVERAGE       AVERAGE NET   AVERAGE NET      AVERAGE NET       PORTFOLIO
                                             (000S)      NET ASSETS            ASSETS    ASSETS (b)       ASSETS (b)    TURNOVER (c)
                                        --------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2001             $   385,898        1.10%           (0.38%)             (j)              (j)          210.72%
Year Ended October 31, 2002             $   207,357        0.93%           (0.10%)             (j)              (j)          241.95%
Year Ended October 31, 2003             $   235,758        0.86%            0.05%              (j)              (j)          281.63%
Year Ended October 31, 2004             $   216,843        0.85%           (0.01%)             (j)              (j)          286.06%
Year Ended October 31, 2005             $   202,682        0.99%            0.21%              (j)              (j)          281.51%
------------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ending October 31, 2003 (e)      $         1        1.42%(i)        (0.76%)(i)      1.52%(i)         0.86%(i)         281.63%
Year Ended October 31, 2004             $         1        1.29%           (0.46%)             (j)              (j)          286.06%
Year Ended October 31, 2005             $         1        1.29%           (0.14%)             (j)              (j)          281.51%
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (f)       $    59,307        0.88%(i)        (0.11%)(i)          (j)              (j)          241.95%
Year Ended October 31, 2003             $    75,002        0.84%            0.06%              (j)              (j)          281.63%
Year Ended October 31, 2004 (l)         $         1        0.84%            0.22%              (j)              (j)          286.06%
Year Ended October 31, 2005             $         1        1.04%            0.11%              (j)              (j)          281.51%
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (g)       $         1        0.80%(i)        (0.06%)(i)          (j)              (j)          286.06%
Year Ended October 31, 2005             $         1        1.04%            0.11%              (j)              (j)          281.51%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004

(h)   Not annualized.

(i)   Annualized.

(j)   There were no fee reductions during the period.

(k)   The amount is less than $ 0.005.

(l) Net investment income (loss) is based on average shares outstanding during the period.

                                                GARTMORE CORE EQUITY SERIES | 43

SECTION 6 GARTMORE LARGE CAP VALUE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                                INVESTMENT ACTIVITIES
                                                   -------------------------------------------------
                                                                                 NET
                                                                            REALIZED
                                                                                 AND
                                          NET ASSET            NET        UNREALIZED
                                             VALUE,     INVESTMENT             GAINS      TOTAL FROM
                                          BEGINNING         INCOME       (LOSSES) ON      INVESTMENT
                                          OF PERIOD         (LOSS)       INVESTMENTS      ACTIVITIES
                                        ------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001             $     10.96           0.10            (0.98)          (0.88)
Year Ended October 31, 2002             $      9.98           0.08            (0.82)          (0.74)
Year Ended October 31, 2003             $      8.75           0.10             1.69            1.79
Year Ended October 31, 2004             $     10.44           0.10             1.35            1.45
Year Ended October 31, 2005             $     11.79           0.15             1.34            1.49
----------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001 (d)         $     10.84           0.02            (0.98)          (0.96)
Year Ended October 31, 2002             $      9.86           0.01            (0.80)          (0.79)
Year Ended October 31, 2003             $      8.64           0.03             1.67            1.70
Year Ended October 31, 2004             $     10.30           0.03             1.33            1.36
Year Ended October 31, 2005             $     11.63           0.06             1.33            1.39
----------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (e)       $     11.21           0.02            (1.34)          (1.32)
Year Ended October 31, 2002             $      9.85           0.01            (0.79)          (0.78)
Year Ended October 31, 2003             $      8.63           0.04             1.66            1.70
Year Ended October 31, 2004             $     10.28           0.03             1.33            1.36
Year Ended October 31, 2005             $     11.60           0.06             1.33            1.39
----------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (f)       $      9.92             --             0.39            0.39
Year Ended October 31, 2004             $     10.31           0.08             1.33            1.41
Year Ended October 31, 2005             $     11.64           0.15             1.33            1.48
----------------------------------------------------------------------------------------------------

                                                      DISTRIBUTIONS
                                        ------------------------------------------
                                                                                        NET ASSET
                                                NET            NET                         VALUE,
                                         INVESTMENT       REALIZED           TOTAL         END OF               TOTAL
                                             INCOME          GAINS   DISTRIBUTIONS         PERIOD          RETURN (a)
                                        -----------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001                  (0.10)            --           (0.10)    $      9.98          (8.07%)
Year Ended October 31, 2002                  (0.08)         (0.41)          (0.49)    $      8.75          (7.98%)
Year Ended October 31, 2003                  (0.10)            --           (0.10)    $     10.44          20.57%
Year Ended October 31, 2004                  (0.10)            --           (0.10)    $     11.79          13.92%
Year Ended October 31, 2005                  (0.14)            --           (0.14)    $     13.14          12.63%
---------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001 (d)              (0.02)            --           (0.02)    $      9.86          (8.84%)
Year Ended October 31, 2002                  (0.02)         (0.41)          (0.43)    $      8.64          (8.53%)
Year Ended October 31, 2003                  (0.04)            --           (0.04)    $     10.30          19.80%
Year Ended October 31, 2004                  (0.03)            --           (0.03)    $     11.63          13.25%
Year Ended October 31, 2005                  (0.06)            --           (0.06)    $     12.96          11.97%
---------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (e)            (0.04)            --           (0.04)    $      9.85         (11.82%)(g)
Year Ended October 31, 2002                  (0.03)         (0.41)          (0.44)    $      8.63          (8.50%)
Year Ended October 31, 2003                  (0.05)            --           (0.05)    $     10.28          19.77%
Year Ended October 31, 2004                  (0.04)            --           (0.04)    $     11.60          13.25%
Year Ended October 31, 2005                  (0.08)            --           (0.08)    $     12.91          11.98%
---------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (f)               --             --              --     $     10.31           3.93%(g)
Year Ended October 31, 2004                  (0.08)            --           (0.08)    $     11.64          13.71%
Year Ended October 31, 2005                  (0.15)            --           (0.15)    $     12.97          12.73%
---------------------------------------------------------------------------------------------------------------------

                                                                     RATIO/SUPPLEMENTAL DATA
                                        --------------------------------------------------------------------------------------------
                                                                                                          RATIO OF NET
                                                                                             RATIO OF       INVESTMENT
                                                                         RATIO OF NET        EXPENSES    INCOME (LOSS)
                                                                           INVESTMENT       (PRIOR TO        (PRIOR TO
                                         NET ASSETS         RATIO OF           INCOME      REIMBURSE-       REIMBURSE-
                                             AT END         EXPENSES        (LOSS) TO       MENTS) TO        MENTS) TO
                                          OF PERIOD       TO AVERAGE      AVERAGE NET     AVERAGE NET      AVERAGE NET     PORTFOLIO
                                             (000S)       NET ASSETS           ASSETS      ASSETS (b)       ASSETS (b)  TURNOVER (c)
                                        --------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001             $    27,824         1.15%            0.96%           1.64%           0.47%           156.09%
Year Ended October 31, 2002             $    23,581         1.36%            0.81%           1.48%           0.69%            91.03%
Year Ended October 31, 2003             $    24,800         1.39%            1.06%           1.47%           0.98%            77.28%
Year Ended October 31, 2004             $    24,846         1.39%            0.91%           1.45%           0.84%            58.61%
Year Ended October 31, 2005             $    28,232         1.44%            1.09%           1.47%           1.06%            67.00%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001 (d)         $       528         1.90%            0.21%           3.24%          (1.13%)          156.09%
Year Ended October 31, 2002             $       576         2.02%            0.14%           2.17%          (0.01%)           91.03%
Year Ended October 31, 2003             $       751         2.00%            0.43%           2.08%           0.35%            77.28%
Year Ended October 31, 2004             $       982         2.00%            0.29%           2.06%           0.22%            58.61%
Year Ended October 31, 2005             $     1,342         2.06%            0.46%           2.08%           0.44%            67.00%
------------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (e)       $        58         1.90%(h)         0.11%(h)        3.94%(h)       (1.93%)(h)       156.09%
Year Ended October 31, 2002             $        80         2.03%            0.13%           2.15%           0.01%            91.03%
Year Ended October 31, 2003             $       248         2.00%            0.38%           2.08%           0.30%            77.28%
Year Ended October 31, 2004             $       743         2.00%            0.21%           2.06%           0.14%            58.61%
Year Ended October 31, 2005             $     4,888         2.06%            0.34%           2.07%           0.34%            67.00%
------------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (f)       $         1         1.60%(h)         0.48%(h)        2.06%(h)        0.02%(h)         77.28%
Year Ended October 31, 2004             $         1         1.54%            0.75%           1.86%           0.42%            58.61%
Year Ended October 31, 2005             $         1         1.33%            1.18%           1.38%           1.12%            67.00%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.


(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Net investment income (loss) is based on average shares outstanding during the period.

(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)   Not annualized.

(h)   Annualized.


44 | GARTMORE CORE EQUITY SERIES

SECTION 6 GARTMORE MID CAP GROWTH FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                                    INVESTMENT ACTIVITIES
                                                          ----------------------------------------
                                                                        NET REALIZED
                                                                                 AND
                                            NET ASSET             NET     UNREALIZED
                                               VALUE,      INVESTMENT          GAINS    TOTAL FROM
                                            BEGINNING          INCOME    (LOSSES) ON    INVESTMENT
                                            OF PERIOD          (LOSS)    INVESTMENTS    ACTIVITIES
                                        ----------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (d) (e)   $        9.88          (0.08)           4.04          3.96
Year Ended October 31, 2004             $       13.84          (0.13)           0.87          0.74
Year Ended October 31, 2005             $       14.21          (0.13)           2.16          2.03
--------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2003 (e) (f)   $       13.17          (0.05)           0.72          0.67
Year Ended October 31, 2004             $       13.84          (0.20)           0.84          0.64
Year Ended October 31, 2005             $       14.11          (0.24)           2.15          1.91
--------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003 (f)       $       13.17          (0.05)           0.72          0.67
Year Ended October 31, 2004             $       13.84          (0.23)           0.87          0.64
Year Ended October 31, 2005             $       14.11          (0.27)           2.18          1.91
--------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (g)       $       13.08          (0.01)           0.79          0.78
Year Ended October 31, 2004             $       13.86          (0.17)           0.86          0.69
Year Ended October 31, 2005             $       14.18          (0.15)           2.17          2.02
--------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (h)       $       10.00          (0.01)           0.27          0.26
Year Ended October 31, 2003             $       10.26          (0.09)           3.69          3.60
Year Ended October 31, 2004             $       13.86          (0.10)           0.88          0.78
Year Ended October 31, 2005             $       14.27          (0.07)           2.16          2.09
--------------------------------------------------------------------------------------------------

                                                 DISTRIBUTIONS
                                          ---------------------------
                                                                          NET ASSET
                                                NET                          VALUE,
                                           REALIZED             TOTAL        END OF              TOTAL
                                              GAINS     DISTRIBUTIONS        PERIOD         RETURN (a)
                                          ------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (d) (e)           --                --      $   13.84          40.08%(i)
Year Ended October 31, 2004                  (0.37)            (0.37)     $   14.21           5.44%
Year Ended October 31, 2005                  (0.69)            (0.69)     $   15.55          14.42%
------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2003 (e) (f)           --                --      $   13.84           5.09%(i)
Year Ended October 31, 2004                  (0.37)            (0.37)     $   14.11           4.70%
Year Ended October 31, 2005                  (0.69)            (0.69)     $   15.33          13.65%
------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003 (f)               --                --      $   13.84           5.09%(i)
Year Ended October 31, 2004                  (0.37)            (0.37)     $   14.11           4.70%
Year Ended October 31, 2005                  (0.69)            (0.69)     $   15.33          13.65%
------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (g)               --                --      $   13.86           5.96%(i)
Year Ended October 31, 2004                  (0.37)            (0.37)     $   14.18           5.06%
Year Ended October 31, 2005                  (0.69)            (0.69)     $   15.51          14.38%
------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (h)               --                --      $   10.26           2.60%(i)
Year Ended October 31, 2003                     --                --      $   13.86          35.09%
Year Ended October 31, 2004                  (0.37)            (0.37)     $   14.27           5.73%
Year Ended October 31, 2005                  (0.69)            (0.69)     $   15.67          14.79%
------------------------------------------------------------------------------------------------------

                                                                          RATIO/SUPPLEMENTAL DATA
                                       ---------------------------------------------------------------------------------------------
                                                                                                          RATIO OF NET
                                                                                            RATIO OF        INVESTMENT
                                                                        RATIO OF NET        EXPENSES      INCOME(LOSS)
                                                                          INVESTMENT       (PRIOR TO         (PRIOR TO
                                       NET ASSETS         RATIO OF            INCOME      REIMBURSE-        REIMBURSE-
                                           AT END      EXPENSES TO         (LOSS) TO       MENTS) TO         MENTS) TO
                                        OF PERIOD      AVERAGE NET           AVERAGE     AVERAGE NET       AVERAGE NET     PORTFOLIO
                                           (000S)           ASSETS        NET ASSETS      ASSETS (b)        ASSETS (b)  TURNOVER (c)
                                       ---------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2003 (d) (e)  $      522         1.40%(j)        (1.02%)(j)        7.09%(j)        (6.71%)(j)        74.46%
Year Ended October 31, 2004            $    1,463         1.40%           (0.98%)           2.51%           (2.08%)           94.56%
Year Ended October 31, 2005            $    1,678         1.42%           (0.87%)           2.38%           (1.84%)           68.86%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2003 (e) (f)  $       18         2.15%(j)        (1.82%)(j)        7.76%(j)        (7.43%)(j)        74.46%
Year Ended October 31, 2004            $      153         2.15%           (1.74%)           3.27%           (2.86%)           94.56%
Year Ended October 31, 2005            $      173         2.15%           (1.61%)           3.11%           (2.56%)           68.86%
------------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003 (f)      $        1         2.15%(j)        (1.87%)(j)        7.55%(j)        (7.27%)(j)        74.46%
Year Ended October 31, 2004            $      224         2.15%           (1.72%)           3.17%           (2.74%)           94.56%
Year Ended October 31, 2005            $      230         2.15%           (1.60%)           3.18%           (2.64%)           68.86%
------------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (g)      $        1         1.75%(j)        (1.54%)(j)        7.41%(j)        (7.20%)(j)        74.46%
Year Ended October 31, 2004            $        1         1.66%           (1.27%)           2.63%           (2.24%)           94.56%
Year Ended October 31, 2005            $        1         1.49%           (0.97%)           2.53%           (2.00%)           68.86%
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (h)      $    1,026         1.15%(j)        (0.69%)(j)       20.62%(j)       (20.16%)(j)         3.74%
Year Ended October 31, 2003            $    1,384         1.15%           (0.76%)           5.96%           (5.56%)           74.46%
Year Ended October 31, 2004            $    1,553         1.15%           (0.72%)           2.26%           (1.83%)           94.56%
Year Ended October 31, 2005            $    2,531         1.15%           (0.61%)           1.98%           (1.43%)           68.86%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 5, 2003 (commencement of operations) through October 31, 2003.

(e) Net investment income (loss) is based on average shares outstanding during the period.

(f) For the period from August 21, 2003 (commencement of operations) through October 31, 2003.

(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(h) For the period from October 1, 2002 (commencement of operations) through October 31, 2002.

(i)   Not annualized.

(j)   Annualized.

                                                GARTMORE CORE EQUITY SERIES | 45

SECTION 6 GARTMORE NATIONWIDE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                                 INVESTMENT ACTIVITIES
                                                     ---------------------------------------------
                                                                               NET
                                                                          REALIZED
                                                                               AND
                                            NET ASSET            NET    UNREALIZED
                                               VALUE,     INVESTMENT         GAINS      TOTAL FROM
                                            BEGINNING         INCOME   (LOSSES) ON      INVESTMENT
                                            OF PERIOD         (LOSS)   INVESTMENTS      ACTIVITIES
                                        ----------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001             $       30.80          0.08         (5.66)          (5.58)
Year Ended October 31, 2002             $       16.75          0.07         (1.68)          (1.61)
Year Ended October 31, 2003             $       15.06          0.09          3.02            3.11
Year Ended October 31, 2004             $       18.08          0.07          0.87            0.94
Year Ended October 31, 2005             $       18.96          0.38          1.86            2.24
--------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001             $       30.48         (0.06)        (5.65)          (5.71)
Year Ended October 31, 2002             $       16.40         (0.03)        (1.65)          (1.68)
Year Ended October 31, 2003             $       14.72            --          2.94            2.94
Year Ended October 31, 2004             $       17.65         (0.05)         0.86            0.81
Year Ended October 31, 2005             $       18.46          0.03          2.01            2.04
--------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)       $       19.12         (0.03)        (2.68)          (2.71)
Year Ended October 31, 2002             $       16.40         (0.03)        (1.65)          (1.68)
Year Ended October 31, 2003             $       14.72         (0.01)         2.95            2.94
Year Ended October 31, 2004             $       17.65         (0.06)         0.87            0.81
Year Ended October 31, 2005             $       18.45          0.04          1.99            2.03
--------------------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2001             $       30.67          0.13         (5.65)          (5.52)
Year Ended October 31, 2002             $       16.64          0.13         (1.69)          (1.56)
Year Ended October 31, 2003             $       14.96          0.13          3.00            3.13
Year Ended October 31, 2004             $       17.96          0.12          0.88            1.00
Year Ended October 31, 2005             $       18.83          0.23          2.04            2.27
--------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (e)       $       17.32            --          0.63            0.63
Year Ended October 31, 2004             $       17.95          0.03          0.88            0.91
Year Ended October 31, 2005             $       18.83          0.19          2.05            2.24
--------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)       $       19.00          0.03         (0.17)          (0.14)
Year Ended October 31, 2005             $       18.83          0.24          2.04            2.28
--------------------------------------------------------------------------------------------------

                                                          DISTRIBUTIONS
                                          ----------------------------------------------
                                                                                                 NET ASSET
                                                  NET              NET                              VALUE,
                                           INVESTMENT         REALIZED             TOTAL            END OF                  TOTAL
                                               INCOME            GAINS     DISTRIBUTIONS            PERIOD             RETURN (a)
                                          ---------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001                    (0.10)           (8.37)            (8.47)         $   16.75            (23.34%)
Year Ended October 31, 2002                    (0.08)              --             (0.08)         $   15.06             (9.64%)
Year Ended October 31, 2003                    (0.09)              --             (0.09)         $   18.08             20.74%
Year Ended October 31, 2004                    (0.06)              --             (0.06)         $   18.96              5.22%
Year Ended October 31, 2005                    (0.18)           (0.08)            (0.26)         $   20.94             11.88%
---------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001                       --            (8.37)            (8.37)         $   16.40            (24.19%)
Year Ended October 31, 2002                       --               --                --          $   14.72            (10.24%)
Year Ended October 31, 2003                    (0.01)              --             (0.01)         $   17.65             19.99%
Year Ended October 31, 2004                       --               --                --          $   18.46              4.59%
Year Ended October 31, 2005                    (0.10)           (0.08)            (0.18)         $   20.32             11.09%
---------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)              (0.01)              --             (0.01)         $   16.40            (14.16%)(g)
Year Ended October 31, 2002                       --               --                --          $   14.72            (10.24%)
Year Ended October 31, 2003                    (0.01)              --             (0.01)         $   17.65             20.00%
Year Ended October 31, 2004                    (0.01)              --             (0.01)         $   18.45              4.58%
Year Ended October 31, 2005                    (0.10)           (0.08)            (0.18)         $   20.30             11.04%
---------------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2001                    (0.14)           (8.37)            (8.51)         $   16.64            (23.22%)
Year Ended October 31, 2002                    (0.12)              --             (0.12)         $   14.96             (9.43%)
Year Ended October 31, 2003                    (0.13)              --             (0.13)         $   17.96             21.07%
Year Ended October 31, 2004                    (0.13)              --             (0.13)         $   18.83              5.59%
Year Ended October 31, 2005                    (0.26)           (0.08)            (0.34)         $   20.76             12.11%
---------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (e)                 --               --                --          $   17.95              3.64%(g)
Year Ended October 31, 2004                    (0.03)              --             (0.03)         $   18.83              5.08%
Year Ended October 31, 2005                    (0.21)           (0.08)            (0.29)         $   20.78             11.95%
---------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)              (0.03)              --             (0.03)         $   18.83             (0.74%)(g)
Year Ended October 31, 2005                    (0.27)           (0.08)            (0.35)         $   20.76             12.19%
---------------------------------------------------------------------------------------------------------------------------------

                                                                          RATIO/SUPPLEMENTAL DATA
                                       ---------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                        RATIO OF        INVESTMENT
                                                                       RATIO OF NET     EXPENSES     INCOME (LOSS)
                                                                         INVESTMENT    (PRIOR TO         (PRIOR TO
                                       NET ASSETS        RATIO OF            INCOME   REIMBURSE-        REIMBURSE-
                                           AT END        EXPENSES         (LOSS) TO    MENTS) TO         MENTS) TO
                                        OF PERIOD      TO AVERAGE       AVERAGE NET  AVERAGE NET       AVERAGE NET         PORTFOLIO
                                           (000S)      NET ASSETS            ASSETS   ASSETS (b)        ASSETS (b)      TURNOVER (c)
                                       ---------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001            $  149,086        1.15%            0.32%              (i)               (i)            71.36%
Year Ended October 31, 2002            $  362,435        1.14%            0.46%              (i)               (i)            25.51%
Year Ended October 31, 2003            $  571,918        1.13%            0.57%              (i)               (i)           120.02%
Year Ended October 31, 2004            $  447,884        1.10%            0.35%              (i)               (i)           144.61%
Year Ended October 31, 2005            $  119,615        1.14%            1.64%              (i)               (i)           145.66%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001            $   36,241        1.85%           (0.30%)             (i)               (i)            71.36%
Year Ended October 31, 2002            $   31,267        1.80%           (0.18%)             (i)               (i)            25.51%
Year Ended October 31, 2003            $   35,564        1.79%           (0.06%)             (i)               (i)           120.02%
Year Ended October 31, 2004            $   35,073        1.76%           (0.30%)             (i)               (i)           144.61%
Year Ended October 31, 2005            $   29,960        1.79%            0.25%              (i)                             145.66%
------------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)      $      175        1.89%(h)        (0.45%)(h)          (i)               (i)            71.36%
Year Ended October 31, 2002            $      212        1.80%           (0.20%)             (i)               (i)            25.51%
Year Ended October 31, 2003            $      714        1.79%           (0.16%)             (i)               (i)           120.02%
Year Ended October 31, 2004            $      989        1.76%           (0.32%)             (i)               (i)           144.61%
Year Ended October 31, 2005            $      965        1.79%            0.27%              (i)               (i)           145.66%
------------------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES
Year Ended October 31, 2001            $1,458,371        0.89%            0.64%              (i)               (i)            71.36%
Year Ended October 31, 2002            $1,125,402        0.86%            0.77%              (i)               (i)            25.51%
Year Ended October 31, 2003            $1,240,520        0.85%            0.89%              (i)               (i)           120.02%
Year Ended October 31, 2004            $1,161,934        0.82%            0.64%              (i)               (i)           144.61%
Year Ended October 31, 2005            $1,132,192        0.85%            1.17%              (i)               (i)           145.66%
------------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2003 (e)      $        1        1.52%(h)         0.07%(h)         1.62%(h)         (0.03%)(h)       120.02%
Year Ended October 31, 2004            $        1        1.27%            0.16%              (i)               (i)           144.61%
Year Ended October 31, 2005            $        1        0.96%            0.95%              (i)               (i)           145.66%
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)      $      341        0.78%(h)         0.54%(h)           (i)               (i)           144.61%
Year Ended October 31, 2005            $    3,335        0.81%            0.81%              (i)               (i)           145.66%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.


(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h)   Annualized.

(i)   There were no fee reductions during the period.


46 | GARTMORE CORE EQUITY SERIES

SECTION 6 GARTMORE SMALL CAP FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                                          INVESTMENT ACTIVITIES
                                                          --------------------------------------------------------
                                                                                                 NET
                                                                                            REALIZED
                                                                                                 AND
                                            NET ASSET             NET                     UNREALIZED
                                               VALUE,      INVESTMENT                          GAINS    TOTAL FROM
                                            BEGINNING          INCOME  REDEMPTION        (LOSSES) ON    INVESTMENT
                                            OF PERIOD          (LOSS)        FEES        INVESTMENTS    ACTIVITIES
                                        --------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001             $       13.12          (0.02)          --             (1.23)        (1.25)
Year Ended October 31, 2002             $       10.79          (0.02)          --             (1.16)        (1.18)
Year Ended October 31, 2003             $        9.61          (0.05)          --              4.12          4.07
Year Ended October 31, 2004             $       13.68          (0.09)        0.05              2.12          2.08
Year Ended October 31, 2005             $       15.59          (0.03)          --              4.65          4.62
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001             $       13.02          (0.09)          --             (1.24)        (1.33)
Year Ended October 31, 2002             $       10.61          (0.09)          --             (1.13)        (1.22)
Year Ended October 31, 2003             $        9.39          (0.10)          --              4.00          3.90
Year Ended October 31, 2004             $       13.29          (0.17)        0.05              2.04          1.92
Year Ended October 31, 2005             $       15.04          (0.12)          --              4.46          4.34
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)       $       11.33          (0.04)          --             (0.66)        (0.70)
Year Ended October 31, 2002             $       10.63          (0.09)          --             (1.13)        (1.22)
Year Ended October 31, 2003             $        9.41          (0.09)          --              3.99          3.90
Year Ended October 31, 2004             $       13.31          (0.13)        0.05              2.01          1.93
Year Ended October 31, 2005 (i)         $       15.07          (0.17)          --              4.51          4.34
------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)       $       14.03          (0.09)        0.05              1.11          1.07
Year Ended October 31, 2005             $       15.10          (0.03)          --              4.49          4.46
------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001             $       13.15             --           --             (1.23)        (1.23)
Year Ended October 31, 2002             $       10.84          (0.01)          --             (1.16)        (1.17)
Year Ended October 31, 2003             $        9.67          (0.02)          --              4.14          4.12
Year Ended October 31, 2004 (i)         $       13.79          (0.06)        0.05              2.11          2.10
Year Ended October 31, 2005             $       15.72           0.11           --              4.62          4.73
------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)       $       15.64          (0.01)        0.05              0.07          0.11
Year Ended October 31, 2005             $       15.75           0.01           --              4.72          4.73
------------------------------------------------------------------------------------------------------------------

                                                    DISTRIBUTIONS
                                             --------------------------
                                                                          NET ASSET
                                                   NET                       VALUE,
                                              REALIZED            TOTAL      END OF              TOTAL
                                                 GAINS    DISTRIBUTIONS      PERIOD         RETURN (a)
                                             ---------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001                     (1.08)           (1.08)   $   10.79        (10.09%)
Year Ended October 31, 2002                        --               --    $    9.61        (10.94%)
Year Ended October 31, 2003                        --               --    $   13.68         42.35%
Year Ended October 31, 2004                     (0.17)           (0.17)   $   15.59         15.33%
Year Ended October 31, 2005                     (1.93)           (1.93)   $   18.28         31.51%
------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001                     (1.08)           (1.08)   $   10.61        (10.84%)
Year Ended October 31, 2002                        --               --    $    9.39        (11.50%)
Year Ended October 31, 2003                        --               --    $   13.29         41.53%
Year Ended October 31, 2004                     (0.17)           (0.17)   $   15.04         14.57%
Year Ended October 31, 2005                     (1.93)           (1.93)   $   17.45         30.72%
------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)                  --               --    $   10.63         (6.18%)(g)
Year Ended October 31, 2002                        --               --    $    9.41        (11.48%)
Year Ended October 31, 2003                        --               --    $   13.31         41.45%
Year Ended October 31, 2004                     (0.17)           (0.17)   $   15.07         14.62%
Year Ended October 31, 2005 (i)                 (1.93)           (1.93)   $   17.48         30.67%
------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)                  --               --    $   15.10          7.63%(g)
Year Ended October 31, 2005                     (1.93)           (1.93)   $   17.63         31.47%
------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001                     (1.08)           (1.08)   $   10.84         (9.90%)
Year Ended October 31, 2002                        --               --    $    9.67        (10.79%)
Year Ended October 31, 2003                        --               --    $   13.79         42.61%
Year Ended October 31, 2004 (i)                 (0.17)           (0.17)   $   15.72         15.43%
Year Ended October 31, 2005                     (1.93)           (1.93)   $   18.52         31.91%
------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)                  --               --    $   15.75          0.70%(g)
Year Ended October 31, 2005                     (1.93)           (1.93)   $   18.55         31.93%
------------------------------------------------------------------------------------------------------

                                                                         RATIO/SUPPLEMENTAL DATA
                                       ---------------------------------------------------------------------------------------------
                                                                                                          RATIO OF NET
                                                                                           RATIO OF         INVESTMENT
                                                                       RATIO OF NET        EXPENSES      INCOME (LOSS)
                                                                         INVESTMENT       (PRIOR TO          (PRIOR TO
                                       NET ASSETS        RATIO OF            INCOME      REIMBURSE-         REIMBURSE-
                                           AT END        EXPENSES         (LOSS) TO       MENTS) TO          MENTS) TO
                                        OF PERIOD      TO AVERAGE       AVERAGE NET     AVERAGE NET        AVERAGE NET     PORTFOLIO
                                           (000S)      NET ASSETS            ASSETS      ASSETS (b)         ASSETS (b)  TURNOVER (c)
                                       ---------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001            $   21,190        1.35%           (0.17%)           2.00%            (0.82%)          119.03%
Year Ended October 31, 2002            $   20,290        1.51%           (0.24%)           1.72%            (0.45%)          111.00%
Year Ended October 31, 2003            $   21,198        1.59%           (0.37%)           1.70%            (0.48%)          100.05%
Year Ended October 31, 2004            $   23,023        1.59%           (0.55%)             (j)               (j)           341.57%
Year Ended October 31, 2005            $   40,539        1.67%           (0.27%)           1.69%            (0.28%)          292.46%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001            $      854        2.10%           (0.93%)           3.74%            (2.57%)          119.03%
Year Ended October 31, 2002            $      950        2.17%           (0.89%)           2.41%            (1.13%)          111.00%
Year Ended October 31, 2003            $    1,368        2.20%           (1.00%)           2.30%            (1.10%)          100.05%
Year Ended October 31, 2004            $    1,496        2.20%           (1.16%)             (j)               (j)           341.57%
Year Ended October 31, 2005            $    2,302        2.29%           (0.88%)           2.32%            (0.90%)          292.46%
------------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)      $       20        2.10%(h)        (1.26%)(h)        5.62%(h)         (4.78%)(h)       119.03%
Year Ended October 31, 2002            $       28        2.17%           (0.90%)           2.47%            (1.20%)          111.00%
Year Ended October 31, 2003            $       89        2.20%           (1.04%)           2.31%            (1.15%)          100.05%
Year Ended October 31, 2004            $      180        2.20%           (1.16%)             (j)               (j)           341.57%
Year Ended October 31, 2005 (i)        $    5,468        2.33%           (1.00%)           2.33%            (1.00%)          292.46%
------------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)      $        1        1.73%(h)        (0.63%)(h)          (j)               (j)           341.57%
Year Ended October 31, 2005            $      152        1.74%           (0.25%)           1.74%            (0.25%)          292.46%
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001            $    4,485        1.20%           (0.04%)           1.79%            (0.63%)          119.03%
Year Ended October 31, 2002            $    5,856        1.38%           (0.11%)           1.57%            (0.30%)          111.00%
Year Ended October 31, 2003            $   18,584        1.45%           (0.35%)           1.54%            (0.44%)          100.05%
Year Ended October 31, 2004 (i)        $        7        1.45%           (0.39%)             (j)               (j)           341.57%
Year Ended October 31, 2005                 $-(k)        1.49%            0.76%            1.58%             0.68%           292.46%
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)      $      120        1.20%(h)        (0.22%)(h)          (j)               (j)           341.57%
Year Ended October 31, 2005            $    1,120        1.32%            0.12%            1.32%             0.12%           292.46%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.


(e) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.


(g)   Not annualized.

(h)   Annualized.

(i) Net investment income (loss) is based on average shares outstanding during the period.

(j)   There were no fee reductions during the period.


(k)   The amount is less than $1,000.


                                                GARTMORE CORE EQUITY SERIES | 47

                       This page intentionally left blank.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents--which may be obtained free of charge--contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,


o     by electronic request publicinfo@sec.gov

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.), or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                 (C) 2005 Gartmore Global Investments, Inc. All rights reserved.


                                                                     PR-CEQ 2/06

CORE FIXED INCOME Series

Gartmore Bond Fund


Gartmore Enhanced Income Fund
   (FORMERLY GARTMORE MORLEY ENHANCED INCOME FUND)


Gartmore Government Bond Fund
Gartmore Money Market Fund


Gartmore Short Duration Bond Fund
Gartmore Tax-Free Income Fund


                                                                 [GARTMORE LOGO]

FundPROSPECTUS


February 28, 2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           www.gartmorefunds.com

CORE FIXED INCOME Series


Fixed-Income Funds designed to form the foundation of an asset allocation program.

FUND AND CLASS                                                          TICKER
-------------------------------------------------------------------------------
Gartmore Bond Fund Class A                                               NBDAX
-------------------------------------------------------------------------------
Gartmore Bond Fund Class B                                               GBDBX
-------------------------------------------------------------------------------
Gartmore Bond Fund Class C                                               GBDCX
-------------------------------------------------------------------------------
Gartmore Bond Fund Class D                                               MUIBX
-------------------------------------------------------------------------------
Gartmore Bond Fund Class R                                               GBDRX
-------------------------------------------------------------------------------
Gartmore Bond Fund Institutional Class                                   GBDIX
-------------------------------------------------------------------------------
Gartmore Enhanced Income Fund Class A                                    NMEAX
-------------------------------------------------------------------------------
Gartmore Enhanced Income Fund Class R                                    GMERX
-------------------------------------------------------------------------------
Gartmore Enhanced Income Fund Institutional Class                        NMEIX
-------------------------------------------------------------------------------
Gartmore Enhanced Income Fund Institutional Service Class                NMESX
-------------------------------------------------------------------------------
Gartmore Government Bond Fund Class A                                    NUSAX
-------------------------------------------------------------------------------
Gartmore Government Bond Fund Class B                                    GGBBX
-------------------------------------------------------------------------------
Gartmore Government Bond Fund Class C                                    GGBCX
-------------------------------------------------------------------------------
Gartmore Government Bond Fund Class D                                    NAUGX
-------------------------------------------------------------------------------
Gartmore Government Bond Fund Class R                                    GGBRX
-------------------------------------------------------------------------------
Gartmore Government Bond Fund Institutional Class                        GGBIX
-------------------------------------------------------------------------------
Gartmore Money Market Fund Prime Shares                                  MIFXX
-------------------------------------------------------------------------------
Gartmore Money Market Fund Institutional Class                           GMIXX
-------------------------------------------------------------------------------
Gartmore Money Market Fund Service Class                                 NWSXX
-------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund Class A                                MCAPX
-------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund Class C                                GGMCX
-------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund IRA Class                              NMIRX
-------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund Institutional Class                    MCAIX
-------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund Service Class                          MCAFX
-------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund Class A                                    NTFAX
-------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund Class B                                    GTIBX
-------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund Class C                                    GTICX
-------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund Class D                                    NATFX
-------------------------------------------------------------------------------


TABLE OF CONTENTS


4     SECTION 1: FUND SUMMARIES AND PERFORMANCE
      Gartmore Bond Fund
      Gartmore Enhanced Income Fund
         (FORMERLY GARTMORE MORLEY ENHANCED INCOME FUND)
      Gartmore Government Bond Fund
      Gartmore Money Market Fund
      Gartmore Short Duration Bond Fund
      Gartmore Tax-Free Income Fund

27    SECTION 2: FUND DETAILS
      Additional Information about Investments,
         Investment Techniques and Risks

30    SECTION 3: FUND MANAGEMENT
      Investment Advisers Portfolio Management

32    SECTION 4: INVESTING WITH GARTMORE
      Choosing a Share Class
      Sales Charges and Fees
      Contacting Gartmore Funds
      Buying Shares
      Fair Valuation
      Customer Identification Information
      Exchanging Shares
      Automatic Withdrawal Program
      Selling Shares
      Excessive or Short-Term Trading
      Exchange and Redemption Fees

45    SECTION 5: DISTRIBUTIONS AND TAXES
      Distributions and Capital Gains
      Selling and Exchanging Shares
      Other Tax Jurisdictions
      Tax Status for Retirement Plans
         and Other Tax-Deferred Accounts
      Backup Withholding

47    SECTION 6: FINANCIAL HIGHLIGHTS


                                           GARTMORE CORE FIXED INCOME SERIES | 1

CORE FIXED INCOME Series

INTRODUCTION TO THE CORE FIXED INCOME SERIES


THIS PROSPECTUS PROVIDES INFORMATION ABOUT SIX FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"):


Gartmore Bond Fund


Gartmore Enhanced Income Fund
  (FORMERLY GARTMORE MORLEY ENHANCED INCOME FUND)


Gartmore Government Bond Fund


Gartmore Money Market Fund


Gartmore Short Duration Bond Fund
Gartmore Tax-Free Income Fund

THESE FUNDS ARE PRIMARILY INTENDED:


o To help investors seek current income through investments in various government, corporate and short-term debt securities.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

o Gartmore Bond Fund and Gartmore Government Bond Fund offer eight share classes. Six of those classes are offered in this prospectus: Class A, Class B, Class C, Class D, Class R and Institutional Class.

o Gartmore Tax-Free Income Fund offers six share classes. Four of those classes are offered in this prospectus: Class A, Class B, Class C and Class D


The Gartmore Bond Fund, Gartmore Government Bond Fund and Gartmore Tax-Free Income Fund also have Class X and Class Y shares which are offered in a separate prospectus and are available only to certain shareholders. If you owned Class X or Class Y shares of any of these Funds as of September 1, 2003, you may continue to purchase them and should refer to the separate prospectus for more information.

o Gartmore Enhanced Income Fund offers four share classes: Class A, Class R, Institutional Service Class, and Institutional Class.

o Gartmore Money Market Fund offers three share classes: Service Class, Institutional Class and Prime Shares.


o Gartmore Short Duration Bond Fund offers four classes of shares: Class A, Class C, Service Class and Institutional Class.


IRA Class shares of the Gartmore Short Duration Bond Fund are closed to new investors, including any exchanges from other Gartmore mutual funds. Existing shareholders are permitted to continue to invest in the Fund both directly and through exchanges from other Gartmore funds, as well as through dividend and capital gain reinvestments. Gartmore will continue to monitor the cash flows from existing shareholders and may close the Fund to all further investments by existing shareholders at some point.


An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges, and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

2 | GARTMORE CORE FIXED INCOME SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

ASSET-BACKED SECURITIES - fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.


COMMERCIAL PAPER - short-term debt instruments, usually unsecured, issued by banks and corporations by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory and is acquired at either a discount or is interest bearing.


CORPORATE BONDS - debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.


DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.


FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.


INVESTMENT GRADE - the four highest rating categories of nationally recognized rating agencies, including Moody's, Standard & Poor's and Fitch.

HIGH-YIELD BONDS - fixed-income securities rated below investment grade by nationally recognized rating agencies, including Moody's, Standard & Poor's and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as "junk bonds". They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.


MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

MUNICIPAL OBLIGATIONS - fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.


TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).


U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

                                           GARTMORE CORE FIXED INCOME SERIES | 3

SECTION 1 GARTMORE BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed-income securities that are investment grade, including corporate bonds, U.S. government securities and U.S. government agency securities. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.


The Fund may also invest a portion of its assets in:

o     mortgage-backed securities

o     asset-backed securities


o     foreign government and corporate bonds, denominated in U.S. dollars


o commercial paper rated by a rating agency in one of the two highest rating categories


o     high-yield bonds


In selecting securities, the portfolio managers typically maintain an average portfolio duration of three to seven years.

The Fund's management seeks value, and may sell a security to take advantage of more favorable opportunities. The Fund also may sell a bond as it gets closer to its maturity in order to maintain the Fund's target duration and achieve an attractive total return.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.


CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio managers may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


If the value of the Fund's investments goes down, you may lose money.

4 | GARTMORE CORE FIXED INCOME SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

    1996    1997  1998    1999    2000    2001    2002    2003    2004    2005
   -----   -----  -----  ------  -----   -----   -----   -----   -----   -----
   1.50%   9.30%  8.40%  -2.80%  7.40%   9.80%   9.30%   6.40%   4.83%   3.13%

BEST QUARTER: 5.17% - 3RD QTR OF 2002
WORST QUARTER: -3.36% - 1ST QTR 1996

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                  1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                  -2.00%      5.35%       4.93%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(2)                  -2.78%      5.41%       4.95%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                 1.16%      5.67%       5.16%
--------------------------------------------------------------------------------
Class D shares - Before Taxes                     -1.53%      5.69%       5.17%
--------------------------------------------------------------------------------
Class D shares - After Taxes on Distributions     -3.04%      3.75%       2.91%
--------------------------------------------------------------------------------
Class D shares - After Taxes on
  Distributions and Sales of Shares               -1.00%      3.68%       2.97%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(2)                   2.73%      6.42%       5.53%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(2)       3.18%      6.68%       5.66%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index(4)    2.37%      6.11%       6.17%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns prior to the introduction of specific classes are based on both the previous performance of various classes of the predecessor fund and, after May 11, 1998, on the performance of various classes of the Fund as noted below. This performance is substantially similar to what the individual classes would have produced because these classes all invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.


      Class A (introduced May 11, 1998): Performance is based on the predecessor fund.

      Class B (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class X from May 11, 1998, through September 4, 2003.

      Class C (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998, the Fund's Class D from May 11, 1998, through March 1, 2001, and the Fund's Class Y from March 1, 2001 through September 4, 2003.

      Class R (introduced October 1, 2003): Performance is based on the predecessor fund through May 11, 1998, and the Fund's Class D from May 11, 1998, through October 1, 2003.

      Institutional Class (introduced June 29, 2004): Performance is based on the predecessor fund through May 11, 1998, and the Fund's Class D from May 11, 1998, through June 29, 2004.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.

(4) The Lehman Brothers Government/Credit Bond Index is an unmanaged index of U.S. government and investment-grade corporate bonds with at least one year to maturity. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

                                           GARTMORE CORE FIXED INCOME SERIES | 5

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                                        INSTITUTIONAL
FROM YOUR INVESTMENT)(1)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES  CLASS R SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                        4.25%(2)        None            None            4.50%(2)        None            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                     None(3)         5.00%(4)        1.00%(5)        None            None            None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)              2.00%           2.00%           2.00%           2.00%           2.00%           2.00%

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                                                     INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES  CLASS R SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                               0.50%           0.50%           0.50%           0.50%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder servicing
costs)                                 0.25%           1.00%           1.00%           None            0.40%(7)        None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                      0.36%           0.28%           0.28%           0.33%           0.48%           0.28%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES   1.11%           1.78%           1.78%           0.83%           1.38%           0.78%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A and Class D Shares.

(3) A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D and Class R shares. For the year ended October 31, 2005, administrative services fees for Class A, Class D and Class R shares were 0.08%, 0.05% and 0.20%, respectively The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


6 | GARTMORE CORE FIXED INCOME SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                             $533      $763    $1,011     $1,719
--------------------------------------------------------------------------------
Class B shares                              $681      $860    $1,164     $1,836
--------------------------------------------------------------------------------
Class C shares                              $281      $560    $  964     $2,095
--------------------------------------------------------------------------------
Class D shares                              $531      $703    $  890     $1,429
--------------------------------------------------------------------------------
Class R shares                              $140      $437    $  755     $1,657
--------------------------------------------------------------------------------
Institutional Class shares                  $ 80      $249    $  433     $  966
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                              $181      $560      $964     $1,836
--------------------------------------------------------------------------------
Class C shares                              $181      $560      $964     $2,095
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                           GARTMORE CORE FIXED INCOME SERIES | 7

SECTION 1 GARTMORE ENHANCED INCOME FUND SUMMARY AND PERFORMANCE
          (FORMERLY GARTMORE MORLEY ENHANCED INCOME FUND)


OBJECTIVE

The Fund seeks a high level of current income while preserving capital and minimizing fluctuations in share value.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests primarily in high-grade corporate bonds, U.S. government securities and U.S. government agency securities. The Fund also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed-income securities that pay interest on either a fixed-rate or variable-rate basis.


In choosing securities for the Fund, the portfolio managers attempt to identify securities that, in their opinion, offer the best combination of yield, maturity and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The portfolio managers may sell securities in order to buy others which they believe will better serve the objectives of the Fund.


The Fund is managed so that its duration will be between 6 months and 1 year, and will not exceed two years, and the Fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.


CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio managers may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

8 | GARTMORE CORE FIXED INCOME SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                  2000    2001    2002    2003    2004    2005
                 -----   -----   -----   -----   -----   -----
                 4.80%   2.50%   2.20%   0.90%   0.49%   2.17%

BEST QUARTER: 1.59% - 3RD QTR OF 2000
WORST QUARTER: -0.36% - 2ND QTR OF 2004

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                               SINCE INCEPTION
                                            1 YEAR   5 YEARS   (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes               -1.71%     0.88%          1.52%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions                         -2.63%    -0.36%          0.10%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
   Distributions and Sales of Shares(2)     -1.12%     0.00%          0.42%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)             2.31%     1.63%          2.15%(3)
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                              2.37%     1.79%          2.31%
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes                              2.51%     2.02%          2.55%
--------------------------------------------------------------------------------
Composite Index(4)                           2.72%     2.80%          3.48%
--------------------------------------------------------------------------------
ML 6-Month T-Bill Index(4)                   3.10%     2.59%          3.24%
--------------------------------------------------------------------------------
ML 1-Year T-Bill Index(4)                    2.34%     3.01%          3.72%
--------------------------------------------------------------------------------
Lipper Ultra-Short Bond Fund Index(5)        2.73%     2.74%          3.43%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) The after-tax lifetime performance of Class A shares assumes that losses on the sale of those shares would offset the taxes paid on distributions and other income. That is why the performance for "Class A shares --After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes.


(3) Returns before the first offering of Class R shares (10/1/03) are based on the previous performance of Class A shares. This performance is substantially similar to what Class R shares would have produced because these two classes invest in the same portfolio of securities. Returns for Class R have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Effective February 28, 2006, the Fund changed its benchmark from the Lipper Ultra-Short Bond Fund Index to a Composite Index composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index/50% Merrill Lynch 1-Year Treasury Bill Index. Gartmore Morley Capital Management, Inc. (the "Adviser") believes that the Composite Index more closely reflects the objectives and strategies of the Fund. The ML 6-Month T-Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date. The ML 1-Year T-Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of these Indexes would be lower.

(5) Prior to February 28, 2006 the Fund's benchmark was the Lipper Ultra-Short Bond Fund Index, an unmanaged index that consists of fixed-income funds with very short durations (between 91 and 365 days), relatively little market price sensitivity to changes in interest rates, and at least 65% of their assets in investment-grade debt instruments. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


                                           GARTMORE CORE FIXED INCOME SERIES | 9

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                            INSTITUTIONAL         INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                                   CLASS A SHARES  CLASS R SHARES  SERVICE CLASS SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon purchases
(as a percentage of offering price)                        2.25%(2)        None            None                  None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) imposed
upon redemptions (as a percentage of offering or
sale price, whichever is less)                             None(3)         None            None                  None

------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES                                                   INSTITUTIONAL         INSTITUTIONAL
THAT ARE DEDUCTED FROM FUND ASSETS)                        CLASS A SHARES  CLASS R SHARES  SERVICE CLASS SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's investments
professionally managed)                                    0.35%           0.35%           0.35%                 0.35%
------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid from
Fund assets to cover the cost of sales, promotions
and other distribution activities, as well as certain
shareholder servicing costs)                               0.25%           0.40%(4)        None                  None
------------------------------------------------------------------------------------------------------------------------------
Other Expenses(5)                                          0.25%           0.35%           0.40%                 0.15%
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                       0.85%           1.10%           0.75%                 0.50%
------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense Reimbursement(6)              0.05%           0.05%           0.05%                 0.05%
------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)                             0.80%           1.05%           0.70%                 0.45%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $100,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Class A Shares.


(3) A contingent deferred sales charge (CDSC) of up to 0.35% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.


(4) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(5) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.10%, 0.20% and 0.25% respectively The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(6) The Gartmore Mutual Funds (the "Trust") and Gartmore Morley Capital Management, Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 0.45% at least through February 28, 2007, for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative service fees and may exclude other expenses as well.


      If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.95% for Class A shares and 1.20% for Class R shares of the Fund before the Adviser would be required to further limit the Fund's expenses.

10 | GARTMORE CORE FIXED INCOME SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------
Class A shares*                      $  305   $   485    $  681  $  1,246
--------------------------------------------------------------------------
Class R shares                       $  107   $   345    $  601  $  1,336
--------------------------------------------------------------------------
Institutional Service Class shares   $   72   $   235    $  412  $    526
--------------------------------------------------------------------------
Institutional Class shares           $   46   $   155    $  275  $    623
--------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                          GARTMORE CORE FIXED INCOME SERIES | 11

SECTION 1 GARTMORE GOVERNMENT BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in U.S. government securities and U.S. government agency securities. The Fund's management seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.


In selecting investments for the Fund, the portfolio manager uses interest rate expectations, duration analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying them at attractive values and holding them as they increase in value. The Fund will generally maintain an average dollar-weighted maturity of five to nine years, and an average portfolio duration of four to six years.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated bonds.


SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

If the value of the Fund's investments goes down, you may lose money.

12 | GARTMORE CORE FIXED INCOME SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

1996   1997   1998    1999    2000   2001    2002    2003   2004   2005
-----  -----  -----  ------  ------  -----  ------  -----  -----  -----
3.30%  9.50%  8.20%  -2.00%  12.90%  7.90%  11.00%  1.90%  3.42%  2.77%

BEST QUARTER: 5.58% - 3RD QTR OF 2001
WORST QUARTER: -2.48% - 2ND QTR OF 2004

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                               1 YEAR   5 YEARS   10 YEARS
---------------------------------------------------------------------------
Class A shares - Before Taxes(2)               -2.36%     4.06%      5.09%
---------------------------------------------------------------------------
Class B shares - Before Taxes(2)               -3.01%     4.14%      5.13%
---------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)              0.85%     4.38%      5.32%
---------------------------------------------------------------------------
Class D shares - Before Taxes                  -1.89%     4.37%      5.32%
---------------------------------------------------------------------------
Class D shares - After Taxes
   on Distributions                            -3.18%     2.41%      3.13%
---------------------------------------------------------------------------
Class D shares - After Taxes on
   Distributions and Sales of Shares           -1.23%     2.57%      3.19%
---------------------------------------------------------------------------
Class R shares - Before Taxes(2)                2.46%     5.15%      5.70%
---------------------------------------------------------------------------
Institutional Class shares - Before Taxes(2)    2.84%     5.37%      5.82%
---------------------------------------------------------------------------
Merrill Lynch Government Master Index(4)        2.66%     5.33%      5.91%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns prior to the introduction of specific classes are based on both the previous performance of various classes of the predecessor fund and, after May 11, 1998, on the performance of various classes of the Fund as noted below. This performance is substantially similar to what the individual classes would have produced because these classes all invest in the same portfolio of securities. Returns have been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Returns have not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.


      Class A (introduced May 11, 1998): Performance is based on the predecessor fund.

      Class B (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998 and the Fund's Class X from May 11, 1998, through September 4, 2003.

      Class C (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998, the Fund's Class D from May 11, 1998, through March 1, 2001, and the Fund's Class Y from March 1, 2001 through September 4, 2003.

      Class R (introduced October 1, 2003): Performance is based on the predecessor fund through May 11, 1998, and the Fund's Class D from May 11, 1998, through October 1, 2003.

      Institutional Class (introduced June 29, 2004): Performance is based on the predecessor fund through May 11, 1998, and the Fund's Class D from May 11, 1998, through June 29, 2004.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.

(4) The Merrill Lynch Government Master Index is an unmanaged index of U.S. government bonds that gives a broad look at how those types of bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

                                          GARTMORE CORE FIXED INCOME SERIES | 13

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                                        INSTITUTIONAL
FROM YOUR INVESTMENT)(1)               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES  CLASS R SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                        4.25%(2)        None            None            4.50%           None            None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                     None(3)         5.00%(4)        1.00%(5)        None            None            None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)              2.00%           2.00%           2.00%           2.00%           2.00%           2.00%

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                                                     INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES  CLASS R SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                               0.50%           0.50%           0.50%           0.50%           0.50%           0.50%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder servicing
costs)                                 0.25%           1.00%           1.00%           None            0.40%(7)        None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                      0.35%           0.21%           0.21%           0.30%           0.41%           0.21%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                     1.10%           1.71%           1.71%           0.80%           1.31%           0.71%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class:--Class A and Class D Shares.


(3) A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.


(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D and Class R shares. For the year ended October 31, 2005, administrative services fees for Class A and Class R shares were 0.14%, 0.20% respectively The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


14 | GARTMORE CORE FIXED INCOME SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                           $  532   $   760   $ 1,005   $  1,708
--------------------------------------------------------------------------------
Class B shares                            $  674   $   839   $ 1,128   $  1,782
--------------------------------------------------------------------------------
Class C shares                            $  274   $   539   $   528   $  2,019
--------------------------------------------------------------------------------
Class D shares                            $  528   $   694   $   874   $  1,395
--------------------------------------------------------------------------------
Class R shares                            $  133   $   415   $   718   $  1,579
--------------------------------------------------------------------------------
Institutional Class shares                $   73   $   227   $   395   $    883
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares:**


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                            $  174    $  539   $   928   $  1,782
--------------------------------------------------------------------------------
Class C shares                            $  174    $  539   $   928   $  2,019
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher

                                          GARTMORE CORE FIXED INCOME SERIES | 15

SECTION 1 GARTMORE MONEY MARKET FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

PRINCIPAL STRATEGIES

The Fund seeks to maintain a fixed net asset value of $1.00 per share by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations primarily include:

o commercial paper and other fixed-income securities issued by U.S. and foreign corporations

o     asset-backed securities comprised of commercial paper

o     U.S. government securities and U.S. government agency securities

o     obligations of foreign governments

o     commercial paper issued by states and municipalities

o obligations of U.S. banks, foreign banks and U.S. branches of foreign banks

All of the money market obligations held by the Fund must be denominated in U.S. dollars. The Fund's money market securities also must be rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, be of comparable quality.


The Fund may invest in floating- and variable-rate obligations and may enter into repurchase agreements. The Fund's dollar-weighted average maturity will be 90 days or less.


Because the Fund invests in short-term securities, the portfolio manager generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

PRINCIPAL RISKS

While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a fixed net asset value of $1.00 per share; therefore, you could lose money.

There is no guarantee that the Fund will provide a certain level of income or that that income will stay ahead of inflation. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Other risks of investing in the Fund include:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a money market issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated instruments.


SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.


PREPAYMENT RISK - certain money market instruments will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

SHARE REDUCTION RISK - In order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.


If the value of the Fund's investments goes down, you may lose money.


16 | GARTMORE CORE FIXED INCOME SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. All of the Fund's shares were reclassified as Prime shares on January 4, 1999. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 7-day yield.

ANNUAL TOTAL RETURNS - PRIME SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

1996    1997    1998    1999    2000   2001   2002   2003   2004   2005
-----   -----   -----   -----   -----  -----  -----  -----  -----  -----
5.00%   5.10%   5.10%   4.70%   5.90%  3.50%  1.10%  0.60%  0.83%  2.72%

BEST QUARTER: 1.52% - 4TH QTR OF 2000
WORST QUARTER: 0.13% - 3RD AND 4TH QTR OF 2003 AND
1ST AND 2ND QTR OF 2004

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005
                                                   1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
Prime shares                                        2.72%      1.74%      3.43%
--------------------------------------------------------------------------------
Service Class shares(2)                             2.57%      1.62%      3.35%
--------------------------------------------------------------------------------
Institutional Class shares(2)                       2.77%      1.80%      3.46%
--------------------------------------------------------------------------------
iMoneyNet First Tier Retail Index(3)                2.46%      8.50%     38.72%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns between May 11, 1998, and the introduction of the Service Class (January 4,1999) and the Institutional Class (December 31, 2001) include the previous performance of the Fund's Prime shares. This performance is substantially similar to what the individual classes would have produced because these classes all invest in the same portfolio of securities. Performance has not been adjusted to reflect different expense levels, which if reflected would have resulted in lower performance for the Service Class.

(3) The iMoneyNet First Tier Retail Index is an unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, other U.S. government securities, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes, and asset-backed commercial paper.


                                          GARTMORE CORE FIXED INCOME SERIES | 17

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying shares of the Fund, depending on the share class you select. There are no sales charges to purchase or sell shares of the Gartmore Money Market Fund.


-------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES               PRIME   SERVICE CLASS  INSTITUTIONAL
THAT ARE DEDUCTED FROM FUND ASSETS)                    SHARES  SHARES         CLASS SHARES
-------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)                    0.39%   0.39%          0.39%
-------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid from
Fund assets to cover the cost of sales, promotions
and other distribution activities, as well as certain
shareholder servicing costs)                           None    0.10%(1)       None
-------------------------------------------------------------------------------------------
Other Expenses(2)                                      0.21%   0.29%          0.15%
-------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                   0.60%   0.78%          0.54%
-------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense Reimbursement(3)          None    0.03%          None
-------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)                         0.60%   0.75%          0.54%

(1) Pursuant to the Fund's Rule 12b-1 Plan, Service Class shares are subject to a maximum 12b-1 fee of 0.15% of the average daily net assets of the Fund's Service Class shares.

(2) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Prime shares and Service Class shares. For the year ended October 31, 2005, administrative services fees for Prime shares and Service Class shares were 0.06% and 0.14% respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(3) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses at least through February 28, 2007. The limit is 0.59% for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative service fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Any reimbursements to the Adviser must be paid at a date no more than three years after the end of the fiscal year in which the Adviser made or waived the payment for which it is being reimbursed.

      If the maximum amount of the Rule 12b-1 fees and administrative service fees were charged, "Total Annual Fund Operating Expenses" could increase to 0.91% for Service Class shares and 0.79% for Prime shares before the Adviser would be required to limit the Fund's expenses.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Prime shares                                 $   61   $  192  $   335   $   750
--------------------------------------------------------------------------------
Service Class shares                         $   77   $  246  $   430   $   963
--------------------------------------------------------------------------------
Institutional Class shares                   $   55   $  173  $   302   $   677


18 | GARTMORE CORE FIXED INCOME SERIES

SECTION 1 GARTMORE SHORT DURATION BOND FUND SUMMARY AND PERFORMANCE


OBJECTIVE

The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests primarily in U.S. government securities, U.S. government agency securities, and corporate bonds that are investment grade. The Fund also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed-income securities that pay interest on either a fixed-rate or variable-rate basis.


In choosing securities for the Fund, the portfolio managers attempt to identify securities that, in their opinion, offer the best combination of yield, maturity and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The portfolio managers may sell securities in order to buy others which they believe will better serve the objectives of the Fund.

The Fund is managed so that its duration generally will not exceed three years, and the Fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.


CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio managers may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

                                          GARTMORE CORE FIXED INCOME SERIES | 19

PERFORMANCE


Prior to October 4, 2004, the Fund was invested in a combination of short- and intermediate-term fixed-income securities and wrap contracts issued by financial institutions intended to stabilize the Fund's NAV. Since that date, the Fund has ceased to use wrap contracts as a temporary defensive measure. For the period between October 4, 2004, and December 6, 2004, the Fund concentrated its investments in short-term fixed-income instruments with less than 60 days to maturity. Beginning December 6, 2004, the Fund began to pursue its new investment objective and strategies as described herein and the Fund's share price fluctuates daily.

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

               2000     2001     2002     2003     2004     2005
               -----    -----    -----    -----    -----    -----
               5.65%    5.47%    4.19%    2.88%    1.79%    1.53%

BEST QUARTER: 1.46% - 4TH QTR OF 2000
WORST QUARTER: -0.21% - 1ST QTR OF 2005


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005


------------------------------------------------------------------------------------------------
                                                                                SINCE INCEPTION
                                                          1 YEAR      5 YEARS    (FEB. 1, 1999)
------------------------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                          -1.54%        2.55%          3.30%
------------------------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions(2)          -2.54%        1.20%          1.74%
------------------------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and Sale of Shares(2)                                  -1.00%        1.35%          1.85%
------------------------------------------------------------------------------------------------
Class C shares - Before Taxes(2)                           0.34%        3.09%          3.69%(2)
------------------------------------------------------------------------------------------------
Service Class shares - Before Taxes                        1.51%        3.16%          3.75%(2)
------------------------------------------------------------------------------------------------
IRA Class shares - Before Taxes                            1.46%        3.14%          3.73%
------------------------------------------------------------------------------------------------
Institutional Class shares - Before Taxes                  1.78%        3.54%          4.14%
------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index(4)                   1.67%        3.67%          4.18%


(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns shown prior to the creation of Class A shares (7/16/03) include the previous performance of the Fund's IRA Class shares. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class A shares would have produced because Class A Shares will invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waiver or reimbursements. Class A returns have been restated for the applicable sales charges.


(3) Returns before the first offering of Class C shares (2/28/05) are based on the previous performance of Class A shares. This performance is substantially similar to what Class C shares would have produced because these two classes invest in the same portfolio of securities. Returns for Class C shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


20 | GARTMORE CORE FIXED INCOME SERIES

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.


---------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                              SERVICE CLASS  INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                     CLASS A SHARES  CLASS C SHARES  SHARES         CLASS SHARES   IRA CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                              2.25%(2)        None            None           None           None
---------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                           None(3)         0.75%(4)        None           None           None
---------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                    2.00%           2.00%           2.00%          2.00%          2.00%

---------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                           SERVICE CLASS  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)                   CLASS A SHARES  CLASS C SHARES  SHARES         CLASS SHARES   IRA CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)(6)                                  0.35%           0.35%           0.35%          0.35%          0.35%
---------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as certain
shareholder servicing costs)                 0.25%           0.75%           0.25%          None           0.25%
---------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                            0.28%           0.28%           0.32%          0.28%          0.36%
---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                           0.88%           1.38%           0.92%          0.63%          0.96%
---------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(8)                     0.08%           0.08%           0.08%          0.08%          0.08%
---------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                      0.80%           1.30%           0.84%          0.55%          0.88%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $100,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Class A Shares.


(3) A contingent deferred sales charge (CDSC) of up to 0.35% will apply to redemptions of Class A shares if purchased without sales charge and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC of 0.75% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.

(5) A redemption/exchance fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund Shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in omnibus accounts or retirement plans that cannot implement the fee.

(6) Gartmore Morley Capital Management, Inc. (the "Adviser") is currently waiving 0.10% of its management fee. It may discontinue doing so to the extent permitted by the Fund's expense limitation agreement as described below.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Service Class and IRA Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Service Class and IRA Class shares were 0.00%, 0.04%, and 0.08%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) The Gartmore Mutual Funds (the "Trust") and the Adviser have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to any taxes, interest, brokerage fees, extraordinary expenses, expenses related to wrap contracts, short sale dividend expenses, Rule 12b-1 fees and administrative services fees) from exceeding 0.55% for all share classes at least through February 28, 2007. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Any reimbursements to the Adviser must be paid at a date no more than three years after the end of the fiscal year in which the Adviser made or waived the payment for which it is being reimbursed.


                                          GARTMORE CORE FIXED INCOME SERIES | 21

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A shares*                         $ 305      $ 492      $ 694     $ 1,278
--------------------------------------------------------------------------------
Class C shares                          $ 207      $ 429      $ 748     $ 1,650
--------------------------------------------------------------------------------
Service Class shares                    $  86      $ 285      $ 501     $ 1,124
--------------------------------------------------------------------------------
Institutional Class shares              $  56      $ 194      $ 343     $   779
--------------------------------------------------------------------------------
IRA Class shares                        $  90      $ 298      $ 523     $ 1,171
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares:**


                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class C shares                          $ 132      $ 429      $ 748     $ 1,650
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Service Class, Institutional Class and IRA Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

22 | GARTMORE CORE FIXED INCOME SERIES

SECTION 1 GARTMORE TAX-FREE INCOME FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with preserving capital by investing in investment grade municipal obligations.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade fixed-income securities that qualify as municipal obligations. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. The Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities, and floating and variable rate bonds, and may invest up to 20% of its net assets in municipal securities whose interest income is treated as a preference item for purposes of the federal alternative minimum tax. In selecting securities for the Fund, the Fund's management seeks value.


A security may be sold to take advantage of more favorable opportunities.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.


CREDIT RISK - a municipal issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.


SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

TAX RISK - a municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax-exemption may be less valuable, causing the value of a municipal bond to decline.

If the value of the Fund's investments goes down, you may lose money.

                                          GARTMORE CORE FIXED INCOME SERIES | 23

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
3.70%   8.60%   5.60%   -3.60%  11.40%  4.60%   8.50%   5.00%   4.44%   3.02%

BEST QUARTER: 4.66% - 3RD QTR OF 2002
WORST QUARTER: -2.66% - 2ND QTR OF 2004

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                         1 YEAR         5 YEARS        10 YEARS
------------------------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                         -2.11%           3.80%           4.35%
------------------------------------------------------------------------------------------------
Class B shares - Before Taxes(2)                         -2.90%           3.79%           4.35%
------------------------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                        1.09%           4.01%           4.52%
------------------------------------------------------------------------------------------------
Class D shares - Before Taxes                            -1.60%           4.14%           4.58%
------------------------------------------------------------------------------------------------
Class D shares - After Taxes on Distributions            -1.60%           4.14%           4.58%
------------------------------------------------------------------------------------------------
Class D shares - After Taxes on Distributions
   and Sales of Shares                                    0.29%           4.19%           4.58%
------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(4)                   3.51%           5.59%           5.71%
------------------------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns prior to the introduction of specific classes are based on both the previous performance of various classes of the predecessor fund and, after May 11, 1998, on the performance of various classes of the Fund as noted above. This performance is substantially similar to what the individual classes would have produced because these classes all invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.


      Class A (introduced May 11, 1998): Performance is based on the predecessor fund.

      Class B (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998, and the Fund's Class X from May 11, 1998, through September 4, 2003.

      Class C (introduced September 4, 2003): Performance is based on the predecessor fund through May 11, 1998, the Fund's Class D from May 11, 1998, through March 1, 2001, and the Fund's Class Y from March 1, 2001, through September 4, 2003.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.

(4) The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

24 | GARTMORE CORE FIXED INCOME SERIES

FEES AND EXPENSES


This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.



---------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY
FROM YOUR INVESTMENT)(1)                               CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed upon purchases
(as a percentage of offering price)                    4.25%(2)        None            None            4.50%(2)
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) imposed
upon redemptions (as a percentage of offering or
sale price, whichever is less)                         None(3)         5.00%(4)        1.00%(5)        None
---------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as percentage of
amount redeemed or exchanged)(6)                       2.00%           2.00%           2.00%           2.00%

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)                    CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS D SHARES
---------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)                    0.50%           0.50%           0.50%           0.50%
---------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees (paid from
Fund assets to cover the cost of sales, promotions
and other distribution activities, as well as certain
shareholder servicing costs)                           0.25%           1.00%           1.00%           None
---------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                                      0.23%           0.23%           0.23%           0.23%
---------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                   0.98%           1.73%           1.73%           0.73%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Class A and Class D Shares.

(3) A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. For more information, see Section 4, Investing with
      Gartmore: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class D shares. For the year ended October 31, 2005, administrative services fees for Class A and Class D shares were 0.00% and 0.00%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.


                                          GARTMORE CORE FIXED INCOME SERIES | 25

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Class A shares*                          $  521   $   724   $   944    $ 1,575
-------------------------------------------------------------------------------
Class B shares                           $  676   $   845   $ 1,139    $ 1,749
-------------------------------------------------------------------------------
Class C shares                           $  276   $   545   $   939    $ 2,041
-------------------------------------------------------------------------------
Class D shares                           $  521   $   673   $   838    $ 1,316
-------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                            $  176   $   545   $   939   $  1,749
--------------------------------------------------------------------------------
Class C shares                            $  176   $   545   $   939   $  2,041
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more) and Class D shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

26 | GARTMORE CORE FIXED INCOME SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

INTEREST RATE RISK - prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


CREDIT RISK - the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating can also adversely affect the value of a Fund's investments. High-yield bonds are generally more exposed to credit risk than are investment grade securities.


EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.


U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.


U.S. government agency securities may include obligations issued by:

o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates

o     the Federal Home Loan Banks

o     the Federal National Mortgage Association ("FNMA")

o the Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC")

o     the Federal Farm Credit Banks

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.

MORTGAGE-BACKED SECURITIES - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

ASSET-BACKED SECURITIES - Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund's portfolio may increase. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities.


HIGH-YIELD BONDS AND OTHER LOWER RATED SECURITIES - Investment in high-yield bonds and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. Therefore, Funds that invest in high-yield bonds are subject to these risks:


o increased price sensitivity to changing interest rates and to adverse economic and business developments

o     greater risk of loss due to default or declining credit quality

o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due


o negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.


                                          GARTMORE CORE FIXED INCOME SERIES | 27

FOREIGN SECURITIES RISK - Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:


o     political and economic instability

o     the impact of currency exchange rate fluctuations

o     reduced information about issuers

o     higher transaction costs

o     less stringent regulatory and accounting standards

o     delayed settlement

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.


REPURCHASE AGREEMENTS - When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.



DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:


o the other party to the derivatives contract may fail to fulfill its obligations

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets

o the Fund may suffer disproportionately heavy losses relative to the amount invested

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

ZERO COUPON BONDS - These securities pay no interest during the life of the security, and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. To avoid federal income tax liability, a fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.


FLOATING- AND VARIABLE-RATE SECURITIES - These securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating-and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund's income.

Like other fixed -income securities, floating and variable rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.


PORTFOLIO TURNOVER - Each of the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility, and


o     result in additional tax consequences for Fund shareholders.


28 | GARTMORE CORE FIXED INCOME SERIES

TEMPORARY INVESTMENTS - Gartmore Bond Fund, Gartmore Enhanced Income Fund, Gartmore Government Bond Fund, Gartmore Short Duration Bond Fund and Gartmore Tax-Free Income Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities,

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks,

o     prime quality commercial paper,

o repurchase agreements covering any of the securities in which the Fund may invest directly, and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


The Funds currently post the top 10 portfolio holdings for each Fund's calendar quarter on the Trust's internet site at www.gartmorefunds.com. The top 10 holdings are available no earlier than 10 business days after the end of a Fund's calendar quarter and will remain available until a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").


                                          GARTMORE CORE FIXED INCOME SERIES | 29

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISERS

Gartmore Mutual Fund Capital Trust, located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the investment adviser for Gartmore Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Government Bond Fund and Gartmore Money Market Fund. Gartmore Mutual Fund Capital Trust was organized in 1999 as an investment adviser for mutual funds.


Gartmore Morley Capital Management, Inc. ("GMCM") located at 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, is the investment adviser for the Gartmore Enhanced Income Fund and Gartmore Short Duration Bond Fund and is responsible for managing the Funds' investments and supervising the Funds' daily business affairs. GMCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. The firm focuses its investment management business on providing fixed income management services to tax-qualified retirement plans, mutual funds, collective investment trusts and separate investment accounts.


GMCM is a wholly owned subsidiary of Gartmore Morley Financial Services, Inc. ("GMFS"). GMFS, an Oregon corporation, is a wholly owned subsidiary of Gartmore Global Investments, Inc.


Both advisers are part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring 11 affiliated investment advisers. Collectively, these affiliates (located in the United States, the United Kingdom and Japan) had approximately $84.7 billion in net assets under management as of December 31, 2005.

Each Fund pays its investment adviser a management fee based on each Fund's average daily net assets. The total aggregate management fees paid by each Fund for the fiscal year ended October 31, 2005, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, were as follows:

FUND                                ACTUAL MANAGEMENT FEE PAID
---------------------------------------------------------------
Gartmore Bond Fund                                       0.50%
---------------------------------------------------------------
Gartmore Enhanced Income Fund                            0.30%
---------------------------------------------------------------
Gartmore Government Bond Fund                            0.50%
---------------------------------------------------------------
Gartmore Money Market Fund                               0.40%
---------------------------------------------------------------
Gartmore Short Duration Bond Fund                        0.25%
---------------------------------------------------------------
Gartmore Tax-Free Income Fund                            0.50%
---------------------------------------------------------------

The total annual advisory fees that can be paid to each Fund's respective Adviser (as a percentage of average daily net assets) are as follows:

FUND/ASSETS                                     MANAGEMENT FEE
---------------------------------------------------------------
GARTMORE BOND FUND, GARTMORE GOVERNMENT BOND FUND AND
GARTMORE TAX-FREE INCOME FUND
---------------------------------------------------------------
$0 up to $250 million                                    0.50%
$250 million up to $1 billion                           0.475%
---------------------------------------------------------------
$1 billion up to $2 billion                              0.45%
---------------------------------------------------------------
$2 billion up to $5 billion                             0.425%
---------------------------------------------------------------
$5 billion or more                                       0.40%
---------------------------------------------------------------

GARTMORE ENHANCED INCOME FUND AND
GARTMORE SHORT DURATION BOND FUND
---------------------------------------------------------------
$0 up to 500 million                                     0.35%
---------------------------------------------------------------
$500 million up to $1 billion                            0.34%
---------------------------------------------------------------
$1 billion up to $3 billion                             0.325%
---------------------------------------------------------------
$3 billion up to $5 billion                              0.30%
---------------------------------------------------------------
$5 billion up to $10 billion                            0.285%
---------------------------------------------------------------
$10 billion or more                                     0.275%
---------------------------------------------------------------

GARTMORE MONEY MARKET FUND
---------------------------------------------------------------
Up to $1 billion                                         0.40%
---------------------------------------------------------------
$1 billion up to $2 billion                              0.38%
---------------------------------------------------------------
$2 billion up to $5 billion                              0.36%
---------------------------------------------------------------
$5 billion or more                                       0.34%
---------------------------------------------------------------

A discussion of the basis for the Board of Trustees' approval of the investment advisory agreements for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from November 1, 2004 to April 30, 2005.

PORTFOLIO MANAGEMENT


GARTMORE BOND FUND

Gary S. Davis, CFA and Mabel C. Brown, CFA, CPA are portfolio co-managers of the Gartmore Bond Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.


Mr. Davis joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1998 as a senior portfolio manager and is currently a director. He manages and co-manages with Ms. Brown, other institutional fixed-income accounts for Nationwide Insurance. Prior to joining Nationwide Insurance, he was with John Nuveen/Flagship Financial for five years.

Ms. Brown joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1998 as a senior investment analyst and is currently a director. She also co-manages with Mr. Davis, other institutional fixed-income accounts for Nationwide Insurance. Prior to joining Nationwide Insurance, she was with the Ohio Bureau of Workers' Compensation.


30 | GARTMORE CORE FIXED INCOME SERIES

GARTMORE ENHANCED INCOME FUND AND GARTMORE
SHORT DURATION BOND FUND

Perpetua M. Phillips, vice president and senior portfolio manager, and Shane Johnston, portfolio manager, are responsible for the day-to-day management of the Funds, including the selection of the Funds' investments.

Ms. Phillips joined GMCM in 1999. She has 16 years of experience in finance and investments, including portfolio management of indexed and total return portfolios and fixed-income research and analysis.

Mr. Johnston joined GMCM in 2000. He has five years of experience in finance and investments, including fixed-income portfolio management and training.


GARTMORE GOVERNMENT BOND FUND


Gary R. Hunt, CFA, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Hunt has either managed or co-managed the Gartmore Government Bond Fund, and its predecessor funds, since March 1997. He also manages the Gartmore GVIT Government Bond Fund and an offshore U.S. government bond fund. He joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1992 as a securities analyst. He is currently a director and manages the U.S. Treasury, Agency and Agency Mortgage Backed sector for Nationwide Insurance.


GARTMORE MONEY MARKET FUND

Patricia Mynster is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Ms. Mynster joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1969 and now serves as Director of Securities Investments. Ms. Mynster has managed the Gartmore Money Market Fund and its predecessor since July 1997, and has managed short-term investments for Nationwide since 1977.


GARTMORE TAX-FREE INCOME FUND


Alpha Benson is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Ms. Benson joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1977 as a financial analyst and now serves as Director of Municipal Securities. She has managed the Gartmore Tax-Free Income Fund and its predecessor since its inception in March 1986.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


                                          GARTMORE CORE FIXED INCOME SERIES | 31

SECTION 4 INVESTING WITH GARTMORE


CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you,

o     how long you expect to own your shares,

o     how much you intend to invest,

o     total costs and expenses associated with a particular share class, and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------


The Gartmore Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B, Class C and Prime shares, which are available to all investors.

Class D, Class R, Service Class, Institutional Service Class, Institutional Class and IRA Class shares are available only to certain investors. For eligible investors these share classes may be more suitable than Class A, Class D, Class B, Class C or Prime shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

COMPARING CLASS A, CLASS D, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES       POINTS TO CONSIDER


CLASS A SHARES
CLASS D SHARES

Front-end sales charge    A front-end sales charge means that
up to 4.25% for Class A      a portion of your initial investment
shares and 4.50% for         goes toward the sales charge and is
Class D shares. (2.25%       not invested.
for Gartmore Enhanced
Income Fund and           Reduction and waivers of sales charges
Gartmore Short Duration      may be available.
Bond Fund)
                          Total annual operating expenses are
Contingent deferred          lower than Class B and Class C charges
sales charge (CDSC)(1)       which means higher dividends and/or
                             NAV per share.

Annual service and/or     No conversion feature.
12b-1 fee up to 0.25%
(Class A shares only)     No maximum investment amount.
--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%          No front-end sales charge means your
                             full investment immediately goes
                             toward buying shares.
                          No reduction of CDSC, but waivers
                             may be available.
                          The CDSC declines 1% in most years to
                             zero after six years.

Annual service and/or     Total annual operating expenses are higher
12b-1 fee up to 1.00%        than Class A charges which means lower
                             dividends and/or NAV per share.

                          Automatic conversion to Class A shares
                             after seven years, which means lower
                             annual expenses in the future.

                          Maximum investment amount of $100,000.
                             Larger investments may be rejected.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%             No front-end sales charge means your full
                             investment immediately goes toward
                             buying shares.
                          No reduction of CDSC, but waivers may be
                             available.

                          The CDSC declines to zero after one year.

Annual service and/or     Total annual operating expenses are higher
12b-1 fee up to 1.00%        than Class A charges which means lower
(0.75% for Gartmore          dividends and/or NAV per share.
Short Duration Bond
Fund)                     No conversion feature.

                          Maximum investment amount of
                             $1,000,000(2).

                          Larger investments may be rejected.

(1) A CDSC of up to 0.75% for the Gartmore Bond Fund, the Gartmore Government Bond Fund and the Gartmore Tax-Free Income Fund; and 0.35% for the Gartmore Enhanced Income Fund and the Gartmore Short Duration Bond Fund will be charged on Class A shares redeemed within 18 months of purchase (or two years in the case of the Gartmore Enhanced Income Fund and the Gartmore Short Duration Bond Fund) if you paid no sales charge on the original purchase and which a finders fee was paid.


(2)   This limit was calculated based on a one-year holding period.

32 | GARTMORE CORE FIXED INCOME SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES FOR
GARTMORE BOND FUND, GARTMORE GOVERNMENT BOND FUND
AND GARTMORE TAX-FREE INCOME FUND


                       SALES CHARGE AS A PERCENTAGE OF
                       -------------------------------          DEALER
                                          NET AMOUNT     COMMISSION AS
AMOUNT OF                 OFFERING          INVESTED     PERCENTAGE OF
PURCHASE                     PRICE   (APPROXIMATELY)    OFFERING PRICE
-----------------------------------------------------------------------
Less than $100,000           4.25%             4.44%             3.75%
-----------------------------------------------------------------------
$100,000 to $249,999         3.50              3.63              3.00
-----------------------------------------------------------------------
$250,000 to $499,999         2.50              2.56              2.00
-----------------------------------------------------------------------
$500,000 to $999,999         2.00              2.04              1.75
-----------------------------------------------------------------------
$1 million or more         None                None              None*

GARTMORE ENHANCED INCOME FUND AND
GARTMORE SHORT DURATION BOND FUND

                       SALES CHARGE AS A PERCENTAGE OF
                       -------------------------------          DEALER
                                          NET AMOUNT     COMMISSION AS
AMOUNT OF                 OFFERING          INVESTED     PERCENTAGE OF
PURCHASE                     PRICE   (APPROXIMATELY)    OFFERING PRICE
-----------------------------------------------------------------------
Less than $100,000           2.25%             2.30%             2.00%
-----------------------------------------------------------------------
$100,000 to $499,999         1.75              1.78              1.50
-----------------------------------------------------------------------
$500,000 to $999,999         1.50              1.52              1.25
-----------------------------------------------------------------------
$1 million or more           None              None              None*

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.


CLASS D SHARES

Class D shares are available to the following:


o Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Gartmore Mutual Funds in May 1998, as long as they purchase the Class D shares through the same account in the same capacity, and

o Persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.


FRONT-END SALES CHARGES FOR CLASS D SHARES


                                       SALES CHARGE
                                    AS A PERCENTAGE            DEALER
                                      OF NET AMOUNT     COMMISSION AS
AMOUNT OF                OFFERING          INVESTED     PERCENTAGE OF
PURCHASE                    PRICE   (APPROXIMATELY)    OFFERING PRICE
----------------------------------------------------------------------
Less than $50,000           4.50%             4.71%             4.00%
----------------------------------------------------------------------
$50,000 to $99,999          4.00              4.17              3.50
----------------------------------------------------------------------
$100,000 to $249,999        3.00              3.09              2.50
----------------------------------------------------------------------
$250,000 to $499,999        2.50              2.56              1.75
----------------------------------------------------------------------
$500,000 to $999,999        2.00              2.04              1.25
----------------------------------------------------------------------
$1 million to $24,999,999   0.50              0.50              0.50
----------------------------------------------------------------------
$25 million or more         None              None              None


                                          GARTMORE CORE FIXED INCOME SERIES | 33

REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES


If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (E.G., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A and Class D Sales Charges" and "Waiver of Class A and Class D Sales Charges" below and "Reduction of Class A and Class D Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.gartmorefunds.com/invest/salesinformation.


REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.


o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.


o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you sell Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of selling shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your sale and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A shares with your purchase of Class D, Class B or Class C shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


--------------------------------------------------------------------------------
WAIVER OF CLASS A AND CLASS D SALES CHARGES

Front-end sales charges on Class A and Class D shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges. (Class A shares only)


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor. (Class A shares only)


o any investor who pays for shares with proceeds from sales of Gartmore Fund Class D shares if the new Fund does not offer Class D shares and Class A shares are purchased instead


o     retirement plans. (Class A shares only)


o investment advisory clients of Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust and their affiliates, and

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------


34 | GARTMORE CORE FIXED INCOME SERIES

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no frontend sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by Gartmore Mutual Funds (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase (24 months for Gartmore Enhanced Income Fund and Gartmore Short Duration Bond Fund). The CDSC covers the finders fee paid to the selling dealer. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or


o to shares acquired through reinvestment of dividends or capital gain distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES


AMOUNT OF                          $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                        TO $3,999,999   TO $24,999,999       OR MORE
-----------------------------------------------------------------------------
Amount of CDSC on
  Gartmore Enhanced Income
  Fund and Gartmore Short
  Duration Bond Fund if
  redeemed within 24 months
  of initial purchase                   0.35%           0.25%          0.15%
-----------------------------------------------------------------------------
Amount of CDSC on other Funds
if redeemed within 18 months
of purchase                             0.75%           0.50%          0.25%

Any CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.


The CDSC for Class A shares of the Fund(s) is described above; however, the CDSCs for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B, AND CLASS C
SHARES

The CDSC is waived on:

o the sale of Class A, Class B or Class C shares purchased through reinvested dividends or distributions. However, a CDSC is charged if you sell your Class B or Class C shares and then reinvest the proceeds in Class B or Class C shares within 30 days. The CDSC is re-deposited into your new account.


o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program.


o Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or disability.

o mandatory withdrawals from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts.


o sales of Class C shares from retirement plans offered by the Nationwide Trust Company.

For more complete information, see the SAI.
--------------------------------------------------------------------------------


CLASS B SHARES


Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.


If you sell Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

                                                                        7 YEARS
SALE WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS  OR MORE
--------------------------------------------------------------------------------
Sales charge      5%        4%        3%        3%        2%        1%       0%

CONVERSION OF CLASS B SHARES


After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the Class B shares converted; however, the total dollar value is the same.


                                          GARTMORE CORE FIXED INCOME SERIES | 35

CLASS C SHARES


Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you sell your Class C shares within the first year after you purchase them you must pay a CDSC of 1% (0.75% for Class C shares of the Gartmore Short Duration Bond Fund).


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------


SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Fund(s) offer Class R, Service Class, Institutional Service Class, Institutional Class and Prime (Gartmore Money Market Fund) shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.


If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,


o     the total expenses of the share class, and


o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R Shares ARE AVAILABLE to retirement plans including:

o     401(k) plans,

o     457 plans,

o     403(b) plans,

o     profit sharing and money purchase pension plans,

o     defined benefit plans,

o     non-qualified deferred compensation plans, and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.


The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.


Class R shares ARE NOT AVAILABLE to:

o     retail retirement accounts,

o     institutional non-retirement accounts,

o     traditional and Roth IRAs,

o     Coverdell Education Savings Accounts,

o     SEPs and SAR-SEPs,

o     SIMPLE IRAs,

o     one-person Keogh plans,

o     individual 403(b) plans, or

o     529 Plan accounts.


INSTITUTIONAL SERVICE CLASS AND SERVICE CLASS SHARES

Institutional Service Class and Service Class shares are available for purchase only by the following:


o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund(s) for these services;


o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;


o registered investment advisers investing on behalf of institutions and high net-worth individuals whose adviser is compensated by the Fund(s) for providing services; or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

36 | GARTMORE CORE FIXED INCOME SERIES

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Fund(s);


o institutional advisory accounts of Gartmore Mutual Fund Capital Trust or its affiliates, those accounts which have client relationships with an affiliate of Gartmore Mutual Fund Capital Trust, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;


o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals whose advisers derive compensation for advisory services exclusively from clients; or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"). These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

The Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class R, IRA Class and Service Class shares of the Fund(s) to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder servicing fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D, Institutional Service Class and Institutional Class shares pay no 12b-1 fees.


These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares (and Service Class shares of the Money Market Fund) pay the Distributor annual amounts not exceeding the following:


CLASS                      AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares             0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares             1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares             1.00%* (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares             0.50% (0.25% of which may be either
                           a distribution or service fee)
--------------------------------------------------------------------------------
Service Class shares
(Money Market Fund only)   0.15% (distribution or service fee)

*     0.75% for Gartmore Short Duration Bond Fund

ADMINISTRATIVE SERVICES FEES

Class A, Class D, Class R, Institutional Service Class, Service Class, IRA Class and Prime shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to 12b-1 fees for applicable classes as described above.) These fees are paid by these Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class D, Class R, Service Class, IRA Class and Prime shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class D, Class R, Institutional Service Class, Service Class, IRA Class and Prime share assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


                                          GARTMORE CORE FIXED INCOME SERIES | 37

REVENUE SHARING


The investment adviser and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o     the Fund's Distributor and other affiliates of the investment adviser,

o     broker-dealers,

o     financial institutions, and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.


CONTACTING GARTMORE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions

o     hear fund price information

o     obtain mailing and wiring instructions

INTERNET Go to www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses

o     obtain information on the Gartmore Funds

o     access your account information

o     request transactions, including purchases, redemptions and exchanges

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus Ohio 43219.

BY FAX 614-428-3278

38 | GARTMORE CORE FIXED INCOME SERIES

FUND TRANSACTIONS--CLASS A, CLASS D, CLASS B AND CLASS C SHARES


All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's net asset value (NAV) to receive that day's NAV.


HOW TO BUY SHARES                        HOW TO EXCHANGE* OR SELL** SHARES


BE SURE TO SPECIFY THE CLASS OF SHARES   UNCASHED OR UNDELIVERABLE CHECKS MAY
YOU WISH TO PURCHASE EACH FUND MAY       BE REDEPOSITED AFTER SIX MONTHS IN THE
REJECT ANY ORDER TO BUY SHARES AND MAY   FUND
SUSPEND THE SALE OF SHARES AT ANY TIME.

                                         *   EXCHANGE PRIVILEGES MAY BE AMENDED
                                             OR DISCONTINUED UPON 60-DAY WRITTEN
                                             NOTICE TO SHAREHOLDERS

                                         **  A MEDALLION SIGNATURE GUARANTEE MAY
                                             BE REQUIRED. SEE "MEDALLION
                                             SIGNATURE GUARANTEE" BELOW
--------------------------------------------------------------------------------

THROUGH AN AUTHORIZED INTERMEDIARY. The  THROUGH AN AUTHORIZED INTERMEDIARY.
Funds' Distributor has relationships     The Funds' Distributor has
with certain brokers and other           relationships with certain brokers and
financial intermediaries who are         other financial intermediaries who are
authorized to accept purchase, exchange  authorized to accept purchase,
and redemption orders for the Funds.     exchange and redemption orders for the
Your transaction is processed at the     Funds. Your transaction is processed
NAV next calculated after the Funds'     at the NAV next calculated after the
agent or an authorized intermediary      Funds' agent or an authorized
receives your order in proper form.      intermediary receives your order in
                                         proper form.
--------------------------------------------------------------------------------

BY MAIL. Complete an application and     BY MAIL OR FAX. You may request an
send with a check made payable to:       exchange or redemption by mailing or
Gartmore Funds. Payment must be made in  faxing a letter to Gartmore Funds. The
U.S. dollars and drawn on a U.S. bank.   letter must include your account
THE FUNDS DO NOT ACCEPT CASH, STARTER    numbers and the names of the Funds you
CHECKS, THIRD-PARTY CHECKS, TRAVELERS'   wish to exchange from and to. The
CHECKS, CREDIT CARD CHECKS OR MONEY      letter must be signed by all account
ORDERS.                                  owners. We reserve the right to
                                         request original documents for any
                                         faxed requests.
--------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic    BY TELEPHONE. You will have automatic
telephone privileges unless you decline  telephone privileges unless you
this option on your application. The     decline this option on your
Funds follow procedures to confirm that  application. The Funds follow
telephone instructions are genuine and   procedures to confirm that telephone
will not be liable for any loss,         instructions are genuine and will not
injury, damage or expense that results   be liable for any loss, injury, damage
from executing such instructions. The    or expense that results from executing
Funds may revoke telephone privileges    such instructions. The Funds may
at any time, without notice to           revoke telephone privileges at any
shareholders.                            time, without notice to shareholders.
                                         For redemptions, shareholders who own
                                         shares in an IRA account should call
                                         800-848-0920.

                                         ADDITIONAL INFORMATION FOR SELLING
                                         SHARES. The following types of
                                         accounts can use the voice-response
                                         system to sell shares: Individual,
                                         Joint, Transfer on Death, Trust and
                                         Uniform Gift/Transfer to Minors.

                                         A check made payable to the
                                         shareholder of record will be mailed
                                         to the address of record.

                                         The Funds may record telephone
                                         instructions to sell shares and may
                                         request sale instructions in writing,
                                         signed by all shareholders on the
                                         account.
--------------------------------------------------------------------------------

ON-LINE. Transactions may be made        ON-LINE. Transactions may be made
through the Gartmore Funds website.      through the Gartmore Funds website.
However, the Funds may discontinue       However, the Funds may discontinue
on-line transactions of Fund shares at   on-line transactions of Fund shares at
any time.                                any time.
--------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank     BY BANK WIRE. The Funds can wire the
transmit funds by federal funds wire to  proceeds of your sale directly to your
the Funds' custodian bank. (The          account at a commercial bank. A voided
authorization will be in effect unless   check must be attached to your
you give the Fund written notice of its  application. (The authorization will
termination.)                            be in effect unless you give the Fund
                                         written notice of its termination.)

o   if you choose this method to open a  o  your proceeds will be wired to your
    new account, you must call our          bank on the next business day after
    toll-free number before you wire        your order has been processed.
    your investment and arrange to fax
    your completed application.          o  Gartmore deducts a $20 service fee
                                            from the sale proceeds for this
o   your bank may charge a fee to wire      service.
    funds.
                                         o  your financial institution may also
                                            charge a fee for receiving the wire.

                                         o  funds sent outside the U.S. may be
                                            subject to higher fees.

                                         BANK WIRE IS NOT AN OPTION FOR
                                         EXCHANGES.
--------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You   BY AUTOMATED CLEARING HOUSE (ACH).
can fund your Gartmore Funds account     Your redemption proceeds can be sent
with proceeds from your bank via ACH on  to your bank via ACH on the second
the second business day after your       business day after your order has been
purchase order has been processed. A     processed. A voided check must be
voided check must be attached to your    attached to your application. Money
application. Money sent through ACH      sent through ACH should reach your
typically reaches Gartmore Funds from    bank in two business days. There is no
your bank in two business days. There    fee for this service. (The
is no fee for this service. (The         authorization will be in effect unless
authorization will be in effect unless   you give the Fund written notice of
you give the Fund written notice of its  its termination.)
termination.)


                                         ACH IS NOT AN OPTION FOR EXCHANGES.
--------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should      RETIREMENT PLAN PARTICIPANTS should
contact their retirement plan            contact their retirement plan
administrator regarding transactions.    administrator regarding transactions.
Retirement plans or their                Retirement plans or their
administrators wishing to conduct        administrators wishing to conduct
transactions should call our toll-free   transactions should call our toll-free
number. Eligible entities or             number. Eligible entities or
individuals wishing to conduct           individuals wishing to conduct
transactions in Institutional Service    transactions in Institutional Service
Class or Institutional Class shares      Class or Institutional Class shares
should call our toll-free number.        should call our toll-free number.

                                          GARTMORE CORE FIXED INCOME SERIES | 39

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.


The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund of its transfer agent in good order, plus any applicable sales charge.

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of the last quoted bid price. Where such bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

The Gartmore Money Market Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

IN-KIND PURCHASES

The Fund(s) may accept payment for shares in the form of securities that are permissible investments for the Funds.


--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

40 | GARTMORE CORE FIXED INCOME SERIES

MINIMUM INVESTMENTS


CLASS A, CLASS B, CLASS C, CLASS D AND PRIME SHARES

To open an account                                      $    2,000 (per Fund)
To open an IRA account                                  $    1,000 (per Fund)
Additional investments                                  $      100 (per Fund)
To start an Automatic Asset
Accumulation Plan                                       $               1,000
Additional Investments
(Automatic Asset Accumulation Plan)                     $                  50
------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS AND SERVICE CLASS SHARES

To open an account                                      $   50,000 (per Fund)
Additional investments                                             No Minimum
------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES

To open an account                                      $1,000,000 (per Fund)
Additional investments                                             No Minimum

------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES

Maintaining small accounts is costly for the Fund(s) and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund(s)' minimum.


o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. For Prime Shares of Gartmore Money Market Fund, if the average monthly value of your account falls below $250, you are generally subject to a $2 quarterly fee. Shares from your account are sold each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund(s) may waive the quarterly fee.


o The Fund(s) reserve the right to sell your remaining shares and close your account if a sale of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same owner,


o your first purchase in the new fund meets its minimum investment requirement, and


o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

Generally, there are no sales charges for exchanges of Class D, Class B, Class C, Class R, Service Class, Institutional Service Class or Institutional Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original fund is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund.)

                                          GARTMORE CORE FIXED INCOME SERIES | 41

EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class D, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. However, if a sales charge was never paid on your Prime Shares, applicable sales charges apply to exchanges into other fund(s). In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.


AUTOMATIC WITHDRAWAL PROGRAM

You automatically may redeem shares in Class A, Class D, Class B, Class C, Prime Shares and IRA Class in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.


SELLING SHARES


You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you sell your shares is the net asset value (minus any applicable sales charges) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you sell may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the sale.


You may not be able to sell your Fund shares or Gartmore Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted, or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you sell within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.


If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.


The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE


A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:


o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o the proceeds are mailed to any address other than the address of record, or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

42 | GARTMORE CORE FIXED INCOME SERIES

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:


o     disrupt portfolio management strategies,

o increase brokerage and other transaction costs, and o negatively affect fund performance.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:


MONITORING OF TRADING ACTIVITY

The Funds, through the investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS


Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:

o restrict purchases or exchanges that they or their agents believe constitute excessive trading.

o reject transactions that violate a Fund's excessive trading policies or its exchange limits


The Funds have also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:


o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.


FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore: Buying Shares- Share Price.

Despite its best efforts, Gartmore Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Gartmore Funds may not be able to prevent all market timing and its potential negative impact.


                                          GARTMORE CORE FIXED INCOME SERIES | 43

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose redemption and exchange fees on certain funds if you sell or exchange your shares within a designated holding period. The exchange fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether an exchange fee applies, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares sold or exchanged under regularly scheduled withdrawal plans.

o     shares purchased through reinvested dividends or capital gains.

o shares sold (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent sale must have occurred during the period the fee applied.

o shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts.


o shares sold or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction.


o shares sold or exchanged by any "Fund of Funds" that is affiliated with a Fund.


With respect to shares sold or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.


Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o omnibus accounts where there is no capability to impose an exchange fee on underlying customers' accounts; and

o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these Funds into another Gartmore Fund if you have held the shares of the Fund with the exchange for less than the minimum holding period listed below:

--------------------------------------------------------------------------------
                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                  2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                     2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                   2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Technology and
   Communications Fund                                   2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                       2.00%               90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                             2.00%               90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                     2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                  2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                          2.00%               90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                          2.00%               90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                     2.00%               30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                            2.00%               30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                 2.00%               30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                         2.00%               30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                        2.00%               30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                       2.00%                7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                 2.00%                7
--------------------------------------------------------------------------------
Gartmore Convertible Fund                                2.00%                7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore International Index Fund                        2.00%                7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                       2.00%                7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                              2.00%                7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                        2.00%                7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                            2.00%                7


44 | GARTMORE CORE FIXED INCOME SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distributions varies and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS AND CAPITAL GAINS


The Fund(s) intend to calculate income dividends daily and pay income dividends to you monthly. All income and capital gains distributions (which are paid annually) are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.


Dividends and capital gain distributions you receive from the Funds may be subject to federal income tax, state taxes or local taxes:

o any taxable dividends (other than qualified dividend income received by individuals), as well as distributions of short-term capital gains, are federally taxable at applicable ordinary income tax rates.

o distributions of net long-term capital gains are taxable to you as long-term capital gains.

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met.

o for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction.

o distributions declared in December but paid in January are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Distributions from the Fund(s) (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

GARTMORE TAX-FREE INCOME FUND


Most distributions from the Tax-Free Income Fund will consist of exempt-interest dividends (dividends paid from interest earned on municipal securities). In general, these dividends are exempt from regular federal income tax. Any taxable distributions will be reported on Form 1099. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are also exempt from that state's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Fund. Exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax.


SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. Because the Gartmore Money Market Fund expects to maintain a stable $1 share price, investors in this Fund should not have any gain or loss on sale of Fund shares. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

                                          GARTMORE CORE FIXED INCOME SERIES | 45

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

46 | GARTMORE CORE FIXED INCOME SERIES

SECTION 6 GARTMORE BOND FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years or, if the Fund or a class has not been in operation for the past five years, for the life of the Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002, 2003, 2004 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                          INVESTMENT ACTIVITIES
                                                   -----------------------------------
                                                                       NET
                                                                  REALIZED
                                                                       AND
                                        NET ASSET         NET   UNREALIZED
                                           VALUE,  INVESTMENT        GAINS  TOTAL FROM
                                     BEGINNING OF      INCOME  (LOSSES) ON  INVESTMENT
                                           PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
---------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001          $       8.75        0.52        0.84         1.36
Year ended October 31, 2002          $       9.58        0.50       (0.15)        0.35
Year ended October 31, 2003          $       9.43        0.46        0.24         0.70
Year ended October 31, 2004          $       9.67        0.43        0.08         0.51
Year Ended October 31, 2005          $       9.75        0.40       (0.22)        0.18
---------------------------------------------------------------------------------------

CLASS B SHARES
Period ended October 31, 2003(d)     $       9.49        0.06        0.18         0.24
Year ended October 31, 2004          $       9.67        0.36        0.08         0.44
Year Ended October 31, 2005          $       9.75        0.34       (0.22)        0.12
---------------------------------------------------------------------------------------

CLASS C SHARES
Period ended October 31, 2003(d)     $       9.50        0.06        0.18         0.24
Year ended October 31, 2004          $       9.68        0.36        0.08         0.44
Year Ended October 31, 2005          $       9.76        0.34       (0.22)        0.12
---------------------------------------------------------------------------------------

CLASS D SHARES
Year ended October 31, 2001          $       8.76        0.54        0.84         1.38
Year ended October 31, 2002          $       9.59        0.52       (0.15)        0.37
Year ended October 31, 2003          $       9.44        0.49        0.24         0.73
Year ended October 31, 2004          $       9.68        0.45        0.09         0.54
Year Ended October 31, 2005          $       9.77        0.43       (0.22)        0.21
---------------------------------------------------------------------------------------

CLASS R SHARES
Period ended October 31, 2003(e)     $       9.80        0.03       (0.12)       (0.09)
Year ended October 31, 2004          $       9.68        0.39        0.09         0.48
Year Ended October 31, 2005          $       9.77        0.40       (0.22)        0.18
--------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period ended October 31, 2004(f)     $       9.50        0.15        0.26         0.41
Year Ended October 31, 2005          $       9.76        0.43       (0.21)        0.22
--------------------------------------------------------------------------------------

                                           DISTRIBUTIONS
                                     -------------------------
                                                                  NET ASSET
                                            NET                      VALUE,
                                     INVESTMENT          TOTAL       END OF          TOTAL
                                         INCOME  DISTRIBUTIONS       PERIOD     RETURN (a)
-------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001              (0.53)         (0.53)    $    9.58     16.01%
Year ended October 31, 2002              (0.50)         (0.50)    $    9.43      3.84%
Year ended October 31, 2003              (0.46)         (0.46)    $    9.67      7.55%
Year ended October 31, 2004              (0.43)         (0.43)    $    9.75      5.37%
Year Ended October 31, 2005              (0.40)         (0.40)    $    9.53      1.87%
-------------------------------------------------------------------------------------------

CLASS B SHARES
Period ended October 31, 2003(d)         (0.06)         (0.06)    $    9.67      2.50%(g)
Year ended October 31, 2004              (0.36)         (0.36)    $    9.75      4.66%
Year Ended October 31, 2005              (0.34)         (0.34)    $    9.53      1.18%
-------------------------------------------------------------------------------------------

CLASS C SHARES
Period ended October 31, 2003(d)         (0.06)         (0.06)    $    9.68      2.49%(g)
Year ended October 31, 2004              (0.36)         (0.36)    $    9.76      4.63%
Year Ended October 31, 2005              (0.34)         (0.34)    $    9.54      1.18%
-------------------------------------------------------------------------------------------

CLASS D SHARES
Year ended October 31, 2001              (0.55)         (0.55)    $    9.59     16.23%
Year ended October 31, 2002              (0.52)         (0.52)    $    9.44      4.07%
Year ended October 31, 2003              (0.49)         (0.49)    $    9.68      7.81%
Year ended October 31, 2004              (0.45)         (0.45)    $    9.77      5.75%
Year Ended October 31, 2005              (0.43)         (0.43)    $    9.55      2.15%
-------------------------------------------------------------------------------------------

CLASS R SHARES
Period ended October 31, 2003(e)         (0.03)         (0.03)    $    9.68     (0.92%)(g)
Year ended October 31, 2004              (0.39)         (0.39)    $    9.77      5.06%
Year Ended October 31, 2005              (0.40)         (0.40)    $    9.55      1.81%
-------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period ended October 31, 2004(f)         (0.15)         (0.15)    $    9.76      4.32%(g)
Year Ended October 31, 2005              (0.43)         (0.43)    $    9.55      2.30%
-------------------------------------------------------------------------------------------

                                                                     RATIO/SUPPLEMENTAL DATA
                                     --------------------------------------------------------------------------------------
                                                                                               RATIO OF NET
                                                                                   RATIO OF      INVESTMENT
                                                                 RATIO OF NET      EXPENSES          INCOME
                                                                   INVESTMENT     (PRIOR TO       (PRIOR TO
                                     NET ASSETS      RATIO OF          INCOME    REIMBURSE-      REIMBURSE-
                                         AT END      EXPENSES          (LOSS)     MENTS) TO       MENTS) TO
                                      OF PERIOD    TO AVERAGE      TO AVERAGE   AVERAGE NET     AVERAGE NET      PORTFOLIO
                                         (000s)    NET ASSETS      NET ASSETS    ASSETS (b)      ASSETS (b)   TURNOVER (c)
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001          $    4,775      1.14%           5.71%              (i)             (i)         42.47%
Year ended October 31, 2002          $    7,551      1.06%           5.34%              (i)             (i)         27.66%
Year ended October 31, 2003          $   10,128      1.08%           4.74%              (i)             (i)         17.73%
Year ended October 31, 2004          $   10,669      1.04%           4.38%              (i)             (i)         17.20%
Year Ended October 31, 2005          $   10,212      1.10%           4.15%              (i)             (i)         34.08%
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period ended October 31, 2003(d)     $       24      1.83%(h)        3.62%(h)           (i)             (i)         17.73%
Year ended October 31, 2004          $      102      1.72%           3.64%              (i)             (i)         17.20%
Year Ended October 31, 2005          $      223      1.78%           3.46%              (i)             (i)         34.08%
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period ended October 31, 2003(d)     $        9      1.87%(h)        3.60%(h)           (i)             (i)         17.73%
Year ended October 31, 2004          $      182      1.72%           3.48%              (i)             (i)         17.20%
Year Ended October 31, 2005          $      696      1.78%           3.45%              (i)             (i)         34.08%
---------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES
Year ended October 31, 2001          $  132,034      0.92%           5.94%              (i)             (i)         42.47%
Year ended October 31, 2002          $  136,049      0.83%           5.58%              (i)             (i)         27.66%
Year ended October 31, 2003          $  127,591      0.82%           5.00%              (i)             (i)         17.73%
Year ended October 31, 2004          $  112,631      0.78%           4.64%              (i)             (i)         17.20%
Year Ended October 31, 2005          $   99,133      0.83%           4.41%              (i)             (i)         34.08%
---------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period ended October 31, 2003(e)     $        1      1.85%(h)        3.48%(h)        1. 95%           3.38%         17.73%
Year ended October 31, 2004          $        1      1.37%           3.99%              (i)             (i)         17.20%
Year Ended October 31, 2005          $        1      1.14%           4.08%              (i)             (i)         34.08%
---------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period ended October 31, 2004(f)     $      260      0.73%(h)        4.51%(h)           (i)             (i)         17.20%
Year Ended October 31, 2005          $    4,641      0.78%           4.47%              (i)             (i)         34.08%
---------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.


(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h)   Annualized.

(i)   There were no fee reductions during the period.


                                          GARTMORE CORE FIXED INCOME SERIES | 47

SECTION 6 GARTMORE ENHANCED INCOME FUND FINANCIAL HIGHLIGHTS


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                        INVESTMENT ACTIVITIES
                                                ------------------------------------
                                                                    NET
                                                               REALIZED
                                                                    AND
                                     NET ASSET               UNREALIZED
                                        VALUE,         NET        GAINS   TOTAL FROM
                                     BEGINNING  INVESTMENT  (LOSSES) ON   INVESTMENT
                                     OF PERIOD      INCOME  INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001          $    9.90        0.52       (0.20)         0.32
Year ended October 31, 2002          $    9.70        0.41       (0.26)         0.15
Year ended October 31, 2003          $    9.44        0.30       (0.18)         0.12
Year ended October 31, 2004          $    9.26        0.16       (0.09)         0.07
Year Ended October 31, 2005          $    9.16        0.22       (0.07)         0.15
-------------------------------------------------------------------------------------

CLASS R SHARES
Period ended October 31, 2003(d)     $    9.30        0.02       (0.03)        (0.01)
Year ended October 31, 2004          $    9.27        0.13       (0.09)         0.04
Year Ended October 31, 2005          $    9.17        0.22       (0.07)         0.15
-------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year ended October 31, 2001          $    9.89        0.56       (0.19)         0.37
Year ended October 31, 2002          $    9.70        0.45       (0.26)         0.19
Year ended October 31, 2003          $    9.44        0.33       (0.18)         0.15
Year ended October 31, 2004          $    9.26        0.19       (0.08)         0.11
Year Ended October 31, 2005          $    9.17        0.25       (0.07)         0.18
-------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year ended October 31, 2001          $    9.90        0.54       (0.19)         0.35
Year ended October 31, 2002          $    9.71        0.42       (0.27)         0.15
Year ended October 31, 2003          $    9.44        0.31       (0.17)         0.14
Year ended October 31, 2004          $    9.27        0.17       (0.09)         0.08
Year Ended October 31, 2005          $    9.17        0.23       (0.07)         0.16
-------------------------------------------------------------------------------------

                                           DISTRIBUTIONS
                                     -------------------------   NET ASSET
                                            NET                     VALUE,
                                     INVESTMENT          TOTAL      END OF           TOTAL
                                         INCOME  DISTRIBUTIONS      PERIOD      RETURN (a)
-------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001              (0.52)         (0.52)   $    9.70       3.26%
Year ended October 31, 2002              (0.41)         (0.41)   $    9.44       1.60%
Year ended October 31, 2003              (0.30)         (0.30)   $    9.26       1.31%
Year ended October 31, 2004              (0.17)         (0.17)   $    9.16       0.73%
Year Ended October 31, 2005              (0.23)         (0.23)   $    9.08       1.66%
-------------------------------------------------------------------------------------------

CLASS R SHARES
Period ended October 31, 2003(d)         (0.02)         (0.02)   $    9.27      (0.13%)(e)
Year ended October 31, 2004              (0.14)         (0.14)   $    9.17       0.48%
Year Ended October 31, 2005              (0.23)         (0.23)   $    9.09       1.70%
-------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year ended October 31, 2001              (0.56)         (0.56)   $    9.70       3.83%
Year ended October 31, 2002              (0.45)         (0.45)   $    9.44       1.96%
Year ended October 31, 2003              (0.33)         (0.33)   $    9.26       1.64%
Year ended October 31, 2004              (0.20)         (0.20)   $    9.17       1.07%
Year Ended October 31, 2005              (0.26)         (0.26)   $    9.09       2.13%
-------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year ended October 31, 2001              (0.54)         (0.54)   $    9.71       3.57%
Year ended October 31, 2002              (0.42)         (0.42)   $    9.44       1.60%
Year ended October 31, 2003              (0.31)         (0.31)   $    9.27       1.50%
Year ended October 31, 2004              (0.18)         (0.18)   $    9.17       0.82%
Year Ended October 31, 2005              (0.24)         (0.24)   $    9.09       1.77%
-------------------------------------------------------------------------------------------

                                                                      RATIO/SUPPLEMENTAL DATA
                                     -----------------------------------------------------------------------------------------
                                                                                                 RATIO OF NET
                                                                                     RATIO OF      INVESTMENT
                                                                                     EXPENSES          INCOME
                                            NET                  RATIO OF NET       (PRIOR TO       (PRIOR TO
                                         ASSETS       RATIO OF     INVESTMENT      REIMBURSE-      REIMBURSE-
                                         AT END       EXPENSES         INCOME       MENTS) TO       MENTS) TO
                                      OF PERIOD     TO AVERAGE     TO AVERAGE     AVERAGE NET     AVERAGE NET        PORTFOLIO
                                         (000s)     NET ASSETS     NET ASSETS      ASSETS (b)      ASSETS (b)     TURNOVER (c)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001          $      629       0.90%          5.18%           1.51%           4.57%              46.50%
Year ended October 31, 2002          $    1,691       0.79%          4.28%           0.95%           4.12%              32.97%
Year ended October 31, 2003          $    2,404       0.78%          3.11%           0.88%           3.01%              29.97%
Year ended October 31, 2004          $    1,575       0.80%          1.74%           0.85%           1.69%              51.59%
Year Ended October 31, 2005          $    1,242       0.80%          2.36%           0.85%           2.31%              60.80%
-------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period ended October 31, 2003(d)     $        1       1.05%(f)       2.01%(f)        1.15%(f)        1.91%(f)           29.97%
Year ended October 31, 2004          $        1       1.00%          1.49%           1.00%           1.49%              51.59%
Year Ended October 31, 2005          $        1       0.72%          2.42%           0.72%           2.42%              60.80%
-------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year ended October 31, 2001          $   10,144       0.45%          5.39%           0.98%           4.86%              46.50%
Year ended October 31, 2002          $   57,703       0.45%          4.57%           0.64%           4.38%              32.97%
Year ended October 31, 2003          $  155,704       0.45%          3.40%           0.55%           3.30%              29.97%
Year ended October 31, 2004          $  299,898       0.45%          2.05%           0.50%           2.00%              51.59%
Year Ended October 31, 2005          $  452,749       0.45%          2.76%           0.50%           2.71%              60.80%
-------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year ended October 31, 2001          $   11,593       0.70%          5.45%           1.44%           4.71%              46.50%
Year ended October 31, 2002          $   10,093       0.70%          4.41%           0.90%           4.21%              32.97%
Year ended October 31, 2003          $    9,256       0.70%          3.25%           0.80%           3.15%              29.97%
Year ended October 31, 2004          $    7,476       0.70%          1.84%           0.75%           1.79%              51.59%
Year Ended October 31, 2005          $    5,661       0.70%          2.47%           0.75%           2.42%              60.80%
-------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e)   Not annualized.

(f)   Annualized.


48 | GARTMORE CORE FIXED INCOME SERIES

SECTION 6 GARTMORE GOVERNMENT BOND FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                       INVESTMENT ACTIVITIES
                                                -------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                      NET ASSET               UNREALIZED
                                         VALUE,         NET        GAINS  TOTAL FROM
                                      BEGINNING  INVESTMENT  (LOSSES) ON  INVESTMENT
                                      OF PERIOD      INCOME  INVESTMENTS  ACTIVITIES
-------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001           $   10.00        0.53        0.95        1.48
Year ended October 31, 2002           $   10.95        0.45        0.20        0.65
Year ended October 31, 2003           $   10.95        0.41       (0.16)       0.25
Year ended October 31, 2004           $   10.61        0.35        0.03        0.38
Year ended October 31, 2005           $   10.37        0.35       (0.20)       0.15
-------------------------------------------------------------------------------------

CLASS B SHARES
Period ended October 31, 2003(d)      $   10.48        0.06        0.12        0.18
Year ended October 31, 2004           $   10.61        0.28        0.03        0.31
Year ended October 31, 2005           $   10.37        0.29       (0.20)       0.09
-------------------------------------------------------------------------------------

CLASS C SHARES
Period ended October 31, 2003(d)      $   10.48        0.06        0.12        0.18
Year ended October 31, 2004           $   10.61        0.28        0.03        0.31
Year ended October 31, 2005           $   10.37        0.29       (0.21)       0.08
-------------------------------------------------------------------------------------

CLASS D SHARES
Year ended October 31, 2001           $   10.01        0.55        0.95        1.50
Year ended October 31, 2002           $   10.96        0.48        0.19        0.67
Year ended October 31, 2003           $   10.95        0.44       (0.15)       0.29
Year ended October 31, 2004           $   10.62        0.38        0.02        0.40
Year ended October 31, 2005           $   10.37        0.38       (0.20)       0.18
-------------------------------------------------------------------------------------

CLASS R SHARES
Period ended October 31, 2003(e)      $   10.77        0.04       (0.16)      (0.12)
Year ended October 31, 2004           $   10.62        0.32        0.03        0.35
Year ended October 31, 2005           $   10.38        0.35       (0.21)       0.14
-------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period ended October 31, 2004(f)      $   10.11        0.12        0.28        0.40
Year ended October 31, 2005(j)        $   10.38        0.39       (0.21)       0.18
-------------------------------------------------------------------------------------

                                         DISTRIBUTIONS
                                     --------------------                   NET ASSET
                                            NET       NET                      VALUE,
                                     INVESTMENT  REALIZED          TOTAL       END OF            TOTAL
                                         INCOME     GAINS  DISTRIBUTIONS       PERIOD       RETURN (a)
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001              (0.53)        -          (0.53)    $   10.95       15.21%
Year ended October 31, 2002              (0.45)    (0.20)         (0.65)    $   10.95        6.42%
Year ended October 31, 2003              (0.40)    (0.19)         (0.59)    $   10.61        2.29%
Year ended October 31, 2004              (0.36)    (0.26)         (0.62)    $   10.37        3.68%
Year ended October 31, 2005              (0.35)        -          (0.35)    $   10.17        1.46%
-------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period ended October 31, 2003(d)         (0.05)        -          (0.05)    $   10.61        1.73%(g)
Year ended October 31, 2004              (0.29)    (0.26)         (0.55)    $   10.37        3.04%
Year ended October 31, 2005              (0.29)        -          (0.29)    $   10.17        0.85%
-------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period ended October 31, 2003(d)         (0.05)        -          (0.05)    $   10.61        1.73%(g)
Year ended October 31, 2004              (0.29)    (0.26)         (0.55)    $   10.37        3.03%
Year ended October 31, 2005              (0.29)        -          (0.29)    $   10.16        0.75%
-------------------------------------------------------------------------------------------------------

CLASS D SHARES
Year ended October 31, 2001              (0.55)        -          (0.55)    $   10.96       15.43%
Year ended October 31, 2002              (0.48)    (0.20)         (0.68)    $   10.95        6.61%
Year ended October 31, 2003              (0.43)    (0.19)         (0.62)    $   10.62        2.67%
Year ended October 31, 2004              (0.39)    (0.26)         (0.65)    $   10.37        3.87%
Year ended October 31, 2005              (0.38)        -          (0.38)    $   10.17        1.76%
-------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period ended October 31, 2003(e)         (0.03)        -          (0.03)    $   10.62       (1.12%)(g)
Year ended October 31, 2004              (0.33)    (0.26)         (0.59)    $   10.38        3.41%
Year ended October 31, 2005              (0.35)        -          (0.35)    $   10.17        1.34%
-------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period ended October 31, 2004(f)         (0.13)         -         (0.13)    $   10.38        4.00%(g)
Year ended October 31, 2005(j)           (0.39)         -         (0.39)    $   10.17        1.72%
-------------------------------------------------------------------------------------------------------

                                                                    RATIO/SUPPLEMENTAL DATA
                                     -------------------------------------------------------------------------------------
                                                                                             RATIO OF NET
                                                                                 RATIO OF      INVESTMENT
                                                                  RATIO OF       EXPENSES          INCOME
                                                                       NET      (PRIOR TO       (PRIOR TO
                                     NET ASSETS     RATIO OF    INVESTMENT     REIMBURSE-      REIMBURSE-
                                         AT END     EXPENSES        INCOME      MENTS) TO       MENTS) TO
                                      OF PERIOD   TO AVERAGE    TO AVERAGE    AVERAGE NET     AVERAGE NET       PORTFOLIO
                                         (000s)   NET ASSETS    NET ASSETS     ASSETS (b)      ASSETS (b)    TURNOVER (c)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001          $   57,336     0.99%         5.12%          1.20%           4.91%            159.68%
Year ended October 31, 2002          $   55,510     1.07%         4.28%          1.11%           4.24%             99.42%
Year ended October 31, 2003          $   56,589     1.10%         3.76%            (i)             (i)            106.65%
Year ended October 31, 2004          $   55,481     1.07%         3.37%            (i)             (i)            110.72%
Year ended October 31, 2005          $   54,166     1.10%         3.41%            (i)             (i)            117.67%
--------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period ended October 31, 2003(d)     $        1     1.80%(h)      3.52%(h)         (i)             (i)            106.65%
Year ended October 31, 2004          $      170     1.69%         2.75%            (i)             (i)            110.72%
Year ended October 31, 2005          $      152     1.71%         2.79%            (i)             (i)            117.67%
--------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period ended October 31, 2003(d)     $       65     1.76%(h)      4.11%(h)         (i)             (i)            106.65%
Year ended October 31, 2004          $      296     1.69%         2.75%            (i)             (i)            110.72%
Year ended October 31, 2005          $      331     1.71%         2.80%            (i)             (i)            117.67%
--------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES
Year ended October 31, 2001          $  124,117     0.79%         5.24%          0.90%           5.13%            159.68%
Year ended October 31, 2002          $  174,637     0.81%         4.52%          0.81%           4.52%             99.42%
Year ended October 31, 2003          $  154,556     0.82%         4.03%            (i)             (i)            106.65%
Year ended October 31, 2004          $  121,325     0.78%         3.66%            (i)             (i)            110.72%
Year ended October 31, 2005          $  105,987     0.81%         3.70%            (i)             (i)            117.67%
--------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period ended October 31, 2003(e)     $        1     1.48%(h)      4.13%(h)       1.58%(h)        4.03%(h)         106.65%
Year ended October 31, 2004          $        1     1.37%         3.12%            (i)             (i)            110.72%
Year ended October 31, 2005          $        1     1.06%         3.39%            (i)             (i)            117.67%
--------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period ended October 31, 2004(f)     $       14     0.69%(h)      3.66%(h)         (i)             (i)            110.72%
Year ended October 31, 2005(j)       $        1     0.72%         3.85%            (i)             (i)            117.67%
--------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.


(f) For the period from June 29, 2004 (commencement of operations) through October 31,2004.

(g)   Not annualized.

(h)   Annualized.

(i)   There were no fee reductions during the period.

(j) Net investment income (loss) is based on average shares outstanding during the period.


                                          GARTMORE CORE FIXED INCOME SERIES | 49

SECTION 6 GARTMORE MONEY MARKET FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                 INVESTMENT ACTIVITIES
                                                -----------------------
                                     NET ASSET
                                        VALUE,         NET  TOTAL FROM
                                     BEGINNING  INVESTMENT  INVESTMENT
                                     OF PERIOD      INCOME  ACTIVITIES
-----------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period ended October 31, 2002(b)     $    1.00        0.01        0.01
Year ended October 31, 2003          $    1.00        0.01        0.01
Year ended October 31, 2004          $    1.00        0.01        0.01
Year ended October 31, 2005          $    1.00        0.02        0.02
-----------------------------------------------------------------------

SERVICE CLASS SHARES
Year ended October 31, 2001          $    1.00        0.04        0.04
Year ended October 31, 2002          $    1.00        0.01        0.01
Year ended October 31, 2003          $    1.00        0.01        0.01
Year ended October 31, 2004          $    1.00        0.01        0.01
Year Ended October 31, 2005          $    1.00        0.02        0.02
-----------------------------------------------------------------------

PRIME SHARES
Year ended October 31, 2001          $    1.00        0.04        0.04
Year ended October 31, 2002          $    1.00        0.01        0.01
Year ended October 31, 2003          $    1.00        0.01        0.01
Year ended October 31, 2004          $    1.00        0.01        0.01
Year Ended October 31, 2005          $    1.00        0.02        0.02

                                           DISTRIBUTIONS
                                     -------------------------    NET ASSET
                                            NET                      VALUE,
                                     INVESTMENT         TOTAL        END OF       TOTAL
                                         INCOME  DISTRIBUTIONS       PERIOD      RETURN
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period ended October 31, 2002(b)         (0.01)         (0.01)    $    1.00    1.12%(c)
Year ended October 31, 2003              (0.01)         (0.01)    $    1.00    0.77%
Year ended October 31, 2004              (0.01)         (0.01)    $    1.00    0.73%
Year ended October 31, 2005              (0.02)         (0.02)    $    1.00    2.41%
----------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year ended October 31, 2001              (0.04)         (0.04)    $    1.00    4.15%
Year ended October 31, 2002              (0.01)         (0.01)    $    1.00    1.11%
Year ended October 31, 2003              (0.01)         (0.01)    $    1.00    0.59%
Year ended October 31, 2004              (0.01)         (0.01)    $    1.00    0.52%
Year Ended October 31, 2005              (0.02)         (0.02)    $    1.00    2.21%
----------------------------------------------------------------------------------------

PRIME SHARES
Year ended October 31, 2001              (0.04)         (0.04)    $    1.00    4.22%
Year ended October 31, 2002              (0.01)         (0.01)    $    1.00    1.23%
Year ended October 31, 2003              (0.01)         (0.01)    $    1.00    0.69%
Year ended October 31, 2004              (0.01)         (0.01)    $    1.00    0.67%
Year Ended October 31, 2005              (0.02)         (0.02)    $    1.00    2.36%
----------------------------------------------------------------------------------------

                                                              RATIO/SUPPLEMENTAL DATA
                                     --------------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                                                                                    INVESTMENT
                                                                  RATIO OF NET          RATIO OF        INCOME
                                                      RATIO OF      INVESTMENT   EXPENSES(PRIOR      (PRIOR TO
                                      NET ASSETS      EXPENSES          INCOME     TO REIMBURSE-    REIMBURSE-
                                          AT END            TO              TO         MENTS) TO     MENTS) TO
                                       OF PERIOD   AVERAGE NET     AVERAGE NET       AVERAGE NET   AVERAGE NET
                                          (000s)        ASSETS          ASSETS        ASSETS (a)    ASSETS (a)
---------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period ended October 31, 2002(b)     $     8,606      0.59%(d)        1.25%(d)               (e)           (e)
Year ended October 31, 2003          $ 1,214,406      0.56%           0.73%                  (e)           (e)
Year ended October 31, 2004          $ 1,219,343      0.54%           0.73%                  (e)           (e)
Year ended October 31, 2005          $ 1,525,487      0.55%           2.40%                  (e)           (e)
---------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year ended October 31, 2001          $   440,874      0.75%           3.85%                0.91%         3.69%
Year ended October 31, 2002          $   627,365      0.80%           1.09%                0.96%         0.93%
Year ended October 31, 2003          $     8,473      0.75%           0.89%                0.92%         0.72%
Year ended October 31, 2004          $     5,952      0.75%           0.51%                0.78%         0.48%
Year Ended October 31, 2005          $     6,710      0.75%           2.30%                0.88%         2.16%
---------------------------------------------------------------------------------------------------------------

PRIME SHARES
Year ended October 31, 2001          $ 1,385,774      0.68%           4.10%                  (e)           (e)
Year ended October 31, 2002          $ 1,177,541      0.70%           1.22%                  (e)           (e)
Year ended October 31, 2003          $   470,771      0.64%           0.73%                  (e)           (e)
Year ended October 31, 2004          $   395,038      0.60%           0.66%                  (e)           (e)
Year Ended October 31, 2005          $   334,991      0.60%           2.31%                  (e)           (e)
---------------------------------------------------------------------------------------------------------------

(a) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.


(b) For the period from December 13, 2001 (commencement of operations) through October 31, 2002.


(c)   Not annualized.

(d)   Annualized.

(e)   There were no fee reductions in this period.

50 | GARTMORE CORE FIXED INCOME SERIES

SECTION 6 GARTMORE SHORT DURATION BOND FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                       INVESTMENT ACTIVITIES
                                                ------------------------------------
                                                                    NET
                                                               REALIZED
                                                                    AND
                                     NET ASSET         NET   UNREALIZED
                                        VALUE,  INVESTMENT        GAINS  TOTAL FROM
                                     BEGINNING      INCOME  (LOSSES) ON  INVESTMENT
                                     OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2003(d)     $   10.00        0.08          --         0.08
Year ended October 31, 2004          $   10.00        0.23       (0.07)        0.16
Year ended October 31, 2005          $   10.00        0.25       (0.15)        0.10
------------------------------------------------------------------------------------

CLASS C SHARES
Year ended October 31, 2005(e)       $    9.91        0.13       (0.06)        0.07
------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year ended October 31, 2001          $   10.00        0.59          --         0.59
Year ended October 31, 2002          $   10.00        0.47          --         0.47
Year ended October 31, 2003          $   10.00        0.34          --         0.34
Year ended October 31, 2004          $   10.00        0.27       (0.07)        0.20
Year ended October 31, 2005          $   10.00        0.27       (0.15)        0.12
------------------------------------------------------------------------------------

IRA CLASS SHARES
Year ended October 31, 2001          $   10.00        0.55          --         0.55
Year ended October 31, 2002          $   10.00        0.43          --         0.43
Year ended October 31, 2003          $   10.00        0.29        0.01         0.30
Year ended October 31, 2004          $   10.00        0.23       (0.07)        0.16
Year ended October 31, 2005          $   10.00        0.24       (0.15)        0.09
------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year ended October 31, 2001          $   10.00        0.55          --         0.55
Year ended October 31, 2002          $   10.00        0.44          --         0.44
Year ended October 31, 2003          $   10.00        0.30          --         0.30
Year ended October 31, 2004          $   10.00        0.22       (0.07)        0.15
Year ended October 31, 2005          $   10.00        0.24       (0.15)        0.09
------------------------------------------------------------------------------------

                                                DISTRIBUTIONS
                                     -----------------------------------                     CAPITAL  NET ASSET
                                            NET       NET                   REVERSE    CONTRIBUTIONS     VALUE,
                                     INVESTMENT  REALIZED          TOTAL      STOCK             FROM     END OF       TOTAL
                                         INCOME     GAINS  DISTRIBUTIONS      SPLIT          ADVISER     PERIOD  RETURN (a)
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2003(d)         (0.08)       --          (0.08)      --                  --  $   10.00    0.76%(f)
Year ended October 31, 2004              (0.23)    (0.01)         (0.24)    0.01(i)             0.07  $   10.00    2.35%(j)
Year ended October 31, 2005              (0.27)       --          (0.27)      --                  --  $    9.83    0.98%
----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year ended October 31, 2005(e)           (0.15)       --          (0.15)      --                  --  $    9.83    0.76%(f)
----------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year ended October 31, 2001              (0.59)       --          (0.59)      --                  --  $   10.00    6.06%
Year ended October 31, 2002              (0.47)    (0.04)         (0.51)    0.04(h)               --  $   10.00    4.84%
Year ended October 31, 2003              (0.34)       --          (0.34)      --                  --  $   10.00    3.41%
Year ended October 31, 2004              (0.27)    (0.01)         (0.28)    0.01(i)             0.07  $   10.00    2.69%(k)
Year ended October 31, 2005              (0.29)       --          (0.29)      --                  --  $    9.83    1.24%
----------------------------------------------------------------------------------------------------------------------------

IRA CLASS SHARES
Year ended October 31, 2001              (0.55)       --          (0.55)      --                  --  $   10.00    5.64%
Year ended October 31, 2002              (0.43)    (0.04)         (0.47)    0.04(h)               --  $   10.00    4.41%
Year ended October 31, 2003              (0.30)       --          (0.30)      --                  --  $   10.00    2.99%
Year ended October 31, 2004              (0.23)    (0.01)         (0.24)    0.01(i)             0.07  $   10.00    2.30%(l)
Year ended October 31, 2005              (0.26)       --          (0.26)      --                  --  $    9.83    0.90%
----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year ended October 31, 2001              (0.55)       --          (0.55)      --                  --  $   10.00    5.64%
Year ended October 31, 2002              (0.44)    (0.04)         (0.48)    0.04(h)               --  $   10.00    4.44%
Year ended October 31, 2003              (0.30)       --          (0.30)      --                  --  $   10.00    3.05%
Year ended October 31, 2004              (0.22)    (0.01)         (0.23)    0.01(i)             0.07  $   10.00    2.26%(m)
Year ended October 31, 2005              (0.26)       --          (0.26)      --                  --  $    9.83    0.95%
-----------------------------------------------------------------------------------------------------------------------------

                                                                     RATIO/SUPPLEMENTAL DATA
                                     ---------------------------------------------------------------------------------------
                                                                                               RATIO OF NET
                                                                                                 INVESTMENT
                                                                                   RATIO OF          INCOME
                                                                RATIO OF NET       EXPENSES          (LOSS)
                                                                  INVESTMENT      (PRIOR TO       (PRIOR TO
                                     NET ASSETS      RATIO OF         INCOME     REIMBURSE-      REIMBURSE-
                                         AT END      EXPENSES         (LOSS)      MENTS) TO       MENTS) TO
                                      OF PERIOD    TO AVERAGE     TO AVERAGE    AVERAGE NET     AVERAGE NET       PORTFOLIO
                                         (000s)    NET ASSETS     NET ASSETS     ASSETS (b)      ASSETS (b)    TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2003(d)     $       42      0.95%(g)       2.68%(g)       1.05%(g)        2.58%(g)          16.61%
Year ended October 31, 2004          $    1,585      0.86%          2.08%          0.96%           1.98%            129.96%
Year ended October 31, 2005          $    1,017      0.78%          2.40%          0.88%           2.30%            292.03%
----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Year ended October 31, 2005(e)       $        1      1.40%(g)       2.08%(g)       1.40%(g)        2.08%(g)         292.03%
----------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year ended October 31, 2001          $   15,531      0.55%          5.83%          0.83%           5.55%             59.67%
Year ended October 31, 2002          $   19,239      0.57%          4.73%          0.71%           4.69%             37.37%
Year ended October 31, 2003          $   47,491      0.60%          3.40%          0.70%           3.30%             16.61%
Year ended October 31, 2004          $   72,996      0.54%          2.63%          0.64%           2.53%            129.96%
Year ended October 31, 2005          $    6,741      0.49%          2.46%          0.59%           2.36%            292.03%
----------------------------------------------------------------------------------------------------------------------------

IRA CLASS SHARES
Year ended October 31, 2001          $    2,073      0.95%          5.46%          1.19%           5.22%             59.67%
Year ended October 31, 2002          $   38,001      1.01%          4.00%          1.11%           4.00%             37.37%
Year ended October 31, 2003          $  413,934      1.01%          2.90%          1.11%           2.80%             16.61%
Year ended October 31, 2004          $  369,014      0.91%          2.29%          1.01%           2.19%            129.96%
Year ended October 31, 2005          $   43,888      0.83%          2.21%          0.93%           2.11%            292.03%
----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year ended October 31, 2001          $   24,871      0.95%          5.45%          1.23%           5.17%             59.67%
Year ended October 31, 2002          $   84,679      0.96%          4.23%          1.08%           4.21%             37.37%
Year ended October 31, 2003          $  196,569      0.95%          3.06%          1.05%           2.96%             16.61%
Year ended October 31, 2004          $  263,900      0.97%          2.20%          1.07%           2.10%            129.96%
Year ended October 31, 2005          $   80,818      0.83%          2.31%          0.93%           2.21%            292.03%
----------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from July 16, 2003 (commencement of operations) through October 31, 2003.


(e) For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

(f)   Not annualized.

(g)   Annualized.

(h) Per share numbers prior to December 31, 2001 have been adjusted to reflect a 1.003633 for 1 reverse stock split.

(i)   Per share numbers prior to April 16, 2004 have been adjusted to reflect a
      1.00620 for 1 reverse stock split.

(j) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%.

(k) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%.

(l) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%.

(m) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%.


                                          GARTMORE CORE FIXED INCOME SERIES | 51

SECTION 6 GARTMORE TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                       INVESTMENT ACTIVITIES                DISTRIBUTIONS
                                                -----------------------------------  ---------------------------
                                                                    NET
                                                               REALIZED
                                                                    AND
                                     NET ASSET               UNREALIZED
                                        VALUE,         NET        GAINS  TOTAL FROM         NET
                                     BEGINNING  INVESTMENT  (LOSSES) ON  INVESTMENT  INVESTMENT           TOTAL
                                     OF PERIOD      INCOME  INVESTMENTS  ACTIVITIES      INCOME   DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001          $   10.04        0.46        0.49         0.95      (0.48)          (0.48)
Year ended October 31, 2002          $   10.51        0.47           -         0.47      (0.47)          (0.47)
Year ended October 31, 2003          $   10.51        0.44       (0.02)        0.42      (0.44)          (0.44)
Year ended October 31, 2004          $   10.49        0.43        0.18         0.61      (0.43)          (0.43)
Year Ended October 31, 2005          $   10.67        0.39       (0.18)        0.21      (0.39)          (0.39)
----------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period ended October 31, 2003 (c)    $   10.28        0.06        0.20         0.26      (0.06)          (0.06)
Year ended October 31, 2004          $   10.48        0.35        0.19         0.54      (0.35)          (0.35)
Year Ended October 31, 2005          $   10.67        0.32       (0.20)        0.12      (0.31)          (0.31)
----------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period ended October 31, 2003(c)     $   10.27        0.06        0.20         0.26      (0.06)          (0.06)
Year ended October 31, 2004          $   10.47        0.36        0.17         0.53      (0.36)          (0.36)
Year Ended October 31, 2005          $   10.64        0.32       (0.19)        0.13      (0.31)          (0.31)
----------------------------------------------------------------------------------------------------------------

CLASS D SHARES
Year ended October 31, 2001          $   10.03        0.49        0.49         0.98      (0.51)          (0.51)
Year ended October 31, 2002          $   10.50        0.49        0.01         0.50      (0.49)          (0.49)
Year ended October 31, 2003          $   10.51        0.47       (0.02)        0.45      (0.47)          (0.47)
Year ended October 31, 2004          $   10.49        0.46        0.18         0.64      (0.46)          (0.46)
Year Ended October 31, 2005          $   10.67        0.42       (0.19)        0.23      (0.42)          (0.42)
----------------------------------------------------------------------------------------------------------------

                                                                   RATIO/SUPPLEMENTAL DATA
                                     ------------------------------------------------------------------------------------
                                                                                          RATIO OF NET
                                     NET ASSET                 NET ASSETS      RATIO OF     INVESTMENT
                                        VALUE,                     AT END      EXPENSES         INCOME
                                        END OF         TOTAL    OF PERIOD    TO AVERAGE     TO AVERAGE         PORTFOLIO
                                        PERIOD    RETURN (a)       (000s)    NET ASSETS     NET ASSETS      TURNOVER (b)
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year ended October 31, 2001          $   10.51      9.70%      $    5,837      1.00%          4.56%                7.29%
Year ended October 31, 2002          $   10.51      4.57%      $    7,586      0.99%          4.48%               27.77%
Year ended October 31, 2003          $   10.49      4.09%      $    7,580      0.98%          4.20%               16.91%
Year ended October 31, 2004          $   10.67      5.97%      $    9,599      0.93%          4.10%                0.00%
Year Ended October 31, 2005          $   10.49      1.98%      $   10,054      0.98%          3.67%                3.70%
-------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period ended October 31, 2003 (c)    $   10.48      2.48%(d)   $       41      1.72%(e)       3.54%(e)            16.91%
Year ended October 31, 2004          $   10.67      5.28%      $      370      1.68%          3.36%                0.00%
Year Ended October 31, 2005          $   10.48      1.19%      $      602      1.73%          2.90%                3.70%
-------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period ended October 31, 2003(c)     $   10.47      2.48%(d)   $        1      1.72%(e)       3.65%(e)            16.91%
Year ended October 31, 2004          $   10.64      5.12%      $      984      1.66%          3.32%                0.00%
Year Ended October 31, 2005          $   10.46      1.30%      $    1,211      1.73%          2.91%                3.70%
-------------------------------------------------------------------------------------------------------------------------

CLASS D SHARES
Year ended October 31, 2001          $   10.50      9.99%      $  202,942      0.75%          4.82%                7.29%
Year ended October 31, 2002          $   10.51      4.94%      $  195,601      0.73%          4.74%               27.77%
Year ended October 31, 2003          $   10.49      4.36%      $  184,774      0.72%          4.47%               16.91%
Year ended October 31, 2004          $   10.67      6.23%      $  174,451      0.68%          4.35%                0.00%
Year Ended October 31, 2005          $   10.48      2.24%      $  162,139      0.72%          3.92%                3.70%
-------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(d)   Not annualized.

(e)   Annualized.


52 | GARTMORE CORE FIXED INCOME SERIES

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)


o     Semi-Annual Reports


To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:

Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,


o     by electronic request to publicinfo@sec.gov,

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.), or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                  (C)2005 Gartmore Global Investments, Inc. All rights reserved.


                                                                     PR-CFX 2/06

CORE FIXED INCOME Series

Gartmore Bond Fund
Gartmore Government Bond Fund
Gartmore Tax-Free Income Fund

Class X and Class Y Shares

                                                                 [GARTMORE LOGO]

FundPROSPECTUS


February 28, 2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           www.gartmorefunds.com

CORE FIXED INCOME Series


Fixed-income funds designed to form the foundation of an asset allocation program.

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Gartmore Bond Fund Class X                                                GBXDX
--------------------------------------------------------------------------------
Gartmore Bond Fund Class Y                                                GBDYX
--------------------------------------------------------------------------------
Gartmore Government Bond Fund Class X                                     GGXYX
--------------------------------------------------------------------------------
Gartmore Government Bond Fund Class Y                                     GGVYX
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund Class X                                     GXTFX
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund Class Y                                     GTFYX
--------------------------------------------------------------------------------

TABLE OF CONTENTS


 4      SECTION 1: FUND SUMMARIES AND PERFORMANCE
        Gartmore Bond Fund
        Gartmore Government Bond Fund
        Gartmore Tax-Free Income Fund

13      SECTION 2: FUND DETAILS
        Additional Information about Investments,
        Investment Techniques and Risks

16      SECTION 3: FUND MANAGEMENT
        Investment Adviser
        Portfolio Management

17      SECTION 4: INVESTING WITH GARTMORE
        Choosing a Share Class
        Sales Charges and Fees
        Contacting Gartmore Funds
        Buying Shares
        Fair Valuation
        Customer Identification Information
        Exchanging Shares
        Automatic Withdrawal Program
        Selling Shares
        Excessive or Short-Term Trading
        Exchange and Redemption Fees

27      SECTION 5: DISTRIBUTIONS AND TAXES
        Distributions and Capital Gains
        Selling and Exchanging Shares
        Other Tax Jurisdictions
        Tax Status for Retirement Plans and
           Other Tax-Deferred Accounts
        Backup Withholding

28      SECTION 6: FINANCIAL HIGHLIGHTS


                                           GARTMORE CORE FIXED INCOME SERIES | 1

CORE FIXED INCOME Series

INTRODUCTION TO THE CORE FIXED INCOME SERIES


THIS PROSPECTUS PROVIDES INFORMATION ABOUT THREE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"):


Gartmore Bond Fund
Gartmore Government Bond Fund
Gartmore Tax-Free Income Fund

THE FUNDS ARE PRIMARILY INTENDED:

o To help investors to seek current income through investments in various government, corporate and short-term debt securities.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME


Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

Each of Gartmore Bond Fund and Gartmore Government Bond Fund offers eight share classes -- Class A, Class B, Class C, Class D, Class R and Institutional Class (all of which are offered in another prospectus) and Class X and Class Y (which are offered in this prospectus). Gartmore Tax-Free Income Fund offers six share classes--Class A, Class B, Class C and Class D (all of which are offered in another prospectus) and Class X and Class Y (which are offered in this prospectus). Before September 1, 2003, Class X and Class Y shares were designated as Class B and Class C shares, respectively.

CLASS X AND CLASS Y SHARES ARE NOT AVAILABLE TO NEW INVESTORS. SHAREHOLDERS WHO CURRENTLY OWN CLASS X AND CLASS Y SHARES ARE ELIGIBLE TO PURCHASE SHARES OF THE FUND(S) THEY OWN.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges, and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

2 | GARTMORE CORE FIXED INCOME SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

ASSET-BACKED SECURITIES - fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.


COMMERCIAL PAPER - short-term debt instruments, usually unsecured, issued by banks and corporations by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory and is acquired at either a discount or is interest bearing.


CORPORATE BONDS - debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.


DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.


FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.


HIGH-YIELD BONDS - fixed-income securities rated below investment grade by nationally recognized rating agencies, including Moody's, Standard & Poor's and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as "junk bonds." They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

INVESTMENT GRADE - the four highest rating categories of nationally recognized rating agencies, including Moody's, Standard & Poor's and Fitch.


MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.

MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

MUNICIPAL OBLIGATIONS - fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.


TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).


U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

                                           GARTMORE CORE FIXED INCOME SERIES | 3

SECTION 1 GARTMORE BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of it net assets in FIXED-INCOME SECURITIES that are INVESTMENT GRADE, including CORPORATE BONDS, U.S. GOVERNMENT SECURITIES and U.S. GOVERNMENT AGENCY SECURITIES. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.


The Fund may also invest a portion of its assets in:

o     MORTGAGE-BACKED SECURITIES

o     ASSET-BACKED SECURITIES

o     foreign government and corporate bonds, denominated in U.S. dollars

o     junk bonds


o COMMERCIAL PAPER rated by a rating agency in one of the two highest rating categories


In selecting securities, the portfolio managers typically maintain an average portfolio DURATION of three to seven years.

The Fund's management seeks value, and may sell a security to take advantage of more favorable opportunities. The Fund also may sell a bond as it gets closer to its MATURITY in order to maintain the Fund's target duration and achieve an attractive TOTAL RETURN.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.


CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio managers may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.


If the value of the Fund's investments goes down, you may lose money.

4 | GARTMORE CORE FIXED INCOME SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS X SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1996    1997    1998     1999    2000    2001    2002    2003    2004    2005
-----   -----   -----   ------   -----   -----   -----   -----   -----   -----
1.50%   9.30%   7.80%   -3.70%   6.60%   9.00%   8.40%   5.50%   4.01%   2.42%

BEST QUARTER: 4.97% - 3RD QTR OF 2002
WORST QUARTER: -2.99% - 2ND QTR OF 2004

After-tax returns are shown in the table for Class X shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares - Before Taxes(2)                     -2.52%     5.51%      5.00%
--------------------------------------------------------------------------------
Class X shares - After Taxes on Distributions(2)     -3.81%     3.84%      2.98%
--------------------------------------------------------------------------------
Class X shares - After Taxes on Distributions and
   Sales of Shares(2)                                -1.65%     3.70%      2.99%
--------------------------------------------------------------------------------
Class Y shares - Before Taxes(2)                      1.42%     5.77%      5.21%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index(3)       2.37%     6.11%      6.17%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. For the period May 11, 1998 through March 1, 2001, Class Y shares include the previous performance of the Fund's Class D shares. These returns were created prior to the creation of Class X (May 11, 1998) and Class Y (March 1, 2001). This performance is substantially similar to what the individual classes would have produced because these classes all invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.


(3) The Lehman Brothers Government/Credit Bond Index is an unmanaged index of U.S. government and investment-grade corporate bonds with at least one year to maturity. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

                                           GARTMORE CORE FIXED INCOME SERIES | 5

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


--------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY
FROM YOUR INVESTMENT)(1)                   CLASS X SHARES     CLASS Y SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                            None               None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or sale
price, whichever is less)                  5.00%(2)           1.00%(3)
--------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(4)                  2.00%              2.00%
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)        0.50%              0.50%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)       0.85%              0.85%
--------------------------------------------------------------------------------
Other Expenses                             0.28%              0.28%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                         1.63%              1.63%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class X shares within six years after purchase. Class X shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class X Shares.

(3) A CDSC of 1% is charged if you sell Class Y shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class Y Shares.


(4) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Exchange and Redemption Fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares                             $  666   $   814   $ 1,087   $  1,729
--------------------------------------------------------------------------------
Class Y shares                             $  266   $   514   $   887   $  1,933
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares                             $  166   $   514   $   887   $  1,729
--------------------------------------------------------------------------------
Class Y shares                             $  166   $   514   $   887   $  1,533


6 | GARTMORE CORE FIXED INCOME SERIES

SECTION 1 GARTMORE GOVERNMENT BOND FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preserving capital.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in U.S. government securities and U.S. government agency securities. The Fund's management seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.


In selecting investments for the Fund, the portfolio manager uses interest rate expectations, duration analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying them at attractive values and holding them as they increase in value. The Fund will generally maintain an average dollar-weighted maturity of five to nine years, and an average portfolio duration of four to six years.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.

CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated bonds.


SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

If the value of the Fund's investments goes down, you may lose money.

                                           GARTMORE CORE FIXED INCOME SERIES | 7

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS X SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1996    1997    1998    1999     2000    2001     2002     2003    2004    2005
-----   -----   -----   ------   ------  ------   ------   -----   -----   -----
3.30%   9.50%   7.50%   -2.70%   12.00%   6.90%   10.10%   1.20%   2.65%   2.00%

BEST QUARTER: 5.36% - 3RD QTR OF 2001
WORST QUARTER: -2.67% - 2ND QTR OF 2001

After-tax returns are shown in the table for Class X shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares - Before Taxes(2)                     -2.95%     4.19%      5.16%
--------------------------------------------------------------------------------
Class X shares - After Taxes on Distributions(2)     -4.03%     2.49%      3.21%
--------------------------------------------------------------------------------
Class X shares - After Taxes on Distributions and
   Sales of Shares(2)                                -1.92%     2.59%      3.22%
--------------------------------------------------------------------------------
Class Y shares - Before Taxes(2)                      1.01%     4.46%      5.35%
--------------------------------------------------------------------------------
Merrill Lynch Government Master Index(3)              2.66%     5.33%      5.91%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. For the period May 11, 1998 through March 1, 2001, Class Y shares include the previous performance of the Fund's Class D shares. These returns were created prior to the creation of Class X (May 11, 1998) and Class Y (March 1, 2001). This performance is substantially similar to what the individual classes would have produced because these classes all invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.


(3) The Merrill Lynch Government Master Index is an unmanaged index of U.S. government bonds that gives a broad look at how those types of bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

8 | GARTMORE CORE FIXED INCOME SERIES

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


--------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY
FROM YOUR INVESTMENT)(1)                   CLASS X SHARES     CLASS Y SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                            None               None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or sale
price, whichever is less)                  5.00%(2)           1.00%(3)
--------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(4)                  2.00%              2.00%
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)        0.50%              0.50%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)       0.85%              0.85%
--------------------------------------------------------------------------------
Other Expenses                             0.21%              0.21%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                         1.56%              1.56%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class X shares within six years after purchase. Class X shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class -- Class X Shares.

(3) A CDSC of 1% is charged if you sell Class Y shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class -- Class Y Shares.


(4) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Exchange and Redemption Fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares                             $  659   $   793   $ 1,050   $  1,675
--------------------------------------------------------------------------------
Class Y shares                             $  259   $   493   $   850   $  1,856
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares                             $  159   $   493   $   850   $  1,675
--------------------------------------------------------------------------------
Class Y shares                             $  159   $   493   $   850   $  1,856
--------------------------------------------------------------------------------


                                           GARTMORE CORE FIXED INCOME SERIES | 9

SECTION 1 GARTMORE TAX-FREE INCOME FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with preserving capital by investing in investment grade municipal obligations.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade fixed-income securities that qualify as municipal obligations. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. The Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities, and floating and variable rate bonds, and may invest up to 20% of its net assets in municipal securities whose interest income is treated as a preference item for purposes of the federal alternative minimum tax. In selecting securities for the Fund, the Fund's management seeks value.


A security may be sold to take advantage of more favorable opportunities.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed-income securities goes down.


CREDIT RISK - a municipal issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

SELECTION RISK - the portfolio manager may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and strategies.


PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

EXTENSION RISK - when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall.

CALL AND REDEMPTION RISK - some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

TAX RISK - a municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax-exemption may be less valuable, causing the value of a municipal bond to decline.

If the value of the Fund's investments goes down, you may lose money.

10 | GARTMORE CORE FIXED INCOME SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. Returns through May 11, 1998, are based on the performance of the Fund's predecessor fund. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund's current 30-day yield.

ANNUAL TOTAL RETURNS - CLASS X SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

 1996    1997    1998    1999     2000     2001    2002    2003    2004    2005
-----   -----   -----   ------   ------   -----   -----   -----   -----   -----
3.70%   8.60%   5.10%   -4.40%   10.50%   3.70%   7.60%   4.10%   3.56%   2.14%

BEST QUARTER: 4.44% - 3RD QTR OF 2002
WORST QUARTER: -2.96% - 2ND QTR OF 2004

After-tax returns are shown in the table for Class X shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares - Before Taxes(2)                     -2.81%     3.87%      4.39%
--------------------------------------------------------------------------------
Class X shares - After Taxes on Distributions(2)     -2.82%     3.86%      4.36%
--------------------------------------------------------------------------------
Class X shares - After Taxes on Distributions and
   Sales of Shares(2)                                -0.75%     3.85%      4.34%
--------------------------------------------------------------------------------
Class Y shares - Before Taxes(2)                      1.16%     4.08%      4.55%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(3)               3.51%     5.59%      5.71%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. For the period May 11, 1998 through March 1, 2001, Class Y shares include the previous performance of the Fund's Class D shares. These returns were created prior to the creation of Class X (May 11, 1998) and Class Y (March 1, 2001). This performance is substantially similar to what the individual classes would have produced because these classes all invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.


(3) The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

                                          GARTMORE CORE FIXED INCOME SERIES | 11

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:


--------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY
FROM YOUR INVESTMENT)(1)                   CLASS X SHARES     CLASS Y SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                            None               None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or sale
price, whichever is less)                  5.00%(2)           1.00%(3)
--------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(4)                  2.00%              2.00%
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Management Fees (paid to have the Fund's
investments professionally managed)        0.50%              0.50%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)       0.85%              0.85%
--------------------------------------------------------------------------------
Other Expenses                             0.23%              0.23%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                         1.58%              1.58%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class X shares within six years after purchase. Class X shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class -- Class X Shares.

(3) A CDSC of 1% is charged if you sell Class Y shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class -- Class Y Shares.


(4) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Exchange and Redemption Fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares                             $  661   $   799   $ 1,060   $  1,642
--------------------------------------------------------------------------------
Class Y shares                             $  261   $   499   $   860   $  1,878
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class X shares                             $  161   $   499   $   860   $  1,642
--------------------------------------------------------------------------------
Class Y shares                             $  161   $   499   $   860   $  1,878


12 | GARTMORE CORE FIXED INCOME SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

INTEREST RATE RISK - prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


CREDIT RISK - the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating can also adversely affect the value of a Fund's investments. High-yield bonds are generally more exposed to credit risk than are investment grade securities.


EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the company's bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:


o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates,

o     the Federal Home Loan Banks,

o     the Federal National Mortgage Association ("FNMA"),

o the Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC"), and

o     the Federal Farm Credit Banks.


Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price, yield of the securities, net asset value and performance of a Fund are not guaranteed.

MORTGAGE-BACKED SECURITIES - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

ASSET-BACKED SECURITIES - Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund's portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

                                          GARTMORE CORE FIXED INCOME SERIES | 13

HIGH-YIELD BONDS AND OTHER LOWER RATED SECURITIES - Investment in high-yield bonds and other lower rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. Therefore, Funds that invest in high-yield bonds are subject to these risks:

o increased price sensitivity to changing interest rates and to adverse economic and business developments.


o     greater risk of loss due to default or declining credit quality.

o greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due.


o negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

FOREIGN SECURITIES RISK - Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability,

o     the impact of currency exchange rate fluctuations,

o     reduced information about issuers,

o     higher transaction costs,

o     less stringent regulatory and accounting standards, and

o     delayed settlement.


Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.


REPURCHASE AGREEMENTS - When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:

o the other party to the derivatives contract may fail to fulfill its obligations,

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets,

o the Fund may suffer disproportionately heavy losses relative to the amount invested, and


o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.


ZERO COUPON BONDS - These securities pay no interest during the life of the security, and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even where such payments are not actually being made. payments they would have received had a payment been made. To avoid federal income tax liability, a fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

FLOATING- AND VARIABLE-RATE SECURITIES - These securities do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund's income.

Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.


14 | GARTMORE CORE FIXED INCOME SERIES

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could under certain circumstances trigger adverse tax consequences to a Fund.

TEMPORARY INVESTMENTS - each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks

o     prime quality commercial paper


o repurchase agreements covering any of the securities in which the Fund may invest directly, and


o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


CREDIT DEFAULT SWAP agreements - The Gartmore Bond Fund may enter into a credit default swap, both (i) directly and (ii) indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. The Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, the Fund either delivers the defaulted bond (if the Fund has taken a short position in the credit default swap) or pays the par amount of the defaulted bond (if the Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events. The Funds currently post the top 10 portfolio holdings for each Fund's calendar quarter on the Trust's internet site at www.gartmorefunds.com. The top 10 holdings are available no earlier than 10 business days after the end of a Fund's calendar quarter and will remain available until a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").


                                          GARTMORE CORE FIXED INCOME SERIES | 15

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER


Gartmore Mutual Fund Capital Trust (the "Adviser"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the investment adviser for the Funds. Gartmore Mutual Fund Capital Trust was organized in 1999 as an investment adviser for mutual funds.

The Adviser is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring 11 affiliated investment advisers. Collectively, these affiliates (located in the United States., the United Kingdom and Japan) had approximately $84.7 billion in net assets under management as of December 31, 2005.

Each Fund pays the Adviser a management fee based on the Fund's average daily net assets. The total aggregate management fees paid by each Fund for the fiscal year ended October 31, 2005, expressed as a percentage of a Fund's average daily net assets and taking into account any applicable waivers, were as follows:

FUND                                                  ACTUAL MANAGEMENT FEE PAID
--------------------------------------------------------------------------------
Gartmore Bond Fund                                                         0.50%
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                                              0.50%
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                                              0.50%

The total annual advisory fees that can be paid to the Adviser (as a percentage of average daily net assets) are as follows:

FUND/ASSETS                                                       MANAGEMENT FEE
--------------------------------------------------------------------------------
GARTMORE BOND FUND,
--------------------------------------------------------------------------------
GARTMORE GOVERNMENT BOND FUND,
--------------------------------------------------------------------------------
GARTMORE TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
Up to $250 million                                                         0.50%
--------------------------------------------------------------------------------
$250 million up to $1 billion                                             0.475%
--------------------------------------------------------------------------------
$1 billion up to $2 billion                                                0.45%
--------------------------------------------------------------------------------
$2 billion up to $5 billion                                               0.425%
--------------------------------------------------------------------------------
$5 billion or more                                                         0.40%

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from November 1, 2004 to April 30, 2005.


PORTFOLIO MANAGEMENT

GARTMORE BOND FUND

Gary S. Davis, CFA and Mabel C. Brown, CFA, CPA are portfolio co-managers of the Gartmore Bond Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.


Mr. Davis joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1998 as a senior portfolio manager and is currently a director. He manages and co-manages with Ms. Brown, other institutional fixed-income accounts for Nationwide Insurance. Prior to joining Nationwide Insurance, he was with John Nuveen/Flagship Financial for five years.

Ms. Brown joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1998 as a senior investment analyst and is currently a director. She also co-manages with Mr. Davis, other institutional fixed-income accounts for Nationwide Insurance. Prior to joining Nationwide Insurance, she was with the Ohio Bureau of Workers' Compensation.


GARTMORE GOVERNMENT BOND FUND

Gary R. Hunt, CFA is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Hunt has either managed or co-managed the Gartmore Government Bond Fund, and its predecessor funds, since March 1997. He also manages the Gartmore GVIT Government Bond Fund and an offshore U.S. government bond fund. He joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1992 as a securities analyst. He is currently a director and manages the U.S. Treasury, Agency and Agency Mortgage Backed sector for Nationwide Insurance.

GARTMORE TAX-FREE INCOME FUND

Alpha Benson is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Ms. Benson joined Nationwide Insurance, an affiliate of the Fund's investment adviser, in 1977 as a financial analyst and now serves as Director of Municipal Securities. She has managed the Gartmore Tax-Free Income Fund and its predecessor since its inception in March 1986.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


16 | GARTMORE CORE FIXED INCOME SERIES

SECTION 4 INVESTING WITH GARTMORE

DIFFERENCES BETWEEN THE SHARE CLASSES

The Gartmore Funds offer several different share classes each with different price and cost features. If you owned Class B or Class C shares on September 1, 2003, your shares were re-designated as Class X or Class Y shares, respectively on that date. This redesignation generally did not affect the operations of these two classes.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision. The table below outlines the differences between Class X, Class Y and Class A shares.

COMPARING CLASS X, CLASS Y AND CLASS A(1) SHARES

CLASSES AND CHARGES                      POINTS TO CONSIDER

CLASS X SHARES

CDSC up to 5.00%                         No front-end sales charge means your
                                           full investment immediately goes
                                           toward buying shares.
                                         No reduction of CDSC, but waivers may
                                           be available.
                                         The CDSC declines 1% in most years to
                                           zero after six years.

Annual service and/or 12b-1 fee up to    Total annual operating expenses are
0.85% No administrative services fee       higher than Class A charges which
                                           means lower dividends per share are
                                           paid and/or NAV per share.

                                         Automatic conversion to Class A shares
                                           after seven years, which means lower
                                           annual expenses in the future.

                                         Maximum investment amount of $100,000.
                                           Larger investments may be rejected.
--------------------------------------------------------------------------------

CLASS Y SHARES

CDSC of 1.00%                            No front-end sales charge means your
                                           full investment immediately goes
                                           toward buying shares.
                                         No reduction of CDSC, but waivers may
                                           be available.
                                         The CDSC declines to zero after one
                                           year.

Annual service and/or 12b-1 fee up to    Total annual operating expenses are
0.85% No administrative services fee       higher than Class A charges which
                                           means lower dividends and/or NAV per
                                           share.

                                         No conversion feature.

                                         Maximum investment amount of
                                           $1,000,000(2). Larger investments may
                                           be rejected.
--------------------------------------------------------------------------------

CLASS A SHARES(1)

Front-end sales charge up to 4.25%       A front-end sales charge means that a
                                           portion of your initial investment
                                           goes toward the sales charge and is
                                           not invested.(3)

Contingent deferred sales charge         Reduction and waivers of sales charges
(CDSC)(1)                                  may be available.

Annual service and/or 12b-1 fee up to    Total annual operating expenses are
0.25% Administrative services fee up       lower than Class B and Class C
to 0.25%                                   charges which means higher dividends
                                           and/or NAV per share.

                                         No conversion feature.

                                         No maximum investment amount.
--------------------------------------------------------------------------------


(1) Class A shares are included because Class X shares will convert to Class A shares after seven years.

(2)   This limit was calculated based on a one-year holding period.


(3) A CDSC of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and for which a finders fee was paid.


                                          GARTMORE CORE FIXED INCOME SERIES | 17

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


                                           SALES CHARGE
                                        AS A PERCENTAGE OF
                                    -------------------------            DEALER
                                                   NET AMOUNT     COMMISSION AS
     AMOUNT OF                      OFFERING         INVESTED     PERCENTAGE OF
     PURCHASE                          PRICE  (APPROXIMATELY)    OFFERING PRICE
-------------------------------------------------------------------------------
Less than $100,000                     4.25%            4.44%             3.75%
-------------------------------------------------------------------------------
$100,000 to $249,999                   3.50             3.63              3.00
-------------------------------------------------------------------------------
$250,000 to $499,999                   2.50             2.56              2.00
-------------------------------------------------------------------------------
$500,000 to $999,999                   2.00             2.04              1.75
-------------------------------------------------------------------------------
$1 million or more                     None             None              None*
-------------------------------------------------------------------------------


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include accounts statements or other records regarding shares of the Funds held in (i) all accounts (E.G., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.gartmorefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.


o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.


o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you sell Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of selling shares on which you previously paid a sales charge,. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your sale and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A shares with your purchase of Class D, Class B or Class C shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges.


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker- dealer that has a dealer/selling agreement with the Distributor.

o     retirement plans.


o investment advisory clients of Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust and their affiliates.


o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.


The SAI lists other investors eligible for sales charge waivers.
--------------------------------------------------------------------------------


18 | GARTMORE CORE FIXED INCOME SERIES

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by Gartmore Mutual Fund (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) of up to 0.75% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or


o to shares acquired through reinvestment of dividends or capital gain distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES

AMOUNT OF                              $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                            TO $3,999,999   TO $24,999,999       OR MORE
--------------------------------------------------------------------------------
If sold within                          18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                              0.75%            0.50%         0.25%

Any CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC you pay.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSCs for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.


Waiver of contingent deferred sales charges Class A, Class X and Class Y shares. The CDSC is waived on:

o the sale of Class A, Class X or Class Y shares purchased through reinvested dividends or distributions. However, a CDSC is charged if you sell your Class X or class Y shares and then reinvest the proceeds in Class X or Class Y shares within 30 days. The CDSC is redeposited into your new account.

o Class X shares which are qualifying redemptions of Class X shares under the Automatic Withdrawal Program.

o Class X or Class Y shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or disability.

o mandatory withdrawals from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts.

o Sales of Class Y shares from retirement plans offered by the Nationwide Trust Company.

For more complete information, see the SAI.


CLASS X SHARES


After you hold your Class X shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class X shares, you may receive fewer Class A shares than the Class X shares converted; however, the total dollar value is the same.


CLASS Y SHARES

Both the front-end sales charge and CDSC applicable to Class Y shares will be waived for sales of retirement plans offered by Nationwide Trust Company.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"). These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

The Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class X, and Class Y shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder servicing fees. These fees are paid to the distributor are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class X and Class Y shares pay the Distributor annual amounts not exceeding the following:

CLASS                                       AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                              0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class X shares                              0.85% (0.10% service fee)
--------------------------------------------------------------------------------
Class Y shares                              0.85% (0.10% service fee)


                                          GARTMORE CORE FIXED INCOME SERIES | 19

ADMINISTRATIVE SERVICES FEES

Class X and Class Y shares do not pay administrative services fees. Class A shares may pay administrative service fees. Gartmore Mutual Funds pays these fees to providers of recordkeeping and/or other administrative support services.


REVENUE SHARING


The investment adviser and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o     the Fund's Distributor and other affiliates of the investment adviser,

o     broker-dealers,

o     financial institutions, and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING GARTMORE FUNDS


CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions

o     hear fund price information

o     obtain mailing and wiring instructions

INTERNET Go to WWW.GARTMOREFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses

o     obtain information on the Gartmore Funds

o     access your account information

o     request transactions, including purchases, redemptions and exchanges

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205,
Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road,
Columbus Ohio 43219.

BY FAX 614-428-3278

20 | GARTMORE CORE FIXED INCOME SERIES

FUND TRANSACTIONS--CLASS A, CLASS X AND CLASS Y SHARES

All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's net asset value (NAV) to receive that day's NAV.

HOW TO BUY SHARES                                                  HOW TO EXCHANGE* OR SELL** SHARES
SHARES ARE ONLY OFFERED TO EXISTING SHAREHOLDERS.                  UNCASHED OR UNDELIVERABLE CHECKS MAY BE REDEPOSITED AFTER SIX
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE EACH   MONTHS IN THE FUND.
FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE SALE
OF SHARES AT ANY TIME.                                             *     EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
                                                                         60-DAY WRITTEN NOTICE TO SHAREHOLDERS

                                                                   **    A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                         "MEDALLION SIGNATURE GUARANTEE" BELOW

THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has     THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has
relationships with certain brokers and other financial             relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange     intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is           and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or     processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.     an authorized intermediary receives your order in proper form.
-----------------------------------------------------------------------------------------------------------------------------------

BY MAIL. Complete an application and send with a check made        BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Gartmore Funds. Payment must be made in U.S. dollars   mailing or faxing a letter to Gartmore Funds. The letter must
and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH, STARTER    include your account numbers and the names of the Funds you wish
CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT CARD         to exchange from and to. The letter must be signed by all
CHECKS OR MONEY ORDERS.                                            account owners. We reserve the right to request original
                                                                   documents for any faxed requests.
-----------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic telephone privileges         BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds      unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are       follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or     genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds   expense that results from executing such instructions. The Funds
may revoke telephone privileges at any time, without notice to     may revoke telephone privileges at any time, without notice to
shareholders.                                                      shareholders. For redemptions, shareholders who own
                                                                   shares in an IRA account should call 800-848-0920

                                                                   ADDITIONAL INFORMATION FOR SELLING SHARES. The following types of accounts can use the voice-response system to sell shares:
                                                                   Individual, Joint, Transfer on Death, Trust and Uniform
                                                                   Gift/Transfer to Minors.

                                                                   A check made payable to the shareholder of record will be
                                                                   mailed to the address of record.

                                                                   The Funds may record telephone instructions to sell shares and may request sale instructions in writing, signed by all
                                                                   shareholders on the account.
-----------------------------------------------------------------------------------------------------------------------------------

ON-LINE. Transactions may be made through the Gartmore Funds       ON-LINE. Transactions may be made through the Gartmore Funds
website. However, the Funds may discontinue on-line transactions   website. However, the Funds may discontinue on-line transactions
of Fund shares at any time.                                        of Fund shares at any time.
-----------------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by federal     BY BANK WIRE. The Funds can wire the proceeds of your sale
funds wire to the Funds' custodian bank. (The authorization will   directly to your account at a commercial bank. A voided check
be in effect unless you give the Fund written notice of its        must be attached to your application. (The authorization will be
termination.)                                                      in effect unless you give the Fund written notice of its
                                                                   termination.)

o     if you choose this method to open a new account, you must    o     your proceeds will be wired to your bank on the next
      call our toll-free number before you wire your investment          business day after your order has been processed.
      and arrange to fax your completed application.
                                                                   o     Gartmore deducts a $20 service fee from the sale proceeds
o     your bank may charge a fee to wire funds.                          for this service.

                                                                   o     your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                   o     funds sent outside the U.S. may be subject to higher fees.

                                                                   BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Gartmore      BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds account with proceeds from your bank via ACH on the second   be sent to your bank via ACH on the second business day after
business day after your purchase order has been processed. A       your order has been processed. A voided check must be attached to
voided check must be attached to your application. Money sent      your application. Money sent through ACH should reach your bank
through ACH typically reaches Gartmore Funds from your bank in     in two business days. There is no fee for this service. (The
two business days. There is no fee for this service. (The          authorization will be in effect unless you give the Fund written
authorization will be in effect unless you give the Fund written   notice of its termination.)
notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement       RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or     plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call   their administrators wishing to conduct transactions should call
our toll-free number. Eligible entities or individuals wishing     our toll-free number. Eligible entities or individuals wishing
to conduct transactions in Institutional Service Class or          to conduct transactions in Institutional Service Class or
Institutional Class shares should call our toll-free number.       Institutional Class shares should call our toll-free number.


                                          GARTMORE CORE FIXED INCOME SERIES | 21

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.


o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its transfer agent in good order, plus any applicable sales charge.

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of the last quoted bid price. Where such bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

The Gartmore Money Market Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

IN-KIND PURCHASES

The Fund(s) may accept payment for shares in the form of securities that are permissible investments for the Funds.


--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

MINIMUM ADDITIONAL INVESTMENTS

CLASS X AND CLASS Y SHARES

Additional investments $100 (per Fund)

Additional Investments

(Automatic Asset  Accumulation Plan) $50

Minimum investment requirements do not apply to certain retirement plans or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

22 | GARTMORE CORE FIXED INCOME SERIES

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES--CLASS X AND CLASS Y SHARES


Maintaining small accounts is costly for the Fund(s) and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund(s)' minimum.


o if the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are sold each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund(s) may waive the quarterly fee.

o the Fund(s) reserve the right to sell your remaining shares and close your account if a sale of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same owner,

o your first purchase in the new fund meets its minimum investment requirement.


Subject to the conditions above, Class X and Class Y shareholders may exchange their shares for Class B and Class C shares, respectively, of any Gartmore Fund. You may also exchange Class X and Class Y shares into the Prime Shares of the Gartmore Money Market Fund. However, if you exchange your Class X or Class Y shares, you will not be permitted to exchange back into Class X or Class Y shares of the original Fund. In addition, you may not exchange Class X or Class Y shares of a Fund into Class X or Class Y shares of any other Fund. The exchange privileges may be amended or discontinued upon 60-day written notice to shareholders.

AUTOMATIC WITHDRAWAL PROGRAM

You automatically may redeem shares in Class A, Class X and Class Y in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A shares subject to a sales charge while redeeming shares using this program. If you own Class X shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class X shares is located in the SAI.


                                          GARTMORE CORE FIXED INCOME SERIES | 23

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you sell your shares is the net asset value (minus any applicable sales charges) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you sell may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the sale.


IF YOU SELL ALL OF YOUR CLASS X OR CLASS Y SHARES OF A FUND, YOU WILL NOT BE ABLE TO BUY CLASS X OR CLASS Y SHARES, RESPECTIVELY, OF THAT FUND IN THE FUTURE.

You may not be able to sell your Fund shares or Gartmore Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted, or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you sell within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.


If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.


The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE


A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:


o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o the proceeds are mailed to any address other than the address of record, or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

24 | GARTMORE CORE FIXED INCOME SERIES

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:


o     disrupt portfolio management strategies,

o     increase brokerage and other transaction costs, and

o     negatively affect fund performance.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) base on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:


MONITORING OF TRADING ACTIVITY


The Funds, through their investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS


Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:


o restrict purchases or exchanges that they or their agents believe constitute excessive trading;

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.

The Funds have also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and


o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.


FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore: Buying Shares--Share Price.

Despite its best efforts, Gartmore Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Gartmore Funds may not be able to prevent all market timing and its potential negative impact.


                                          GARTMORE CORE FIXED INCOME SERIES | 25

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose redemption and exchange fees on certain funds if you sell or exchange your shares within a designated holding period. The exchange fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether an exchange fee applies, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares sold or exchanged under regularly scheduled withdrawal plans.

o     shares purchased through reinvested dividends or capital gains.

o shares sold (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent sale must have occurred during the period the fee applied.

o shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts.


o shares sold or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction.


o shares sold or exchanged by any "Fund of Funds" that is affiliated with the Fund.


With respect to shares sold or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.


Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o omnibus accounts where there is no capability to impose an exchange fee on underlying customers' accounts; and

o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these Funds into another Gartmore Fund if you have held the shares of the fund with the exchange for less than the minimum holding period listed below:


                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                        2.00%                90
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                           2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                  2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                     2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                   2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Technology and
   Communications Fund                                   2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                           2.00%                90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                       2.00%                90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                           2.00%                90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                             2.00%                90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                     2.00%                90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                  2.00%                90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders                               2.00%                90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Long-Short Fund             2.00%                90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                        2.00%                90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                          2.00%                90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                     2.00%                30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                            2.00%                30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                 2.00%                30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                         2.00%                30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                        2.00%                30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                       2.00%                 7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                 2.00%                 7
--------------------------------------------------------------------------------
Gartmore Convertible Fund                                2.00%                 7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                            2.00%                 7
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund                            2.00%                 7
--------------------------------------------------------------------------------
Gartmore International Index Fund                        2.00%                 7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                       2.00%                 7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                              2.00%                 7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                        2.00%                 7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                            2.00%                 7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                            2.00%                 7


26 | GARTMORE CORE FIXED INCOME SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distributions varies and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS AND CAPITAL GAINS


The Fund(s) intend to calculate income dividends daily and pay income dividends to you monthly. All income and capital gains distributions (which are paid annually) are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.


Dividends and capital gain distributions you receive from the Funds may be subject to Federal income tax, state taxes or local taxes:

o any taxable dividends, as well as distributions of short-term capital gains, are federally taxable at applicable ordinary income tax rates.

o distributions of net long-term capital gains are taxable to you as long-term capital gains.

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met.

o for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction.

o distributions declared in December but paid in January are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax.)

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

GARTMORE TAX-FREE INCOME FUND

Generally, income from the Tax-Free Income Fund will be exempt from federal income taxes, although it is possible that a portion could be taxable. Any taxable distributions will be reported on Form 1099. Although the distributions may be exempt from federal income taxes, they may be subject to state and local taxes. Please be aware that income that is exempt from federal income taxes may be considered in addition to taxable income for purposes of determining whether Social Security payments received by a shareholder are subject to federal income taxes. Certain income not subject to the normal federal income tax may be subject to the federal alternative minimum tax. To determine whether a tax-free fund is right for you, please speak with your tax adviser.

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING


You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


                                          GARTMORE CORE FIXED INCOME SERIES | 27

SECTION 6 GARTMORE BOND FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002, 2003, 2004 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                      INVESTMENT ACTIVITIES                  DISTRIBUTIONS
                                              -------------------------------------   --------------------------
                                                                   NET
                                                              REALIZED
                                                                   AND
                                  NET ASSET                 UNREALIZED
                                     VALUE,          NET         GAINS   TOTAL FROM          NET
                                  BEGINNING   INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT           TOTAL
                                  OF PERIOD       INCOME   INVESTMENTS   ACTIVITIES       INCOME   DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year ended October 31, 2001       $    8.75         0.47         0.84          1.31       (0.48)          (0.48)
Year ended October 31, 2002       $    9.58         0.45        (0.15)         0.30       (0.45)          (0.45)
Year ended October 31, 2003(d)    $    9.43         0.41         0.24          0.65       (0.41)          (0.41)
Year ended October 31, 2004       $    9.67         0.38         0.08          0.46       (0.38)          (0.38)
Year ended October 31, 2005       $    9.75         0.35        (0.21)         0.14       (0.35)          (0.35)
----------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
Period ended October 31, 2001(e)  $    9.19         0.25         0.40          0.65       (0.25)          (0.25)
Year ended October 31, 2002       $    9.59         0.45        (0.15)         0.30       (0.45)          (0.45)
Year ended October 31, 2003(d)    $    9.44         0.41         0.24          0.65       (0.41)          (0.41)
Year ended October 31, 2004       $    9.68         0.38         0.08          0.46       (0.38)          (0.38)
Year ended October 31, 2005       $    9.76         0.35        (0.21)         0.14       (0.35)          (0.35)
----------------------------------------------------------------------------------------------------------------

                                               RATIO/SUPPLEMENTAL DATA
                                  --------------------------------------------------
                                  NET ASSET                 NET ASSETS     RATIO OF
                                     VALUE,                     AT END     EXPENSES
                                     END OF        TOTAL     OF PERIOD   TO AVERAGE
                                     PERIOD   RETURN (a)        (000s)   NET ASSETS
------------------------------------------------------------------------------------
CLASS X SHARES
Year ended October 31, 2001       $    9.58    15.33%       $    2,935      1.72%
Year ended October 31, 2002       $    9.43     3.26%       $    3,548      1.62%
Year ended October 31, 2003(d)    $    9.67     6.98%       $    3,674      1.60%
Year ended October 31, 2004       $    9.75     4.82%       $    3,457      1.57%
Year ended October 31, 2005       $    9.54     1.44%       $    2,821      1.63%
------------------------------------------------------------------------------------

CLASS Y SHARES
Period ended October 31, 2001(e)  $    9.59     7.25%(f)    $      162      1.74%(g)
Year ended October 31, 2002       $    9.44     3.26%       $      272      1.62%
Year ended October 31, 2003(d)    $    9.68     6.97%       $      256      1.60%
Year ended October 31, 2004       $    9.76     4.81%       $      238      1.57%
Year ended October 31, 2005       $    9.55     1.44%       $      199      1.63%
------------------------------------------------------------------------------------

                                                   RATIO/SUPPLEMENTAL DATA
                                  ---------------------------------------------------------
                                                                RATIO OF NET
                                                     RATIO OF     INVESTMENT
                                                     EXPENSES         INCOME
                                  RATIO OF NET      (PRIOR TO      (PRIOR TO
                                    INVESTMENT     REIMBURSE-     REIMBURSE-
                                        INCOME      MENTS) TO      MENTS) TO
                                    TO AVERAGE    AVERAGE NET    AVERAGE NET      PORTFOLIO
                                    NET ASSETS     ASSETS (b)     ASSETS (b)   TURNOVER (c)
-------------------------------------------------------------------------------------------
CLASS X SHARES
Year ended October 31, 2001           5.10%               (h)            (h)         42.47%
Year ended October 31, 2002           4.79%               (h)            (h)         27.66%
Year ended October 31, 2003(d)        4.22%               (h)            (h)         17.73%
Year ended October 31, 2004           3.85%               (h)            (h)         17.20%
Year ended October 31, 2005           3.62%               (h)            (h)         34.08%
-------------------------------------------------------------------------------------------

CLASS Y SHARES
Period ended October 31, 2001(e)      4.77%(g)            (h)            (h)         42.47%
Year ended October 31, 2002           4.78%               (h)            (h)         27.66%
Year ended October 31, 2003(d)        4.21%               (h)            (h)         17.73%
Year ended October 31, 2004           3.85%               (h)            (h)         17.20%
Year ended October 31, 2005           3.62%               (h)            (h)         34.08%
-------------------------------------------------------------------------------------------


(a) Excludes sales charge

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Effective September 1, 2003, Class B and Class C were renamed Class X and Class Y, respectively.

(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(f) Not annualized.

(g) Annualized.

(h) There were no fee reductions during the period

28 | GARTMORE CORE FIXED INCOME SERIES

SECTION 6 GARTMORE GOVERNMENT BOND FUND FINANCIAL HIGHLIGHTS


                                                        INVESTMENT ACTIVITIES                        DISTRIBUTIONS
                                                -------------------------------------   ---------------------------------------
                                                                    NET
                                                               REALIZED
                                                                    AND
                                    NET ASSET                UNREALIZED
                                       VALUE,          NET        GAINS    TOTAL FROM          NET          NET
                                    BEGINNING   INVESTMENT  (LOSSES) ON    INVESTMENT   INVESTMENT     REALIZED           TOTAL
                                    OF PERIOD       INCOME  INVESTMENTS    ACTIVITIES       INCOME        GAINS   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year ended October 31, 2001         $   10.00         0.47        0.94           1.41       (0.47)           -           (0.47)
Year ended October 31, 2002         $   10.94         0.40        0.19           0.59       (0.40)       (0.20)          (0.60)
Year ended October 31, 2003(d)      $   10.93         0.36       (0.14)          0.22       (0.35)       (0.19)          (0.54)
Year ended October 31, 2004         $   10.61         0.30        0.02           0.32       (0.31)       (0.26)          (0.57)
Year ended October 31, 2005         $   10.36         0.30       (0.20)          0.10       (0.30)           -           (0.30)
-------------------------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
Period ended October 31, 2001(e)    $   10.47         0.24        0.47           0.71       (0.24)           -           (0.24)
Year ended October 31, 2002         $   10.94         0.40        0.19           0.59       (0.40)       (0.20)          (0.60)
Year ended October 31, 2003(d)      $   10.93         0.36       (0.14)          0.22       (0.35)       (0.19)          (0.54)
Year ended October 31, 2004         $   10.61         0.30        0.02           0.32       (0.31)       (0.26)          (0.57)
Year ended October 31, 2005         $   10.36         0.30       (0.20)          0.10       (0.30)           -           (0.30)
-------------------------------------------------------------------------------------------------------------------------------

                                                  RATIO/SUPPLEMENTAL DATA
                                    ----------------------------------------------------
                                    NET ASSET                    NET ASSETS     RATIO OF
                                       VALUE,                        AT END     EXPENSES
                                       END OF        TOTAL        OF PERIOD   TO AVERAGE
                                       PERIOD   RETURN (a)           (000S)   NET ASSETS
----------------------------------------------------------------------------------------
CLASS X SHARES
Year ended October 31, 2001         $   10.94    14.41%          $    4,024     1.64%
Year ended October 31, 2002         $   10.93     5.80%          $    6,067     1.58%
Year ended October 31, 2003(d)      $   10.61     2.00%          $    5,689     1.57%
Year ended October 31, 2004         $   10.36     3.10%          $    4,557     1.54%
Year ended October 31, 2005         $   10.16     1.00%          $    3,394     1.56%
----------------------------------------------------------------------------------------

CLASS Y SHARES
Period ended October 31, 2001(e)    $   10.94     6.89%(f)       $      449     1.64%(g)
Year ended October 31, 2002         $   10.93     5.80%          $      941     1.58%
Year ended October 31, 2003(d)      $   10.61     2.00%          $    1,910     1.57%
Year ended October 31, 2004         $   10.36     3.10%          $      961     1.54%
Year ended October 31, 2005         $   10.16     1.00%          $      855     1.56%
----------------------------------------------------------------------------------------

                                                       RATIO/SUPPLEMENTAL DATA
                                   ---------------------------------------------------------------
                                                                    RATIO OF NET
                                                        RATIO OF      INVESTMENT
                                                        EXPENSES          INCOME
                                   RATIO OF NET        (PRIOR TO       (PRIOR TO
                                     INVESTMENT       REIMBURSE-      REIMBURSE-
                                         INCOME        MENTS) TO       MENTS) TO
                                     TO AVERAGE      AVERAGE NET     AVERAGE NET         PORTFOLIO
                                     NET ASSETS       ASSETS (b)      ASSETS (b)      TURNOVER (c)
--------------------------------------------------------------------------------------------------
CLASS X SHARES
Year ended October 31, 2001            4.27%            1.68%           4.23%              159.68%
Year ended October 31, 2002            3.74%            1.58%           3.74%               99.42%
Year ended October 31, 2003(d)         3.29%             (h)             (h)               106.65%
Year ended October 31, 2004            2.91%             (h)             (h)               110.72%
Year ended October 31, 2005            2.95%             (h)             (h)               117.67%
--------------------------------------------------------------------------------------------------

CLASS Y SHARES
Period ended October 31, 2001(e)       4.20%(g)         1.73%(g)        4.11%(g)           159.68%
Year ended October 31, 2002            3.72%            1.58%           3.72%               99.42%
Year ended October 31, 2003(d)         3.28%             (h)             (h)               106.65%
Year ended October 31, 2004            2.93%             (h)             (h)               110.72%
Year ended October 31, 2005            2.95%             (h)             (h)               117.67%
--------------------------------------------------------------------------------------------------


(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Effective September 1, 2003, Class B and Class C were renamed Class X and Class Y, respectively.

(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(f) Not annualized.

(g) Annualized.

(h) There were no fee reductions during the period

                                          GARTMORE CORE FIXED INCOME SERIES | 29

SECTION 6 GARTMORE TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS


                                                          INVESTMENT ACTIVITIES                    DISTRIBUTIONS
                                                  --------------------------------------    --------------------------
                                                                       NET
                                                                  REALIZED
                                                                       AND
                                    NET ASSET                   UNREALIZED
                                       VALUE,            NET         GAINS    TOTAL FROM           NET
                                    BEGINNING     INVESTMENT   (LOSSES) ON    INVESTMENT    INVESTMENT           TOTAL
                                    OF PERIOD         INCOME   INVESTMENTS    ACTIVITIES        INCOME   DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year ended October 31, 2001        $    10.03           0.40         0.49           0.89        (0.42)          (0.42)
Year ended October 31, 2002        $    10.50           0.40         0.01           0.41        (0.40)          (0.40)
Year ended October 31, 2003(d)     $    10.51           0.38        (0.02)          0.36        (0.38)          (0.38)
Year ended October 31, 2004        $    10.49           0.37         0.18           0.55        (0.37)          (0.37)
Year ended October 31, 2005        $    10.67           0.32        (0.19)          0.13        (0.32)          (0.32)
----------------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
Period Ended October 31, 2001(c)   $    10.32           0.22         0.16           0.38        (0.22)          (0.22)
Year Ended October 31, 2002        $    10.48           0.41            -           0.41        (0.40)          (0.40)
Year Ended October 31, 2003(d)     $    10.49           0.39        (0.03)          0.36        (0.38)          (0.38)
Year Ended October 31, 2004        $    10.47           0.38         0.17           0.55        (0.37)          (0.37)
Year ended October 31, 2005        $    10.65           0.32        (0.18)          0.14        (0.33)          (0.33)
----------------------------------------------------------------------------------------------------------------------

                                                                   RATIO/SUPPLEMENTAL DATA
                                   ----------------------------------------------------------------------------------------
                                                                                             RATIO OF NET
                                    NET ASSET                    NET ASSETS     RATIO OF       INVESTMENT
                                       VALUE,                        AT END     EXPENSES           INCOME
                                       END OF        TOTAL        OF PERIOD   TO AVERAGE       TO AVERAGE        PORTFOLIO
                                       PERIOD   RETURN (a)           (000S)   NET ASSETS       NET ASSETS      TURNOVER (b)
---------------------------------------------------------------------------------------------------------------------------
CLASS X SHARES
Year ended October 31, 2001        $    10.50     9.06%          $    5,592     1.60%            3.96%                7.29%
Year ended October 31, 2002        $    10.51     4.05%          $    6,445     1.58%            3.88%               27.77%
Year ended October 31, 2003(d)     $    10.49     3.48%          $    6,861     1.57%            3.61%               16.91%
Year ended October 31, 2004        $    10.67     5.34%          $    6,342     1.53%            3.50%                0.00%
Year ended October 31, 2005        $    10.48     1.36%          $    4,903     1.57%            3.06%                3.70%
---------------------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
Period Ended October 31, 2001(c)   $    10.48     3.73%(e)       $      115     1.62%(f)         3.98%(f)             7.29%
Year Ended October 31, 2002        $    10.49     4.06%          $      221     1.59%            3.87%               27.77%
Year Ended October 31, 2003(d)     $    10.47     3.49%          $      652     1.57%            3.61%               16.91%
Year Ended October 31, 2004        $    10.65     5.35%          $      493     1.54%            3.51%                0.00%
Year ended October 31, 2005        $    10.46     1.37%          $      232     1.58%            3.05%                3.70%
---------------------------------------------------------------------------------------------------------------------------

(a) Excludes sales charge.

(b) Porfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(d) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

(e) Not annualized.

(f) Annualized.


30 | GARTMORE CORE FIXED INCOME SERIES

                      This page intentionally left blank.

                      This page intentionally left blank.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year)

o     Semi-Annual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:

Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,


o     by electronic request publicinfo@sec.gov.

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.), or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                 (c) 2005 Gartmore Global Investments, Inc. All rights reserved.


                                                                  PR-CFX-XY 2/06

INDEX Series
Gartmore Bond Index Fund
Gartmore International Index Fund
Gartmore Mid Cap Market Index Fund
Gartmore S&P 500 Index Fund
Gartmore Small Cap Index Fund

                                                                 [GARTMORE LOGO]

                                 FundPROSPECTUS


February 28, 2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           www.gartmorefunds.com

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Gartmore Bond Index Fund Class A                                          GBIAX
--------------------------------------------------------------------------------
Gartmore Bond Index Fund Class B                                          GBIBX
--------------------------------------------------------------------------------
Gartmore Bond Index Fund Class C                                            n/a
--------------------------------------------------------------------------------
Gartmore Bond Index Fund Class R                                            n/a
--------------------------------------------------------------------------------
Gartmore Bond Index Fund Institutional Class                              GBXIX
--------------------------------------------------------------------------------
Gartmore International Index Fund Class A                                 GIIAX
--------------------------------------------------------------------------------
Gartmore International Index Fund Class B                                 GIIBX
--------------------------------------------------------------------------------
Gartmore International Index Fund Class C                                 GIICX
--------------------------------------------------------------------------------
Gartmore International Index Fund Class R                                   n/a
--------------------------------------------------------------------------------
Gartmore International Index Fund Institutional Class                     GIXIX
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund Class A                                GMXAX
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund Class B                                GMCBX
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund Class C                                GMCCX
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund Class R                                  n/a
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund Institutional Class                    GMXIX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Class A                                       GRMAX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Class B                                       GRMBX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Class C                                       GRMCX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Class R                                         n/a
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Institutional Class                           GRMIX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Local Fund                                    GRMLX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Service Class                                 GRMSX
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund Institutional Service Class                   GRISX
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund Class A                                     GMRAX
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund Class B                                     GMRBX
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund Class C                                     GMRCX
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund Class R                                       n/a
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund Institutional Class                         GMRIX
--------------------------------------------------------------------------------


TABLE OF CONTENTS


       4       SECTION 1: FUND SUMMARIES AND PERFORMANCE
               Gartmore Bond Index Fund
               Gartmore International Index Fund
               Gartmore Mid Cap Market Index Fund
               Gartmore S&P 500 Index Fund
               Gartmore Small Cap Index Fund

      26       SECTION 2: FUND DETAILS
               Additional Information about Investments,
                 Investment Techniques and Risks

      30       SECTION 3: FUND MANAGEMENT
               Investment Adviser
               Multi-Manager Structure
               Subadviser
               Portfolio Management

      32       SECTION 4: INVESTING WITH GARTMORE
               Choosing a Share Class
               Sales Charges and Fees
               Contacting Gartmore Funds
               Buying Shares
               Fair Valuation
               Customer Identification Information
               Exchanging Shares
               Automatic Withdrawal Program
               Selling Shares
               Excessive or Short-Term Trading
               Exchange and Redemption Fees

      43       SECTION 5: DISTRIBUTIONS AND TAXES
               Distributions and Capital Gains
               Selling and Exchanging Shares
               Other Tax Jurisdictions
               Tax Status for Retirement Plans and
                  Other Tax-Deferred Accounts
               Backup Withholding

      44       SECTION 6: FINANCIAL HIGHLIGHTS


                                                       GARTMORE INDEX SERIES | 1

INDEX Series

INTRODUCTION TO THE INDEX SERIES


THIS PROSPECTUS PROVIDES INFORMATION ABOUT FIVE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"):


Gartmore Bond Index Fund
Gartmore International Index Fund
Gartmore Mid Cap Market Index Fund
Gartmore S&P 500 Index Fund
Gartmore Small Cap Index Fund


THE FUNDS ARE PRIMARILY INTENDED:

o To seek to match the performance of a specific market index before the deduction of Fund expenses.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES


o Gartmore Bond Index Fund and Gartmore International Index Fund offer three share classes -- Class A, Class B and Institutional Class. The Gartmore International Index Fund also offers Class C Shares.


o Gartmore Mid Cap Market Index Fund and Gartmore Small Cap Index Fund offer four share classes -- Class A, Class B, Class C and Institutional Class.


o Gartmore S&P 500 Index Fund offers seven share classes -- Class A, Class B, Class C, Institutional Class, Local Fund, Service Class and Institutional Service Class.

All other classes of the above Funds that are in this Prospectus have not yet commenced operations.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


A NOTE ABOUT THE INDEX SERIES


The Funds in the Index Series each employ a "passive management" or "indexing" investment approach, seeking to invest in a portfolio of securities substantially the same as the securities tracked in a benchmark index. Each Fund's performance is expected to approximately match the performance of its applicable index prior to the deduction of Fund expenses. Each Fund may change its target index without shareholder approval if Gartmore Mutual Fund Capital Trust (the "Adviser" or "Gartmore") believes that a different index better represents the performance of the applicable market segment.

The Funds each employ a "multi-manager" structure, which means that Gartmore may hire, replace or terminate one or more unaffiliated subadvisers without shareholder approval. The Adviser believes this structure provides it with increased flexibility to manage the Funds and to operate them more efficiently. See Section 3, Fund Management: Multi-Manager Structure.


2 | GARTMORE INDEX SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

BONDS - debt obligations issued by corporations, governments and other issuers.

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.


DURATION - related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond's value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign funds or trusts and depositary receipts, that represent an ownership interest in the issuer.


FIXED-INCOME SECURITIES - securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.


INVESTMENT GRADE - the four highest rating categories of nationally recognized rating agencies, including Moody's, Standard & Poor's and Fitch.

LARGE-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Standard & Poor's (S&P) 500(R) Index, ranging from $665 million to $370.3 billion as of December 31, 2005.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

MARKET-WEIGHTED INDEX - an index in which the weighting of each security is based on the issuing company's market capitalization. Changes in the price of a company with a large capitalization affect the level of the index more than do changes in the price of a company with a smaller capitalization.

MATURITY - the time at which the principal amount of a bond is scheduled to be returned to investors.


MID-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the S&P 400 Index, ranging from $423 million to $14.6 billion as of December 31, 2005.


MORTGAGE-BACKED SECURITIES - fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.


SMALL-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Russell 2000(R) Index, ranging from $26 million to $4.4 billion as of December 31, 2005.


U.S. GOVERNMENT AGENCY SECURITIES - debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. GOVERNMENT SECURITIES - debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

                                                       GARTMORE INDEX SERIES | 3

SECTION 1 GARTMORE BOND INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE


The Fund seeks to match the performance of the Lehman Brothers U.S. Aggregate Index ("Lehman Aggregate Index") as closely as possible before the deduction of Fund expenses.


PRINCIPAL STRATEGIES


The Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Lehman Aggregate before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in bonds and other fixed-income securities that are included in or correlated with the Lehman Aggregate Index, as well as derivatives linked to that index. The Lehman Aggregate Index is composed primarily of U.S. dollar-denominated investment grade bonds of different types, including:


o     U.S. government securities

o     U.S. government agency securities

o     corporate bonds issued by U.S. and foreign companies

o     mortgage-backed securities

o     securities of foreign governments and their agencies

o     securities of supranational entities, such as the World Bank


The Fund invests in a statistically selected sampling of bonds that are included in or correlated with the Lehman Aggregate Index. The Fund does not necessarily invest in all of the bonds in the index, or in the same weightings. The Fund may invest in bonds not included in the Lehman Aggregate Index which are selected to reflect characteristics such as maturity, duration, or credit quality similar to the Lehman Aggregate Index. As a result, the Fund may have different levels of interest rate, credit or prepayment risks from the levels of risks in the index.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

INTEREST RATE RISK - generally, when interest rates go up, the value of fixed income securities goes down.


CREDIT RISK - a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with high-yield bonds and other lower rated securities.

PREPAYMENT RISK - certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

DERIVATIVES RISK - the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways.

FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities.


PORTFOLIO TURNOVER - The Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.


4 | GARTMORE INDEX SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

The Fund commenced operations on December 29, 1999 and until October 15, 2001 invested all of its assets in the Master Aggregate Bond Series ("Series"), which was also managed by the Fund's subadviser. The returns shown for 1998 and through December 28, 1999 include the performance of the Series. The returns for the period prior to commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. The returns reflect the Fund's actual Class A expenses from December 29, 1999 through December 31, 2005. However, on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed by the Fund.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

      1998      1999      2000     2001     2002     2003     2004     2005
     -----    ------    ------    -----    -----    -----    -----    -----
     9.00%    -0.96%    11.60%    7.20%    8.50%    3.20%    3.73%    1.87%
     -----    ------    ------    -----    -----    -----    -----    -----

BEST QUARTER: 5.31% - 4TH QTR OF 2000
WORST QUARTER: -2.63% - 2ND QTR OF 2004

                                                       GARTMORE INDEX SERIES | 5

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


AVERAGE ANNUAL TOTAL RETURNS(1)


AS OF DECEMBER 31, 2005
                                                                          SINCE
                                                                      INCEPTION
                                            1 YEAR    5 YEARS   (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes(2)            -3.95%      3.80%             5.46%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions(2)                            -5.24%      2.29%             3.97%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sale of Shares(2)         -2.57%(3)   2.24%             3.57%
--------------------------------------------------------------------------------
Class B shares - Before Taxes(3)            -3.64%      4.17%             5.87%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(4),(5)         0.28%      4.51%             5.87%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(5)             1.26%      4.51%             5.87%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(2)                              2.18%      5.49%             6.48%
--------------------------------------------------------------------------------
Lehman Aggregate Index(6)                    2.43%      5.87%             6.81%
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) These returns until the creation of Class A and Institutional Class shares (12/29/99) include the previous performance of the Series, which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund's shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

(3) These returns until the creation of Class B shares (10/12/01) include the previous performance based on the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

(4) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charges.

(5) These returns are based on the previous performance of the Fund for the period through December 28, 1999, the Class A shares from December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to December 31, 2005. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class R would have been lower.

(6) The Lehman Aggregate Index is an unmanaged market value-weighted index comprised of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the U.S. bond market as a whole. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


6 | GARTMORE INDEX SERIES

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.
--------------------------------------------------------------------------------


SHAREHOLDER FEES (PAID DIRECTLY                                                                                INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                   CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES    CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                                     5.75%(2)          None             None             None            None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                                   None            5.00%(3)         1.00%(4)          None            None
-----------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                           2.00%            2.00%            2.00%            2.00%           2.00%
-----------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                                             INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)                 CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES    CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                            0.22%            0.22%            0.22%            0.22%           0.22%
-----------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees
(paid from Fund assets to cover the cost
of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)                0.25%            1.00%            1.00%            0.40%(6)         None
-----------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                                   0.30%            0.15%            0.15%            0.35%           0.15%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                                  0.77%            1.37%            1.37%            0.97%           0.37%
-----------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(8)                            0.05%            0.05%            0.05%            0.05%           0.05%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                             0.72%            1.32%            1.32%            0.92%           0.32%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.

(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(6) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the year ended October 31, 2005, administrative services fees for Class A and Class R shares were 0.15% and 0.20% respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.32% for all share classes at least through February 28, 2007. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Any reimbursements to the Adviser must be paid no more than three years after the end of the fiscal year in which the Adviser made or waived the payment for which it is being reimbursed. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.82% for Class A shares and 1.07% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


                                                        GARTMORE INDEX SERIES| 7

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares                            $  644   $   801   $   974   $  1,470
--------------------------------------------------------------------------------
Class B shares                            $  634   $   729   $   945   $  1,401
--------------------------------------------------------------------------------
Class C shares                            $  234   $   429   $   745   $  1,642
--------------------------------------------------------------------------------
Class R shares                            $   94   $   304   $   531   $  1,185
--------------------------------------------------------------------------------
Institutional Class shares                $   33   $   114   $   203   $    463
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                            $  134   $   429   $   745   $  1,401
--------------------------------------------------------------------------------
Class C shares                            $  134   $   429   $   745   $  1,642
--------------------------------------------------------------------------------


* Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

8 | GARTMORE INDEX SERIES

SECTION 1 GARTMORE INTERNATIONAL INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE


The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") as closely as possible before the deduction of Fund expenses.


PRINCIPAL STRATEGIES


The Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index.

The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative market capitalization of each of the countries in the MSCI EAFE Index.

The Fund invests in a statistically selected sample of stocks included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts. The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings. The Fund's portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the MSCI EAFE Index as a whole.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


FOREIGN RISK - the Fund's investments in foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

                                                       GARTMORE INDEX SERIES | 9

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                   2000     2001     2002   2003    2004    2005
                -------  -------  -------  -----  ------  ------
                -13.70%  -22.50%  -17.70%  37.0%  19.14%  13.52%

BEST QUARTER: 18.94% - 2ND QTR OF 2003
WORST QUARTER: -21.10% - 3RD QTR OF 2002


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005
                                                                          SINCE
                                                                      INCEPTION
                                             1 YEAR   5 YEARS   (DEC. 29, 1999)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                 6.97%     2.19%            -0.62%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions                                 6.09%     1.65%            -1.11%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sale of Shares(2)           5.21%     1.62%            -0.76%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                 7.74%     2.32%            -0.34%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(3)(4)          10.20%     2.40%            -0.57%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)             12.74%     2.69%            -0.34%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes    13.82%     3.75%             0.73%
--------------------------------------------------------------------------------
MSCI EAFE Index(4)                           14.02%     4.94%             1.53%
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The since inception performance for "Class A Shares--After Taxes on Distributions and Sale of Shares" is better than the performance for the same class before taxes because the calculations were made assuming that the taxes that would have been paid on distributions and other income of the shareholder could be offset by the losses generated if the shares had been sold.

(3) These returns until the creation of Class C shares (2/14/05) include the previous performance of the Fund's Class B shares. These retuns for Class R shares (which have not commenced operation) through December 31, 2005 also include the previous performance of the Fund's Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C and Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C and Class R shares would have produced because all three classes invest in the same portfolio of securities. The performance for Class C and Class R shares has been restated for sales charges (where applicable), but does not reflect the lower fees applicable to such classes.

(4) The MSCI EAFE Index is an unmanaged free float-adjusted, market capitalization-weighted index that that is designed to measure in stocks of developed markets outside of the United States and Canada. These returns do not include the effect of any sales charges. If sales charges and expenses were deducted, the actual return of this Index would be lower.


10 | GARTMORE INDEX SERIES

--------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                               INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                  CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                           5.75%(2)         None             None             None             None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                        None             5.00%(3)         1.00%(4)         None             None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                 2.00%            2.00%            2.00%            2.00%            2.00%
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM                                                                              INSTITUTIONAL
FUND ASSETS)                              CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                  0.27%            0.27%            0.27%            0.27%            0.27%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and other
distribution activities, as well as
certain shareholder servicing costs)      0.25%            1.00%            1.00%            0.40%(6)         None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                         0.31%            0.16%            0.16%            0.36%            0.16%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                        0.83%            1.43%            1.43%            1.03%            0.43%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursemen(8)                   0.06%            0.06%            0.06%            0.06%            0.06%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                   0.77%            1.37%            1.37%            0.97%            0.37%
------------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.

(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(6) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the year ended October 31, 2005, administrative services fees for Class A and Class R shares were 0.15% and 0.20% respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.37% for at least through February 28, 2007 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. If the maximum amount of Rule 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.87% for Class A shares and 1.12% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


                                                      GARTMORE INDEX SERIES | 11

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares                            $  649   $   819   $ 1,003   $  1,536
--------------------------------------------------------------------------------
Class B shares                            $  639   $   747   $   976   $  1,468
--------------------------------------------------------------------------------
Class C shares                            $  239   $   447   $   776   $  1,708
--------------------------------------------------------------------------------
Class R shares                            $   99   $   322   $   563   $  1,254
--------------------------------------------------------------------------------
Institutional Class shares                $   38   $   132   $   235   $    536
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                            $  139   $   447   $   776   $  1,468
--------------------------------------------------------------------------------
Class C shares                            $  139   $   447   $   776   $  1,708
--------------------------------------------------------------------------------


* Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

12 | GARTMORE INDEX SERIES

SECTION 1 GARTMORE MID CAP MARKET INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE


The Fund seeks to match the performance of the Standard & Poor's MidCap 400(R) Index ("S&P 400 Index") as closely as possible before the deduction of Fund expenses.


PRINCIPAL STRATEGIES


The Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 400 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index.

The S&P 400 Index is a market-weighted index composed of approximately 400 common stocks of medium-sized U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2005, the market capitalizations of companies in the S&P 400 Index ranged from $423 million to $14.6 billion.

The Fund invests in a statistically selected sample of common stocks included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts. The Fund does not necessarily invest in all of the securities in the S&P 400 Index, or in the same weightings. The Fund's portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 400 Index as a whole.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.


MID-CAP RISK - in general, stocks of mid-cap companies may be more volatile and less liquid than larger company stocks.

DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

                                                      GARTMORE INDEX SERIES | 13

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                  2000    2001    2002     2003    2004    2005
                 -----   -----   ------   -----   -----   -----
                 18.30%  -1.80%  -15.30%  34.40%  15.58%  11.82%
                 -----   -----   ------   -----   -----   -----

BEST QUARTER: 17.99% - 4TH QTR OF 2001
WORST QUARTER: -16.81% - 3RD QTR OF 2001


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005


                                                                        SINCE
                                                                    INCEPTION
                                       1 YEAR     5 YEARS      (DEC. 29, 1999)
-------------------------------------------------------------------------------
Class A shares - Before Taxes           5.39%       6.38%                8.38%
-------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                        4.28%       5.91%                7.64%
-------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and Sale of Shares     4.29%       5.34%                6.91%
-------------------------------------------------------------------------------
Class B shares - Before Taxes(2)        6.19%       6.69%                8.90%
-------------------------------------------------------------------------------
Class C shares - Before Taxes(2),(3)   10.14%       6.98%                8.88%
-------------------------------------------------------------------------------
Class R shares - Before Taxes(4)       11.19%       6.99%                8.90%
-------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes                           12.29%       8.11%                9.94%
-------------------------------------------------------------------------------
S&P 400 Index(5)                       12.55%       8.60%               10.04%
-------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) These returns until the creation of Class B shares (5/25/01) include performance based on the Fund's Class A shares. These returns until the creation of Class C shares (10/22/03) include the previous performance of the Fund's Class A shares for the period through May 24, 2001 and the Fund's Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B and Class C shares would have produced because all three classes invest in the same portfolio of securities. The performance for Class B and Class C has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B and Class C shares would have been lower.


(3) Effective as of April 1, 2004, front-end sales charges were no longer imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the front-end sales charge on Class C shares.


(4) These returns are based on the previous performance of the Fund's Class A shares for the period through May 24, 2001 and the Fund's Class B shares for the period May 25, 2001 to December 31, 2005. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

(5) The S&P 400 Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual returns of the Index would be lower.


14 | GARTMORE INDEX SERIES

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.
--------------------------------------------------------------------------------


SHAREHOLDER FEES (PAID DIRECTLY                                                                             INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                         5.75%(2)         None             None             None             None
-------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                      None             5.00%(3)         1.00%(4)         None             None
-------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)               2.00%            2.00%            2.00%            2.00%            2.00%
-------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                                          INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)              CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES   CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                0.22%            0.22%            0.22%            0.22%            0.22%
-------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost
of sales, promotions and other
distribution activities,
as well as certain
shareholder servicing costs)            0.25%            1.00%            1.00%            0.40%(6)         None
-------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                       0.30%            0.16%            0.16%            0.36%            0.16%
-------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                      0.77%            1.38%            1.38%            0.98%            0.38%
-------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(8)                0.06%            0.06%            0.06%            0.06%            0.06%
-------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                 0.71%            1.32%            1.32%            0.92%            0.32%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.

(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(6) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the year ended October 31, 2005, administrative services fees for Class A and Class R shares were 0.14% and 0.20% respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.32% for at least through February 28, 2007 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.82% for Class A shares and 1.07% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


                                                      GARTMORE INDEX SERIES | 15

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------
Class A shares                      $  643   $   801   $   973   $  1,469
-------------------------------------------------------------------------
Class B shares                      $  634   $   731   $   950   $  1,407
-------------------------------------------------------------------------
Class C shares                      $  234   $   431   $   750   $  1,652
-------------------------------------------------------------------------
Class R shares                      $   94   $   306   $   536   $  1,196
-------------------------------------------------------------------------
Institutional Class shares          $   33   $   116   $   207   $    475
-------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------
Class B shares                      $  134   $   431   $   750   $  1,407
-------------------------------------------------------------------------
Class C shares                      $  134   $   431   $   750   $  1,652
-------------------------------------------------------------------------

* Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

16 | GARTMORE INDEX SERIES

SECTION 1 GARTMORE S&P 500 INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE


The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the Standard & Poor's 500(R) Index ("S&P 500 Index").


PRINCIPAL STRATEGIES


The Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its assets in equity securities of companies included in the S&P 500 Index and in derivative instruments linked to the S&P 500 Index.

The S&P 500 Index is a market-weighted index composed of approximately 500 common stocks of large U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2005, the market capitalizations of companies in the S&P 500 Index ranged from $665 million to $370.3 billion.

The Fund invests in a statistically selected sample of stocks included in the S&P 500 Index and in derivative instruments linked to the S&P 500 Index, primarily futures contracts. The Fund does not necessarily invest in all of the securities in the S&P 500 Index, or in the same weightings. The Fund's portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 500 Index as a whole.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

DERIVATIVES RISK - the risk of disproportionately increased losses and reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways.


If the value of the Fund's investments goes down, you may lose money.

                                                      GARTMORE INDEX SERIES | 17

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - LOCAL FUND SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

           1999     2000      2001      2002     2003     2004    2005
         ------   ------   -------   -------   ------   ------   -----
         20.10%   -9.40%   -12.40%   -22.50%   28.30%   10.58%   4.65%
         ------   ------   -------   -------   ------   ------   -----

BEST QUARTER: 15.21% - 2ND QTR OF 2003
WORST QUARTER: -17.36% - 3RD QTR OF 2002

18 | GARTMORE INDEX SERIES

After-tax returns are shown in the table for Local Fund shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


AVERAGE ANNUAL TOTAL RETURNS(1)


AS OF DECEMBER 31, 2005

                                                                        SINCE
                                                                    INCEPTION
                                          1 YEAR    5 YEARS   (JULY 24, 1998)
------------------------------------------------------------------------------
Class A shares - Before Taxes(2)          -1.57%     -1.16%             1.48%
------------------------------------------------------------------------------
Class B shares - Before Taxes(2)          -1.35%     -1.07%             1.74%
------------------------------------------------------------------------------
Class C shares - Before Taxes(3),(4)       2.68%     -0.68%             1.74%
------------------------------------------------------------------------------
Class R shares - Before Taxes(5)           3.65%     -0.68%             1.74%
------------------------------------------------------------------------------
Service Class shares - Before Taxes(2)     4.24%     -0.08%             2.11%
------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(2)                            4.48%      0.09%             2.29%
------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(2)                            4.73%      0.35%             2.57%
------------------------------------------------------------------------------
Local Fund shares - Before Taxes           4.65%      0.25%             2.44%
------------------------------------------------------------------------------
Local Fund shares - After Taxes on
Distributions                              4.29%     -0.06%             2.05%
------------------------------------------------------------------------------
Local Fund shares - After Taxes on
Distributions and Sale of Shares           3.48%      0.09%             1.92%
------------------------------------------------------------------------------
S&P 500 Index(6)                           4.91%      0.54%             3.03%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) These returns for the period prior to the creation of a particular class are based on the previous performance of the Fund's Local Fund Shares. These returns were achieved prior to the creation of Class A, Class B and Institutional Class shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Institutional Class, Service Class and Institutional Service Class shares would have produced because these classes of the Fund's shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

(3) These returns until the creation of Class C shares (10/22/03) are based on the previous performance of the Fund's Local Fund Shares for the period through December 28, 1999 and the Fund's Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund's other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.


(4) Effective as of April 1, 2004, front-end sales charges were no longer imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the front-end sales charge on Class C shares.


(5) These returns are based on the performance of the Fund's Local Fund Shares for the period through December 28, 1999 and the Fund's Class B shares for the period from December 29, 1999 to December 31, 2005. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class R shares would have produced because all classes of shares will invest in the same portfolio of securities.

(6) The S&P 500 Index is an unmanaged, market capitalization-weighted index that measures the performance of 500 widely held stocks of large-cap U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


                                                      GARTMORE INDEX SERIES | 19

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.
--------------------------------------------------------------------------------


SHAREHOLDER FEES                                                                SERVICE   INSTITUTIONAL   INSTITUTIONAL   LOCAL
(PAID DIRECTLY                          CLASS A   CLASS B   CLASS C   CLASS R   CLASS     SERVICE CLASS   CLASS           FUND
FROM YOUR INVESTMENT)(1)                SHARES    SHARES    SHARES    SHARES    SHARES    SHARES          SHARES          SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                         5.75%(2)  None      None      None      None      None            None            None
--------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale price,
whichever is less)                      None      5.00%(3)  1.00%(4)  None      None      None            None            None
--------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)               2.00%     2.00%     2.00%     2.00%     2.00%     2.00%           2.00%           2.00%
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES                                                  SERVICE   INSTITUTIONAL   INSTITUTIONAL   LOCAL
(EXPENSES THAT ARE                      CLASS A   CLASS B   CLASS C   CLASS R   CLASS     SERVICE CLASS   CLASS           FUND
DEDUCTED FROM FUND ASSETS)              SHARES    SHARES    SHARES    SHARES    SHARES    SHARES          SHARES          SHARES
--------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)                                0.13%     0.13%     0.13%     0.13%     0.13%     0.13%           0.13%           0.13%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
thecost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                        0.25%     1.00%     1.00%     0.40%(6)  0.15%     None            None            0.07%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                       0.17%     0.15%     0.15%     0.35%     0.40%     0.40%           0.15%           0.15%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                      0.55%     1.28%     1.28%     0.88%     0.68%     0.53%           0.28%           0.35%
--------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(8)                0.05%     0.05%     0.05%     0.05%     0.05%     0.05%           0.05%           0.05%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                 0.50%     1.23%     1.23%     0.83%     0.63%     0.48%           0.23%           0.30%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.

(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(6) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the year ended October 31, 2005, administrative services fees for Class A and Class R shares were 0.02% and 0.20% respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.23% for at least through February 28, 2007 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.73% for Class A shares, 0.98% for Class R shares, 0.65% for Service Class shares and 0.48% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


20 | GARTMORE INDEX SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
Class A shares                       $  623   $   736   $   860   $  1,220
---------------------------------------------------------------------------
Class B shares                       $  625   $   701   $   897   $  1,244
---------------------------------------------------------------------------
Class C shares                       $  225   $   401   $   697   $  1,541
---------------------------------------------------------------------------
Class R shares                       $   85   $   276   $   483   $  1,080
---------------------------------------------------------------------------
Service Class shares                 $   64   $   213   $   374   $    842
---------------------------------------------------------------------------
Institutional Service Class shares   $   49   $   165   $   291   $    660
---------------------------------------------------------------------------
Institutional Class shares           $   24   $    85   $   152   $    351
---------------------------------------------------------------------------
Local Fund shares                    $   31   $   107   $   191   $    438
---------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
Class B shares                       $  125   $   401   $   697   $  1,244
---------------------------------------------------------------------------
Class C shares                       $  125   $   401   $   697   $  1,541
---------------------------------------------------------------------------

* Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class, Local Fund, Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                      GARTMORE INDEX SERIES | 21

SECTION 1 GARTMORE SMALL CAP INDEX FUND SUMMARY AND PERFORMANCE

OBJECTIVE


The Fund seeks to match the performance of the Russell 2000(R) Index ("Russell 2000 Index") as closely as possible before the deduction of Fund expenses.


PRINCIPAL STRATEGIES


The Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of companies included in the Russell 2000 Index and in derivative instruments linked to the Russell 2000 Index.

The Russell 2000 Index is a market-weighted index composed of approximately 2,000 common stocks of smaller U.S. companies in a wide range of businesses chosen by The Frank Russell Company based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of December 31, 2005, the market capitalizations of companies in the Russell 2000 Index ranged from $26 million to $4.4 billion.

The Fund invests in a statistically selected sample of stocks included in the Russell 2000 Index and in derivative instruments linked to the Russell 2000 Index, primarily futures contracts. The Fund does not necessarily invest in all of the securities in the Russell 2000 Index, or in the same weightings. The Fund's portfolio managers choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the Russell 2000 Index as a whole.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


INDEX FUND RISK - the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Correlation between the Fund's performance and that of the index may be negatively affected by the Fund's expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares. Further, the Fund has operating expenses, while the index does not. Therefore, the Fund will tend to underperform the index to some degree over time.

SMALL-CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.


DERIVATIVES RISK - derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund's investments goes down, you may lose money.

22 | GARTMORE INDEX SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

The Fund commenced operations on December 29, 1999 and until October 15, 2001 invested all of its assets in the Master Small Cap Series ("Series"), which was also managed by the Fund's subadviser. The returns shown for 1998 and through December 28, 1999 include the performance of the Series. The returns for the period prior to commencement of operations are not adjusted for the Fund's higher expenses and, therefore, the Fund's actual returns would have been lower. The returns reflect the Fund's actual Class A expenses from December 29, 1999 through December 31, 2005. However, on October 15, 2001, the Fund's assets were redeemed from the Series and since that time have been managed by the Fund.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BARCHART]

        1998     1999     2000     2001     2002     2003     2004    2005
      ------   ------   ------    -----   ------   ------   ------   -----
      -2.30%   21.80%   -6.20%    1.70%   -20.90%  45.40%   17.76%   4.34%
      ------   ------   ------    -----   ------   ------   ------   -----

BEST QUARTER: 22.86% - 2ND QTR OF 2003


WORST QUARTER: -21.16% - 3RD QTR OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                                                     SINCE
                                                                                 INCEPTION
                                                        1 YEAR   5 YEARS   (DEC. 29, 1999)
-------------------------------------------------------------------------------------------
Class A shares - Before Taxes(2)                        -1.65%     6.26%             8.00%
-------------------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions(2)        -2.56%     5.65%             7.59%
-------------------------------------------------------------------------------------------
Class A shares - After Taxes on and Sale of Shares(2)   -0.35%     5.16%             6.87%
-------------------------------------------------------------------------------------------
Class B shares - Before Taxes(3)                        -1.28%     6.62%             8.40%
-------------------------------------------------------------------------------------------
Class C shares - Before Taxes(3),(4)                     2.74%     6.97%             8.42%
-------------------------------------------------------------------------------------------
Class R shares - Before Taxes(5)                         3.69%     6.93%             8.40%
-------------------------------------------------------------------------------------------
Institutional Class Shares - Before Taxes(2)             4.72%     8.00%             9.06%
-------------------------------------------------------------------------------------------
Russell 2000 Index(6)                                    4.55%     8.22%             6.26%
-------------------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) These returns until the creation of Class A and Institutional Class shares (12/29/99) are based on the previous performance of the Series, which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because all three classes invest in the same portfolio of securities. The performance for Class A and Institutional Class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

(3) These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to November 28, 2001. These returns until the creation of Class C shares (10/22/03) are based on the previous performance of the Series for the period through December 28, 1999 and the Fund's Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund's Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B and Class C shares would have produced because all classes of shares invest in the same portfolio of securities. The performance for Class B and Class C shares has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B and Class C shares would have been lower.


(4) Effective as of April 1, 2004, front-end sales charges were no longer imposed on the purchase of Class C shares. The historical performance for Class C shares has not been restated to reflect the elimination of the front-end sales charge on Class C shares.


(5) These returns are based on the previous performance of the Fund's Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class R shares would have produced because all classes of shares will invest in the same portfolio of securities.

(6) The Russell 2000 Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual returns of the Index would be lower.


                                                      GARTMORE INDEX SERIES | 23

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY                                                                          INSTITUTIONAL
FROM YOUR INVESTMENT)(1)                 CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)            5.75%(2)        None            None            None            None
----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)           None            5.00%(3)        1.00%(4)        None            None
----------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(5)                2.00%           2.00%           2.00%           2.00%           2.00%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM                                                                        INSTITUTIONAL
FUND ASSETS)                             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES
----------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's investments
professionally managed)(7)               0.20%           0.20%           0.20%           0.20%           0.20%
----------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as well
as certain shareholder servicing costs)  0.25%           1.00%           1.00%           0.40%(6)        None
----------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                        0.32%           0.17%           0.17%           0.37%           0.17%
----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                       0.77%           1.37%           1.37%           0.97%           0.37%
----------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(8)                 0.07%           0.07%           0.07%           0.07%           0.07%
----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)           0.70%           1.30%           1.30%           0.90%           0.30%
----------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


(3) A contingent deferred sales charge (CDSC) beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(4) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.

(5) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(6) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Class R shares. For the year ended October 31, 2005, administrative services fees for Class A and Class R shares were 0.15% and 0.20% respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 0.30% for at least through February 28, 2007 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/ Reimbursements)" could increase to 0.80% for Class A shares and 1.05% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


24 | GARTMORE INDEX SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A shares                         $   642    $   800    $   972     $ 1,468
--------------------------------------------------------------------------------
Class B shares                         $   632    $   727    $   943     $ 1,399
--------------------------------------------------------------------------------
Class C shares                         $   232    $   427    $   743     $ 1,640
--------------------------------------------------------------------------------
Class R shares                         $    92    $   302    $   529     $ 1,183
--------------------------------------------------------------------------------
Institutional Class shares             $    31    $   112    $   201     $   461
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares*:


                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class B shares                         $   132    $   427    $   743     $ 1,399
--------------------------------------------------------------------------------
Class C shares                         $   132    $   427    $   743     $ 1,640
--------------------------------------------------------------------------------


* Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                      GARTMORE INDEX SERIES | 25

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

MORE ABOUT INDEX FUNDS

None of the Funds attempts to buy or sell securities based on Fund management's economic, financial or market analysis, but instead employs a "passive" investment approach. This means that Fund management attempts to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of Fund expenses. A Fund will buy or sell securities only when Fund management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that a Fund's portfolio turnover and trading costs may be lower than that of an "actively" managed fund. However, the Funds have operating and other expenses, while an index does not. Therefore, each Fund will tend to underperform its target index to some degree over time. It is not possible to invest directly in an index itself.

The Funds may invest in derivative securities, primarily exchange traded futures contracts. The use of derivatives allows a Fund to increase or decrease exposure to its target index quickly, with less cost than buying or selling securities. Each Fund will invest in options, futures and other derivative instruments in the following circumstances:

o     purchases of Fund shares increase,

o     to provide liquidity for redemptions of Fund shares and


o     to keep trading costs low


In connection with the use of derivative instruments, a Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.


Each of the Funds (except the Gartmore Bond Index Fund) utilizes a "full replication" strategy. However, when the subadviser believes it would be cost-efficient, a Fund may deviate from full replication and instead invest in a sampling of stocks in its relevant index using the subadviser's "optimization process". The optimization process is a statistical sampling technique that aims to create a portfolio that has aggregate characteristics, such as average market capitalization and industry weightings, similar to those of the relevant index as a whole, but involves lower transaction costs than would be incurred using a full replication strategy. Each Fund may also purchase stocks not included in the relevant index when the subadviser believes it is a cost-efficient way to approximate the performance of its relevant index. If a Fund uses these techniques, it may not track its relevant index as closely as if that Fund were fully replicating the index.


OTHER INVESTMENTS


In addition to the investment strategies described below, the Funds may invest in illiquid securities and repurchase agreements and may lend securities. To maintain liquidity, the Funds also invest in short-term money market instruments that are considered equivalent to cash. These instruments may include obligations of the U.S. government, its agencies or instrumentalities; highly rated bonds or comparable unrated bonds; commercial paper; bank obligations; and repurchase agreements. To the extent that a Fund invests in short-term money market instruments, it generally also invests in options, futures or other derivatives in order to maintain full exposure to its target index, as described above. The Funds do not invest in derivative securities or short-term money market instruments as a defensive strategy to lessen their exposure to common stocks or bonds. Each Fund may also invest in derivative securities as described above.


GARTMORE BOND INDEX FUND


The Lehman Aggregate Index is a market-weighted index comprised of approximately 6,500 dollar-denominated investment grade bonds with maturities greater than one year. Lehman Brothers selects bonds for the Lehman Aggregate Index based on its criteria for the Index and does not evaluate whether any particular bond is an attractive investment. Lehman Brothers may periodically update the Lehman Aggregate Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.

The Gartmore Bond Index Fund may trade securities in segments of the portfolio to the extent necessary to closely mirror the duration of corresponding segments of the Index. Accordingly, the Fund may have a higher portfolio turnover rate than the other Funds.


All debt obligations purchased are determined to be within the top four categories by a rating agency at the time of investment. Fund management monitors any subsequent rating downgrade of a security to consider what action, if any, should be taken. Downgraded securities are not required to be sold.

The Fund usually invests a substantial portion of its assets in mortgage-backed securities, which may be either pass-through securities or collateralized mortgage obligations.

The Fund may purchase securities on a when-issued basis, and it may also purchase or sell securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future, enabling the Fund to lock in a favorable yield and price.

26 | GARTMORE INDEX SERIES

The Fund may also enter into "dollar rolls", in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the Fund's sale of one security and purchase of a similar security, the Fund will not receive principal and interest payments.

The Fund may also enter into standby commitment agreements in which the Fund is committed, for a certain period of time, to buy a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the Fund is paid a commitment fee whether or not the security is issued.

GARTMORE INTERNATIONAL INDEX FUND


The MSCI EAFE Index is composed of equity securities of larger capitalization companies from various industries whose primary trading markets are in developed markets outside the United States. The countries currently included in the MSCI EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The country weightings are based on each country's relative market capitalization.

Morgan Stanley Capital International Limited ("Morgan Stanley") chooses the stocks in the MSCI EAFE Index based on factors including market capitalization, trading activity and the overall mix of industries represented in the Index. The MSCI EAFE Index is generally considered to broadly represent the performance of international stocks. Morgan Stanley selects stocks for the MSCI EAFE Index based on criteria for the Index and does not evaluate whether any particular stock is an attractive investment.

Morgan Stanley may periodically update the MSCI EAFE Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.


GARTMORE MID CAP MARKET INDEX FUND


The S&P 400 Index is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses and is generally considered to broadly represent the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400 Index is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Standard & Poor's selects the stocks in the S&P 400 Index based on its criteria for the Index and does not evaluate whether any particular stock is an attractive investment. Standard & Poor's periodically updates the S&P 400 Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror those changes.


GARTMORE S&P 500 INDEX FUND


The S&P 500 Index is composed of approximately 500 common stocks selected by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500 Index is generally considered to broadly represent the performance of publicly traded U.S. larger capitalization stocks, although a small part of the S&P 500 Index is made up of foreign companies that have a large U.S. presence. Standard & Poor's selects stocks for the S&P 500 Index based on its criteria for the Index and does not evaluate whether any particular stock is an attractive investment. Standard & Poor's periodically updates the S&P 500 Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund's portfolio as the Fund attempts to mirror the changes.


GARTMORE SMALL CAP INDEX FUND


The Russell 2000 Index is composed of common stocks of small-cap U.S. companies; it includes the smallest 2,000 companies in the Russell 3000(R) Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization. The Russell 2000 Index is generally considered to broadly represent the performance of publicly traded U.S. smaller-capitalization stocks. The Frank Russell Company selects stocks for the Russell 2000 Index based on its criteria for the Index and does not evaluate whether any particular stock is an attractive investment. The Frank Russell Company updates the Russell 2000 Index once annually, at which time there may be substantial changes in the composition of the Index (and consequently, significant turnover in the Fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the Index until the annual update.


                                                      GARTMORE INDEX SERIES | 27

ADDITIONAL RISKS APPLICABLE TO ALL FUNDS

DERIVATIVES RISK is the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways.

The Funds may invest in derivatives, primarily futures and options.

Derivatives investing involves several different risks, including the risks that:

o the other party in the derivatives contract may fail to fulfill its obligations;

o the use of derivatives may reduce liquidity and make a Fund harder to value, especially in declining markets;

o a Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts; and

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.


SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.


BORROWING RISK - Each of the Funds may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund's return.

ADDITIONAL RISKS APPLICABLE TO GARTMORE BOND INDEX FUND

DOLLAR ROLLS RISK - is the risk that the market value of securities the Fund is committed to buy may decline below the price of the securities it has sold. These transactions involve leverage. The Fund will engage in dollar rolls to enhance return and not for the purpose of borrowing.


EVENT RISK - is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the company's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.


MORTGAGE-BACKED SECURITIES - these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as "extension risk."

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.


FOREIGN GOVERNMENT DEBT SECURITIES RISK - involves the risk that a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put economic reforms required by the International Monetary Fund into place. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.


U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES - U.S. government securities include Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

o the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates

o     the Federal Home Loan Banks

o     the Federal National Mortgage Association ("FNMA")

o the Student Loan Marketing Association and Federal Home Loan Mortgage Corporation ("FHLMC")

o     the Federal Farm Credit Banks

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.

28 | GARTMORE INDEX SERIES

ADDITIONAL RISKS APPLICABLE TO GARTMORE BOND INDEX FUND AND GARTMORE INTERNATIONAL INDEX FUND


FOREIGN SECURITIES RISK - is the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve the following risks as well:


o     political and economic instability,

o     the impact of currency exchange rate fluctuations,

o     reduced information about issuers,

o     higher transaction costs,

o     less stringent regulatory and accounting standards, and

o     delayed settlement.

Additional risks include that a foreign jurisdiction might impose or increase withholding taxes on income payable on foreign securities; possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.


The Gartmore Bond Index Fund may invest in foreign securities to the extent that foreign securities are present in the Lehman Aggregate Index. The Lehman Aggregate Index may also include a portion of foreign securities. The Fund will invest only in U.S. dollar-denominated foreign securities.


ADDITIONAL RISKS APPLICABLE TO GARTMORE MID CAP MARKET INDEX FUND AND GARTMORE SMALL CAP INDEX FUND


MID-CAP AND SMALL-CAP RISK - Investments in mid-sized and smaller, newer companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent a Fund invests in stocks of small and mid-sized companies, it may be subject to increased risk.


ADDITIONAL RISKS APPLICABLE TO ALL FUNDS EXCEPT GARTMORE BOND INDEX FUND

STOCK MARKET RISK - The Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings

o     production

o     management

o     sales, and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:


o     short-term U.S. government securities

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks

o     prime quality commercial paper


o repurchase agreements covering any of the securities in which the Fund may invest directly, and


o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


The Funds currently post the top 10 portfolio holdings for each Fund's calendar quarter on the Trust's internet site at www.gartmorefunds.com. The top 10 holdings are available no earlier than 10 business days after the end of a Fund's calendar quarter and will remain available until a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").


                                                      GARTMORE INDEX SERIES | 29

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (the "Adviser"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the investment adviser for the Funds. The Adviser was organized in 1999 as an investment adviser for mutual funds.


The Adviser was organized in 1999 as an investment adviser for mutual funds. The Adviser is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring 11 affiliated investment advisers. Collectively, these affiliates (located in the United States, the United Kingdom and Japan) had approximately $84.7 billion in net assets under management as of December 31, 2005.

Each Fund pays the Adviser a management fee based on each Fund's average daily net assets. The total management fee paid, including the fee paid to the subadviser, by the Funds for the fiscal year ended October 31, 2005, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was as follows:

FUND                                                 ACTUAL MANAGEMENT FEE PAID
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                                  0.16%
--------------------------------------------------------------------------------
Gartmore International Index Fund                                         0.20%
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                                        0.16%
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                                               0.08%
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                                             0.13%
--------------------------------------------------------------------------------

The total annual advisory fees that can be paid to the Adviser (as a percentage of average daily net assets) are as follows:


FUND                                                ASSETS                 FEE
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                         $0 up to $1.5 billion    0.22%
--------------------------------------------------------------------------------
                                         $1.5 billion up to $3 billion    0.21%
--------------------------------------------------------------------------------
                                                   $3 billion and more    0.20%
--------------------------------------------------------------------------------
Gartmore International Index Fund                $0 up to $1.5 billion    0.27%
--------------------------------------------------------------------------------
                                         $1.5 billion up to $3 billion    0.26%
--------------------------------------------------------------------------------
                                                   $3 billion and more    0.25%
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund               $0 up to $1.5 billion    0.22%
--------------------------------------------------------------------------------
                                         $1.5 billion up to $3 billion    0.21%
--------------------------------------------------------------------------------
                                                   $3 billion and more    0.20%
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                      $0 up to $1.5 billion    0.13%
--------------------------------------------------------------------------------
                                         $1.5 billion up to $3 billion    0.12%
--------------------------------------------------------------------------------
                                                   $3 billion and more    0.11%
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                    $0 up to $1.5 billion    0.20%
--------------------------------------------------------------------------------
                                         $1.5 billion up to $3 billion    0.19%
--------------------------------------------------------------------------------
                                                   $3 billion and more    0.18%
--------------------------------------------------------------------------------


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from November 1, 2004 to April 30, 2005.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with a non-affiliate subadviser with the approval of the Trustees but without shareholder approval. If a new non-affiliate subadviser is hired for the Funds, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate efficiently.

The Adviser performs the following oversight and evaluation services to the
Funds:


o     initial due diligence on prospective Fund subadvisers.

o monitoring subadviser performance, including ongoing analysis and periodic consultations.

o     communicating performance expectations and evaluations to the subadvisers.

o making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser's contract.

The Adviser does not expect to recommend subadviser changes frequently, however the Adviser will periodically provide written reports to the Board of Trustees regarding its evaluation and monitoring. Although the Adviser will monitor the subadviser performance, there is no certainty that any subadviser or either of these Funds will obtain favorable results at any given time.

SUBADVISER

Subject to the supervision of the Adviser and the Board of Trustees, Fund Asset Management, L.P. ("FAM") P.O. Box 9011, Princeton, New Jersey 08543-9011, is the Funds' subadviser and manages each Fund's assets in accordance with its investment objective and strategies. FAM makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities.


FAM is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. FAM and its advisory affiliates had approximately $519 billion in investment company and other portfolio assets under management as of December 31, 2005. This amount includes assets managed for Merrill Lynch affiliates. Out of its management fee, Gartmore Mutual Fund Capital Trust paid FAM an annual subadvisory fee for the fiscal year ended October 31, 2005, based on each Fund's average daily net assets, as follows:


FUND                                                ASSETS                  FEE
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                          All assets               0.09%
--------------------------------------------------------------------------------
Gartmore International Index Fund                 All assets               0.12%
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                All assets               0.09%
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                       All assets               0.02%
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                     All assets               0.07%
--------------------------------------------------------------------------------

GARTMORE INDEX SERIES | 30

PORTFOLIO MANAGEMENT

GARTMORE BOND INDEX FUND


Jeffrey B. Hewson, Michael Wildstein and Roy Hansen are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Hewson has been a Director (Global Fixed Income) of FAM since 1998, a Vice President from 1989 to 1998 and a Portfolio Manager of FAM since 1985. Mr. Hewson has been responsible for the management of the Aggregate Bond Index Series' portfolio since April, 1997. Mr. Wildstein joined Merrill Lynch Investment Managers, L.P. ("MLIM") in 2001, and is currently a Portfolio Manager on the investment-grade credit team. Prior to assuming portfolio management responsibilities, Mr. Wildstein covered the Cable & Media, Telecom and Technology sectors as a Research Analyst. Prior to joining MLIM, Mr. Wildstein was the Senior Manager of finance at RCN Corporation, a telecommunication company from 1999 to 2001. Mr. Roy Hansen has been with Merrill Lynch since 1998. He has worked on the Institutional and Retail Money Market desk as an Assistant Portfolio Manager and Treasury Note trader. Mr. Hansen is the Head Trader for the investment-grade corporate team and a Portfolio Manager for the Merrill Lynch Index Funds. Mr. Hansen coordinates and executes his team's corporate and preferred transactions in both the secondary and new issue markets.


GARTMORE INTERNATIONAL INDEX FUND, GARTMORE MID CAP MARKET INDEX FUND, GARTMORE S&P 500 INDEX FUND AND GARTMORE SMALL CAP INDEX FUND

The Funds are managed by the FAM Quantitative Index Management Team. The members of the team are Vincent J. Costa, CFA, Jeffrey L. Russo, CFA and Debra L. Jelilian. The team is jointly responsible for the day-to-day management of each Fund. Mr. Costa is the overall investment supervisor for the Funds, and Mr. Russo and Ms. Jelilian are primarily responsible for the day-to-day management of each Fund's investments. Mr. Costa has been a Managing Director of MLIM since 2005 and was a Director of MLIM from 1999 to 2005, and has been a member of each Fund's management team since 2004. He is MLIM's Head of Quantitative Investments and has over 18 years' experience in investing and in managing index investments. Mr. Russo has been a Director of MLIM since 2004, and was a Vice President thereof from 1999 to 2004, and has been a member of each Fund's management team since 2000. Mr. Russo has 10 years' experience as a portfolio manager and trader. Ms. Jelilian has been a Director of MLIM since 1999, and has been a member of each Fund's management team since 2000. Ms. Jelilian has 13 years' experience in investing and in managing index investments.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.

                                                      GARTMORE INDEX SERIES | 31

SECTION 4 INVESTING WITH GARTMORE

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you,

o     how long you expect to own your shares,

o     how much you intend to invest,

o     total costs and expenses associated with a particular share class, and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Gartmore Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B and Class C shares, which are available to all investors.


Institutional Service Class, Service Class, Local Fund and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class, Service Class, Local Fund and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

COMPARING CLASS A, CLASS B AND CLASS C SHARES


CLASSES AND CHARGES       POINTS TO CONSIDER

CLASS A SHARES

Front-end sales charge               A front-end sales charge means that a
up to 5.75%                             portion of your initial investment goes
                                        toward the sales charge and is not
                                        invested.

Contingent deferred                  Reduction and waivers of sales charges may
sales charge (CDSC)                     be available.

Annual service and/or                Total annual operating expenses are lower
12b-1 fee up to 0.25%                   than Class B and Class C charges which
Administrative services                 means higher and/or NAV per share.
fee up to 0.25%
                                     No conversion feature.

                                     No maximum investment amount.
--------------------------------------------------------------------------------

Class B Shares

CDSC up to 5.00%                     No front-end sales charge means your full
                                        investment immediately goes toward
                                        buying shares.
                                     No reduction of CDSC, but waivers may be
                                        available.

                                     The CDSC declines 1% in most years to zero
                                        after six years.

Annual service and/or                Total annual operating expenses are higher
12b-1 fee up to 1%                      than Class A charges which means lower
No administrative                       dividends and/or NAV per share.
services fee
                                     Automatic conversion to Class A shares
                                        after seven years, which means lower
                                        annual expenses in the future.

                                     Maximum investment amount of $100,000.
                                        Larger investments may be rejected.
--------------------------------------------------------------------------------

Class C Shares

CDSC of 1%                           No front-end sales charge means your full
                                        investment immediately goes toward
                                        buying shares.
                                     No reduction of CDSC, but waivers may be
                                        available.

                                     The CDSC declines to zero after one year.
Annual service and/or                Total annual operating expenses are higher
12b-1 fee up to 1%                      than Class A charges which means lower
No administrative                       dividends and/or NAV per share.
services fee
                                     No conversion feature.

                                     Maximum investment amount of
                                        $1,000,000(1). Larger investments may be rejected.


(1)   This limit was calculated based on a one-year holding period.

32 | GARTMORE INDEX SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


                               SALES CHARGE AS A PERCENTAGE OF
                               -------------------------------           DEALER
                                                    NET AMOUNT    COMMISSION AS
AMOUNT OF                      OFFERING               INVESTED    PERCENTAGE OF
PURCHASE                          PRICE        (APPROXIMATELY)   OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                  5.75%                  6.10%            5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                 4.75                   4.99             4.00
--------------------------------------------------------------------------------
$100,000 to $249,999               3.50                   3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999               2.50                   2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999               2.00                   2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                 None                   None             None


REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include accounts statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.gartmorefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.


o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.


o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you sell Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of selling shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your sale and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A shares with your purchase of Class D, Class B or Class C shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


--------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges.

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor.

o     retirement plans.

o investment advisory clients of Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust and their affiliates.

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.


                                                      GARTMORE INDEX SERIES | 33

WAIVER OF CONTINGENT DEFERRED SALES CHARGES

CLASS B AND CLASS C SHARES


The CDSC is waived on:

o the sale of Class B or Class C shares purchased through reinvested dividends or distributions. However, a CDSC is charged if you sell your Class B or Class C shares and then reinvest the proceeds in Class B or Class C shares within 30 days. The CDSC is re-deposited into your new account.

o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program.

o Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or disability.

o mandatory withdrawals from traditional IRA accounts after age 70(1)/2 and for other required distributions from retirement accounts.

o sales of Class C shares from retirement plans offered by the Nationwide Trust Company

For more complete information, see the SAI.


CLASS B SHARES


Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.


If you sell Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

                                                                    7 YEARS
SALE WITHIN    1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  OR MORE
----------------------------------------------------------------------------
Sales charge       5%       4%       3%       3%       2%       1%       0%

CONVERSION OF CLASS B SHARES


After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.


CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you sell your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.


34 | GARTMORE INDEX SERIES

SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS


The Fund(s) offer Class R, Institutional Service Class, Institutional Class, Service Class and Local Fund shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.


If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,


o     the total expenses of the share class, and


o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund(s) for these services;


o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;


o registered investment advisers investing on behalf of institutions and high net-worth individuals whose adviser is compensated by the Fund(s) for providing services; or


o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.


INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Fund(s);


o institutional advisory accounts of Gartmore Mutual Fund Capital Trust or its affiliates, those accounts which have client relationships with an affiliate of Gartmore Mutual Fund Capital Trust, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;


o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals whose advisers derive compensation for advisory services exclusively from clients; or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"). These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

The Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class R, Service Class and Local Fund shares of the Fund(s) to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder services fees. These fees are paid to the distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C, Class R, Service Class and Local Fund shares pay the Distributor annual amounts not exceeding the following:

CLASS                                   AS A % OF DAILY NET ASSETS
----------------------------------------------------------------------------
Class A shares                          0.25% (distribution or service fee)
----------------------------------------------------------------------------
Class B shares                          1.00% (0.25% service fee)
----------------------------------------------------------------------------
Class C shares                          1.00% (0.25% service fee)
----------------------------------------------------------------------------
Class R shares                          0.50% (0.25% of which may be either
                                        a distribution or service fee)
----------------------------------------------------------------------------
Service Class shares                    0.15% (distribution or service fee)
----------------------------------------------------------------------------
Local Fund shares                       0.07% (service fee)

ADMINISTRATIVE SERVICES FEES

In addition to 12b-1 fees, Class A, Class R, Service Class and Institutional Service Class shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. These fees are paid by the Funds to


                                                      GARTMORE INDEX SERIES | 35
broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R, Service Class and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R, Service Class and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


REVENUE SHARING


The Adviser and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o     the Funds' Distributor and other affiliates of the investment adviser,

o     broker-dealers,

o     financial institutions, and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING GARTMORE FUNDS


CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions

o     hear fund price information

o     obtain mailing and wiring instructions

INTERNET Go to www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses

o     obtain information on the Gartmore Funds

o     access your account information

o     request transactions, including purchases, redemptions and exchanges

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus Ohio 43219.

BY FAX 614-428-3278

36 | GARTMORE INDEX SERIES

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES


All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's net asset value (NAV) to receive that day's NAV.

------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE EACH    UNCASHED OR UNDELIVERABLE CHECKS MAY BE REDEPOSITED AFTER SIX
FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE         MONTHS IN THE FUND.
OFFERING OF SHARES AT ANY TIME.
                                                                    *     EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
                                                                          60-DAY WRITTEN NOTICE TO SHAREHOLDERS

                                                                    **    A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                          "MEDALLION SIGNATURE GUARANTEE" BELOW
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has      THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Gartmore Funds. Payment must be made in U.S. dollars    mailing or faxing a letter to Gartmore Funds. The letter must
and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH, STARTER     include your account numbers and the names of the Funds you wish
CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT CARD          to exchange from and to. The letter must be signed by all
CHECKS OR MONEY ORDERS.                                             account owners. We reserve the right to request original
                                                                    documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The Funds
may revoke telephone privileges at any time, without notice to      may revoke telephone privileges at any time, without notice to
shareholders.                                                       shareholders. For redemptions, shareholders who own shares in an
                                                                    IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. The following types of accounts can use the voice-response system to sell shares:
                                                                    Individual, Joint, Transfer on Death, Trust and Uniform
                                                                    Gift/Transfer to Minors.

                                                                    A check made payable to the shareholder of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to sell shares and may request sale instructions in writing, signed by all
                                                                    shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Gartmore Funds        ON-LINE. Transactions may be made through the Gartmore Funds
website. However, the Funds may discontinue on-line transactions    website. However, the Funds may discontinue on-line transactions
of Fund shares at any time.                                         of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your sale
funds wire to the Funds' custodian bank. (The authorization will    directly to your account at a commercial bank. A voided check
be in effect unless you give the Fund written notice of its         must be attached to your application. (The authorization will be
termination.)                                                       in effect unless you give the Fund written notice of its
                                                                    termination.)
o     if you choose this method to open a new account, you must
      call our toll-free number before you wire your investment     o     your proceeds will be wired to your bank on the next
      and arrange to fax your completed application.                      business day after your order has been processed.

o     your bank may charge a fee to wire funds.                     o     Gartmore deducts a $20 service fee from the sale proceeds
                                                                          for this service.

                                                                    o     your financial institution may also charge a fee for
                                                                          receiving the wire.

                                                                    o     funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Gartmore       BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds account with proceeds from your bank via ACH on the second    be sent to your bank via ACH on the second business day after
business day after your purchase order has been processed. A        your order has been processed. A voided check must be attached
voided check must be attached to your application. Money sent       to your application. Money sent through ACH should reach your
through ACH typically reaches Gartmore Funds from your bank in      bank in two business days. There is no fee for this service.
two business days. There is no fee for this service. (The           (The authorization will be in effect unless you give the Fund
authorization will be in effect unless you give the Fund written    written notice of its termination.)
notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement        RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans or      plan administrator regarding transactions. Retirement plans or
their administrators wishing to conduct transactions should call    their administrators wishing to conduct transactions should call
our toll-free number. Eligible entities or individuals wishing      our toll-free number. Eligible entities or individuals wishing
to conduct transactions in Institutional Service Class or           to conduct transactions in Institutional Service Class or
Institutional Class shares should call our toll-free number.        Institutional Class shares should call our toll-free number.
------------------------------------------------------------------------------------------------------------------------------------


                                                      GARTMORE INDEX SERIES | 37

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.


The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its agent in good order, plus any applicable sales charge.

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable, or deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

The Fund(s) may accept payment for shares in the form of securities that are permissible investments for the Funds.


--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.

38 | GARTMORE INDEX SERIES

MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES
To open an account                    $    2,000 (per Fund)
To open an IRA account                $    1,000 (per Fund)
Additional investments                $      100 (per Fund)

To start an Automatic Asset
Accumulation Plan                     $              1,000

Additional Investments
(Automatic Asset Accumulation Plan)   $                 50
----------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                    $   50,000 (per Fund)
Additional investments                          No Minimum
----------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                    $1,000,000 (per Fund)
Additional investments                          No Minimum
----------------------------------------------------------

SERVICE CLASS SHARES
To open an account                    $   25,000 (per Fund)
Additional investments                          No Minimum
----------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


ACCOUNTS WITH LOW BALANCES--CLASS A, CLASS B AND CLASS C SHARES


Maintaining small accounts is costly for the Fund(s) and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund(s)' minimum.

o if the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are sold each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund(s) may waive the quarterly fee.


o the Fund(s) reserve the right to sell your remaining shares and close your account if a sale of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same owner,

o your first purchase in the new fund meets its minimum investment requirement,

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to Shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.

                                                      GARTMORE INDEX SERIES | 39

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original fund is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund.)

EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. However, if a sales charge was never paid on your Prime Shares, applicable sales charges apply to exchanges into other fund(s). In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.


AUTOMATIC WITHDRAWAL PROGRAM

You automatically may redeem shares in Class A, Class B and Class C in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.


SELLING SHARES


You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you sell your shares is the net asset value (minus any applicable sales charges) next determined after the authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you sell may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the sale.


You may not be able to sell your Fund shares or Gartmore Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted, or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you sell within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.


If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Fund's ability to make a redemption-in-kind, see the SAI.


The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------

MEDALLION SIGNATURE GUARANTEE


A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:


o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o the proceeds are mailed to any address other than the address of record, or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

40 | GARTMORE INDEX SERIES

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:


o     disrupt portfolio management strategies,

o     increase brokerage and other transaction costs, and

o     negatively affect fund performance.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:


MONITORING OF TRADING ACTIVITY

The Funds, through the investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:


o restrict purchases or exchanges that they or their agents believe constitute excessive trading.

o reject transactions that violate a Fund's excessive trading policies or its exchange limits

The Funds have also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:

o     an exchange equaling 1% or more of a Fund's NAV may be rejected and


o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.


FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore: Buying Shares--Share Price.

Despite its best efforts, Gartmore Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Gartmore Funds may not be able to prevent all market timing and its potential negative impact.


                                                      GARTMORE INDEX SERIES | 41

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose redemption and exchange fees on certain funds if you sell or exchange your shares within a designated holding period. The exchange fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether an exchange fee applies, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares sold or exchanged under regularly scheduled withdrawal plans.

o     shares purchased through reinvested dividends or capital gains.

o shares sold (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent sale must have occurred during the period the fee applied.

o shares sold in connection with mandatory withdrawals from traditional IRAs after age 70(1)/2 and other required distributions from retirement accounts.


o shares sold or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction.


o shares sold or exchanged by any "Fund of Funds" that is affiliated with a Fund.


With respect to shares sold or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.


Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o omnibus accounts where there is no capability to impose an exchange fee on underlying customers' accounts; and

o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these Funds into another Gartmore Fund if you have held the shares of the Fund with the exchange for less than the minimum holding period listed below:

                                                                 MINIMUM
                                                EXCHANGE/  HOLDING PERIOD
FUND                                      REDEMPTION FEE   (CALENDAR DAYS)
-------------------------------------------------------------------------
Gartmore China Opportunities Fund                   2.00%              90
-------------------------------------------------------------------------
Gartmore Emerging Markets Fund                      2.00%              90
-------------------------------------------------------------------------
Gartmore Global Financial Services Fund             2.00%              90
-------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                2.00%              90
-------------------------------------------------------------------------
Gartmore Global Natural Resources Fund              2.00%              90
-------------------------------------------------------------------------
Gartmore Global Technology and
   Communications Fund                              2.00%              90
-------------------------------------------------------------------------
Gartmore Global Utilities Fund                      2.00%              90
-------------------------------------------------------------------------
Gartmore International Growth Fund                  2.00%              90
-------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                      2.00%              90
-------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                        2.00%              90
-------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                2.00%              90
-------------------------------------------------------------------------
Gartmore Small Cap Fund                             2.00%              90
-------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                     2.00%              90
-------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
   Long-Short Fund                                  2.00%              90
-------------------------------------------------------------------------
Gartmore Value Opportunities Fund                   2.00%              90
-------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                     2.00%              90
-------------------------------------------------------------------------
Gartmore Growth Fund                                2.00%              30
-------------------------------------------------------------------------
Gartmore Large Cap Value Fund                       2.00%              30
-------------------------------------------------------------------------
Gartmore Nationwide Fund                            2.00%              30
-------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                    2.00%              30
-------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                   2.00%              30
-------------------------------------------------------------------------
Gartmore Bond Fund                                  2.00%               7
-------------------------------------------------------------------------
Gartmore Bond Index Fund                            2.00%               7
-------------------------------------------------------------------------
Gartmore Convertible Fund                           2.00%               7
-------------------------------------------------------------------------
Gartmore Government Bond Fund                       2.00%               7
-------------------------------------------------------------------------
Gartmore High Yield Bond Fund                       2.00%               7
-------------------------------------------------------------------------
Gartmore International Index Fund                   2.00%               7
-------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                  2.00%               7
-------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                         2.00%               7
-------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                   2.00%               7
-------------------------------------------------------------------------
Gartmore Small Cap Index Fund                       2.00%               7
-------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                       2.00%               7
-------------------------------------------------------------------------


42 | GARTMORE INDEX SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distributions varies and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS AND CAPITAL GAINS

The Fund(s) intend to distribute income dividends to you quarterly. All income and capital gains distributions (which are paid annually) are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.


If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.


Dividends and capital gain distributions you receive from the Funds may be subject to Federal income tax, state taxes or local taxes:

o any taxable dividends, as well as distributions of short-term capital gains, are federally taxable at applicable ordinary income tax rates.

o distributions of net long-term capital gains are taxable to you as long-term capital gains.

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met.

o for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction.

o distributions declared in December but paid in January are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax.)

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING


You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


                                                      GARTMORE INDEX SERIES | 43

SECTION 6 GARTMORE BOND INDEX FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002, 2003, 2004 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                               INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------

                                                                 NET
                                                            REALIZED
                                                                 AND
                                  NET ASSET         NET   UNREALIZED
                                     VALUE,  INVESTMENT        GAINS  TOTAL FROM
                                  BEGINNING      INCOME  (LOSSES) ON  INVESTMENT
                                  OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
---------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001       $   10.08        0.57         0.93        1.50
Year Ended October 31, 2002       $   10.93        0.47         0.05        0.52
Year Ended October 31, 2003       $   10.96        0.34         0.09        0.43
Year Ended October 31, 2004       $   10.98        0.36         0.17        0.53
Year Ended October 31, 2005       $   11.13        0.41        (0.34)       0.07
---------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2001(d)  $   10.75        0.02         0.18        0.20
Year Ended October 31, 2002       $   10.93        0.41         0.05        0.46
Year Ended October 31, 2003       $   10.96        0.29         0.07        0.36
Year Ended October 31, 2004       $   10.98        0.30         0.17        0.47
Year Ended October 31, 2005       $   11.13        0.33        (0.33)      (0.00)
---------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001       $   10.09        0.63         0.91        1.54
Year Ended October 31, 2002       $   10.92        0.52         0.05        0.57
Year Ended October 31, 2003       $   10.95        0.39         0.09        0.48
Year Ended October 31, 2004       $   10.98        0.41         0.17        0.58
Year Ended October 31, 2005       $   11.13        0.45        (0.34)       0.11
---------------------------------------------------------------------------------

                                             DISTRIBUTIONS
-----------------------------------------------------------------------------------------------

                                                                       NET ASSET
                                         NET       NET                    VALUE,
                                  INVESTMENT  REALIZED          TOTAL     END OF       TOTAL
                                      INCOME     GAINS  DISTRIBUTIONS     PERIOD  RETURN (a)
-----------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001            (0.57)    (0.08)         (0.65) $   10.93      15.28%
Year Ended October 31, 2002            (0.48)    (0.01)         (0.49) $   10.96       5.01%
Year Ended October 31, 2003            (0.40)    (0.01)         (0.41) $   10.98       3.96%
Year Ended October 31, 2004            (0.38)       --          (0.38) $   11.13       4.94%
Year Ended October 31, 2005            (0.42)    (0.01)         (0.43) $   10.77       0.56%
-----------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2001(d)       (0.02)       --          (0.02) $   10.93       1.85%(e)
Year Ended October 31, 2002            (0.42)    (0.01)         (0.43) $   10.96       4.38%
Year Ended October 31, 2003            (0.33)    (0.01)         (0.34) $   10.98       3.34%
Year Ended October 31, 2004            (0.32)       --          (0.32) $   11.13       4.32%
Year Ended October 31, 2005            (0.35)    (0.01)         (0.36) $   10.77      (0.04%)
-----------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001            (0.63)    (0.08)         (0.71) $   10.92      15.71%
Year Ended October 31, 2002            (0.53)    (0.01)         (0.54) $   10.95       5.46%
Year Ended October 31, 2003            (0.44)    (0.01)         (0.45) $   10.98       4.47%
Year Ended October 31, 2004            (0.43)       --          (0.43) $   11.13       5.36%
Year Ended October 31, 2005            (0.46)    (0.01)         (0.47) $   10.77       0.97%
-----------------------------------------------------------------------------------------------

                                                                    RATIO/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------

                                                                                               RATIO OF NET
                                                                                                 INVESTMENT
                                                                                 RATIO OF            INCOME
                                                              RATIO OF NET       EXPENSES            (LOSS)
                                                                INVESTMENT      (PRIOR TO         (PRIOR TO
                                  NET ASSETS    RATIO OF            INCOME     REIMBURSE-        REIMBURSE-
                                      AT END    EXPENSES         (LOSS) TO      MENTS) TO         MENTS) TO
                                   OF PERIOD  TO AVERAGE       AVERAGE NET    AVERAGE NET       AVERAGE NET         PORTFOLIO
                                      (000s)  NET ASSETS            ASSETS     ASSETS (b)        ASSETS (b)      TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001       $    9,693       0.81%             5.04%          1.12%             4.73%           150.27%
Year Ended October 31, 2002       $   38,447       0.72%             4.29%          0.84%             4.17%           124.75%
Year Ended October 31, 2003       $   42,292       0.71%             3.07%          0.82%             2.96%           139.66%
Year Ended October 31, 2004       $   40,757       0.71%             3.25%          0.77%             3.19%           151.56%
Year Ended October 31, 2005       $   42,126       0.71%             3.74%          0.77%             3.69%           153.31%
------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2001(d)  $       10       1.41%(f)          3.05%(f)       1.63%(f)          2.83%(f)        150.27%
Year Ended October 31, 2002       $       28       1.33%             3.69%          1.44%             3.58%           124.75%
Year Ended October 31, 2003       $      256       1.31%             2.10%          1.41%             2.00%           139.66%
Year Ended October 31, 2004       $      457       1.31%             2.70%          1.37%             2.65%           151.56%
Year Ended October 31, 2005       $      218       1.31%             3.18%          1.37%             3.09%           153.31%
------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001       $   45,750       0.31%             5.51%          1.10%             4.72%           150.27%
Year Ended October 31, 2002       $  185,141       0.31%             4.67%          0.45%             4.53%           124.75%
Year Ended October 31, 2003       $  481,326       0.31%             3.34%          0.42%             3.23%           139.66%
Year Ended October 31, 2004       $  952,042       0.31%             3.69%          0.37%             3.63%           151.56%
Year Ended October 31, 2005       $1,470,683       0.31%             4.14%          0.37%             4.09%           153.31%
------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.


(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 12, 2001 (commencement of operations) through October 31, 2001.

(e)   Not annualized.

(f)   Annualized.


44 | GARTMORE INDEX SERIES

SECTION 6 GARTMORE INTERNATIONAL INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING



                                               INVESTMENT ACTIVITIES
----------------------------------------------------------------------------------

                                                                 NET
                                                            REALIZED
                                                                 AND
                                  NET ASSET         NET   UNREALIZED
                                     VALUE,  INVESTMENT        GAINS  TOTAL FROM
                                  BEGINNING      INCOME  (LOSSES) ON  INVESTMENT
                                  OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
----------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001       $    8.65        0.08        (2.28)      (2.20)
Year Ended October 31, 2002       $    6.37        0.08        (1.06)      (0.98)
Year Ended October 31, 2003       $    5.31        0.09         1.25        1.34
Year Ended October 31, 2004       $    6.55        0.10         1.07        1.17
Year Ended October 31, 2005       $    7.63        0.16         1.18        1.34
----------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001       $    8.62        0.04        (2.30)      (2.26)
Year Ended October 31, 2002       $    6.32        0.03        (1.04)      (1.01)
Year Ended October 31, 2003       $    5.26        0.06         1.24        1.30
Year Ended October 31, 2004       $    6.48        0.06         1.05        1.11
Year Ended October 31, 2005       $    7.54        0.08         1.19        1.27
----------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2005(d)  $    8.27        0.09         0.19        0.28
----------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001       $    8.66        0.10        (2.29)      (2.19)
Year Ended October 31, 2002       $    6.37        0.09        (1.04)      (0.95)
Year Ended October 31, 2003       $    5.32        0.11         1.25        1.36
Year Ended October 31, 2004       $    6.56        0.12         1.08        1.20
Year Ended October 31, 2005       $    7.64        0.18         1.19        1.37
---------------------------------------------------------------------------------

                                                DISTRIBUTIONS
------------------------------------------------------------------------------------------------------

                                                                             NET ASSET
                                         NET        NET                         VALUE,
                                  INVESTMENT   REALIZED              TOTAL      END OF       TOTAL
                                      INCOME      GAINS      DISTRIBUTIONS      PERIOD  RETURN (a)
------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001            (0.08)         --             (0.08)  $    6.37    (25.44%)
Year Ended October 31, 2002            (0.08)         --             (0.08)  $    5.31    (15.65%)
Year Ended October 31, 2003            (0.10)         --             (0.10)  $    6.55     25.51%
Year Ended October 31, 2004            (0.09)         --(g)          (0.09)  $    7.63     18.01%
Year Ended October 31, 2005            (0.20)      (0.08)            (0.28)  $    8.69     17.83%
------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001            (0.04)         --             (0.04)  $    6.32    (26.17%)
Year Ended October 31, 2002            (0.05)         --             (0.05)  $    5.26    (16.12%)
Year Ended October 31, 2003            (0.08)         --             (0.08)  $    6.48     24.88%
Year Ended October 31, 2004            (0.05)         --(g)          (0.05)  $    7.54     17.21%
Year Ended October 31, 2005            (0.16)      (0.08)            (0.24)  $    8.57     17.17%
------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2005(d)       (0.11)        --              (0.11)  $    8.44      3.63%(e)
------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001            (0.10)         --             (0.10)  $    6.37    (25.28%)
Year Ended October 31, 2002            (0.10)         --             (0.10)  $    5.32    (15.20%)
Year Ended October 31, 2003            (0.12)         --             (0.12)  $    6.56     25.90%
Year Ended October 31, 2004            (0.12)         --(g)          (0.12)  $    7.46     18.43%
Year Ended October 31, 2005            (0.23)      (0.08)            (0.31)  $    8.70     18.26%
------------------------------------------------------------------------------------------------------

                                                                    RATIO/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                 RATIO OF NET
                                                                                                   INVESTMENT
                                                                                   RATIO OF            INCOME
                                                              RATIO OF NET         EXPENSES            (LOSS)
                                                                INVESTMENT        (PRIOR TO         (PRIOR TO
                                  NET ASSETS    RATIO OF            INCOME       REIMBURSE-        REIMBURSE-
                                      AT END    EXPENSES         (LOSS) TO        MENTS) TO         MENTS) TO
                                   OF PERIOD  TO AVERAGE       AVERAGE NET      AVERAGE NET       AVERAGE NET         PORTFOLIO
                                      (000s)  NET ASSETS            ASSETS       ASSETS (B)        ASSETS (B)      TURNOVER (C)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001       $   10,877       0.86%             1.17%            3.97%            (1.94%)           30.18%
Year Ended October 31, 2002       $   12,549       0.79%             1.15%            0.96%             0.98%            32.45%
Year Ended October 31, 2003       $   16,404       0.75%             1.71%            0.88%             1.58%             7.71%
Year Ended October 31, 2004       $   34,183       0.76%             1.57%            0.82%             1.51%             7.62%
Year Ended October 31, 2005       $   40,565       0.76%             1.81%            0.83%             1.75%            12.24%
---------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001       $       59       1.46%             0.42%            7.41%            (5.53%)           30.18%
Year Ended October 31, 2002       $       80       1.39%             0.64%            1.72%             0.31%            32.45%
Year Ended October 31, 2003       $      105       1.36%             1.03%            1.48%             0.90%             7.71%
Year Ended October 31, 2004       $      159       1.36%             0.98%            1.42%             0.92%             7.62%
Year Ended October 31, 2005       $      396       1.36%             1.14%            1.43%             1.07%            12.24%
---------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2005(d)  $      152       1.36%(f)          1.57%(f)         1.43%(f)          1.50%(f)         12.24%
---------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001       $   32,422       0.36%             1.42%            2.60%            (0.82%)           30.18%
Year Ended October 31, 2002       $  119,502       0.36%             1.66%            0.56%             1.46%            32.45%
Year Ended October 31, 2003       $  359,705       0.36%             1.99%            0.48%             1.87%             7.71%
Year Ended October 31, 2004       $  855,050       0.36%             1.99%            0.42%             1.93%             7.62%
Year Ended October 31, 2005       $1,320,858       0.36%             2.17%            0.43%             2.10%            12.24%
---------------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from February 14, 2005 (commencement of operations) through October 31, 2005.

(e)   Not annualized.

(f)   Annualized.

(g)   The amount is less than $0.005.


                                                      GARTMORE INDEX SERIES | 45

SECTION 6 GARTMORE MID CAP MARKET INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                              INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------

                                                                 NET
                                                            REALIZED
                                                                 AND
                                  NET ASSET         NET   UNREALIZED
                                     VALUE,  INVESTMENT        GAINS  TOTAL FROM
                                  BEGINNING      INCOME  (LOSSES) ON  INVESTMENT
                                  OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
---------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001       $   11.77        0.07        (1.50)      (1.43)
Year Ended October 31, 2002       $    9.79        0.04        (0.59)      (0.55)
Year Ended October 31, 2003       $    9.19        0.04         2.68        2.72
Year Ended October 31, 2004       $   11.87        0.05         1.13        1.18
Year Ended October 31, 2005       $   12.89        0.12         2.04        2.16
---------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2001(d)  $   11.62          --        (1.83)      (1.83)
Year Ended October 31, 2002       $    9.74       (0.01)       (0.58)      (0.59)
Year Ended October 31, 2003       $    9.13       (0.02)        2.66        2.64
Year Ended October 31, 2004       $   11.77       (0.02)        1.12        1.10
Year Ended October 31, 2005       $   12.75        0.03         2.01        2.04
---------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003(e)  $   11.43          --         0.33        0.33
Year Ended October 31, 2004       $   11.76       (0.02)        1.12        1.10
Year Ended October 31, 2005       $   12.74        0.02         2.01        2.03
---------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001       $   11.80        0.10        (1.49)      (1.39)
Year Ended October 31, 2002       $    9.84        0.08        (0.58)      (0.50)
Year Ended October 31, 2003       $    9.25        0.08         2.70        2.78
Year Ended October 31, 2004       $   11.95        0.11         1.13        1.24
Year Ended October 31, 2005       $   12.96        0.17         2.06        2.23
---------------------------------------------------------------------------------

                                             DISTRIBUTIONS
-------------------------------------------------------------------------------------------------

                                                                       NET ASSET
                                         NET       NET                    VALUE,
                                  INVESTMENT  REALIZED          TOTAL     END OF       TOTAL
                                      INCOME     GAINS  DISTRIBUTIONS     PERIOD  RETURN (a)
-------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001            (0.08)    (0.47)         (0.55) $    9.79    (12.57%)
Year Ended October 31, 2002            (0.05)       --          (0.05) $    9.19     (5.67%)
Year Ended October 31, 2003            (0.04)       --          (0.04) $   11.87     29.72%
Year Ended October 31, 2004            (0.04)    (0.12)         (0.16) $   12.89     10.07%
Year Ended October 31, 2005            (0.11)    (0.26)         (0.37) $   14.68     16.94%
-------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2001(d)          --     (0.05)         (0.05) $    9.74    (16.05%)(f)
Year Ended October 31, 2002            (0.02)       --          (0.02) $    9.13     (6.13%)
Year Ended October 31, 2003               --        --             --  $   11.77     28.96%
Year Ended October 31, 2004               --     (0.12)         (0.12) $   12.75      9.44%
Year Ended October 31, 2005            (0.03)    (0.26)         (0.29) $   14.50     16.15%
-------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003(e)          --        --             --  $   11.76      2.89%(f)
Year Ended October 31, 2004               --     (0.12)         (0.12) $   12.74      9.48%
Year Ended October 31, 2005            (0.05)    (0.26)         (0.31) $   14.46     16.13%
-------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001            (0.10)    (0.47)         (0.57) $    9.84    (12.17%)
Year Ended October 31, 2002            (0.09)       --          (0.09) $    9.25     (5.19%)
Year Ended October 31, 2003            (0.08)       --          (0.08) $   11.95     30.21%
Year Ended October 31, 2004            (0.11)    (0.12)         (0.23) $   12.96     10.47%
Year Ended October 31, 2005            (0.16)    (0.26)         (0.42) $   14.77     17.41%
-------------------------------------------------------------------------------------------------

                                                                   RATIO/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  RATIO OF NET
                                                                                                    INVESTMENT
                                                                                    RATIO OF            INCOME
                                                              RATIO OF NET          EXPENSES            (LOSS)
                                                                INVESTMENT         (PRIOR TO         (PRIOR TO
                                  NET ASSETS    RATIO OF            INCOME        REIMBURSE-        REIMBURSE-
                                      AT END    EXPENSES         (LOSS) TO         MENTS) TO         MENTS) TO
                                   OF PERIOD  TO AVERAGE       AVERAGE NET       AVERAGE NET       AVERAGE NET          PORTFOLIO
                                      (000s)  NET ASSETS            ASSETS        ASSETS (b)        ASSETS (b)       TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001       $    9,028       0.81%             0.56%             1.27%             0.10%            119.76%
Year Ended October 31, 2002       $   19,002       0.73%             0.42%             0.83%             0.32%             15.82%
Year Ended October 31, 2003       $   38,693       0.71%             0.48%             0.82%             0.37%              8.26%
Year Ended October 31, 2004       $   65,059       0.70%             0.50%             0.77%             0.44%             15.75%
Year Ended October 31, 2005       $  150,305       0.70%             0.90%             0.77%             0.84%             18.44%
----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2001(d)  $        6       1.41%(g)         (0.38%)(g)         3.66%(g)         (2.63%)(g)        119.76%
Year Ended October 31, 2002       $       86       1.32%            (0.16%)            1.44%            (0.28%)            15.82%
Year Ended October 31, 2003       $      295       1.31%            (0.13%)            1.42%            (0.25%)             8.26%
Year Ended October 31, 2004       $      657       1.31%            (0.10%)            1.37%            (0.17%)            15.75%
Year Ended October 31, 2005       $      884       1.31%             0.27%             1.38%             0.21%             18.44%
----------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003(e)  $       21       1.31%(g)          0.16%(g)          1.71%(g)         (0.24%)(g)          8.26%
Year Ended October 31, 2004       $       26       1.31%            (0.10%)            1.38%            (0.17%)            15.75%
Year Ended October 31, 2005       $      225       1.31%             0.28%             1.39%             0.21%             18.44%
----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001       $   26,719       0.31%             1.08%             1.00%             0.39%            119.76%
Year Ended October 31, 2002       $   84,128       0.31%             0.84%             0.44%             0.71%             15.82%
Year Ended October 31, 2003       $  247,960       0.31%             0.87%             0.42%             0.76%              8.26%
Year Ended October 31, 2004       $  530,191       0.31%             0.89%             0.37%             0.83%             15.75%
Year Ended October 31, 2005       $  857,475       0.31%             1.27%             0.38%             1.21%             18.44%
----------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.


(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from May 25, 2001 (commencement of operations) through October 31, 2001.

(e) For the period from October 22, 2003 (commencement of operations) through October 31, 2003.

(f)   Not annualized.

(g)   Annualized.


46 | GARTMORE INDEX SERIES

SECTION 6 GARTMORE S&P 500 INDEX FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                               INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------

                                                                 NET
                                                            REALIZED
                                                                 AND
                                  NET ASSET         NET   UNREALIZED
                                     VALUE,  INVESTMENT        GAINS  TOTAL FROM
                                  BEGINNING      INCOME  (LOSSES) ON  INVESTMENT
                                  OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
---------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001       $   12.46        0.06        (3.17)      (3.11)
Year Ended October 31, 2002       $    9.12        0.09        (1.50)      (1.41)
Year Ended October 31, 2003       $    7.62        0.10         1.41        1.51
Year Ended October 31, 2004       $    9.04        0.11         0.70        0.81
Year Ended October 31, 2005       $    9.74        0.15         0.64        0.79
---------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001       $   12.42        0.01        (3.16)      (3.15)
Year Ended October 31, 2002       $    9.09        0.03        (1.50)      (1.47)
Year Ended October 31, 2003       $    7.59        0.04         1.41        1.45
Year Ended October 31, 2004       $    9.00        0.05         0.69        0.74
Year Ended October 31, 2005       $    9.70        0.09         0.63        0.72
---------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003(d)  $    8.83          --         0.18        0.18
Year Ended October 31, 2004       $    9.01        0.05         0.67        0.72
Year Ended October 31, 2005       $    9.67        0.08         0.64        0.72
---------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001       $   12.49        0.11        (3.17)      (3.06)
Year Ended October 31, 2002       $    9.15        0.11        (1.51)      (1.40)
Year Ended October 31, 2003       $    7.64        0.11         1.43        1.54
Year Ended October 31, 2004       $    9.07        0.13         0.70        0.83
Year Ended October 31, 2005       $    9.77        0.19         0.64        0.83
---------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001       $   12.45        0.07        (3.17)      (3.10)
Year Ended October 31, 2002       $    9.11        0.08        (1.50)      (1.42)
Year Ended October 31, 2003       $    7.61        0.09         1.41        1.50
Year Ended October 31, 2004       $    9.03        0.11         0.69        0.80
Year Ended October 31, 2005       $    9.73        0.16         0.62        0.78
---------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS
   SHARES
Year Ended October 31, 2001       $   12.48        0.08        (3.17)      (3.09)
Year Ended October 31, 2002       $    9.14        0.09        (1.50)      (1.41)
Year Ended October 31, 2003       $    7.64        0.10         1.42        1.52
Year Ended October 31, 2004       $    9.07        0.12         0.69        0.81
Year Ended October 31, 2005       $    9.77        0.18         0.62        0.80
---------------------------------------------------------------------------------

LOCAL FUND SHARES
Year Ended October 31, 2001       $   12.48        0.07        (3.14)      (3.07)
Year Ended October 31, 2002       $    9.17        0.11        (1.52)      (1.41)
Year Ended October 31, 2003       $    7.66        0.12         1.42        1.54
Year Ended October 31, 2004       $    9.09        0.14         0.69        0.83
Year Ended October 31, 2005       $    9.79        0.20         0.63        0.83
---------------------------------------------------------------------------------

                                             DISTRIBUTIONS
------------------------------------------------------------------------------------------------

                                                                       NET ASSET
                                         NET       NET                    VALUE,
                                  INVESTMENT  REALIZED          TOTAL     END OF       TOTAL
                                      INCOME     GAINS  DISTRIBUTIONS     PERIOD  RETURN (a)
------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001            (0.06)    (0.17)         (0.23) $    9.12     (25.24%)
Year Ended October 31, 2002            (0.09)       --          (0.09) $    7.62     (15.62%)
Year Ended October 31, 2003            (0.09)       --          (0.09) $    9.04      20.03%
Year Ended October 31, 2004            (0.11)       --          (0.11) $    9.74       8.99%
Year Ended October 31, 2005            (0.17)       --          (0.17) $   10.36       8.11%
------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001            (0.01)    (0.17)         (0.18) $    9.09     (25.65%)
Year Ended October 31, 2002            (0.03)       --          (0.03) $    7.59     (16.24%)
Year Ended October 31, 2003            (0.04)       --          (0.04) $    9.00      19.14%
Year Ended October 31, 2004            (0.04)       --          (0.04) $    9.70       8.23%
Year Ended October 31, 2005            (0.09)       --          (0.09) $   10.33       7.45%
------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003(d)          --        --             --  $    9.01       2.04%(e)
Year Ended October 31, 2004            (0.06)       --          (0.06) $    9.67       8.06%
Year Ended October 31, 2005            (0.11)       --          (0.11) $   10.28       7.44%
------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001            (0.11)    (0.17)         (0.28) $    9.15     (24.84%)
Year Ended October 31, 2002            (0.11)       --          (0.11) $    7.64     (15.44%)
Year Ended October 31, 2003            (0.11)       --          (0.11) $    9.07      20.39%
Year Ended October 31, 2004            (0.13)       --          (0.13) $    9.77       8.86%
Year Ended October 31, 2005            (0.19)       --          (0.19) $   10.41       8.55%
------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001            (0.07)    (0.17)         (0.24) $    9.11     (25.22%)
Year Ended October 31, 2002            (0.08)       --          (0.08) $    7.61     (15.73%)
Year Ended October 31, 2003            (0.08)       --          (0.08) $    9.03      19.89%
Year Ended October 31, 2004            (0.10)       --          (0.10) $    9.73       9.24%
Year Ended October 31, 2005            (0.15)       --          (0.15) $   10.36       8.06%
------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS
   SHARES
Year Ended October 31, 2001            (0.08)    (0.17)         (0.25) $    9.14     (25.04%)
Year Ended October 31, 2002            (0.09)       --          (0.09) $    7.64     (15.56%)
Year Ended October 31, 2003            (0.09)       --          (0.09) $    9.07      20.11%
Year Ended October 31, 2004            (0.11)       --          (0.11) $    9.77       9.14%
Year Ended October 31, 2005            (0.17)       --          (0.17) $   10.40       8.29%
------------------------------------------------------------------------------------------------

LOCAL FUND SHARES
Year Ended October 31, 2001            (0.07)    (0.17)         (0.24) $    9.17     (24.91%)
Year Ended October 31, 2002            (0.10)       --          (0.10) $    7.66     (15.47%)
Year Ended October 31, 2003            (0.11)       --          (0.11) $    9.09      20.26%
Year Ended October 31, 2004            (0.13)       --          (0.13) $    9.79       8.85%
Year Ended October 31, 2005            (0.19)       --          (0.19) $   10.43       8.45%
------------------------------------------------------------------------------------------------

                                                                    RATIO/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------

                                                                                               RATIO OF NET
                                                                                                 INVESTMENT
                                                                                 RATIO OF            INCOME
                                                              RATIO OF NET       EXPENSES            (LOSS)
                                                                INVESTMENT      (PRIOR TO         (PRIOR TO
                                  NET ASSETS    RATIO OF            INCOME     REIMBURSE-        REIMBURSE-
                                      AT END    EXPENSES         (LOSS) TO      MENTS) TO         MENTS) TO
                                   OF PERIOD  TO AVERAGE       AVERAGE NET    AVERAGE NET       AVERAGE NET         PORTFOLIO
                                      (000s)  NET ASSETS            ASSETS     ASSETS (b)        ASSETS (b)      TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001       $    3,237       0.63%             0.70%          1.03%             0.30%             1.85%
Year Ended October 31, 2002       $    3,942       0.52%             1.06%          0.61%             0.97%             3.06%
Year Ended October 31, 2003       $    5,795       0.48%             1.28%          0.56%             1.21%             1.30%
Year Ended October 31, 2004       $    7,822       0.50%             1.18%          0.54%             1.13%             1.71%
Year Ended October 31, 2005       $   24,805       0.50%             1.49%          0.56%             1.43%             5.28%
------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001       $    1,879       1.23%             0.11%          2.21%           (0.87%)             1.85%
Year Ended October 31, 2002       $    2,423       1.23%             0.35%          1.39%             0.19%             3.06%
Year Ended October 31, 2003       $    3,713       1.23%             0.54%          1.30%             0.47%             1.30%
Year Ended October 31, 2004       $    4,820       1.23%             0.45%          1.27%             0.41%             1.71%
Year Ended October 31, 2005       $    5,707       1.23%             0.90%          1.28%             0.86%             5.28%
------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2003(d)  $       10       1.23%(f)          0.48%(f)       1.23%(f)          0.48%(f)          1.30%
Year Ended October 31, 2004       $      250       1.23%             0.46%          1.27%             0.42%             1.71%
Year Ended October 31, 2005       $      831       1.23%             0.71%          1.28%             0.65%             5.28%
------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001       $  107,955       0.23%             1.10%          0.29%             1.04%             1.85%
Year Ended October 31, 2002       $  235,333       0.23%             1.37%          0.33%             1.27%             3.06%
Year Ended October 31, 2003       $  620,598       0.23%             1.52%          0.30%             1.45%             1.30%
Year Ended October 31, 2004       $1,247,061       0.23%             1.45%          0.27%             1.41%             1.71%
Year Ended October 31, 2005       $2,007,290       0.23%             1.86%          0.28%             1.81%             5.28%
------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES
Year Ended October 31, 2001       $  233,943       0.63%             0.70%          0.69%             0.64%             1.85%
Year Ended October 31, 2002       $  266,515       0.63%             0.94%          0.72%             0.85%             3.06%
Year Ended October 31, 2003       $  413,554       0.63%             1.14%          0.70%             1.06%             1.30%
Year Ended October 31, 2004       $  523,127       0.63%             1.05%          0.67%             1.01%             1.71%
Year Ended October 31, 2005       $  578,102       0.63%             1.51%          0.67%             1.47%             5.28%
------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS
   SHARES
Year Ended October 31, 2001       $   35,097       0.48%             0.84%          0.54%             0.78%             1.85%
Year Ended October 31, 2002       $   41,498       0.48%             1.09%          0.57%             1.00%             3.06%
Year Ended October 31, 2003       $   55,197       0.48%             1.29%          0.55%             1.21%             1.30%
Year Ended October 31, 2004       $   69,569       0.48%             1.21%          0.52%             1.16%             1.71%
Year Ended October 31, 2005       $   69,996       0.48%             1.68%          0.52%             1.63%             5.28%
------------------------------------------------------------------------------------------------------------------------------

LOCAL FUND SHARES
Year Ended October 31, 2001       $       96       0.35%             0.94%          0.37%             0.92%             1.85%
Year Ended October 31, 2002       $       81       0.31%             1.25%          0.39%             1.17%             3.06%
Year Ended October 31, 2003       $       97       0.30%             1.47%          0.37%             1.40%             1.30%
Year Ended October 31, 2004       $      106       0.30%             1.38%          0.34%             1.34%             1.71%
Year Ended October 31, 2005       $      115       0.30%             1.85%          0.35%             1.80%             5.28%
------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


(d) For the period from October 22, 2003 (commencement of operations) through October 31, 2003.

(e)   Not annualized.

(f)   Annualized.


                                                      GARTMORE INDEX SERIES | 47

SECTION 6 GARTMORE SMALL CAP INDEX FUND FINANCIAL HIGHLIGHTS


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                              INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------

                                                                 NET
                                                            REALIZED
                                                                 AND
                                  NET ASSET         NET   UNREALIZED
                                     VALUE,  INVESTMENT        GAINS  TOTAL FROM
                                  BEGINNING      INCOME  (LOSSES) ON  INVESTMENT
                                  OF PERIOD      (LOSS)  INVESTMENTS  ACTIVITIES
---------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001       $    9.67        0.07        (1.32)      (1.25)
Year Ended October 31, 2002       $    8.34        0.05        (1.07)      (1.02)
Year Ended October 31, 2003       $    7.27        0.05         2.98        3.03
Year Ended October 31, 2004       $   10.25        0.06         1.06        1.12
Year Ended October 31, 2005       $   11.15        0.10         1.20        1.30
---------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31,
2002(d)                           $    8.84        0.03        (1.59)      (1.56)
Year Ended October 31, 2003       $    7.25          --         2.97        2.97
Year Ended October 31, 2004       $   10.21       (0.01)        1.05        1.04
Year Ended October 31, 2005       $   11.08        0.03         1.19        1.22
---------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31,
2003(e)                           $    9.91          --         0.29        0.29
Year Ended October 31, 2004       $   10.20          --         1.06        1.06
Year Ended October 31, 2005       $   11.08        0.03         1.19        1.22
---------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001       $    9.70        0.11        (1.32)      (1.21)
Year Ended October 31, 2002       $    8.38        0.08        (1.06)      (0.98)
Year Ended October 31, 2003       $    7.32        0.08         3.00        3.08
Year Ended October 31, 2004       $   10.32        0.10         1.09        1.19
Year Ended October 31, 2005       $   11.24        0.15         1.21        1.36
---------------------------------------------------------------------------------

                                             DISTRIBUTIONS
--------------------------------------------------------------------------------------------------

                                                                        NET ASSET
                                         NET       NET                     VALUE,
                                  INVESTMENT  REALIZED          TOTAL      END OF       TOTAL
                                      INCOME     GAINS  DISTRIBUTIONS      PERIOD  RETURN (a)
--------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001            (0.08)       --          (0.08)  $    8.34     (12.95%)
Year Ended October 31, 2002            (0.05)       --          (0.05)  $    7.27     (12.29%)
Year Ended October 31, 2003            (0.05)       --          (0.05)  $   10.25      41.89%
Year Ended October 31, 2004            (0.05)    (0.17)         (0.22)  $   11.15      11.08%
Year Ended October 31, 2005            (0.10)    (0.45)         (0.55)  $   11.90      11.67%
--------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31,
2002(d)                                (0.03)       --          (0.03)  $    7.25     (17.68%)(f)
Year Ended October 31, 2003            (0.01)       --          (0.01)  $   10.21      40.98%
Year Ended October 31, 2004               --     (0.17)         (0.17)  $   11.08      10.28%
Year Ended October 31, 2005            (0.03)    (0.45)         (0.48)  $   11.82      10.98%
--------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31,
2003(e)                                   --        --             --   $   10.20       2.93%(f)
Year Ended October 31, 2004            (0.01)    (0.17)         (0.18)  $   11.08      10.48%
Year Ended October 31, 2005            (0.05)    (0.45)         (0.50)  $   11.80      10.99%
--------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001            (0.11)       --          (0.11)  $    8.38     (12.54%)
Year Ended October 31, 2002            (0.08)       --          (0.08)  $    7.32     (11.80%)
Year Ended October 31, 2003            (0.08)       --          (0.08)  $   10.32      42.49%
Year Ended October 31, 2004            (0.10)    (0.17)         (0.27)  $   11.24      11.51%
Year Ended October 31, 2005            (0.15)    (0.45)         (0.60)  $   12.00      12.11%
--------------------------------------------------------------------------------------------------

                                                                    RATIO/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------

                                                                                               RATIO OF NET
                                                                                                 INVESTMENT
                                                                                 RATIO OF            INCOME
                                                              RATIO OF NET       EXPENSES            (LOSS)
                                                                INVESTMENT      (PRIOR TO         (PRIOR TO
                                  NET ASSETS    RATIO OF            INCOME     REIMBURSE-        REIMBURSE-
                                      AT END    EXPENSES         (LOSS) TO      MENTS) TO         MENTS) TO
                                   OF PERIOD  TO AVERAGE       AVERAGE NET    AVERAGE NET       AVERAGE NET         PORTFOLIO
                                      (000s)  NET ASSETS            ASSETS     ASSETS (b)        ASSETS (b)      TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001       $    4,098       0.79%             0.75%          1.64%            (0.10%)           50.19%
Year Ended October 31, 2002       $   11,079       0.71%             0.71%          0.97%             0.45%            34.77%
Year Ended October 31, 2003       $   42,343       0.69%             0.61%          0.83%             0.47%            25.63%
Year Ended October 31, 2004       $   62,688       0.69%             0.56%          0.77%             0.48%            24.10%
Year Ended October 31, 2005       $   65,751       0.69%             0.90%          0.77%             0.82%            24.14%
------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31,
2002(d)                           $       89       1.29%(g)          0.15%(g)       1.55%(g)         (0.11%)(g)        34.77%
Year Ended October 31, 2003       $      249       1.29%             0.04%          1.44%            (0.11%)           25.63%
Year Ended October 31, 2004       $      424       1.29%            (0.04%)         1.37%            (0.12%)           24.10%
Year Ended October 31, 2005       $      444       1.29%             0.28%          1.37%             0.21%            24.14%
------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31,
2003(e)                           $       21       1.29%(g)          0.07%(g)       1.38%(g)         (0.02%)(g)        25.63%
Year Ended October 31, 2004       $       39       1.29%            (0.04%)         1.37%            (0.12%)           24.10%
Year Ended October 31, 2005       $      200       1.29%             0.23%          1.37%             0.16%            24.14%
------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2001       $   11,366       0.29%             1.30%          1.94%            (0.35%)           50.19%
Year Ended October 31, 2002       $   33,247       0.29%             1.14%          0.58%             0.85%            34.77%
Year Ended October 31, 2003       $   99,904       0.29%             1.04%          0.44%             0.89%            25.63%
Year Ended October 31, 2004       $  210,322       0.29%             0.97%          0.37%             0.88%            24.10%
Year Ended October 31, 2005       $  348,509       0.29%             1.28%          0.37%             1.21%            24.14%
------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.


(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from November 29, 2001 (commencement of operations) through October 31, 2002.

(e) For the period from October 22, 2003 (commencement of operations) through October 31, 2003.

(f)   Not annualized.

(g)   Annualized.


48 | GARTMORE INDEX SERIES

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents -- which may be obtained free of charge -- contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semi-Annual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,


o     by electronic request publicinfo@sec.gov,

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.), or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                 (C) 2005 Gartmore Global Investments, Inc. All rights reserved.


                                                                     PR-IDX 2/06

INTERNATIONAL Series

Gartmore China Opportunities Fund
Gartmore Emerging Markets Fund
Gartmore International Growth Fund

                                                                 [GARTMORE LOGO]

FundPROSPECTUS


February 28, 2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           www.gartmorefunds.com

INTERNATIONAL Series


These specialty Funds feature international growth and emerging markets portfolios designed to capture overseas investment opportunities.

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund Class A                                 GOPAX
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund Class B                                 GOPBX
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund Class C                                 GOPCX
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund Class R                                 GOPRX
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund Institutional Class                     GOPIX
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund Institutional Service Class             GOPSX
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund Class A                                    GEGAX
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund Class B                                    GEGBX
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund Class C                                    GEGCX
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund Class R                                    GEMRX
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund Institutional Class                        GEGIX
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund Institutional Service Class                GEGSX
--------------------------------------------------------------------------------
Gartmore International Growth Fund Class A                                GIGAX
--------------------------------------------------------------------------------
Gartmore International Growth Fund Class B                                GIGBX
--------------------------------------------------------------------------------
Gartmore International Growth Fund Class C                                GIGCX
--------------------------------------------------------------------------------
Gartmore International Growth Fund Class R                                GIRRX
--------------------------------------------------------------------------------
Gartmore International Growth Fund Institutional Class                    GIGIX
--------------------------------------------------------------------------------
Gartmore International Growth Fund Institutional Service Class            GIGSX
--------------------------------------------------------------------------------

TABLE OF CONTENTS


        4       SECTION 1: FUND SUMMARIES
                   AND PERFORMANCE
                Gartmore China Opportunities Fund
                Gartmore Emerging Markets Fund
                Gartmore International Growth Fund

       16       SECTION 2: FUND DETAILS
                Additional Information about Investments,
                   Investment Techniques and Risks

       18       SECTION 3: FUND MANAGEMENT
                Investment Adviser and Subadviser
                Portfolio Management

       21       SECTION 4: INVESTING WITH GARTMORE
                Choosing a Share Class
                Sales Charges and Fees
                Contacting Gartmore Funds
                Buying Shares
                Fair Valuation
                Customer Identification Information
                Exchanging Shares
                Automatic Withdrawal Program
                Selling Shares
                Excessive or Short-Term Trading
                Exchange and Redemption Fees

       33       SECTION 5: DISTRIBUTIONS AND TAXES
                Distributions and Capital Gains
                Selling and Exchanging Shares
                Other Tax Jurisdictions
                Tax Status for Retirement Plans and
                   Other Tax-Deferred Accounts
                Backup Withholding

       34       SECTION 6: FINANCIAL HIGHLIGHTS


                                               GARTMORE INTERNATIONAL SERIES | 1

INTERNATIONAL Series

INTRODUCTION TO THE INTERNATIONAL SERIES


THIS PROSPECTUS PROVIDES INFORMATION ABOUT THREE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"):


Gartmore China Opportunities Fund
Gartmore Emerging Markets Fund
Gartmore International Growth Fund

THESE FUNDS ARE PRIMARILY INTENDED:

o To help investors seek to grow their capital by pursuing investment opportunities outside the United States.


Since these Funds invest primarily in securities of foreign companies, they may involve substantially higher risks and greater volatility than mutual funds that invest only in U.S. securities. The Funds may not be appropriate for all investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money, and the amount of risk you are comfortable taking.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES


Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges, and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


2 | GARTMORE INTERNATIONAL SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.


EMERGING MARKET COUNTRIES - developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.


EQUITY-LINKED NOTE - a security whose performance is generally tied to a single stock, a stock index or a basket of stocks.


EQUITY SECURITIES - the securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

LARGE-CAP COMPANIES - companies with market capitalizations similar to those of companies included in the Standard & Poor's (S&P) 500(R) Index, ranging from $665 million to $370.3 billion as of December 31, 2005.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MID-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Russell Midcap(R) Index, ranging from $563 million to $18.4 billion as of December 31, 2005.

SMALL-CAP COMPANIES - companies with market capitalizations similar to those of companies included in the Russell 2000(R) Index, ranging from $26 million to $4.4 billion as of December 31, 2005.


                                               GARTMORE INTERNATIONAL SERIES | 3

SECTION 1 GARTMORE CHINA OPPORTUNITIES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by companies located in China (including Hong Kong). A company generally is considered to be located in China if, as determined by the Fund's management:


o it is organized under the laws of China or Hong Kong or maintains a principal office there

o     its securities trade principally in China or Hong Kong


o it derives at least 50% of its revenue or earnings from goods or services sold or produced in China or Hong Kong or has at least 50% of its assets there. The portfolio managers currently believe such companies will be located primarily in Taiwan, Singapore and the United States.


The portfolio managers aim to provide strong performance by investing in companies they believe

o     have the potential to deliver unexpected earnings growth, and

o whose prospects for earnings growth have been underestimated by the market.


Just as importantly, the Fund's management attempts to avoid companies whose earnings are likely to fall short of expectations.


The portfolio managers assess the valuation and growth rates both of a particular company and its market. They conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing their own valuations of individual companies to those of the market, the portfolio managers pinpoint companies whose prospects appear different from the market's consensus.


The Fund may invest without limit in companies of any size, including small-cap and mid-cap companies, and also may invest in equity-linked notes. For purposes of the Fund's 80% policy described above, equity-linked notes are classified according to their underlying or referenced security or securities. The Fund also may use derivatives, either as a substitute for taking a position in an underlying asset, to increase returns or as part of a hedging strategy.


The portfolio managers typically sell a security if it no longer offers potential for unexpected earnings growth. They specifically monitor:


o     earnings revisions and surprises,

o     stock price performance, and

o any information indicating a change in the industry or franchise assessment of a company


Gartmore Mutual Fund Capital Trust, the Fund's investment adviser, has chosen Garttmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

GEOGRAPHIC RISK - concentrating investments in China and Hong Kong subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds.

EMERGING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks may be greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.


INITIAL PUBLIC OFFERING RISK - availability of initial public offerings ("IPOs") may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.


SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) Zhong Hua Index(SM), or other funds with similar investment objectives and strategies.


DERIVATIVES RISK - the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

If the value of the Fund's investment goes down, you may lose money.

4 | GARTMORE INTERNATIONAL SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)

                                   [BAR CHART]

                                      2005
                                      -----
                                      3.52%

BEST QUARTER: 5.13% - 3RD QTR OF 2005
WORST QUARTER: -2.08% - 1ST QTR OF 2005

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                       1 YEAR   SINCE INCEPTION
                                                                (JUNE 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                          -2.40%            13.46%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          -4.73%            10.88%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and Sales of Shares                                 -1.05%            10.17%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                          -1.93%            14.70%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                           1.74%            17.09%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                           3.25%            17.62%
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                                         3.62%            18.19%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes               3.82%            18.35%
--------------------------------------------------------------------------------
MSCI Zhong Hua Index(2)                                12.77%            22.02%
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The MSCI Zhong Hua Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in the developed markets of China and Hong Kong. The Index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


                                               GARTMORE INTERNATIONAL SERIES | 5

FEES AND EXPENSES


This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.


-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM                                                                                 INSTITUTIONAL SERVICE   INSTITUTIONAL
YOUR INVESTMENT)(1)           CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES    CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a
percentage of
offering price)                     5.75%(2)            None            None            None                   None            None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
upon redemptions (as a
percentage of offering
or sale price,
whichever is less)                   None(3)        5.00%(4)        1.00%(5)            None                   None            None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of
amount redeemed
or exchanged)(6)                       2.00%           2.00%           2.00%           2.00%                  2.00%           2.00%


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE                                                                     INSTITUTIONAL SERVICE  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to
have the Fund's investments
professionally managed)(7)               1.23%           1.23%           1.23%           1.23%                  1.23%          1.23%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from
Fund assets to cover the
cost of sales, promotions
and other distribution
activities, as well as
certain shareholder
servicing costs)                         0.25%           1.00%           1.00%        0.40%(8)                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(9)                        1.22%           1.17%           1.17%           1.37%                  1.32%          1.17%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                       2.70%           3.40%           3.40%           3.00%                  2.55%          2.40%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(10)                        0.65%           0.65%           0.65%           0.65%                  0.65%          0.65%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                  2.05%           2.75%           2.75%           2.35%                  1.90%          1.75%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) The management fee may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the MSCI Zhong Hua Index. As a result, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustments, the management fee could range from 1.05% at its lowest to 1.35% at its highest.

(8) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(9) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.05%, 0.20% and 0.15%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(10) Gartmore Mutual Funds (the "Trust") and Gartmore Mututal Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses to 1.75% at least through February 28, 2007 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that the reimbursements will not continue to accrue for more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

      If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After
      Waivers/Reimbursements)" could increase to 2.22% for Class A shares, 2.47% for Class R shares and 1.97% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


6 | GARTMORE INTERNATIONAL SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------
Class A shares*                      $  771   $ 1,307   $ 1,868   $  3,388
--------------------------------------------------------------------------
Class B shares                       $  778   $ 1,285   $ 1,914   $  3,409
--------------------------------------------------------------------------
Class C shares                       $  378   $   985   $ 1,714   $  3,642
--------------------------------------------------------------------------
Class R shares                       $  238   $   866   $ 1,520   $  3,272
--------------------------------------------------------------------------
Institutional Service Class shares   $  193   $   732   $ 1,297   $  2,837
--------------------------------------------------------------------------
Institutional Class shares           $  178   $   686   $ 1,222   $  2,687
--------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                     1 YEARS  3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------
Class B shares                       $  278   $   985   $ 1,714   $  3,409
--------------------------------------------------------------------------
Class C shares                       $  278   $   985   $ 1,714   $  3,642
--------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                               GARTMORE INTERNATIONAL SERIES | 7

SECTION 1 GARTMORE EMERGING MARKETS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, emerging market countries. The Fund emphasizes companies that the portfolio managers believe have the potential to deliver unexpected earnings growth.


The portfolio managers look for emerging markets that they believe offer the potential for strong economic growth, and try to avoid emerging markets they believe might be politically or economically unstable. The portfolio managers assess the valuation and growth rates both of a particular company and of the emerging market where the company is located. They conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing their own valuations of individual companies to those of the market, the portfolio managers pinpoint companies whose prospects appear different from the market's consensus.

The Fund also may use derivatives, such as futures and options, for efficient portfolio management.

The portfolio managers typically sell a security if it no longer offers potential for unexpected earnings growth. They specifically monitor:


o     earnings revisions and surprises,

o     stock price performance, and

o any information indicating a change in the industry or franchise assessment of a company.


Gartmore Global Asset Management Trust, the Fund's investment adviser, has chosen Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments-and therefore, the value of Fund shares-may fluctuate. These changes may occur because of:


FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

EMERGING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) Emerging Markets Index(SM), or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

DERIVATIVES RISK - the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways.

If the value of the Fund's investments goes down, you may lose money

8 | GARTMORE INTERNATIONAL SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR CHART]

                      2001     2002    2003    2004    2005
                    ------    -----   -----   -----   -----
                    -30.43%  -20.94%  65.25%  20.34%  31.67%

BEST QUARTER: 32.73% - 4TH QTR. OF 2001
WORST QUARTER: -25.64% - 3RD QTR. OF 2001

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                                       SINCE
                                                                   INCEPTION
                                                                   (AUG. 30,
                                                1 YEAR   5 YEARS       2000)
----------------------------------------------------------------------------
Class A shares - Before Taxes                   24.14%    18.43%      10.61%
----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions   21.08%    17.52%       9.80%
----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and sale of Shares                              16.86%    15.93%       8.93%
----------------------------------------------------------------------------
Class B shares - Before Taxes                   25.79%    18.86%      10.99%
----------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)              29.81%    19.38%      11.39%
----------------------------------------------------------------------------
Class R shares - Before Taxes(2)                31.59%    19.32%      11.34%
----------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes(4)                                 32.13%    20.27%      12.24%
----------------------------------------------------------------------------
Institutional Class shares - Before Taxes       32.03%    20.27%      12.24%
----------------------------------------------------------------------------
MSCI Emerging Markets Index(5)                  34.54%    19.44%      13.04%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns before the first offering of Class C shares (3/1/01) and Class R shares (10/1/03) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced because these three classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.


(4) Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5) The MSCI Emerging Markets Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


                                               GARTMORE INTERNATIONAL SERIES | 9

FEES AND EXPENSES


This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM                                                                             INSTITUTIONAL SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as
a percentage of offering
price)                                5.75%(2)           None             None            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
upon redemptions (as a
percentage of offering
or sale price, whichever
is less)                               None(3)        5.00%(4)        1.00%(5)            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as
a percentage of amount
redeemed or exchanged)(6)                2.00%           2.00%           2.00%           2.00%                  2.00%          2.00%


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE                                                                     INSTITUTIONAL SERVICE  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to
have the Fund's investments
professionally managed)(7)               1.05%           1.05%           1.05%           1.05%                  1.05%          1.05%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from
Fund assets to cover the
cost of sales, promotions
and other distribution
activities, as well as
certain shareholder
servicing costs)                         0.25%           1.00%           1.00%        0.40%(8)                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(9)                        0.54%           0.45%           0.45%           0.65%                  0.45%          0.45%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                       1.84%           2.50%           2.50%           2.10%                  1.50%          1.50%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(10)                0.03%           0.03%           0.03%           0.03%                  0.03%          0.03%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                  1.88%           2.55%           2.55%           2.15%                  1.55%          1.55%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.


(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.


(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) The management fee may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the MSCI Emerging Markets Index. As a result, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustments, the management fee could range from 0.85% at its lowest to 1.15% at its highest.

(8) Pursuant to the Fund's Rule 12b-1 Plan Class R Shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information, see Section 4, Investing with Gartmore Sales Charges and Fees.

(9) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.09%, 0.20% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(10) Gartmore Mutual Funds (the "Trust") and Gartmore Global Asset Management Trust (the "Adviser") have entered into a written contract limiting operating expenses at least through February 28, 2007 to 1.55% for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the Adviser made the payments or waived the fees during the Fund's first five years of operations and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

      If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After
      Waivers/Reimbursements)" could increase to 2.00% for Class A shares, 2.25% for Class R shares and 1.75% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


10 | GARTMORE INTERNATIONAL SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
Class A shares*                      $  751   $ 1,120   $ 1,513   $  2,609
---------------------------------------------------------------------------
Class B shares                       $  753   $ 1,079   $ 1,531   $  2,598
---------------------------------------------------------------------------
Class C shares                       $  353   $   779   $ 1,331   $  2,836
---------------------------------------------------------------------------
Class R shares                       $  213   $   658   $ 1,129   $  2,431
---------------------------------------------------------------------------
Institutional Service Class shares   $  153   $   474   $   818   $  1,791
---------------------------------------------------------------------------
Institutional Class shares           $  153   $   474   $   818   $  1,791
---------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                    1 YEARS   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
Class B shares                       $  253   $   779   $ 1,331   $  2,598
---------------------------------------------------------------------------
Class C shares                       $  253   $   779   $ 1,331   $  2,836
---------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                              GARTMORE INTERNATIONAL SERIES | 11

SECTION 1 GARTMORE INTERNATIONAL GROWTH FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, a number of countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. The Fund emphasizes companies that the portfolio managers believe have the potential to deliver unexpected earnings growth.


The portfolio managers look for foreign markets that they believe offer the potential for strong economic growth, and assess the valuation and growth rates both of a particular company and of the market where the company is located. They conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing their own valuations of individual companies to those of the market, the portfolio managers pinpoint companies whose prospects appear different from the market's consensus.

The Fund also may use derivatives, such as futures and options, for efficient portfolio management.

Gartmore Global Asset Management Trust, the Fund's investment adviser, has chosen Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

EMERGING MARKETS RISK - a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index(SM), or other funds with similar investment objectives and strategies.


SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

DERIVATIVES RISK - the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways.

GROWTH STYLE RISK - over time a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

If the value of the Fund's investments goes down, you may lose money.

12 | GARTMORE INTERNATIONAL SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                  [BAR-CHART]

                      2001     2002    2003    2004    2005
                    -------  -------  ------  ------  ------
                    -23.49%  -17.93%  38.33%  14.64%  29.09%

BEST QUARTER: 18.24% - 2ND QTR. OF 2003
WORST QUARTER: -20.96% - 3RD QTR. OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                                        SINCE
                                                                    INCEPTION
                                                 1 YEAR   5 YEARS   (AUG. 30,
                                                                        2000)
-----------------------------------------------------------------------------
Class A shares - Before Taxes                    21.67%     3.92%       0.77%
-----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions    21.54%     3.88%       0.73%
-----------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sale of Shares                               14.23%     3.35%       0.64%
-----------------------------------------------------------------------------
Class B shares - Before Taxes                    22.97%     4.04%       0.97%
-----------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)               27.01%     4.51%       1.27%
-----------------------------------------------------------------------------
Class R shares - Before Taxes(2)                 28.92%     4.62%       1.37%
-----------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                                     29.25%     5.46%       2.20%
-----------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)     29.25%     5.46%       2.20%
-----------------------------------------------------------------------------
MSCI All Country World ex U.S. Index(5)          14.96%     5.32%       3.28%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns before the first offering of Class C shares (3/1/01) and Class R shares (10/1/03) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced because these three classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.

(4) Returns before the first offering of Institutional Class shares (6/29/04) are based on the performance of Institutional Service class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5) The MSCI All Country World ex U.S. Index is an unmanaged free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


                                              GARTMORE INTERNATIONAL SERIES | 13

FEES AND EXPENSES


This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on which share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM                                                                                   INSTITUTIONAL SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as
a percentage of offering
price)                                5.75%(2)            None            None            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                     None(3)        5.00%(4)        1.00%(5)            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as
a percentage of amount
redeemed or exchanged)(6)                2.00%           2.00%           2.00%           2.00%                  2.00%          2.00%


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE                                                                     INSTITUTIONAL SERVICE  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to
have the Fund's investments
professionally managed)(7)               0.93%           0.93%           0.93%           0.93%                  0.93%          0.93%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from
Fund assets to cover the
cost of sales, promotions
and other distribution
activities, as well as
certain shareholder
servicing costs)                         0.25%           1.00%           1.00%        0.40%(8)                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(9)                        0.95%           0.93%           0.93%           1.13%                  0.93%          0.93%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                 2.13%           2.86%           2.86%           2.46%                  1.86%          1.86%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(10)                0.46%           0.46%           0.46%           0.46%                  0.46%          0.46%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                  1.67%           2.40%           2.40%           2.00%                  1.40%          1.40%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.


(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) The management fee may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the MSCI All Country World ex U.S. Index. As a result, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustments, the management fee could range from 0.70% at its lowest to 1.00% at its highest.

(8) Pursuant to the Fund's Rule 12b-1 Plan Class R Shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(9) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.02%, 0.20% and 0%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(10) Gartmore Mutual Funds (the "Trust") and Gartmore Global Asset Management Trust (the "Adviser") have entered into a written contract limiting operating expenses at least through February 28, 2007 to 1.40% for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the Adviser made the payments or waived the fees during the Fund's first five years of operations and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

      If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After
      Waivers/Reimbursements)" could increase to 1.90% for Class A shares, 2.15% for Class R shares and 1.65% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


14 | GARTMORE INTERNATIONAL SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Class A shares*               $  735   $ 1,162   $ 1,614   $  2,861
--------------------------------------------------------------------
Class B shares                $  743   $ 1,143   $ 1,668   $  2,898
--------------------------------------------------------------------
Class C shares                $  343   $   843   $ 1,468   $  3,153
--------------------------------------------------------------------
Class R shares                $  203   $   723   $ 1,269   $  2,761
--------------------------------------------------------------------
Institutional Service Class
   shares                     $  143   $   540   $   963   $  2,142
--------------------------------------------------------------------
Institutional Class shares    $  143   $   540   $   963   $  2,142
--------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Class B shares                $  243   $   843   $ 1,468   $  2,898
--------------------------------------------------------------------
Class C shares                $  243   $   843   $ 1,468   $  3,153
--------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                              GARTMORE INTERNATIONAL SERIES | 15

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:


o     corporate earnings,

o     production,

o     management,


o     sales, and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - Each of the Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:


o     political and economic instability,

o     the impact of currency exchange rate fluctuations,

o     reduced information about issuers,

o     higher transaction costs,

o     less stringent regulatory and accounting standards, and


o     delayed settlement

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

DEPOSITARY RECEIPTS - Each of the Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.


EQUITY-LINKED NOTES - The China Opportunities Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked security(ies). If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies). Equity-linked notes involve further risks associated with:


o purchases and sales of notes, including the possibility that exchange rate fluctuations may negatively affect the value of a note and

o     the credit quality of the note's issuer.

Equity-linked notes are frequently secured by collateral. If an issuer defaults, the Fund would look to any underlying collateral to recover its losses. Ratings of issuers of equity-linked notes refer only to the issuer's creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

16 | GARTMORE INTERNATIONAL SERIES

DERIVATIVES - Each of the Funds may invest in derivatives, which are contracts with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:


o the other party to the derivatives contract may fail to fulfill its obligations

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets

o the Fund may suffer disproportionately heavy losses relative to the amount invested

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could under certain circumstances trigger adverse tax consequences to a Fund.

PORTFOLIO TURNOVER - Each of the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility, and


o     result in additional tax consequences for Fund shareholders


TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:


o     short-term U.S. government securities,

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks,

o     prime quality commercial paper,


o repurchase agreements covering any of the securities in which the Fund may invest directly, and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


The Funds currently post the top 10 portfolio holdings for each Fund's calendar quarter on the Trust's internet site at www.gartmorefunds.com. The top 10 holdings are available no earlier than 10 business days after the end of a Fund's calendar quarter and will remain available until a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").


                                              GARTMORE INTERNATIONAL SERIES | 17

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISERS AND SUBADVISER


Gartmore Mutual Fund Capital Trust, located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the adviser for Gartmore China Opportunities Fund and is also authorized to select and place portfolio investments on behalf of the Fund, but does not intend to do so at this time. Gartmore Mutual Fund Capital Trust was organized in 1999 as an investment adviser for mutual funds.


Gartmore Global Asset Management Trust, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428 is the adviser for Gartmore Emerging Markets Fund and Gartmore International Growth Fund. Gartmore Global Asset Management Trust was organized in July 2000 and advises mutual funds and other institutional accounts.


Gartmore Global Partners, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428 is the subadviser for each Fund and manages its assets in accordance with its investment objective and strategies. Gartmore Global Partners makes investment decisions for the Funds and executes those decisions by placing purchase and sell orders for securities.



Both advisers and the subadviser are part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring 11 affiliated investment advisers. Collectively, these affiliates (located in the United States, the United Kingdom and Japan) had approximately $84.7 billion in net assets under management as of December 31, 2005.

A discussion of the basis for the Board of Trustees' approval of the investment advisory agreement for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from November 1, 2004 to April 30, 2005.


MANAGEMENT FEES


Each Fund pays its adviser a base management fee, which is based on a Fund's average daily net assets. From its management fee, the adviser pays the subadviser a subadvisory fee. The management fee for each of the Funds may increase or decrease depending on how each Fund performs relative to its respective benchmark. The Funds' benchmarks for determining these performance-based fees are:


Gartmore China Opportunities Fund                           MSCI Zhong Hua Index
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                       MSCI Emerging Markets Index
--------------------------------------------------------------------------------
Gartmore International Growth Fund                        MSCI All Country World
                                                                   ex U.S. Index


Each Fund pays its adviser an investment advisory fee that can vary depending on the Fund's performance relative to its respective benchmark. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming, respectively, each Fund's benchmark.

The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints as described in the chart shown below under the heading "Management and Subadvisory Fees" (the "Base Fee Breakpoints"). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to each such Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly subperiod and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class A shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints, as described under "Management and Subadvisory Fees").

     OUT OR UNDERPERFORMANCE                                CHANGE IN FEES

     +/- 1 percentage point                                      +/- 0.02%
     +/- 2 percentage points                                     +/- 0.04%
     +/- 3 percentage points                                     +/- 0.06%
     +/- 4 percentage points                                     +/- 0.08%
     +/- 5 percentage points                                     +/- 0.10%

The first such payment or penalty, if any, was made at the end of September 2005 for each Fund (15 months after implementation of the performance-based fees on July 1, 2004). Thereafter, these performance adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.

Under these performance fee arrangements, each adviser, as applicable, can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.


18 | GARTMORE INTERNATIONAL SERIES

MANAGEMENT AND SUBADVISORY FEES

This table shows the base management and subadvisory fees, expressed as a percentage of each Fund's average daily net assets, as well as the maximum and minimum fees, if applicable. It does not take into account any applicable waivers.


                                              MINIMUM FEE                 BASE FEE                   MAXIMUM FEE
NET ASSETS                             MANAGEMENT   SUBADVISORY   MANAGEMENT   SUBADVISORY   MANAGEMENT   SUBADVISORY
GARTMORE CHINA OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------
$0 up to $500 million                        1.15%        0.525%        1.25%        0.625%        1.35%        0.725%
------------------------------------------------------------------------------------------------------------------------
$500 million up to $2 billion                1.10%        0.500%        1.20%        0.600%        1.30%        0.700%
------------------------------------------------------------------------------------------------------------------------
More than $2 billion                         1.05%        0.475%        1.15%        0.575%        1.25%        0.675%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
GARTMORE EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------
$0 up to $500 million                        0.95%        0.425%        1.05%        0.525%        1.15%        0.625%
------------------------------------------------------------------------------------------------------------------------
$500 million up to $2 billion                0.90%         0.40%        1.00%         0.50%        1.10%         0.60%
------------------------------------------------------------------------------------------------------------------------
More than $2 billion                         0.85%        0.375%         ...95%        0.475%        1.05%        0.575%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
GARTMORE INTERNATIONAL GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
$0 up to $500 million                        0.80%         0.35%        0.90%         0.45%        1.00%         0.55%
------------------------------------------------------------------------------------------------------------------------
$500 million up to $2 billion                0.75%        0.325%        0.85%        0.425%        0.95%        0.525%
------------------------------------------------------------------------------------------------------------------------
More than $2 billion                         0.70%         0.30%        0.80%         0.40%        0.90%         0.50%

ACTUAL MANAGEMENT AND SUBADVISORY FEES PAID NET OF WAIVERS
DURING FISCAL YEAR ENDED OCTOBER 31, 2005

                                             MANAGEMENT FEE   SUBADVISORY FEE
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                 0.55%            0.625%
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                    1.04%            0.525%
--------------------------------------------------------------------------------
Gartmore International Growth Fund                0.59%             0.45%


                                              GARTMORE INTERNATIONAL SERIES | 19

PORTFOLIO MANAGEMENT


GARTMORE CHINA OPPORTUNITIES FUND


Philip Ehrmann leads the portfolio management team responsible for the day-to-day management of the Fund. Mr. Ehrmann joined Gartmore Global Partners in 1995 as Head of the Emerging Markets Equity Team. He was appointed Head of the Pacific and Emerging Markets team in May 2000. Prior to joining Gartmore, Mr. Ehrmann was director of Emerging Markets at INVESCO.


GARTMORE EMERGING MARKETS FUND

Philip Ehrmann and Peter Dalgliesh of the Pacific and Emerging Markets Equity Team are the lead portfolio managers for the Gartmore Emerging Markets Fund. They are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Mr. Ehrmann joined Gartmore Global Partners in 1995 as Head of the Emerging Markets Equity Team. He was appointed Head of the Pacific and Emerging Markets Team in May 2000. Previously, Mr. Ehrmann was Director of Emerging Markets at Invesco.

Mr. Dalgliesh joined Gartmore Global Partners as an investment manager on the Pacific and Emerging Markets Equity Team in March 2002. Previously, Mr. Dalgliesh spent seven years at Jupiter Asset Management where he was an Asia Pacific Equity Fund Manager.

GARTMORE INTERNATIONAL GROWTH FUND


The Gartmore Global Partners ("GGP") Global Equities team manages the Gartmore International Growth Fund. Brian O' Neill and Ben Walker are responsible for the day-to-day management of the Fund.

Mr. O'Neill joined GGP as a Senior Investment Manager on the Global Portfolio team in 1981 with responsibility for a variety of global funds. Mr. O'Neill began his career with Royal Insurance as an investment analyst specializing in U.K. research. He expanded his field of expertise to include management of global equity later moving to Anthony Gibbs & Sons where he was appointed as fund manager, specializing in global equities. Mr. O'Neill graduated from Glasgow University in 1969 with an Honours degree in Political Economy.

Mr. Walker, CFA, Senior Investment Manager, Global Equities, joined GGP in 1997. Previously he worked in the financial services division of the accounting firm, Arthur Andersen in London, where he qualified as a chartered accountant in August 1997. He has obtained the IMC and is a CFA Charterholder. Mr. Walker graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


20 | GARTMORE INTERNATIONAL SERIES

SECTION 4 INVESTING WITH GARTMORE

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you,

o     how long you expect to own your shares,

o     how much you intend to invest,

o     total costs and expenses associated with a particular share class, and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Gartmore Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B and Class C shares, which are available to all investors.


Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.


COMPARING CLASS A, CLASS B AND CLASS C SHARES

CLASSES AND CHARGES            POINTS TO CONSIDER

CLASS A SHARES

Front-end sales charge         A front-end sales charge means that a portion
up to 5.75%                       of your initial investment goes toward the
                                  sales charge and is not invested.

Contingent deferred            Reduction and waivers of sales charges may be
sales charge (CDSC)(1)            available.

Annual shareholder             Total annual operating expenses are lower than
service and/or 12b-1              Class B and Class C charges which means higher
fee up to 0.25%                   dividends and/or NAV per share.
Administrative services
fee up to 0.25%                No conversion feature.

                               No maximum investment amount.
--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%               No front-end sales charge means your full
                                  investment immediately goes toward buying
                                   shares.
                               No reduction of CDSC, but waivers may be
                                  available.
                               The CDSC declines 1% in most years to zero after
                                  six years.

Annual shareholder             Total annual operating expenses are higher than
service and/or 12b-1 fee          Class A charges which means lower dividends
up to 1.00%                       and/or NAV   per share.
No administrative
services fee                   Automatic conversion to Class A shares after
                                  seven years, which means lower annual expenses in the future.

                               Maximum investment amount of $100,000. Larger
                                  investments may be rejected.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%                  No front-end sales charge means your full
                                  investment immediately goes toward buying shares.
                               No reduction of CDSC, but waivers may be
                                  available.
                               The CDSC declines to zero after one year.

Annual shareholder             Total annual operating expenses are higher
and/or 12b-1 fee                  service than Class A charges which means lower
up to 1.00%                       dividends and/or NAV per share.
No administrative
services fee                   No conversion feature.

                               Maximum investment amount of $1,000,000(2).
                                  Larger investments may be rejected.

(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on redemptions of Class A shares within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.


(2)   This limit was calculated based on a one-year holding period.

                                              GARTMORE INTERNATIONAL SERIES | 21

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


                              SALES CHARGE AS A PERCENTAGE OF
                              -------------------------------           DEALER
                                                   NET AMOUNT    COMMISSION AS
AMOUNT OF                          OFFERING          INVESTED    PERCENTAGE OF
PURCHASE                              PRICE   (APPROXIMATELY)   OFFERING PRICE
------------------------------------------------------------------------------
Less than $50,000                     5.75%             6.10%            5.00%
------------------------------------------------------------------------------
$50,000 to $99,999                    4.75              4.99             4.00
------------------------------------------------------------------------------
$100,000 to $249,999                  3.50              3.63             3.00
------------------------------------------------------------------------------
$250,000 to $499,999                  2.50              2.56             2.00
------------------------------------------------------------------------------
$500,000 to $999,999                  2.00              2.04             1.75
------------------------------------------------------------------------------
$1 million or more                    None              None             None*


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.gartmorefunds.com/invest/sales information.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.


o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.


o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you sell Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of selling shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your sale and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A shares with your purchase of Class D, Class B or Class C shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


22 | GARTMORE INTERNATIONAL SERIES

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges.


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor.

o     retirement plans.


o investment advisory clients of Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust and their affiliates.

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.

--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by Gartmore Mutual Funds (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or


o to shares acquired through reinvestment of dividends or capital gain distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES

AMOUNT OF                 $1 MILLION             $4 MILLION          $25 MILLION
PURCHASE               TO $3,999,999         TO $24,999,999              OR MORE
--------------------------------------------------------------------------------
If sold within             18 months              18 months            18 months
--------------------------------------------------------------------------------
Amount of CDSC                 1.00%                  0.50%                0.25%

Any CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the sale of Class A, Class B or Class C shares purchased through reinvested dividends or distributions. However, a CDSC is charged if you sell your Class B or Class C shares and then reinvest the proceeds in Class B or Class C shares within 30 days. The CDSC is re-deposited into your new account.


o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program.


o Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or disability.

o mandatory withdrawals from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts.

o sales of Class C shares from retirement plans offered by the Nationwide Trust Company.


For more complete information, see the SAI.

--------------------------------------------------------------------------------

CLASS B SHARES


Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.


If you sell Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

                                                                         7 YEARS
SALE WITHIN    1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEAR   OR MORE
--------------------------------------------------------------------------------
Sales charge       5%        4%        3%        3%        2%       1%        0%

                                              GARTMORE INTERNATIONAL SERIES | 23

CONVERSION OF CLASS B SHARES


After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.


CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you sell your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.


--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Fund(s) offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class, and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R Shares ARE AVAILABLE to retirement plans including:

o     401(k) plans,

o     457 plans,

o     403(b) plans,

o     profit sharing and money purchase pension plans,

o     defined benefit plans,

o     non-qualified deferred compensation plans, and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.


The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.


Class R shares ARE NOT AVAILABLE to:

o     retail retirement accounts,

o     institutional non-retirement accounts,

o     traditional and Roth IRAs,

o     Coverdell Education Savings Accounts,

o     SEPs and SAR-SEPs,

o     SIMPLE IRAs,

o     one-person Keogh plans,

o     individual 403(b) plans, or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund(s) for these services;


o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;


o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund(s) for providing services; or


o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.


24 | GARTMORE INTERNATIONAL SERIES

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Fund(s);


o institutional advisory accounts of Gartmore Mutual Fund Capital Trust or its affiliates, those accounts which have client relationships with an affiliate of Gartmore Mutual Fund Capital Trust, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;


o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where advisers derive compensation for advisory services exclusively from clients; or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"). These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

The Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund(s) to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder servicing fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.


These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:


CLASS                                       AS A % OF DAILY NET ASSETS

Class A shares                              0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                              1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                              1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                              0.50% (0.25% of which may be either
                                            a distribution or service fee)

ADMINISTRATIVE SERVICES FEES

In addition to 12b-1 fees, Class A, Class R and Institutional Service Class shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING

The investment adviser and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.


                                              GARTMORE INTERNATIONAL SERIES | 25

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o     the Fund's Distributor and other affiliates of the investment adviser,

o     broker-dealers,

o     financial institutions, and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.


CONTACTING GARTMORE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions

o     hear fund price information

o     obtain mailing and wiring instructions

INTERNET Go to www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses

o     obtain information on the Gartmore Funds

o     access your account information

o     request transactions, including purchases, redemptions and exchanges

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus Ohio 43219.

BY FAX 614-428-3278

26 | GARTMORE INTERNATIONAL SERIES

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES


All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

HOW TO BUY SHARES                                                HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE      UNCASHED OR UNDELIVERABLE CHECKS MAY BE REDEPOSITED AFTER
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND     SIX MONTHS IN THE FUND.
THE SALE OF SHARES AT ANY TIME.
                                                                 *     EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED
                                                                       UPON 60-DAY WRITTEN NOTICE TO SHAREHOLDERS

                                                                 **    A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                       "MEDALLION SIGNATURE GUARANTEE" BELOW
-----------------------------------------------------------------------------------------------------------------------------

THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor       THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor
has relationships with certain brokers and other financial       has relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase,            intermediaries who are authorized to accept purchase,
exchange and redemption orders for the Funds. Your               exchange and redemption orders for the Funds. Your
transaction is processed at the NAV next calculated after        transaction is processed at the NAV next calculated after
the Funds' agent or an authorized intermediary receives your     the Funds' agent or an authorized intermediary receives your
order in proper form.                                            order in proper form.
-----------------------------------------------------------------------------------------------------------------------------

BY MAIL. Complete an application and send with a check made      BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Gartmore Funds. Payment must be made in U.S.         mailing or faxing a letter to Gartmore Funds. The letter
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT        must include your account numbers and the names of the Funds
CASH, STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS,     you wish to exchange from and to. The letter must be signed
CREDIT CARD CHECKS OR MONEY ORDERS.                              by all account owners. We reserve the right to request
                                                                 original documents for any faxed requests.
-----------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic telephone privileges       BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The          unless you decline this option on your application. The
Funds follow procedures to confirm that telephone                Funds follow procedures to confirm that telephone
instructions are genuine and will not be liable for any          instructions are genuine and will not be liable for any
loss, injury, damage or expense that results from executing      loss, injury, damage or expense that results from executing
such instructions. The Funds may revoke telephone privileges     such instructions. The Funds may revoke telephone privileges
at any time, without notice to shareholders.                     at any time, without notice to shareholders. For
                                                                 redemptions, shareholders who own shares in an IRA accoutn should call 800-848-0920.

                                                                 ADDITIONAL INFORMATION FOR SELLING SHARES. The following
                                                                 types of accounts can use the voice-response system to sell shares: Individual, Joint, Transfer on Death, Trust and
                                                                 Uniform Gift/Transfer to Minors.

                                                                 A check made payable to the shareholder of record will be
                                                                 mailed to the address of record.

                                                                 The Funds may record telephone instructions to sell shares and may request sale instructions in writing, signed by all shareholders on the account.
-----------------------------------------------------------------------------------------------------------------------------

ON-LINE. Transactions may be made through the Gartmore Funds     ON-LINE. Transactions may be made through the Gartmore Funds
website. However, the Funds may discontinue on-line              website. However, the Funds may discontinue on-line
transactions of Fund shares at any time.                         transactions of Fund shares at any time.
-----------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by           BY BANK WIRE. The Funds can wire the proceeds of your sale
federal funds wire to the Funds' custodian bank. (The            directly to your account at a commercial bank. A voided
authorization will be in effect unless you give the Fund         check must be attached to your application. (The
written notice of its termination.)                              authorization will be in effect unless you give the Fund
                                                                 written notice of its termination.)
o     if you choose this method to open a new account, you
      must call our toll-free number before you wire your        o     your proceeds will be wired to your bank on the next
      investment and arrange to fax your completed                     business day after your order has been processed.
      application.
                                                                 o     Gartmore deducts a $20 service fee from the sale
o     your bank may charge a fee to wire funds.                        proceeds for this service.

                                                                 o     your financial institution may also charge a fee for
                                                                       receiving the wire.

                                                                 o     funds sent outside the U.S. may be subject to higher
                                                                       fees.

                                                                 BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your             BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds
Gartmore Funds account with proceeds from your bank via ACH      can be sent to your bank via ACH on the second business day
on the second business day after your purchase order has         after your order has been processed. A voided check must be
been processed. A voided check must be attached to your          attached to your application. Money sent through ACH should
application. Money sent through ACH typically reaches            reach your bank in two business days. There is no fee for
Gartmore Funds from your bank in two business days. There is     this service. (The authorization will be in effect unless
no fee for this service. (The authorization will be in           you give the Fund written notice of its termination.)
effect unless you give the Fund written notice of its
termination.)                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
-----------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement     RETIREMENT PLAN PARTICIPANTS should contact their retirement
plan administrator regarding transactions. Retirement plans      plan administrator regarding transactions. Retirement plans
or their administrators wishing to conduct transactions          or their administrators wishing to conduct transactions
should call our toll-free number. Eligible entities or           should call our toll-free number. Eligible entities or
individuals wishing to conduct transactions in Institutional     individuals wishing to conduct transactions in Institutional
Service Class or Institutional Class shares should call our      Service Class or Institutional Class shares should call our
toll-free number.                                                toll-free number.


                                              GARTMORE INTERNATIONAL SERIES | 27

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.


The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its transfer agent in good order, plus any applicable sales charge.

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable, or deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

The Fund(s) may accept payment for shares in the form of securities that are permissible investments for the Funds.

--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------


28 | GARTMORE INTERNATIONAL SERIES

MINIMUM INVESTMENTS


CLASS A, CLASS B AND CLASS C SHARES
To open an account                                             $2,000 (per Fund)
To open an IRA account                                         $1,000 (per Fund)
Additional investments                                           $100 (per Fund)
To start an Automatic Asset Accumulation Plan                             $1,000
Additional Investments
(Automatic Asset Accumulation Plan)                                          $50
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                            $50,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                         $1,000,000 (per Fund)
Additional investments                                                No Minimum
--------------------------------------------------------------------------------


Minimum investment requirements do not apply to certain retirement plans or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES--CLASS A, CLASS B AND CLASS C SHARES


Maintaining small accounts is costly for the Fund(s) and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund(s)' minimum.


o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are sold each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund(s) may waive the quarterly fee.


o The Fund(s) reserve the right to sell your remaining shares and close your account if a sale of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same owner,

o your first purchase in the new fund meets its minimum investment requirement,

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original fund is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund.)

                                              GARTMORE INTERNATIONAL SERIES | 29

EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. However, if a sales charge was never paid on your Prime Shares, applicable sales charges apply to exchanges into other fund(s). In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.


AUTOMATIC WITHDRAWAL PROGRAM

You automatically may redeem shares in Class A, Class B and Class C in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you sell your shares is the net asset value (minus any applicable sales charges) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you sell may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the sale.


You may not be able to sell your Fund shares or Gartmore Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted, or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).


Generally, the Fund will pay you for the shares that you sell within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:


o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.


If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.


The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE


A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:


o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o the proceeds are mailed to any address other than the address of record, or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

30 | GARTMORE INTERNATIONAL SERIES

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:


o     disrupt portfolio management strategies,

o     increase brokerage and other transaction costs, and

o     negatively affect fund performance.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:


MONITORING OF TRADING ACTIVITY

The Funds, through the investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS


Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:


o restrict purchases or exchanges that they or their agents believe constitute excessive trading.

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.

The Funds have also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:


o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.


FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore: Buying Shares--Share Price.

Despite its best efforts, Gartmore Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Gartmore Funds may not be able to prevent all market timing and its potential negative impact.


                                              GARTMORE INTERNATIONAL SERIES | 31

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose redemption and exchange fees on certain funds if you sell or exchange your shares within a designated holding period. The exchange fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether an exchange fee applies, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares sold or exchanged under regularly scheduled withdrawal plans.

o     shares purchased through reinvested dividends or capital gains.

o shares sold (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent sale must have occurred during the period the fee applied.

o shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts.


o shares sold or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction.


o shares sold or exchanged by any "Fund of Fund" that is affiliated with a Fund.


With respect to shares sold or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.


Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o omnibus accounts where there is no capability to impose an exchange fee on underlying customers' accounts; and

o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these Funds into another Gartmore Fund if you have held the shares of the Fund with the exchange for less than the minimum holding period listed below:

                                                                        MINIMUM
                                                    EXCHANGE/    HOLDING PERIOD
FUND                                           REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                       2.00%                90
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                          2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                 2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                    2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                  2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Technology
   and Communications Fund                              2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                          2.00%                90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                      2.00%                90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                          2.00%                90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                            2.00%                90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                    2.00%                90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                 2.00%                90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                         2.00%                90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
   Long-Short Fund                                      2.00%                90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                       2.00%                90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                         2.00%                90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                    2.00%                30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                           2.00%                30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                2.00%                30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                        2.00%                30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                       2.00%                30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                      2.00%                 7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                2.00%                 7
--------------------------------------------------------------------------------
Gartmore Convertible Fund                               2.00%                 7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                           2.00%                 7
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund                           2.00%                 7
--------------------------------------------------------------------------------
Gartmore International Index Fund                       2.00%                 7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                      2.00%                 7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                             2.00%                 7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                       2.00%                 7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                           2.00%                 7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                           2.00%                 7


32 | GARTMORE INTERNATIONAL SERIES

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distributions varies and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS AND CAPITAL GAINS

The Fund(s) intend to distribute income dividends to you quarterly. All income and capital gains distributions (which are paid annually) are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.


If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.


Dividends and capital gain distributions you receive from the Funds may be subject to Federal income tax, state taxes or local taxes:

o any taxable dividends, as well as distributions of short-term capital gains, are federally taxable at applicable ordinary income tax rates.

o distributions of net long-term capital gains are taxable to you as long-term capital gains.

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met.

o for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction.

o distributions declared in December but paid in January are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax.)

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS


When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administcrator for more information about your tax situation, including possible state or local taxes.


BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

                                              GARTMORE INTERNATIONAL SERIES | 33

SECTION 6 GARTMORE CHINA OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002, 2003, 2004 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                             INVESTMENT ACTIVITIES
                                                     -------------------------------------

                                                                NET REALIZED
                                                                         AND
                                      NET ASSET             NET   UNREALIZED
                                         VALUE,      INVESTMENT        GAINS    TOTAL FROM
                                      BEGINNING          INCOME  (LOSSES) ON    INVESTMENT
                                      OF PERIOD          (LOSS)  INVESTMENTS    ACTIVITIES
------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)       $ 10.00           0.01          1.25          1.26
Year Ended October 31, 2005             $ 11.24           0.09          0.33          0.42
------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2004 (d)       $ 10.00           0.01          1.23          1.24
Year Ended October 31, 2005             $ 11.23           0.03          0.31          0.34
------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2004 (d)       $ 10.00          (0.01)         1.24          1.23
Year Ended October 31, 2005             $ 11.23           0.02          0.31          0.33
------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (d)       $ 10.00           0.01          1.24          1.25
Year Ended October 31, 2005             $ 11.24           0.06          0.33          0.39
------------------------------------------------------------------------------------------

INSTITUTIONAL SEVICE CLASS SHARES
Period Ended October 31, 2004 (d)       $ 10.00           0.02          1.25          1.27
Year Ended October 31, 2005             $ 11.25           0.09          0.34          0.43
------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)       $ 10.00           0.02          1.25          1.27
Year Ended October 31, 2005             $ 11.25           0.12          0.34          0.46
------------------------------------------------------------------------------------------

                                                 DISTRIBUTIONS
                                    --------------------------------------

                                                                              NET ASSET
                                           NET        NET                        VALUE,
                                    INVESTMENT   REALIZED            TOTAL       END OF        TOTAL
                                        INCOME      GAINS    DISTRIBUTIONS       PERIOD   RETURN (a)
----------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)       (0.02)         -            (0.02)      $ 11.24    12.61%(e)
Year Ended October 31, 2005             (0.07)     (0.34)           (0.41)      $ 11.25     3.58%
----------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2004 (d)       (0.01)         -            (0.01)      $ 11.23    12.38%(e)
Year Ended October 31, 2005             (0.04)     (0.34)           (0.38)      $ 11.19     2.82%
----------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2004 (d)           -          -                -       $ 11.23    12.30%(e)
Year Ended October 31, 2005             (0.03)     (0.34)           (0.37)      $ 11.19     2.79%
----------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (d)       (0.01)         -            (0.01)      $ 11.24    12.46%(e)
Year Ended October 31, 2005             (0.06)     (0.34)           (0.40)      $ 11.23     3.29%
----------------------------------------------------------------------------------------------------

INSTITUTIONAL SEVICE CLASS SHARES
Period Ended October 31, 2004 (d)       (0.02)         -            (0.02)      $ 11.25    12.74%(e)
Year Ended October 31, 2005             (0.09)     (0.34)           (0.43)      $ 11.25     3.63%
----------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)       (0.02)         -            (0.02)      $ 11.25    12.74%(e)
Year Ended October 31, 2005             (0.10)     (0.34)           (0.44)      $ 11.27     3.86%
----------------------------------------------------------------------------------------------------

                                                                  RATIO/SUPPLEMENTAL DATA
                                   -------------------------------------------------------------------------------------
                                                                                            RATIO OF NET
                                                                                 RATIO OF     INVESTMENT
                                                              RATIO OF NET       EXPENSES  INCOME (LOSS)
                                                                INVESTMENT      (PRIOR TO      (PRIOR TO
                                   NET ASSETS      RATIO OF         INCOME     REIMBURSE-     REIMBURSE-
                                       AT END   EXPENSES TO      (LOSS) TO      MENTS) TO      MENTS) TO
                                    OF PERIOD   AVERAGE NET        AVERAGE    AVERAGE NET    AVERAGE NET       PORTFOLIO
                                       (000S)        ASSETS     NET ASSETS     ASSETS (b)     ASSETS (b)    TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)     $ 1,029      1.95%(f)      0.37%(f)        5.57%(f)     (3.25%)(f)          50.76%
Year Ended October 31, 2005           $ 2,847      2.01%         0.95%           2.68%         0.28%             130.48%
------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2004 (d)     $    19      2.65%(f)     (0.14%)(f)       6.09%(f)     (3.57%)(f)          50.76%
Year Ended October 31, 2005           $   315      2.74%         0.33%           3.41%        (0.34%)            130.48%
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2004 (d)     $    38      2.65%(f)     (1.42%)(f)       6.93%(f)     (5.69%)(f)          50.76%
Year Ended October 31, 2005           $ 1,258      2.73%         0.24%           3.42%        (0.45%)            130.48%
------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (d)     $     1      2.40%(f)     (0.18%)(f)       4.86%(f)     (2.64%)(f)          50.76%
Year Ended October 31, 2005           $     1      2.22%         0.49%           2.87%        (0.16%)            130.48%
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SEVICE CLASS SHARES
Period Ended October 31, 2004 (d)     $     1      1.70%(f)      0.51%(f)        3.97%(f)     (1.75%)(f)          50.76%
Year Ended October 31, 2005           $     1      1.82%         0.84%           2.48%         0.18%             130.48%
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)     $ 5,637      1.65%(f)      0.59%(f)        4.17%(f)     (1.93%)(f)          50.76%
Year Ended October 31, 2005           $ 5,854      1.72%         0.98%           2.41%         0.29%             130.48%
------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

34 | GARTMORE INTERNATIONAL SERIES

SECTION 6 GARTMORE EMERGING MARKETS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                                INVESTMENT ACTIVITIES
                                                 --------------------------------------------------

                                                                                   NET
                                                                              REALIZED
                                                                                   AND
                                    NET ASSET           NET                 UNREALIZED
                                       VALUE,    INVESTMENT                      GAINS   TOTAL FROM
                                    BEGINNING        INCOME  REDEMPTION    (LOSSES) ON   INVESTMENT
                                    OF PERIOD        (LOSS)        FEES    INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001           $  8.11         0.01            -         (2.14)       (2.13)
Year Ended October 31, 2002           $  5.98        (0.03)           -          0.85         0.82
Year Ended October 31, 2003           $  6.80         0.03            -          3.71         3.74
Year Ended October 31, 2004           $ 10.54         0.05         0.03          1.70         1.78
Year Ended October 31, 2005           $ 12.27         0.08            -          3.47         3.54
---------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001           $  8.10        (0.03)           -         (2.13)       (2.16)
Year Ended October 31, 2002           $  5.94        (0.08)           -          0.85         0.77
Year Ended October 31, 2003           $  6.71            -            -          3.62         3.62
Year Ended October 31, 2004           $ 10.33        (0.03)        0.03          1.67         1.67
Year Ended October 31, 2005           $ 11.98        (0.01)           -          3.37         3.36
---------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)     $  7.57        (0.01)           -         (1.54)       (1.55)
Year Ended October 31, 2002           $  6.02        (0.08)           -          0.86         0.78
Year Ended October 31, 2003           $  6.80            -            -          3.67         3.67
Year Ended October 31, 2004           $ 10.47        (0.02)        0.03          1.68         1.69
Year Ended October 31, 2005           $ 12.14        (0.01)           -          3.42         3.41
---------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)     $ 11.20         0.03         0.03          0.78         0.84
Year Ended October 31, 2005           $ 12.01         0.04            -          3.41         3.45
---------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001           $  8.11         0.04            -         (2.13)       (2.09)
Year Ended October 31, 2002           $  6.01        (0.02)           -          0.87         0.85
Year Ended October 31, 2003           $  6.86         0.08            -          3.72         3.80
Year Ended October 31, 2004           $ 10.66         0.09         0.03          1.72         1.84
Year Ended October 31, 2005           $ 12.43         0.10            -          3.54         3.64
---------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)    $  11.26         0.03         0.03          1.15         1.21
Year Ended October 31, 2005          $  12.43         0.11            -          3.53         3.64
---------------------------------------------------------------------------------------------------

                                                  DISTRIBUTIONS
                                     ---------------------------------------

                                                                                   NET ASSET
                                            NET          NET                          VALUE,
                                     INVESTMENT     REALIZED           TOTAL          END OF         TOTAL
                                         INCOME        GAINS   DISTRIBUTIONS          PERIOD    RETURN (a)
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001                  -            -               -           $ 5.98   (26.24%)
Year Ended October 31, 2002                  -            -               -           $ 6.80    13.71%
Year Ended October 31, 2003                  -            -               -           $10.54    55.00%
Year Ended October 31, 2004              (0.05)           -           (0.05)          $12.27    16.97%
Year Ended October 31, 2005              (0.05)       (0.85)          (0.90)          $14.92    30.02%
----------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001                  -            -               -           $ 5.94   (26.67%)
Year Ended October 31, 2002                  -            -               -           $ 6.71    12.96%
Year Ended October 31, 2003                               -               -           $10.33    53.95%
Year Ended October 31, 2004              (0.02)           -           (0.02)          $11.98    16.14%
Year Ended October 31, 2005              (0.01)       (0.85)          (0.86)          $14.48    29.30%
----------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)            -            -               -           $ 6.02   (20.48%)(g)
Year Ended October 31, 2002                  -            -               -           $ 6.80    12.96%
Year Ended October 31, 2003                  -            -               -           $10.47    53.97%
Year Ended October 31, 2004              (0.02)           -           (0.02)          $12.14    16.21%
Year Ended October 31, 2005              (0.01)       (0.85)          (0.86)          $14.69    29.20%
----------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)        (0.03)           -           (0.03)          $12.01     7.50%(g)
Year Ended October 31, 2005              (0.04)       (0.85)          (0.89)          $14.57    30.11%
----------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001              (0.01)           -           (0.01)          $ 6.01   (25.81%)
Year Ended October 31, 2002                  -            -               -           $ 6.86    14.14%
Year Ended October 31, 2003                  -            -               -           $10.66    55.39%
Year Ended October 31, 2004              (0.07)           -           (0.07)          $12.43    17.25%
Year Ended October 31, 2005              (0.08)       (0.85)          (0.93)          $15.14    30.60%
----------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)        (0.04)           -           (0.04)          $12.43    10.79%(g)
Year Ended October 31, 2005              (0.08)       (0.85)          (0.93)          $15.14    30.60%
----------------------------------------------------------------------------------------------------------

                                                                   RATIO/SUPPLEMENTAL DATA
                                    ------------------------------------------------------------------------------------
                                                                                               RATIO OF NET
                                                                                  RATIO OF       INVESTMENT
                                                               RATIO OF NET       EXPENSES    INCOME (LOSS)
                                                                 INVESTMENT      (PRIOR TO        (PRIOR TO
                                    NET ASSETS       RATIO OF        INCOME     REIMBURSE-       REIMBURSE-
                                        AT END       EXPENSES     (LOSS) TO      MENTS) TO        MENTS) TO
                                     OF PERIOD     TO AVERAGE   AVERAGE NET    AVERAGE NET      AVERAGE NET    PORTFOLIO
                                        (000S)     NET ASSETS        ASSETS     ASSETS (b)       ASSETS (b)  TURNOVER(c)
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001            $ 1,066       2.15%        0.18%           5.93%          (3.60%)          97.85%
Year Ended October 31, 2002            $ 1,996       2.01%       (0.49%)          2.41%          (0.89%)          57.86%
Year Ended October 31, 2003            $ 9,070       1.88%        0.61%           2.45%           0.05%          146.04%
Year Ended October 31, 2004            $13,898       1.88%        0.41%           1.99%           0.31%          134.11%
Year Ended October 31, 2005            $22,009       1.84%        0.55%               (i)             (i)       135.40%
------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001            $ 1,164       2.75%       (0.40%)          6.67%          (4.32%)          97.85%
Year Ended October 31, 2002            $ 1,443       2.71%       (1.18%)          3.22%          (1.69%)          57.86%
Year Ended October 31, 2003            $ 2,010       2.55%        0.07%           3.18%          (0.56%)         146.04%
Year Ended October 31, 2004            $ 2,900       2.55%       (0.27%)          2.65%          (0.37%)         134.11%
Year Ended October 31, 2005            $ 4,062       2.52%       (0.11%)               (i)             (i)       135.40%
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)      $    10       2.75%(h)    (0.85%)(h)       8.68%(h)       (6.78%)(h)       97.85%
Year Ended October 31, 2002            $    15       2.72%       (1.12%)          3.28%          (1.68%)          57.86%
Year Ended October 31, 2003            $ 1,398       2.55%       (0.12%)          2.95%          (0.52%)         146.04%
Year Ended October 31, 2004            $ 2,217       2.55%       (0.16%)          2.64%          (0.25%)         134.11%
Year Ended October 31, 2005            $ 4,302       2.51%       (0.11%)              (i)             (i)       135.40%
------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)      $     1       2.15%(h)     0.26%(h)        2.28%(h)        0.13%(h)       134.11%
Year Ended October 31, 2005            $     9       1.82%        0.16%                (i)             (i)       135.40%
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001            $ 1,004       1.82%        0.49%           5.60%          (3.29%)          97.85%
Year Ended October 31, 2002            $ 1,145       1.73%       (0.21%)          2.24%          (0.72%)          57.86%
Year Ended October 31, 2003            $ 1,781       1.55%        1.07%           2.18%           0.44%          146.04%
Year Ended October 31, 2004            $ 3,737       1.55%        0.81%           1.66%           0.70%          134.11%
Year Ended October 31, 2005            $ 8,954       1.50%        0.83%               (i)             (i)       135.40%
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)      $   236       1.55%(h)     0.81%(h)        1.71%(h)        0.65%(h)       134.11%
Year Ended October 31, 2005            $ 2,631       1.49%        0.92%                (i)             (i)       135.40%
------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.


(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(f) For period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h)   Annualized.

(i)   There were no fee reductions during the period.


                                              GARTMORE INTERNATIONAL SERIES | 35

SECTION 6 GARTMORE INTERNATIONAL GROWTH FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                              INVESTMENT ACTIVITIES
                                               --------------------------------------------------

                                                                                 NET
                                                                            REALIZED
                                          NET                                    AND
                                        ASSET         NET                 UNREALIZED        TOTAL
                                       VALUE,  INVESTMENT                      GAINS         FROM
                                    BEGINNING      INCOME  REDEMPTION    (LOSSES) ON   INVESTMENT
                                    OF PERIOD      (LOSS)        FEES    INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001          $   8.86      (0.02)           -         (2.65)       (2.67)
Year Ended October 31, 2002          $   6.19       0.01            -         (0.82)       (0.81)
Year Ended October 31, 2003          $   5.38      (0.01)        0.03          1.58         1.60
Year Ended October 31, 2004          $   6.98       0.01         0.01          0.79         0.81
Year Ended October 31, 2005          $   7.79       0.08            -          1.90         1.98
-------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001          $   8.85      (0.07)           -         (2.64)       (2.71)
Year Ended October 31, 2002          $   6.14      (0.03)           -         (0.81)       (0.84)
Year Ended October 31, 2003          $   5.30      (0.05)        0.03          1.54         1.52
Year Ended October 31, 2004          $   6.82      (0.05)        0.01          0.78         0.74
Year Ended October 31, 2005          $   7.56       0.01            -          1.83         1.84
-------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)    $   7.72      (0.02)           -         (1.53)       (1.55)
Year Ended October 31, 2002          $   6.17      (0.03)           -         (0.81)       (0.84)
Year Ended October 31, 2003          $   5.33      (0.05)        0.03          1.55         1.53
Year Ended October 31, 2004          $   6.86      (0.01)        0.01          0.74         0.74
Year Ended October 31, 2005          $   7.60       0.03            -          1.82         1.85
-------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)    $   7.25       0.02         0.01          0.30         0.33
Year Ended October 31, 2005          $   7.58       0.07            -          1.86         1.93
-------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001          $   8.86          -            -         (2.64)       (2.64)
Year Ended October 31, 2002          $   6.22       0.03            -         (0.83)       (0.80)
Year Ended October 31, 2003          $   5.42       0.01         0.03          1.59         1.63
Year Ended October 31, 2004          $   7.05       0.02         0.01          0.81         0.84
Year Ended October 31, 2005          $   7.89       0.11            -          1.91         2.02
-------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)    $   7.51          -         0.01          0.37         0.38
Year Ended October 31, 2005          $   7.89       0.11            -          1.91         2.02
-------------------------------------------------------------------------------------------------

                                           DISTRIBUTIONS
                                     -------------------------

                                                                       NET
                                                                     ASSET
                                            NET                     VALUE,
                                     INVESTMENT          TOTAL      END OF          TOTAL
                                         INCOME  DISTRIBUTIONS      PERIOD     RETURN (a)
-----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001                  -              -       $ 6.19    (30.14%)
Year Ended October 31, 2002                  -              -       $ 5.38    (13.09%)
Year Ended October 31, 2003                  -              -       $ 6.98     29.74%
Year Ended October 31, 2004                  -              -       $ 7.79     11.60%
Year Ended October 31, 2005              (0.08)         (0.08)      $ 9.69     25.49%
-----------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001                  -              -       $ 6.14    (30.62%)
Year Ended October 31, 2002                  -              -       $ 5.30    (13.68%)
Year Ended October 31, 2003                  -              -       $ 6.82     28.68%
Year Ended October 31, 2004                  -              -       $ 7.56     10.85%
Year Ended October 31, 2005              (0.05)         (0.05)      $ 9.35     24.49%
-----------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)            -              -       $ 6.17    (20.08%)(g)
Year Ended October 31, 2002                  -              -       $ 5.33    (13.61%)
Year Ended October 31, 2003                  -              -       $ 6.86     28.71%
Year Ended October 31, 2004                  -              -       $ 7.60     10.79%
Year Ended October 31, 2005              (0.05)         (0.05)      $ 9.40     24.45%
-----------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)            -              -       $ 7.58      4.55%(g)
Year Ended October 31, 2005              (0.10)         (0.10)      $ 9.41     25.37%
-----------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001                  -              -       $ 6.22    (29.80%)
Year Ended October 31, 2002                  -              -       $ 5.42    (12.86%)
Year Ended October 31, 2003                  -              -       $ 7.05     30.07%
Year Ended October 31, 2004                  -              -       $ 7.89     11.91%
Year Ended October 31, 2005              (0.10)         (0.10)      $ 9.81     25.72%
-----------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)            -              -       $ 7.89      5.06%(g)
Year Ended October 31, 2005              (0.10)         (0.10)      $ 9.81     25.72%
-----------------------------------------------------------------------------------------

                                                                 RATIO/SUPPLEMENTAL DATA
                                    ----------------------------------------------------------------------------------
                                                                                RATIO OF    RATIO OF NET
                                                                                EXPENSES      INVESTMENT
                                                               RATIO OF NET   INVESTMENT   INCOME (LOSS)
                                                                 INVESTMENT    (PRIOR TO       (PRIOR TO
                                    NET ASSETS      RATIO OF         INCOME   REIMBURSE-      REIMBURSE-
                                        AT END      EXPENSES      (LOSS) TO    MENTS) TO       MENTS) TO
                                     OF PERIOD    TO AVERAGE    AVERAGE NET  AVERAGE NET     AVERAGE NET     PORTFOLIO
                                        (000S)    NET ASSETS          ASSET   ASSETS (b)      ASSETS (b)  TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001            $ 2,156      1.85%        (0.30%)        4.01%         (2.46%)          236.28%
Year Ended October 31, 2002            $ 1,965      1.76%         0.20%         2.10%         (0.14%)          226.70%
Year Ended October 31, 2003            $ 2,592      1.65%         0.39%         2.37%         (0.33%)          304.72%
Year Ended October 31, 2004            $ 3,096      1.65%         0.06%         2.10%         (0.38%)          262.09%
Year Ended October 31, 2005            $ 7,980      1.65%         0.74%         1.90%          0.50%           247.22%
----------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001            $ 2,078      2.45%        (0.89%)        4.75%         (3.19%)          236.28%
Year Ended October 31, 2002            $ 1,840      2.46%        (0.50%)        2.85%         (0.89%)          226.70%
Year Ended October 31, 2003            $ 2,395      2.40%        (0.36%)        3.12%         (1.08%)          304.72%
Year Ended October 31, 2004            $ 2,695      2.40%        (0.70%)        2.84%         (1.14%)          262.09%
Year Ended October 31, 2005            $ 3,444      2.40%         0.12%         2.81%         (0.30%)          247.22%
----------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)      $    10      2.45%(h)     (1.10%)(h)     6.72%(h)      (5.37%)(h)       236.28%
Year Ended October 31, 2002            $    10      2.46%        (0.53%)        2.95%         (1.02%)          226.70%
Year Ended October 31, 2003            $    16      2.40%        (0.37%)        3.12%         (1.09%)          304.72%
Year Ended October 31, 2004            $   112      2.40%        (0.23%)        2.87%         (0.70%)          262.09%
Year Ended October 31, 2005            $   272      2.40%         0.10%         2.69%         (0.19%)          247.22%
----------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (e)      $     1      2.00%(h)      0.31%(h)      2.65%(h)      (0.33%)(h)       262.09%
Year Ended October 31, 2005            $     1      1.68%         0.81%         2.31%          0.18%           247.22%
----------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001            $ 2,073      1.52%         0.03%         3.72%         (2.17%)          236.28%
Year Ended October 31, 2002            $ 1,807      1.48%         0.48%         1.85%          0.11%           226.70%
Year Ended October 31, 2003            $ 2,350      1.40%         0.64%         2.12%         (0.08%)          304.72%
Year Ended October 31, 2004            $ 2,629      1.40%         0.30%         1.84%         (0.14%)          262.09%
Year Ended October 31, 2005            $ 3,306      1.40%         1.12%         1.82%          0.70%           247.22%
----------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (f)      $   189      1.40%(h)      0.03%(h)      1.94%(h)      (0.52%)(h)       262.09%
Year Ended October 31, 2005            $ 1,372      1.40%         1.11%         1.61%          0.90%           247.22%
----------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(f) For period from June 29, 2004 (commencement of operations) through October 31, 2004.

(g)   Not annualized.

(h)   Annualized.


36 | GARTMORE INTERNATIONAL SERIES

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents--which may be obtained free of charge--contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)

BY OVERNIGHT MAIL:

Gartmore Funds
3435 Stelzer Road
Columbus, Ohio
43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request publicinfo@sec.gov,


o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.), or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                 (C) 2005 Gartmore Global Investments, Inc. All rights reserved.


                                                                     PR-INT 2/06

LEADERSHIP Series


Gartmore Mid Cap Growth Leaders Fund

Gartmore Nationwide Leaders Fund

Gartmore Small Cap Leaders Fund

Gartmore U.S. Growth Leaders Fund

Gartmore Worldwide Leaders Fund


                                                                 [GARTMORE LOGO]

                                 FundPROSPECTUS


February 28, 2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           www.gartmorefunds.com

LEADERSHIP Series


These specialty Funds are concentrated stock portfolios focusing in major world markets and featuring our managers' BEST IDEAS.

FUND AND CLASS                                                           TICKER
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund Class A                              NMGAX
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund Class B                              NMGBX
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund Class C                              GMGCX
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund Class D                              NMCGX
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund Class R                              GMGRX
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund Institutional Class                  GMGIX
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund Institutional Service Class           n/a
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund Class A                                  GULAX
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund Class B                                  GULBX
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund Class C                                  GULCX
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund Class R                                  GNLRX
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund Institutional Class                      GNLIX
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund Institutional Service Class              GULIX
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund Class A                                   GPLAX
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund Class B                                   GPLBX
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund Class C                                   GPLCX
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund Class R                                   GSLRX
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund Institutional Class                       GPLIX
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund Institutional Service Class               GSLSX
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund Class A                                 GXXAX
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund Class B                                 GXXBX
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund Class C                                 GXXCX
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund Class R                                 GGLRX
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund Institutional Class                     GGLIX
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund Institutional Service Class             GXXIX
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund Class A                                   GLLAX
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund Class B                                   GLLBX
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund Class C                                   GLLCX
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund Class R                                   GWLRX
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund Institutional Class                       GWLIX
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund Institutional Service Class               GLLSX
--------------------------------------------------------------------------------

TABLE OF CONTENTS


 4   SECTION 1: FUND SUMMARIES AND PERFORMANCE
     Gartmore Mid Cap Growth Leaders Fund
     Gartmore Nationwide Leaders Fund
     Gartmore Small Cap Leaders Fund
     Gartmore U.S. Growth Leaders Fund
     Gartmore Worldwide Leaders Fund

25   SECTION 2: FUND DETAILS
     Additional Information about Investments,
        Investment Techniques and Risks

27   SECTION 3: FUND MANAGEMENT
     Investment Adviser and Subadviser
     Portfolio Management

32   SECTION 4: INVESTING WITH GARTMORE
     Choosing a Share Class
     Sales Charges and Fees
     Contacting Gartmore Funds
     Buying Shares
     Fair Valuation
     Customer Identification Information
     Exchanging Shares
     Automatic Withdrawal Program
     Selling Shares
     Excessive or Short-Term Trading
     Exchange and Redemption Fees


44   SECTION 5: DISTRIBUTIONS AND TAXES
     Distributions and Capital Gains
     Selling and Exchanging Shares
     Other Tax Jurisdictions
     Tax Status for Retirement Plans and
        Other Tax-Deferred Accounts
     Backup Withholding

45   SECTION 6: FINANCIAL HIGHLIGHTS

                                                  GARTMORE LEADERSHIP SERIES | 1

LEADERSHIP Series

INTRODUCTION TO THE LEADERSHIP SERIES


THIS PROSPECTUS PROVIDES INFORMATION ABOUT FIVE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"):

Gartmore Mid Cap Growth Leaders Fund
Gartmore Nationwide Leaders Fund
Gartmore Small Cap Leaders Fund
Gartmore U.S. Growth Leaders Fund
Gartmore Worldwide Leaders Fund


THESE FUNDS ARE PRIMARILY INTENDED:


o to help investors grow their capital through investments in leading U.S. or foreign companies.

Because these Funds invest in fewer individual securities than most mutual funds, they are subject to substantially higher risks and greater volatility than other mutual funds. These Funds may not be suitable for all investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable taking.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES

Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. Gartmore Mid Cap Growth Leaders Fund also offers Class D shares, but does not currently offer Institutional Service Class shares.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

2 | GARTMORE LEADERSHIP SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.


CONVERTIBLE SECURITIES - debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

DERIVATIVE - a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.


GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


LARGE CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Standard and Poor's 500(R) Index, ranging from $665 million to $370.3 billion as of December 31, 2005.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MID-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Russell Midcap(R) Index, ranging from $563 million to $18.4 billion as of December 31, 2005.

SMALL-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Russell 2000(R) Index, ranging from $26 million to $4.4 billion as of December 31, 2005.

TOTAL RETURN - investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

VALUE STYLE - a style of investing in equity securities that the Fund's management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.


                                                 GARTMORE LEADERSHIP SERIES | 3

SECTION 1 GARTMORE MID CAP GROWTH LEADERS FUND SUMMARY AND PERFORMANCE


OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
MID CAP GROWTH LEADER a company that portfolio management believes is best capable of taking advantage of its positioning within its business sector, with high earnings growth potential and a minimum market capitalization of $1 billion. Typically, these companies exhibit greater-than-average growth prospects, given the prevailing economic climate.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by mid-cap companies that the Fund's management believes are, or have the potential to be, Mid Cap Growth Leaders. Fund management tries to choose such investments that will increase in value over the long term. Under normal circumstances, the Fund holds between 25 and 40 such securities.


The portfolio manager uses both a "top-down" and a "bottom-up" approach to select securities for the Fund. The "top-down" aspect of the approach considers such overall factors as the general health of the economy, interest rates, inflation, Federal Reserve policy and the vitality of particular industry sectors. This enables the portfolio manager to focus on the most attractive business sectors and to identify the most attractive prospective investments from the large universe of mid-cap stocks.

The portfolio manager then conducts a "bottom-up" analysis of potential investments, which means an in-depth evaluation of each particular company whose equity securities may be considered for inclusion in the Fund. The portfolio manager seeks individual companies with attractive earnings potential and sustainable growth characteristics that may not be fully recognized by the market. The portfolio manager evaluates each company's stock price over the course of 12 months, paying particular attention to minimum rates of capital appreciation before a stock will be added to the Fund.

From time-to-time, the Fund may invest in companies experiencing "special situations", such as acquisitions, consolidations, mergers, reorganizations or other unusual developments, if the portfolio manager believes equity securities issued by those companies will increase in value.

The Fund's portfolio manager usually will sell a security if:

o     the security hits an established price target

o     the circumstances of the company's industry sector appear to have changed


o     the company's fundamentals have weakened, or

o     more favorable opportunities have been identified


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Russell Midcap(R) Growth Index, or other funds with similar investment objectives and strategies.


MID-CAP RISK - in general, stocks of mid-cap companies may be more volatile and less liquid than larger company stocks.


SPECIAL SITUATION COMPANIES RISK - Special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations, or other unusual developments that can affect a company's market value. If the anticipated benefits of the developments do not ultimately materialize, the value of a special situation company may decline.


GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.


CONCENTRATION RISK - investing in a select group of securities could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

4 | GARTMORE LEADERSHIP SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund.

Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS D SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

 1996    1997    1998    1999    2000     2001     2002    2003    2004    2005
------  ------  ------  ------  ------  -------  -------  ------  ------  ------
16.80%  20.70%  16.00%  10.10%  10.20%  -39.70%  -29.40%  36.40%  13.75%  15.47%

BEST QUARTER: 23.56% 1ST QTR OF 2000
WORST QUARTER: -36.86% 1ST QTR OF 2001


After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A Shares - Before Taxes(2)                      8.51%    -6.74%      3.36%
--------------------------------------------------------------------------------
Class B Shares - Before Taxes(2)                      9.41%    -7.00%      3.21%
--------------------------------------------------------------------------------
Class C Shares - Before Taxes(2,3)                   13.39%    -6.37%      3.60%
--------------------------------------------------------------------------------
Class D Shares - Before Taxes                        10.29%    -6.15%      3.72%
--------------------------------------------------------------------------------
Class D Shares - After Taxes
on Distributions                                     10.29%    -6.15%      2.48%
--------------------------------------------------------------------------------
Class D Shares - After Taxes on
Distributions and Sales of Shares(4)                  6.69%    -5.12%      2.84%
--------------------------------------------------------------------------------
Class R Shares - Before Taxes(2)                     15.09%    -5.44%      4.11%
--------------------------------------------------------------------------------
Institutional Service Class Shares -
Before Taxes(2)                                      15.49%    -5.29%      4.19%
--------------------------------------------------------------------------------
Institutional Class Shares -
Before Taxes(2)                                      15.49%    -5.29%      4.19%
--------------------------------------------------------------------------------
Russell Midcap Growth(R) Index(5)                    12.10%      1.38%     9.27%
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Returns through May 11, 1998 include the performance of the Fund's predecessor Fund. These returns were achieved prior to the creation of the Class A shares and Class B shares (May 11, 1998). Returns between May 11, 1998 and the first offering of Class C shares (March 1, 2001), Class R shares (December 30, 2003), Institutional Service Class shares (which have not yet commenced operations), and the Institutional Class shares (September 28, 2004) are based on previous performance of Class D shares. Excluding the effect of certain fee waivers or reimbursements, the prior performance is similar to what these classes would have produced during those periods because they all invest in the same portfolio of securities. Performance for these classes has been restated to reflect differences in sales charges, but not differing fees. If these fees were reflected, performance for Class C and Class R shares would have been lower.

(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.

(4) The after-tax lifetime performance of Class D shares assumes that losses generated by the sale of those shares would offset the taxes paid on distributions and other income. That is why the performance for "Class D shares--After Taxes on Distributions and Sales of Shares" is better than the performance for the same class before taxes.

(5) The Russell Midcap Growth Index is an unmanaged index of mid-capitalization growth stocks of U.S. companies with a capitalization range of $996 million to $18.4 billion as of December 31, 2005. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


                                                  GARTMORE LEADERSHIP SERIES | 5

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY   CLASS A     CLASS B     CLASS C     CLASS D     CLASS R   INSTITUTIONAL SERVICE   INSTITUTIONAL
FROM YOUR INVESTMENT)(1)          SHARES      SHARES      SHARES      SHARES      SHARES    SERVICE CLASS           CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)     5.75%(2)    None        None        4.50%(2)    None      None                    None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon redemptions
(as a percentage of offering or
sale price, whichever is less)    None(3)     5.00%(4)    1.00%(5)    None        None      None                    None
----------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)         2.00%       2.00%       2.00%       2.00%       2.00%     2.00%                   2.00%


----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES    CLASS A     CLASS B     CLASS C     CLASS D     CLASS R   INSTITUTIONAL SERVICE   INSTITUTIONAL
(EXPENSES THAT ARE DEDUCTED       SHARES      SHARES      SHARES      SHARES      SHARES    SERVICE CLASS           CLASS SHARES
FROM FUND ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to
have the Fund's investments
professionally managed)           0.80%       0.80%       0.80%       0.80%       0.80%     0.80%                   0.80%
----------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost
of sales, promotions and other
distribution activities,
as well as certain
shareholder servicing costs)      0.25%       1.00%       1.00%       None        0.40%(7)  None                    None
----------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                 0.75%       0.70%       0.70%       0.70%       0.90%     0.70%                   0.70%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                          1.80%       2.50%       2.50%       1.50%       2.10%     1.50%                   1.50%
----------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(9)                  0.30%       0.30%       0.30%       0.30%       0.30%     0.30%                   0.30%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)           1.50%       2.20%       2.20%       1.20%       1.80%     1.20%                   1.20%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A and Class D shares is reduced or eliminated for purchases of $50,000 or more. For more information, see
      Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.


(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class D, Class R and Institutional Service Class shares were 0.05%, 0.00%, 0.20% and 0.00%. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses at least through February 28, 2007. The limit is 1.20% for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Any reimbursements to the Adviser must be paid no more than three years after the end of the fiscal year in which the Adviser made or waived the payment for which it is being reimbursed.

      If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.70% for Class A shares, 1.45% for Class D shares 1.95% for Class R shares and 1.45% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


6 | GARTMORE LEADERSHIP SERIES

EXAMPLE

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                          $  719   $ 1,081   $ 1,467   $  2,546
--------------------------------------------------------------------------------
Class B shares                           $  723   $ 1,050   $ 1,504   $  2,560
--------------------------------------------------------------------------------
Class C shares                           $  323   $   750   $ 1,304   $  2,813
--------------------------------------------------------------------------------
Class D shares                           $  567   $   875   $ 1,204   $  2,135
--------------------------------------------------------------------------------
Class R shares                           $  183   $   629   $ 1,101   $  2,407
--------------------------------------------------------------------------------
Institutional Service Class shares       $  122   $   445   $   790   $  1,765
--------------------------------------------------------------------------------
Institutional Class shares               $  122   $   445   $   790   $  1,765
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                        1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                          $  223   $   750    $ 1,304   $  2,560
--------------------------------------------------------------------------------
Class C shares                          $  223   $   750    $ 1,304   $  2,813
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                  GARTMORE LEADERSHIP SERIES | 7

SECTION 1 GARTMORE NATIONWIDE LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks a high total return from a concentrated portfolio of U.S. securities.

--------------------------------------------------------------------------------

U.S. LEADER a U.S. company that the Fund's management believes has a strong franchise capable of taking advantage of its position in the marketplace. Because these companies have reputations for quality management and superior products and services, the Fund's management expects them to become dominant in their industries. A U.S. company is defined as having been organized under the laws of the United States, having a principal place of business in the United States or if its stock trades primarily in the United States.
--------------------------------------------------------------------------------

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. Leaders, primarily in common stocks and convertible securities. The portfolio manager seeks companies which generally meet one of the following characteristics:


o     above-average revenue growth

o     above-average earnings growth

o     consistent earnings growth

o     attractive valuation


The Fund is nondiversified, which means that it may invest a significant portion of the Fund's assets in the securities of a single or small number of companies. Typically, the Fund holds a core group of 20 to 30 common stocks of large-cap and mid-cap companies.

In seeking total return, the portfolio manager seeks returns from both capital gains (i.e., an increase in the value of the stocks the Fund holds) as well as income generated by dividends paid by stock issuers. Over time, stock markets in general may produce proportionately higher capital gains relative to dividends, or vice versa, at different periods. While many of the stocks the Fund invests in pay dividends, the portfolio manager anticipates that capital gains may constitute a somewhat higher proportion of returns than dividends under current market conditions. However, stock markets could change, either suddenly or gradually, so that over time a higher proportion of the Fund's returns would be derived from dividends.


The Fund usually sells portfolio securities if:

o     the outlook of a company's earnings growth becomes less attractive

o     more favorable opportunities are identified, or

o     the company's stock price has increased significantly

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Standard & Poor's 500(R) Index ("S&P 500 Index"), or other funds with similar investment objectives and strategies.

NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

8 | GARTMORE LEADERSHIP SERIES

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund.Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                            2002    2003    2004    2005
                           ------  ------  ------  -----
                           -5.60%  24.60%  18.32%  9.81%


BEST QUARTER: 14.1% 2ND QTR OF 2003
WORST QUARTER: -16.3% 3RD QTR OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005
                                                                SINCE INCEPTION
                                                   1 YEAR   (DECEMBER 28, 2001)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                       3.46%                 9.46%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions                                      -0.09%                 8.06%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares                   2.75%                 7.46%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                       4.22%                 9.92%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)                    8.11%                10.29%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                    9.84%                10.64%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                                        9.93%                11.20%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)       10.16%                11.27%
--------------------------------------------------------------------------------
S&P 500 Index(5)                                    4.91%                 3.92%
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.


(3) Returns before the first offering of Class R shares (10/1/03) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

                                                  GARTMORE LEADERSHIP SERIES | 9

-------------------------------------------------------------------------------
FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed
upon purchases
(as a percentage of
offering price)                       5.75%(2)            None            None            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                     None(3)        5.00%(4)        1.00%(5)            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of
amount redeemed or
exchanged)(6)                            2.00%           2.00%           2.00%           2.00%                  2.00%          2.00%


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
 DEDUCTED FROM FUND ASSETS)     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's
investments
professionally
managed)(7)                              0.83%           0.83%           0.83%           0.83%                  0.83%          0.83%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees (paid
from Fund assets to cover the
cost of sales, promotions and
other distribution activities,
as well as certain
shareholder
servicing costs)                         0.25%           1.00%           1.00%        0.40%(8)                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(9)                        0.86%           0.80%           0.80%           1.00%                  1.03%          0.80%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                       1.94%           2.63%           2.63%           2.23%                  1.86%          1.63%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement(10)                        0.43%           0.43%           0.43%           0.43%                  0.43%          0.43%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER
WAIVERS/REIMBURSEMENTS)                  1.51%           2.20%           2.20%           1.80%                  1.43%          1.20%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $ 50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Choosing a Share Class--Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) The management fee may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500 Index. As a result, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustments, the management fee could range from 0.55% at its lowest to 0.90% at its highest.

(8) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(9) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.06%, 0.20%, and 0.23%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(10) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses at least through February 28, 2007. The limit is 1.30% for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement and provided that no reimbursement amount is paid more than five years after a Fund's commencement of operations. If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.70% for Class A shares, 1.95% for Class R shares and 1.45% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


10 | GARTMORE LEADERSHIP SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $ 10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                           $  729   $ 1,119   $ 1,533   $  2,084
--------------------------------------------------------------------------------
Class B shares                            $  733   $ 1,086   $ 1,566   $  2,693
--------------------------------------------------------------------------------
Class C shares                            $  333   $   786   $ 1,366   $  2,939
--------------------------------------------------------------------------------
Class R shares                            $  193   $   666   $ 1,165   $  2,539
--------------------------------------------------------------------------------
Institutional Service Class shares        $  156   $   558   $   975   $  2,103
--------------------------------------------------------------------------------
Institutional Class shares                $  132   $   482   $   855   $  1,905
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                            $  233   $   786   $ 1,366   $  2,693
--------------------------------------------------------------------------------
Class C shares                            $  233   $   786   $ 1,366   $  2,939
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $ 1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                 GARTMORE LEADERSHIP SERIES | 11

SECTION 1 GARTMORE SMALL CAP LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
SMALL CAP LEADER a company that the Fund's management believes is within a top business sector and is capable of taking advantage of its positioning within that business sector.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund typically invests at least 80% of the value of its net assets in equity securities of issuers considered to be small-cap companies as of the time of investment and that are considered to be or to have the potential to be Small Cap Leaders.

The Fund is managed using a multi-team approach. One team employs a small-cap growth style while the other uses a small-cap value style. Each team typically manages approximately equal portions of the Fund's assets, although at times more of the Fund's assets may be allocated to either growth or value, depending on market conditions.

The Gartmore Small Cap Growth Team invests in securities of undiscovered, emerging growth small-cap companies in an attempt to provide investors with potentially higher returns than funds that invest primarily in larger, more established companies. This team focuses on securities that exhibit some or all of the following characteristics:


o     above-average earnings growth

o     attractive valuation

o     development of new products, technologies or markets

o     high-quality balance sheet

o     a strong management team

The Small Cap Growth Team considers selling a particular security due to:

o any change in company fundamentals from the time of the original investment

o     the company's market capitalization reaching twice the Fund's buying range

o deterioration of the stock's valuation such that other attractive stocks are available more cheaply

o     management's actions that are not in shareholders' best interests

o     weakening financial stability

The Gartmore Small Cap Value Team looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities. This team focuses on securities that exhibit some or all of the following characteristics:

o attractive valuation and near-term strength of business (E.G., based on estimate revisions and earnings surprises)

o     long-term growth prospects of the company and its industry

o     level of duress a company is experiencing

o price-to-earnings ratio and price-to-free cash flow ratio that, in the team's opinion, reflect the best standards of value

o     quality of earnings

The Small Cap Value Team considers selling a security when:

o a company's market capitalization exceeds the benchmark capitalization range

o     long-term growth prospects deteriorate

o     more compelling investment values are identified

o near-term reported or pre-announced earnings are disappointing and recurring

o the stock attains full valuation relative to stocks of similar companies or reaches the team's price target


The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.


12 | GARTMORE LEADERSHIP SERIES

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000(R) Index, or other funds with similar investment objectives and strategies.

SMALL CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors.

GROWTH VERSUS VALUE STYLE RISK - over time growth and value investing styles may go in and out of favor (usually not at the same time) causing the Fund to sometimes underperform other equity funds that use different investing styles. There is a risk that the Fund's management may allocate a greater portion of the Fund's assets to growth when value is more in favor, or vice-versa.

INITIAL PUBLIC OFFERING RISK - IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

                                                 GARTMORE LEADERSHIP SERIES | 13

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)


                                   [BAR CHART]

                                      2005
                                      ----
                                      7.64%


BEST QUARTER: 4.85% - 2ND QTR OF 2005
WORST QUARTER: -2.51% - 1ST QTR OF 2005

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                                SINCE INCEPTION
                                                       1 Year   (Dec. 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                           2.29%             1.70%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions           1.73%             1.14%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sales of Shares                                     1.56%             1.16%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                           1.84%             2.29%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                           6.04%             6.47%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                           7.24%             6.67%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes       7.94%             7.36%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes               7.94%             7.36%
--------------------------------------------------------------------------------
Russell 2000 Index(2)                                   4.55%             4.55%
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Russell 2000 Index is an unmanaged index that measures the performance of the stocks of U.S.companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


14 | GARTMORE LEADERSHIP SERIES

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as
a percentage of
offering price)                       5.75%(2)            None            None            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                     None(3)        5.00%(4)        1.00%(5)            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                2.00%           2.00%           2.00%           2.00%                  2.00%          2.00%


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
 DEDUCTED FROM FUND ASSETS)     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees
(paid to have the
Fund's investments
professionally managed)(7)               0.95%           0.95%           0.95%           0.95%                  0.95%          0.95%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees (paid
from Fund assets to cover the
cost of sales, promotions and
other distribution activities,
as well as certain shareholder
servicing costs)                         0.25%           1.00%           1.00%        0.40%(7)                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)                        1.32%           1.17%           1.17%           1.37%                  1.17%          1.17%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(9)                    2.52%           3.12%           3.12%           2.72%                  2.12%          2.12%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                            0.77%           0.77%           0.77%           0.77%                  0.77%          0.77%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)                  1.75%           2.35%           2.35%           1.95%                  1.35%          1.35%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains, or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) Pursuant to the Fund's Rule 12b-1 Plan, Class R Shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.15%, 0.20%, and 0.00%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Gartmore Mutual Funds (the "Trust") and the Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses at least through February 28, 2007. The limit is 1.35% for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for Other Expenses previously paid by the Adviser, as long as the reimbursements do not cause the Funds to exceed the expense limitation in the agreement. Any reimbursements to the Adviser must be paid no more than three years after the end of the fiscal year in which the Adviser made or waived the payment for which it is being reimbursed.

      If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After
      Waivers/Reimbursements)" could increase to 1.85% for Class A shares, 2.10% for Class R shares and 1.60% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


                                                 GARTMORE LEADERSHIP SERIES | 15

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                          $  743   $ 1,245   $ 1,773   $  3,212
--------------------------------------------------------------------------------
Class B shares                           $  738   $ 1,191   $ 1,768   $  3,172
--------------------------------------------------------------------------------
Class C shares                           $  338   $   891   $ 1,568   $  3,376
--------------------------------------------------------------------------------
Class R shares                           $  198   $   771   $ 1,371   $  2,995
--------------------------------------------------------------------------------
Institutional Service Class shares       $  137   $   590   $ 1,068   $  2,391
--------------------------------------------------------------------------------
Institutional Class shares               $  137   $   590   $ 1,068   $  2,391
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                          $   238   $   891   $ 1,568   $  3,172
--------------------------------------------------------------------------------
Class C shares                          $   238   $   891   $ 1,568   $  3,376
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

16 | GARTMORE LEADERSHIP SERIES

SECTION 1 GARTMORE U.S. GROWTH LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term growth.

--------------------------------------------------------------------------------
U.S. GROWTH LEADER a U.S. company that the Fund's management believes has a strong and improving franchise capable of taking advantage of growth opportunities. Because these companies have high growth potential and reputations for quality management and superior products and services, the Fund's management expects them to become dominant in their industries. A U.S. company is defined as having been organized under the laws of the United States, having a principal place of business in the United States, or if its stock trades primarily in the United States.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. Growth Leaders. The Fund typically focuses its investments in a core group of 20 to 30 common stocks of companies of any size whose earnings are expected to grow faster than those of other companies in the market. The Fund may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, selling existing positions, or responding to exceptional market conditions.


The Fund is nondiversified, which means that it may invest a significant portion of the Fund's assets in the securities of a single or small number of companies. The Fund will invest 25% or more of its net assets in a group of companies in software and related technology industries.

The Fund usually sells portfolio securities if:

o     it appears unlikely that earnings expectations will be met

o     the price of the security is or becomes overvalued

o     the outlook of a company's earnings growth becomes less attractive, and/or

o     more favorable opportunities are identified

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Standard & Poor's 500(R) Index (S&P 500 Index), or other funds with similar investment objectives and strategies.

GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in software and related technology industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

                                                 GARTMORE LEADERSHIP SERIES | 17

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                      2001     2002    2003    2004    2005
                    -------  -------  ------  ------  ------
                    -14.20%  -23.00%  53.90%  12.38%  11.64%

BEST QUARTER: 24.5% 2ND QTR OF 2003


WORST QUARTER: -15.7% 2ND QTR OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                                 SINCE INCEPTION
                                             1 YEAR    5 YEARS   (JUNE 30, 2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                 5.18%      3.77%             0.73%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                              3.17%      3.37%             0.04%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions
and Sales of Shares                           3.46%      3.01%             0.21%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                 5.93%      3.94%             0.96%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2, 3)           9.85%      4.41%             1.24%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)             11.74%      4.55%             1.36%
--------------------------------------------------------------------------------
Institutional Service Class shares-
  Before Taxes                               11.71%      5.20%             2.04%
--------------------------------------------------------------------------------
Institutional Class shares -
  Before Taxes(4)                            12.02%      5.28%             2.11%
--------------------------------------------------------------------------------
S&P 500 Index(5)                              4.91%      0.54%            -1.16%
--------------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.

(3) Returns before the first offering of Class C shares (3/1/01) and Class R shares (10/01/03) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C shares and Class R shares would have produced, because these three classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(5) The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


18 | GARTMORE LEADERSHIP SERIES

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases
(as a percentage of
offering price)                       5.75%(2)            None            None            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                     None(3)        5.00%(4)        1.00%(5)            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                2.00%           2.00%           2.00%           2.00%                  2.00%          2.00%


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
 DEDUCTED FROM FUND ASSETS)     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)               0.90%           0.90%           0.90%           0.90%                  0.90%          0.90%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                         0.25%           1.00%           1.00%        0.40%(8)                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(9)                        0.41%           0.33%           0.33%           0.53%                  0.56%          0.33%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES(10)                   1.56%           2.23%           2.23%           1.83%                  1.46%          1.23%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 30 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) The management fee may be adjusted, on a quarterly basis, upward or downward depending on the Fund's performance relative to its benchmark, the S&P 500 Index. As a result, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustments, the management fee could range from 0.59% at its lowest to 1.12% at its highest.

(8) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(9) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.08%, 0.20%, and 0.23%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(10) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses at least through February 28, 2007. The limit is 1.30% for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement and provided that no reimbursement amount is paid more than five years after a Fund's commencement of operations.

      If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After
      Waivers/Reimbursements)" could increase to 1.80% for Class A shares, 2.05% for Class R shares and 1.55% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


                                                 GARTMORE LEADERSHIP SERIES | 19

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                            $  725   $ 1,039   $ 1,376   $  2,325
--------------------------------------------------------------------------------
Class B shares                             $  726   $   997   $ 1,395   $  2,317
--------------------------------------------------------------------------------
Class C shares                             $  326   $   697   $ 1,195   $  2,565
--------------------------------------------------------------------------------
Class R shares                             $  186   $   576   $   990   $  2,148
--------------------------------------------------------------------------------
Institutional Service Class shares         $  149   $   462   $   797   $  1,746
--------------------------------------------------------------------------------
Institutional Class shares                 $  125   $   390   $   676   $  1,489
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEARS   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $  226   $   697   $ 1,195   $  2,317
--------------------------------------------------------------------------------
Class C shares                             $  226   $   697   $ 1,195   $  2,565
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

20 | GARTMORE LEADERSHIP SERIES

SECTION 1 GARTMORE WORLDWIDE LEADERS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------


WORLDWIDE LEADER a company located anywhere in the world that portfolio management believes is well positioned to take advantage of growth opportunities in its industry. Worldwide Leaders include both:


o companies that appear to offer long-term strategic growth opportunities because of their strong competitive advantage within key growth segments, and

o companies that appear to offer short-term tactical opportunities based on current circumstances.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by companies located throughout the world (including the U.S.) that management believes are, or have the potential to be, Worldwide Leaders. Some of the companies will be multi-national companies operating globally, while others will be located in, and primarily tied economically to one country. Under normal conditions, the Fund invests in securities from at least three different countries.

The Fund's portfolio managers evaluate which industries appear to offer the most attractive growth rates and which companies have earnings potential greater than that expected by the stock markets in which the their securities are traded. It conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, management pinpoints companies whose prospects appear different from the consensus.


The Fund also may use derivatives, such as futures and options, for efficient portfolio management.


The Fund is nondiversified, which means that it may invest a significant portion of the Fund's assets in the securities of a single or small number of companies. Typically, the Fund holds approximately 30-40 common stocks.

Gartmore Global Asset Management Trust, the Fund's investment adviser, has chosen Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) World Index
(SM), or other funds with similar investment objectives and strategies.

NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities.


DERIVATIVES RISK - the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.

If the value of the Fund's investments goes down, you may lose money.

                                                 GARTMORE LEADERSHIP SERIES | 21

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                       2001     2002    2003    2004    2005
                     ------   ------   -----   -----   -----
                     -22.50%  -18.70%  36.50%  15.00%  18.99%


BEST QUARTER: 19.71% 2ND QTR OF 2003
WORST QUARTER: -18.41% 3RD QTR OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005
                                                           SINCE INCEPTION
                                      1 YEAR   5 YEARS     (AUG. 30, 2000)
--------------------------------------------------------------------------
Class A shares - Before Taxes         12.12%     2.06%              -1.22%
--------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions                   12.12%     2.05%              -1.23%
--------------------------------------------------------------------------
Class A shares - After Taxes on
--------------------------------------------------------------------------
Distributions and Sales of Shares      7.88%     1.76%           -1.04%(2)
--------------------------------------------------------------------------
Class B shares - Before Taxes         13.19%     2.20%              -1.01%
--------------------------------------------------------------------------
Class C shares - Before Taxes(3),(4)  17.25%     2.66%              -0.74%
--------------------------------------------------------------------------
Class R shares - Before Taxes(4)      18.84%     2.81%              -0.60%
--------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                          19.05%     3.48%               0.07%
--------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes(5)                    19.26%     3.55%               0.14%
--------------------------------------------------------------------------
MSCI World Index(6)                   10.02%     2.64%               0.24%
--------------------------------------------------------------------------

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The after-tax lifetime performance of Class A shares assumes that losses on the sale of those shares would offset the taxes paid on distributions and other income. That is why the performance for "Class A shares -After Taxes on Distributions and Sales of Share" is better than the performance for the same class before taxes.


(3) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.


(4) Returns before the first offering of Class C shares (3/1/01) and Class R shares (10/1/03) are based on the previous performance of Class B shares. This performance is substantially similar to what Class C and Class R shares would have produced, because these three classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(5) Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

(6) The MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of global developed-market equities. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


22 | GARTMORE LEADERSHIP SERIES

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS R SHARES  INSTITUTIONAL SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)                                                                                     CLASS SHARES   CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a
percentage of offering
price)                         5.75%(2)              None              None              None                   None           None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
upon redemptions (as a
percentage of offering
or sale price,
whichever is less)              None(3)          5.00%(4)          1.00%(5)              None                   None           None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of
amount redeemed or
exchanged)(6)                     2.00%             2.00%             2.00%             2.00%                  2.00%          2.00%
-----------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES   CLASS R SHARES    INSTITUTIONAL SERVICE  INSTITUTIONAL
ASSETS)                                                                                                 CLASS SHARES    CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's
investments
professionally
managed)(7)                       0.93%             0.93%             0.93%            0.93%                    0.93%          0.93%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees
(paid from Fund assets
to cover the cost of
sales, promotions and
other distribution
activities, as well as
certain shareholder
servicing costs)                  0.25%             1.00%             1.00%         0.40%(8)                     None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(9)                 0.77%             0.72%             0.72%            0.92%                    0.97%          0.72%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                1.95%             2.65%             2.65%            2.25%                    1.90%          1.65%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee
Waiver/Expense
Reimbursement(10)                 0.25%             0.25%             0.25%            0.25%                    0.25%          0.25%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES
(AFTER
WAIVERS/REIMBURSEMENTS)           1.70%             2.40%             2.40%            2.00%                    1.65%          1.40%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A and Class D Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends, or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) The management fee may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the MSCI World Index. As a result, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustments, the management fee could range from 0.70% at its lowest to 1.00% at its highest.

(8) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(9) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.05%, 0.20%, and 0.25%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(10) Gartmore Mutual Funds (the "Trust") and Gartmore Global Asset Management Trust (the "Adviser") have entered into a written contract limiting operating expenses at least through February 28, 2007. The limit is 1.40% for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the reimbursements do not cause the Fund to exceed the expense limitation in the agreement and provided that no reimbursement amount is paid more than five years after a Fund's commencement of operations.

      If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After
      Waiver/Reimbursements)" could increase to 1.90% for Class A shares and 2.15% for Class R shares before the Adviser would be required to further limit the Fund's expenses.


                                                 GARTMORE LEADERSHIP SERIES | 23

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                            $  738   $ 1,129   $ 1,545   $  2,700
--------------------------------------------------------------------------------
Class B shares                             $  743   $ 1,100   $ 1,583   $  2,716
--------------------------------------------------------------------------------
Class C shares                             $  343   $   800   $ 1,383   $  2,965
--------------------------------------------------------------------------------
Class R shares                             $  203   $   679   $ 1,182   $  2,566
--------------------------------------------------------------------------------
Institutional Service Class                $  168   $   573   $ 1,003   $  2,202
shares
--------------------------------------------------------------------------------
Institutional Class shares                 $  143   $   496   $   873   $  1,934
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                             $  243   $   800   $ 1,383   $  2,716
--------------------------------------------------------------------------------
Class C shares                             $  243   $   800   $ 1,383   $  2,965
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

24 | GARTMORE LEADERSHIP SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings

o     production

o     management

o     sales, and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.


FOREIGN SECURITIES RISK - Foreign securities in which a Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:


o     political and economic instability

o     the impact of currency exchange rate fluctuations

o     reduced information about issuers

o     higher transaction costs

o     less stringent regulatory and accounting standards

o     delayed settlement

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market), and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

DEPOSITARY RECEIPTS - Certain Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

CONVERTIBLE SECURITIES - are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.


WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


                                                 GARTMORE LEADERSHIP SERIES | 25

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:


o the other party to the derivatives contract may fail to fulfill its obligations

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets

o the Fund may suffer disproportionately heavy losses relative to the amount invested

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.


SECURITIES LENDING - Each of the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.


TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks

o     prime quality commercial paper


o repurchase agreements covering any of the securities in which the Fund may invest directly, and


o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


The Funds currently post the top 10 portfolio holdings for each Fund's calendar quarter on the Trust's internet site at www.gartmorefunds.com. The top 10 holdings are available no earlier than 10 business days after the end of a Fund's calendar quarter and will remain available until a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").


26 | GARTMORE LEADERSHIP SERIES

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER AND SUBADVISER

Gartmore Mutual Fund Capital Trust, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the investment adviser for Gartmore Mid Cap Growth Leaders Fund, Gartmore Nationwide Leaders Fund, Gartmore Small Cap Leaders Fund and Gartmore U.S. Growth Leaders Fund. Gartmore Mutual Fund Capital Trust was organized in 1999 as an investment adviser for mutual funds.

Gartmore Global Asset Management Trust, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the investment adviser for Gartmore Worldwide Leaders Fund. Gartmore Global Asset Management Trust was organized in July 2000 and advises mutual funds and other institutional accounts.

Gartmore Global Partners, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the subadviser for Gartmore Worldwide Leaders Fund and manages the Fund's assets in accordance with the investment objective and strategies. Gartmore Global Partners makes investment decisions and executes them by placing purchase and sell orders for securities.


Both advisers and the subadviser are part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring 11 affiliated investment advisers. Collectively, these affiliates (located in the United States, the United Kingdom and Japan) had approximately $84.7 billion in net assets under management as of December 31, 2005.

A discussion of the basis for the Board of Trustees' approval of the investment advisory agreements for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from November 1, 2004 to April 30, 2005.


MANAGEMENT FEES


Each Fund pays its respective investmant adviser a base management fee based on each Fund's average daily net assets. From its management fee, Gartmore Global Asset Management Trust pays Gartmore Global Partners a subadvisory fee on the Gartmore Worldwide Leaders Fund's average daily net assets.

PERFORMANCE-BASED FEES: GARTMORE NATIONWIDE LEADERS FUND AND GARTMORE WORLDWIDE LEADERS FUND

The management fee for each of the Gartmore Nationwide Leaders Fund and the Gartmore Worldwide Leaders Fund may increase or decrease depending on how each such Fund performs relative to its respective benchmark. The Funds' benchmarks for determining these performance-based fees are:


Gartmore Nationwide Leaders Fund                                   S&P 500 Index
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                                 MSCI World Index


Each of the Gartmore Nationwide Leaders Fund and the Gartmore Worldwide Leaders Fund pays its adviser an investment advisory fee that can vary depending on the Fund's performance relative to its respective benchmark. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming, respectively, each such Fund's benchmark.

The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints as described in the chart shown below under the heading "Management and Subadvisory Fees" (the "Base Fee Breakpoints"). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to each such Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly subperiod and that total fee is paid at the end of that most recently completed quarter.


                                                 GARTMORE LEADERSHIP SERIES | 27

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class A, shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints, as described under "Management and Subadvisory Fees").

      OUT OR UNDERPERFORMANCE            CHANGE IN FEES
      -----------------------            --------------
      +/- 1 percentage point                +/- 0.02%
      +/- 2 percentage points               +/- 0.04%
      +/- 3 percentage points               +/- 0.06%
      +/- 4 percentage points               +/- 0.08%
      +/- 5 percentage points               +/- 0.10%

The first such payment or penalty, if any, was made at the end of September 2005 for each Fund (15 months after implementation of the performance-based fees on July 1, 2004). Thereafter, these performance adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.

Under these performance fee arrangements, each adviser, as applicable, can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

PERFORMANCE-BASED FEES: GARTMORE U.S. GROWTH LEADERS FUND The Gartmore U.S. Growth Leaders Fund pays a performance-based fee to Gartmore Mutual Fund Capital Trust. This performance based fee can vary depending on the Fund's performance relative to its benchmark, the S&P 500 Index. This fee is intended to either reward or penalize the investment adviser for outperforming or underperforming, respectively, the S&P 500 Index.

The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable Base Fee Breakpoints as described in the chart shown on page 29 under the heading "Management and Subadvisory Fees." The base fee rate results in an annual fee, calculated and accrued daily. The fee rate, is applied to such Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 36-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly sub-period, and that total fee is paid at the end of that most recently completed quarter. The SAI contains more detailed information about any possible performance adjustments.

The performance fee calculation applies to all of the Funds' share classes equally, based on the performance of Class A Shares.

Thus, if the Fund outperforms the S&P 500 Index by 12% or more over a 36-month rolling period, the Fund will pay the maximum management fees listed below. Conversely, if the Fund underperforms the S&P 500 Index by 12% or more over a 36-month rolling period, the Fund will pay the minimum management fees listed below. No adjustment will take place if the under- or overperformance is less than 12%. The base fee and the performance adjustment percentage are then added (or subtracted, as applicable) to arrive at the Fund's overall advisory fee for the current period. Under this performance fee arrangement, Gartmore Mutual Fund Capital Trust can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.


28 | GARTMORE LEADERSHIP SERIES

MANAGEMENT AND SUBADVISORY FEES

This table shows the base management and subadvisory fees, expressed as a percentage of each Fund's average daily net assets, as well as the maximum and minimum fees, if applicable. It does not take into account any applicable waivers. The SAI contains more detailed information about any possible performance adjustments.

                                                     MINIMUM FEE                   BASE FEE                  MAXIMUM FEE
NET ASSETS                                    MANAGEMENT    SUBADVISORY   MANAGEMENT    SUBADVISORY   MANAGEMENT    SUBADVISORY
GARTMORE MID CAP GROWTH LEADERS FUND
--------------------------------------------------------------------------------------------------------------------------------
On assets up to $250 million                           -              -         0.80%             -            -              -
--------------------------------------------------------------------------------------------------------------------------------
On assets of $250 million up to $1 billion             -              -         0.77%             -            -              -
--------------------------------------------------------------------------------------------------------------------------------
On assets of $1 billion up to $2 billion               -              -         0.74%             -            -              -
--------------------------------------------------------------------------------------------------------------------------------
On assets of $2 billion up to $5 billion               -              -         0.71%             -            -              -
--------------------------------------------------------------------------------------------------------------------------------
On assets of $5 billion and more                       -              -         0.68%             -            -              -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
GARTMORE NATIONWIDE LEADERS FUND
--------------------------------------------------------------------------------------------------------------------------------
On assets up to $500 million                        0.70%             -         0.80%             -         0.90%             -
--------------------------------------------------------------------------------------------------------------------------------
On assets of $500 million and more but less
than $2 billion                                     0.60%             -         0.70%             -         0.80%             -
--------------------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more                    0.55%             -         0.65%             -         0.75%             -
--------------------------------------------------------------------------------------------------------------------------------
                                                                      -                           -                           -
--------------------------------------------------------------------------------------------------------------------------------
GARTMORE SMALL CAP LEADERS FUND                                       -                           -                           -
--------------------------------------------------------------------------------------------------------------------------------
All assets                                             -              -         0.95%             -            -              -
--------------------------------------------------------------------------------------------------------------------------------
                                                                      -                           -                           -
--------------------------------------------------------------------------------------------------------------------------------
GARTMORE U.S. GROWTH LEADERS FUND                                     -                           -                           -
--------------------------------------------------------------------------------------------------------------------------------
On assets up to $500 million                        0.68%             -         0.90%             -         1.12%             -
--------------------------------------------------------------------------------------------------------------------------------
On assets of $500 million and more but less
than $2 billion                                     0.62%             -         0.80%             -         0.98%             -
--------------------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more                    0.59%             -         0.75%             -         0.91%             -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
GARTMORE WORLDWIDE LEADERS FUND
--------------------------------------------------------------------------------------------------------------------------------
On assets up to $500 million                        0.80%         0.350%        0.90%         0.450%        1.00%         0.550%
--------------------------------------------------------------------------------------------------------------------------------
On assets of $500 million and more but less
than $2 billion                                     0.75%         0.325%        0.85%         0.425%        0.95%         0.525%
--------------------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more                    0.70%         0.300%        0.80%         0.400%        0.90%         0.500%

ACTUAL MANAGEMENT AND SUBADVISORY FEES PAID DURING FISCAL YEAR ENDED OCTOBER 31, 2005
(EXPRESSED AS A PERCENTAGE OF A FUND'S AVERAGE DAILY NET ASSETS AND TAKING
INTO ACCOUNT ANY APPLICABLE WAIVERS)

                                              MANAGEMENT FEES  SUBADVISORY FEES
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund               0.54%              n/a
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                   0.53%              n/a
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                    0.31%              n/a
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                  0.90%              n/a
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                    0.68%             0.45%


                                                 GARTMORE LEADERSHIP SERIES | 29

PORTFOLIO MANAGEMENT


GARTMORE MID CAP GROWTH LEADERS FUND


Joseph C. O'Connor is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. O'Connor is a portfolio manager with the Fund's Adviser. He also is a managing director of Gartmore Separate Accounts LLC, an affiliate of the Adviser, where he is primarily responsible for the management of the mid-cap portfolio. Previously, Mr. O'Connor was senior vice president, managing director and board member of GROUPAMA Asset Management N.A. ("GROUPAMA"), which he joined in 2000. In May 2003, Gartmore acquired GROUPAMA and renamed the firm Gartmore Separate Accounts LLC. Gartmore Separate Accounts LLC assumed the investment advisory and operational responsibilities of GROUPAMA.


THE PORTFOLIO MANAGER'S PAST PERFORMANCE

The following information is intended to show Mr. O'Connor's past experience in managing accounts with substantially similar investment objectives, policies and strategies as the Fund. The investment results show the net historical performance of the mid-cap equity composite of Gartmore Separate Accounts LLC. Performance is shown since April 2000 when Mr. O'Connor became responsible for the accounts in the Composite. The Composite uses a growth style of equity portfolio management with a market-cap range similar to that of the Russell Midcap Growth Index, the Fund's benchmark, which has also been included for comparison. The Russell Midcap Growth Index is an unmanaged index of stocks of medium-sized U.S. companies and includes securities that are similar, but not identical, to those in the Fund and the Composite.


NET ANNUALIZED RETURNS AS OF DECEMBER 31, 2005

                                           GARTMORE MID CAP      RUSSELL MIDCAP
                                           EQUITY COMPOSITE        GROWTH INDEX
--------------------------------------------------------------------------------
1 year ended December 31, 2005                       16.88%              12.10%
--------------------------------------------------------------------------------
Period from April 1, 2000 until                      -0.33%              -4.22%
December 31, 2005*

* Performance since Joseph O'Connor became manager of the Composite. From April 2000 through May 12, 2003, the performance reflects the Composite of GROUPAMA, which preceded Gartmore Separate Accounts LLC as adviser of the Composite.


The performance information about the Composite has been included for comparison purposes. The performance is separate and distinct from the Fund. It does not guarantee similar results for the Fund and should not be viewed as a substitute for the Fund's own performance.

Performance results are shown "net" of investment management fees, which are lower than the total fees for each class of the Fund. Performance does not reflect sales charges that apply to the Fund's Class A, B, C and D shares. If the Fund's higher expenses and applicable sales charges were reflected, the performance of the Composite would be lower. Performance reflects trade execution costs and assumes the reinvestment of dividends and capital gains.

The performance of the Composite may not be comparable to the Fund's performance because of the following differences:

o     brokerage commissions and dealer spreads

o     expenses (including management fees)

o the size of investments in particular securities relative to the portfolio size

o the timing of purchases and sales (including the effect of market conditions at that time)

o     cash flows into the portfolio

o     the availability of cash for new investments

o unlike the Fund, the private accounts included in the Composite are not registered mutual funds under the Investment Company Act of 1940 and, consequently, may not be required to meet the same diversification requirements as mutual funds or follow the same tax restrictions and investment limitations as mutual funds.

o performance calculations for the Composite index were based on methodology of the Association for Investment Management & Research, which is different from that of the U.S. Securities and Exchange Commission and could cause different performance data for identical time periods.

Composite returns include portfolios that meet the following criteria: full discretionary investment authority; under management for at least one full reporting period; and following common investment strategies. The performance results include one non-fee paying proprietary account from August 13, 2003.

GARTMORE NATIONWIDE LEADERS FUND

Gary D. Haubold, CFA, senior portfolio manager, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. He currently also manages the Gartmore GVIT Nationwide Leaders Fund and co-manages the Gartmore Nationwide Fund and the Gartmore GVIT Nationwide Fund. Mr. Haubold joined Gartmore Mutual Fund Capital Trust in December 2003 from Edge Capital Management, an equity hedge fund he founded in 2000. Between 1997 and 2000, he was the senior portfolio manager on several small-, mid- and large-cap value funds at Pilgrim Baxter & Associates. Prior to Pilgrim Baxter, Mr. Haubold was a senior portfolio manager at Miller Anderson and Sherrard, LLP, which is now part of Morgan Stanley Asset Management. Mr. Haubold has over 20 years investment management experience.

30 | GARTMORE LEADERSHIP SERIES

GARTMORE SMALL CAP LEADERS FUND

Carl Wilk, senior portfolio manager of the Gartmore Small Cap Growth Team, and Gary Haubold, senior portfolio manager of the Gartmore Small Cap Value Team, are co-portfolio managers, responsible for day-to-day management of the Fund.

GARTMORE SMALL CAP GROWTH TEAM MEMBERS

Carl P. Wilk, CFP joined Gartmore in April 2002. Previously, Mr. Wilk was senior portfolio manager and partner of Munder Capital Management and portfolio manager of the Munder MicroCap Equity Fund, as well as co-manager of the Munder Small Company Growth Fund. Mr. Wilk also managed the small-company focus style for institutional and wrap accounts for Munder Capital Management. Mr. Wilk has more than 17 years experience managing micro- and small-capitalization securities.


Karl Knas, CPA, joined the Gartmore Small Cap Growth Team in March 2003. Previously, he was an equity research analyst at SoundView Technology Group from August 2001. Between February and August 2001, he was an equity research associate at Salomon Smith Barney. From January 2000 through February 2001, he was in business development at Telution, a software company.


GARTMORE SMALL CAP VALUE TEAM MEMBERS

Gary D. Haubold, CFA, has 20 years of investment experience and joined Gartmore in December 2003 from Edge Capital Management, an equity hedge fund he founded in 2000. See "Gartmore Nationwide Leaders Fund" above for more information regarding Mr. Haubold's investment management experience.

William Gerlach joined the Gartmore Small Cap Value Team in December 2003. From 1991 until he joined Gartmore, he held numerous positions at Morgan Stanley Investment Management -Miller Anderson and Sherrard, LLP. He was team leader for Mid and Small Cap Equity, managing core and value investment styles.

Charles Purcell joined the Gartmore Small Cap Value Team in December 2003. From 1994, he held numerous positions at Morgan Stanley Investment Management - Miller Anderson and Sherrard, LLP, including co-portfolio manager for both Mid Cap Core and Mid Cap Value portfolios.

GARTMORE U.S. GROWTH LEADERS FUND

Christopher Baggini, senior portfolio manager, and Douglas Burtnick, portfolio manager, are responsible for the day-to-day management of the Fund, including the selection of the Fund's investments.

Mr. Baggini joined Gartmore in March 2000. Previously, he served as portfolio manager for Allied Investment Advisors from November 1996 to March 2000.


Mr. Burtnick joined Gartmore in May 2002. He came from Brown Brothers Harriman & Company where he served from 2000 to 2002 as a portfolio manager and a risk manager in the private client group. From 1998 to 2000, he worked at Barra, Inc., a risk management firm, where he led a group focused on portfolio construction and risk management for institutional investors and hedge funds.


GARTMORE WORLDWIDE LEADERS FUND


Gartmore Global Partners takes a team approach to portfolio management, allowing investors to benefit from the skills of all members of the team. Neil Rogan is the leader of the portfolio management team responsible for day-to-day management of the Gartmore Worldwide Leaders Fund. Ben Walker and Brian O'Neill are members of the team and assest Mr. Rogan in managing the team.

Mr. Rogan joined Gartmore Investment Management plc, an affiliate of the Fund's subadviser, in September 1997 as head of Asia Pacific Equities. In December 1999, he was appointed head of International Equities with responsibility for the Asia Pacific, Emerging Markets, Japanese, U.S. and Global Equities management teams. In January 2001, Mr. Rogan accepted responsibility for the Global Equity Team. Previously, Mr. Rogan worked for Jardine Fleming Investment Management in Hong Kong, where he served as a director and senior fund manager (1992-1997); Flemings in London where he was appointed head of the Pacific Region Portfolios Group in 1989 (1985-1992); and Touche Remnant where he specialized in Pacific and Emerging Markets (1982-1985).

Mr. O'Neill joined GGP as a Senior Investment Manager on the Global Portfolio team in 1981 with responsibility for a variety of global funds. Mr. O'Neill began his career with Royal Insurance as an investment analyst specializing in U.K. research. He expanded his field of expertise to include management of global equity later moving to Anthony Gibbs & Sons where he was appointed as fund manager, specializing in global equities. Mr. O'Neill graduated from Glasgow University in 1969 with an Honours degree in Political Economy.

Mr. Walker, CFA, Senior Investment Manager, Global Equities, joined GGP in 1997. Previously he worked in the financial services division of the accounting firm, Arthur Andersen in London, where he qualified as a chartered accountant in August 1997. He has obtained the IMC and is a CFA Charterholder. Mr. Walker graduated from St. Edmund Hall, Oxford University with an Honours degree in Politics, Philosophy and Economics in 1993.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


                                                 GARTMORE LEADERSHIP SERIES | 31

SECTION 4 INVESTING WITH GARTMORE


CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you,

o     how long you expect to own your shares,

o     how much you intend to invest,

o     total costs and expenses associated with a particular share class, and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------


The Gartmore Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B and Class C shares, which are available to all investors.

Class D, Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class D, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

COMPARING CLASS A, CLASS D, CLASS B AND CLASS C SHARES


CLASSES AND CHARGES             POINTS TO CONSIDER

CLASS A AND CLASS D SHARES

Front-end sales charge up to    A front-end sales charge means that a portion of
5.75% for Class A shares and       your initial investment goes toward the sales
4.50% for Class D shares           charge and is not invested.

Contingent deferred sales       Reduction and waivers of sales charges may be
charge (CDSC)(1)                   available.

Annual service and/or 12b-1     Total annual operating expenses are lower than
fee up to 0.25% (Class A           Class B and Class C charges which means
shares only) Administrative        higher dividends and/or NAV per share.
services fee up to 0.25%

                                No conversion feature.

                                No maximum investment amount.
--------------------------------------------------------------------------------
CLASS B SHARES

CDSC up to 5.00%                No front-end sales charge means your full
                                   investment immediately goes toward buying shares.

                                No reduction of CDSC, but waivers may be
                                   available.

                                The CDSC declines 1% in most years to zero after
                                   six years.

Annual service and/or 12b-1     Total annual operating expenses are higher than
fee up to 1.00% No                 Class A charges which means lower dividends
administrative services fee        and/or NAV per share.

                                Automatic conversion to Class A shares after
                                   seven years, which means lower annual
                                   expenses in the future.

                                Maximum investment amount of $100,000. Larger
                                   investments may be rejected.
--------------------------------------------------------------------------------
CLASS C SHARES

CDSC of 1.00%                   No front-end sales charge means your full
                                   investment immediately goes toward buying shares.

                                No reduction of CDSC, but waivers may
                                   be available.

                                The CDSC declines to zero after one year.

Annual service and/or 12b-1     Total annual operating expenses are higher than
fee up to 1.00% No                 Class A charges which means lower dividends
administrative services fee        and/or NAV per share.

                                No conversion feature.

                                Maximum investment amount of $1,000,000(2).
                                   Larger investments may be rejected.

(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.


(2)   This limit was calculated based on a one-year holding period.

32 | GARTMORE LEADERSHIP SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


                              SALES CHARGE AS A PERCENTAGE OF
                              -------------------------------
                                                                        DEALER
                                                   NET AMOUNT    COMMISSION AS
AMOUNT OF                     OFFERING               INVESTED    PERCENTAGE OF
PURCHASE                         PRICE        (APPROXIMATELY)   OFFERING PRICE
Less than $50,000                5.75%                  6.10%            5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                4.75                   4.99             4.00
--------------------------------------------------------------------------------
$100,000 to $249,999              3.50                   3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999              2.50                   2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999              2.00                   2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                None                   None            None*

* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.


CLASS D SHARES

Class D shares are available to the following:

o Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Gartmore Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account in the same capacity

o Persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

FRONT-END SALES CHARGES FOR CLASS D SHARES


                              SALES CHARGE AS A PERCENTAGE OF
                              -------------------------------
                                                                        DEALER
                                                   NET AMOUNT    COMMISSION AS
AMOUNT OF                      OFFERING              INVESTED    PERCENTAGE OF
PURCHASE                          PRICE       (APPROXIMATELY)   OFFERING PRICE
Less than $50,000                  4.50%                 4.71%            4.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                 4.00                  4.17             3.50
--------------------------------------------------------------------------------
$100,000 to $249,999               3.00                  3.09             2.50
--------------------------------------------------------------------------------
$250,000 to $499,999               2.50                  2.56             1.75
--------------------------------------------------------------------------------
$500,000 to $999,999               2.00                  2.04             1.25
--------------------------------------------------------------------------------
$1 million to $24,999,999          0.50                  0.50             0.50
--------------------------------------------------------------------------------
$25 million or more                None                  None             None


REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES


If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A and Class D Sales Charges" and "Waiver of Class A and Class D Sales Charges" below and "Reduction of Class A and Class D Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.gartmorefunds.com/invest/salesinformation.


REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.


o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.


o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you sell Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of selling shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains

                                                 GARTMORE LEADERSHIP SERIES | 33
tax due. However, if you realize a loss on your sale and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A shares with your purchase of Class D, Class B or Class C shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

--------------------------------------------------------------------------------
WAIVER OF CLASS A AND CLASS D SALES CHARGES


Front-end sales charges on Class A and Class D shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges. (Class A shares only)


o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor. (Class A shares only)


o any investor who pays for shares with proceeds from sales of Gartmore Fund Class D shares if the new Fund does not offer Class D shares and Class A shares are purchased instead

o     retirement plans (Class A shares only)

o investment advisory clients of Gartmore Mutual Fund Trust, Gartmore SA Capital Trust and their affiliates


o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.


The SAI lists other investors eligible for sales charge waivers.


--------------------------------------------------------------------------------
PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by Gartmore Mutual Funds (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or


o to shares acquired through reinvestment of dividends or capital gain distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES

AMOUNT OF              $1 MILLION             $4 MILLION           $25 MILLION
PURCHASE            TO $3,999,999         TO $24,999,999               OR MORE
--------------------------------------------------------------------------------
If sold within          18 months              18 months             18 months
--------------------------------------------------------------------------------
Amount of CDSC              1.00%                  0.50%                 0.25%

Any CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:

o the sale of Class A, Class B or Class C shares purchased through reinvested dividends or distributions. However, a CDSC is charged if you sell your Class B or Class C shares and then reinvest the proceeds in Class B or Class C shares within 30 days.

      The CDSC is re-deposited into your new account.


o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program.


o Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or disability.

o mandatory withdrawals from traditional IRA accounts after age 70 (1/2) and for other required distributions from retirement accounts.

o sales of Class C shares from retirement plans offered by the Nationwide Trust Company


For more complete information, see the SAI.


--------------------------------------------------------------------------------

34 | GARTMORE LEADERSHIP SERIES

CLASS B SHARES


Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.


If you sell Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

                                                                        7 YEARS
SALE WITHIN        1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEAR   OR MORE
-------------------------------------------------------------------------------
Sales charge           5%       4%       3%       3%       2%      1%        0%

CONVERSION OF CLASS B SHARES


After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.


CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you sell your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.


--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Fund(s) offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,


o     the total expenses of the share class, and


o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R Shares ARE AVAILABLE to retirement plans including:

o     401(k) plans,

o     457 plans,

o     403(b) plans,

o     profit sharing and money purchase pension plans,

o     defined benefit plans,

o     non-qualified deferred compensation plans, and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.


The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.


Class R shares ARE NOT AVAILABLE to:

o     retail retirement accounts,

o     institutional non-retirement accounts,

o     traditional and Roth IRAs,

o     Coverdell Education Savings Accounts,

o     SEPs and SAR-SEPs,

o     SIMPLE IRAs,

o     one-person Keogh plans,

o     individual 403(b) plans, or

o     529 Plan accounts.

                                                 GARTMORE LEADERSHIP SERIES | 35

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund(s) for these services;


o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;


o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund(s) for providing services; or


o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.


INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Fund(s);


o institutional advisory accounts of Gartmore Mutual Fund Capital Trust or its affiliates, those accounts which have client relationships with an affiliate of Gartmore Mutual Fund Capital Trust, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;


o rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the advisers derive compensation for advisory services exclusively from clients; or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"). These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

The Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund(s) to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder services fees. Class A, Class B, Class C and Class R shares pay distribution and/or service fees to the Distributor. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D, Institutional Class and Institutional Service Class shares pay no 12b-1 fees.


These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:


CLASS                               AS A % OF DAILY NET ASSETS
-----------------------------------------------------------------------
Class A shares                      0.25% (distribution or service fee)
-----------------------------------------------------------------------
Class B shares                      1.00% (0.25% service fee)
-----------------------------------------------------------------------
Class C shares                      1.00% (0.25% service fee)
-----------------------------------------------------------------------
Class R shares                      0.50% (0.25% of which may be either
                                    a distribution or service fee)
-----------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES

Class A, Class D, Class R and Institutional Service Class shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to 12b-1 fees for applicable classes as described above.) These fees are paid by these Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class D, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class D, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


36 | GARTMORE LEADERSHIP SERIES

REVENUE SHARING


The investment adviser and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o     the Fund's Distributor and other affiliates of the investment adviser,

o     broker-dealers,

o     financial institutions, and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING GARTMORE FUNDS


CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions

o     hear fund price information

o     obtain mailing and wiring instructions

INTERNET Go to WWW.GARTMOREFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses

o     obtain information on the Gartmore Funds

o     access your account information

o     request transactions, including purchases, redemptions and exchanges

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus,
Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus
Ohio 43219.

BY FAX 614-428-3278

                                                 GARTMORE LEADERSHIP SERIES | 37

FUND TRANSACTIONS--CLASS A, CLASS D, CLASS B, AND CLASS C SHARES


All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

------------------------------------------------------------------------------------------------------------------------------------
HOW TO BUY SHARES                                               HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE     UNCASHED OR UNDELIVERABLE CHECKS MAY BE REDEPOSITED AFTER SIX MONTHS
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND    IN THE FUNDS.
THE SALE OF SHARES AT ANY TIME.
                                                                *     EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60-DAY
                                                                      WRITTEN NOTICE TO SHAREHOLDERS

                                                                **    A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                      "MEDALLION SIGNATURE GUARANTEE" BELOW
------------------------------------------------------------------------------------------------------------------------------------
THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor      THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has
has relationships with certain brokers and other financial      relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase,           intermediaries who are authorized to accept purchase, exchange and
exchange and redemption orders for the Funds. Your              redemption orders for the Funds. Your transaction is processed at
transaction is processed at the NAV next calculated after       the NAV next calculated after the Funds' agent or an authorized
the Funds' agent or an authorized intermediary receives your    intermediary receives your order in proper form.
order in proper form.
------------------------------------------------------------------------------------------------------------------------------------
BY MAIL. Complete an application and send with a check made     BY MAIL OR FAX. You may request an exchange or redemption by mailing
payable to: Gartmore Funds. Payment must be made in U.S.        or faxing a letter to Gartmore Funds. The letter must include your
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT       account numbers and the names of the Funds you wish to exchange from
CASH, STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS,    and to. The letter must be signed by all account owners. We reserve
CREDIT CARD CHECKS OR MONEY ORDERS.                             the right to request original documents for any faxed requests.
--------------------------------------------------------------------------------
BY TELEPHONE. You will have automatic telephone privileges      BY TELEPHONE. You will have automatic telephone privileges unless
unless you decline this option on your application. The Fund    you decline this option on your application. The Fund follows
follows procedures to confirm that telephone instructions       procedures to confirm that telephone instructions are genuine and
are genuine and will not be liable for any loss, injury,        will not be liable for any loss, injury, damage or expense that
damage or expense that results from executing such              results from executing such instructions. The Fund may revoke
instructions. The Fund may revoke telephone privileges at       telephone privileges at any time, without notice to shareholders.
any time, without notice to shareholders.                       For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                ADDITIONAL INFORMATION FOR SELLING SHARES. The following types of accounts can use the voice-response system to sell shares:
                                                                Individual, Joint, Transfer on Death, Trust and Uniform
                                                                Gift/Transfer to Minors.

                                                                A check made payable to the shareholder of record will be mailed to the address of record.

                                                                The Fund may record telephone instructions to sell shares and may request sale instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------
ON-LINE. Transactions may be made through the Gartmore Funds    ON-LINE. Transactions may be made through the Gartmore Funds
website. However, the Funds may discontinue on-line             website. However, the Funds may discontinue on-line transactions of
transactions of Fund shares at any time.                        Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------
BY BANK WIRE. You may have your bank transmit funds by          BY BANK WIRE. The Funds can wire the proceeds of your sale directly
federal funds wire to the Funds' custodian bank. (The           to your account at a commercial bank. A voided check must be
authorization will be in effect unless you give the Fund        attached to your application. (The authorization will be in effect
written notice of its termination.)                             unless you give the Fund written notice of its termination.)

o     if you choose this method to open a new account, you      o     your proceeds will be wired to your bank on the next business
      must call our toll-free number before you wire your             day after your order has been processed.
      investment and arrange to fax your completed
      application.                                              o     Gartmore deducts a $20 service fee from the sale proceeds for this service.
o     your bank may charge a fee to wire Funds
                                                                o     your financial institution may also charge a fee for
                                                                      receiving the wire.

                                                                o     funds sent outside the U.S. may be subject to higher fees.

                                                                BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH). You can fund your            BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can be
Gartmore Funds account with proceeds from your bank via ACH     sent to your bank via ACH on the second business day after your
on the second business day after your purchase order has        order has been processed. A voided check must be attached to your
been processed. A voided check must be attached to your         application. Money sent through ACH should reach your bank in two
application. Money sent through ACH typically reaches           business days. There is no fee for this service. (The authorization
Gartmore Funds from your bank in two business days. There is    will be in effect unless you give the Fund written notice of its
no fee for this service. (The authorization will be in          termination.)
effect unless you give the Fund written notice of its
termination.)                                                   ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------
RETIREMENT PLAN PARTICIPANTS should contact their retirement    RETIREMENT PLAN PARTICIPANTS should contact their retirement plan
plan administrator regarding transactions. Retirement plans     administrator regarding transactions. Retirement plans or their
or their administrators wishing to conduct transactions         administrators wishing to conduct transactions should call our
should call our toll-free number. Eligible entities or          toll-free number. Eligible entities or individuals wishing to
individuals wishing to conduct transactions in Institutional    conduct transactions in Institutional Service Class or Institutional
Service Class or Institutional Class shares should call our     Class shares should call our toll-free number.
toll-free number.


38 | GARTMORE LEADERSHIP SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund.

The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.


The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its agent in good order, plus any applicable sales charge.

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable, or deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

The Fund(s) may accept payment for shares in the form of securities that are permissible investments for the Funds.


--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

                                                 GARTMORE LEADERSHIP SERIES | 39

MINIMUM INVESTMENTS


CLASS A, CLASS D, CLASS B AND CLASS C SHARES

To open an account                                             $2,000 (per Fund)
To open an IRA account                                         $1,000 (per Fund)
Additional investments                                           $100 (per Fund)
To start an Automatic Asset Accumulation Plan                             $1,000
Additional Investments
(Automatic Asset Accumulation Plan)                                          $50

--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES

To open an account                                            $50,000 (per Fund)
Additional investments                                                No Minimum

--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES

To open an account                                         $1,000,000 (per Fund)
Additional investments                                                No Minimum


Minimum investment requirements do not apply to certain retirement plans or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


ACCOUNTS WITH LOW BALANCES--CLASS A, CLASS D, CLASS B AND CLASS C SHARES

Maintaining small accounts is costly for the Fund(s) and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund(s)' minimum.


o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are sold each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund(s) may waive the quarterly fee.

o The Fund(s) reserve the right to sell your remaining shares and close your account if a sale of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same owner,

o your first purchase in the new fund meets its minimum investment requirement,

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

Generally, there are no sales charges for exchanges of Class D, Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original fund is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund.)

40 | GARTMORE LEADERSHIP SERIES

EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class D, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. However, if a sales charge was never paid on your Prime Shares, applicable sales charges apply to exchanges into other fund(s). In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.


AUTOMATIC WITHDRAWAL PROGRAM

You automatically may redeem Class A, Class B and Class C shares in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you sell your shares is the net asset value (minus any applicable sales charges) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you sell may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the sale.


You may not be able to sell your Fund shares or Gartmore Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted, or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you sell within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.


If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.


The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE


A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:


o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o the proceeds are mailed to any address other than the address of record, or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                                 GARTMORE LEADERSHIP SERIES | 41

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:


o     disrupt portfolio management strategies,

o     increase brokerage and other transaction costs, and

o     negatively affect fund performance.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:


MONITORING OF TRADING ACTIVITY

The Funds, through the investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS


Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:


o restrict purchases or exchanges that they or their agents believe constitute excessive trading.

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.

The Funds have also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:


o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.


FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing Funds with Gartmore: Buying Shares--Share Price.

Despite its best efforts, Gartmore Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Gartmore Funds may not be able to prevent all market timing and its potential negative impact.


42 | GARTMORE LEADERSHIP SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose redemption and exchange fees on certain funds if you sell or exchange your shares within a designated holding period. The exchange fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether an exchange fee applies, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares sold or exchanged under regularly scheduled withdrawal plans.

o     shares purchased through reinvested dividends or capital gains.


o shares sold (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent sale must have occurred during the period the fee applied.


o shares sold in connection with mandatory withdrawals from traditional IRAs after age 70(1)/2 and other required distributions from retirement accounts.


o shares sold or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction.

o shares sold or exchanged by any "Fund of Funds" that is affiliated with a Fund.

With respect to shares sold or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.


Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o omnibus accounts where there is no capability to impose an exchange fee on underlying customers' accounts; and

o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these Funds into another Gartmore Fund if you have held the shares of the Fund with the exchange for less than the minimum holding period listed below:

                                                                         MINIMUM
                                                      EXCHANGE    HOLDING PERIOD
FUND                                            REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                        2.00%                90
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                           2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                  2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                     2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                   2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Technology
   and Communications Fund                               2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                           2.00%                90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                       2.00%                90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                           2.00%                90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                             2.00%                90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                     2.00%                90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                  2.00%                90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                          2.00%                90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
Long-Short Fund                                          2.00%                90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                        2.00%                90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                          2.00%                90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                     2.00%                30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                            2.00%                30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                 2.00%                30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                         2.00%                30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                        2.00%                30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                       2.00%                 7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                 2.00%                 7
--------------------------------------------------------------------------------
Gartmore Convertible Fund                                2.00%                 7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                            2.00%                 7
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund                            2.00%                 7
--------------------------------------------------------------------------------
Gartmore International Index Fund                        2.00%                 7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                       2.00%                 7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                        2.00%                 7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                              2.00%                 7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                            2.00%                 7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                            2.00%                 7


                                                 GARTMORE LEADERSHIP SERIES | 43

SECTION 5 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distributions varies and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS AND CAPITAL GAINS

The Fund(s) intend to distribute income dividends to you quarterly. All income and capital gains distributions (which are paid annually) are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.


If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.


Dividends and capital gain distributions you receive from the Funds may be subject to Federal income tax, state taxes or local taxes:

o any taxable dividends, as well as distributions of short-term capital gains, are federally taxable at applicable ordinary income tax rates.

o distributions of net long-term capital gains are taxable to you as long-term capital gains.

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met.

o for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction.

o distributions declared in December but paid in January are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax.)

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING


You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


44 | GARTMORE LEADERSHIP SERIES

SECTION 6 GARTMORE MID CAP GROWTH LEADERS FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002, 2003, 2004 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                          INVESTMENT ACTIVITIES
                                                 --------------------------------------
                                                              NET REALIZED
                                                                       AND
                                     NET ASSET          NET     UNREALIZED
                                        VALUE,   INVESTMENT          GAINS   TOTAL FROM
                                     BEGINNING       INCOME    (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001             $28.69       (0.16)        (15.19)      (15.35)
Year Ended October 31, 2002             $10.93       (0.14)         (2.29)       (2.43)
Year Ended October 31, 2003             $ 8.50       (0.12)          2.92         2.80
Year Ended October 31, 2004             $11.30       (0.12)          0.34         0.22
Year Ended October 31, 2005             $11.52       (0.09)          2.32         2.23
---------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2001             $28.24       (0.22)        (15.21)      (15.43)
Year Ended October 31, 2002             $10.40       (0.19)         (2.18)       (2.37)
Year Ended October 31, 2003             $ 8.03       (0.18)          2.76         2.58
Year Ended October 31, 2004             $10.61       (0.18)          0.31         0.13
Year Ended October 31, 2005             $10.74       (0.19)          2.19         2.00
---------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2001 (d)       $13.46       (0.07)         (2.98)       (3.05)
Year Ended October 31, 2002             $10.41       (0.19)         (2.18)       (2.37)
Year Ended October 31, 2003             $ 8.04       (0.16)          2.74         2.58
Year Ended October 31, 2004             $10.62       (0.16)          0.29         0.13
Year Ended October 31, 2005 (i)         $10.75       (0.18)          2.18         2.00
---------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2001             $28.75       (0.11)        (15.20)      (15.31)
Year Ended October 31, 2002             $11.03       (0.11)         (2.32)       (2.43)
Year Ended October 31, 2003             $ 8.60       (0.10)          2.97         2.87
Year Ended October 31, 2004             $11.47       (0.08)          0.34         0.26
Year Ended October 31, 2005             $11.73       (0.06)          2.38         2.32
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)       $11.47       (0.11)          0.32         0.21
Year Ended October 31, 2005             $11.68       (0.11)          2.36         2.25
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)       $11.23       (0.01)          0.51         0.50
Year Ended October 31, 2005             $11.73       (0.05)          2.36         2.31
---------------------------------------------------------------------------------------

                                           DISTRIBUTIONS
                                    --------------------------
                                                                 NET ASSET
                                           NET                      VALUE,
                                    INVESTMENT           TOTAL      END OF         TOTAL
                                        INCOME   DISTRIBUTIONS      PERIOD    RETURN (a)
----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001             (2.41)          (2.41)      $10.93   (57.29%)
Year Ended October 31, 2002                 -               -       $ 8.50   (22.23%)
Year Ended October 31, 2003                 -               -       $11.30    32.94%
Year Ended October 31, 2004                 -               -       $11.52     1.95%
Year Ended October 31, 2005                 -               -       $13.75    19.36%
----------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2001             (2.41)          (2.41)      $10.40   (58.60%)
Year Ended October 31, 2002                 -               -       $ 8.03   (22.79%)
Year Ended October 31, 2003                 -               -       $10.61    32.13%
Year Ended October 31, 2004                 -               -       $10.74     1.23%
Year Ended October 31, 2005                 -               -       $12.74    18.62%
----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2001 (d)           -               -       $10.41   (22.66%)(e)
Year Ended October 31, 2002                 -               -       $ 8.04   (22.77%)
Year Ended October 31, 2003                 -               -       $10.62    32.09%
Year Ended October 31, 2004                 -               -       $10.75     1.22%
Year Ended October 31, 2005 (i)             -               -       $12.75    18.60%
----------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2001             (2.41)          (2.41)      $11.03   (57.00%)
Year Ended October 31, 2002                 -               -       $ 8.60   (22.03%)
Year Ended October 31, 2003                 -               -       $11.47    33.37%
Year Ended October 31, 2004                 -               -       $11.73     2.27%
Year Ended October 31, 2005                 -               -       $14.05    19.78%
----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)           -               -       $11.68     1.83%(e)
Year Ended October 31, 2005                 -               -       $13.93    19.26%
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)           -               -       $11.73     4.45%(e)
Year Ended October 31, 2005                 -               -       $14.04    19.69%
----------------------------------------------------------------------------------------

                                                                       RATIO/SUPPLEMENTAL DATA
                                    ---------------------------------------------------------------------------------------------
                                                                                                      RATIO OF NET
                                                                                       RATIO OF         INVESTMENT
                                                                RATIO OF NET           EXPENSES       INCOME(LOSS)
                                                                  INVESTMENT          (PRIOR TO          (PRIOR TO
                                    NET ASSETS      RATIO OF          INCOME         REIMBURSE-         REIMBURSE-
                                        AT END   EXPENSES TO       (LOSS) TO          MENTS) TO          MENTS) TO
                                     OF PERIOD   AVERAGE NET         AVERAGE        AVERAGE NET        AVERAGE NET      PORTFOLIO
                                        (000S)        ASSETS      NET ASSETS         ASSETS (b)         ASSETS (b)   TURNOVER (c)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001            $ 6,601      1.63%         (1.00%)              2.75%            (2.12%)           698.74%
Year Ended October 31, 2002            $ 4,880      1.59%         (1.27%)              2.20%            (1.88%)           432.60%
Year Ended October 31, 2003            $ 6,441      1.55%         (1.27%)              1.99%            (1.71%)           365.45%
Year Ended October 31, 2004            $ 5,769      1.50%         (0.97%)              1.98%            (1.44%)           405.85%
Year Ended October 31, 2005            $ 6,624      1.52%         (0.74%)              1.82%            (1.03%)           149.29%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2001            $ 3,985      2.23%         (1.60%)              3.67%            (3.04%)           698.74%
Year Ended October 31, 2002            $ 3,005      2.25%         (1.94%)              2.90%            (2.59%)           432.60%
Year Ended October 31, 2003            $ 3,663      2.24%         (1.96%)              2.68%            (2.40%)           365.45%
Year Ended October 31, 2004            $ 3,324      2.20%         (1.66%)              2.67%            (2.13%)           405.85%
Year Ended October 31, 2005            $ 3,387      2.22%         (1.43%)              2.52%            (1.72%)           149.29%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2001 (d)      $    52      2.23%(f)      (1.76%)(f)           4.38%(f)         (3.91%)(f)        698.74%
Year Ended October 31, 2002            $    45      2.25%         (1.94%)              2.90%            (2.59%)           432.60%
Year Ended October 31, 2003            $    69      2.24%         (1.96%)              2.69%            (2.41%)           365.45%
Year Ended October 31, 2004            $    77      2.20%         (1.65%)              2.69%            (2.14%)           405.85%
Year Ended October 31, 2005 (i)        $   429      2.23%         (1.45%)              2.46%            (1.69%)           149.29%
---------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
Year Ended October 31, 2001            $15,079      1.30%         (0.69%)              2.51%            (1.90%)           698.74%
Year Ended October 31, 2002            $10,192      1.27%         (0.97%)              1.90%            (1.60%)           432.60%
Year Ended October 31, 2003            $11,747      1.24%         (0.96%)              1.69%            (1.40%)           365.45%
Year Ended October 31, 2004            $10,857      1.20%         (0.66%)              1.67%            (1.13%)           405.85%
Year Ended October 31, 2005            $11,232      1.22%         (0.43%)              1.52%            (0.72%)           149.29%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (g)      $     1      1.72%(f)      (1.16%)(f)           2.09%(f)         (1.53%)(f)        405.85%
Year Ended October 31, 2005            $     1      1.60%         (0.83%)              1.90%            (1.13%)           149.29%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)      $     1      1.08%(f)      (0.69%)(f)           2.50%(f)         (2.11%)(f)        405.85%
Year Ended October 31, 2005            $     1      1.23%         (0.51%)              1.43%            (0.71%)           149.29%
---------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.


(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e)   Not annualized.

(f)   Annualized.

(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(h) For the period from September 28, 2004 (commencement of operations) through October 31, 2004.

(i) Net investment income (loss) is based on average shares outstanding during the period.


                                                 GARTMORE LEADERSHIP SERIES | 45

SECTION 6 GARTMORE NATIONWIDE LEADERS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                          INVESTMENT ACTIVITIES
                                                 --------------------------------------
                                                              NET REALIZED
                                                                       AND
                                     NET ASSET          NET     UNREALIZED
                                        VALUE,   INVESTMENT          GAINS   TOTAL FROM
                                     BEGINNING       INCOME    (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)       $10.00        0.02          (0.55)       (0.53)
Year Ended October 31, 2003             $ 9.46           -           1.98         1.98
Year Ended October 31, 2004             $11.40       (0.04)          1.18         1.14
Year Ended October 31, 2005             $12.54        0.10           2.12         2.22
---------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2002 (d)       $10.00       (0.05)         (0.55)       (0.60)
Year Ended October 31, 2003             $ 9.40       (0.09)          1.97         1.88
Year Ended October 31, 2004             $11.27       (0.12)          1.17         1.05
Year Ended October 31, 2005             $12.32        0.03           2.05         2.08
---------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)       $10.00       (0.05)         (0.55)       (0.60)
Year Ended October 31, 2003             $ 9.40       (0.08)          1.96         1.88
Year Ended October 31, 2004             $11.27       (0.12)          1.16         1.04
Year Ended October 31, 2005             $12.31        0.03           2.07         2.10
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (e)       $10.98       (0.01)          0.31         0.30
Year Ended October 31, 2004             $11.28       (0.08)          1.17         1.09
Year Ended October 31, 2005             $12.37        0.14           2.06         2.20
---------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)       $10.00        0.03          (0.55)       (0.52)
Year Ended October 31, 2003             $ 9.47           -           1.99         1.99
Year Ended October 31, 2004             $11.42       (0.03)          1.18         1.15
Year Ended October 31, 2005             $12.57        0.12           2.12         2.24
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)       $12.22       (0.01)          0.37         0.36
Year Ended October 31, 2005             $12.58        0.17           2.09         2.26
---------------------------------------------------------------------------------------

                                                  DISTRIBUTIONS
                                    -----------------------------------------
                                                                                 NET ASSET
                                           NET                                      VALUE,
                                    INVESTMENT   NET REALIZED           TOTAL       END OF        TOTAL
                                        INCOME          GAINS   DISTRIBUTIONS       PERIOD   RETURN (a)
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)       (0.01)              -          (0.01)       $ 9.46   (5.34%)(f)
Year Ended October 31, 2003             (0.04)              -          (0.04)       $11.40   20.97%
Year Ended October 31, 2004                 -               -              -        $12.54   10.00%
Year Ended October 31, 2005             (0.08)          (0.76)         (0.84)       $13.92   18.12%
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2002 (d)           -               -              -        $ 9.40   (6.00%)(f)
Year Ended October 31, 2003             (0.01)              -          (0.01)       $11.27   20.08%
Year Ended October 31, 2004                 -               -              -        $12.32    9.32%
Year Ended October 31, 2005             (0.02)          (0.76)         (0.78)       $13.62   17.25%
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)           -               -              -        $ 9.40   (6.00%)(f)
Year Ended October 31, 2003             (0.01)              -          (0.01)       $11.27   20.08%
Year Ended October 31, 2004                 -               -              -        $12.31    9.32%
Year Ended October 31, 2005             (0.03)          (0.76)         (0.79)       $13.62   17.30%
-------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (e)           -               -              -         11.28    2.73%(f)
Year Ended October 31, 2004                 -               -              -        $12.37    9.66%
Year Ended October 31, 2005             (0.08)          (0.76)         (0.84)       $13.73   18.19%
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)       (0.01)              -          (0.01)       $ 9.47   (5.23%)(f)
Year Ended October 31, 2003             (0.04)              -          (0.04)       $11.42   21.10%
Year Ended October 31, 2004                 -               -              -        $12.57   10.07%
Year Ended October 31, 2005             (0.09)          (0.76)         (0.85)       $13.96   18.23%
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)           -               -              -        $12.58    2.95%(f)
Year Ended October 31, 2005             (0.12)          (0.76)         (0.88)       $13.96   18.37%
-------------------------------------------------------------------------------------------------------

                                                                      RATIO/SUPPLEMENTAL DATA
                                    -------------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                                    RATIO OF         INVESTMENT
                                                                  RATIO OF NET      EXPENSES       INCOME(LOSS)
                                                                    INVESTMENT     (PRIOR TO          (PRIOR TO
                                     NET ASSETS      RATIO OF           INCOME    REIMBURSE-         REIMBURSE-
                                         AT END   EXPENSES TO        (LOSS) TO     MENTS) TO          MENTS) TO
                                      OF PERIOD   AVERAGE NET          AVERAGE   AVERAGE NET        AVERAGE NET       PORTFOLIO
                                         (000S)        ASSETS       NET ASSETS    ASSETS (b)         ASSETS (b)    TURNOVER (c)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)    $      891      1.45%(g)        0.23%(g)       4.93%(g)         (3.25%)(g)          60.54%
Year Ended October 31, 2003          $    1,351      1.45%          (0.04%)         3.23%            (1.82%)            196.86%
Year Ended October 31, 2004          $    1,445      1.47%          (0.31%)         2.61%            (1.46%)            230.95%
Year Ended October 31, 2005          $    5,309      1.51%           0.94%          1.80%             0.65%             522.67%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2002 (d)    $      317      2.20%(g)       (0.58%)(g)      5.78%(g)         (4.16%)(g)          60.54%
Year Ended October 31, 2003          $      350      2.20%          (0.74%)         4.11%            (2.65%)            196.86%
Year Ended October 31, 2004          $      410      2.20%          (1.05%)         3.34%            (2.20%)            230.95%
Year Ended October 31, 2005          $      769      2.20%           0.32%          2.55%            (0.04%)            522.67%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)    $      243      2.21%(g)       (0.60%)(g)      5.80%(g)         (4.19%)(g)          60.54%
Year Ended October 31, 2003          $      358      2.20%          (0.82%)         3.95%            (2.57%)            196.86%
Year Ended October 31, 2004          $      404      2.20%          (1.05%)         3.34%            (2.20%)            230.95%
Year Ended October 31, 2005          $    2,046      2.20%           0.40%          2.43%             0.18%             522.67%
-------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (e)    $        1      1.80%(g)       (1.11%)(g)      1.90%(g)         (1.21%)(g)         196.86%
Year Ended October 31, 2004          $        1      1.81%          (0.69%)         2.91%            (1.79%)            230.95%
Year Ended October 31, 2005          $        1      1.45%           1.04%          1.79%             0.70%             522.67%
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)    $      778      1.32%(g)        0.39%(g)       4.74%(g)         (3.03%)(g)          60.54%
Year Ended October 31, 2003          $    1,395      1.38%           0.01%          3.06%            (1.67%)            196.86%
Year Ended October 31, 2004          $    2,377      1.41%          (0.27%)         2.56%            (1.42%)            230.95%
Year Ended October 31, 2005          $    6,674      1.43%           0.98%          1.75%             0.66%             522.67%
-------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)    $        1      1.12%(g)       (0.17%)(g)      2.44%(g)         (1.50%)(g)         230.95%
Year Ended October 31, 2005          $        1      1.20%           1.23%          1.77%             0.72%             522.67%
-------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f)   Not annualized.

(g)   Annualized.


(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.


46 | GARTMORE LEADERSHIP SERIES

SECTION 6 GARTMORE SMALL CAP LEADERS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                                          INVESTMENT ACTIVITIES
                                                 --------------------------------------
                                                              NET REALIZED
                                                                       AND
                                     NET ASSET          NET     UNREALIZED                 NET ASSET
                                        VALUE,   INVESTMENT          GAINS   TOTAL FROM       VALUE,
                                     BEGINNING       INCOME    (LOSSES) ON   INVESTMENT       END OF        TOTAL
                                     OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES       PERIOD   RETURN (a)
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2005 (d)         $10.00       (0.01)           0.09         0.08       $10.08     0.80%(e)
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2005 (d)         $10.00       (0.02)           0.05         0.03       $10.03     0.30%(e)
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2005 (d)         $10.00       (0.04)           0.08         0.04       $10.04     0.40%(e)
-----------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Year Ended October 31, 2005 (d)         $10.00       (0.06)           0.11         0.05       $10.05     0.50%(e)
-----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2005 (d)         $10.00           -            0.10         0.10       $10.10     1.00%(e)
-----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2005 (d)         $10.00       (0.01)           0.12         0.11       $10.11     1.10%(e)
-----------------------------------------------------------------------------------------------------------------

                                                                    RATIO/SUPPLEMENTAL DATA
                                     ------------------------------------------------------------------------------------
                                                                                              RATIO OF NET
                                                                                   RATIO OF     INVESTMENT
                                                                 RATIO OF NET      EXPENSES   INCOME(LOSS)
                                                                   INVESTMENT     (PRIOR TO      (PRIOR TO
                                     NET ASSETS      RATIO OF          INCOME    REIMBURSE-     REIMBURSE-
                                         AT END   EXPENSES TO       (LOSS) TO     MENTS) TO      MENTS) TO
                                      OF PERIOD   AVERAGE NET         AVERAGE   AVERAGE NET    AVERAGE NET      PORTFOLIO
                                         (000S)        ASSETS      NET ASSETS    ASSETS (b)     ASSETS (b)   TURNOVER (c)
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2005 (d)      $    5,449      1.80%(f)      (0.20%)(f)      2.36%(f)     (0.76%)(f)        372.55%
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2005 (d)      $      888      2.49%(f)      (0.88%)(f)      3.00%(f)     (1.39%)(f)        372.55%
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year Ended October 31, 2005 (d)      $    5,657      2.49%(f)      (0.90%)(f)      3.04%(f)     (1.45%)(f)        372.55%
-------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Year Ended October 31, 2005 (d)      $        1      2.26%(f)      (0.74%)(f)      3.03%(f)     (1.51%)(f)        372.55%
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2005 (d)      $        1      1.57%(f)      (0.04%)(f)      2.21%(f)     (0.69%)(f)        372.55%
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year Ended October 31, 2005 (d)      $    4,045      1.49%(f)      (0.05%)(f)      2.29%(f)     (0.89%)(f)        372.55%
-------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

(e)   Not annualized.

(f)   Annualized.


                                                 GARTMORE LEADERSHIP SERIES | 47

SECTION 6 GARTMORE U.S. GROWTH LEADERS FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                         INVESTMENT ACTIVITIES
                                                 --------------------------------------
                                                              NET REALIZED
                                                                       AND
                                     NET ASSET          NET     UNREALIZED
                                        VALUE,   INVESTMENT          GAINS   TOTAL FROM
                                     BEGINNING       INCOME    (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001             $11.64       (0.08)         (5.13)       (5.21)
Year Ended October 31, 2002             $ 6.02       (0.07)         (0.46)       (0.53)
Year Ended October 31, 2003             $ 5.49       (0.03)          2.76         2.73
Year Ended October 31, 2004             $ 8.22       (0.07)          0.34         0.27
Year Ended October 31, 2005             $ 8.49       (0.05)          1.52         1.47
---------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2001             $11.62       (0.11)         (5.14)       (5.25)
Year Ended October 31, 2002             $ 5.96       (0.12)         (0.44)       (0.56)
Year Ended October 31, 2003 (e)         $ 5.40       (0.11)          2.74         2.63
Year Ended October 31, 2004             $ 8.03       (0.13)          0.34         0.21
Year Ended October 31, 2005             $ 8.24       (0.12)          1.47         1.35
---------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2001 (d)       $ 6.45       (0.04)         (0.41)       (0.45)
Year Ended October 31, 2002 (e)         $ 6.00       (0.12)         (0.44)       (0.56)
Year Ended October 31, 2003 (e)         $ 5.44       (0.13)          2.77         2.64
Year Ended October 31, 2004             $ 8.08       (0.11)          0.32         0.21
Year Ended October 31, 2005             $ 8.29       (0.15)          1.51         1.36
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)       $ 7.49       (0.01)          0.56         0.55
Year Ended October 31, 2004             $ 8.04       (0.11)          0.34         0.23
Year Ended October 31, 2005             $ 8.27            -          1.44         1.44
---------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001             $11.66       (0.06)         (5.13)       (5.19)
Year Ended October 31, 2002 (e)         $ 6.06       (0.06)         (0.46)       (0.52)
Year Ended October 31, 2003             $ 5.54       (0.03)          2.80         2.77
Year Ended October 31, 2004             $ 8.31       (0.09)          0.37         0.28
Year Ended October 31, 2005             $ 8.59       (0.07)          1.56         1.49
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)       $ 8.62       (0.02)         (0.01)       (0.03)
Year Ended October 31, 2005             $ 8.59       (0.03)          1.55         1.52
---------------------------------------------------------------------------------------

                                           DISTRIBUTIONS
                                     ------------------------
                                                                 NET ASSET
                                          NET                       VALUE,
                                     REALIZED           TOTAL       END OF         TOTAL
                                        GAINS   DISTRIBUTIONS       PERIOD    RETURN (a)
----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001            (0.41)          (0.41)       $ 6.02   (45.81%)
Year Ended October 31, 2002                -               -        $ 5.49    (8.80%)
Year Ended October 31, 2003                -               -        $ 8.22    49.73%
Year Ended October 31, 2004                -               -        $ 8.49     3.28%
Year Ended October 31, 2005                -               -        $ 9.96    17.31%
----------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2001            (0.41)          (0.41)       $ 5.96   (46.25%)
Year Ended October 31, 2002                -               -        $ 5.40    (9.40%)
Year Ended October 31, 2003 (e)            -               -        $ 8.03    48.70%
Year Ended October 31, 2004                -               -        $ 8.24     2.62%
Year Ended October 31, 2005                -               -        $ 9.59    16.38%
----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2001 (d)          -               -        $ 6.00    (6.98%)(g)
Year Ended October 31, 2002 (e)            -               -        $ 5.44    (9.33%)
Year Ended October 31, 2003 (e)            -               -        $ 8.08    48.53%
Year Ended October 31, 2004                -               -        $ 8.29     2.60%
Year Ended October 31, 2005                -               -        $ 9.65    16.41%
----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)          -               -        $ 8.04     7.34%(g)
Year Ended October 31, 2004                -               -        $ 8.27     2.86%
Year Ended October 31, 2005                -               -        $ 9.71    17.41%
----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001            (0.41)          (0.41)       $ 6.06   (45.55%)
Year Ended October 31, 2002 (e)            -               -        $ 5.54    (8.58%)
Year Ended October 31, 2003                -               -        $ 8.31    50.00%
Year Ended October 31, 2004                -               -        $ 8.59     3.37%
Year Ended October 31, 2005                -               -        $10.08    17.35%
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)          -               -        $ 8.59    (0.35%)(g)
Year Ended October 31, 2005                -               -        $10.11    17.69%
----------------------------------------------------------------------------------------

                                                                    RATIO/SUPPLEMENTAL DATA
                                      ------------------------------------------------------------------------------------
                                                                                              RATIO OF NET
                                                                                   RATIO OF     INVESTMENT
                                                                 RATIO OF NET      EXPENSES   INCOME(LOSS)
                                                                   INVESTMENT     (PRIOR TO      (PRIOR TO
                                      NET ASSETS      RATIO OF         INCOME    REIMBURSE-     REIMBURSE-
                                          AT END   EXPENSES TO      (LOSS) TO     MENTS) TO      MENTS) TO
                                       OF PERIOD   AVERAGE NET        AVERAGE   AVERAGE NET    AVERAGE NET       PORTFOLIO
                                          (000S)        ASSETS     NET ASSETS    ASSETS (b)     ASSETS (b)    TURNOVER (c)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001           $    1,195      1.60%        (1.04%)         7.91%        (7.35%)            944.67%
Year Ended October 31, 2002           $    1,356      1.57%        (1.20%)         3.04%        (2.67%)            773.95%
Year Ended October 31, 2003           $    8,714      1.59%        (1.02%)         2.10%        (1.54%)            637.45%
Year Ended October 31, 2004           $   21,273      1.64%        (1.06%)         1.80%        (1.23%)            510.91%
Year Ended October 31, 2005           $   76,752      1.56%        (0.89%)           (j)            (j)            442.04%
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2001           $      772      2.20%        (1.66%)         8.84%        (8.30%)            944.67%
Year Ended October 31, 2002           $      719      2.26%        (1.89%)         3.88%        (3.51%)            773.95%
Year Ended October 31, 2003 (e)       $    2,023      2.30%        (1.72%)         2.96%        (2.38%)            637.45%
Year Ended October 31, 2004           $    2,572      2.30%        (1.71%)         2.45%        (1.86%)            510.91%
Year Ended October 31, 2005           $    4,253      2.24%        (1.53%)           (j)            (j)            442.04%
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2001 (d)     $        9      2.20%(h)     (1.77%)(h)      9.87%(h)     (9.44%)(h)         944.67%
Year Ended October 31, 2002 (e)       $       16      2.27%        (1.89%)         3.69%        (3.31%)            773.95%
Year Ended October 31, 2003 (e)       $    1,606      2.30%        (1.76%)         2.60%        (2.07%)            637.45%
Year Ended October 31, 2004           $    4,000      2.30%        (1.74%)         2.47%        (1.91%)            510.91%
Year Ended October 31, 2005           $   22,774      2.22%        (1.56%)           (j)            (j)            442.04%
--------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (f)     $        1      1.90%(h)     (1.64%)(h)      2.00%(h)     (1.74%)(h)         637.45%
Year Ended October 31, 2004           $        1      1.89%        (1.33%)         2.20%        (1.64%)            510.91%
Year Ended October 31, 2005           $      637      1.54%        (0.93%)           (j)            (j)            442.04%
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001           $      449      1.30%        (0.75%)         7.39%        (6.84%)            944.67%
Year Ended October 31, 2002 (e)       $      853      1.32%        (0.95%)         2.52%        (2.15%)            773.95%
Year Ended October 31, 2003           $    6,563      1.50%        (0.94%)         2.00%        (1.44%)            637.45%
Year Ended October 31, 2004           $    7,008      1.54%        (0.93%)         1.68%        (1.08%)            510.91%
Year Ended October 31, 2005           $    8,806      1.48%        (0.77%)           (j)            (j)            442.04%
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)     $      234      1.30%(h)     (0.83%)(h)      1.54%(h)     (1.07%)(h)         510.91%
Year Ended October 31, 2005           $    1,737      1.23%        (0.55%)              (j)            (j)         442.04%
--------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.


(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) Net investment income (loss) is based on average shares outstanding during the period.

(f) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)   Not annualized.

(h)   Annualized.

(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j)   There were no fee reductions in this period.


48 | GARTMORE LEADERSHIP SERIES

SECTION 6 GARTMORE WORLDWIDE LEADERS FUND FINANCIAL HIGHLIGHTS


                                                          INVESTMENT ACTIVITIES
                                                 --------------------------------------
                                                              NET REALIZED
                                                                       AND
                                     NET ASSET          NET     UNREALIZED
                                        VALUE,   INVESTMENT          GAINS   TOTAL FROM
                                     BEGINNING       INCOME    (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001              $9.12       (0.01)         (2.85)       (2.86)
Year Ended October 31, 2002              $6.26           -          (0.76)       (0.76)
Year Ended October 31, 2003              $5.50       (0.02)          1.53         1.51
Year Ended October 31, 2004              $7.01        0.05           0.46         0.51
Year Ended October 31, 2005              $7.52       (0.02)          1.78         1.76
---------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2001              $9.11       (0.06)         (2.85)       (2.91)
Year Ended October 31, 2002              $6.20       (0.04)         (0.75)       (0.79)
Year Ended October 31, 2003 (d)          $5.41       (0.04)          1.48         1.44
Year Ended October 31, 2004              $6.85           -           0.45         0.45
Year Ended October 31, 2005              $7.30       (0.05)          1.71         1.66
---------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2001 (e)        $7.77       (0.02)         (1.52)       (1.54)
Year Ended October 31, 2002              $6.23       (0.04)         (0.75)       (0.79)
Year Ended October 31, 2003              $5.44       (0.06)          1.51         1.45
Year Ended October 31, 2004              $6.89           -           0.44         0.44
Year Ended October 31, 2005              $7.33       (0.05)          1.71         1.66
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (h)        $6.55       (0.01)          0.32         0.31
Year Ended October 31, 2004              $6.86        0.02           0.45         0.47
Year Ended October 31, 2005              $7.33       (0.03)          1.75         1.72
---------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001              $9.12        0.01          (2.84)       (2.83)
Year Ended October 31, 2002              $6.29        0.01          (0.76)       (0.75)
Year Ended October 31, 2003              $5.54           -           1.54         1.54
Year Ended October 31, 2004              $7.08        0.05           0.47         0.52
Year Ended October 31, 2005              $7.60       (0.01)          1.79         1.78
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)        $7.23        0.02           0.35         0.37
Year Ended October 31, 2005              $7.60        0.01           1.80         1.81
---------------------------------------------------------------------------------------

                                           DISTRIBUTIONS
                                    --------------------------
                                                                 NET ASSET
                                           NET                      VALUE,
                                    INVESTMENT           TOTAL      END OF         TOTAL
                                        INCOME   DISTRIBUTIONS      PERIOD    RETURN (a)
----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001                 -               -        $6.26   (31.36%)
Year Ended October 31, 2002                 -               -        $5.50   (12.14%)
Year Ended October 31, 2003                 -               -        $7.01    27.45%
Year Ended October 31, 2004                 -               -        $7.52     7.28%
Year Ended October 31, 2005             (0.03)          (0.03)       $9.25    23.44%
----------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2001                 -               -        $6.20   (31.94%)
Year Ended October 31, 2002                 -               -        $5.41   (12.74%)
Year Ended October 31, 2003 (d)             -               -        $6.85    26.62%
Year Ended October 31, 2004                 -               -        $7.30     6.57%
Year Ended October 31, 2005             (0.02)          (0.02)       $8.94    22.70%
----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2001 (e)           -               -        $6.23   (19.82%)(f)
Year Ended October 31, 2002                 -               -        $5.44   (12.68%)
Year Ended October 31, 2003                 -               -        $6.89    26.65%
Year Ended October 31, 2004                 -               -        $7.33     6.39%
Year Ended October 31, 2005             (0.02)          (0.02)       $8.97    22.81%
----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (h)           -               -        $6.86     4.73%(f)
Year Ended October 31, 2004                 -               -        $7.33     7.00%
Year Ended October 31, 2005             (0.03)          (0.03)       $9.02    23.33%
----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001                 -               -        $6.29   (31.03%)
Year Ended October 31, 2002                 -               -        $5.54   (11.92%)
Year Ended October 31, 2003                 -               -        $7.08    27.80%
Year Ended October 31, 2004                 -               -        $7.60     7.34%
Year Ended October 31, 2005             (0.03)          (0.03)       $9.35    23.48%
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)           -               -        $7.60     5.12%(f)
Year Ended October 31, 2005             (0.04)          (0.04)       $9.37    23.81%
----------------------------------------------------------------------------------------

                                                                   RATIO/SUPPLEMENTAL DATA
                                     -----------------------------------------------------------------------------------
                                                                                             RATIO OF NET
                                                                                  RATIO OF     INVESTMENT
                                                                RATIO OF NET      EXPENSES   INCOME(LOSS)
                                                                  INVESTMENT     (PRIOR TO      (PRIOR TO
                                     NET ASSETS      RATIO OF         INCOME    REIMBURSE-     REIMBURSE-
                                         AT END   EXPENSES TO      (LOSS) TO     MENTS) TO      MENTS) TO
                                      OF PERIOD   AVERAGE NET        AVERAGE   AVERAGE NET    AVERAGE NET      PORTFOLIO
                                         (000S)        ASSETS     NET ASSETS    ASSETS (b)     ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001             $ 1,096      1.75%        (0.19%)         5.71%        (4.15%)            34.57%
Year Ended October 31, 2002             $ 1,046      1.69%        (0.03%)         2.60%        (0.94%)           467.35%
Year Ended October 31, 2003             $34,889      1.67%        (0.47%)           (j)            (j)           689.06%
Year Ended October 31, 2004             $30,707      1.70%         0.53%          1.85%         0.38%            495.62%
Year Ended October 31, 2005             $32,404      1.69%        (0.26%)         1.94%        (0.50%)           352.57%
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year Ended October 31, 2001             $ 1,051      2.35%        (0.78%)         6.47%        (4.90%)            34.57%
Year Ended October 31, 2002             $   936      2.39%        (0.72%)         3.36%        (1.69%)           467.35%
Year Ended October 31, 2003 (d)         $    96      2.39%        (0.72%)           (j)            (j)           689.06%
Year Ended October 31, 2004             $   122      2.40%        (0.13%)         2.57%        (0.30%)           495.62%
Year Ended October 31, 2005             $   343      2.41%        (0.94%)         2.64%        (1.18%)           352.57%
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2001 (e)       $    20      2.35%(g)     (1.04%)(g)      7.40%(g)     (6.09%)(g)         34.57%
Year Ended October 31, 2002             $    19      2.39%        (0.71%)         3.41%        (1.73%)           467.35%
Year Ended October 31, 2003             $    19      2.38%        (0.84%)           (j)            (j)           689.06%
Year Ended October 31, 2004             $    25      2.40%        (0.08%)         2.57%        (0.25%)           495.62%
Year Ended October 31, 2005             $   676      2.41%        (0.90%)         2.65%        (1.15%)           352.57%
------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2003 (h)       $     1      1.87%(g)     (1.05%)(g)      1.97%(g)     (1.15%)(g)        689.06%
Year Ended October 31, 2004             $     1      1.96%         0.28%          2.12%         0.12%            495.62%
Year Ended October 31, 2005             $     1      1.75%        (0.33%)         1.75%        (0.34%)           352.57%
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001             $ 1,048      1.42%         0.13%          5.44%        (3.89%)            34.57%
Year Ended October 31, 2002             $ 1,133      1.42%         0.25%          2.34%        (0.67%)           467.35%
Year Ended October 31, 2003             $ 1,400      1.46%         0.12%            (j)            (j)           689.06%
Year Ended October 31, 2004             $ 1,373      1.65%         0.61%          1.80%         0.46%            495.62%
Year Ended October 31, 2005             $ 3,883      1.64%        (0.15%)         1.89%        (0.40%)           352.57%
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)       $     1      1.40%(g)      0.72%(g)       1.70%(g)      0.42%(g)         495.62%
Year Ended October 31, 2005             $     1      1.40%         0.04%          1.73%        (0.32%)           352.57%
------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.


(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) Net investment income (loss) is based on average shares outstanding during the period.

(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(f)   Not annualized.

(g)   Annualized.

(h) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j)   There were no fee reductions in this period.


                                                 GARTMORE LEADERSHIP SERIES | 49

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents--which may be obtained free of charge--contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,


o     by electronic request publicinfo@sec.gov.

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.), or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                 (C) 2005 Gartmore Global Investments, Inc. All rights reserved.


                                                                    PR-LDRS 2/06

NorthPointe Small Cap Growth Fund
NorthPointe Small Cap Value Fund

                                                                 [GARTMORE LOGO]

FundPROSPECTUS


February 28, 2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           www.gartmorefunds.com

FUND AND CLASS                                                          TICKER
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Class A                                GNSAX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Class B                                GNSBX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Class C                                GNSCX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Class R                                GNPRX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Institutional Service Class            GNSSX
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund Institutional Class                    GNSIX
--------------------------------------------------------------------------------
NorthPoint Small Cap Value Fund Institutional Class                      NNSVX
--------------------------------------------------------------------------------


TABLE OF CONTENTS


 4   SECTION 1: FUND SUMMARIES AND PERFORMANCE
     NorthPointe Small Cap Growth Fund
     NorthPointe Small Cap Value Fund

11   SECTION 2: FUND DETAILS
     Additional Information about Investments,
       Investment Techniques and Risks

13   SECTION 3: FUND MANAGEMENT
     Investment Adviser
     Subadviser
     Portfolio Management

14   SECTION 4: INVESTING WITH GARTMORE
     Choosing a Share Class
     Sales Charges and Fees
     Contacting Gartmore Funds
     Buying Shares
     Fair Valuation
     Customer Identification Information
     Exchanging Shares
     Automatic Withdrawal Program
     Selling Shares
     Excessive or Short-Term Trading
     Exchange and Redemption Fees

26   SECTION 5: DISTRIBUTIONS AND TAXES
     Distributions and Capital Gains
     Selling and Exchanging Shares
     Other Tax Jurisdictions
     Tax Status for Retirement Plans and Other Tax-Deferred Accounts Backup Withholding

27   SECTION 6: FINANCIAL HIGHLIGHTS


                                                  GARTMORE NORTHPOINTE FUNDS | 1

NORTHPOINTE Funds

INTRODUCTION TO THE NORTHPOINTE FUNDS


THIS PROSPECTUS PROVIDES INFORMATION ABOUT TWO FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"):


NorthPointe Small Cap Growth Fund
NorthPointe Small Cap Value Fund

THESE FUNDS ARE PRIMARILY INTENDED:

o to help investors seek to grow their capital by pursuing equity investments in small cap companies.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES


The NorthPointe Small Cap Growth Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. However, as of the date of this prospectus, only the Institutional Class shares are being offered to investors. The NorthPointe Small Cap Value Fund offers Institutional Class shares only. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges, and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


2 | GARTMORE NORTHPOINTE FUNDS

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMON STOCK - securities representing shares of ownership of a corporation.


EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.


GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


SMALL-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Russell 2000(R) Index, ranging from $26 million to $4.4 billion as of December 31, 2005.

VALUE STYLE - a style of investing in equity securities that the Fund's management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.


                                                  GARTMORE NORTHPOINTE FUNDS | 3

SECTION 1 NORTHPOINTE SMALL CAP GROWTH FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES. The Fund invests primarily in small-cap stocks of U.S. companies, primarily COMMON STOCK, that are undiscovered, emerging growth companies in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. The portfolio managers focus on securities that exhibit some or all of the following characteristics:


o     development of new products, technologies or markets;

o     high quality balance sheet;

o     above average earnings growth;

o     attractive valuation; and

o     strong management team.

Although the Fund looks for companies with the potential for strong earnings growth rates, some of the Fund's investments may be in companies that are experiencing losses. There is no limit on the length of operating history for the companies in which the Fund may invest.

The Fund's management considers selling a security when:

o     a company's fundamentals change from the time of original investment;

o the valuation measures deteriorate to where other attractive stocks are available more cheaply;

o     financial stability weakens;

o     management's actions are not in the shareholders' best interests; and

o     market capitalization reaches twice the portfolio buying range.

The Fund may invest without limit in initial public offerings ("IPOs") of small cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.

The Fund's investment adviser has chosen NorthPointe Capital LLC as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000 Growth Index, or other funds with similar investment objectives and strategies.


SMALL CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

INITIAL PUBLIC OFFERING RISK - availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.


GROWTH STYLE RISK - over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.


PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility, and


o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.

4 | GARTMORE NORTHPOINTE FUNDS

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                                      2005
                                      ----
                                      5.04%

BEST QUARTER: 5.72% - 2ND QTR OF 2005
WORST QUARTER: -6.22% - 1ST QTR OF 2005

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                               SINCE INCEPTION
                                             1 YEAR           (SEPT. 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                -1.03%                     12.73%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
  Distributions                              -3.84%                     10.17%
--------------------------------------------------------------------------------
Class A shares - After Taxes on
  Distributions and Sales of Shares          -0.63%                      9.40%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                -0.42%                     14.34%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                 3.41%                     17.41%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                 4.79%                     17.87%
--------------------------------------------------------------------------------
Institutional Service Class shares -
  Before Taxes                                5.29%                     18.48%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes     5.38%                     18.56%
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index(2)               4.15%                      8.27%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The Russell 2000 Growth Index is an unmanaged index that measures the performance of small-cap stocks of U.S. companies that seem to offer a growth bias. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


                                                  GARTMORE NORTHPOINTE FUNDS | 5

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases
(as a percentage of
offering price)                 5.75%(2)        None            None            None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)              None(3)         5.00%(4)        1.00%(5)        None            None                   None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)       2.00%           2.00%           2.00%           2.00%           2.00%                  2.00%

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
 DEDUCTED FROM FUND ASSETS)     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  CLASS SHARES           CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees
(paid to have the
Fund's investments
professionally managed)         0.95%           0.95%           0.95%           0.95%           0.95%                  0.95%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Service (12b-1) Fees (paid
from Fund assets to cover the
cost of sales, promotions and
other distribution activities,
as well as certain shareholder
servicing costs)                0.25%           1.00%           1.00%           0.40%(7)        None                   None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(8)               0.30%           0.25%           0.25%           0.45%           0.40%                  0.25%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                        1.50%           2.20%           2.20%           1.80%           1.35%                  1.20%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/
Expense Reimbursement(9)        0.10%           0.10%           0.10%           0.10%           0.10%                  0.10%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)         1.40%           2.10%           2.10%           1.70%           1.25%                  1.10%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may also charge you a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 0.50% will be imposed on redemptions of Class A shares purchased without a front-end sales charge and for which a finder's fee was paid. Section 4, Investing with
      Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


(4) A CDSC beginning at 5% and declining to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.


(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of the 0.50% of average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. See Section 4, Investing with Gartmore: Sales Charges and Fees.

(8) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class Shares were 0.05%, 0.20% and 0.15%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(9) Gartmore Mutual Fund Captial Trust (the "Trust"), the Adviser and NorthPointe Capital LLC, the Fund's subadviser have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including but not limited to any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative service fees) from exceeding 1.10% for each class of the Fund at least through February 28, 2007. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for the cost of other expenses paid by the Adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Adviser may request and receive reimbursement of fees waived or limited and other reimbursements made by the Adviser. Any reimbursement to the Adviser must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. If the maximum amount of the Rule12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.60% for Class A, 1.85% for Class R and 1.35% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses.


6 | GARTMORE NORTHPOINTE FUNDS

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A shares*                        $   709    $ 1,013   $ 1,337    $  2,255
--------------------------------------------------------------------------------
Class B shares                         $   713    $   979   $ 1,371    $  2,266
--------------------------------------------------------------------------------
Class C shares                         $   313    $   679   $ 1,171    $  2,526
--------------------------------------------------------------------------------
Class R shares                         $   173    $   557   $   966    $  2,108
--------------------------------------------------------------------------------
Institutional Service Class shares     $   127    $   418   $   730    $  1,615
--------------------------------------------------------------------------------
Institutional Class shares             $   112    $   371   $   650    $  1,446
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                          $  213    $   679   $ 1,171   $  2,266
--------------------------------------------------------------------------------
Class C shares                          $  213    $   679   $ 1,171   $  2,526
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                  GARTMORE NORTHPOINTE FUNDS | 7

SECTION 1 NORTHPOINTE SMALL CAP VALUE FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by SMALL-CAP COMPANIES.

The Fund invests primarily in stocks of U.S. and foreign companies, which it considers to be "value" companies. These companies have good earnings growth potential and the Fund's portfolio managers believe that the market has undervalued them. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the portfolio managers believe have favorable prospects for recovery). In addition to investing in small-cap companies, the Fund may also invest in larger capitalization companies and in real estate investment trusts ("REITs").


The portfolio managers consider selling a security if:

o     there are more attractive securities available,

o     the business environment is changing,

o     the price fits the portfolio managers' price target,

o     or to control the overall risk of the portfolio.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Russell 2000 Index, or other funds with similar investment objectives and strategies.


SMALL CAP RISK - results from investing in stocks of smaller companies. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.


SPECIAL SITUATION COMPANIES RISK - special situation companies are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities.


VALUE STYLE RISK - over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

PORTFOLIO TURNOVER - the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.


If the value of the Fund's investments goes down, you may lose money.

8 | GARTMORE NORTHPOINTE FUNDS

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - INSTITUTIONAL CLASS SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                      2001    2002    2003    2004    2005
                     -----  -------  ------  ------  ------
                     8.69%  -12.02%  42.49%  16.53%   7.85%

BEST QUARTER: 21.59% - 2ND QTR OF 2003
WORST QUARTER: -17.63% - 3RD QTR OF 2002

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005
                                                                          SINCE
                                                                      INCEPTION
                                                                     (JUNE 29,
                                             1 YEAR     5 YEARS           2000)
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes     7.85%      11.36%          13.09%
--------------------------------------------------------------------------------
Institutional Class shares - After Taxes
on Distributions                              2.19%       8.28%          10.21%
--------------------------------------------------------------------------------
Institutional Class shares - After Taxes
on Distributions and Sales of Shares          7.34%       8.63%          10.29%
--------------------------------------------------------------------------------
Russell 2000(R) Index(2)                      4.55%       8.22%           6.27%


(1) These returns reflect performance after expenses are deducted. The Fund does not impose sales charges.


(2) The Russell 2000(R) Index is an unmanaged index that measures the performance of smaller U.S. companies. These returns do not include the effect of any expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding the Institutional Class shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)                      None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees (paid to have the Fund's investments
  professionally managed)                                                 0.85%
--------------------------------------------------------------------------------
Distribution and/or Service(12b-1) Fees (paid from Fund assets to cover the cost of sales, promotions and other distribution activities,
as well as certain shareholder servicing costs)                            None
--------------------------------------------------------------------------------
Other Expenses                                                            0.18%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      1.03%
--------------------------------------------------------------------------------
Amount of Fee Waivers/Expense Reimbursements                              0.03%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
  AFTER WAIVERS/REIMBURSEMENTS(1)                                         1.00%

(1) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written contract limiting operating expenses (excluding certain Fund expenses, including but not limited to any taxes, interest, brokerage fees, extraordinary expenses and short sale dividend expenses) from exceeding 1.00% at least through February 28, 2007. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for the cost of other expenses paid by the Adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Fund's ability to reimburse the Adviser in this manner only applies to fees paid or reimbursement made by the Adviser five years after the time the Fund commenced operations.


                                                  GARTMORE NORTHPOINTE FUNDS | 9

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Institutional Class shares                   $102      $325      $566    $1,257


10 | GARTMORE NORTHPOINTE FUNDS

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings

o     production

o     management

o     sales, and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - Each of the Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:


o     political and economic instability,

o     the impact of currency exchange rate fluctuations,

o     reduced information about issuers,

o     higher transaction costs,

o     less stringent regulatory and accounting standards, and

o     delayed settlement


Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

SMALL-CAP RISK - in general, stocks of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund's investment in a small cap company may lose substantial value. Investing in small cap companies requires a longer term investment view and may not be appropriate for all investors.


WARRANTS - securities that give the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

SECURITIES LENDING - the Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.


PORTFOLIO TURNOVER - the Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:

o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.

                                                 GARTMORE NORTHPOINTE FUNDS | 11

TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:


o     short-term U.S. government securities,

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks,

o     prime quality commercial paper,

o repurchase agreements covering any of the securities in which the Fund may invest directly, and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


The Funds currently post the top 10 portfolio holdings for each Fund's calendar quarter on the Trust's internet site at www.gartmorefunds.com. The top 10 holdings are available no earlier than 10 business days after the end of a Fund's calendar quarter and will remain available until a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").


12 | GARTMORE NORTHPOINTE FUNDS

SECTION 3 FUND MANAGEMENT


INVESTMENT ADVISER AND SUBADVISER

Gartmore Mutual Fund Capital Trust (the "Adviser"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the Funds' investment adviser.


Gartmore Mutual Fund Capital Trust was organized in 1999 as an investment adviser for mutual funds.


NorthPointe Capital, LLC (NorthPointe), 101 West Beaver Road, Suite 745, Troy, Michigan 48084 is the Funds' subadviser. Subject to the supervision of the Adviser and the Trustees, NorthPointe manages each Fund's assets in accordance with each Fund's investment objective and strategies. NorthPointe makes investment decisions for the Funds and, in connection with such investment decisions, places purchase and sell orders for securities. NorthPointe was organized in 1999 and also manages other Gartmore Funds, as well as institutional accounts.

The Adviser and the Subadviser are part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring 11 affiliated investment advisers. Collectively, these affiliates (located in the United States, United Kingdom and Japan) had approximately $84.7 billion in net assets under management as of December 31, 2005.

The Funds pay the Adviser a management fee, based on each Fund's average daily net assets. From its management fee, the Adviser pays NorthPointe a subadvisory fee based on each Fund's average daily net assets. The total aggregate management fee, paid by the Funds, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was as follows:

                                        ACTUAL MANAGEMENT    ACTUAL SUBADVISORY
FUND                                             FEE PAID              FEE PAID
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund                   0.86%                 0.95%
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund                    0.88%                 0.90%

The total annual advisory fees that can be paid to each Fund's respective investment adviser and subadviser (as a percentage of average daily net assets) are as follows:

                                                    MANAGEMENT      SUBADVISORY
                                       ASSETS              FEE              FEE
--------------------------------------------------------------------------------
NorthPointe Small Cap
Growth Fund                        All assets            0.95%            0.95%
--------------------------------------------------------------------------------
NorthPointe Small Cap
Value Fund                         All assets            0.85%            0.85%

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from November 1, 2004 to April 30, 2005.


PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS - NORTHPOINTE SMALL CAP GROWTH FUND

Carl Wilk, senior portfolio manager, and Karl Knas, portfolio manager and senior equity analyst, are co-portfolio managers of the Fund.

Carl P. Wilk, CFP joined NorthPointe in April 2002. Prior to April 2002, Mr. Wilk was a Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MicroCap Equity Fund, as well as co-manager of the Munder Small Company Growth Fund. Mr. Wilk also managed the small company focus style for institutional and wrap accounts for Munder Capital Management. Mr. Wilk has over 17 years experience in managing micro and small capitalization securities.


Karl Knas, CPA, joined NorthPointe in March 2003. From August 2001 to March 2003, Mr. Knas worked for SoundView Technology Group as an equity research analyst. From February 2001 to August 2001, he was at Salomon Smith Barney as an equity research associate. Prior to February 2001, he was in business development at Telution, a software company.

PORTFOLIO MANAGERS - NORTHPOINTE SMALL CAP VALUE FUND


Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the Fund. Mr. Petherick and Ms. Champagne joined NorthPointe in January 2000 and currently co-manage several Gartmore Funds. Between June 1995 and December 1999, they co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


                                                 GARTMORE NORTHPOINTE FUNDS | 13

SECTION 4 INVESTING WITH GARTMORE

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you,

o     how long you expect to own your shares,

o     how much you intend to invest,

o     total costs and expenses associated with a particular share class, and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Gartmore Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B and Class C shares, which are available to all investors.


Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

COMPARING CLASS A, CLASS B AND CLASS C SHARES


CLASSES AND CHARGES                      POINTS TO CONSIDER

CLASS A SHARES

Front-end sales charge up to 5.75%       A front-end sales charge means that a
                                            portion of your initial investment
                                            goes toward the sales charge and is
                                            not invested.

Contingent deferred sales charge         Reduction and waivers of sales charges
(CDSC)(1)                                   may be available.

Annual service and/or 12b-1 fee up       Total annual operating expenses are
to 0.25%                                    lower than Class B and Class C
Administrative services fee                 charges which means higher dividends
of up to 0.25%                              and/or NAV per share.

                                         No conversion feature.

                                         No maximum investment amount.
--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%                         No front-end sales charge means your
                                            full investment immediately goes
                                            toward buying shares.
                                         No reduction of CDSC, but waivers may
                                            be available.
                                         The CDSC declines 1% in most years to
                                            zero after six years.

Annual service and/or 12b-1 fee up       Total annual operating expenses are
to 1.00%                                    higher than Class A charges which
No administrative services fee              means lower dividends and/or per
                                            share.

                                         Automatic conversion to Class A shares
                                            after seven years, which means lower
                                            annual expenses in the future.

                                         Maximum investment amount of $100,000.
                                            Larger investments may be rejected.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%                            No front-end sales charge means your
                                            full  investment immediately goes
                                            toward  buying shares.
                                         No reduction of CDSC, but waivers may
                                            be available.
                                         The CDSC declines to zero after one
                                            year.

Annual service and/or 12b-1 fee up       Total annual operating expenses are
to 1.00%                                    higher than Class A charges which
No administrative services fee              means lower dividends and/or NAV per
                                            share.

                                         No conversion feature.

                                         Maximum investment amount of
                                            $1,000,000(2). Larger investments
                                            may be rejected.

(1) A CDSC of up to 0.50% will be charged on redemptions of Class A shares of NorthPointe Small Cap Growth Fund within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.


(2)   This limit was calculated based on a one-year holding period.

14 | GARTMORE NORTHPOINTE FUNDS

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


                         SALES CHARGE AS A PERCENTAGE OF
                         -------------------------------           DEALER
                                             NET AMOUNT     COMMISSION AS
AMOUNT OF                    OFFERING          INVESTED     PERCENTAGE OF
PURCHASE                        PRICE   (APPROXIMATELY)    OFFERING PRICE
--------------------------------------------------------------------------
Less than $50,000               5.75%             6.10%             5.00%
--------------------------------------------------------------------------
$50,000 to $99,999              4.75              4.99              4.00
--------------------------------------------------------------------------
$100,000 to $249,999            3.50              3.63              3.00
--------------------------------------------------------------------------
$250,000 to $499,999            2.50              2.56              2.00
--------------------------------------------------------------------------
$500,000 to $999,999            2.00              2.04              1.75
--------------------------------------------------------------------------
$1 million or more              None              None              None*


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.gartmorefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.


o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.


o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you sell Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of selling shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your sale and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A shares with your purchase of Class D, Class B or Class C shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


                                                 GARTMORE NORTHPOINTE FUNDS | 15

--------------------------------------------------------------------------------


Waiver of Class A Sales Charges


Front-end sales charges on Class A shares are waived for the following purchasers:

o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor.

o     retirement plans

o investment advisory clients of Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust and their affiliates

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.


The SAI lists other investors eligible for sales charge waivers.


--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by Gartmore Mutual Funds (including the Funds this prospectus) at one time. Or, you can utilize the Rights of Accumulation and Letter of Intent Discount as described above. However, a contingent deferred sales (CDSC) of up to 0.50% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or


o to shares acquired through reinvestment of dividends or capital gain distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES

                                                 $4 MILLION         $25 MILLION
AMOUNT OF PURCHASE                           TO $24,999,999             OR MORE
--------------------------------------------------------------------------------
If sold within                                    18 months           18 months
--------------------------------------------------------------------------------
Amount of CDSC                                        0.50%               0.25%

Any CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.

--------------------------------------------------------------------------------
WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND
CLASS C SHARES

THE CDSC IS WAIVED ON:

o the sale of Class A, Class B or Class C shares purchased through reinvested dividends or distributions. However, a CDSC is charged if you sell your Class B or Class C shares and then reinvest the proceeds in Class B or Class C shares within 30 days. The CDSC is re-deposited into your new account.


o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program.


o Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or disability.

o mandatory withdrawals from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts.

o sales of Class C shares from retirement plans offered by the Nationwide Trust Company.


For more complete information, see the SAI.


16 | GARTMORE NORTHPOINTE FUNDS

CLASS B SHARES

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you sell Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

                                                                        7 YEARS
SALE WITHIN    1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEAR  OR MORE
--------------------------------------------------------------------------------
Sales charge       5%        4%        3%        3%        2%       1%       0%

CONVERSION OF CLASS B SHARES


After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.


CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you sell your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.


--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Fund(s) offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class, and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R Shares ARE AVAILABLE to retirement plans including:

o     401(k) plans,

o     457 plans,

o     403(b) plans,

o     profit sharing and money purchase pension plans,

o     defined benefit plans,

o     non-qualified deferred compensation plans, and


o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.


Class R shares ARE NOT AVAILABLE to:

o     retail retirement accounts,

o     institutional non-retirement accounts,

o     traditional and Roth IRAs,

o     Coverdell Education Savings Accounts,

o     SEPs and SAR-SEPs,

o     SIMPLE IRAs,

o     one-person Keogh plans,

o     individual 403(b) plans, or


o     529 Plan accounts.


                                                 GARTMORE NORTHPOINTE FUNDS | 17

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund(s) for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative service fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund(s) for providing services; or


o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.


INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Fund(s);


o institutional advisory accounts of Gartmore Mutual Fund Capital Trust or its affiliates, those accounts which have client relationships with an affiliate of Gartmore Mutual Fund Capital Trust, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;


o rollover individual retirement accounts from such institutional advisory accounts;


o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;


o registered investment advisers investing on behalf of institutions and high net-worth individuals where advisers derive compensation for advisory services exclusively from clients; or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"). These fees are either kept or paid to your financial adviser or other intermediary.

DISTRIBUTION AND SERVICES FEES

The Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund(s) to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.


These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:


CLASS                         AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                0.50% (0.25% of which may be either
                              a distribution or service fee)

ADMINISTRATIVE SERVICES FEES

In addition to 12b-1 fees, Class A, Class R and Institutional Service Class shares of the NorthPointe Small Cap Growth Fund are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. These fees are paid by the Fund to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund. Under the Administrative Services Plan, the Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of the Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


18 | GARTMORE NORTHPOINTE FUNDS

REVENUE SHARING


The investment adviser and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o     the Fund's Distributor and other affiliates of the investment adviser,

o     broker-dealers,

o     financial institutions, and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING GARTMORE FUNDS


CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions

o     hear fund price information

o     obtain mailing and wiring instructions

INTERNET Go to www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses

o     obtain information on the Gartmore Funds

o     access your account information

o     request transactions, including purchases, redemptions and exchanges

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus Ohio 43219.

BY FAX 614-428-3278

                                                 GARTMORE NORTHPOINTE FUNDS | 19

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES


All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.

HOW TO BUY SHARES                                               HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE     UNCASHED OR UNDELIVERABLE CHECKS MAY BE REDEPOSITED AFTER SIX
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY            MONTHS IN THE FUND.
SUSPEND THE OFFERING OF SHARES AT ANY TIME.
                                                                *     EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON 60-DAY
                                                                      WRITTEN  NOTICE TO SHAREHOLDERS

                                                                **    A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                      "MEDALLION SIGNATURE GUARANTEE" BELOW

THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor      THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has
has relationships with certain brokers and other financial      relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase,           intermediaries who are authorized to accept purchase, exchange and
exchange and redemption orders for the Funds. Your              redemption orders for the Funds. Your transaction is processed at
transaction is processed at the NAV next calculated after       the NAV next calculated after the Funds' agent or an authorized
the Funds' agent or an authorized intermediary receives your    intermediary receives your order in proper form.
order in proper form.
------------------------------------------------------------------------------------------------------------------------------------

BY MAIL. Complete an application and send with a check made     BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Gartmore Funds. Payment must be made in U.S.        mailing or faxing a letter to Gartmore Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT       include your account numbers and the names of the Funds you wish to
CASH, STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS'            exchange from and to. The letter must be signed by all account
CHECKS, CREDIT CARD CHECKS OR MONEY ORDERS.                     owners. We reserve the right to request original documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic telephone privileges      BY TELEPHONE. You will have automatic telephone privileges unless
unless you decline this option on your application. The         you decline this option on your application. The Funds follow
Funds follow procedures to confirm that telephone               procedures to confirm that telephone instructions are genuine and
instructions are genuine and will not be liable for any         will not be liable for any loss, injury, damage or expense that
loss, injury, damage or expense that results from executing     results from executing such instructions. The Funds may revoke
such instructions. The Funds may revoke telephone               telephone privileges at any time, without notice to shareholders.
privileges at any time, without notice to shareholders.         For redemptions, shareholders who own shares in an IRA account should call 800-848-0920.

                                                                ADDITIONAL INFORMATION FOR SELLING SHARES. The following types of accounts can use the voice-response system to sell shares:
                                                                Individual, Joint, Transfer on Death, Trust and Uniform
                                                                Gift/Transfer to Minors.

                                                                A check made payable to the shareholder of record will be mailed to the address of record.

                                                                The Funds may record telephone instructions to sell shares and may request sale instructions in writing, signed by all shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------

ON-LINE. Transactions may be made through the Gartmore          ON-LINE. Transactions may be made through the Gartmore Funds
Funds website. However, the Funds may discontinue on-line       website. However, the Funds may discontinue on-line transactions of
transactions of Fund shares at any time.                        Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by          BY BANK WIRE. The Funds can wire the proceeds of your sale directly
federal funds wire to the Funds' custodian bank. (The           to your account at a commercial bank. A voided check must be
authorization will be in effect unless you give the Fund        attached to your application). (The authorization will be in effect
written notice of its termination.)                             unless you give the Fund written notice of its termination.)

o     if you choose this method to open a new account, you      o     your proceeds will be wired to your bank on the next business
      must call our toll-free number before you wire your             day after your order has been processed.
      investment and arrange to fax your completed
      application.                                              o     Gartmore deducts a $20 service fee from the sale proceeds for this service.
o     your bank may charge a fee to wire funds.
                                                                o     your financial institution may also charge a fee for
                                                                      receiving the wire.

                                                                o     funds sent outside the U.S. may be subject to higher fees.

                                                                BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your            BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can be
Gartmore Funds account with proceeds from your bank via ACH     sent to your bank via ACH on the second business day after your
on the second business day after your purchase order has        order has been processed. A voided check must be attached to your
been processed. A voided check must be attached to your         application. Money sent through ACH should reach your bank in two
application. Money sent through ACH typically reaches           business days. There is no fee for this service. (The authorization
Gartmore Funds from your bank in two business days. There       will be in effect unless you give the Fund written notice of its
is no fee for this service. (The authorization will be in       termination.)
effect unless you give the Fund written notice of its
termination.)                                                   ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their               RETIREMENT PLAN PARTICIPANTS should contact their retirement plan
retirement plan administrator regarding transactions.           administrator regarding transactions. Retirement plans or their
Retirement plans or their administrators wishing to conduct     administrators wishing to conduct transactions should call our
transactions should call our toll-free number. Eligible         toll-free number. Eligible entities or individuals wishing to
entities or individuals wishing to conduct transactions in      conduct transactions in Institutional Service Class or
Institutional Service Class or Institutional Class shares       Institutional Class shares should call our toll-free number.
should call our toll-free number.


20 | GARTMORE NORTHPOINTE FUNDS

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share.
A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.


The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by the Fund or its agent in good order, plus any applicable sales charge.

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable, or deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

IN-KIND PURCHASES

The Fund(s) may accept payment for shares in the form of securities that are permissible investments for the Funds.


--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

                                                 GARTMORE NORTHPOINTE FUNDS | 21

MINIMUM INVESTMENTS


CLASS A, CLASS B AND CLASS C SHARES

To open an account                                             $2,000 (per Fund)
To open an IRA account                                         $1,000 (per Fund)
Additional investments                                           $100 (per Fund)
To start an Automatic Asset Accumulation Plan                             $1,000
Additional Investments
(Automatic Asset Accumulation Plan)                                          $50
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES

To open an account                                            $50,000 (per Fund)
Additional investments                                                No Minimum

--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES

To open an account                                         $1,000,000 (per Fund)
Additional investments                                                No Minimum


--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES--CLASS A, CLASS B AND CLASS C SHARES


Maintaining small accounts is costly for the Fund(s) and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund(s)' minimum.


o if the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are sold each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund(s) may waive the quarterly fee.

o the Fund(s) reserve the right to sell your remaining shares and close your account if a sale of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same owner,

o your first purchase in the new fund meets its minimum investment requirement,

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original fund is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund.)

22 | GARTMORE NORTHPOINTE FUNDS

EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. However, if a sales charge was never paid on your Prime Shares, applicable sales charges apply to exchanges into other fund(s). In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.


AUTOMATIC WITHDRAWAL PROGRAM

You automatically may redeem Class A, Class B and Class C shares in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you sell your shares is the net asset value (minus any applicable sales charges) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you sell may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the sale.


You may not be able to sell your Fund shares or Gartmore Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted, or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).


Generally, the Fund will pay you for the shares that you sell within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:


o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.


If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.


The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE


A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:


o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o the proceeds are mailed to any address other than the address of record, or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                                 GARTMORE NORTHPOINTE FUNDS | 23

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:


o     disrupt portfolio management strategies,

o     increase brokerage and other transaction costs, and

o     negatively affect fund performance.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:


MONITORING OF TRADING ACTIVITY

The Funds, through the investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS


Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:


o restrict purchases or exchanges that they or their agents believe constitute excessive trading.

o reject transactions that violate a Fund's excessive trading policies or its exchange limits.

The Funds have also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:


o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.


FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore: Buying Shares--Share Price.

Despite its best efforts, Gartmore Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Gartmore Funds may not be able to prevent all market timing and its potential negative impact.


24 | GARTMORE NORTHPOINTE FUNDS

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose redemption and exchange fees on certain funds if you sell or exchange your shares within a designated holding period. These fees are paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether an exchange fee applies, shares that were held the longest are redeemed first. This exchange/redemption fee is in addition to any CDSC that may be applicable at the time of sale. If you exchange assets into a Fund with a exchange/redemption fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares sold or exchanged under regularly scheduled withdrawal plans.

o     shares purchased through reinvested dividends or capital gains.

o shares sold (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent sale must have occurred during the period the fee applied.

o shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts.


o shares sold or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction.


o shares sold or exchanged by any "Fund of Funds" that is affiliated with a Fund.


With respect to shares sold or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.


Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o omnibus accounts where there is no capability to impose an exchange fee on underlying customers' accounts; and

o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.


The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these Funds into another Gartmore Fund if you have held the shares of the Fund with the exchange for less than the minimum holding period listed below:

                                                                        MINIMUM
                                                     EXCHANGE/   HOLDING PERIOD
FUND                                            REDEMPTION FEE  (CALENDAR DAYS)
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                  2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                     2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                   2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Technology
  and Communications Fund                                2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                       2.00%               90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                             2.00%               90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                     2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                  2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                          2.00%               90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
  Long-Short Fund                                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                          2.00%               90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                     2.00%               30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                            2.00%               30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                 2.00%               30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                         2.00%               30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                        2.00%               30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                       2.00%                7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                 2.00%                7
--------------------------------------------------------------------------------
Gartmore Convertible Fund                                2.00%                7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore International Index Fund                        2.00%                7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                       2.00%                7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                        2.00%                7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                              2.00%                7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                            2.00%                7
--------------------------------------------------------------------------------


                                                 GARTMORE NORTHPOINTE FUNDS | 25

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distributions varies and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS AND CAPITAL GAINS

The Fund(s) intend to distribute income dividends to you quarterly. All income and capital gains distributions (which are paid annually) are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.


If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.


Dividends and capital gain distributions you receive from the Funds may be subject to Federal income tax, state taxes or local taxes:

o any taxable dividends, as well as distributions of short-term capital gains, are federally taxable at applicable ordinary income tax rates.

o distributions of net long-term capital gains are taxable to you as long-term capital gains.

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met.

o for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction.

o distributions declared in December but paid in January are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax.)

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING


You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


26 | GARTMORE NORTHPOINTE FUNDS

SECTION 6 NORTHPOINTE SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002, 2003, 2004 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                               INVESTMENT ACTIVITIES                           DISTRIBUTIONS
                                                   ------------------------------------------------   ------------------------------
                                                                                NET
                                                                           REALIZED
                                                                                AND
                                        NET ASSET                        UNREALIZED                     NET ASSET
                                           VALUE,            NET              GAINS     TOTAL FROM         VALUE,
                                        BEGINNING     INVESTMENT        (LOSSES) ON     INVESTMENT         END OF             TOTAL
                                        OF PERIOD  INCOME (LOSS)        INVESTMENTS     ACTIVITIES         PERIOD        RETURN (a)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)      $    10.00          (0.01)              0.48           0.47     $    10.47          4.70%(e)
Year Ended October 31, 2005            $    10.47          (0.13)              1.33           1.20          11.67         11.46%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2004 (d)      $    10.00          (0.01)              0.47           0.46     $    10.46          4.60%(e)
Year Ended October 31, 2005            $    10.46          (0.20)              1.32           1.12          11.58         10.71%
------------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2004 (d)      $    10.00          (0.01)              0.47           0.46     $    10.46          4.60%(e)
Year Ended October 31, 2005            $    10.46          (0.20)              1.32           1.12          11.58         10.71%
------------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (d)      $    10.00          (0.01)              0.47           0.46     $    10.46          4.60%(e)
Year Ended October 31, 2005            $    10.46          (0.16)              1.33           1.17          11.63         11.19%
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)      $    10.00          (0.01)              0.48           0.47     $    10.47          4.70%(e)
Year Ended October 31, 2005            $    10.47          (0.10)              1.33           1.23          11.70         11.75%
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)      $    10.00          (0.01)(g)           0.48           0.47     $    10.47          4.70%(e)
Year Ended October 31, 2005            $    10.47          (0.12)              1.36           1.24          11.71         11.84%
------------------------------------------------------------------------------------------------------------------------------------

                                                                      RATIO/SUPPLEMENTAL DATA
                                    ------------------------------------------------------------------------------------------------
                                                                        RATIO                            RATIO OF NET
                                                                       OF NET            RATIO OF          INVESTMENT
                                                                   INVESTMENT            EXPENSES       INCOME (LOSS)
                                     NET ASSETS       RATIO OF         INCOME           (PRIOR TO           (PRIOR TO
                                      AT END OF    EXPENSES TO      (LOSS) TO     REIMBURSEMENTS)     REIMBURSEMENTS)
                                         PERIOD    AVERAGE NET    AVERAGE NET          TO AVERAGE          TO AVERAGE      PORTFOLIO
                                         (000S)         ASSETS         ASSETS      NET ASSETS (b)      NET ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $        1        1.50%(f)     (1.17)%(f)            9.82%(f)         (9.48%)(f)          0.48%
Year Ended October 31, 2005          $        1        1.58%        (1.11%)               1.69%             (1.22%)          144.08%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2004 (d)    $        1        2.07%(f)     (1.78)%(f)            9.13%(f)          (8.84%)(f)         0.48%
Year Ended October 31, 2005          $        1        2.02%        (1.79%)               2.10%             (1.87%)          144.08%
------------------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2004 (d)    $        1        2.07%(f)     (1.78)%(f)            9.13%(f)          (8.84%)(f)         0.48%
Year Ended October 31, 2005          $        1        2.02%        (1.79%)               2.11%             (1.87%)          144.08%
------------------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (d)    $        1        1.73%(f)     (1.17)%(f)            8.65%(f)          (6.92%)(f)         0.48%
Year Ended October 31, 2005          $        1        1.55%        (1.41%)               1.56%             (1.43%)          144.08%
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $        1        1.04%(f)     (0.74)%(f)            8.22%(f)          (7.92%)(f)         0.48%
Year Ended October 31, 2005          $        1        1.19%        (0.87%)               1.40%             (1.08%)          144.08%
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $   49,793        1.07%(f)     (1.02)%(f)            2.18%(f)          (2.14%)(f)         0.48%
Year Ended October 31, 2005          $   41,074        1.10%        (0.81%)               1.19%             (0.89%)          144.08%
------------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charges.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g) Net investment income (loss) is based on average shares outstanding during the period.

                                                 GARTMORE NORTHPOINTE FUNDS | 27

SECTION 6  NORTHPOINTE SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                    INVESTMENT ACTIVITIES                        DISTRIBUTIONS
                                             --------------------------------------  ---------------------------------------
                                                                 NET
                                                            REALIZED
                                                                 AND
                                NET ASSET           NET   UNREALIZED
                                   VALUE,    INVESTMENT        GAINS    TOTAL FROM          NET        NET
                                BEGINNING        INCOME  (LOSSES) ON    INVESTMENT   INVESTMENT   REALIZED           TOTAL
                                OF PERIOD        (LOSS)  INVESTMENTS    ACTIVITIES       INCOME      GAINS   DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year ended October 31, 2001    $    10.50          0.13         0.62          0.75        (0.11)         -           (0.11)
Year Ended October 31, 2002    $    11.14          0.06        (0.69)        (0.63)       (0.06)     (0.63)          (0.69)
Year Ended October 31, 2003    $     9.82          0.03         3.72          3.75        (0.04)         -           (0.04)
Year Ended October 31, 2004    $    13.53          0.03         1.64          1.67        (0.03)     (0.74)          (0.77)
Year Ended October 31, 2005    $    14.43          0.08         1.99          2.07        (0.08)     (3.91)          (3.99)
----------------------------------------------------------------------------------------------------------------------------

                                                                      RATIO/SUPPLEMENTAL DATA
                               ----------------------------------------------------------------------------------------------------
                                                                                                           RATIO OF NET
                                                                                                             INVESTMENT
                                                                                               RATIO OF         INCOME
                                                                               RATIO OF NET     EXPENSES  (LOSS) (PRIOR
                                                                                 INVESTMENT    (PRIOR TO             TO
                                NET ASSET             NET ASSETS     RATIO OF        INCOME   REIMBURSE-     REIMBURSE-
                                   VALUE,                 AT END     EXPENSES     (LOSS) TO    MENTS) TO      MENTS) TO
                                   END OF    TOTAL     OF PERIOD   TO AVERAGE   AVERAGE NET  AVERAGE NET    AVERAGE NET  PORTFOLIO
                                   PERIOD   RETURN        (000S)   NET ASSETS        ASSETS   ASSETS (a)     ASSETS (a)   TURNOVER
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Year ended October 31, 2001    $    11.14    7.13%   $   30,470         1.00%         1.00%        1.38%          0.62%    150.45%
Year Ended October 31, 2002    $     9.82   (6.43%)  $   29,961         1.00%         0.52%        1.06%          0.46%    105.59%
Year Ended October 31, 2003    $    13.53   38.25%   $   39,328         1.00%         0.25%        1.01%          0.23%    102.63%
Year Ended October 31, 2004    $    14.43   12.65%   $   32,156         0.99%         0.19%        1.00%          0.18%    135.45%
Year Ended October 31, 2005    $    12.51   15.39%   $   25,069         1.00%         0.61%        1.03%          0.59%    164.93%
-----------------------------------------------------------------------------------------------------------------------------------

(a) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.


28 | GARTMORE NORTHPOINTE FUNDS

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents--which may be obtained free of charge--contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:

Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:

Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:

800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,


o     by electronic request publicinfo@sec.gov,

o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.), or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                  (C)2005 Gartmore Global Investments, Inc. All rights reserved.


                                                                      PR-NP 2/06

OPTIMAL ALLOCATIONS Series

Gartmore Optimal Allocations Fund: Moderate
Gartmore Optimal Allocations Fund: Moderately Aggressive
Gartmore Optimal Allocations Fund: Aggressive
Gartmore Optimal Allocations Fund: Specialty

                                                                 [GARTMORE LOGO]

                                 FundPROSPECTUS


February 28, 2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           www.gartmorefunds.com

OPTIMAL ALLOCATIONS Series


Featuring an intelligent approach to asset allocation, these risk-based diversified Funds provide allocations to core and specialty asset classes and the opportunity for higher risk-adjusted returns.

FUND AND CLASS                                                          TICKER
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderate Class A                      GMAAX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderate Class B                      GMABX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderate Class C                      GMACX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderate Class R                      GMRRX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderate Institutional Class          GMAIX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderate Institutional
   Service Class                                                         GAMSX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderately Aggressive Class A         GMMAX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderately Aggressive Class B         GMMBX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderately Aggressive Class C         GMMCX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderately Aggressive Class R         GAGRX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderately Aggressive
   Institutional Class                                                   GMMIX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Moderately Aggressive
   Institutional Service Class                                           GAASX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Aggressive Class A                    GVAAX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Aggressive Class B                    GVABX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Aggressive Class C                    GAACX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Aggressive Class R                    GAARX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Aggressive Institutional Class        GAAIX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Aggressive Institutional
   Service Class                                                         GVISX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Specialty Class A                     GASAX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Specialty Class B                     GASBX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Specialty Class C                     GAMCX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Specialty Class R                     GASRX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Specialty Institutional Class         GASIX
--------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Specialty Institutional
   Service Class                                                         GAISX
--------------------------------------------------------------------------------

TABLE OF CONTENTS

3    SECTION 1: FUND SUMMARIES AND PERFORMANCE
     Gartmore Optimal Allocations Fund: Moderate
     Gartmore Optimal Allocations Fund: Moderately Aggressive
     Gartmore Optimal Allocations Fund: Aggressive
     Gartmore Optimal Allocations Fund: Specialty


14   SECTION 2: FUND DETAILS
     Additional Information about Investments,
       Investment Techniques and Risks

15   SECTION 3: FUND MANAGEMENT
     Investment Adviser and Subadviser
     Portfolio Management

16   SECTION 4: INVESTING WITH GARTMORE
     Choosing a Share Class
     Sales Charges and Fees
     Contacting Gartmore Funds
     Buying Shares
     Fair Valuation
     Customer Identification Information
     Exchanging Shares
     Automatic Withdrawal Program
     Selling Shares
     Excessive or Short-Term Trading
     Exchange and Redemption Fees

28   SECTION 5: DISTRIBUTIONS AND TAXES
     Distributions and Capital Gains
     Selling and Exchanging Shares
     Other Tax Jurisdictions
     Tax Status for Retirement Plans and Other Tax-Deferred Accounts Backup Withholding

29   SECTION 6: FINANCIAL HIGHLIGHTS

33   APPENDIX: DESCRIPTION OF UNDERLYING FUNDS


                                         GARTMORE OPTIMAL ALLOCATIONS SERIES | 1

OPTIMAL ALLOCATIONS Series

INTRODUCTION TO THE GARTMORE OPTIMAL ALLOCATIONS FUNDS


THIS PROSPECTUS PROVIDES INFORMATION ABOUT THE GARTMORE OPTIMAL ALLOCATIONS FUNDS (INDIVIDUALLY, "OPTIMAL FUND" OR "FUND" AND COLLECTIVELY, "OPTIMAL FUNDS" OR "FUNDS"), FOUR FUNDS, THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"). THE OPTIMAL FUNDS ARE DESIGNED TO PROVIDE BROADLY DIVERSIFIED INVESTMENT OPTIONS THAT MAY BE APPROPRIATE FOR A RANGE OF INVESTOR GOALS. EACH OPTIMAL FUND IS A "FUND OF FUNDS" THAT INVESTS PRIMARILY IN A COLLECTION OF OTHER MUTUAL FUNDS REPRESENTING A VARIETY OF ASSET CLASSES.


Gartmore Optimal Allocations Fund: Moderate
Gartmore Optimal Allocations Fund: Moderately Aggressive
Gartmore Optimal Allocations Fund: Aggressive
Gartmore Optimal Allocations Fund: Specialty

THE OPTIMAL FUNDS ARE PRIMARILY INTENDED TO PROVIDE A SOLUTION FOR INVESTORS
SEEKING:


o to achieve their financial objectives through a professionally developed asset allocation program.

o to maximize long-term total returns at acceptable levels of risk through broad diversification among several asset classes.


To decide which of these Optimal Funds may be appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money and the amount of risk you are comfortable assuming. These Optimal Funds are not intended for all investors.

A NOTE ABOUT SHARE CLASSES


Each Optimal Fund has six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of an Optimal Fund represents an investment in the same assets of the Optimal Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Optimal Funds are set forth in the Fund Summaries.


2 | GARTMORE OPTIMAL ALLOCATIONS SERIES

SECTION 1 OPTIMAL ALLOCATIONS SERIES FUND SUMMARIES AND PERFORMANCE


INVESTMENT OBJECTIVES

Each Optimal Fund seeks to maximize total investment return for a given level of risk.

PRINCIPAL STRATEGIES


The Optimal Funds aim to provide diversification across major asset classes--U.S. stocks, international stocks, bonds, short-term investments and specialty assets--by primarily investing in a professionally selected mix of underlying mutual funds offered by the Gartmore Mutual Funds as well as one or more unaffiliated mutual funds (each, an "Underlying Fund" or collectively, "Underlying Funds"). Depending on its target risk level, each Optimal Fund invests different amounts in these asset classes and underlying mutual funds.


GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE

The Moderate Fund pursues its objective by seeking both growth of capital and income. The Moderate Fund's allocation is weighted toward U.S. stock and specialty asset investments, but also includes a substantial portion in bonds and short-term investments to add income and reduce volatility. This Optimal Fund may be appropriate for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both growth and income or those willing to accept moderate short-term price fluctuations in exchange for potentially higher returns over time.

GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATELY AGGRESSIVE

The Moderately Aggressive Fund pursues its objective primarily by seeking growth of capital, but also by seeking income. The Moderately Aggressive Fund's allocation is significantly weighted toward U.S. stock and specialty asset investments, but also includes some bonds and short-term investments to reduce volatility. This Optimal Fund may be appropriate for investors who want to maximize returns over the long-term and who have some tolerance for possible short-term losses.

GARTMORE OPTIMAL ALLOCATIONS FUND: AGGRESSIVE


The Aggressive Fund pursues its objective primarily by seeking growth of capital. The Aggressive Fund's allocation is heavily weighted toward U.S. stock and specialty asset investments. This Optimal Fund may be appropriate for investors who are comfortable with substantial risk, who have long investment time horizons and who want to maximize long-term returns potential and are better able to accept possible significant short-term or even long-term losses.


GARTMORE OPTIMAL ALLOCATIONS FUND: SPECIALTY


The Specialty Fund pursues its objective primarily by seeking growth of capital. The Specialty Fund's allocation is heavily weighted towards investments in "Specialty Assets," which typically consist of Underlying Funds that invest in a particular market sector or investment strategy. Specialty Assets may offer the potential for greater returns, but also involve greater risks. In most cases, Specialty Assets represent investments in stocks. This Optimal Fund may be appropriate for investors who are comfortable with substantial risk or those who want to maximize long-term returns and who have a high tolerance for possible significant short-term or even long-term losses.


THE OPTIMAL FUNDS ARE GENERALLY NOT APPROPRIATE FOR CONSERVATIVE INVESTORS OR THOSE WITH SHORT INVESTMENT TIME HORIZONS.

The Optimal Funds invest in underlying mutual funds that are predominantly actively managed, primarily by the Optimal Funds' investment adviser, Gartmore Mutual Fund Capital Trust (the "Adviser"), or its affiliates. These Underlying Funds invest directly in a wide range of securities in various asset classes. You could invest in an Underlying Fund directly; however, the Optimal Funds offer the added benefits of professional asset allocation and an extra measure of diversification.

Each Optimal Fund has an initial target allocation range for its chosen asset classes. The Optimal Funds' portfolio management team establishes an actual allocation for each Optimal Fund and, on a quarterly basis, adjusts each allocation as appropriate based on market movements and other economic factors.

The Optimal Funds' Adviser has hired Ibbotson Associates Advisors LLC ("Ibbotson"), an asset allocation consulting firm, to help determine the target allocations for each Optimal Fund and to help select the Underlying Funds for each asset class and to recommend allocations to the Underlying Funds within each asset class. However, the Adviser ultimately has sole responsibility for determining each Optimal Fund's allocation and its investments in Underlying Funds.

--------------------------------------------------------------------------------

IBBOTSON ASSOCIATES ADVISORS LLC, founded in 1977 by Professor Roger Ibbotson, is a leading authority on asset allocation. Ibbotson provides extensive training, client education materials, asset allocation, investment management services and software to help its clients, which include brokerage firms, mutual fund companies, banks, insurance companies, individual planners, investment consultants, plan sponsors, and investment managers.

--------------------------------------------------------------------------------

                                         GARTMORE OPTIMAL ALLOCATIONS SERIES | 3

Listed below are the asset classes in which the Optimal Funds may invest the Underlying Funds available for allocation within each asset class, and the target allocation ranges for each Optimal Fund. In the short term, actual allocations may vary from the target; however, the investment strategy should approximate the target allocation over longer investment periods. The Optimal Funds do not necessarily invest in every asset class or all of the Underlying Funds. The Optimal Funds may also invest in other non-affiliated mutual funds chosen to complement the Underlying Funds listed here. THE ADVISER MAY CHANGE THE SPECIFIED UNDERLYING FUNDS AND THE ALLOCATIONS TO UNDERLYING FUNDS AT ANY TIME.

ASSET CLASSES AND UNDERLYING FUNDS*                             TARGET ALLOCATION RANGES: GARTMORE OPTIMAL ALLOCATIONS FUNDS
                                                                                    MODERATELY
                                                                       MODERATE     AGGRESSIVE     AGGRESSIVE     SPECIALTY
------------------------------------------------------------------------------------------------------------------------------
U.S. STOCKS                                                            15% - 30%      20% - 40%      20% - 40%            0%
U.S. LARGE CAP                                                         10% - 20%      15% - 25%      15% - 30%
   (CONSISTS OF UNDERLYING FUNDS THAT GENERALLY INVEST IN
   COMPANIES WITH MARKET CAPITALIZATIONS SIMILAR TO COMPANIES
   IN THE STANDARD & POOR'S 500 INDEX.)
   Gartmore Growth Fund
   Gartmore Large Cap Value Fund
   Gartmore Nationwide Fund
   Gartmore Nationwide Leaders Fund
   Gartmore U.S. Growth Leaders Fund
------------------------------------------------------------------------------------------------------------------------------
U.S. SMALL/MID-CAP                                                     5% - 20%        5% - 15%       5% - 15%            0%
   (CONSISTS OF UNDERLYING FUNDS THAT GENERALLY INVEST IN
   COMPANIES WITH MARKET CAPITALIZATIONS SIMILAR TO COMPANIES
   IN THE RUSSELL 2000 INDEX OR THE RUSSELL MIDCAP INDEX.)
   Gartmore Mid Cap Growth Fund
   Gartmore Mid Cap Growth Leaders Fund
   Gartmore Small Cap Fund
   Gartmore Small Cap Leaders Fund
   Gartmore Value Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL STOCKS                                                   5% - 10%        5% - 15%       5% - 10%            0%
   Gartmore International Growth Fund
   Gartmore Worldwide Leaders Fund
------------------------------------------------------------------------------------------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS                                       25% - 35%      15% - 25%        0% - 5%            0%
   GARTMORE BOND FUND
   Gartmore Government Bond Fund
   Gartmore High Yield Bond Fund
   Gartmore Money Market Fund
   Gartmore Enhanced Income Fund
   Gartmore Short Duration Bond Fund
------------------------------------------------------------------------------------------------------------------------------
SPECIALTY ASSETS                                                       30% - 50%      40% - 60%      50% - 70%          100%
   (CONSISTS OF UNDERLYING FUNDS THAT INVEST IN A PARTICULAR
   MARKET SECTOR OR INVESTMENT STRATEGY. IN MOST CASES,
   SPECIALTY ASSETS REPRESENT INVESTMENTS IN STOCKS.)
   Gartmore Convertible Fund
   Gartmore Emerging Markets Fund
   Gartmore Global Financial Services Fund
   Gartmore Global Health Sciences Fund
   Gartmore Global Natural Resources Fund
   Gartmore Global Technology and Communications Fund
   Gartmore Global Utilities Fund
   Gartmore Micro Cap Equity Fund**
   Gartmore U.S. Growth Leaders Long-Short Fund
   Unaffiliated real estate fund
------------------------------------------------------------------------------------------------------------------------------


* For a summary of information about the Underlying Funds, including their investment objectives and principal strategies, see the Appendix.

** The Gartmore Micro Cap Equity Fund ("Micro Cap Fund") closed to new investors effective November 30, 2004. As of the date of this prospectus, the Micro Cap Fund remains open to investors through the Optimal Allocations Funds.

4 | GARTMORE OPTIMAL ALLOCATIONS SERIES

PRINCIPAL RISKS

None of the Optimal Funds can guarantee that it will achieve its investment objective.

As with any fund, the value of each Optimal Fund's investments--and therefore, the value of each Optimal Fund's shares--may fluctuate. These changes may occur because of the following risks:

RISKS APPLICABLE TO THE OPTIMAL FUNDS

ASSET ALLOCATION RISK - Each Optimal Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Optimal Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Optimal Fund's investment allocation to it.

PERFORMANCE RISK - Each Optimal Fund's investment performance is directly tied to the performance of the Underlying Funds in which each Optimal Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, the Optimal Funds' performance could be negatively affected. There can be no assurance that any Optimal Fund or Underlying Fund will achieve its investment objective.

RISKS OF UNDERLYING FUNDS

The following are risks applicable to the Underlying Funds and their corresponding asset classes.

RISKS ASSOCIATED WITH STOCKS


STOCK MARKET RISK - refers to the possibility that an Underlying Fund could lose value if the individual stocks in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings;

o     production;

o     management;

o     sales; and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

MID-CAP AND SMALL-CAP RISK - Investments in small and mid-sized companies may involve greater risk than investments in larger, more established companies because their stocks are usually less stable in price and less liquid. To the extent an Underlying Fund invests in stocks of small and mid-sized companies, the Underlying Fund may be subject to increased risk. Small-cap companies in the technology and biotechnology industries may be especially subject to abrupt or erratic price movements.

CONCENTRATION RISK - the risk that investing in a select group of securities could subject an Underlying Fund to greater risk of loss and could cause its returns to be significantly more volatile than broad-based market indices and other more diversified mutual funds due to the market movement of a particular industry or industries. Some of the Underlying Funds invest 25% or more of their total assets in a group of companies in one or more industry groups.

To the extent that an Underlying Fund concentrates its securities in one or more sectors or industries, the Underlying Fund may be especially susceptible to factors affecting those industries, including:

o     government regulation,

o     economic cycles,

o     rapid change in products or services, or

o     competitive pressures.

REIT AND REAL ESTATE RISK - involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. To the extent an Underlying Fund invests in REITs, the Underlying Fund may be subject to these risks.


                                         GARTMORE OPTIMAL ALLOCATIONS SERIES | 5

RISKS ASSOCIATED WITH INTERNATIONAL STOCKS

FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price, and less liquid than U.S. securities. Foreign investments involve the following risks in addition to those of U.S. investments:


o     political and economic instability,

o     the impact of currency exchange rate fluctuations,

o     reduced information about issuers,

o     higher transaction costs,

o     less stringent regulatory and accounting standards, and


o     delayed settlement.


Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities and the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

The Optimal Funds may be subject to the additional risks of foreign securities to the extent that an Underlying Fund invests in foreign securities. To the extent that an Underlying Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments, more volatile currencies and less established markets.

RISKS ASSOCIATED WITH BONDS AND SHORT-TERM INVESTMENTS


CREDIT RISK - the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. In addition, if an issuer's financial condition changes, the ratings on the issuer's debt securities may be lowered, which could negatively affect the prices of the securities an Underlying Fund owns.

EXTENSION RISK - the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Underlying Fund and making their prices more sensitive to rate changes and more volatile.

INFLATION RISK - the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from an Underlying Fund.

INTEREST RATE RISK - the risk that the value of debt securities held by an Underlying Fund may decrease when market interest rates rise. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security's price will be to interest rate changes.

LOWER-RATED SECURITIES RISK - refers to the possibility that an Underlying Fund's investments in junk bonds and other lower-rated or high-yield securities will subject the Underlying Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield securities tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Underlying Fund's investments in lower rated securities may involve the following specific risks:


o greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due

o wider price fluctuations due to changing interest rates and/or adverse economic and business developments

o     greater risk of loss due to declining credit quality.


PREPAYMENT RISK - the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund's income.

In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.


6 | GARTMORE OPTIMAL ALLOCATIONS SERIES

ADDITIONAL RISKS THAT MAY AFFECT THE OPTIMAL FUNDS


DERIVATIVES RISK - the risk that the use of derivative securities could disproportionately increase losses and/or reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways. Some Underlying Funds may invest in derivatives, primarily futures and options on futures.


Derivatives investing involves several different risks, including the risk that:

o the other party in the derivatives contract may fail to fulfill that party's obligations

o the use of derivatives may reduce liquidity and make the Underlying Fund harder to value, especially in declining markets

o the Underlying Fund may suffer disproportionately heavy losses relative to the amount of assets it has invested in derivative contracts

o changes in the value of the derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.


EVENT RISK - the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the corporation's stocks or bonds due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may significantly reduce the credit quality and market value of a company's bonds.


PORTFOLIO TURNOVER RISK - The managers of some Underlying Funds may engage in active and frequent trading of portfolio securities if the managers believe that this will be beneficial. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Underlying Fund's performance and may:

o     increase share price volatility, and

o     result in additional tax consequences for Optimal Fund shareholders.

If the value of an Optimal Fund's investments goes down, you may lose money.

                                         GARTMORE OPTIMAL ALLOCATIONS SERIES | 7

PERFORMANCE


The bar chart and table below can help you evaluate both potential risks and potential rewards for each Fund. The bar chart shows how each Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares each Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in each Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

OPTIMAL ALLOCATIONS FUND: MODERATE
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)

                                   [BAR CHART]

                                      2005
                                    --------
                                      7.69%

BEST QUARTER: 4.20% - 3RD QTR OF 2005
WORST QUARTER: -1.43% - 1ST QTR OF 2005

OPTIMAL ALLOCATIONS FUND: MODERATELY AGRESSIVE
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)

                                   [BAR CHART]

                                      2005
                                    --------
                                      9.62%

BEST QUARTER: 5.83% - 3RD QTR OF 2005
WORST QUARTER: -2.05% - 1ST QTR OF 2005

OPTIMAL ALLOCATIONS FUND: AGGRESSIVE
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)

                                   [BAR CHART]

                                      2005
                                    --------
                                     10.22%

BEST QUARTER: 7.21% - 3RD QTR OF 2005
WORST QUARTER: -3.42% - 1ST QTR OF 2005

OPTIMAL ALLOCATIONS FUND: SPECIALTY
ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)

                                   [BAR CHART]

                                      2005
                                    --------
                                     10.46%

BEST QUARTER: 7.71% - 3RD QTR OF 2005
WORST QUARTER: -3.87% - 1ST QTR OF 2005

After-tax returns are shown in the tables on the following page for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.


8 | GARTMORE OPTIMAL ALLOCATIONS SERIES

OPTIMAL ALLOCATIONS FUND: MODERATE
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                               SINCE INCEPTION
                                                      1 YEAR   (JUNE 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                           1.46%             7.39%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions          -0.37%             5.68%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and sales of Shares                                  1.01%             5.35%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                           1.82%             7.79%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                           5.91%            10.54%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                           7.31%            10.94%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes       7.81%            11.52%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes               8.00%            11.68%
--------------------------------------------------------------------------------
S&P 500(R) Index(2)                                     4.91%             8.14%
--------------------------------------------------------------------------------
Moderate Composite Index(3)                             7.28%            10.62%

OPTIMAL ALLOCATIONS FUND: MODERATELY AGGRESSIVE
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                               SINCE INCEPTION
                                                      1 YEAR   (JUNE 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                           3.33%             8.95%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions           1.10%             7.05%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and sales of Shares                                  2.28%             6.59%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                           3.82%             9.93%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                           7.79%            12.40%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                           9.33%            12.97%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes       9.81%            13.49%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes               9.92%            13.60%
--------------------------------------------------------------------------------
S&P 500(R) Index(2)                                     4.91%             8.14%
--------------------------------------------------------------------------------
Moderately Aggressive Composite Index(3)                6.28%             9.74%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) Each Fund is compared to the actual returns of the S&P 500 Index, broad-based index. The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. These index returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, actual index returns would be lower.

OPTIMAL ALLOCATIONS FUND: AGGRESSIVE
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                               SINCE INCEPTION
                                                      1 YEAR   (JUNE 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                           3.87%            10.04%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions           1.63%             8.16%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and sales of Shares                                  2.85%             7.60%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                           4.41%            10.91%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                           8.40%            13.45%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                          10.00%            13.96%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes      10.47%            14.48%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes              10.49%            14.59%
--------------------------------------------------------------------------------
S&P 500(R) Index(2)                                     4.91%             8.14%
--------------------------------------------------------------------------------
Aggressive Composite Index(3)                           7.07%            10.84%

OPTIMAL ALLOCATIONS FUND: SPECIALTY
AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                               SINCE INCEPTION
                                                      1 YEAR   (JUNE 29, 2004)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                           4.11%            11.57%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions           2.24%             9.85%
--------------------------------------------------------------------------------
Class A shares - After Taxes on Distributions
   and sales of Shares                                  2.93%             8.96%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                           4.67%            12.75%
--------------------------------------------------------------------------------
Class C shares - Before Taxes                           8.68%            15.19%
--------------------------------------------------------------------------------
Class R shares - Before Taxes                          10.29%            15.78%
--------------------------------------------------------------------------------
Institutional Service Class shares - Before Taxes      10.71%            16.27%
--------------------------------------------------------------------------------
Institutional Class shares - Before Taxes              10.75%            16.40%
--------------------------------------------------------------------------------
S&P 500(R) Index(2)                                     4.91%             8.14%
--------------------------------------------------------------------------------
Specialty Composite Index(3)                            7.64%            11.59%

(3) Each Fund is also compared to a Composite Index, which is a hypothetical combination of broad-based indexes. These Composite returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, actual Composite returns would be lower. The components of the respective Composite Indexes and their weightings are as follows:

o MODERATE COMPOSITE INDEX: 40% Standard and Poor's (S&P) 500(R) Index, 40% Lehman Brothers (LB) U.S. Aggregate Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE(R)) Index.

o MODERATELY AGGRESSIVE COMPOSITE INDEX: 60% S&P 500(R) Index, 20% LB U.S. Aggregate Index and 20% MSCI EAFE(R) Index.

o AGGRESSIVE COMPOSITE INDEX: 70% S&P 500(R) Index, 25% MSCI EAFE(R) Index and 5% LB U.S. Aggregate Index.

o     SPECIALTY COMPOSITE INDEX: 70% S&P 500(R) Index and 30% MSCI EAFE(R)
      Index.


                                         GARTMORE OPTIMAL ALLOCATIONS SERIES | 9

FEES AND EXPENSES

These tables describe the direct fees and expenses you may pay if you buy and hold shares of the Optimal Funds, depending on the share class you select. These tables also reflect the proportion of the Underlying Funds' expenses you may indirectly pay through ownership of shares of the Optimal Funds. See "Indirect Expenses Paid by the Funds" below.


MODERATE FUND
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM                                                                                   INSTITUTIONAL SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)            None            None            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                     None(3)        5.00%(4)        1.00%(5)            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------

DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE                                                                     INSTITUTIONAL SERVICE  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally
managed)                                 0.15%           0.15%           0.15%        0.15%                     0.15%          0.15%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                         0.25%           1.00%           1.00%        0.40%(6)                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                        2.87%           2.82%           2.82%        3.02%                     2.97%          2.82%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                       3.27%           3.97%           3.97%        3.57%                     3.12%          2.97%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                            2.72%           2.72%           2.72%        2.72%                     2.72%          2.72%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(8)               0.55%           1.25%           1.25%        0.85%                     0.40%          0.25%
------------------------------------------------------------------------------------------------------------------------------------
INDIRECT ANNUAL UNDERLYING
FUND EXPENSES(9)                         1.08%           1.08%           1.08%        1.08%                     1.08%          1.08%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND INDIRECT
ANNUAL EXPENSES                          1.63%           2.33%           2.33%        1.93%                     1.48%          1.33%


10 | GARTMORE OPTIMAL ALLOCATIONS SERIES

MODERATELY AGGRESSIVE FUND
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)           None             None            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                     None(3)        5.00%(4)        1.00%(5)            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------

DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE                                                                     INSTITUTIONAL SERVICE  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to
have the Fund's investments
professionally managed)                  0.15%           0.15%           0.15%        0.15%                     0.15%          0.15%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                         0.25%           1.00%           1.00%        0.40%(6)                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                        3.27%           3.22%           3.22%        3.42%                     3.37%          3.22%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                       3.67%           4.37%           4.37%        3.97%                     3.52%          3.37%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                            3.12%           3.12%           3.12%        3.12%                     3.12%          3.12%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(8)               0.55%           1.25%           1.25%        0.85%                     0.40%          0.25%
------------------------------------------------------------------------------------------------------------------------------------
INDIRECT ANNUAL UNDERLYING
FUND EXPENSES(9)                         1.18%           1.18%           1.18%        1.18%                     1.18%          1.18%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND INDIRECT
ANNUAL EXPENSES                          1.73%           2.43%           2.43%        2.03%                     1.58%          1.43%

AGGRESSIVE FUND
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)            None            None            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                     None(3)        5.00%(4)        1.00%(5)            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------

DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE                                                                     INSTITUTIONAL SERVICE  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid
to have the Fund's investments
professionally managed)                  0.15%           0.15%           0.15%        0.15%                     0.15%          0.15%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                         0.25%           1.00%           1.00%        0.40%(6)                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                        4.29%           4.24%           4.24%        4.44%                     4.39%         4.24%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                       4.69%           5.39%           5.39%        4.99%                     4.54%         4.39%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                            4.14%           4.14%           4.14%        4.14%                     4.14%         4.14%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(8)               0.55%           1.25%           1.25%        0.85%                     0.40%         0.25%
------------------------------------------------------------------------------------------------------------------------------------
INDIRECT ANNUAL UNDERLYING
FUND EXPENSES(9)                         1.27%           1.27%           1.27%        1.27%                     1.27%         1.27%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND INDIRECT                1.82%           2.52%           2.52%        2.12%                     1.67%         1.52%
ANNUAL EXPENSES


                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 11

SPECIALTY FUND
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                              INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
 imposed upon purchases (as a
percentage of offering price)         5.75%(2)            None            None            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                     None(3)        5.00%(4)        1.00%(5)            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------


DIRECT ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE                                                                     INSTITUTIONAL SERVICE  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments
professionally managed)                  0.15%           0.15%           0.15%        0.15%                     0.15%          0.15%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                         0.25%           1.00%           1.00%        0.40%(6)                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(7)                        1.31%           1.26%           1.26%        1.46%                     1.41%          1.26%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES                       1.71%           2.41%           2.41%        2.01%                     1.56%          1.41%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement                            1.16%           1.16%           1.16%        1.16%                     1.16%          1.16%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT ANNUAL FUND
OPERATING EXPENSES (AFTER
WAIVERS/REIMBURSEMENTS)(8)               0.55%           1.25%           1.25%        0.85%                     0.40%          0.25%
------------------------------------------------------------------------------------------------------------------------------------
INDIRECT ANNUAL UNDERLYING
FUND EXPENSES(9)                         1.40%           1.40%           1.40%        1.40%                     1.40%          1.40%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DIRECT AND INDIRECT
ANNUAL EXPENSES                          1.95%           2.65%           2.65%        2.25%                     1.80%          1.65%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1.00% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) Pursuant to the Fund's 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with Gartmore:
      Sales Charges and Fees.

(7) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.05%, 0.20% and 0.15%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(8) Gartmore Mutual Funds (the "Trust") and the Adviser have entered into a written contract limiting operating expenses in each share class to 0.25% at least through February 28, 2007. This limit excludes certain expenses of each Optimal Fund, including any taxes, interest, brokerage fees, extraordinary expenses, short-sale dividend expenses, 12b-1 fees, and administrative services fees and may exclude other expenses as well. The Optimal Funds are authorized to reimburse the Adviser for management fees previously waived and/or for Other Expenses previously paid by the Adviser, as long as the reimbursements do not cause the Optimal Funds to exceed the expense limitation in the agreement. Any reimbursements to the Adviser must be paid no more than three years after the end of the fiscal year in which the Adviser made or waived the payment for which it is being reimbursed.


      If the maximum amount of 12b-1 fees and administrative service fees were charged, the "Total Direct Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 0.75% for Class A shares, 1.00% for Class R shares and 0.50% for Institutional Service Class shares before the Adviser would be required to further limit each Optimal Fund's expenses.


(9) Because the Optimal Funds invest primarily in other Gartmore Funds, the Optimal Funds are shareholders of those Underlying Funds. The Underlying Funds do not charge the Optimal Funds any sales charge for buying or selling shares. However, the Optimal Funds indirectly pay a portion of the Underlying Funds' operating expenses, including management fees. These expenses are deducted from the Underlying Funds before their share prices are calculated and are in addition to the fees and expenses described in the fee tables above. Although actual indirect expenses vary depending on how the Optimal Funds' assets are spread among the Underlying Funds, this figure represents the hypothetical average expense ratio for each Optimal Fund, based on the Optimal Fund's target allocation and the Underlying Funds' expense ratios for their most-recent fiscal year (after fee waivers and reimbursements).


12 | GARTMORE OPTIMAL ALLOCATIONS SERIES

EXAMPLE


This Example is intended to help you compare the cost of investing in an Optimal Fund with cost of investing in other mutual funds. The Example also reflects the fees of the Underlying Funds.

The Example assumes that you invest $10,000 in one of the Optimal Funds for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
MODERATE FUND

Class A shares*                         $  731    $ 1,584   $ 2,449    $  4,659
--------------------------------------------------------------------------------
Class B shares                          $  736    $ 1,573   $ 2,508    $  4,691
--------------------------------------------------------------------------------
Class C shares                          $  336    $ 1,273   $ 2,308    $  4,892
--------------------------------------------------------------------------------
Class R shares                          $  196    $ 1,158   $ 2,127    $  4,578
--------------------------------------------------------------------------------
Institutional Service Class shares      $  151    $ 1,027   $ 1,918    $  4,207
--------------------------------------------------------------------------------
Institutional Class shares              $  135    $   983   $ 1,847    $  4,080
--------------------------------------------------------------------------------

MODERATELY AGGRESSIVE FUND

Class A shares*                         $  741    $ 1,686   $ 2,635    $  5,018
--------------------------------------------------------------------------------
Class B shares                          $  746    $ 1,678   $ 2,698    $  5,053
--------------------------------------------------------------------------------
Class C shares                          $  346    $ 1,378   $ 2,498    $  5,244
--------------------------------------------------------------------------------
Class R shares                          $  206    $ 1,265   $ 2,321    $  4,947
--------------------------------------------------------------------------------
Institutional Service Class shares      $  161    $ 1,136   $ 2,117    $  4,595
--------------------------------------------------------------------------------
Institutional Class shares              $  146    $ 1,092   $ 2,048    $  4,474
--------------------------------------------------------------------------------

AGGRESSIVE FUND

Class A shares*                         $  749    $ 1,897   $ 3,023    $  5,746
--------------------------------------------------------------------------------
Class B shares                          $  755    $ 1,898   $ 3,096    $  5,785
--------------------------------------------------------------------------------
Class C shares                          $  355    $ 1,598   $ 2,896    $  5,958
--------------------------------------------------------------------------------
Class R shares                          $  215    $ 1,487   $ 2,727    $  5,693
--------------------------------------------------------------------------------
Institutional Service Class shares      $  170    $ 1,361   $ 2,533    $  5,380
--------------------------------------------------------------------------------
Institutional Class shares              $  155    $ 1,318   $ 2,467    $  5,272
--------------------------------------------------------------------------------

SPECIALTY FUND

Class A shares*                         $  762    $ 1,377   $ 2,016    $  3,723
--------------------------------------------------------------------------------
Class B shares                          $  768    $ 1,357   $ 2,065    $  3,747
--------------------------------------------------------------------------------
Class C shares                          $  368    $ 1,057   $ 1,865    $  3,971
--------------------------------------------------------------------------------
Class R shares                          $  228    $   940   $ 1,675    $  3,616
--------------------------------------------------------------------------------
Institutional Service Class shares      $  183    $   806   $ 1,456    $  3,198
--------------------------------------------------------------------------------
Institutional Class shares              $  168    $   761   $ 1,381    $  3,054
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                        1 YEAR    3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
MODERATE FUND

Class B shares                          $  236    $ 1,273   $ 2,308    $  4,691
--------------------------------------------------------------------------------
Class C shares                          $  236    $ 1,273   $ 2,308    $  4,892
--------------------------------------------------------------------------------

MODERATELY AGGRESSIVE FUND

Class B shares                          $  246    $ 1,378   $ 2,498    $  5,053
--------------------------------------------------------------------------------
Class C shares                          $  246    $ 1,378   $ 2,498    $  5,244
--------------------------------------------------------------------------------

AGGRESSIVE FUND

Class B shares                          $  255    $ 1,598   $ 2,896    $  5,785
--------------------------------------------------------------------------------
Class C shares                          $  255    $ 1,598   $ 2,896    $  5,958
--------------------------------------------------------------------------------

SPECIALTY FUND

Class B shares                          $  268    $ 1,057   $ 1,865    $  3,747
--------------------------------------------------------------------------------
Class C shares                          $  268    $ 1,057   $ 1,865    $  3,971
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Optimal Funds do not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 13

SECTION 2 FUND DETAILS


ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The Optimal Funds strive to provide shareholders with a high level of diversification across major asset classes primarily through professionally selected investments in the Underlying Funds.

First, the portfolio management team determines each Optimal Fund's actual asset allocation. The Optimal Funds' portfolio management team bases this decision on each Optimal Fund's target risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class, and similarities or differences in the typical investment cycles of the various asset classes. In making asset allocation decisions, the portfolio management team will typically confer with Ibbotson prior to making their decisions.

Once the asset allocation is determined, the portfolio management team selects the Underlying Funds. In general, the Optimal Funds do not invest in all Underlying Funds in a particular asset class, but instead select a limited number of Underlying Funds considered most appropriate for each Optimal Fund's investment objective and target risk level. In selecting Underlying Funds, the portfolio management team considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund's investment strategy, risk profile and historical performance.

The potential rewards and risks associated with each Optimal Fund depend on both the asset class allocations and the chosen mix of Underlying Funds. The portfolio management team periodically reviews asset allocations and continually monitors the mix of Underlying Funds in order to meet their investment objectives, although there can be no guarantee that the Optimal Funds will meet such objectives.

TEMPORARY INVESTMENTS


Generally each of the Optimal Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if an Optimal Fund's adviser or subadviser believes that business, economic, political or financial conditions warrant, an Optimal Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Optimal Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Optimal Fund may invest. Should this occur, an Optimal Fund will not be pursuing its investment objective and may miss potential market upswings.

The Funds currently post the top 10 portfolio holdings for each Fund's calendar quarter on the Trust's internet site at www.gartmorefunds.com. The top 10 holdings are available no earlier than 10 business days after the end of a Fund's calendar quarter and will remain available until a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Optimal Funds' policies and procedures regarding the release of portfolio holdings information is available in the Statement of Additional Information ("SAI").


14 | GARTMORE OPTIMAL ALLOCATIONS SERIES

SECTION 3 FUND MANAGEMENT


INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (the "Adviser"), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the Optimal Funds' investment adviser and is responsible for overseeing the investment of the Optimal Funds' assets and supervising the daily business affairs of the Optimal Funds. The Adviser was organized in 1999 as an investment adviser for mutual funds.


The Adviser is part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring 11 affiliated investment advisers. Collectively, these affiliates (located in the United States, the United Kingdom and Japan) had approximately $84.7 billion in net assets under management as of December 31, 2005.

The Adviser determines the asset allocation for each Fund, selects the appropriate mix of Underlying Funds, monitors the performance and positioning of the Underlying Funds, and also selects and monitors any non-affiliated mutual funds held by the Funds. For these services, each Fund pays the Adviser an annual management fee based on each Fund's average daily net assets. This is in addition to the indirect fees that the Funds pay as shareholders of the Underlying Funds. The Adviser and the Board of Trustees concur that the fees paid to the Adviser are for services in addition to the services provided by the Underlying Funds and do not duplicate those services.

The total aggregate management fee paid by each Fund for the fiscal year ended October 31, 2005, expressed as a percentage of each Fund's average daily net assets and taking into account any applicable waivers, was 0.00%.

The total annual advisory fees that can be paid to the Adviser (as a percentage of each Fund's average daily net assets) is 0.15% for each Optimal Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from November 1, 2004 to April 30, 2005.


PORTFOLIO MANAGEMENT TEAM


Young Chin, Global Chief Investment Officer, Equities, heads the Optimal Funds' portfolio management team and is responsible for the day-to-day management of the allocation of each Optimal Fund's assets among the asset classes and Underlying Funds. Mr. Chin has been the U.S. Chief Investment Officer of the Adviser since September 2001, and is responsible for the Adviser's domestic and international equity products. He oversees the investment process, fundamental and quantitative research, new product development and professional staff development. In making asset allocation decisions, Mr. Chin uses research analysis provided by Ibbotson.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 15

SECTION 4 INVESTING WITH GARTMORE


CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------

When selecting a share class, you should consider the following:

o     which share classes are available to you,

o     how long you expect to own your shares,

o     how much you intend to invest,

o     total costs and expenses associated with a particular share class, and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------

The Gartmore Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B and Class C shares, which are available to all investors.


Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

COMPARING CLASS A, CLASS B AND CLASS C SHARES


CLASSES AND CHARGES                      POINTS TO CONSIDER

CLASS A SHARES

Front-end sales charge                   A front-end sales charge means that a
up to 5.75%                                 portion of your initial investment
                                            goes toward the sales charge and is
                                            not invested.

Contingent deferred                      Reduction and waivers of sales charges
sales charge (CDSC)(1)                      may  be available.

Annual service and/or                    Total annual operating expenses are
12b-1 fee up to 0.25%                       lower than Class B and Class C
Administrative services                     charges which means higher dividends
fee of up to 0.25%                          and/or NAV per share.

                                         No conversion feature.

                                         No maximum investment amount.

--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%                         No front-end sales charge means your
                                            full investment immediately goes
                                            toward buying shares.
                                         No reduction of CDSC, but waivers may
                                            be available.
                                         The CDSC declines 1% in most years to
                                            zero after six years.

Annual service and/or                    Total annual operating expenses are
12b-1 fee up to 1.00%                       higher than Class A charges which
No administrative services fee              means lower dividends and/or NAV per
                                            share.

                                         Automatic conversion to Class A shares
                                            after seven years, which means lower
                                            annual expenses in the future.

                                         Maximum investment amount of $100,000.
                                            Larger investments may be rejected.

--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%                            No front-end sales charge means your
                                            full  investment immediately goes
                                            toward  buying shares.
                                         No reduction of CDSC, but waivers may
                                            be available.
                                         The CDSC declines to zero after one
                                            year.

Annual service and/or                    Total annual operating expenses are
12b-1 fee up to 1.00%                       higher than Class A charges which
No administrative services fee              means lower dividends and/or NAV per
                                            share.

                                         No conversion feature.

                                         Maximum investment amount of
                                            $1,000,000(2). Larger investments
                                            may be rejected.

(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on redemptions of Class A shares within 18 months of purchase if you paid no sales charge on the original purchase and for which a finders fee was paid.


(2)   This limit was calculated based on a one-year holding period.

16 | GARTMORE OPTIMAL ALLOCATIONS SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


                         SALES CHARGE AS A PERCENTAGE OF
                         -------------------------------           DEALER
                                             NET AMOUNT     COMMISSION AS
AMOUNT OF                    OFFERING          INVESTED     PERCENTAGE OF
PURCHASE                        PRICE   (APPROXIMATELY)    OFFERING PRICE
--------------------------------------------------------------------------
Less than $50,000               5.75%             6.10%             5.00%
--------------------------------------------------------------------------
$50,000 to $99,999              4.75              4.99              4.00
--------------------------------------------------------------------------
$100,000 to $249,999            3.50              3.63              3.00
--------------------------------------------------------------------------
$250,000 to $499,999            2.50              2.56              2.00
--------------------------------------------------------------------------
$500,000 to $999,999            2.00              2.04              1.75
--------------------------------------------------------------------------
$1 million or more              None              None              None*


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.gartmorefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.


o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.


o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you sell Optimal Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of selling shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your sale and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A shares with your purchase of Class D, Class B or Class C shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 17

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges.

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor.

o     retirement plans.

o investment advisory clients of Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust and their affiliates.

o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.

The SAI lists other investors eligible for sales charge waivers.


--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by Gartmore Mutual Funds (including the Optimal Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.


The CDSC does not apply:


o if you are eligible to purchase Class A shares without a sales charge for another reason; or


o to shares acquired through reinvestment of dividends or capital gain distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES

AMOUNT OF                     $1 MILLION         $4 MILLION         $25 MILLION
PURCHASE                   TO $3,999,999     TO $24,999,999             OR MORE
--------------------------------------------------------------------------------
If sold within                 18 months          18 months           18 months
--------------------------------------------------------------------------------
Amount of CDSC                     1.00%              0.50%               0.25%

Any CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Optimal Fund(s) is described above; however, the CDSCs for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.
--------------------------------------------------------------------------------


WAIVER OF CONTINGENT DEFERRED SALES CHARGES
CLASS A, CLASS B AND CLASS C SHARES


The CDSC is waived on:

o the sale of Class A, Class B or Class C shares purchased through reinvested dividends or distributions. However, a CDSC is charged if you sell your Class B or Class C shares and then reinvest the proceeds in Class B or Class C shares within 30 days. The CDSC is re-deposited into your new account.


o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program.


o Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or disability.

o mandatory withdrawals from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts.

o sales of Class C shares from retirement plans offered by the Nationwide Trust Company.


For more complete information, see the SAI.


--------------------------------------------------------------------------------

CLASS B SHARES


Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $10,000 and anticipate holding your shares for longer than six years and are investing less than $100,000.


If you sell Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

                                                                        7 YEARS
SALE WITHIN    1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEAR  OR MORE
--------------------------------------------------------------------------------
Sales charge       5%        4%        3%        3%        2%       1%       0%

18 | GARTMORE OPTIMAL ALLOCATIONS SERIES

CONVERSION OF CLASS B SHARES


After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.


CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you sell your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.


--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Optimal Fund(s) offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class, and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R Shares ARE AVAILABLE to retirement plans including:

o     401(k) plans,

o     457 plans,

o     403(b) plans,

o     profit sharing and money purchase pension plans,

o     defined benefit plans,

o     non-qualified deferred compensation plans, and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares.


The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.


Class R shares ARE NOT AVAILABLE to:

o     retail retirement accounts,

o     institutional non-retirement accounts,

o     traditional and Roth IRAs,

o     Coverdell Education Savings Accounts,

o     SEPs and SAR-SEPs,

o     SIMPLE IRAs,

o     one-person Keogh plans,

o     individual 403(b) plans, or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Optimal Fund(s) for these services;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative service fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Optimal Fund(s) for providing services; or


o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.


                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 19

INSTITUTIONAL CLASS SHARES


Institutional Class shares are available for purchase only by the following:


o retirement plans for which no third-party administrator receives compensation from the Optimal Fund(s);


o institutional advisory accounts of Gartmore Mutual Fund Capital Trust or its affiliates, those accounts which have client relationships with an affiliate of Gartmore Mutual Fund Capital Trust, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;


o rollover individual retirement accounts from such institutional advisory accounts;


o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;


o registered investment advisers investing on behalf of institutions and high net-worth individuals where advisers derive compensation for advisory services exclusively from clients; or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Optimal Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"). These fees are either kept or paid to your financial adviser or other intermediary.


DISTRIBUTION AND SERVICE FEES


The Optimal Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Optimal Fund(s) to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder services fees. Class A, Class B, Class C and Class R shares pay distribution and/or service fees to the Distributor. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.


These 12b-1 fees are in addition to applicable sales charges and are paid from the Optimal Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:


CLASS                         AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                0.50% (0.25% of which may be either
                              a distribution or service fee)

ADMINISTRATIVE SERVICES FEES

In addition to 12b-1 fees, Class A, Class R and Institutional Service Class shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. These fees are paid by these Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

REVENUE SHARING

The investment adviser and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds or which include them as investment options for their respective customers.


20 | GARTMORE OPTIMAL ALLOCATIONS SERIES

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o     the Fund's Distributor and other affiliates of the investment adviser,

o     broker-dealers,

o     financial institutions, and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.


CONTACTING GARTMORE FUNDS

CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions

o     hear fund price information

o     obtain mailing and wiring instructions

INTERNET Go to WWW.GARTMOREFUNDS.COM 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses

o     obtain information on the Gartmore Funds

o     access your account information

o     request transactions, including purchases, redemptions and exchanges

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus Ohio 43219.

BY FAX 614-428-3278

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 21

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES


All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Optimal Fund's NAV to receive that day's NAV.

HOW TO BUY SHARES                                                  HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE        UNCASHED OR UNDELIVERABLE CHECKS MAY BE REDEPOSITED AFTER SIX
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND       MONTHS IN THE FUNDS.
THE OFFERING OF SHARES AT ANY TIME.
                                                                   *     Exchange privileges may be amended or discontinued upon
                                                                         60-day written notice to shareholders

                                                                   **    A medallion signature guarantee may be required. See
                                                                         "Medallion Signature Guarantee" below

THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has     THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has
relationships with certain brokers and other financial             relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange     intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is           and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or     processed at the NAV next calculated after the Funds' agent or an
an authorized intermediary receives your order in proper form.     authorized intermediary receives your order in proper form.

------------------------------------------------------------------------------------------------------------------------------------

BY MAIL. Complete an application and send with a check made        BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Gartmore Funds. Payment must be made in U.S.           mailing or faxing a letter to Gartmore Funds. The letter must
dollars and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH,    include your account numbers and the names of the Funds you wish
STARTER CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT      to exchange from and to. The letter must be signed by all account
CARD CHECKS OR MONEY ORDERS.                                       owners. We reserve the right to request original documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic telephone privileges         BY TELEPHONE. You will have automatic telephone privileges unless
unless you decline this option on your application. The Funds      you decline this option on your application. The Funds follow
follow procedures to confirm that telephone instructions are       procedures to confirm that telephone instructions are genuine and
genuine and will not be liable for any loss, injury, damage or     will not be liable for any loss, injury, damage or expense that
expense that results from executing such instructions. The         results from executing such instructions. The Funds may revoke
Funds may revoke telephone privileges at any time, without         telephone privileges at any time, without notice to shareholders.
notice to shareholders.                                            For redemptions, shareholders who own shares in an IRA account should call 800-848-0920

                                                                   ADDITIONAL INFORMATION FOR SELLING SHARES. The following types of accounts can use the voice-response system to sell shares:
                                                                   Individual, Joint, Transfer on Death, Trust and Uniform
                                                                   Gift/Transfer to Minors.

                                                                   A check made payable to the shareholder of record will be mailed to the address of record.

                                                                   The Funds may record telephone instructions to sell shares and may request sale instructions in writing, signed by all
                                                                   shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------

ON-LINE. Transactions may be made through the Gartmore Funds       ON-LINE. Transactions may be made through the Gartmore Funds
website. However, the Funds may discontinue on-line                website. However, the Funds may discontinue on-line transactions
transactions of Fund shares at any time.                           of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by federal     BY BANK WIRE. The Funds can wire the proceeds of your sale
funds wire to the Funds' custodian bank. (The authorization        directly to your account at a commercial bank. A voided check
will be in effect unless you give the Fund written notice of       must be attached to your application. (The authorization will be
its termination.)                                                  in effect unless you give the Fund written notice of its
                                                                   termination.)

o     if you choose this method to open a new account, you must    o     your proceeds will be wired to your bank on the next
      call our toll-free number before you wire your investment          business day after your order has been processed.
      and arrange to fax your completed application.

                                                                   o     Gartmore deducts a $20 service fee from the sale proceeds
o     your bank may charge a fee to wire funds.                          for this service.

                                                                   o     your financial institution may also charge a fee for
                                                                         receiving the wire.

                                                                   o     funds sent outside the U.S. may be subject to higher fees.

                                                                   BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Gartmore      BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds account with proceeds from your bank via ACH on the          be sent to your bank via ACH on the second business day after
second business day after your purchase order has been             your order has been processed. A voided check must be attached to
processed. A voided check must be attached to your application.    your application. Money sent through ACH should reach your bank
Money sent through ACH typically reaches Gartmore Funds from       in two business days. There is no fee for this service. (The
your bank in two business days. There is no fee for this           authorization will be in effect unless you give the Fund written
service. (The authorization will be in effect unless you give      notice of its termination.)
the Fund written notice of its termination.)
                                                                   ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement       RETIREMENT PLAN PARTICIPANTS should contact their retirement plan
plan administrator regarding transactions. Retirement plans or     administrator regarding transactions. Retirement plans or their
their administrators wishing to conduct transactions should        administrators wishing to conduct transactions should call our
call our toll-free number. Eligible entities or individuals        toll-free number. Eligible entities or individuals wishing to
wishing to conduct transactions in Institutional Service Class     conduct transactions in Institutional Service Class or
or Institutional Class shares should call our toll-free number.    Institutional Class shares should call our toll-free number.


22 | GARTMORE OPTIMAL ALLOCATIONS SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of an Optimal Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by an Optimal Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.


The purchase or "offering" price for Optimal Fund shares is the NAV (for a particular class) next determined after the order is received, plus any applicable sales charge. In determining NAV, the Optimal Fund's assets are valued primarily on the basis of market quotations. However, the Trust's Board of Trustees has adopted procedures for making "fair value" determinations if market quotations are not readily available or if the Optimal Fund(s)' administrator or agent believes a market price does not represent fair value. Fair value determinations are required for securities whose value is affected by a "significant" event that materially affects the value of a domestic or a foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Optimal Fund's NAV.

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable, or deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

Investments in other registered mutual funds are valued based on the NAV of those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses.

The Optimal Funds' NAVs are calculated based upon the net asset values of the Underlying Funds in which the Optimal Funds invest. The prospectuses for these Underlying Funds explain the circumstances under which those Underlying Funds will use fair value pricing and the effect of using fair value pricing.

--------------------------------------------------------------------------------
The Optimal Funds do not calculate NAV on days when the New York Stock Exchange is closed.


o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.

--------------------------------------------------------------------------------

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 23

MINIMUM INVESTMENTS

CLASS A, CLASS B AND CLASS C SHARES

To open an account                                             $2,000 (per Fund)
To open an IRA account                                         $1,000 (per Fund)
Additional investments                                           $100 (per Fund)
To start an Automatic Asset Accumulation Plan                             $1,000
Additional Investments
(Automatic Asset Accumulation Plan)                                          $50
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES

To open an account                                            $50,000 (per Fund)
Additional investments                                                No Minimum

--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES

To open an account                                         $1,000,000 (per Fund)
Additional investments                                                No Minimum

--------------------------------------------------------------------------------

Minimum investment requirements do not apply to certain retirement plans or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker, dealer or other financial intermediary pursuant to an agreement, the Optimal Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Optimal Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Optimal Funds may restrict your ability to purchase additional shares until your identity is verified. The Optimal Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNTS WITH LOW BALANCES--CLASS A, CLASS B AND CLASS C SHARES


Maintaining small accounts is costly for the Optimal Fund(s) and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Optimal Fund(s)' minimum.


o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are sold each quarter to cover the fee, which is returned to the Optimal Fund to offset small account expenses. Under some circumstances, the Optimal Fund(s) may waive the quarterly fee.


o The Optimal Fund(s) reserve the right to sell your remaining shares and close your account if a sale of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


EXCHANGING SHARES


You may exchange your Optimal Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same owner,

o your first purchase in the new fund meets its minimum investment requirement,

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original fund is charged.


For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund.)


24 | GARTMORE OPTIMAL ALLOCATIONS SERIES

EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. However, if a sales charge was never paid on your Prime Shares, applicable sales charges apply to exchanges into other fund(s). In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.

AUTOMATIC WITHDRAWAL PLAN

You automatically may redeem Class A, Class B and Class C shares in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Optimal Fund shares at any time, subject to the restrictions described below. The price you receive when you sell your shares is the net asset value (minus any applicable sales charges) next determined after the Optimal Fund's authorized intermediary or an agent of the Optimal Fund receives your properly completed redemption request. The value of the shares you sell may be worth more or less than their original purchase price depending on the market value of the Optimal Fund's investments at the time of the sale.


You may not be able to sell your Optimal Fund shares or Gartmore Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted, or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).


Generally, the Optimal Fund will pay you for the shares that you sell within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Optimal Fund may delay forwarding redemption proceeds for up to seven days if the account holder:


o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Optimal Fund.


If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.

Under extraordinary circumstances, an Optimal Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Optimal Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make redemption-in-kind, see the SAI.


The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of an Optimal Fund. Affiliated persons of an Optimal Fund include shareholders who are affiliates of an Optimal Fund's investment adviser and shareholders of an Optimal Fund owning 5% or more of the outstanding shares of that Optimal Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Optimal Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

--------------------------------------------------------------------------------
MEDALLION SIGNATURE GUARANTEE


A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:


o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o the proceeds are mailed to any address other than the address of record, or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 25

SECTION 4 INVESTING WITH GARTMORE


EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:


o     disrupt portfolio management strategies,

o     increase brokerage and other transaction costs, and

o     negatively affect fund performance.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading as may the Underlying Funds that invest in such foreign securities. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:


MONITORING OF TRADING ACTIVITY


The Funds, through the investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.


RESTRICTIONS ON TRANSACTIONS


Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:


o restrict purchases or exchanges that they or their agents believe constitute excessive trading.


o reject transactions that violate a Fund's excessive trading policies or its exchange limits.


In general:


o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.


FAIR VALUATION


The Funds have fair value pricing procedures in place, as described above in
Section 4, Investing with Gartmore: Buying Shares--Share Price.

Despite its best efforts, Gartmore Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Gartmore Funds may not be able to prevent all market timing and its potential negative impact.


26 | GARTMORE OPTIMAL ALLOCATIONS SERIES

EXCHANGE AND REDEMPTION FEES


In order to discourage excessive trading, the Gartmore Funds impose redemption and exchange fees on certain funds if you sell or exchange your shares within a designated holding period. The exchange fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. Redemption and exchange fees are not imposed on redemptions or exchanges from the Gartmore Optimal Allocations Funds. However, other Gartmore Funds into which you may exchange do impose redemption fees as shown below. Please see the prospectus for the Fund into which you may wish to exchange for further information.

                                                                         MINIMUM
                                                     EXCHANGE/    HOLDING PERIOD
FUND                                            REDEMPTION FEE   (CALENDAR DAYS)
--------------------------------------------------------------------------------
Gartmore China Opportunities Fund                        2.00%                90
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                           2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                  2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                     2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                   2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Technology
   and Communications Fund                               2.00%                90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                           2.00%                90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                       2.00%                90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                           2.00%                90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                             2.00%                90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                     2.00%                90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                  2.00%                90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                          2.00%                90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
   Long-Short Fund                                       2.00%                90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                        2.00%                90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                          2.00%                90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                     2.00%                30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                            2.00%                30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                 2.00%                30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                         2.00%                30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                        2.00%                30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                       2.00%                 7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                 2.00%                 7
--------------------------------------------------------------------------------
Gartmore Convertible Fund                                2.00%                 7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                            2.00%                 7
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund                            2.00%                 7
--------------------------------------------------------------------------------
Gartmore International Index Fund                        2.00%                 7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                       2.00%                 7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                        2.00%                 7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                              2.00%                 7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                            2.00%                 7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                            2.00%                 7
--------------------------------------------------------------------------------


                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 27

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Optimal Fund shares, as well as the federal income taxes you may have to pay. The amount of any distributions varies and there is no guarantee an Optimal Fund will pay either income dividends or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS AND CAPITAL GAINS

The Optimal Fund(s) intend to distribute income dividends to you quarterly. All income and capital gains distributions (which are paid annually) are automatically reinvested in shares of the applicable Optimal Fund. You may request a payment in cash in writing if the distribution is in excess of $5.


If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.


Dividends and capital gain distributions you receive from the Optimal Funds may be subject to Federal income tax, state taxes or local taxes:

o any taxable dividends, as well as distributions of short-term capital gains, are federally taxable at applicable ordinary income tax rates.

o distributions of net long-term capital gains are taxable to you as long-term capital gains.

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met.

o for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction.

o distributions declared in December but paid in January are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).


Distributions from the Optimal Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax.)


If you invest in an Optimal Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you sell shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.


TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS


When you invest in an Optimal Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING


You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


28 | GARTMORE OPTIMAL ALLOCATIONS SERIES

SECTION 6 GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATE FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2004 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                          INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------
                                                                      NET
                                                                 REALIZED
                                                                      AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT         GAINS    TOTAL FROM
                                     BEGINNING       INCOME   (LOSSES) ON    INVESTMENT
                                     OF PERIOD       (LOSS)   INVESTMENTS    ACTIVITIES
---------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $   10.00         0.04          0.28         0.32
Year Ended October 31, 2005          $   10.32         0.28          0.77         1.05
---------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)    $   10.00         0.01          0.24         0.25
Year Ended October 31, 2005          $   10.25         0.20          0.74         0.94
---------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)    $   10.00         0.01          0.24         0.25
Year Ended October 31, 2005          $   10.25         0.23          0.74         0.97
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $   10.00         0.03          0.24         0.27
Year Ended October 31, 2005          $   10.27         0.28          0.73         1.01
---------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00         0.04          0.26         0.30
Year Ended October 31, 2005          $   10.30         0.35          0.71         1.06
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00         0.05          0.25         0.30
Year Ended October 31, 2005          $   10.30         0.35          0.72         1.07
---------------------------------------------------------------------------------------

                                                  DISTRIBUTIONS
----------------------------------------------------------------------------------------------------
                                                                              NET ASSET
                                             NET        NET                      VALUE,
                                      INVESTMENT   REALIZED           TOTAL      END OF        TOTAL
                                          INCOME      GAINS   DISTRIBUTIONS      PERIOD   RETURN (a)
----------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)             -          -               -    $   10.32     3.20%(e)
Year Ended October 31, 2005               (0.32)     (0.01)          (0.33)   $   11.04    10.41%
----------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)             -          -               -    $   10.25     2.60%(e)
Year Ended October 31, 2005               (0.25)     (0.01)          (0.26)   $   10.93     9.13%
----------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)             -          -               -    $   10.25     2.60%(e)
Year Ended October 31, 2005               (0.28)     (0.01)          (0.29)   $   10.93     9.50%
----------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)             -          -               -    $   10.27     2.70%(e)
Year Ended October 31, 2005               (0.25)     (0.01)          (0.26)   $   11.02     9.94%
----------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)             -          -               -    $   10.30     3.00%(e)
Year Ended October 31, 2005               (0.31)     (0.01)          (0.32)   $   11.04    10.39%
----------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)             -          -               -    $   10.30     3.00%(e)
Year Ended October 31, 2005               (0.32)     (0.01)          (0.33)   $   11.04    10.54%
----------------------------------------------------------------------------------------------------

                                                                     RATIO/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
                                                                                                RATIO OF NET
                                                                         RATIO      RATIO OF      INVESTMENT
                                                                        OF NET      EXPENSES   INCOME (LOSS)
                                                                    INVESTMENT     (PRIOR TO       (PRIOR TO
                                     NET ASSETS      RATIO OF           INCOME    REIMBURSE-      REIMBURSE-
                                      AT END OF   EXPENSES TO        (LOSS) TO     MENTS) TO       MENTS) TO
                                         PERIOD   AVERAGE NET      AVERAGE NET   AVERAGE NET     AVERAGE NET     PORTFOLIO
                                         (000S)        ASSETS           ASSETS    ASSETS (b)      ASSETS (b)   TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $        1      0.56%(f)         1.06%(f)     12.40%(f)     (10.78%)(f)           7.57%
Year Ended October 31, 2005          $    4,595      0.52%            1.73%         1.88%          0.38%              61.59%
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)    $        1      1.25%(f)         0.37%(f)     13.50%(f)     (11.88%)(f)           7.57%
Year Ended October 31, 2005          $    1,269      1.25%            0.65%         2.70%         (0.80%)             61.59%
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)    $        1      1.25%(f)         0.37%(f)     13.50%(f)     (11.88%)(f)           7.57%
Year Ended October 31, 2005          $    7,648      1.25%            0.72%         2.51%         (0.54%)             61.59%
----------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $        1      0.85%(f)         0.77%(f)     12.85%(f)     (11.23%)(f)           7.57%
Year Ended October 31, 2005          $        1      0.81%            2.35%         3.85%         (0.37%)             61.59%
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $        1      0.40%(f)         1.22%(f)     12.23%(f)     (10.61%)(f)           7.57%
Year Ended October 31, 2005          $        1      0.34%            2.83%         3.93%         (0.76%)             61.59%
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $    1,030      0.25%(f)         1.37%(f)     12.08%(f)     (10.46%)(f)           7.57%
Year Ended October 31, 2005          $    1,138      0.25%            2.90%         2.94%          0.20%              61.59%
----------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

GARTMORE OPTIMAL ALLOCATIONS SERIES | 29

SECTION 6 GARTMORE OPTIMAL ALLOCATIONS FUND: MODERATELY AGGRESSIVE FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                           INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                                                         AND
                                     NET ASSET                    UNREALIZED
                                        VALUE,             NET         GAINS   TOTAL FROM
                                     BEGINNING      INVESTMENT   (LOSSES) ON   INVESTMENT
                                     OF PERIOD   INCOME (LOSS)   INVESTMENTS   ACTIVITIES
-----------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $   10.00            0.02          0.20         0.22
Year Ended October 31, 2005          $   10.22            0.23          1.04         1.27
-----------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)    $   10.00              --          0.17         0.17
Year Ended October 31, 2005          $   10.17            0.18          1.04         1.22
-----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)    $   10.00              --          0.17         0.17
Year Ended October 31, 2005          $   10.17            0.18          1.02         1.20
-----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $   10.00            0.01          0.18         0.19
Year Ended October 31, 2005          $   10.19            0.25          1.01         1.26
-----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00            0.02          0.19         0.21
Year Ended October 31, 2005          $   10.21            0.31          1.00         1.31
-----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00            0.03          0.18         0.21
Year Ended October 31, 2005          $   10.21            0.32          1.00         1.32
-----------------------------------------------------------------------------------------

                                           DISTRIBUTIONS
----------------------------------------------------------------------------------------
                                                                  NET ASSET
                                            NET                      VALUE,
                                     INVESTMENT           TOTAL      END OF        TOTAL
                                         INCOME   DISTRIBUTIONS      PERIOD   RETURN (a)
----------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)           --              --    $   10.22     2.10%(e)
Year Ended October 31, 2005              (0.28)          (0.28)   $   11.21    12.77%
----------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)           --              --    $   10.17     1.70%(e)
Year Ended October 31, 2005              (0.23)          (0.23)   $   11.16    12.07%
----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)           --              --    $   10.17     1.70%(e)
Year Ended October 31, 2005              (0.23)          (0.23)   $   11.14    11.98%
----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)           --              --    $   10.19     1.90%(e)
Year Ended October 31, 2005              (0.24)          (0.24)   $   11.21    12.50%
----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)           --              --    $   10.21     2.10%(e)
Year Ended October 31, 2005              (0.29)          (0.29)   $   11.23    13.00%
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)           --              --    $   10.21     2.10%(e)
Year Ended October 31, 2005              (0.30)          (0.30)   $   11.23    13.16%
----------------------------------------------------------------------------------------

                                                                   RATIO/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
                                                                                              RATIO OF NET
                                                                      RATIO      RATIO OF       INVESTMENT
                                                                     OF NET      EXPENSES    INCOME (LOSS)
                                                                 INVESTMENT     (PRIOR TO        (PRIOR TO
                                     NET ASSETS      RATIO OF        INCOME    REIMBURSE-       REIMBURSE-
                                      AT END OF   EXPENSES TO     (LOSS) TO     MENTS) TO        MENTS) TO
                                         PERIOD   AVERAGE NET   AVERAGE NET   AVERAGE NET      AVERAGE NET     PORTFOLIO
                                         (000S)        ASSETS        ASSETS    ASSETS (b)       ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $        1      0.56%(f)    (0.27%)(f)    13.04%(f)       (12.75%)(f)         9.79%
Year Ended October 31, 2005          $    3,419      0.52%        1.13%         2.32%           (0.66%)           47.04%
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)    $        7      1.25%(f)    (0.85%)(f)    13.48%(f)       (13.08%)(f)         9.79%
Year Ended October 31, 2005          $    1,183      1.25%       (0.09%)        3.00%           (1.84%)           47.04%
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)    $       80      1.25%(f)    (0.85%)(f)    13.48%(f)       (13.08%)(f)         9.79%
Year Ended October 31, 2005          $    3,604      1.25%        0.20%         3.20%           (1.76%)           47.04%
------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $        1      0.85%(f)    (0.45%)(f)    13.07%(f)       (12.67%)(f)         9.79%
Year Ended October 31, 2005          $        1      0.80%        2.16%         4.28%           (1.32%)           47.04%
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $        1      0.40%(f)     0.00%(f)     12.62%(f)       (12.22%)(f)         9.79%
Year Ended October 31, 2005          $        1      0.34%        2.69%         4.45%           (1.42%)           47.04%
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $    1,021      0.25%(f)     0.15%(f)     12.47%(f)       (12.07%)(f)         9.79%
Year Ended October 31, 2005          $    1,154      0.25%        2.73%         3.33%           (0.36%)           47.04%
------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

30 | GARTMORE OPTIMAL ALLOCATIONS SERIES

SECTION 6 GARTMORE OPTIMAL ALLOCATIONS FUND: AGGRESSIVE FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                          INVESTMENT ACTIVITIES
-----------------------------------------------------------------------------------------
                                                                         NET
                                                                    REALIZED
                                                                         AND
                                     NET ASSET                    UNREALIZED
                                        VALUE,             NET         GAINS   TOTAL FROM
                                     BEGINNING      INVESTMENT   (LOSSES) ON   INVESTMENT
                                     OF PERIOD   INCOME (LOSS)   INVESTMENTS   ACTIVITIES
-----------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $   10.00              --          0.09         0.09
Year Ended October 31, 2005          $   10.09            0.17          1.31         1.48
-----------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)    $   10.00           (0.03)         0.07         0.04
Year Ended October 31, 2005          $   10.04            0.12          1.27         1.39
-----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)    $   10.00           (0.03)         0.07         0.04
Year Ended October 31, 2005          $   10.04            0.13          1.26         1.39
-----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $   10.00           (0.01)         0.07         0.06
Year Ended October 31, 2005          $   10.06            0.19          1.27         1.46
-----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00              --            --         0.07
Year Ended October 31, 2005          $   10.07            0.24          1.28         1.52
-----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00              --          0.08         0.08
Year Ended October 31, 2005          $   10.08            0.25          1.27         1.52
-----------------------------------------------------------------------------------------

                                           DISTRIBUTIONS
-----------------------------------------------------------------------------------------
                                                                  NET ASSET
                                            NET                      VALUE,
                                     INVESTMENT           TOTAL      END OF        TOTAL
                                         INCOME   DISTRIBUTIONS      PERIOD   RETURN (a)
-----------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)            --             --    $   10.09     0.90%(e)
Year Ended October 31, 2005               (0.24)         (0.24)   $   11.33    14.87%
----------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)            --             --    $   10.04     0.40%(e)
Year Ended October 31, 2005               (0.20)         (0.20)   $   11.23    14.07%
----------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)            --             --    $   10.04     0.40%(e)
Year Ended October 31, 2005               (0.21)         (0.21)   $   11.22    14.07%
----------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)            --             --    $   10.06     0.50%(e)
Year Ended October 31, 2005               (0.21)         (0.21)   $   11.31    14.70%
----------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)            --             --    $   10.07     0.80%(e)
Year Ended October 31, 2005               (0.25)         (0.25)   $   11.34    15.10%
----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)            --             --    $   10.08     0.80%(e)
Year Ended October 31, 2005               (0.25)         (0.25)   $   11.35    15.25%
----------------------------------------------------------------------------------------

                                                                     RATIO/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 RATIO OF NET
                                                                         RATIO       RATIO OF      INVESTMENT
                                                                        OF NET       EXPENSES   INCOME (LOSS)
                                                                    INVESTMENT      (PRIOR TO       (PRIOR TO
                                     NET ASSETS      RATIO OF           INCOME     REIMBURSE-      REIMBURSE-
                                      AT END OF   EXPENSES TO        (LOSS) TO      MENTS) TO       MENTS) TO
                                         PERIOD   AVERAGE NET      AVERAGE NET    AVERAGE NET     AVERAGE NET       PORTFOLIO
                                         (000S)        ASSETS           ASSETS     ASSETS (b)      ASSETS (b)    TURNOVER (c)
----------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $        4      0.56%(f)       (0.27%)(f)      13.04%(f)      (12.75%)(f)         7.82%
Year Ended October 31, 2005          $      998      0.53%           0.41%           3.91%          (2.97%)           31.16%
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)    $        1      1.25%(f)       (0.85%)(f)      13.48%(f)      (13.08%)(f)         7.82%
Year Ended October 31, 2005          $      189      1.25%           0.68%           5.11%          (3.18%)           31.16%
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)    $        1      1.25%(f)       (0.85%)(f)      13.48%(f)      (13.08%)(f)         7.82%
Year Ended October 31, 2005          $    1,517      1.25%          (0.71%)          4.35%          (3.82%)           31.16%
----------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $        1      0.85%(f)       (0.45%)(f)      13.07%(f)      (12.67%)(f)         7.82%
Year Ended October 31, 2005          $        1      0.80%           1.80%           5.55%          (2.94%)           31.16%
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $        1      0.40%(f)        0.00%(f)       12.62%(f)      (12.22%)(f)         7.82%
Year Ended October 31, 2005          $        1      0.30%           2.30%           5.78%          (3.15%)           31.16%
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $    1,008      0.25%(f)        0.15%(f)       12.47%(f)      (12.07%)(f)         7.82%
Year Ended October 31, 2005          $    1,160      0.25%           2.35%           4.36%          (1.76%)           31.16%
----------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

GARTMORE OPTIMAL ALLOCATIONS SERIES | 31

SECTION 6 GARTMORE OPTIMAL ALLOCATIONS FUND: SPECIALTY FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                          INVESTMENT ACTIVITIES
---------------------------------------------------------------------------------------
                                                                       NET
                                                                  REALIZED
                                                                       AND
                                      NET ASSET          NET    UNREALIZED
                                         VALUE,   INVESTMENT         GAINS   TOTAL FROM
                                      BEGINNING       INCOME   (LOSSES) ON   INVESTMENT
                                      OF PERIOD       (LOSS)   INVESTMENTS   ACTIVITIES
---------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $    10.00           --          0.34         0.34
Year Ended October 31, 2005          $    10.34         0.27          1.21         1.48
---------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)    $    10.00        (0.02)         0.32         0.30
Year Ended October 31, 2005          $    10.30         0.17          1.24         1.41
---------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)    $    10.00           --          0.30         0.30
Year Ended October 31, 2005          $    10.30         0.17          1.24         1.41
---------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $    10.00        (0.01)         0.33         0.32
Year Ended October 31, 2005          $    10.32        (0.34)         1.81         1.47
---------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $    10.00         0.01          0.33         0.34
Year Ended October 31, 2005          $    10.34         0.33          1.19         1.52
---------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $    10.00         0.01          0.33         0.34
Year Ended October 31, 2005          $    10.34         0.34          1.19         1.53
---------------------------------------------------------------------------------------

                                                 DISTRIBUTIONS
---------------------------------------------------------------------------------------------------
                                                                             NET ASSET
                                            NET        NET                      VALUE,
                                     INVESTMENT   REALIZED           TOTAL      END OF        TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS      PERIOD   RETURN (a)
---------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)            --      --                --    $   10.34     3.40%(e)
Year Ended October 31, 2005               (0.29)     --(g)          (0.29)   $   11.53    14.59%
---------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)            --      --                --    $   10.30     3.00%(e)
Year Ended October 31, 2005               (0.25)     --(g)          (0.25)   $   11.46    13.89%
---------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)            --      --                --    $   10.30     3.00%(e)
Year Ended October 31, 2005               (0.26)     --(g)          (0.26)   $   11.45    13.90%
---------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)            --      --                --    $   10.32     3.20%(e)
Year Ended October 31, 2005               (0.25)     --(g)          (0.25)   $   11.54    14.36%
---------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)            --      --                --    $   10.34     3.40%(e)
Year Ended October 31, 2005               (0.30)     --(g)          (0.30)   $   11.56    14.92%
---------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)            --      --                --    $   10.34     3.40%(e)
Year Ended October 31, 2005               (0.31)     --(g)          (0.31)   $   11.56    15.07%
---------------------------------------------------------------------------------------------------

                                                                        RATIO/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                          RATIO         RATIO OF         INVESTMENT
                                                                         OF NET         EXPENSES      INCOME (LOSS)
                                                                     INVESTMENT        (PRIOR TO          (PRIOR TO
                                     NET ASSETS      RATIO OF            INCOME       REIMBURSE-         REIMBURSE-
                                      AT END OF   EXPENSES TO         (LOSS) TO        MENTS) TO          MENTS) TO
                                         PERIOD   AVERAGE NET       AVERAGE NET      AVERAGE NET        AVERAGE NET     PORTFOLIO
                                         (000S)        ASSETS            ASSETS       ASSETS (b)         ASSETS (b)   TURNOVER (c)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $       80      0.56%(f)         0.75%(f)         12.49%(f)         (11.17%)(f)        7.19%
Year Ended October 31, 2005          $    5,133      0.53%            2.31%             1.54%              1.30%           28.77%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)    $        1      1.25%(f)        (0.58%)(f)        12.98%(f)         (12.30%)(f)        7.19%
Year Ended October 31, 2005          $      982      1.25%            0.27%             2.22%             (0.70)%          28.77%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2004 (d)    $       36      1.25%(f)        (1.04%)(f)        12.92%(f)         (12.72%)(f)        7.19%
Year Ended October 31, 2005          $    9,200      1.25%            0.25%             2.22%             (0.72)%          28.77%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (d)    $        1      0.85%(f)        (0.18%)(f)        12.57%(f)         (11.90%)(f)        7.19%
Year Ended October 31, 2005          $        1      0.84%           (0.55%)            1.90%             (1.62)%          28.77%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $        1      0.40%(f)         0.27%(f)         12.12%(f)         (11.44%)(f)        7.19%
Year Ended October 31, 2005          $        1      0.33%            2.98%             1.94%              1.38%           28.77%
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $    1,034      0.25%(f)         0.42%(f)         11.97%(f)         (11.29%)(f)        7.19%
Year Ended October 31, 2005          $    1,189      0.25%            3.04%             1.41%              1.87%           28.77%
---------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.


(g) The amount is less than $0.005.


32 | GARTMORE OPTIMAL ALLOCATIONS SERIES

APPENDIX DESCRIPTION OF UNDERLYING FUNDS

Following is a description of the Underlying Funds selected for each asset class. The mix of Underlying Funds held by an individual Optimal Fund depends on its target allocation and the portfolio managers' assessment of current economic and market conditions. The following list of eligible Underlying Funds is subject to change at any time and without notice. Prospectuses for the Underlying Funds include more information and can be requested using the addresses and telephone numbers on the back of this Prospectus.

U.S. STOCKS - LARGE CAP STOCKS


GARTMORE GROWTH FUND seeks long-term capital appreciation and invests primarily in common stocks of large-cap companies. When selecting securities, the Fund's portfolio managers consider, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flow, and dividends. The portfolio managers look for companies whose earnings are expected to consistently grow faster than other companies in the market.

GARTMORE LARGE CAP VALUE FUND seeks to maximize total return, consisting of both capital appreciation and current income. Under normal circumstances, the Fund typically invests at least 80% of the value of its net assets in equity securities issued by large-cap companies, utilizing a value style of investing. In pursuing the Fund's objective, the portfolio managers compare securities of larger companies to others similarly situated, using some or all of the following factors, which the portfolio managers believe have predictive performance characteristics: earnings momentum; price momentum; and price-to-economic value. The portfolio managers further seek to minimize risk by investing in companies that possess characteristics similar to the companies in the Fund's benchmark, the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

GARTMORE NATIONWIDE FUND seeks total return through a flexible combination of capital appreciation and current income. The Fund invests primarily in common stocks and convertible securities. When selecting securities, the Fund's portfolio managers consider companies that demonstrate above-average revenue and earnings growth, consistent earnings growth and attractive value.

GARTMORE NATIONWIDE LEADERS FUND seeks a high total return from a concentrated portfolio of U.S. securities, primarily common stocks and convertible securities of large companies. Under normal circumstances, the Fund typically invests at least 80% of the value of its net assets in stocks of "U.S. Leaders." The Fund's portfolio manager defines a U.S. Leader as a company with a strong franchise, capable of taking advantage of its positioning in the marketplace. Because these companies have a reputation for quality management and superior products and services, Fund management expects these companies to become dominant in their industries. The portfolio manager seeks companies that generally demonstrate above average revenue growth, above average earnings growth, consistent earnings growth and attractive value. The Fund typically holds a core group of 20 to 30 common stocks of large-cap companies.

GARTMORE U.S. GROWTH LEADERS FUND seeks long-term growth and under normal circumstances invests at least 80% of the value of its net assets in stocks of "U.S. Growth Leaders." The Fund's portfolio managers define a "U.S. Growth Leader" as a U.S. company with a strong and improving franchise that is well positioned to take advantage of growth opportunities. Because these companies have high growth potential and a reputation for quality management and superior products and services, the managers expect them to become dominate in their industries. The managers look for companies whose earnings are expected to grow faster than other companies in the market. The Fund typically holds a core group of 20 to 30 stocks of companies of any size whose earnings are expected to grow faster than those of other companies in the market. The Fund invests 25% or more of its total assets in software and technology-related companies.


U.S. STOCKS - SMALL/MID-CAP STOCKS


GARTMORE MID CAP GROWTH FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in stocks of mid-cap companies. The Fund focuses on reasonably priced growth companies. In selecting stocks, the Fund's portfolio managers review the earnings growth of all publicly-traded mid-cap companies over the past three years and selects investments based on characteristics including above-average, consistent earnings growth and superior forecasted growth versus the market; financial strength and stability; balance sheet strength; strong competitive advantage within the securities industry; positive investor sentiment; relative market value and management team strength.


                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 33

GARTMORE MID CAP GROWTH LEADERS FUND seeks long-term capital appreciation, and under normal circumstances invests at least 80% of the value of its net assets in equity securities issued by mid-cap companies that the Fund's management believes are, or have the potential to be, Mid Cap Growth Leaders. Fund management tries to choose such investments that will increase in value over the long term. Under normal circumstances, the Fund holds between 25 and 40 such securities. From time-to-time, the Fund may invest a portion of its portfolio in companies experiencing "special situations", such as acquisitions, consolidations, mergers, reorganizations or other unusual developments, if the portfolio manager believes equity securities issued by those companies will increase in value.

GARTMORE SMALL CAP FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of the value of its net assets in stocks of small-cap companies. The Fund's portfolio management considers many factors when selecting securities, including measures of earnings momentum, relative value, management's decisions and price trends. The Fund may also invest in stocks of larger U.S. companies and in foreign securities.

GARTMORE SMALL CAP LEADERS FUND seeks long-term capital appreciation and, under normal circumstances, invests 80% of the value of its net assets in equity securities of issuers considered to be small-cap companies as of the time of investment. The Fund is managed using a multi-team approach. One team employs a small-cap growth style while the other uses a small-cap value style. The Gartmore Small Cap Growth Team invests in securities of undiscovered, emerging growth small-cap companies in an attempt to provide investors with potentially higher returns than funds that invest primarily in larger, more established companies. The Gartmore Small Cap Value Team looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities. The Fund may invest without limit in initial public offerings ("IPOs") of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of such IPOs would be uncertain.

GARTMORE VALUE OPPORTUNITIES FUND seeks long-term capital appreciation through investment in common stocks or their equivalents. Under normal circumstances, the Fund invests primarily in equity securities issued by small-cap companies that the Fund's portfolio manager considers to be "value" companies. The portfolio managers believe these companies have strong earnings growth potential, which has not been fully valued by the market. The Fund also invests in companies that are not well recognized, in "special situations" (companies involved in acquisitions, consolidations, mergers, or other unusual developments) and turnaround situations (companies that have experienced significant business problems but, in the portfolio manager's view, have favorable prospects for recovery). The Fund may also invest a portion of its portfolio in large-cap and mid-cap companies and in real estate investment trusts (REITs).


INTERNATIONAL STOCKS

GARTMORE INTERNATIONAL GROWTH FUND seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries. The Fund's portfolio managers select companies the managers believe have earnings growth potential that the market has underestimated. The Fund's equity investments may include common stocks, equity interests in foreign investment funds or trusts, and depositary receipts. The Fund may use derivatives, primarily futures and options, for efficient portfolio management.


GARTMORE WORLDWIDE LEADERS FUND seeks long-term capital growth and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities of companies located throughout the world, including the U.S. Some of these are multinational companies, while others are located and have primary economic ties in one country. Ordinarily, the Fund invests in companies from at least three different countries. The Fund's portfolio managers choose companies they consider to be "Worldwide Leaders", defined as a company located anywhere in the world that appears well positioned to take advantage of growth opportunities in the company's industry. The portfolio managers select companies that they believe offer long-term, strategic growth opportunities and companies believed to offer short-term tactical opportunities based on current circumstances. The Fund typically invests in securities issued by approximately 30-40 companies.


34 | GARTMORE OPTIMAL ALLOCATIONS SERIES

BONDS


GARTMORE BOND FUND seeks as high a level of current income as is consistent with preserving capital. The Fund invests primarily in fixed-income securities that are investment-grade, including corporate bonds, U.S. government securities, U.S. government agency securities. The Fund also invests in foreign government and corporate bonds denominated in U.S. dollars and in mortgage-backed and asset-backed securities. The Fund may also invest in commercial paper rated in one of the two highest rating categories by a rating agency. Although the Fund focuses on "investment-grade" taxable debt securities, the Fund may invest a portion of the portfolio in debt securities rated below investment grade, also known as "junk bonds." In selecting securities, the Fund's portfolio managers look for value and consider both the duration of particular bonds and the Fund's overall portfolio.

GARTMORE GOVERNMENT BOND FUND seeks as high a level of current income as is consistent with preserving capital. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and U.S. government agency securities. To select investments that fit the Fund's objectives, the portfolio manager relies primarily on interest rate expectations, yield-curve analysis (determining whether a short-, intermediate-, or long-term duration is appropriate based on interest rates), economic forecasting, and market sector analysis. The portfolio manager intends to maintain a duration of four to six years.

GARTMORE HIGH YIELD BOND FUND seeks high current income with capital appreciation as a secondary objective and invests primarily in U.S. dollar-denominated high yield bonds of U.S. and foreign issuers. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in bonds that are considered below-investment grade. Such bonds are commonly known as junk bonds. These bonds may be of any credit quality and may include securities that are not currently paying interest, pay-in-kind securities, zero coupon bonds and securities that are in default. The Fund's portfolio manager generally uses a "bottom-up" approach when selecting securities, focusing on credit analysis of individual issues. The portfolio manager uses an active process that emphasizes relative value, managing on a total return basis, and using research to identify bonds of issuers with stable to improving financial situations, with yields that may compensate for the risk of investing in high-yield bonds. The portfolio managers intend to maintain a duration between three and six years.


SHORT-TERM INVESTMENTS


GARTMORE MONEY MARKET FUND seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund invests in high-quality money market obligations maturing in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in one of the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. The Fund may invest in floating- and variable-rate obligations and may enter into repurchase agreements. The fund's dollar-weighted average maturity will be 90 days or less.

GARTMORE ENHANCED INCOME FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. Under normal market conditions, the Fund invests primarily in high-grade corporate bonds, U.S. government securities and U.S. government agency securities. The Fund may also purchase mortgage-backed and asset-backed securities, and may invest in fixed income securities that pay interest on either a fixed-rate or variable-rate basis. The Fund's duration is not expected to exceed two years. The Fund may also enter into futures or options contracts solely for the purpose of adjusting the fund's duration in order to minimize fluctuation of the Fund's share value.

GARTMORE SHORT DURATION BOND FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. Under normal circumstances, the Fund invests primarily in U.S. government securities, U.S. government agency securities, and corporate bonds that are investment grade. The Fund also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed income securities that pay interest on either a fixed-rate or variable-rate basis. The Fund is managed so that its duration generally will not exceed three years, and the Fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the Fund's duration in order to minimize fluctuation of the Fund's share value.


SPECIALTY ASSETS


GARTMORE CONVERTIBLE FUND seeks to preserve capital and provide current yield and capital appreciation by investing in convertible securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in convertible securities, typically issued by U.S. companies. These may be either debt securities or preferred stock that can be exchanged for common stock. The Fund may receive interest income on a convertible security and may also benefit from any increase in the security's value, which tends to increase or decrease when the market value of the underlying security (generally common stock) increases or decreases.


                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 35

The portfolio managers strive to buy convertible securities with moderate durations (typically three to seven years), trading at or below par. The Fund generally emphasizes investment-grade convertible securities; however, it may invest in convertible securities of any credit quality, including securities that are below investment-grade, not currently paying interest, or in default. Bonds rated below the top-four rating categories according to a nationally recognized rating agency are considered to be below investment-grade and are commonly referred to as "junk bonds." A significant portion of the Fund's holdings are securities that have not been registered for public sale, but are eligible for purchase and sale by certain qualified institutional buyers. These are known as "Rule 144A securities."

GARTMORE EMERGING MARKETS FUND seeks long-term capital growth by investing primarily in equity securities of companies located in "emerging market countries." The Fund considers countries to be emerging if the International Finance Corporation defines them as emerging market countries, the World Bank defines them as having low-to-middle income economies, or they are listed as developing countries in World Bank publications. There are more than 25 countries that currently qualify as emerging market countries, including Brazil, China, South Korea, Mexico and Taiwan. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies that are located in emerging markets or developing countries or that derive a significant portion of their earnings or revenues from emerging market countries. The Fund's portfolio managers select companies they believe have the potential to deliver unexpected earnings growth. The Fund's securities holdings may include common stocks, preferred stocks, equity interests in foreign investment funds or trusts, derivative securities and depositary receipts.

GARTMORE GLOBAL FINANCIAL SERVICES FUND seeks long-term capital growth and under normal circumstances, invests at least 80% of the value of its net assets in equity securities of U.S. and foreign companies of any size that have business operations in or related to financial services. The Fund's managers consider companies with at least 50% of their assets, revenues or net income related to the financial services sector. The Fund invests 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies and insurance companies. The Fund's holdings of equity securities may include common stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trusts (REITs) and depositary receipts.

GARTMORE GLOBAL HEALTH SCIENCES FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of its the value of its net assets in equity securities issued by U.S. and foreign companies of any size with business operations in or related to health sciences. The Fund's portfolio managers consider companies that derive at least 50% of their assets, revenues or net income from health sciences. The Fund invests 25% or more of its assets in at least one of the following industry groups: health care, pharmaceuticals, biotechnology, medical supplies, medical services and medical devices. The Fund's holdings of equity securities may include common stocks, convertible securities and depositary receipts.

GARTMORE GLOBAL NATURAL RESOURCES FUND seeks long-term capital growth and, under normal circumstances, invests at least 80% of its the value of its net assets in equity securities issued by U.S. and foreign companies of any size with business operations in or related to activities in natural resources industries. The Fund's portfolio managers generally consider companies that derive at least 50% of their assets, revenues or net income from activities in natural resources industries. The Fund invests more than 25% of its assets in natural resources industries, including integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, ferrous and nonferrous metals, base metal production, forest products, agricultural products, paper products, chemicals, building materials, coal, alternative energy sources, real estate and environmental services. The Fund's holdings of equity securities may include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trusts (REITs) and depositary receipts. The Fund may invest in commodity-linked derivatives such as commodity options and futures, in an attempt to increase its investment return and manage the Fund's exposure to changing commodity prices, securities prices and other economic variables.

GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND seeks long-term capital appreciation and, under normal circumstances, invests at least 80% of its the value of its net assets in stocks of companies of any size, with business operations in or related to technology or communications. The Fund's managers consider companies that derive at least 50% of their assets, revenues or net income related to technology and communications industries. The Fund invests more than 25% of its total assets in technology and/or communications industries, including hardware and equipment, information technology, software, consulting and services, consumer electronics, defense technology, broadcasting and communication equipment.


36 | GARTMORE OPTIMAL ALLOCATIONS SERIES

GARTMORE GLOBAL UTILITIES FUND seeks long-term capital growth and, under normal circumstances, invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies of any size, with business operations in or related to utilities. The Fund's manager generally considers companies that derive at least 50% of their assets, revenues or net income from utilities servicing or activities in utilities-related industries. The Fund invests 25% or more of its assets in at least one of the following industry groups: energy sources, maintenance services, companies that provide infrastructure for utilities, cable television, radio, telecommunications services, transportation services and water and sanitary services. Although utility companies have traditionally paid above-average dividends, the portfolio manager focuses on companies with strong growth potential rather than those paying high current dividends.

GARTMORE MICRO CAP EQUITY FUND* seeks long-term capital appreciation and, under normal circumstances invests at least 80% of the value of its net assets in stocks of "micro-cap companies." These are companies having a market capitalization within the range of the companies in the Wilshire Micro-Cap Index. The Fund focuses on undiscovered, small-sized emerging growth companies. Since micro-capitalization companies are generally less well known and typically not analyzed as extensively as larger companies, their stocks may be mispriced, creating an opportunity for higher returns. In analyzing specific companies, the Fund's portfolio manager ordinarily looks for several of the following characteristics: development of new products, technologies or markets; a high quality balance sheet; above-average earnings growth; attractive valuation; and a strong management team. Although the Fund's portfolio manager looks for companies with the potential for strong earnings growth, some of the Fund's holdings may be companies that are experiencing losses.

* The Gartmore Micro Cap Equity Fund ("Micro Cap Fund") closed to new investors effective November 30, 2004. As of the date of this prospectus, the Micro Cap Fund remains open to investors through the Optimal Funds.

GARTMORE U.S. GROWTH LEADERS LONG-SHORT FUND seeks long-term capital appreciation. The Fund primarily invests and executes short sales in equity securities of U.S. and non-U.S. issuers that are listed on a national securities exchange or quoted on Nasdaq. Under normal circumstances, the Fund invests 80% of the value of its net assets in U.S.-based companies. The Fund may invest in companies of any size, including small or medium-sized companies. In general, the Fund invests, or takes "long positions" in companies the portfolio managers believe will appreciate in value. Conversely, the Fund takes "short positions", or agrees to sell at a specified price, companies the portfolio manager expects to decline in value. The Fund typically takes long positions in "leaders," companies benefiting from superior management, products, or distribution that the portfolio manager believes will generate earnings growth exceeding market expectations. The Fund's portfolio manager intends to take short positions in stocks whose earnings seem to be reflected in the current price or appear likely to fall short of expectations, those that operate in an industry with a structural weakness, are believed to have poor quality management, or appear likely to suffer an event affecting their long-term earnings power. In addition, the Fund may make strategic paired trades, taking both long and short positions in companies in the same industry in order to minimize the effect of market and sector fluctuations on the Fund's performance.

UNAFFILIATED REAL ESTATE FUNDS The Funds may invest in one or more unaffiliated mutual funds or exchange-traded funds that, under normal circumstances, invest at least 80% of their net assets in equity securities issued by real estate investment trusts and companies engaged in the real estate industry. These Funds typically seek long-term capital appreciation, with income as a secondary objective. A company is considered to be a "real estate company" if at least 50% of the company's revenues or 50% of the market value of the company's assets are related to the ownership, construction, management or sale of real estate.


                                        GARTMORE OPTIMAL ALLOCATIONS SERIES | 37

                       This page intentionally left blank

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents--which may be obtained free of charge--contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request publicinfo@sec.gov,


o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.), or


o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

                  (C)2005 Gartmore Global Investments, Inc. All rights reserved.


                                                                     PR-OPT 2/06

SECTOR Series

Gartmore Global Financial Services Fund
Gartmore Global Health Sciences Fund
Gartmore Global Natural Resources Fund
Gartmore Global Technology and Communications Fund
Gartmore Global Utilities Fund

                                                                 [GARTMORE LOGO]

Fund PROSPECTUS


February 28, 2006


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                                           www.gartmorefunds.com

SECTOR Series


These specialty Funds feature global sector portfolios focused on specific industries, including financial services, health sciences, natural resources, technology and utilities.

FUND AND CLASS                                                          TICKER
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund Class A                         GLFAX
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund Class B                         GLFBX
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund Class C                         GLFCX
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund Class R                         GLFRX
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund Institutional Class             GLFIX
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund Institutional Service Class     GFISX
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund Class A                            GLSAX
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund Class B                            GLSBX
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund Class C                            GMSCX
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund Class R                            GGHRX
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund Institutional Class                GGHIX
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund Institutional Service Class        GLSIX
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund Class A                          GGNAX
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund Class B                          GGNBX
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund Class C                          GGNCX
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund Class R                          GGNRX
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund Institutional Class              GGNIX
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund Institutional Service Class      GGNSX
--------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund Class A              GAGTX
--------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund Class B              GBGTX
--------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund Class C              GCGTX
--------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund Class R              GGTRX
--------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund Institutional
   Class                                                                GGTIX
--------------------------------------------------------------------------------
Gartmore Global Technology and Communications Fund Institutional
   Service Class                                                        GIGTX
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund Class A                                  GGUAX
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund Class B                                  GGUBX
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund Class C                                  GGUCX
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund Class R                                  GLURX
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund Institutional Class                      GLUIX
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund Institutional Service Class              GUISX
--------------------------------------------------------------------------------

TABLE OF CONTENTS


 4       SECTION 1: FUND SUMMARIES
            AND PERFORMANCE
         Gartmore Global Financial Services Fund
         Gartmore Global Health Sciences Fund
         Gartmore Global Natural Resources Fund
         Gartmore Global Technology and
            Communications Fund
         Gartmore Global Utilities Fund

25       SECTION 2: FUND DETAILS
         Additional Information about Investments,
         Investment Techniques and Risks

27       SECTION 3: FUND MANAGEMENT
         Investment Adviser and Subadviser
         Portfolio Management

30       SECTION 4: INVESTING WITH GARTMORE
         Choosing a Share Class
         Sales Charges and Fees
         Contacting Gartmore Funds
         Buying Shares
         Fair Valuation
         Customer Identification Information
         Exchanging Shares
         Automatic Withdrawal Program
         Selling Shares
         Excessive or Short-Term Trading
         Exchange and Redemption Fees

42       SECTION 5: DISTRIBUTIONS AND TAXES
         Distributions and Capital Gains
         Selling and Exchanging Shares
            Other Tax Jurisdictions
         Tax Status for Retirement Plans and
         Other Tax-Deferred Accounts
         Backup Withholding

43       SECTION 6: FINANCIAL HIGHLIGHTS

                                                      GARTMORE SECTOR SERIES | 1

SECTOR Series

INTRODUCTION TO THE SECTOR SERIES


THIS PROSPECTUS PROVIDES INFORMATION ABOUT FIVE FUNDS (THE "FUNDS"), THE SHARES OF WHICH ARE OFFERED BY GARTMORE MUTUAL FUNDS (THE "TRUST"):


Gartmore Global Financial Services Fund
Gartmore Global Health Sciences Fund
Gartmore Global Natural Resources Fund
Gartmore Global Technology and Communications Fund
Gartmore Global Utilities Fund

THESE FUNDS ARE PRIMARILY INTENDED:

o To help investors seek to grow their capital by pursuing investment opportunities in specific market sectors with dynamic prospects.

Because the Funds concentrate their investments in particular sectors of the economy, they may involve substantially higher risks and greater volatility than other mutual funds and may not be appropriate for conservative investors. To decide if one or more of these Funds is appropriate for your investment program, you should consider your personal investment objectives and financial circumstances, the length of time until you need your money, and the amount of risk you are comfortable taking.


The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT ANY OF THE FUNDS WILL MEET THEIR RESPECTIVE OBJECTIVES OR THAT THE FUNDS' PERFORMANCE WILL BE POSITIVE FOR ANY PERIOD OF TIME.


Each Fund's investment objective can be changed without shareholder approval.

A NOTE ABOUT SHARE CLASSES


Each Fund offers six different share classes--Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class. An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges, and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.


2 | GARTMORE SECTOR SERIES

KEY TERMS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

COMMODITY-LINKED DERIVATIVES - investments that are linked to, and therefore provide exposure to, the investment returns of physical assets that trade in the commodities markets without actually investing in such physical assets themselves.


EQUITY SECURITIES - securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer. They may also include interests in real estate investment trusts.

EMERGING MARKET COUNTRIES - developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.


GROWTH STYLE - a style of investing in equity securities of companies that the Fund's management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.


LARGE-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Standard & Poor's (S&P) 500(R) Composite Stock Price Index, ranging from $665 million to $370.3 billion as of December 31, 2005.


MARKET CAPITALIZATION - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.


MID-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Russell Midcap(R) Index, ranging from $563 million to $18.4 billion as of December 31, 2005.

SMALL-CAP COMPANIES - companies whose market capitalization is similar to those of companies included in the Russell 2000(R) Index, ranging from $26 million to $4.4 billion as of December 31, 2005.


                                                      GARTMORE SECTOR SERIES | 3

SECTION 1 GARTMORE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------
A financial services company is one that is primarily involved in or related to banking, mortgage lending and servicing, securities and commodities trading, investment management, investment banking, insurance, real estate, providing financial guarantees, leasing, credit card servicing and lending.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging market countries) with business operations in or related to financial services.


A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from one or more of these sectors. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o    banks and savings and loans

o    consumer and industrial finance companies

o    investment banks

o    insurance brokers

o    insurance companies

o    securities brokers and advisers

o    real estate-related companies

o    leasing companies

The portfolio managers aim to provide strong performance by investing in companies they believe

o     have the potential to deliver unexpected earnings growth, and


o whose prospects for earnings growth have been underestimated by the market.


Just as importantly, the Fund's management attempts to avoid companies whose earnings are likely to fall short of expectations.

The portfolio managers assess the valuation and growth rates both of a particular company and of the financial sector the company is in. They conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing their own valuations of individual companies to those of the market, the portfolio managers pinpoint companies whose prospects appear different from the market's consensus.

The Fund may invest in financial services companies of any size, including established large-cap companies that are expected to grow with the market and small-cap and mid-cap companies that may offer strong prospects for future growth.

The portfolio managers typically sell a security if it no longer offers potential for unexpected earnings growth. They specifically monitor:


o    earnings revisions and surprises,

o    stock price performance, and

o any information indicating a change in the industry or franchise assessment of a company.


Gartmore Global Asset Management Trust, the Fund's investment adviser, has chosen Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Morgan Stanley Capital International (MSCI) World Financials Index(SM), or other funds with similar investment objectives and strategies.


SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.


NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in financial services industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


If the value of the Fund's investments goes down, you may lose money.

4 | GARTMORE SECTOR SERIES

SECTION 1 GARTMORE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE
          (CONT.)


PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                         2002     2003     2004    2005
                       -------   ------   ------  ------
                       -10.24%   40.84%   20.39%  10.61%

BEST QUARTER: 22.35% - 2ND QTR. OF 2003
WORST QUARTER: -19.98% - 3RD QTR. OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER  31, 2005

                                                              SINCE INCEPTION
                                             1 YEAR            (DEC. 18, 2001)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                 4.26%                     12.54%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                              3.01%                     10.85%
--------------------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and Sales of Shares          3.56%                      9.99%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                 4.89%                     13.03%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2)              8.82%                     13.35%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)             10.56%                     13.68%
--------------------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                                 10.98%                     14.50%
--------------------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                              10.90%                     14.48%
--------------------------------------------------------------------------------
MSCI World Financials Index(5)               12.11%                      5.37%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.


(3) Returns before the first offering of Class R shares (12/30/03) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because these two classes invest in the same portfolio of securities. Returns for this class have been adjusted to eliminate sales charges that do not apply to the class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.


(5) The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

                                                      GARTMORE SECTOR SERIES | 5

SECTION 1 GARTMORE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE
          (CONT.)


FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       INSTITUTIONAL
SHAREHOLDER FEES (PAID DIRECTLY FROM                                                                         SERVICE  INSTITUTIONAL
YOUR INVESTMENT)(1)                    CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES   CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
upon purchases (as a percentage of
offering price)                              5.75%(2)            None            None            None           None         None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
imposed upon redemptions (as a
percentage of offering or sale
price, whichever is less)                     None(3)        5.00%(4)        1.00%(5)            None           None         None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee
(as a percentage of amount
redeemed or exchanged)(6)                       2.00%           2.00%           2.00%           2.00%          2.00%        2.00%


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING                                                                                  INSTITUTIONAL
EXPENSES (EXPENSES THAT ARE                                                                              SERVICE      INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES   CLASS SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have the
Fund's investments professionally
managed)(7)                                     0.90%           0.90%           0.90%           0.90%          0.90%         0.90%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1)
Fees (paid from Fund assets to cover
the cost of sales, promotions and
other distribution activities, as
well as certain shareholder
servicing costs)                                0.25%           1.00%           1.00%        0.40%(8)           None          None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(9)                               0.91%           0.91%           0.91%           1.11%          0.91%         0.91%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES            2.06%           2.81%           2.81%           2.41%          1.81%         1.81%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(10)                               0.41%           0.41%           0.41%           0.41%          0.41%         0.41%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(AFTERWAIVERS/REIMBURSEMENTS)                   1.65%           2.40%           2.40%           2.00%          1.40%         1.40%
------------------------------------------------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC ) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) The management fee may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the MSCI World Financials Index. As a result, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustments, the management fee could range from 0.70% at its lowest to1.00% at its highest.

(8) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information See Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(9) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.00%, 0.20% and 0.00%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(10) Gartmore Mutual Funds (the "Trust") and Gartmore Global Asset Management Trust (the "Adviser") have entered into a written contract limiting operating expenses to 1.40% at least through February 28, 2007 for all share classes. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees, short sale dividend expenses, and administrative services fees and may exclude other expenses as well. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, as long as the Adviser made the payments or waived the fees during the Fund's first five years of operations and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement and provided that no reimbursement amount will continue to accrue more than five years after a Fund's commencement of operations. If the maximum amount of 12b-1 fees and administrative services fees were charged, the "Total Annual Fund Operating Expenses (After Waivers/ Reimbursements)" could increase to 1.90% for Class A shares, 2.15% for Class R shares and 1.65% for Institutional Service Class shares before the Adviser would be required to further limit the Fund's expenses.


6 | GARTMORE SECTOR SERIES

SECTION 1 GARTMORE GLOBAL FINANCIAL SERVICES FUND SUMMARY AND PERFORMANCE
          (CONT.)


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                           $  733   $ 1,146   $ 1,584   $  2,797
--------------------------------------------------------------------------------
Class B shares                            $  743   $ 1,132   $ 1,648   $  2,845
--------------------------------------------------------------------------------
Class C shares                            $  343   $   832   $ 1,448   $  3,108
--------------------------------------------------------------------------------
Class R shares                            $  203   $   712   $ 1,249   $  2,715
--------------------------------------------------------------------------------
Institutional Service Class shares        $  143   $   530   $   942   $  2,093
--------------------------------------------------------------------------------
Institutional Class shares                $  143   $   530   $   942   $  2,093
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                            $  243   $   832   $ 1,448   $  2,845
--------------------------------------------------------------------------------
Class C shares                            $  243   $   832   $ 1,448   $  3,108
--------------------------------------------------------------------------------

** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.


The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                      GARTMORE SECTOR SERIES | 7

SECTION 1 GARTMORE GLOBAL HEALTH SCIENCES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
A health sciences company is one that focuses on maintaining or improving one's quality of life through research, development and/or distribution of products or services related to medicine, pharmaceuticals or personal health care.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging market countries) with business operations in or related to health sciences.


A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from health sciences. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     biotechnology

o     health care

o     medical services and devices

o     medical supplies o pharmaceuticals


In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:


o     above-average per share earnings growth

o     evidence of positive fundamental change

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing

o     strong management

o general operating characteristics that enable the company to compete successfully

The Fund may invest in health sciences companies of any size, including established large-cap companies that are expected to grow with the market and small-cap and mid-cap companies that may offer strong prospects for future growth.


The portfolio manager considers selling a security when any of these factors changes materially or when an alternative investment provides more attractive risk/return characteristics.


PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.


SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Goldman Sachs (GS) Healthcare Index, or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.


CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in health sciences industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


If the value of the Fund's investments goes down, you may lose money.

8 | GARTMORE SECTOR SERIES

PERFORMANCE

The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                     2001     2002      2003      2004      2005
                     -----  -------    ------     -----    -----
                     1.10%  -19.58%    36.77%     8.19%    7.67%

BEST QUARTER: 20.00% 2ND QTR. OF 2003
WORST QUARTER: -17.40% 1ST QTR. OF 2001

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                                          SINCE
                                                                      INCEPTION
                                                                      (DEC. 29,
                                                  1 YEAR    5 YEARS       2000)
--------------------------------------------------------------------------------
Class A shares - Before Taxes                      1.51%      4.07%       4.08%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions                               -1.64%      3.13%       3.15%
--------------------------------------------------------------------------------
Class A shares - After Taxes
   on Distributions
   and Sales of Shares                             1.11%      3.07%       3.09%
--------------------------------------------------------------------------------
Class B shares - Before Taxes                      2.20%      4.31%       4.47%
--------------------------------------------------------------------------------
Class C shares - Before Taxes(2,3)                 5.97%      4.64%       4.64%
--------------------------------------------------------------------------------
Class R shares - Before Taxes(3)                   7.76%      4.88%       4.87%
--------------------------------------------------------------------------------
Institutional Service Class shares -
   Before Taxes                                    7.87%      5.56%       5.57%
--------------------------------------------------------------------------------
Institutional Class shares -
   Before Taxes(4)                                 8.03%      5.61%       5.62%
--------------------------------------------------------------------------------
GS Healthcare Index(5)                            12.11%      1.96%       1.96%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.

(3) Returns before the first offering of Class C shares (9/23/02) and Class R shares (12/30/03) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares and Class R shares would have produced because these two classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The GS Healthcare Index is an unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health care sector. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


                                                      GARTMORE SECTOR SERIES | 9

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                                     INSTITUTIONAL  INSTITUTIONAL
INVESTMENT)(1)                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SERVICE CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)            5.75%(2)        None            None           None                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load)imposed upon
redemptions (as a percentage
of offering or sale
price, whichever is less)                None(3)         5.00%(4)        1.00%(5)        None                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)(6)                         2.00%           2.00%           2.00%           2.00%                 2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE                                                                            INSTITUTIONAL  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES  SERVICE CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)               0.90%           0.90%           0.90%           0.90%                 0.90%          0.90%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                         0.25%           1.00%           1.00%        0.40%(8)                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(9)                        0.58%           0.49%           0.49%           0.69%                 0.69%          0.49%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES(10)                             1.73%           2.39%           2.39%           1.99%                 1.59%          1.39%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.

(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.

(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A Shares if purchased without sales charges and for which a finders fee was paid. Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.

(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.

(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) The management fee may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the GS Healthcare Index. As a result, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustments, the management fee could range from 0.70% at its lowest to 1.00% at its highest.

(8) Pursuant to the Fund's Rule 12b-1 Plan, Class R Shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(9) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.09%, 0.20%, and 0.20%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(10) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written agreement limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.40% for all share classes at least through February 28, 2007. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or the cost of "Other Expenses" paid by the Adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Adviser may request and receive reimbursement of fees waived or limited and other reimbursements made by the Adviser. Any reimbursement to the Adviser must be made not more than five years after the Fund commenced operations. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses" could increase to 1.89% for Class A, 2.14% for Class R and 1.54% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses.


10 | GARTMORE SECTOR SERIES

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A shares*                           $  741   $ 1,089   $ 1,460   $  2,499
--------------------------------------------------------------------------------
Class B shares                            $  742   $ 1,045   $ 1,475   $  2,486
--------------------------------------------------------------------------------
Class C shares                            $  342   $   745   $ 1,275   $  2,726
--------------------------------------------------------------------------------
Class R shares                            $  202   $   624   $ 1,073   $  2,317
--------------------------------------------------------------------------------
Institutional Service Class shares        $  162   $   502   $   866   $  1,889
--------------------------------------------------------------------------------
Institutional Class shares                $  142   $   440   $   761   $  1,669
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                         1 YEARS   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class B shares                            $  242   $   745   $ 1,275   $  2,486
--------------------------------------------------------------------------------
Class C shares                            $  242   $   745   $ 1,275   $  2,726
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

                                                     GARTMORE SECTOR SERIES | 11

SECTION 1 GARTMORE GLOBAL NATURAL RESOURCES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth
--------------------------------------------------------------------------------
Natural Resources - materials with economic value that are derived from natural origins, such as energy sources, precious metals (E.G., gold, platinum), non-precious metals (E.G., aluminum, copper), chemicals and other basic commodities.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in EQUITY SECURITIES issued by U.S. and foreign companies of any size (including those located in EMERGING MARKET COUNTRIES) with business operations in or related to activities in natural resources industries. A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from one or more of these sectors.


Companies in natural resources industries may include those that:

o     participate in the discovery and development of natural resources

o     own or produce natural resources

o engage in the transportation, distribution, or processing of natural resources

o contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control

o provide related services such as mining, drilling, chemicals and related parts and equipment

The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     agricultural products

o     alternative energy sources

o     base metal production

o     building materials

o     chemicals

o     coal

o     energy services and technology

o     environmental services

o     ferrous and nonferrous metals

o     forest products

o     gold and other precious metals

o     integrated oil

o     steel and iron ore production

o     oil and gas exploration and production

o     paper products

o     real estate

The portfolio managers aim to provide strong performance by investing in companies they believe

o     have the potential to deliver unexpected earnings growth, and


o whose prospects for earnings growth have been underestimated by the market.


The portfolio managers assess the valuation and growth rates both of a particular company and of the natural resources sector the company is in. They conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing their own valuations of individual companies to those of the market, the portfolio managers pinpoint companies whose prospects appear different from the market's consensus.


The Fund may invest in natural resources companies of any size, including established LARGE-CAP COMPANIES that are expected to grow with the market and SMALL-CAP AND MID-CAP COMPANIES that may offer strong prospects for future growth. The Fund also invests in companies located in or tied economically to a number of countries throughout the world, including in emerging market countries, if the portfolio managers believe advantageous opportunities may exist there.


The portfolio managers maintain a strong selling discipline by:

o reviewing securities for potential sale if the price reaches a predetermined level

o     evaluating a security within the context of applicable historic trends

o     focusing on both economic and security specific news about the security.

In pursuing its investment objective, the Fund also may invest in COMMODITY-LINKED DERIVATIVES. The value of a commodity-linked derivative typically is based on the price movements of the physical commodities to which they are linked, a commodity index, or some other readily available measurable economic variable dependent on changes in the value of commodities or the commodities markets.

Gartmore Mutual Fund Capital Trust, the Fund's investment adviser, has chosen Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

12 | GARTMORE SECTOR SERIES

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.


As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:


STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, the Goldman Sachs (GS) Natural Resources Index, or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in natural resources industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


If the value of the Fund's investments goes down, you may lose money.

                                                     GARTMORE SECTOR SERIES | 13

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEAR ENDED DECEMBER 31)


                                   [BAR CHART]

                                      2005
                                      ----
                                     65.48%


BEST QUARTER: 28.91% - 3RD QTR OF 2005
WORST QUARTER: 2.89% - 4TH QTR OF 2005


After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005


                                                     SINCE INCEPTION
                                            1 Year   (June 29, 2004)
---------------------------------------------------------------------
Class A shares - Before Taxes               55.91%            52.92%
---------------------------------------------------------------------
Class A shares - After Taxes on             51.78%            49.05%
Distributions
---------------------------------------------------------------------
Class A shares - After Taxes on
Distributions and Sales of Shares           36.60%            43.33%
---------------------------------------------------------------------
Class B shares - Before Taxes               59.25%            55.68%
---------------------------------------------------------------------
Class C shares - Before Taxes               63.32%            57.84%
---------------------------------------------------------------------
Class R shares - Before Taxes               64.98%            58.45%
---------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                                65.72%            59.25%
---------------------------------------------------------------------
Institutional Class shares - Before Taxes   65.95%            59.42%
---------------------------------------------------------------------
GS Natural Resources Index(2)               34.44%            34.04%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) The GS Natural Resources Index is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks, including companies in the categories of extractive industries, energy, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.


14 | GARTMORE SECTOR SERIES

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR                                                                             INSTITUTIONAL SERVICE  INSTITUTIONAL
INVESTMENT)(1)                 CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)        5.75%(2)            None            None            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale
price, whichever is less)             None(3)        5.00%(4)        1.00%(5)            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)(6)                        2.00%           2.00%           2.00%           2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE                                                                     INSTITUTIONAL SERVICE INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)     CLASS A SHARES CLASS B SHARES  CLASS C SHARES  CLASS R SHARES            CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)              0.75%           0.75%           0.75%           0.75%                  0.75%          0.75%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                        0.25%           1.00%           1.00%        0.40%(8)                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(9)                       1.41%           1.36%           1.36%           1.56%                  1.51%          1.36%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                      2.41%           3.11%           3.11%           2.71%                  2.26%          2.11%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(10)                       0.91%           0.91%           0.91%           0.91%                  0.91%          0.91%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES
(AFTERWAIVERS/REIMBURSEMENTS)           1.50%           2.20%           2.20%           1.80%                  1.35%          1.20%

1 If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


2 The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


3 A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.


4 A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

5 A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


6 A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

7 The management fee may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the GS Natural Resources Index. As a result, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustments, the management fee could range from 0.50% at its lowest to 0.80% at its highest.

8 Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Charges and Fees.

9 "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.05%, 0.20%, and 0.15%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

10 Gartmore Mutual Funds ("The Trust") and Gartmore Mutual Fund Capital Trust ("the Adviser") have entered into a written agreement limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.20% for all share classes at least through February 28, 2007. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or the cost of "Other Expenses" paid by the Adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Adviser may request and receive reimbursement of fees waived or limited and other reimbursements made by the Adviser. Any reimbursement to the Adviser must be paid at a date not more than three years after the end of the fiscal year in which the Adviser made or waived the payment for which it is being reimbursed. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/ Reimbursements)" could increase to 1.70% for Class A, 1.95% for Class R and 1.45% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses.

                                                     GARTMORE SECTOR SERIES | 15

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------
Class A shares*               $   719   $   1,201   $   1,709   $   3,098
--------------------------------------------------------------------------
Class B shares                $   723   $   1,175   $   1,751   $   3,118
--------------------------------------------------------------------------
Class C shares                $   323   $     875   $   1,551   $   3,357
--------------------------------------------------------------------------
Class R shares                $   183   $     755   $   1,354   $   2,975
--------------------------------------------------------------------------
Institutional Service Class
shares                        $   137   $     619   $   1,127   $   2,524
--------------------------------------------------------------------------
Institutional Class shares    $   122   $     573   $   1,050   $   2,369
--------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                               1 YEAR     3 YEARS     5 YEARS   10  YEARS
--------------------------------------------------------------------------
Class B shares                $   223   $     875   $   1,551   $   3,118
--------------------------------------------------------------------------
Class C shares                $   223   $     875   $   1,551   $   3,357
--------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

16 | GARTMORE SECTOR SERIES

SECTION 1 GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital appreciation.


--------------------------------------------------------------------------------
Technology is the use of science to create new products and services. A technology or communications company is one, for example, that develops, produces or distributes products or services related to computers, semiconductors, electronics, communications, healthcare, or biotechnology.
--------------------------------------------------------------------------------


PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging market countries) with business operations in or related to technology or communications.


A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from one or more of these sectors. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     technology or communications hardware and equipment

o     information technology

o     software

o     technology or communications consulting services

o     consumer electronics

o     defense technology

o     broadcasting

In analyzing specific companies for possible investment, the Fund's portfolio manager ordinarily looks for several of the following characteristics:

o     above-average per share earnings growth

o     high return on invested capital

o     a healthy balance sheet

o     sound financial and accounting policies and overall financial strength

o     strong competitive advantages

o     effective research, product development and marketing

o     development of new technologies

o     efficient service and strong management

o     pricing flexibility

o general operating characteristics that enable the company to compete successfully

The Fund may invest in technology and communications companies of any size, including established large-cap companies that are expected to grow with the market and small-cap and mid-cap companies that may offer strong prospects for future growth.

The portfolio manager considers selling a security when any of these factors changes materially or when an alternative investment provides more attractive risk/return characteristics.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries.

SELECTION RISK - the portfolio manager may select securities that underperform the stock market, the Goldman Sachs Technology Composite Index(R) (GSTI(R)), or other funds with similar investment objectives and strategies.


SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

NONDIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.


CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in technology and communications industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


If the value of the Fund's investments goes down, you may lose money.

                                                     GARTMORE SECTOR SERIES | 17

SECTION 1 GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND SUMMARY AND PERFORMANCE (CONT.)


PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)

                                   [BAR CHART]

                    2001     2002     2003    2004    2005
                    ----     ----     ----    ----    ----
                  -41.94%  -43.57%   51.20%   3.97%  -0.51%

BEST QUARTER: 24.50% 2ND QTR. OF 2003
WORST QUARTER: -41.28% 1ST QTR. OF 2001

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax returns depend on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER 31, 2005

                                                              SINCE
                                                          INCEPTION
                                                          (JUNE 30,
                                       1 YEAR   5 YEARS       2000)
--------------------------------------------------------------------
Class A shares - Before Taxes          -6.23%   -13.56%     -15.42%
--------------------------------------------------------------------
Class A shares - After Taxes
on Distributions                       -6.23%   -13.56%     -15.87%
--------------------------------------------------------------------
Class A shares - After Taxes
on Distributions and Sales of Shares   -4.05%   -10.94%     -12.36%
--------------------------------------------------------------------
Class B shares - Before Taxes          -6.00%   -13.46%     -15.25%
--------------------------------------------------------------------
Class C shares - Before Taxes(2,3)     -2.03%   -12.97%     -14.98%
--------------------------------------------------------------------
Class R shares - Before Taxes(3)       -0.79%   -12.97%     -14.98%
--------------------------------------------------------------------
Institutional Service Class shares -
Before Taxes                           -0.50%   -12.23%     -14.23%
--------------------------------------------------------------------
Institutional Class shares -
Before Taxes(4)                        -0.25%   -12.18%     -14.19%
--------------------------------------------------------------------
Goldman Sachs Technology
Composite Index(R) (GSTI(R))(5)         1.76%    -7.18%     -15.14%

(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.


(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.


(3) Returns before the first offering of Class C shares (3/1/01) and Class R shares (12/30/03) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares and Class R shares would have produced because these two classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The GSTI is an unmanaged, modified, market capitalization-weighted index that measures the performance of companies in the technology sector. These returns do not include the effect of any sales charges or expenses. If sales charges or expenses were deducted, the actual returns of this Index would be lower.


18 | GARTMORE SECTOR SERIES

SECTION 1 GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
          SUMMARY AND PERFORMANCE (CONT.)


FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.


------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR INVESTMENT)                                                                  INSTITUTIONAL SERVICE  INSTITUTIONAL
(1)                             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES  CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)         5.75%(2)            None            None            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale
price, whichever is less)              None(3)        5.00%(4)        1.00%(5)            None                   None           None
------------------------------------------------------------------------------------------------------------------------------------

Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)(6)                         2.00%           2.00%           2.00%           2.00%                  2.00%          2.00%
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE                                                                     INSTITUTIONAL SERVICE  INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)      CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS R SHARES           CLASS SHARES   CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)                0.88%           0.88%           0.88%        0.88%                    0.88%          0.88%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost of
sales, promotions and other
distribution activities, as
well as certain
shareholderservicing costs)               0.25%           1.00%           1.00%        0.40%(8)                  None           None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses(9)                         1.08%           1.02%           1.02%        1.22%                    1.23%          1.02%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  2.21%           2.90%           2.90%        2.50%                    2.11%          1.90%
------------------------------------------------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense              0.52%           0.52%           0.52%        0.52%                    0.52%          0.52%
Reimbursement(10)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS/
REIMBURSEMENTS)                           1.69%           2.38%           2.38%        1.98%                    1.59%          1.38%

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.


(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) The management fee may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the GS Technology Composite Index. As a result, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustments, the management fee could range from 0.78% at its lowest to 0.98% at its highest. For more information see Section 3, Fund Management: Management Fees.

(8) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4, Investing with
      Gartmore: Sales Charges and Fees.

(9) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.06%, 0.20%, and 0.21%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(10) Gartmore Mutual Funds (the "Trust") and Gartmore Mutual Fund Capital Trust (the "Adviser") have entered into a written agreement limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.38% for all share classes at least through February 28, 2007. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or the cost of "Other Expenses" paid by the Adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Adviser may request and receive reimbursement of fees waived or limited and other reimbursements made by the Adviser. Any reimbursement to the Adviser must be made not more than five years after the Fund's commencement of operations. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.91% for Class A, 2.13% for Class R and 1.63% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses.


                                                     GARTMORE SECTOR SERIES | 19

SECTION 1 GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
          SUMMARY AND PERFORMANCE (CONT.)


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Class A shares*                $ 737   $ 1,179   $ 1,647    $ 2,935
--------------------------------------------------------------------
Class B shares                 $ 741   $ 1,149   $ 1,682    $ 2,946
--------------------------------------------------------------------
Class C shares                 $ 341   $   849   $ 1,482    $ 3,186
--------------------------------------------------------------------
Class R shares                 $ 201   $   729   $ 1,284    $ 2,797
--------------------------------------------------------------------
Institutional Service Class
shares                         $ 162   $   611   $ 1,086    $ 2,400
--------------------------------------------------------------------
Institutional Class shares     $ 140   $   547   $   978    $ 2,180
--------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
Class B shares                 $ 241     $ 849   $ 1,482    $ 2,946
--------------------------------------------------------------------
Class C shares                 $ 241     $ 849   $ 1,482    $ 3,186
--------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

20 | GARTMORE SECTOR SERIES

SECTION 1 GARTMORE GLOBAL UTILITIES FUND SUMMARY AND PERFORMANCE

OBJECTIVE

The Fund seeks long-term capital growth.

--------------------------------------------------------------------------------
A utility company is one that is primarily involved in or related to the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by U.S. and foreign companies (including those located in emerging market countries) with business operations in or related to utilities. Although utility companies traditionally have paid above-average dividends, the Fund instead will employ a growth style.


A company that is eligible for investment by the Fund typically derives at least 50% of its revenues, net income or assets from one or more of these sectors. The Fund is nondiversified, and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers. The Fund also concentrates at least 25% of its net assets in at least one or more of the following industry groups:

o     energy sources

o     utility maintenance services

o     providers of utility infrastructure

o     cable television

o     radio

o     telecommunications services

o     transportation services

o     water and sanitary services

The portfolio managers aim to provide strong performance by investing in companies they believe

o     have the potential to deliver unexpected earnings growth, and

o     whose prospects for earnings growth have been underestimated by the market

Just as importantly, the Fund's management attempts to avoid companies whose earnings are likely to fall short of expectations.


The portfolio managers assess the valuation and growth rates both of a particular company and of its utility sector. They conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing their own valuations of individual companies to those of the market, the portfolio managers pinpoint companies whose prospects appear different from the market's consensus.


The Fund may invest in utility companies of any size, including established large-cap companies that are expected to grow with the market and small-cap and mid-cap companies that may offer strong prospects for future growth.

The portfolio managers typically sell a security if it no longer offers potential for unexpected earnings growth. They specifically monitor:

o     earnings revisions and surprises

o     stock price performance

o any information indicating a change in the industry or franchise assessment of a company

Gartmore Global Asset Management Trust, the Fund's investment adviser, has chosen Gartmore Global Partners as subadviser to manage the Fund's portfolio on a day-to-day basis.

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments--and therefore, the value of Fund shares--may fluctuate. These changes may occur because of:

STOCK MARKET RISK - the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down.


FOREIGN RISK - the risk that foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market contries.

NON-DIVERSIFIED FUND RISK - because the Fund may hold larger positions in fewer securities than other funds, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

SELECTION RISK - the portfolio managers may select securities that underperform the stock market, its benchmark indices, or other funds with similar investment objectives and strategies.

SMALL- AND MID-CAP SECURITIES RISK - in general, stocks of small-and mid -cap companies may be more volatile and less liquid than larger company stocks.

CONCENTRATION RISK - investing 25% or more of the Fund's net assets in a select group of companies in utilities and utility-related industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and industries.


If the value of the Fund's investments goes down, you may lose money.

                                                     GARTMORE SECTOR SERIES | 21

PERFORMANCE


The bar chart and table below can help you evaluate both the Fund's potential risks and its potential rewards. The bar chart shows how the Fund's annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CLASS A SHARES
(YEARS ENDED DECEMBER 31)


                                   [BAR CHART]

                        2002    2003      2004     2005
                      -------  ------    ------   ------
                      -25.19%  25.57%    29.73%    6.45%


BEST QUARTER: 18.65% 2ND QTR. OF 2003
WORST QUARTER: -19.30% 3RD QTR. OF 2002

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.



AVERAGE ANNUAL TOTAL RETURNS(1)
AS OF DECEMBER  31, 2005
                                                              SINCE
                                                          INCEPTION
                                                          (DEC. 28,
                                                 1 YEAR       2001)
--------------------------------------------------------------------
Class A shares - Before Taxes                     0.35%       5.14%
--------------------------------------------------------------------
Class A shares - After Taxes on Distributions    -5.00%       3.46%
--------------------------------------------------------------------
Class A shares - After Taxes on Distributions
and Sales of Shares                               0.97%       3.57%
--------------------------------------------------------------------
Class B shares - Before Taxes                     1.20%       5.47%
--------------------------------------------------------------------
Class C shares - Before Taxes(2)                  4.68%       5.89%
--------------------------------------------------------------------
Class R shares - Before Taxes(3)                  6.31%       6.21%
--------------------------------------------------------------------
Institutional Service Class shares - Before
Taxes                                             6.71%       6.96%
--------------------------------------------------------------------
Institutional Class shares - Before Taxes(4)      6.71%       6.96%
--------------------------------------------------------------------
MSCI World Telecommunications Services
Index(5)                                         -9.22%      -0.88%
--------------------------------------------------------------------
MSCI World Utilities Index(5)                    13.94%      12.72%
--------------------------------------------------------------------
Global Utilities Composite Index(5)              -0.44%       4.78%



(1) Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

(2) A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.

(3) Returns before the first offering of Class R shares (12/30/03) are based on the previous performance of Class B shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because this class invests in the same portfolio of securities. Returns for this class have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.

(4) Returns before the first offering of Institutional Class shares (6/29/04) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

(5) The Morgan Stanley Capital International (MSCI) World Telecommunications Services Index(SM) is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector. The MSCI World Utilities Index(SM) is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, such as electric, gas, multi-utilities, and unregulated power and water. The Global Utilities Composite Index is a combination of 60% MSCI World Telecommunications Services Index and 40% MSCI World Utilities Index. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Indexes would be lower.


22 | GARTMORE SECTOR SERIES

FEES AND EXPENSES

This table describes the fees and expenses you may pay when buying and holding shares of the Fund depending on the share class you select.

-------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID
DIRECTLY FROM YOUR INVESTMENT)(1)   CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)             5.75%(2)                None                None
-------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                         None(3)            5.00%(4)            1.00%(5)
-------------------------------------------------------------------------------------------


Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)(6)                             2.00%               2.00%               2.00%
-------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE         CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)                   0.73%               0.73%               0.73%
-------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost
of sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                             0.25%               1.00%               1.00%
-------------------------------------------------------------------------------------------
Other Expenses(9)                            1.07%               1.05%               1.05%
-------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                     2.02%               2.75%               2.75%
-------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(10)                            0.55%               0.55%               0.55%
-------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)               1.47%               2.20%               2.20%


-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
SHAREHOLDER FEES (PAID                                 INSTITUTIONAL SERVICE   INSTITUTIONAL
DIRECTLY FROM YOUR INVESTMENT)(1)   CLASS R SHARES              CLASS SHARES    CLASS SHARES
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
imposed upon purchases (as a
percentage of offering price)                 None                      None            None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) imposed upon
redemptions (as a percentage
of offering or sale price,
whichever is less)                            None                      None            None
----------------------------------------------------------------------------------------------

Redemption/Exchange Fee (as a
percentage of amount redeemed
or exchanged)(6)                             2.00%                     2.00%           2.00%
---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE                            INSTITUTIONAL SERVICE   INSTITUTIONAL
DEDUCTED FROM FUND ASSETS)          CLASS R SHARES              CLASS SHARES    CLASS SHARES
---------------------------------------------------------------------------------------------
Management Fees (paid to have
the Fund's investments
professionally managed)(7)                   0.73%                     0.73%           0.73%
---------------------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees (paid from Fund
assets to cover the cost
of sales, promotions and other
distribution activities, as
well as certain shareholder
servicing costs)                          0.40%(8)                      None            None
---------------------------------------------------------------------------------------------
Other Expenses(9)                            1.25%                     1.05%           1.05%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                     2.35%                     1.75%           1.75%
---------------------------------------------------------------------------------------------
Amount of Fee Waiver/Expense
Reimbursement(10)                            0.55%                     0.55%           0.55%
---------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES
(AFTER WAIVERS/REIMBURSEMENTS)                1.80%                     1.20%           1.20%
---------------------------------------------------------------------------------------------

(1) If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.


(2) The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $50,000 or more. For more information, see Section 4, Investing with Gartmore: Choosing a Share Class--Reduction and Waiver of Class A Sales Charges.


(3) A contingent deferred sales charge (CDSC) of up to 1% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 4, Investing with Gartmore:
      Purchasing Class A Shares without a Sales Charge.


(4) A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 4, Investing with Gartmore: Choosing a Share Class--Class B Shares.

(5) A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 4, Investing with Gartmore: Choosing a Share Class--Class C Shares.


(6) A redemption/exchange fee of 2% applies to shares redeemed or exchanged within 90 calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund's performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See
      Section 4, Investing with Gartmore: Selling Shares--Exchange and Redemption Fees.

(7) The management fee may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the Global Utilities Composite Index. As a result, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustments, the management fee could range from 0.60% at its lowest to 0.80% at its highest.For more information see Section 3, Fund Management: Management Fees.

(8) Pursuant to the Fund's Rule 12b-1 Plan, Class R shares are subject to a maximum 12b-1 fee of 0.50% of the average daily net assets of the Fund's Class R shares, but will limit such fees to no more than 0.40% during the current fiscal year. For more information see Section 4 Investing with
      Gartmore: Sales Charges and Fees.

(9) "Other Expenses" include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R and Institutional Service Class shares. For the year ended October 31, 2005, administrative services fees for Class A, Class R and Institutional Service Class shares were 0.02%, 0.20%, and 0.00%, respectively. The full 0.25% in administrative services fees is not reflected in "Other Expenses" at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

(10) Gartmore Mutual Funds (the "Trust") and Gartmore Global Asset Management Trust (the "Adviser") have entered into a written agreement limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.20% for all share classes at least through February 28, 2007. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or the cost of "Other Expenses" paid by the Adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Adviser may request and receive reimbursement of fees waived or limited and other reimbursements made by the Adviser. Any reimbursement to the Adviser must be made not more than five years after the Fund's commencement of operations. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.70% for Class A, 1.95% for Class R and 1.45% for Institutional Service Class shares of the Fund before the Adviser would be required to further limit the Fund's expenses.


                                                     GARTMORE SECTOR SERIES | 23

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A shares*                        $  716    $ 1,128    $ 1,565    $  2,774
--------------------------------------------------------------------------------
Class B shares                         $  723    $ 1,107    $ 1,618    $  2,810
--------------------------------------------------------------------------------
Class C shares                         $  323    $   807    $ 1,418    $  3,067
--------------------------------------------------------------------------------
Class R shares                         $  183    $   687    $ 1,218    $  2,672
--------------------------------------------------------------------------------
Institutional Service Class shares     $  122    $   504    $   910    $  2,047
--------------------------------------------------------------------------------
Institutional Class shares             $  122    $   504    $   910    $  2,047
--------------------------------------------------------------------------------


*     Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:


                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class B shares                         $  223    $   807    $ 1,418    $  2,810
--------------------------------------------------------------------------------
Class C shares                         $  223    $   807    $ 1,418    $  3,067
--------------------------------------------------------------------------------


** Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

24 | GARTMORE SECTOR SERIES

SECTION 2 FUND DETAILS

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

STOCK MARKET RISK - Each of the Funds could lose value if the individual stocks in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

o     corporate earnings

o     production

o     management

o     sales, and

o market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

FOREIGN SECURITIES RISK - Each of the Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

o     political and economic instability

o     the impact of currency exchange rate fluctuations

o     reduced information about issuers

o     higher transaction costs

o     less stringent regulatory and accounting standards

o     delayed settlement


Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

REIT RISK - the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.

DEPOSITARY RECEIPTS - The Fund may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

WARRANTS - securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.


PREFERRED STOCK - a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.


CONVERTIBLE SECURITIES - generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.


                                                     GARTMORE SECTOR SERIES | 25

DERIVATIVES - a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include the risk that:


o the other party to the derivatives contract may fail to fulfill its obligations

o their use may reduce liquidity and make the Fund harder to value, especially in declining markets

o the Fund may suffer disproportionately heavy losses relative to the amount invested

o changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

EQUITY INTERESTS IN FOREIGN INVESTMENT FUNDS OR TRUSTS - In some countries, it is common practice for U.S. mutual funds to gain market exposure by purchasing shares of investment companies that in turn invest in the securities of these countries.


COMMODITY-LINKED DERIVATIVES - allow investors exposure to the investment returns of real assets that trade in the commodities markets without investing directly in physical commodities. Real assets, as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock, and agricultural or metal products. The value of a commodity-linked derivative is typically based upon the price movements of its linked commodities, a commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

PORTFOLIO TURNOVER - The Funds may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund's performance and may:


o     increase share price volatility, and

o     result in additional tax consequences for Fund shareholders.


SECURITIES LENDING - The Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Under certain circumstances, these events could trigger adverse tax consequences to a Fund.


TEMPORARY INVESTMENTS - Each of the Funds generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund's management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

o     short-term U.S. government securities

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks

o     prime quality commercial paper


o repurchase agreements covering any of the securities in which the Fund may invest directly, and

o shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.


The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.


The Funds currently post the top 10 portfolio holdings for each Fund's calendar quarter on the Trust's internet site at www.gartmorefunds.com. The top 10 holdings are available no earlier than 10 business days after the end of a Fund's calendar quarter and will remain available until a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information ("SAI").


26 | GARTMORE SECTOR SERIES

SECTION 3 FUND MANAGEMENT

INVESTMENT ADVISER AND SUBADVISER


Gartmore Mutual Fund Capital Trust, located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428 is the investment adviser for the Gartmore Global Health Sciences Fund, the Gartmore Global Natural Resources Fund and the Gartmore Global Technology and Communications Fund. Gartmore Mutual Fund Capital Trust was organized in 1999 as an investment adviser for mutual funds.

Gartmore Global Asset Management Trust, located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, is the investment adviser for the Gartmore Global Financial Services Fund and the Gartmore Global Utilities Fund. Gartmore Global Asset Management Trust was organized in July 2000 and advises mutual funds and other institutional accounts.

Gartmore Global Partners, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428 is the subadviser for the Gartmore Global Financial Services Fund, the Gartmore Global Natural Resources Fund and the Gartmore Global Utilities Fund and manages the Funds' assets in accordance with the investment objective and strategies. Gartmore Global Partners makes investment decisions and executes them by placing purchase and sell orders for securities.

Both advisers and the subadviser are part of the Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company. Gartmore Group represents a unified global marketing and investment platform featuring 11 affiliated investment advisers. Collectively, these affiliates (located in the United States, the United Kingdom and Japan) had approximately $84.7 billion in net assets under management as of December 31, 2005.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory agreements for the Funds is available in the Funds' semi-annual report to shareholders, which covers the period from November 1, 2004 to April 30, 2005.


MANAGEMENT FEES


Each Fund pays its adviser a base management fee, which is based on a Fund's average daily net assets. From its management fee, the adviser pays the subadviser a subadvisory fee. The management fee for each of the Funds may increase or decrease depending on how each Fund performs relative to its respective benchmark. The Funds' benchmarks for determining these performance-based fees are:


Gartmore Global Financial Services Fund        MSCI World Financials Index
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund           GS Healthcare Index
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund         GS Natural Resources Index
--------------------------------------------------------------------------------
Gartmore Global Technology and                 GS Technology Composite Index
   Communications Fund
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                 60% MSCI World Telecommunications
                                               Services Index/
                                               40% MSCI World Utilities Index

PERFORMANCE-BASED FEES


Each Fund pays its adviser an investment advisory fee that can vary depending on the Fund's performance relative to its respective benchmark. This performance fee is intended to reward or penalize the investment adviser for outperforming or underperforming, respectively, each Fund's benchmark.

The calculation of this fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints as described in the chart shown below under the heading "Management and Subadvisory Fees" (the "Base Fee Breakpoints"). The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to each such Fund's average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund's average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund's total advisory fee for the most recently completed quarterly subperiod and that total fee is paid at the end of that most recently completed quarter.

The performance fee calculation applies to all of a Fund's share classes equally, based on the performance of the Class A shares during the performance period. The table below shows the performance adjustment rate applicable to each Fund's base fee (as such base fee may be adjusted by Base Fee Breakpoints, as described under "Management and Subadvisory Fees").

UNDER OR OUTPERFORMANCE                                           CHANGE IN FEES
--------------------------------------------------------------------------------
+/- 1 percentage point                                               +/- 0.02%
--------------------------------------------------------------------------------
+/- 2 percentage points                                              +/- 0.04%
--------------------------------------------------------------------------------
+/- 3 percentage points                                              +/- 0.06%
--------------------------------------------------------------------------------
+/- 4 percentage points                                              +/- 0.08%
--------------------------------------------------------------------------------
+/- 5 percentage points                                              +/- 0.10%

The first such payment or penalty, if any, was made at the end of September 2005 for each Fund (15 months after implementation of the performance-based fees on July 1, 2004). Thereafter, these performance adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.

Under these performance fee arrangements, each adviser, as applicable, can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.


                                                     GARTMORE SECTOR SERIES | 27

This table shows the base management and subadvisory fees, as well as the maximum and minimum fees, if applicable and actual management and subadvisory fees paid during the fiscal year ended October 31, 2005.

                                                          MINIMUM FEE                 BASE FEE                  MAXIMUM FEE
NET ASSETS                                         MANAGEMENT   SUBADVISORY   MANAGEMENT   SUBADVISORY   MANAGEMENT   SUBADVISORY
GARTMORE GLOBAL FINANCIAL SERVICES FUND
---------------------------------------------------------------------------------------------------------------------------------
On assets up to $500 million                          0.80%         0.35%        0.90%         0.45%        1.00%         0.55%
---------------------------------------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion            0.75%        0.325%        0.85%        0.425%        0.95%        0.525%
---------------------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more                      0.70%         0.30%        0.80%         0.40%        0.90%         0.50%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL HEALTH SCIENCES FUND
---------------------------------------------------------------------------------------------------------------------------------
On assets up to $500 million                          0.80%            -         0.90%            -         1.00%            -
---------------------------------------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion            0.75%            -         0.85%            -         0.95%            -
---------------------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more                      0.70%            -         0.80%            -         0.90%            -
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL NATURAL RESOURCES FUND
---------------------------------------------------------------------------------------------------------------------------------
On assets up to $500 million                          0.60%         0.25%        0.70%         0.35%        0.80%         0.45%
---------------------------------------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion            0.55%        0.225%        0.65%        0.325%        0.75%        0.425%
---------------------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more                      0.50%         0.20%        0.60%         0.30%        0.70%         0.40%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS
   FUND
---------------------------------------------------------------------------------------------------------------------------------
On assets up to $500 million                          0.78%            -         0.88%            -         0.98%            -
---------------------------------------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion            0.73%            -         0.83%            -         0.93%            -
---------------------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more                      0.68%            -         0.78%            -         0.88%            -
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
GARTMORE GLOBAL UTILITIES FUND
---------------------------------------------------------------------------------------------------------------------------------
On assets up to $500 million                          0.60%         0.25%        0.70%         0.35%        0.80%         0.45%
---------------------------------------------------------------------------------------------------------------------------------
On assets of $500 million up to $2 billion            0.55%        0.225%        0.65%        0.325%        0.75%        0.425%
---------------------------------------------------------------------------------------------------------------------------------
On assets of $2 billion and more                      0.50%         0.20%        0.60%         0.30%        0.70%         0.40%

ACTUAL MANAGEMENT AND SUBADVISORY FEES PAID DURING FISCAL YEAR ENDED OCTOBER 31, 2005 (EXPRESSED AS A PERCENTAGE OF A FUND'S AVERAGE DAILY NET ASSETS AND TAKING INTO ACCOUNT ANY APPLICABLE WAIVERS)

                                                MANAGEMENT FEE   SUBADVISORY FEE
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund              0.58%            0.45%
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                 0.82%               -
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund               0.30%            0.37%
--------------------------------------------------------------------------------
Gartmore Global Technology and Communications
   Fund                                              0.39%               -
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                       0.16%           0.365%


28 | GARTMORE SECTOR SERIES

PORTFOLIO MANAGEMENT


GARTMORE GLOBAL FINANCIAL SERVICES FUND

Douglas Burtnick, CFA, portfolio manager and Stuart Quint, CFA, equity research analyst are responsible for the day-to-day management of the Fund and the selection of the Fund's investments.

Douglas Burtnick joined Gartmore in May 2002 from Brown Brothers Harriman & Company where he served as a risk manager in the private client group and portfolio manager from 2000 to 2002. From 1998 to 2000, Mr. Burtnick worked at Barra, Inc., a risk management firm, where he led a group focused on portfolio construction and risk management issues for institutional investors and hedge funds.

Stuart Quint provides fundamental research coverage for the financial sector, including banks, savings and loans, brokers, insurance companies and other specialized financial companies. Prior to joining Gartmore in September 2003, Mr. Quint was with the Libra Fund, a Swedish hedge fund based in New York, from August 2002 to September 2003 where he had a specialized focus in financial and energy stocks. He has spent thirteen years in investment management, and prior to joining the Libra Fund held senior level equity positions with Friends Ivory Sime, Montgomery Asset Management and Sanford Bernstein. Mr. Quint holds a B.S. degree in Economics from the Wharton School at the University of Pennsylvania (cum laude) along with a B.A. in Russian Civilization, and is also a CFA.


GARTMORE GLOBAL HEALTH SCIENCES FUND

Paul Cluskey is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Cluskey joined Gartmore in April 2001. Prior to that, he was the co-lead portfolio manager for Nicholas-Applegate Global Health Care Fund from its inception in September 1999. He also co-managed the Nicholas-Applegate Small Cap Growth Fund and the Nicholas-Applegate Mini-Cap Fund. He joined Nicholas-Applegate in 1998. From 1996 through 1998, he was a senior small cap stock analyst with SEI Investments and previously worked for Piper Jaffray, Inc. as a corporate finance analyst.


GARTMORE GLOBAL NATURAL RESOURCES FUND

William Gerlach, CFA, senior portfolio manager, and Jason Kotik, CFA, assistant portfolio manager and senior equity research analyst are responsible for the day-to-day management of the Fund and the selection of the Fund's investments. William Gerlach joined Gartmore in December 2003. He also manages the Gartmore Small Cap Fund. From 1991 until Mr. Gerlach joined Gartmore, he held numerous positions at Morgan Stanley Investment Management - Miller Anderson & Sherrard, LLP. He was team leader for Mid and Small Cap Equity, managing core and value investment styles.

Mr. Kotik is the assistant portfolio manager of the Gartmore Global Natural Resources Fund and is a member of the Large Cap Growth and Multi-Cap team. He also provides fundamental research coverage for the industrials, materials and utilities sectors. Prior to joining Gartmore in November 2000, he was with Allied Investment Advisors as a Financial Analyst, and with T. Rowe Price Associates as a Trading Systems Administrator. Mr. Kotik is a graduate of the University of Delaware, and has earned an MBA from Johns Hopkins University.


GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

Chip Zhu, lead portfolio manager, is responsible for the day-to-day management of the Fund, including the selection of the Fund's investments. Mr. Zhu joined Gartmore in November 1999. Previously, he was an associate in the Prudential private placement division beginning in January 1999.


GARTMORE GLOBAL UTILITIES FUND

Ben Walker, CFA, senior investment manager, Global Equities, is responsible for the day-to-day management of the Fund and selection of the Fund's investments.

Mr. Walker joined Gartmore in 1997. Previously he worked in the financial services division of the accounting firm, Arthur Andersen in London, where he qualified as a chartered accountant in August 1997. He has obtained the IMC and is a CFA Charterholder. Mr. Walker graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund(s) managed by the portfolio manager, if any.


                                                     GARTMORE SECTOR SERIES | 29

SECTION 4 INVESTING WITH GARTMORE

CHOOSING A SHARE CLASS

--------------------------------------------------------------------------------
When selecting a share class, you should consider the following:

o     which share classes are available to you,

o     how long you expect to own your shares,

o     how much you intend to invest,

o     total costs and expenses associated with a particular share class, and

o     whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.
--------------------------------------------------------------------------------
The Gartmore Funds offer several different share classes each with different price and cost features. The table below compares Class A, Class B and Class C shares, which are available to all investors.


Class R, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class B or Class C shares.


Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

COMPARING CLASS A, CLASS B AND CLASS C SHARES


CLASSES AND CHARGES               POINTS TO CONSIDER

CLASS A SHARES

Front-end sales charge up to      A front-end sales charge means that a portion
5.75% of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge  Reduction and waivers of sales charges may be
(CDSC)(1)                            available.

Annual service and/or 12b-1 fee   Total annual operating expenses are lower than
up to 0.25% Administrative           Class B and Class C charges which means
services fee up to 0.25%             higher dividends and/or NAV per share.

                                  No conversion feature.

                                  No maximum investment amount.
--------------------------------------------------------------------------------

CLASS B SHARES

CDSC up to 5.00%                  No front-end sales charge means your full
                                     investment immediately goes toward buying shares.
                                  No reduction of CDSC, but waivers may be
                                     available.
                                  The CDSC declines 1% in most years to zero
                                     after six years.

Annual service and/or 12b-1 fee   Total annual operating expenses are higher
up to 1.00% No administrative        than Class A charges which means lower
services fee                         dividends NAV per share.

                                  Automatic conversion to Class A shares after
                                     seven years, which means lower annual
                                     expenses in the future.

                                  Maximum investment amount of $100,000. Larger
                                     investments may be rejected.
--------------------------------------------------------------------------------

CLASS C SHARES

CDSC of 1.00%                     No front-end sales charge means your full
                                     investment immediately goes toward buying shares.
                                  No reduction of CDSC, but waivers may be
                                     available.
                                  The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee   Total annual operating expenses are higher
up to 1.00% No administrative        than Class A charges which means lower
services fee                         dividends and/or NAV per share.

                                  No conversion feature.

                                  Maximum investment amount of $1,000,000(2).
                                     Larger investments may be rejected.

(1) Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finders fee was paid.


(2)   This limit was calculated based on a one-year holding period.

30 | GARTMORE SECTOR SERIES

CLASS A SHARES

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

FRONT-END SALES CHARGES FOR CLASS A SHARES


                         SALES CHARGE AS A PERCENTAGE OF
                         -------------------------------                 DEALER
                                                    NET AMOUNT    COMMISSION AS
                                    OFFERING          INVESTED    PERCENTAGE OF
AMOUNT OF PURCHASE                     PRICE   (APPROXIMATELY)   FFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                      5.75%             6.10%            5.00%
--------------------------------------------------------------------------------
$50,000 to $99,999                      4.75              4.99             4.00
--------------------------------------------------------------------------------
$100,000 to $249,999                    3.50              3.63             3.00
--------------------------------------------------------------------------------
$250,000 to $499,999                    2.50              2.56             2.00
--------------------------------------------------------------------------------
$500,000 to $999,999                    2.00              2.04             1.75
--------------------------------------------------------------------------------
$1 million or more                      None              None             None*


* Dealer may be eligible for a finders fee as described in "Purchasing Class A Shares without a Sales Charge" below.

REDUCTION AND WAIVER OF CLASS A SALES CHARGES


If you qualify for a reduction or waiver of Class A sales charges, you must notify Customer Service, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying number of shares by their current net asset value. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (E.G., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See "Reduction of Class A Sales Charges" and "Waiver of Class A Sales Charges" below and "Reduction of Class A Sales Charges" and "Net Asset Value Purchase Privilege (Class A Shares Only)" in the SAI for more information. This information regarding breakpoints is also available free of charge at www.gartmorefunds.com/invest/salesinformation.


REDUCTION OF CLASS A SALES CHARGES
Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

o A LARGER INVESTMENT. The sales charge decreases as the amount of your investment increases.


o RIGHTS OF ACCUMULATION. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the value of any Class A, Class D, Class B or Class C shares in all Gartmore Funds (except Gartmore Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.


o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

o SHARE REPURCHASE PRIVILEGE. If you sell Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of selling shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your sale and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)


o LETTER OF INTENT DISCOUNT. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Gartmore Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You are permitted to backdate the letter in order to include purchases made during the previous 90 days. You can also combine your purchase of Class A shares with your purchase of Class D, Class B or Class C shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.


                                                     GARTMORE SECTOR SERIES | 31

--------------------------------------------------------------------------------
WAIVER OF CLASS A SALES CHARGES

Front-end sales charges on Class A shares are waived for the following purchasers:


o investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges.

o directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor.

o     retirement plans.


o investment advisory clients of Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust and their affiliates.


o directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time.


The SAI lists other investors eligible for sales charge waivers.


--------------------------------------------------------------------------------

PURCHASING CLASS A SHARES WITHOUT A SALES CHARGE


Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by Gartmore Mutual Funds (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) of up to 1.00% applies if a "finders fee" is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finders fee paid to the selling dealer.

The CDSC also does not apply:

o if you are eligible to purchase Class A shares without a sales charge for another reason; or


o to shares acquired through reinvestment of dividends or capital gain distributions.

CONTINGENT DEFERRED SALES CHARGE ON CERTAIN SALES OF CLASS A SHARES

--------------------------------------------------------------------------------
AMOUNT OF                             $1 MILLION       $4 MILLION   $25 MILLION
PURCHASE                           TO $3,999,999   TO $24,999,999       OR MORE

If sold within                         18 months        18 months     18 months
--------------------------------------------------------------------------------
Amount of CDSC                              1.00%            0.50%         0.25%

Any CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see "Waiver of Contingent Deferred Sales Charges-Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund(s) is described above; however, the CDSC for Class A shares of other Gartmore Funds may be different and are described in their respective prospectuses. If you purchase more than one Gartmore Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Gartmore Funds purchased and is proportional to the amount you redeem from each Gartmore Fund.

--------------------------------------------------------------------------------

WAIVER OF CONTINGENT DEFERRED SALES CHARGES CLASS A, CLASS B AND CLASS C SHARES

The CDSC is waived on:


o the sale of Class A, Class B or Class C shares purchased through reinvested dividends or distributions. However, a CDSC is charged if you sell your Class B or Class C shares and then reinvest the proceeds in Class B or Class C shares within 30 days. The CDSC is re-deposited into your new account.


o Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program.


o Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or disability.

o mandatory withdrawals from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts.

o sales of Class C shares from retirement plans offered by the Nationwide Trust Company.


For more complete information, see the SAI.


--------------------------------------------------------------------------------

CLASS B SHARES


Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $10,000 and anticipate holding your shares for longer than six years.


If you sell Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver). The amount of the CDSC decreases as shown in the following table:

                                                                        7 YEARS
SALE WITHIN    1 YEAR   2 YEARS   3 YEARS  4 YEARS   5 YEARS   6 YEAR   OR MORE
--------------------------------------------------------------------------------
Sales charge       5%        4%         3%      3%        2%       1%        0%

CONVERSION OF CLASS B SHARES


After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower Fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted; however, the total dollar value will be the same.


32 | GARTMORE SECTOR SERIES

CLASS C SHARES

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you sell your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.


For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being sold, whichever is less. If you sell a portion of your shares, shares that are not subject to a CDSC are sold first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See "Waiver of Contingent Deferred Sales Charges--Class A, Class B, and Class C Shares" for a list of situations where a CDSC is not charged.

--------------------------------------------------------------------------------
SHARE CLASSES AVAILABLE ONLY TO INSTITUTIONAL ACCOUNTS

The Fund(s) offer Institutional Service Class, Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.


If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

o     the level of distribution and administrative services the plan requires,

o     the total expenses of the share class , and

o the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.
--------------------------------------------------------------------------------

CLASS R SHARES

Class R Shares ARE AVAILABLE to retirement plans including:

o     401(k) plans,

o     457 plans,

o     403(b) plans,

o     profit sharing and money purchase pension plans,

o     defined benefit plans,

o     non-qualified deferred compensation plans, and

o other retirement accounts in which the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to use Class R shares


The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets, and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.


Class R shares are NOT AVAILABLE to:

o     retail retirement accounts,

o     institutional non-retirement accounts,

o     traditional and Roth IRAs,

o     Coverdell Education Savings Accounts,

o     SEPs and SAR-SEPs,

o     SIMPLE IRAs,

o     one-person Keogh plans,

o     individual 403(b) plans, or

o     529 Plan accounts.

INSTITUTIONAL SERVICE CLASS SHARES

Institutional Service Class shares are available for purchase only by the following:

o retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Fund(s) for these services;


o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

o registered investment advisers investing on behalf of institutions and high net-worth individuals whose adviser is compensated by the Fund(s) for providing services; or

o life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.


                                                     GARTMORE SECTOR SERIES | 33

INSTITUTIONAL CLASS SHARES

Institutional Class shares are available for purchase only by the following:

o     funds of funds offered by the Distributor or other affiliates of the Fund;

o retirement plans for which no third-party administrator receives compensation from the Fund(s);


o institutional advisory accounts of Gartmore Mutual Fund Capital Trust or its affiliates, those accounts which have client relationships with an affiliate of Gartmore Mutual Fund Capital Trust, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;


o rollover individual retirement accounts from such institutional advisory accounts ;

o a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

o registered investment advisers investing on behalf of institutions and high net-worth individuals whose advisers derive compensation for advisory services exclusively from clients; or

o high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

SALES CHARGES


Sales charges, if any, are paid to the Funds' distributor, Gartmore Distribution Services, Inc. (the "Distributor"). These fees are either kept or paid to your financial adviser or other intermediary.


DISTRIBUTION AND SERVICE FEES


The Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund(s) to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or shareholder services fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.


These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C and Class R shares pay the Distributor annual amounts not exceeding the following:


CLASS                                        AS A % OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Class A shares                               0.25% (distribution or service fee)
--------------------------------------------------------------------------------
Class B shares                               1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class C shares                               1.00% (0.25% service fee)
--------------------------------------------------------------------------------
Class R shares                               0.50% (0.25% of which may be either
                                             a distribution or service fee)



ADMINISTRATIVE SERVICES FEES

In addition to 12b-1 fees, Class A, Class R and Institutional Service Class shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual fee of 0.25% for Class A, Class R and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund's Class A, Class R and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.


34 | GARTMORE SECTOR SERIES

REVENUE SHARING


The investment adviser and/or its affiliates (collectively "Gartmore") may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds or which include them as investment options for their respective customers.

These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from Gartmore's own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to their respective advisers to ensure that the levels of such advisory fees do not involve the indirect use of the Funds' assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Gartmore, and not from the Funds' assets, the amount of any revenue sharing payments is determined by Gartmore.

In addition to the revenue sharing payments described above, Gartmore may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

o     the Fund's Distributor and other affiliates of the investment adviser,

o     broker-dealers,

o     financial institutions, and

o other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, all investment advisers and subadvisers to the Trust are prohibited from considering a broker-dealer's sale of any of the Trust's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the investment adviser's selection of such broker-dealer for portfolio transaction execution.

CONTACTING GARTMORE FUNDS


CUSTOMER SERVICE REPRESENTATIVES are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

AUTOMATED VOICE RESPONSE Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

o     make transactions

o     hear fund price information

o     obtain mailing and wiring instructions

INTERNET GO TO www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

o     download Fund prospectuses

o     obtain information on the Gartmore Funds

o     access your account information

o     request transactions, including purchases, redemptions and exchanges

BY REGULAR MAIL Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

BY OVERNIGHT MAIL Gartmore Funds, 3435 Stelzer Road, Columbus Ohio 43219.

BY FAX 614-428-3278

                                                     GARTMORE SECTOR SERIES | 35

FUND TRANSACTIONS--CLASS A, CLASS B, AND CLASS C SHARES


All transaction orders must be received by the Funds' transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund's NAV to receive that day's NAV.



HOW TO BUY SHARES                                                   HOW TO EXCHANGE* OR SELL** SHARES
BE SURE TO SPECIFY THE CLASS OF SHARES YOU WISH TO PURCHASE         UNCASHED OR UNDELIVERABLE CHECKS MAY BE REDEPOSITED AFTER SIX
EACH FUND MAY REJECT ANY ORDER TO BUY SHARES AND MAY SUSPEND THE    MONTHS IN THE FUNDS.
OFFERING OF SHARES AT ANY TIME.

                                                                    *      EXCHANGE PRIVILEGES MAY BE AMENDED OR DISCONTINUED UPON
                                                                           60-DAY WRITTEN NOTICE TO SHAREHOLDERS

                                                                    **     A MEDALLION SIGNATURE GUARANTEE MAY BE REQUIRED. SEE
                                                                           "MEDALLION SIGNATURE GUARANTEE" BELOW

THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has      THROUGH AN AUTHORIZED INTERMEDIARY. The Funds' Distributor has
relationships with certain brokers and other financial              relationships with certain brokers and other financial
intermediaries who are authorized to accept purchase, exchange      intermediaries who are authorized to accept purchase, exchange
and redemption orders for the Funds. Your transaction is            and redemption orders for the Funds. Your transaction is
processed at the NAV next calculated after the Funds' agent or      processed at the NAV next calculated after the Funds' agent or
an authorized intermediary receives your order in proper form.      an authorized intermediary receives your order in proper form.
------------------------------------------------------------------------------------------------------------------------------------

BY MAIL. Complete an application and send with a check made         BY MAIL OR FAX. You may request an exchange or redemption by
payable to: Gartmore Funds. Payment must be made in U.S. dollars    mailing or faxing a letter to Gartmore Funds. The letter must
and drawn on a U.S. bank. THE FUNDS DO NOT ACCEPT CASH, STARTER     include your account numbers and the names of the Funds you wish
CHECKS, THIRD-PARTY CHECKS, TRAVELERS' CHECKS, CREDIT CARD          to exchange from and to. The letter must be signed by all
CHECKS OR MONEY ORDERS.                                             account owners. We reserve the right to request original
                                                                    documents for any faxed requests.
------------------------------------------------------------------------------------------------------------------------------------

BY TELEPHONE. You will have automatic telephone privileges          BY TELEPHONE. You will have automatic telephone privileges
unless you decline this option on your application. The Funds       unless you decline this option on your application. The Funds
follow procedures to confirm that telephone instructions are        follow procedures to confirm that telephone instructions are
genuine and will not be liable for any loss, injury, damage or      genuine and will not be liable for any loss, injury, damage or
expense that results from executing such instructions. The Funds    expense that results from executing such instructions. The Funds
may revoke telephone privileges at any time, without notice to      may revoke telephone privileges at any time, without notice to
shareholders.                                                       shareholders. For redemptions, shareholders who own shares in an
                                                                    IRA account should call 800-848-0920.

                                                                    ADDITIONAL INFORMATION FOR SELLING SHARES. The following types of accounts can use the voice-response system to sell shares:
                                                                    Individual, Joint, Transfer on Death, Trust and Uniform
                                                                    Gift/Transfer to Minors.

                                                                    A check made payable to the shareholder of record will be mailed to the address of record.

                                                                    The Funds may record telephone instructions to sell shares and may request sale instructions in writing, signed by all
                                                                    shareholders on the account.
------------------------------------------------------------------------------------------------------------------------------------

ON-LINE. Transactions may be made through the Gartmore Funds        ON-LINE. Transactions may be made through the Gartmore Funds
website. However, the Funds may discontinue on-line transactions    website. However, the Funds may discontinue on-line transactions
of Fund shares at any time.                                         of Fund shares at any time.
------------------------------------------------------------------------------------------------------------------------------------

BY BANK WIRE. You may have your bank transmit funds by federal      BY BANK WIRE. The Funds can wire the proceeds of your sale
funds wire to the Funds' custodian bank. (The authorization will    directly to your account at a commercial bank. A voided check
be in effect unless you give the Fund written notice of its         must be attached to your application. (The authorization will be
termination.)                                                       in effect unless you give the Fund written notice of its
                                                                    termination.)

o     if you choose this method to open a new account, you must     o     your proceeds will be wired to your bank on the next
      call our toll-free number before you wire your investment           business day after your order has been processed.
      and arrange to fax your completed application.

o     your bank may charge a fee to wire funds.                     o     Gartmore deducts a $20 service fee from the sale proceeds
                                                                          for this service.

                                                                    o     your financial institution may also charge a fee for
                                                                          receiving the wire.

                                                                    o     funds sent outside the U.S. may be subject to higher fees.

                                                                    BANK WIRE IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

BY AUTOMATED CLEARING HOUSE (ACH). You can fund your Gartmore       BY AUTOMATED CLEARING HOUSE (ACH). Your redemption proceeds can
Funds account with proceeds from your bank via ACH on the second    be sent to your bank via ACH on the second business day after
business day after your purchase order has been processed. A        your order has been processed. A voided check must be attached
voided check must be attached to your application. Money sent       to your application. Money sent through ACH should reach your
through ACH typically reaches Gartmore Funds from your bank in      bank in two business days. There is no fee for this service.
two business days. There is no fee for this service. (The           (The authorization will be in effect unless you give the Fund
authorization will be in effect unless you give the Fund written    written notice of its termination.)
notice of its termination.)
                                                                    ACH IS NOT AN OPTION FOR EXCHANGES.
------------------------------------------------------------------------------------------------------------------------------------

RETIREMENT PLAN PARTICIPANTS should contact their retirement plan   RETIREMENT PLAN PARTICIPANTS should contact their retirement
administrator regarding transactions. Retirement plans or their     plan administrator regarding transactions. Retirement plans or
administrators wishing to conduct transactions should call our      their administrators wishing to conduct transactions should call
toll-free number. Eligible entities or individuals wishing to       our toll-free number. Eligible entities or individuals wishing
conduct transactions in Institutional Service Class or              to conduct transactions in Institutional Service Class or
Institutional Class shares should call our toll-free number.        Institutional Class shares should call our toll-free number.


36 | GARTMORE SECTOR SERIES

BUYING SHARES

SHARE PRICE

The net asset value or "NAV" is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

o calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

o generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number outstanding shares of that class.

The purchase or "offering" price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent in good order, plus any applicable sales charge.

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund's NAV. The Valuation Procedures provide that a Fund's assets are valued primarily on the basis of the last quoted bid price. Where such bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual "fair valuation" in accordance with the Valuation Procedures. In addition, the Valuation Committee will "fair value" securities whose value is affected by a "significant event." Pursuant to the Valuation Procedures, any "fair valuation" decisions are subject to the review of the Board of Trustees.

A "significant event" is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund's NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals, and news relating to natural disasters affecting the issuer's operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund's NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on a Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which the Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

The Gartmore Money Market Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

IN-KIND PURCHASES

The Fund(s) may accept payment for shares in the form of securities that are permissible investments for the Funds.


--------------------------------------------------------------------------------
The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

o     New Year's Day

o     Martin Luther King, Jr. Day

o     Presidents' Day

o     Good Friday

o     Memorial Day

o     Independence Day

o     Labor Day

o     Thanksgiving Day

o     Christmas Day

o     Other days when the New York Stock Exchange is closed.
--------------------------------------------------------------------------------

                                                     GARTMORE SECTOR SERIES | 37

MINIMUM INVESTMENTS


CLASS A, CLASS B AND CLASS C SHARES

To open an account                                        $     2,000 (per Fund)
To open an IRA account                                    $     1,000 (per Fund)
Additional investments                                    $       100 (per Fund)
To start an Automatic Asset Accumulation Plan             $               1,000
Additional Investments
(Automatic Asset Accumulation Plan)                       $                  50
--------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
To open an account                                        $    50,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
To open an account                                        $ 1,000,000 (per Fund)
Additional investments                                               No Minimum
--------------------------------------------------------------------------------


Minimum investment requirements do not apply to certain retirement plans or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.


CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

o     name;

o     date of birth (for individuals);

o residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


ACCOUNTS WITH LOW BALANCES--CLASS A, CLASS B AND CLASS C SHARES

Maintaining small accounts is costly for the Fund(s) and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund(s)' minimum.


o If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are sold each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund(s) may waive the quarterly fee.

o The Fund(s) reserve the right to sell your remaining shares and close your account if a sale of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.


EXCHANGING SHARES

You may exchange your Fund shares for shares of any Gartmore Fund that is currently accepting new investments as long as:

o     both accounts have the same owner,

o your first purchase in the new fund meets its minimum investment requirement,

o you purchase the same class of shares. For example, you may exchange between Class A shares of any Gartmore Funds, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days' written notice to shareholders.

Generally, there are no sales charges for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However,

o if you exchange from Class A shares of a Fund with a lower sales charge to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.

o if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original fund is charged.


For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Gartmore Money Market Fund).


EXCHANGES INTO GARTMORE MONEY MARKET FUND

You may exchange between Class A, Class B, Class C or Institutional Service Class shares and the Prime Shares of the Gartmore Money Market Fund. However, if a sales charge was

38 | GARTMORE SECTOR SERIES
never paid on your Prime Shares, applicable sales charges apply to exchanges into other fund(s). In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Gartmore Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Gartmore Money Market Fund are subject to any CDSC that applies to the original purchase.


AUTOMATIC WITHDRAWAL PROGRAM

You automatically may redeem in Class A, Class B and Class C shares in a minimum amount of $50 or more. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Transfer Agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

SELLING SHARES

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you sell your shares is the net asset value (minus any applicable sales charges) next determined after the Fund's authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you sell may be worth more or less than their original purchase price depending on the market value of the Fund's investments at the time of the sale.


You may not be able to sell your Fund shares or Gartmore Funds may delay paying your redemption proceeds if:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings),

o     trading is restricted, or

o     an emergency exists (as determined by the Securities and Exchange
      Commission).

Generally, the Fund will pay you for the shares that you sell within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

o     is engaged in excessive trading or

o if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.


If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Gartmore Funds' ability to make a redemption-in-kind, see the SAI.


The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.
--------------------------------------------------------------------------------

MEDALLION SIGNATURE GUARANTEE


A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:


o     your account address has changed within the last 15 calendar days,

o the redemption check is made payable to anyone other than the registered shareholder,

o the proceeds are mailed to any address other than the address of record, or

o the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
--------------------------------------------------------------------------------

                                                     GARTMORE SECTOR SERIES | 39

EXCESSIVE OR SHORT-TERM TRADING

The Gartmore Funds seek to discourage short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between Gartmore Funds or sales and repurchases of Gartmore Funds within a short time period) may:


o     disrupt portfolio management strategies,

o     increase brokerage and other transaction costs, and

o     negatively affect fund performance.


A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield
(junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds:


MONITORING OF TRADING ACTIVITY

The Funds, through the investment adviser and/or subadviser and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

RESTRICTIONS ON TRANSACTIONS


Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. They also have sole discretion to:


o Restrict purchases or exchanges that they or their agents believe constitute excessive trading.

o Reject transactions that violate a Fund's excessive trading policies or its exchange limits.

The Funds have also implemented redemption and exchange fees to discourage excessive trading and to help offset the expense of such trading.

In general:


o     an exchange equaling 1% or more of a Fund's NAV may be rejected and

o redemption and exchange fees are imposed on certain Gartmore Funds. These Gartmore Funds will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund. The short-term trading fees are deducted from the proceeds of the sale of the affected Fund shares.


FAIR VALUATION


The Funds have fair value pricing procedures in place as described above in
Section 4, Investing with Gartmore: Buying Shares--Share Price.

Despite its best efforts, Gartmore Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Gartmore Funds may not be able to prevent all market timing and its potential negative impact.


40 | GARTMORE SECTOR SERIES

EXCHANGE AND REDEMPTION FEES

In order to discourage excessive trading, the Gartmore Funds impose redemption and exchange fees on certain funds if you sell or exchange your shares within a designated holding period. The exchange fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether an exchange fee applies, shares that were held the longest are redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

o     shares sold or exchanged under regularly scheduled withdrawal plans.

o     shares purchased through reinvested dividends or capital gains.


o shares sold (or exchanged into the Gartmore Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent sale must have occurred during the period the fee applied.


o shares sold in connection with mandatory withdrawals from traditional IRAs after age 70(1)/2 and other required distributions from retirement accounts.


o shares sold or exchanged from retirement accounts within 30 calendar days of an automatic payroll deduction.

o shares sold or exchanged by any "Fund of Funds" that is affiliated with a Fund.

With respect to shares sold or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.


Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

o     broker wrap fee and other fee-based programs;

o omnibus accounts where there is no capability to impose an exchange fee on underlying customers' accounts; and

o intermediaries that do not or cannot report sufficient information to impose an exchange fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these Funds into another Gartmore Fund if you have held the shares of the Fund with the exchange for less than the minimum holding period listed below:


                                                    EXCHANGE/           MINIMUM
FUND                                           REDEMPTION FEE    HOLDING PERIOD
                                                                (CALENDAR DAYS)

Gartmore China Opportunities Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Emerging Markets Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Financial Services Fund                  2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Health Sciences Fund                     2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Natural Resources Fund                   2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Technology
   and Communications Fund                               2.00%               90
--------------------------------------------------------------------------------
Gartmore Global Utilities Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore International Growth Fund                       2.00%               90
--------------------------------------------------------------------------------
Gartmore Micro Cap Equity Fund                           2.00%               90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Fund                             2.00%               90
--------------------------------------------------------------------------------
Gartmore Mid Cap Growth Leaders Fund                     2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Fund                                  2.00%               90
--------------------------------------------------------------------------------
Gartmore Small Cap Leaders Fund                          2.00%               90
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders
   Long-Short Fund                                       2.00%               90
--------------------------------------------------------------------------------
Gartmore Value Opportunities Fund                        2.00%               90
--------------------------------------------------------------------------------
Gartmore Worldwide Leaders Fund                          2.00%               90
--------------------------------------------------------------------------------
Gartmore Growth Fund                                     2.00%               30
--------------------------------------------------------------------------------
Gartmore Large Cap Value Fund                            2.00%               30
--------------------------------------------------------------------------------
Gartmore Nationwide Fund                                 2.00%               30
--------------------------------------------------------------------------------
Gartmore Nationwide Leaders Fund                         2.00%               30
--------------------------------------------------------------------------------
Gartmore U.S. Growth Leaders Fund                        2.00%               30
--------------------------------------------------------------------------------
Gartmore Bond Fund                                       2.00%                7
--------------------------------------------------------------------------------
Gartmore Bond Index Fund                                 2.00%                7
--------------------------------------------------------------------------------
Gartmore Convertible Fund                                2.00%                7
--------------------------------------------------------------------------------
Gartmore Government Bond Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore High Yield Bond Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore International Index Fund                        2.00%                7
--------------------------------------------------------------------------------
Gartmore Mid Cap Market Index Fund                       2.00%                7
--------------------------------------------------------------------------------
Gartmore Short Duration Bond Fund                        2.00%                7
--------------------------------------------------------------------------------
Gartmore S&P 500 Index Fund                              2.00%                7
--------------------------------------------------------------------------------
Gartmore Small Cap Index Fund                            2.00%                7
--------------------------------------------------------------------------------
Gartmore Tax-Free Income Fund                            2.00%                7


                                                     GARTMORE SECTOR SERIES | 41

SECTION 5 DISTRIBUTIONS AND TAXES


The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distributions varies and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS AND CAPITAL GAINS

The Fund(s) intend to distribute income dividends to you quarterly. All income and capital gains distributions (which are paid annually) are automatically reinvested in shares of the applicable Fund. You may request a payment in cash in writing if the distribution is in excess of $5.


If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund's then-current net asset value until you give the Trust different instructions.


Dividends and capital gain distributions you receive from the Funds may be subject to Federal income tax, state taxes or local taxes:

o any taxable dividends, as well as distributions of short-term capital gains, are federally taxable at applicable ordinary income tax rates.

o distributions of net long-term capital gains are taxable to you as long-term capital gains.

o for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met.

o for corporate shareholders, a portion of income dividends may be eligible for the corporate dividend-received deduction.

o distributions declared in December but paid in January are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax.)

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend."

SELLING AND EXCHANGING SHARES

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Gartmore Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

OTHER TAX JURISDICTIONS

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

BACKUP WITHHOLDING


You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.


42 | GARTMORE SECTOR SERIES

SECTION 6 GARTMORE GLOBAL FINANCIAL SERVICES FUND FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the life of each Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information for the years ended October 31, 2002, 2003, 2004 and 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Trust's annual reports, which are available upon request. All other information has been audited by other auditors.


SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                        INVESTMENT ACTIVITIES
                                                 ------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                     NET ASSET          NET   UNREALIZED
                                        VALUE,   INVESTMENT        GAINS   TOTAL FROM
                                     BEGINNING       INCOME  (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)  INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)    $   10.00        0.04        (1.12)       (1.08)
Year Ended October 31, 2003          $    8.92        0.07         2.83         2.90
Year Ended October 31, 2004          $   11.80        0.12         1.77         1.89
Year Ended October 31, 2005          $   12.49        0.11         1.72         1.84
-------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2002 (d)    $   10.00       (0.02)       (1.11)       (1.13)
Year Ended October 31, 2003          $    8.87        0.01         2.79         2.80
Year Ended October 31, 2004          $   11.67        0.02         1.75         1.77
Year Ended October 31, 2005          $   12.30        0.04         1.68         1.73
-------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)    $   10.00       (0.02)       (1.11)       (1.13)
Year Ended October 31, 2003          $    8.87        0.01         2.79         2.80
Year Ended October 31, 2004          $   11.67        0.02         1.75         1.77
Year Ended October 31, 2005          $   12.30        0.03         1.68         1.72
-------------------------------------------------------------------------------------
CLASS R SHARE
Period Ended October 31, 2004 (g)    $   11.47        0.04         0.86         0.90
Year Ended October 31, 2005          $   12.31        0.12         1.67         1.80
-------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)    $   10.00        0.06        (1.12)       (1.06)
Year Ended October 31, 2003          $    8.94        0.11         2.83         2.94
Year Ended October 31, 2004          $   11.85        0.15         1.78         1.93
Year Ended October 31, 2005          $   12.55        0.16         1.72         1.89
-------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)    $   12.22        0.02         0.34         0.36
Year Ended October 31, 2005          $   12.55        0.12         1.76         1.89
-------------------------------------------------------------------------------------

                                               DISTRIBUTIONS
                                    -------------------------------------
                                                                           NET ASSET
                                           NET        NET                     VALUE,
                                    INVESTMENT   REALIZED           TOTAL     END OF         TOTAL
                                        INCOME      GAINS   DISTRIBUTIONS     PERIOD    RETURN (a)
--------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)           -          -               -   $    8.92   (10.78%)(e)
Year Ended October 31, 2003             (0.02)         -           (0.02)  $   11.80    32.59%
Year Ended October 31, 2004             (0.09)     (1.11)          (1.20)  $   12.49    17.01%
Year Ended October 31, 2005             (0.11)     (0.80)          (0.91)  $   13.41    14.91%
--------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2002 (d)           -          -               -   $    8.87   (11.30%)(e)
Year Ended October 31, 2003                 -          -               -   $   11.67    31.60%
Year Ended October 31, 2004             (0.03)     (1.11)          (1.14)  $   12.30    16.15%
Year Ended October 31, 2005             (0.05)     (0.80)          (0.85)  $   13.17    14.02%
--------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)           -          -               -   $    8.87   (11.30%)(e)
Year Ended October 31, 2003                 -          -               -   $   11.67    31.60%
Year Ended October 31, 2004             (0.03)     (1.11)          (1.14)  $   12.30    16.16%
Year Ended October 31, 2005             (0.05)     (0.80)          (0.85)  $   13.16    13.94%
--------------------------------------------------------------------------------------------------
CLASS R SHARE
Period Ended October 31, 2004 (g)       (0.06)         -           (0.06)  $   12.31     7.89% (e)
Year Ended October 31, 2005             (0.11)     (0.80)          (0.91)  $   13.19    14.82%
--------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)           -          -               -   $    8.94   (10.57%)(e)
Year Ended October 31, 2003             (0.03)         -           (0.03)  $   11.85    32.95%
Year Ended October 31, 2004             (0.12)     (1.11)          (1.23)  $   12.55    17.25%
Year Ended October 31, 2005             (0.15)     (0.80)          (0.95)  $   13.48    15.20%
--------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)       (0.03)         -           (0.03)  $   12.55      2.96%(e)
Year Ended October 31, 2005             (0.15)     (0.80)          (0.95)  $   13.48     15.20%
--------------------------------------------------------------------------------------------------

                                                                     RATIO/SUPPLEMENTAL DATA
                                     -----------------------------------------------------------------------------------------
                                                                                                   RATIO OF NET
                                                                                        RATIO OF     INVESTMENT
                                                                  RATIO OF NET          EXPENSES   INCOME (LOSS
                                                                    INVESTMENT         (PRIOR TO      (PRIOR TO
                                     NET ASSETS     RATIO OF            INCOME        REIMBURSE-     REIMBURSE-
                                         AT END     EXPENSES         (LOSS) TO         MENTS) TO      MENTS) TO
                                      OF PERIOD   TO AVERAGE       AVERAGE NET       AVERAGE NET    AVERAGE NET     PORTFOLIO
                                         (000s)   NET ASSETS            ASSETS        ASSETS (b)     ASSETS (b)  TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)    $      675     1.66%(f)         0.47% (f)          3.76%(f)     (1.63%)(f)       102.39%
Year Ended October 31, 2003          $    1,228     1.65%            0.81%              2.78%        (0.33%)          256.82%
Year Ended October 31, 2004          $    2,457     1.65%            1.06%              2.41%         0.31%           129.61%
Year Ended October 31, 2005          $    4,546     1.66%            1.00%              2.00%         0.66%           213.88%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2002 (d)    $      672     2.38%(f)        (0.25%)(f)          4.51%(f)     (2.38%)(f)       102.39%
Year Ended October 31, 2003          $      906     2.40%            0.08%              3.67%        (1.20%)          256.82%
Year Ended October 31, 2004          $    1,072     2.40%            0.20%              3.14%        (0.54%)          129.61%
Year Ended October 31, 2005          $    1,243     2.40%            0.28%              2.80%        (0.12%)          213.88%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (d)    $      665     2.38%(f)        (0.25%)(f)          4.51%(f)     (2.38%)(f)       102.39%
Year Ended October 31, 2003          $      883     2.40%            0.08%              3.68%        (1.20%)          256.82%
Year Ended October 31, 2004          $    1,088     2.40%            0.20%              3.15%        (0.55%)          129.61%
Year Ended October 31, 2005          $    1,590     2.40%            0.30%              2.77%        (0.08%)          213.88%
------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARE
Period Ended October 31, 2004 (g)    $        1     1.98%(f)         0.46% (f)          2.74%(f)     (0.30%)(f)       129.61%
Year Ended October 31, 2005          $        1     1.71%            0.96%              2.27%         0.41%           213.88%
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)    $      671     1.40%(f)         0.73% (f)          3.51%(f)     (1.38%)(f)       102.39%
Year Ended October 31, 2003          $      892     1.40%            1.08%              2.68%        (0.20%)          256.82%
Year Ended October 31, 2004          $    1,046     1.40%            1.20%              2.14%         0.46%           129.61%
Year Ended October 31, 2005          $    1,205     1.40%            1.27%              1.79%         0.88%           213.88%
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)    $      674     1.40%(f)         0.53% (f)          2.30%(f)     (0.37%)(f)       129.61%
Year Ended October 31, 2005          $    6,219     1.40%            1.22%              1.62%         1.00%           213.88%
------------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)   Not annualized.
(f)   Annualized.
(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

                                                     GARTMORE SECTOR SERIES | 43

SECTION 6 GARTMORE GLOBAL HEALTH SCIENCES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                         INVESTMENT ACTIVITIES
                                                 ------------------------------------
                                                                     NET
                                                                REALIZED
                                                                     AND
                                     NET ASSET          NET   UNREALIZED
                                        VALUE,   INVESTMENT        GAINS   TOTAL FROM
                                     BEGINNING       INCOME  (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)  INVESTMENTS   ACTIVITIES
-------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2001 (d)    $   10.00       (0.03)       (0.63)       (0.66)
Year Ended October 31, 2002          $    9.33       (0.06)       (0.97)       (1.03)
Year Ended October 31, 2003          $    8.30       (0.05)        1.99         1.94
Year Ended October 31, 2004          $   10.24       (0.06)        0.70         0.64
Year Ended October 31, 2005          $   10.04       (0.06)        1.71         1.65
-------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2001 (d)    $   10.00       (0.09)       (0.62)       (0.71)
Year Ended October 31, 2002          $    9.29       (0.15)       (0.93)       (1.08)
Year Ended October 31, 2003          $    8.21       (0.13)        1.98         1.85
Year Ended October 31, 2004          $   10.06       (0.13)        0.69         0.56
Year Ended October 31, 2005          $    9.78       (0.13)        1.67         1.54
-------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (e)    $    7.92       (0.01)        0.30         0.29
Year Ended October 31, 2003          $    8.21       (0.12)        1.98         1.86
Year Ended October 31, 2004              10.07       (0.04)        0.59         0.55
Year Ended October 31, 2005          $    9.78       (0.12)        1.66         1.54
-------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (h)        10.04       (0.09)       (0.14)       (0.23)
Year Ended October 31, 2005          $    9.81       (0.06)        1.68         1.62
-------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2001 (d)    $   10.00       (0.01)       (0.62)       (0.63)
Year Ended October 31, 2002          $    9.36       (0.04)       (0.97)       (1.01)
Year Ended October 31, 2003          $    8.35       (0.04)        2.01         1.97
Year Ended October 31, 2004          $   10.32       (0.06)        0.71         0.65
Year Ended October 31, 2005          $   10.13       (0.05)        1.74         1.69
-------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)    $   10.92       (0.01)       (0.77)       (0.78)
Year Ended October 31, 2005          $   10.14       (0.03)        1.74         1.71
-------------------------------------------------------------------------------------

                                                  DISTRIBUTIONS
                                     -------------------------------------
                                                                             NET ASSET
                                          NET                                   VALUE,
                                     REALIZED       RETURN           TOTAL      END OF        TOTAL
                                        GAINS   OF CAPITAL   DISTRIBUTIONS      PERIOD   RETURN (a)
---------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2001 (d)          -        (0.01)          (0.01)   $    9.33   (6.61%)(f)
Year Ended October 31, 2002                -            -               -    $    8.30  (11.04%)
Year Ended October 31, 2003                -            -               -    $   10.24   23.37%
Year Ended October 31, 2004            (0.84)           -           (0.84)   $   10.04    6.26%
Year Ended October 31, 2005            (0.06)           -           (0.06)   $   11.63   16.47%
---------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2001 (d)          -            -               -    $    9.29   (7.10%)(f)
Year Ended October 31, 2002                -            -               -    $    8.21  (11.63%)
Year Ended October 31, 2003                -            -               -    $   10.06   22.53%
Year Ended October 31, 2004            (0.84)           -           (0.84)   $    9.78    5.52%
Year Ended October 31, 2005            (0.06)           -           (0.06)   $   11.26   15.78%
---------------------------------------------------------------------------------------------------
CLASS C SHARES
Period Ended October 31, 2002 (e)          -            -               -    $    8.21    3.66%(f)
Year Ended October 31, 2003                -            -               -    $   10.07   22.66%
Year Ended October 31, 2004            (0.84)           -           (0.84)   $    9.78    5.52%
Year Ended October 31, 2005            (0.06)           -           (0.06)   $   11.26   15.66%
---------------------------------------------------------------------------------------------------
CLASS R SHARES
Period Ended October 31, 2004 (h)          -            -               -    $    9.81   (2.29%)(f)
Year Ended October 31, 2005            (0.06)           -           (0.06)   $   11.37   16.55%
---------------------------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2001 (d)          -        (0.01)          (0.01)   $    9.36   (6.25%)(f)
Year Ended October 31, 2002                -            -               -    $    8.35  (10.79%)
Year Ended October 31, 2003                -            -               -    $   10.32   23.59%
Year Ended October 31, 2004            (0.84)           -           (0.84)   $   10.13    6.30%
Year Ended October 31, 2005            (0.06)           -           (0.06)   $   11.76   16.72%
---------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)          -            -               -    $   10.14   (7.14%)(f)
Year Ended October 31, 2005            (0.06)           -           (0.06)   $   11.79   16.90%
---------------------------------------------------------------------------------------------------

                                                                    RATIO/SUPPLEMENTAL DATA
                                      -----------------------------------------------------------------------------------
                                                                                             RATIO OF NET
                                                                                  RATIO OF     INVESTMENT
                                                                RATIO OF NET      EXPENSES  INCOME (LOSS)
                                                                  INVESTMENT     (PRIOR TO      (PRIOR TO
                                      NET ASSETS     RATIO OF         INCOME    REIMBURSE-     REIMBURSE-
                                          AT END     EXPENSES      (LOSS) TO     MENTS) TO      MENTS) TO
                                       OF PERIOD   TO AVERAGE    AVERAGE NET   AVERAGE NET    AVERAGE NET      PORTFOLIO
                                          (000s)   NET ASSETS         ASSETS    ASSETS (b)     ASSETS (b)   TURNOVER (c)
-------------------------------------------------------------------------------------------------------------------------
Class A Shares
Period Ended October 31, 2001 (d)     $      779     1.53%(g)     (0.55%)(g)      6.84%(g)     (5.86%)(g)        754.05%
Year Ended October 31, 2002           $    1,538     1.60%        (0.99%)         3.10%        (2.49%)           893.80%
Year Ended October 31, 2003           $    4,087     1.57%        (0.75%)         2.29%        (1.47%)           570.16%
Year Ended October 31, 2004           $    6,144     1.59%        (0.67%)         1.90%        (0.98%)           388.52%
Year Ended October 31, 2005           $   11,131     1.64%        (0.66%)         1.72%        (0.74%)           401.37%
-------------------------------------------------------------------------------------------------------------------------

Class B Shares
Period Ended October 31, 2001 (d)     $      774     2.13%(g)     (1.15%)(g)      7.61%(g)     (6.63%)(g)        754.05%
Year Ended October 31, 2002           $      730     2.28%        (1.71%)         4.00%        (3.43%)           893.80%
Year Ended October 31, 2003           $      899     2.25%        (1.41%)         3.06%        (2.22%)           570.16%
Year Ended October 31, 2004           $    1,076     2.25%        (1.32%)         2.56%        (1.63%)           388.52%
Year Ended October 31, 2005           $    1,302     2.29%        (1.27%)         2.39%        (1.37%)           401.37%
-------------------------------------------------------------------------------------------------------------------------

Class C Shares
Period Ended October 31, 2002 (e)     $       58     2.25%(g)     (1.69%)(g)      2.80%(g)     (2.24%)(g)        893.80%
Year Ended October 31, 2003           $      130     2.25%        (1.45%)         2.96%        (2.16%)           570.16%
Year Ended October 31, 2004           $    2,092     2.25%        (1.44%)         2.57%        (1.76%)           388.52%
Year Ended October 31, 2005           $    3,899     2.30%        (1.30%)         2.37%        (1.37%)           401.37%
-------------------------------------------------------------------------------------------------------------------------

Class R Shares
Period Ended October 31, 2004 (h)     $        1     1.88%(g)     (1.03%)(g)      2.22%(g)     (1.37%)(g)        388.52%
Year Ended October 31, 2005           $        1     1.60%        (0.59%)         1.67%        (0.65%)           401.37%
-------------------------------------------------------------------------------------------------------------------------

Institutional Service Class Shares
Period Ended October 31, 2001 (d)     $      781     1.10%(g)     (0.13%)(g)      6.59%(g)     (5.62%)(g)        754.05%
Year Ended October 31, 2002           $    1,403     1.27%        (0.66%)         2.85%        (2.24%)           893.80%
Year Ended October 31, 2003           $    3,746     1.42%        (0.61%)         2.12%        (1.31%)           570.16%
Year Ended October 31, 2004           $    4,979     1.46%        (0.54%)         1.76%        (0.84%)           388.52%
Year Ended October 31, 2005           $    5,828     1.50%        (0.47%)         1.59%        (0.57%)           401.37%
-------------------------------------------------------------------------------------------------------------------------

Institutional Class Shares
Period Ended October 31, 2004 (i)     $      404     1.25%(g)     (0.25%)(g)      1.54%(g)     (0.54%)(g)        388.52%
Year Ended October 31, 2005           $    3,776     1.29%        (0.35%)         1.34%        (0.41%)           401.37%
-------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(e) For the period from September 23, 2002 (commencement of operations) through October 31, 2002.
(f)   Not annualized.
(g)   Annualized.
(h) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

44 | GARTMORE SECTOR SERIES

SECTION 6 GARTMORE GLOBAL NATURAL RESOURCES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                                INVESTMENT ACTIVITIES
                                                 ---------------------------------------------------
                                                                           NET REALIZED
                                                                                    AND
                                     NET ASSET          NET                  UNREALIZED
                                        VALUE,   INVESTMENT                       GAINS   TOTAL FROM
                                     BEGINNING       INCOME   REDEMPTION    (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)         FEES    INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $   10.00         -               -           1.25         1.25
Year Ended October 31, 2005          $   11.23         -(g)         0.01           7.14         7.15
----------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2004 (d)    $   10.00     (0.03)              -           1.24         1.21
Year Ended October 31, 2005          $   11.21     (0.04)           0.01           7.04         7.01
----------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2004 (d)    $   10.00     (0.02)              -           1.23         1.21
Year Ended October 31, 2005          $   11.21     (0.04)           0.01           7.05         7.02
----------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (d)    $   10.00     (0.02)              -           1.24         1.22
Year Ended October 31, 2005          $   11.22         -(g)         0.01           7.08         7.09
----------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00      0.02               -           1.23         1.25
Year Ended October 31, 2005          $   11.23      0.01            0.01           7.15         7.17
----------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $   10.00      0.01               -           1.25         1.26
Year Ended October 31, 2005          $   11.24      0.03            0.01           7.15         7.19
----------------------------------------------------------------------------------------------------

                                                 DISTRIBUTIONS
                                     -------------------------------------
                                                                             NET ASSET
                                            NET        NET                      VALUE,
                                     INVESTMENT   REALIZED           TOTAL      END OF        TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS      PERIOD   RETURN (a)
---------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)        (0.02)       -             (0.02)   $   11.23    12.58%(e)
Year Ended October 31, 2005              (0.01)   (0.40)            (0.41)   $   17.97    65.51%

---------------------------------------------------------------------------------------------------
CLASS B SHARES
Period Ended October 31, 2004 (d)            -        -                 -    $   11.21    12.10%(e)
Year Ended October 31, 2005                  -    (0.40)            (0.40)   $   17.82    64.49%
---------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2004 (d)            -        -                 -    $   11.21    12.20%(e)
Year Ended October 31, 2005                  -    (0.40)            (0.40)   $   17.83    64.42%
---------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (d)            -        -(g)              -    $   11.22    12.22%(e)
Year Ended October 31, 2005                  -    (0.40)            (0.40)   $   17.91    65.15%
---------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)        (0.02)       -             (0.02)   $   11.23    12.50%(e)
Year Ended October 31, 2005              (0.01)   (0.40)            (0.41)   $   17.99    65.89%
---------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)        (0.02)       -             (0.02)   $   11.24    12.60%(e)
Year Ended October 31, 2005              (0.02)   (0.40)            (0.42)   $   18.01    66.02%
---------------------------------------------------------------------------------------------------

                                                                RATIO/SUPPLEMENTAL DATA
                                     -----------------------------------------------------------------------------------
                                                                                             RATIO OF NET
                                                                                  RATIO OF     INVESTMENT
                                                                RATIO OF NET      EXPENSES   INCOME(LOSS)
                                                                  INVESTMENT     (PRIOR TO      (PRIOR TO
                                     NET ASSETS      RATIO OF         INCOME    REIMBURSE-    REIMBURSE-
                                         AT END   EXPENSES TO      (LOSS) TO     MENTS) TO      MENTS) TO
                                      OF PERIOD   AVERAGE NET        AVERAGE   AVERAGE NET    AVERAGE NET      PORTFOLIO
                                         (000s)        ASSETS     NET ASSETS    ASSETS (b)     ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2004 (d)    $      107      1.58%(f)     (1.05%)(f)      4.11%(f)     (3.59%)(f)         48.29%
Year Ended October 31, 2005          $   10,915      1.47%        (0.13%)         1.59%        (0.25%)           313.92%
------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2004 (d)    $        1      2.30%(f)     (0.88%)(f)      4.44%(f)     (3.02%)(f)         48.29%
Year Ended October 31, 2005          $      648      2.20%        (0.83%)         2.54%        (1.18%)           313.92%
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2004 (d)    $        6      2.30%(f)     (1.29%)(f)      4.77%(f)     (3.76%)(f)         48.29%
Year Ended October 31, 2005          $    4,938      2.20%        (0.87%)         2.27%        (0.94%)           313.92%
------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (d)    $        1      1.94%(f)     (0.53%)(f)      3.91%(f)     (2.51%)(f)         48.29%
Year Ended October 31, 2005          $       23      1.73%        (0.14%)         1.94%        (0.36%)           313.92%
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2004 (d)    $        1      1.39%(f)      0.17%(f)       3.56%(f)     (2.00%)(f)         48.29%
Year Ended October 31, 2005          $      170      1.22%         0.03%          0.80%         0.45%            313.92%
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (d)    $    3,377      1.30%(f)      0.27%(f)       3.32%(f)     (1.74%)(f)         48.29%
Year Ended October 31, 2005          $    8,078      1.23%         0.25%          1.95%        (0.48%)           313.92%
------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(e)   Not annualized.

(f)   Annualized.

(g)   Amount is less than $0.005.

                                                     GARTMORE SECTOR SERIES | 45

SECTION 6 GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND FINANCIAL
HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                          INVESTMENT ACTIVITIES
                                                 --------------------------------------
                                                              NET REALIZED
                                                                       AND
                                     NET ASSET          NET    UNREALIZED
                                        VALUE,   INVESTMENT          GAINS   TOTAL FROM
                                     BEGINNING       INCOME    (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)    INVESTMENTS   ACTIVITIES
--------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001          $   11.12       (0.06)         (6.41)       (6.47)
Year Ended October 31, 2002          $    4.02       (0.04)         (1.35)       (1.39)
Year Ended October 31, 2003          $    2.63       (0.04)          1.27         1.23
Year Ended October 31, 2004          $    3.86       (0.06)         (0.28)       (0.34)
Year Ended October 31, 2005          $    3.52       (0.03)          0.22         0.19
---------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001          $   11.09       (0.09)         (6.40)       (6.49)
Year Ended October 31, 2002          $    3.97       (0.07)         (1.32)       (1.39)
Year Ended October 31, 2003          $    2.58       (0.06)          1.25         1.19
Year Ended October 31, 2004          $    3.77       (0.08)         (0.28)       (0.36)
Year Ended October 31, 2005          $    3.41       (0.05)          0.21         0.16
---------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)    $    5.37       (0.02)         (1.36)       (1.38)
Year Ended October 31, 2002          $    3.99       (0.08)         (1.31)       (1.39)
Year Ended October 31, 2003          $    2.60       (0.06)          1.25         1.19
Year Ended October 31, 2004          $    3.79       (0.06)         (0.30)       (0.36)
Year Ended October 31, 2005 (j)      $    3.43       (0.05)          0.22         0.17
---------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (h)    $    3.70       (0.05)         (0.23)       (0.28)
Year Ended October 31, 2005          $    3.42       (0.03)          0.21         0.18
---------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001          $   11.12       (0.04)         (6.39)       (6.43)
Year Ended October 31, 2002          $    4.06       (0.03)         (1.37)       (1.40)
Year Ended October 31, 2003          $    2.66       (0.04)          1.30         1.26
Year Ended October 31, 2004          $    3.92       (0.06)         (0.29)       (0.35)
Year Ended October 31, 2005          $    3.57       (0.03)          0.24         0.21
---------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)    $    3.81       (0.01)         (0.22)       (0.23)
Year Ended October 31, 2005          $    3.58       (0.02)          0.23         0.21
---------------------------------------------------------------------------------------

                                            DISTRIBUTIONS
                                     ------------------------
                                                                NET ASSET
                                          NET                      VALUE,
                                     REALIZED           TOTAL      END OF          TOTAL
                                        GAINS   DISTRIBUTIONS      PERIOD     RETURN (a)
----------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001            (0.63)          (0.63)   $    4.02    (60.93%)
Year Ended October 31, 2002                -               -    $    2.63    (34.58%)(g)
Year Ended October 31, 2003                -               -    $    3.86     46.77%
Year Ended October 31, 2004                -               -    $    3.52     (8.81%)
Year Ended October 31, 2005                -               -    $    3.71      5.40%
----------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001            (0.63)          (0.63)   $    3.97    (61.30%)
Year Ended October 31, 2002                -               -    $    2.58    (35.01%)(g)
Year Ended October 31, 2003                -               -    $    3.77     46.12%
Year Ended October 31, 2004                -               -    $    3.41     (9.55%)
Year Ended October 31, 2005                -               -    $    3.57      4.69%
----------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)          -               -    $    3.99    (25.70%)(e)
Year Ended October 31, 2002                -               -    $    2.60    (34.84%)(g)
Year Ended October 31, 2003                -               -    $    3.79     45.77%
Year Ended October 31, 2004                -               -    $    3.43     (9.50%)
Year Ended October 31, 2005 (j)            -               -    $    3.60      4.96%
----------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (h)          -               -    $    3.42     (7.57%)(e)
Year Ended October 31, 2005                -               -    $    3.60      5.26%
----------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001            (0.63)          (0.63)   $    4.06    (60.58%)
Year Ended October 31, 2002                -               -    $    2.66    (34.48%)(g)
Year Ended October 31, 2003                -               -    $    3.92     47.37%
Year Ended October 31, 2004                -               -    $    3.57     (8.93%)
Year Ended October 31, 2005                -               -    $    3.78      5.88%
----------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)          -               -    $    3.58     (6.04%)(e)
Year Ended October 31, 2005                -               -    $    3.79      5.87%
----------------------------------------------------------------------------------------

                                                                   RATIO/SUPPLEMENTAL DATA
                                     -----------------------------------------------------------------------------------
                                                                                             RATIO OF NET
                                                                                  RATIO OF     INVESTMENT
                                                                RATIO OF NET      EXPENSES   INCOME(LOSS)
                                                                  INVESTMENT     (PRIOR TO      (PRIOR TO
                                     NET ASSETS      RATIO OF         INCOME    REIMBURSE-     REIMBURSE-
                                         AT END   EXPENSES TO      (LOSS) TO     MENTS) TO      MENTS) TO
                                      OF PERIOD   AVERAGE NET        AVERAGE   AVERAGE NET    AVERAGE NET      PORTFOLIO
                                         (000s)        ASSETS     NET ASSETS    ASSETS (b)     ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Year Ended October 31, 2001          $    2,038      1.73%        (1.05%)         6.38%        (5.70%)           922.33%
Year Ended October 31, 2002          $    1,514      1.69%        (1.37%)         2.56%        (2.24%)           944.01%
Year Ended October 31, 2003          $    3,303      1.69%        (1.38%)         2.96%        (2.64%)         1,136.72%
Year Ended October 31, 2004          $    2,991      1.71%        (1.45%)         2.02%        (1.76%)           722.91%
Year Ended October 31, 2005          $    3,071      1.72%        (0.87%)         2.23%        (1.38%)           654.64%
------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Year Ended October 31, 2001          $    1,137      2.33%        (1.66%)         7.21%        (6.54%)           922.33%
Year Ended October 31, 2002          $      780      2.38%        (2.02%)         3.32%        (2.96%)           944.01%
Year Ended October 31, 2003          $    1,196      2.40%        (2.07%)         3.73%        (3.40%)         1,136.72%
Year Ended October 31, 2004          $    1,064      2.40%        (2.14%)         2.72%        (2.46%)           722.91%
Year Ended October 31, 2005          $    1,038      2.41%        (1.55%)         2.93%        (2.07%)           654.64%
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2001 (d)    $       29      2.33%(f)     (1.79%)(f)      9.94%(f)     (9.40%)(f)        922.33%
Year Ended October 31, 2002          $       17      2.38%        (1.83%)         3.40%        (2.85%)           944.01%
Year Ended October 31, 2003          $       39      2.40%        (2.10%)         3.65%        (3.35%)         1,136.72%
Year Ended October 31, 2004          $       79      2.40%        (2.14%)         2.73%        (2.47%)           722.91%
Year Ended October 31, 2005 (j)      $       33      2.41%        (1.51%)         3.06%        (2.16%)           654.64%
------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (h)    $        1      1.99%(f)     (1.75%)(f)      2.28%(f)     (2.04%)(f)        722.91%
Year Ended October 31, 2005          $        1      1.83%        (1.01%)         2.33%        (1.51%)           654.64%
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Year Ended October 31, 2001          $      730      1.40%        (0.70%)         5.70%        (5.00%)           922.33%
Year Ended October 31, 2002          $      843      1.41%        (1.37%)         2.08%        (2.04%)           944.01%
Year Ended October 31, 2003          $    5,006      1.58%        (1.29%)         2.65%        (2.36%)         1,136.72%
Year Ended October 31, 2004          $    4,358      1.62%        (1.36%)         1.92%        (1.67%)           722.91%
Year Ended October 31, 2005          $    3,513      1.62%        (0.74%)         2.17%        (1.30%)           654.64%
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (i)    $      231      1.40%(g)     (1.05%)(f)      1.92%(f)     (1.57%)(f)        722.91%
Year Ended October 31, 2005          $    2,344      1.40%        (0.77%)         1.68%        (1.05%)           654.64%
------------------------------------------------------------------------------------------------------------------------

(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e)   Not annualized.

(f)   Annualized.

(g) The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total returns by 0.54%, 0.60%, 0.89%, and 0.38% for Class A, Class B, Class C and Institutional Service Class shares, respectively.

(h) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j) Net investment income (loss) is based on average shares outstanding during the period.


46 | GARTMORE SECTOR SERIES

SECTION 6 GARTMORE GLOBAL UTILITIES FUND FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING


                                                                INVESTMENT ACTIVITIES
                                                 ---------------------------------------------------
                                                                           NET REALIZED
                                                                                    AND
                                     NET ASSET          NET                  UNREALIZED
                                        VALUE,   INVESTMENT                       GAINS   TOTAL FROM
                                     BEGINNING       INCOME   REDEMPTION    (LOSSES) ON   INVESTMENT
                                     OF PERIOD       (LOSS)         FEES    INVESTMENTS   ACTIVITIES
----------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)    $   10.00         0.11                       (2.85)       (2.74)
Year Ended October 31, 2003          $    7.20         0.07                        1.06         1.13
Year Ended October 31, 2004          $    8.28         0.09            -           2.54         2.63
Year Ended October 31, 2005          $   10.87         0.19         0.02           1.69         1.90
----------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2002 (d)    $   10.00         0.05                       (2.84)       (2.79)
Year Ended October 31, 2003          $    7.18         0.02                        1.05         1.07
Year Ended October 31, 2004          $    8.22         0.04            -           2.50         2.54
Year Ended October 31, 2005          $   10.75         0.09         0.02           1.59         1.79
----------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2002 (d)    $   10.00         0.05                       (2.84)       (2.79)
Year Ended October 31, 2003          $    7.18         0.02                        1.05         1.07
Year Ended October 31, 2004          $    8.22         0.03            -           2.51         2.54
Year Ended October 31, 2005 (i)      $   10.74         0.15         0.02           1.62         1.79
----------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (g)    $    9.14         0.08            -           1.58         1.66
Year Ended October 31, 2005          $   10.78         0.20         0.02           1.66         1.88
----------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)    $   10.00         0.13                       (2.85)       (2.72)
Year Ended October 31, 2003          $    7.21         0.09                        1.06         1.15
Year Ended October 31, 2004          $    8.30         0.13            -           2.53         2.66
Year Ended October 31, 2005          $   10.91         0.23         0.02           1.69         1.94
----------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)    $    9.75         0.03            -           1.15         1.18
Year Ended October 31, 2005          $   10.91         0.17         0.02           1.75         1.94
----------------------------------------------------------------------------------------------------

                                                 DISTRIBUTIONS
                                     -------------------------------------
                                                                             NET ASSET
                                            NET        NET                      VALUE,
                                     INVESTMENT   REALIZED           TOTAL      END OF        TOTAL
                                         INCOME      GAINS   DISTRIBUTIONS      PERIOD   RETURN (a)
----------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)         (0.06)         -           (0.06)  $    7.20   (27.46%)(e)
Year Ended October 31, 2003               (0.05)         -           (0.05)  $    8.28    15.80%
Year Ended October 31, 2004               (0.04)         -           (0.04)  $   10.87    31.81%
Year Ended October 31, 2005               (0.22)     (0.25)          (0.47)  $   12.30    17.73%
----------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2002 (d)         (0.03)         -           (0.03)  $    7.18   (27.93%)(e)
Year Ended October 31, 2003               (0.03)         -           (0.03)  $    8.22    14.92%
Year Ended October 31, 2004               (0.01)         -           (0.01)  $   10.75    30.86%
Year Ended October 31, 2005               (0.14)     (0.25)          (0.39)  $   12.15    16.93%
----------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2002 (d)         (0.03)         -           (0.03)  $    7.18   (27.93%)(e)
Year Ended October 31, 2003               (0.03)         -           (0.03)  $    8.22    14.92%
Year Ended October 31, 2004               (0.02)         -           (0.02)  $   10.74    30.90%
Year Ended October 31, 2005 (i)           (0.13)     (0.25)          (0.38)  $   12.15    16.88%
----------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (g)         (0.02)         -           (0.02)  $   10.78    18.23%(e)
Year Ended October 31, 2005               (0.21)     (0.25)          (0.46)  $   12.20    17.61%
----------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)         (0.07)         -           (0.07)  $    7.21   (27.27%)(e)
Year Ended October 31, 2003               (0.06)         -           (0.06)  $    8.30    16.10%
Year Ended October 31, 2004               (0.05)         -           (0.05)  $   10.91    32.13%
Year Ended October 31, 2005               (0.25)     (0.25)          (0.50)  $   12.35    18.05%
----------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)         (0.02)         -           (0.02)  $   10.91    12.15%(e)
Year Ended October 31, 2005               (0.25)     (0.25)          (0.50)  $   12.35    18.05%
----------------------------------------------------------------------------------------------------

                                                                   RATIO/SUPPLEMENTAL DATA
                                     -----------------------------------------------------------------------------------
                                                                                             RATIO OF NET
                                                                                  RATIO OF     INVESTMENT
                                                                RATIO OF NET      EXPENSES   INCOME(LOSS)
                                                                  INVESTMENT     (PRIOR TO      (PRIOR TO
                                     NET ASSETS      RATIO OF         INCOME    REIMBURSE-     REIMBURSE-
                                         AT END   EXPENSES TO      (LOSS) TO     MENTS) TO      MENTS) TO
                                      OF PERIOD   AVERAGE NET        AVERAGE   AVERAGE NET    AVERAGE NET      PORTFOLIO
                                         (000s)        ASSETS     NET ASSETS    ASSETS (b)     ASSETS (b)   TURNOVER (c)
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period Ended October 31, 2002 (d)    $      547      1.46%(f)       1.46%(f)      3.96%(f)     (1.04%)(f)        146.88%
Year Ended October 31, 2003          $      734      1.45%          0.96%         3.06%        (0.65%)           112.34%
Year Ended October 31, 2004          $    1,190      1.45%          1.14%         2.70%        (0.10%)           391.22%
Year Ended October 31, 2005          $    2,377      1.47%          1.70%         2.02%         1.15%            295.27%
------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
Period Ended October 31, 2002 (d)    $      544      2.18%(f)       0.75%(f)      4.71%(f)     (1.78%)(f)        146.88%
Year Ended October 31, 2003          $      625      2.20%          0.25%         3.89%        (1.44%)           112.34%
Year Ended October 31, 2004          $      885      2.20%          0.41%         3.46%        (0.84%)           391.22%
Year Ended October 31, 2005          $    1,202      2.20%          0.96%         2.76%         0.40%            295.27%
------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
Period Ended October 31, 2002 (d)    $      541      2.18%(f)       0.75%(f)      4.71%(f)     (1.78%)(f)        146.88%
Year Ended October 31, 2003          $      623      2.20%          0.25%         3.89%        (1.44%)           112.34%
Year Ended October 31, 2004          $    3,556      2.20%          0.43%         3.33%        (0.70%)           391.22%
Year Ended October 31, 2005 (i)      $    2,435      2.20%          1.25%         2.81%         0.63%            295.27%
------------------------------------------------------------------------------------------------------------------------

CLASS R SHARES
Period Ended October 31, 2004 (g)    $        1      1.78%(f)       0.99%(f)      3.14%(f)     (0.35%)(f)        391.22%
Year Ended October 31, 2005          $        1      1.51%          1.64%         2.31%         0.84%            295.27%
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (d)    $      545      1.20%(f)       1.72%(f)      3.71%(f)     (0.79%)(f)        146.88%
Year Ended October 31, 2003          $      633      1.20%          1.25%         2.89%        (0.44%)           112.34%
Year Ended October 31, 2004          $      837      1.20%          1.41%         2.46%         0.15%            391.22%
Year Ended October 31, 2005          $      987      1.20%          1.97%         1.78%         1.39%            295.27%
------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2004 (h)    $      250      1.20%(f)       1.02%(f)      2.19%(f)      0.03%(f)         391.22%
Year Ended October 31, 2005          $    1,896      1.20%          1.85%         1.67%         1.38%            295.27%
------------------------------------------------------------------------------------------------------------------------


(a)   Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.


(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from December 18, 2001 (commencement of operations) through October 31, 2002.

(e)   Not annualized.

(f)   Annualized.

(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i) Net investment income (loss) is based on average shares outstanding during the period.


GARTMORE SECTOR SERIES | 47

                     This page is intentionally left blank.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents--which may be obtained free of charge--contain additional information about the Fund:

o Statement of Additional Information (incorporated by reference into this Prospectus)

o Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund's performance)

o     Semi-Annual Reports

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC

o     on the SEC's EDGAR database via the Internet at www.sec.gov,

o     by electronic request publicinfo@sec.gov,


o in person at the SEC's Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090.), or

o by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)


THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495

FOR ADDITIONAL INFORMATION CONTACT:


BY REGULAR MAIL:
Gartmore Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
614-428-3278 (fax)


BY OVERNIGHT MAIL:
Gartmore Funds
3435 Stelzer Road
Columbus, Ohio 43219

FOR 24-HOUR ACCESS:
800-848-0920 (toll free) Customer Service Representatives are available 8 a.m. - 9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

                 (c) 2005 Gartmore Global Investments, Inc. All rights reserved.


                                                                     PR-SEC 2/06

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2006


                              GARTMORE MUTUAL FUNDS

Gartmore Optimal Allocations Fund: Moderate                       Gartmore Investor Destinations Conservative Fund
Gartmore Optimal Allocations Fund: Moderately Aggressive          Gartmore Large Cap Value Fund
Gartmore Optimal Allocations Fund: Aggressive                     Gartmore Micro Cap Equity Fund
Gartmore Optimal Allocations Fund: Specialty                      Gartmore Mid Cap Growth Fund
Gartmore Bond Fund                                                Gartmore Mid Cap Market Index Fund
Gartmore Bond Index Fund                                          Gartmore Mid Cap Growth Leaders Fund
Gartmore China Opportunities Fund                                 Gartmore Money Market Fund
Gartmore Convertible Fund                                         Gartmore Short Duration Bond Fund
Gartmore Emerging Markets Fund                                    Gartmore Enhanced Income Fund (formerly Gartmore Morley
Gartmore Global Financial Services Fund                              Enhanced Income Fund)
Gartmore Global Health Sciences Fund                              Gartmore Nationwide Fund
Gartmore Global Natural Resources Fund                            Gartmore Nationwide Leaders Fund
Gartmore Global Technology and                                    Gartmore S&P 500 Index Fund
    Communications Fund                                           Gartmore Small Cap Index Fund
Gartmore Global Utilities Fund                                    Gartmore Tax-Free Income Fund
Gartmore Government Bond Fund                                     Gartmore Small Cap Fund
Gartmore Growth Fund                                              Gartmore Small Cap Leaders Fund
Gartmore High Yield Bond Fund                                     Gartmore U.S. Growth Leaders Fund
Gartmore International Growth Fund                                Gartmore U.S. Growth Leaders
Gartmore International Index Fund                                    Long-Short Fund
Gartmore Investor Destinations Aggressive Fund                    Gartmore Value Opportunities Fund
Gartmore Investor Destinations Moderately Aggressive Fund         Gartmore Worldwide Leaders Fund
Gartmore Investor Destinations Moderate Fund                      NorthPointe Small Cap Growth Fund
Gartmore Investor Destinations Moderately Conservative Fund       NorthPointe Small Cap Value Fund
-------------------------------------------------------------------------------------------------------------------------

      Gartmore Mutual Funds (the "Trust") is a registered open-end investment company consisting of 45 series as of the date hereof. This Statement of Additional Information ("SAI") relates to all series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").

      This SAI is not a prospectus but is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the following Prospectuses:

            o Gartmore Global Financial Services Fund, Gartmore Global Health Sciences Fund, Gartmore Global Natural Resources Fund, Gartmore Global Technology and Communications Fund and Gartmore Global Utilities Fund dated February 28, 2006;

            o Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore S&P 500 Index Fund and Gartmore Small Cap Index Fund dated February 28, 2006;

            o NorthPointe Small Cap Growth Fund and NorthPointe Small Cap Value Fund dated February 28, 2006;

            o Gartmore Convertible Fund, Gartmore High Yield Bond Fund, Gartmore Micro Cap Equity Fund, and Gartmore Value Opportunities Fund dated February 28, 2006;

            o Gartmore Growth Fund, Gartmore Large Cap Value Fund, Gartmore Mid Cap Growth Fund, Gartmore Nationwide Fund and Gartmore Small Cap Fund dated February 28, 2006;

            o Gartmore Mid Cap Growth Leaders Fund, Gartmore Nationwide Leaders Fund, Gartmore Small Cap Leaders Fund, Gartmore U.S. Growth Leaders Fund and Gartmore Worldwide Leaders Fund dated February 28, 2006;

            o Gartmore Bond Fund, Gartmore Government Bond Fund and Gartmore Tax-Free Income Fund (Class X and Class Y) shares) dated February 28, 2006;

            o Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Money Market Fund, Gartmore Enhanced Income Fund, Gartmore Short Duration Bond Fund and Gartmore Tax-Free Income Fund dated February 28, 2006;

            o Gartmore China Opportunities Fund, Gartmore Emerging Markets Fund and Gartmore International Growth Fund dated February 28, 2006;

            o Gartmore U.S. Growth Leaders Long-Short Fund dated February 28, 2006;

            o Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, Gartmore Optimal Allocations Fund: Aggressive and Gartmore Optimal Allocations
                  Fund: Specialty dated February 28, 2006;

            o Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund and Gartmore Investor Destinations Conservative Fund dated February 28, 2006.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses.

The Prospectuses may be obtained from Gartmore Mutual Funds, P.O. Box 182205, Columbus, Ohio 43218-2205, or by calling toll free 800-848-0920.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
General Information and History ............................................   1
Additional Information on Portfolio Instruments and Investment Policies ....   2
Description of Portfolio Instruments and Investment Policies ...............  11
Investment Restrictions ....................................................  60
Trustees and Officers of the Trust .........................................  66
Investment Advisory and Other Services .....................................  74
Brokerage Allocation ....................................................... 117
Additional Information on Purchases and Sales .............................. 124
Valuation of Shares ........................................................ 135
Systematic Investment Strategies ........................................... 137
Investor Privileges ........................................................ 139
Investor Services .......................................................... 142
Fund Performance Advertising ............................................... 143
Additional Information ..................................................... 147
Additional General Tax Information for All Funds ........................... 150
Major Shareholders ......................................................... 160
Financial Statements ....................................................... 250
Appendix A - Debt Ratings .................................................. 251
Appendix B - Proxy Voting Guidelines Summaries ............................. 259
Appendix C - Portfolio Managers ............................................ 274

                         GENERAL INFORMATION AND HISTORY


      Gartmore Mutual Funds (the "Trust"), formerly Nationwide Mutual Funds (until January 25, 2002) and Nationwide Investing Foundation III (until March 1,
2000), is an open-end management investment company formed under the laws of Delaware by Declaration of Trust dated February 28, 2005. The Trust, originally organized as an Ohio business trust under the laws of Ohio by a Declaration of Trust dated October 30, 1997, redomesticated as a Delaware statutory trust on or about February 28, 2005 in a reorganization approved by vote of the shareholders of the Ohio business trust in a shareholders' meeting on December 23, 2004. In the reorganization the Ohio business trust transferred all of its assets to the Trust in exchange for shares of the Trust and assumption by the Trust of all of the liabilities of the Ohio business trust.

      The Trust currently consists of 45 separate series, each with its own investment objective. Each of the Funds, except the Gartmore Nationwide Leaders, Gartmore U.S. Growth Leaders, Gartmore Worldwide Leaders, Gartmore Global Health Sciences, Gartmore Global Financial Services, Gartmore Global Natural Resources, Gartmore Global Utilities, Gartmore Global Technology and Communications, each of the Investor Destinations and each of the Optimal Allocations Funds, is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").


      On August 27, 2001, the Nationwide Long-Term U.S. Government Bond Fund reorganized with and into the Gartmore Government Bond Fund, which is the survivor of the transaction for accounting and performance purposes.

      On June 23, 2003, the Montgomery Global Focus Fund and the Montgomery Global Opportunities Fund, two series portfolios of The Montgomery Funds, reorganized with and into the Gartmore Worldwide Leaders Fund. Also on June 23, 2003, the Montgomery Partners Long-Short Equity Plus Fund, a series portfolio of The Montgomery Funds II ("Montgomery Fund"), reorganized with and into the Gartmore Long-Short Equity Plus Fund (now known as the Gartmore U.S. Growth Leaders Long-Short Fund). For accounting and performance purposes, the Montgomery Fund was considered to be the survivor of its reorganization. Therefore, the performance and other financial information regarding the Gartmore U.S. Growth Leaders Long-Short Fund for periods prior to June 23, 2003 in this SAI relate to the prior operations of the Montgomery Fund.

      On December 22, 2003, the Nationwide Large Cap Growth Fund reorganized with and into the Gartmore Growth Fund, which is the survivor of the transaction for accounting and performance purposes.

      On December 6, 2004, Gartmore Morley Capital Accumulation Fund changed its name to Gartmore Short Duration Bond Fund and changed its investment emphasis from stable value securities to short duration securities.

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

ALL FUNDS

      The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

      With respect to the Investor Destinations Funds and the Optimal Allocations Funds (together, the "Funds of Funds" and individually, a "Fund of Funds"), this SAI, like the Prospectuses for such Funds, uses the term "Fund" to include the mutual funds in which each Fund of Funds will invest (the "Underlying Funds").

      Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund.

                                                                                            GARTMORE
                                                                                               TAX     GARTMORE   GARTMORE  GARTMORE
                                                            GARTMORE   GARTMORE   GARTMORE    FREE    GOVERNMENT    MONEY    S&P 500
         TYPE OF INVESTMENT OR TECHNIQUE                     GROWTH   NATIONWIDE    BOND     INCOME      BOND      MARKET     INDEX
------------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                                              Y         Y                                                    Y
Preferred stocks                                                Y         Y
Small company stocks                                            Y         Y
Special situation companies                                     Y         Y                                                    Y
Illiquid securities                                             Y         Y          Y         Y          Y          Y
Restricted securities                                           Y         Y          Y         Y          Y          Y
When-issued / delayed-delivery securities                       Y         Y          Y         Y          Y          Y         Y
Investment companies                                            Y         Y          Y         Y          Y          Y         Y
Real estate investment trusts (REITS)                                     Y                                                    Y
Securities of foreign issuers                                   Y         Y          Y                               Y         Y
Depositary receipts                                             Y         Y                                                    Y
Securities from developing countries/emerging markets
Convertible securities                                          Y         Y          Y
Long-term debt                                                                       Y         Y          Y
Long-term  debt when  originally  issued but with               Y         Y          Y         Y          Y          Y         Y
397 days or less remaining to maturity
Short-term debt                                                 Y         Y          Y         Y          Y          Y         Y
Floating and variable rate securities                           Y         Y          Y         Y          Y          Y         Y
Zero coupon securities                                                               Y         Y          Y
Pay-in-kind bonds                                                                    Y
Deferred payment securities                                                          Y
Non-investment grade debt                                                            Y         Y
Loan participations and assignments                             Y         Y          Y         Y          Y          Y         Y
Sovereign debt (foreign) (denominated in U.S. $)                                     Y                               Y
Foreign commercial paper (denominated in U.S. $)                Y         Y                                          Y
Duration                                                                             Y         Y          Y          Y
U.S. government securities                                      Y         Y          Y         Y          Y          Y         Y
Money market instruments                                        Y         Y          Y         Y          Y          Y         Y

                                                                    GARTMORE  GARTMORE             GARTMORE
                                                        GARTMORE      HIGH     GLOBAL   GARTMORE    MID CAP    GARTMORE     GARTMORE
                                                         VALUE        YIELD    HEALTH   SMALL CAP   MARKET   INTERNATIONAL    BOND
         TYPE OF INVESTMENT OR TECHNIQUE             OPPORTUNITIES    BOND    SCIENCES   INDEX       INDEX       INDEX        INDEX
------------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                                         Y            Y         Y         Y          Y
Preferred stocks                                           Y            Y         Y
Small company stocks                                       Y            Y         Y         Y          Y
Special situation companies                                Y            Y         Y         Y          Y
Illiquid securities                                        Y            Y         Y         Y          Y           Y           Y
Restricted securities                                      Y            Y         Y         Y          Y           Y           Y
When-issued / delayed-delivery securities                  Y            Y         Y         Y          Y           Y           Y
Investment companies                                       Y            Y         Y         Y          Y           Y           Y
Real estate investment trusts (REITS)                      Y            Y         Y         Y          Y           Y
Securities of foreign issuers                              Y            Y         Y         Y          Y           Y           Y
Depositary receipts                                        Y            Y         Y         Y          Y           Y
Securities from developing countries/emerging              Y            Y         Y
markets
Convertible securities                                     Y            Y         Y
Long-term debt                                                          Y                                                      Y
Long-term  debt when  originally  issued but with          Y            Y         Y         Y          Y           Y           Y
397 days or less remaining to maturity
Short-term debt                                            Y            Y         Y         Y          Y           Y           Y
Floating and variable rate securities                      Y            Y         Y         Y          Y           Y           Y
Zero coupon securities                                                  Y                                                      Y
Pay-in-kind bonds                                                       Y
Deferred payment securities                                             Y
Non-investment grade debt                                               Y
Loan participations and assignments                        Y            Y         Y         Y          Y           Y           Y
Sovereign debt (foreign) (denominated in U.S. $)                        Y                                                      Y
Foreign commercial paper (denominated in U.S. $)                        Y         Y                                Y           Y
Duration                                                                Y         Y                                            Y
U.S. government securities                                 Y            Y         Y         Y          Y           Y           Y
Money market instruments                                   Y            Y         Y         Y          Y           Y           Y

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              GARTMORE
                                                             GARTMORE                           GARTMORE      INVESTOR    GARTMORE
                                       GARTMORE                SHORT   GARTMORE  NORTHPOINTE    INVESTOR    DESTINATIONS  INVESTOR
                                       LARGE CAP  GARTMORE   DURATION  ENHANCED   SMALL CAP   DESTINATIONS   MODERATELY DESTINATIONS
TYPE OF INVESTMENT OR TECHNIQUE          VALUE    SMALL CAP    BOND     INCOME      VALUE      AGGRESSIVE    AGGRESSIVE   MODERATE
------------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                         Y          Y                               Y            Y             Y           Y
Preferred stocks                           Y                                          Y
Small company stocks                       Y          Y                               Y            Y             Y           Y
Special situation companies                Y          Y                               Y            Y             Y           Y
Illiquid securities                        Y          Y          Y        Y           Y            Y             Y           Y
Restricted securities                      Y          Y          Y        Y           Y            Y             Y           Y
When-issued/delayed-delivery securities    Y          Y          Y        Y           Y            Y             Y           Y
Investment companies                       Y          Y          Y        Y           Y            Y             Y           Y
Real estate investment trusts (REITS)      Y          Y                               Y
Securities of foreign issuers              Y          Y          Y        Y           Y            Y             Y           Y
Depositary receipts                        Y          Y                               Y            Y             Y           Y
Securities from developing                            Y                               Y
countries/emerging markets
Convertible securities                     Y          Y                               Y
Long-term debt                             Y          Y          Y        Y                        Y             Y           Y
Long-term debt when originally issued      Y          Y          Y        Y                        Y             Y           Y
but with 397 days or less remaining to
maturity
Short-term debt                            Y          Y          Y        Y           Y            Y             Y           Y
Floating and variable rate securities      Y          Y          Y        Y           Y            Y             Y           Y
Zero coupon securities                                           Y        Y
Pay-in-kind bonds
Deferred payment securities                Y
Non-investment grade debt
Loan participations and assignments        Y          Y          Y        Y           Y            Y             Y           Y
Sovereign debt (foreign) (denominated      Y          Y          Y        Y                        Y             Y           Y
in U.S. $)
Foreign commercial paper) (denominated                           Y        Y                        Y             Y           Y
in U.S. $)
Duration                                                         Y        Y                        Y             Y           Y
U.S. government securities                 Y          Y          Y        Y           Y            Y             Y           Y
Money market instruments                   Y          Y          Y        Y           Y            Y             Y           Y


---------------------------------------------------------------------------------------------------------------------------------
                                         GARTMORE                               GARTMORE
                                         INVESTOR    GARTMORE      GARTMORE      GLOBAL
                                       DESTINATIONS  INVESTOR       MID CAP    TECHNOLOGY    GARTMORE    GARTMORE
                                        MODERATELY   DESTINATIONS   GROWTH        AND        EMERGING  INTERNATIONAL    GARTMORE
TYPE OF INVESTMENT OR TECHNIQUE        CONSERVATIVE  CONSERVATIVE   LEADERS  COMMUNICATIONS   MARKETS     GROWTH      CONVERTIBLE
---------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks                          Y           Y           Y              Y             Y          Y              Y
Preferred stocks                                                    Y              Y             Y          Y              Y
Small company stocks                        Y           Y           Y              Y             Y          Y
Special situation companies                 Y           Y           Y              Y             Y          Y              Y
Illiquid securities                         Y           Y           Y              Y             Y          Y              Y
Restricted securities                       Y           Y           Y              Y             Y          Y              Y
When-issued/delayed-delivery securities     Y           Y           Y              Y             Y          Y
Investment companies                        Y           Y           Y              Y             Y          Y              Y
Real estate investment trusts (REITS)                               Y              Y             Y          Y
Securities of foreign issuers               Y           Y           Y              Y             Y          Y              Y
Depositary receipts                         Y           Y           Y              Y             Y          Y
Securities from developing                                          Y              Y             Y          Y
countries/emerging markets
Convertible securities                                               Y             Y             Y          Y              Y
Long-term debt                              Y           Y                                        Y          Y              Y
Long-term debt when originally issued       Y           Y                                        Y          Y              Y
but with 397 days or less remaining to
maturity
Short-term debt                             Y           Y           Y              Y             Y          Y              Y
Floating and variable rate securities       Y           Y           Y              Y             Y          Y              Y
Zero coupon securities                                                                           Y          Y              Y
Pay-in-kind bonds                                                                                Y          Y
Deferred payment securities                                                                      Y          Y
Non-investment grade debt                                                                        Y          Y              Y
Loan participations and assignments         Y           Y           Y              Y             Y          Y              Y
Sovereign debt (foreign) (denominated       Y           Y           Y                            Y          Y
in U.S. $)
Foreign commercial paper) (denominated      Y           Y                                        Y          Y
in U.S. $)
Duration                                    Y           Y                                        Y          Y              Y
U.S. government securities                  Y           Y           Y              Y             Y          Y              Y
Money market instruments                    Y           Y           Y              Y             Y          Y              Y

                                          GARTMOR     GARTMORE    GARTMORE GLOBAL   GARTMORE   GARTMORE
                                          WORLDWIDE  U.S. GROWTH     FINANCIAL      GLOBAL    NATIONWIDE
    TYPE OF INVESTMENT OR TECHNIQUE       LEADERS      LEADERS        SERVICES     UTILITIES    LEADERS
--------------------------------------------------------------------------------------------------------
U.S. common stocks                             Y         Y              Y              Y          Y
Preferred stocks                               Y         Y              Y              Y          Y
Small company stocks                           Y         Y              Y              Y          Y
Special situation companies                    Y         Y              Y              Y          Y
Illiquid securities                            Y         Y              Y              Y          Y
Restricted securities                          Y         Y              Y              Y          Y
When-issued / delayed-delivery
securities                                     Y         Y              Y              Y          Y
Investment companies                           Y         Y              Y              Y          Y
Real estate investment trusts (REITS)          Y                        Y              Y
Securities of foreign issuers                  Y         Y              Y              Y          Y
Depositary receipts                            Y         Y              Y              Y          Y
Securities from developing countries/
emerging markets                               Y         Y              Y              Y
Convertible securities                         Y         Y              Y              Y          Y
Long-term debt                                           Y              Y              Y
Long-term debt when originally  issued,
but with 397 days or less remaining
to maturity                                              Y              Y              Y          Y
Short-term debt                                Y         Y              Y              Y          Y
Floating and variable rate securities          Y         Y              Y              Y          Y
Zero coupon securities                                                  Y              Y
Pay-in-kind bonds
Deferred payment securities                                             Y              Y
Non-investment grade debt                                Y
Loan participations and assignments            Y         Y              Y              Y          Y
Sovereign debt(foreign)(denominated in
U.S. $)                                        Y
Foreign commercial paper (denominated in                                                         Y
U.S. $)                                        Y
Duration                                       Y
U.S. government securities                     Y         Y              Y              Y          Y
Money market instruments                       Y         Y              Y              Y          Y

                                          GARTMORE     GARTMORE   GARTMORE U.S  NORTHPOINT
                                           MICRO       MID CAP   GROWTH LEADER   SMALL CAP
    TYPE OF INVESTMENT OR TECHNIQUE      CAP EQUITY    GROWTH     LONG-SHORT     GROWTH
-------------------------------------------------------------------------------------------
U.S. common stocks                            Y            Y           Y             Y
Preferred stocks                                           Y           Y
Small company stocks                          Y            Y           Y             Y
Special situation companies                   Y            Y           Y             Y
Illiquid securities                           Y            Y           Y             Y
Restricted securities                         Y            Y           Y             Y
When-issued / delayed-delivery
securities                                    Y            Y           Y             Y
Investment companies                          Y            Y           Y             Y
Real estate investment trusts (REITS)         Y            Y                         Y
Securities of foreign issuers                 Y            Y                         Y
Depositary receipts                           Y            Y           Y             Y
Securities from developing countries/
emerging markets
Convertible securities                                     Y           Y
Long-term debt
Long-term debt when originally  issued,                                Y
but with 397 days or less remaining
to maturity
Short-term debt                               Y            Y           Y             Y
Floating and variable rate securities         Y            Y           Y             Y
Zero coupon securities
Pay-in-kind bonds
Deferred payment securities
Non-investment grade debt
Loan participations and assignments           Y            Y           Y             Y
Sovereign debt(foreign)(denominated in
U.S. $)
Foreign commercial paper (denominated in                   Y
U.S. $)
Duration
U.S. government securities                     Y           Y           Y             Y
Money market instruments                       Y           Y           Y             Y

                                                                  GARTMORE
                                                    GARTMORE       OPTIMAL      GARTMORE     GARTMORE
                                                     OPTIMAL    ALLOCATIONS:     OPTIMAL      OPTIMAL
                                                  ALLOCATIONS:   MODERATELY   ALLOCATIONS:  ALLOCATIONS:
         TYPE OF INVESTMENT OR TECHNIQUE           AGGRESSIVE    AGGRESSIVE    MODERATE     SPECIALTY
--------------------------------------------------------------------------------------------------------
U.S. common stocks                                     Y             Y              Y            Y
Preferred stocks                                       Y             Y              Y            Y
Small company stocks                                   Y             Y              Y            Y
Special situation companies                            Y             Y              Y            Y
Illiquid securities                                    Y             Y              Y            Y
Restricted securities                                  Y             Y              Y            Y
When-issued / delayed-delivery securities              Y             Y              Y            Y
Investment companies                                   Y             Y              Y            Y
Real estate investment trusts (REITS)                  Y             Y              Y            Y
Securities of foreign issuers                          Y             Y              Y            Y
Depositary receipts                                    Y             Y              Y            Y
Securities from developing countries/emerging
markets                                                Y             Y              Y            Y
Convertible securities                                 Y             Y              Y            Y
Long-term debt                                         Y             Y              Y            Y
Long-term debt when originally issued but with
397 days or less remaining to maturity                 Y             Y              Y            Y
Short-term debt                                        Y             Y              Y            Y
Floating and variable rate securities                  Y             Y              Y            Y
Zero coupon securities                                 Y             Y              Y            Y
Pay-in-kind bonds
Deferred payment securities
Non-investment grade debt                              Y             Y              Y            Y
Loan participations and assignments                    Y             Y              Y            Y
Sovereign debt (foreign) (denominated in U.S. $)       Y             Y              Y            Y
Foreign commercial paper (denominated in U.S. $)       Y             Y              Y            Y
Duration                                               Y             Y              Y            Y
U.S. government securities                             Y             Y              Y            Y
Money market instruments                               Y             Y              Y            Y


                                                                  GARTMORE
                                                     GARTMORE      GLOBAL    GARTMORE
                                                      CHINA       NATURAL   SMALL CAP
         TYPE OF INVESTMENT OR TECHNIQUE          OPPORTUNITIES  RESOURCES   LEADERS
-------------------------------------------------------------------------------------
U.S. common stocks                                      Y            Y          Y
Preferred stocks                                        Y            Y          Y
Small company stocks                                    Y            Y          Y
Special situation companies                             Y            Y          Y
Illiquid securities                                     Y            Y          Y
Restricted securities                                   Y            Y
When-issued / delayed-delivery securities               Y            Y          Y
Investment companies                                    Y            Y          Y
Real estate investment trusts (REITS)                   Y            Y          Y
Securities of foreign issuers                           Y            Y          Y
Depositary receipts                                     Y            Y          Y
Securities from developing countries/emerging
markets                                                 Y            Y
Convertible securities                                  Y            Y
Long-term debt                                          Y            Y
Long-term debt when originally issued but with
397 days or less remaining to maturity                  Y            Y
Short-term debt                                         Y            Y
Floating and variable rate securities                   Y            Y
Zero coupon securities
Pay-in-kind bonds
Deferred payment securities
Non-investment grade debt
Loan participations and assignments                     Y            Y
Sovereign debt (foreign) (denominated in U.S. $)        Y
Foreign commercial paper (denominated in U.S. $)                     Y
Duration
U.S. government securities                              Y            Y
Money market instruments                                Y            Y          Y

                                                                                   GARTMORE   GARTMORE   GARTMORE  GARTMORE
                                                   GARTMORE   GARTMORE   GARTMORE  TAX FREE  GOVERNMENT    MONEY    S&P 500
         TYPE OF INVESTMENT OR TECHNIQUE            GROWTH   NATIONWIDE    BOND     INCOME      BOND      MARKET    INDEX
---------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                                   Y         Y          Y          Y
Stripped mortgage securities                                                 Y                    Y
Collateralized mortgage obligations                                          Y                    Y
Mortgage dollar rolls
Asset-backed securities                                Y          Y          Y         Y          Y          Y
Bank and/or Savings and Loan obligations               Y          Y          Y         Y          Y          Y         Y
Repurchase agreements                                  Y          Y          Y         Y          Y          Y         Y
Derivatives                                            Y          Y          Y         Y                     Y         Y
Reverse repurchase agreements                          Y          Y          Y         Y          Y                    Y
Warrants                                               Y          Y
Futures                                                Y          Y                                                    Y
Options                                                Y          Y          Y         Y                               Y
Foreign currencies
Forward currency contracts                                                                                             Y
Borrowing money                                        Y          Y          Y         Y          Y          Y         Y
Lending portfolio securities                           Y          Y          Y         Y          Y                    Y
Investment of securities lending collateral            Y          Y          Y         Y          Y                    Y
Short sales                                            Y                                                               Y
Participation Interests
Swap Agreements                                                                                                        Y
Credit Default Swaps                                                         Y
Wrap Contracts
Indexed securities                                     Y          Y                                                    Y
Strip Bonds                                                                  Y                    Y
Put Bonds                                                                    Y         Y
Private Activity and Industrial Development Bonds
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes                                                                                  Y
Standby Commitment Agreements
Municipal Securities                                                                   Y                     Y
Equity Linked Notes

                                                                  GARTMORE  GARTMORE             GARTMORE
                                                      GARTMORE      HIGH     GLOBAL    GARTMORE   MID CAP     GARTMORE
                                                       VALUE        YIELD    HEALTH   SMALL CAP   MARKET   INTERNATIONAL   GARTMORE
         TYPE OF INVESTMENT OR TECHNIQUE           OPPORTUNITIES    BOND    SCIENCES    INDEX      INDEX       INDEX      BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                            Y                                                        Y
Stripped mortgage securities                                          Y                                                        Y
Collateralized mortgage obligations                                   Y                                                        Y
Mortgage dollar rolls                                                 Y                                                        Y
Asset-backed securities                                               Y                                                        Y
Bank and/or Savings and Loan obligations                 Y            Y         Y         Y          Y           Y             Y
Repurchase agreements                                    Y            Y         Y         Y          Y           Y             Y
Derivatives                                              Y            Y         Y         Y          Y           Y             Y
Reverse repurchase agreements                            Y            Y         Y         Y          Y           Y             Y
Warrants                                                 Y            Y         Y
Futures                                                  Y            Y         Y         Y          Y           Y             Y
Options                                                  Y            Y         Y         Y          Y           Y             Y
Foreign currencies                                       Y            Y         Y                                Y
Forward currency contracts                               Y            Y         Y                                Y
Borrowing money                                          Y            Y         Y         Y          Y           Y             Y
Lending portfolio securities                             Y            Y         Y         Y          Y           Y             Y
Investment of securities lending collateral              Y            Y         Y         Y          Y           Y             Y
Short sales                                              Y            Y         Y         Y          Y           Y             Y
Participation Interests                                               Y
Swap Agreements                                                       Y                   Y          Y           Y             Y
Credit Default Swaps                                                  Y
Wrap Contracts
Indexed securities                                                                        Y          Y           Y             Y
Strip Bonds                                                           Y
Put Bonds                                                             Y
Private Activity and Industrial Development Bonds                     Y
Custodial Receipts                                                    Y
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements                                         Y                                                        Y
Municipal Securities
Equity Linked Notes

                                                                                                           GARTMORE
                                                          GARTMORE                           GARTMORE      INVESTOR      GARTMORE
                                     GARTMORE   GARTMORE   SHORT    GARTMORE  NORTHPOINTE    INVESTOR    DESTINATIONS    INVESTOR
                                     LARGE CAP   SMALL    DURATION  ENHANCED  SMALL CAP    DESTINATIONS   MODERATELY   DESTINATIONS
  TYPE OF INVESTMENT OR TECHNIQUE      VALUE      CAP       BOND     INCOME     VALUE       AGGRESSIVE    AGGRESSIVE     MODERATE
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                                   Y          Y                       Y             Y             Y
Stripped mortgage securities                                 Y          Y
Collateralized mortgage obligations                          Y          Y                       Y             Y             Y
Mortgage dollar rolls                                        Y          Y                       Y             Y             Y
Asset-backed securities                                      Y          Y                       Y             Y             Y
Bank and/or Savings and Loan
obligations                              Y         Y         Y          Y         Y             Y             Y             Y
Repurchase agreements                    Y         Y         Y          Y         Y             Y             Y             Y
Derivatives                              Y         Y         Y          Y         Y             Y             Y             Y
Reverse repurchase agreements            Y         Y         Y          Y         Y
Warrants                                 Y         Y                              Y
Futures                                  Y         Y         Y          Y         Y             Y             Y             Y
Options                                  Y         Y         Y          Y         Y             Y             Y             Y
Foreign currencies                                                                Y             Y             Y             Y
Forward currency contracts                         Y                              Y             Y             Y             Y
Borrowing money                          Y         Y         Y          Y         Y             Y             Y             Y
Lending portfolio securities             Y         Y         Y          Y         Y             Y             Y             Y
Investment of securities lending
collateral                               Y         Y         Y          Y         Y
Short sales                                                                                     Y             Y             Y
Participation Interests
Swap Agreements                                              Y                                  Y             Y             Y
Credit Default Swaps
Wrap Contracts
Indexed securities                                           Y          Y                       Y             Y             Y
Strip Bonds
Put Bonds
Private Activity and Industrial
Development Bonds
Custodial Receipts
Nationwide Contract                                                                                           Y             Y
Extendable Commercial Notes                                                                     Y             Y             Y
Standby Commitment Agreements
Municipal Securities
Equity Linked Notes

                                      GARTMORE
                                      INVESTOR       GARTMORE    GARTMORE     GARTMORE
                                     DESTINATIONS    INVESTOR     MID CAP      GLOBAL      GARTMORE    GARTMORE
                                     MODERATELY    DESTINATIONS   GROWTH   TECHNOLOGY AND  EMERGING  INTERNATIONAL    GARTMORE
  TYPE OF INVESTMENT OR TECHNIQUE    CONSERVATIVE  CONSERVATIVE   LEADERS  COMMUNICATIONS  MARKETS      GROWTH      CONVERTIBLE
-------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                Y              Y                                    Y           Y
Stripped mortgage securities
Collateralized mortgage obligations       Y              Y
Mortgage dollar rolls                     Y              Y
Asset-backed securities                   Y              Y           Y
Bank and/or Savings and Loan
obligations                               Y              Y           Y           Y            Y           Y              Y
Repurchase agreements                     Y              Y           Y           Y            Y           Y              Y
Derivatives                               Y              Y           Y           Y            Y           Y              Y
Reverse repurchase agreements                                        Y           Y            Y           Y              Y
Warrants                                                             Y           Y            Y           Y              Y
Futures                                   Y              Y           Y           Y            Y           Y              Y
Options                                   Y              Y           Y           Y            Y           Y              Y
Foreign currencies                        Y              Y                       Y            Y           Y
Forward currency contracts                Y              Y           Y           Y            Y           Y
Borrowing money                           Y              Y           Y           Y            Y           Y              Y
Lending portfolio securities              Y              Y           Y           Y            Y           Y              Y
Investment of securities lending
collateral                                                           Y           Y            Y           Y
Short sales                               Y              Y           Y           Y            Y           Y              Y
Participation Interests
Swap Agreements                           Y              Y
Credit Default Swaps                                                                                                     Y
Wrap Contracts
Indexed securities                        Y              Y
Strip Bonds
Put Bonds
Private Activity and Industrial
Development Bonds
Custodial Receipts
Nationwide Contract                       Y              Y
Extendable Commercial Notes               Y              Y
Standby Commitment Agreements
Municipal Securities
Equity Linked Notes

                                                              GARTMORE
                                      GARTMORE   GARTMORE      GLOBAL    GARTMORE   GARTMORE
                                     WORLDWIDE  U.S. GROWTH  FINANCIAL    GLOBAL   NATIONWIDE
  TYPE OF INVESTMENT OR TECHNIQUE     LEADERS     LEADERS     SERVICES  UTILITIES   LEADERS
---------------------------------------------------------------------------------------------
Mortgage-backed securities                          Y
Stripped mortgage securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities                             Y
Bank and/or Savings and Loan
obligations                             Y           Y           Y          Y          Y
Repurchase agreements                   Y           Y           Y          Y          Y
Derivatives                             Y           Y           Y          Y          Y
Reverse repurchase agreements           Y           Y           Y          Y          Y
Warrants                                Y           Y           Y          Y          Y
Futures                                 Y           Y           Y          Y          Y
Options                                 Y           Y           Y          Y          Y
Foreign currencies                      Y           Y           Y          Y
Forward currency contracts              Y           Y           Y          Y
Borrowing money                         Y           Y           Y          Y          Y
Lending portfolio securities            Y           Y           Y          Y          Y
Short sales                             Y                       Y          Y
Participation Interests
Swap Agreements                                     Y
Credit Default Swaps
Wrap Contracts
Indexed securities                                  Y                                 Y
Strip Bonds
Put Bonds
Private Activity and Industrial
Development Bond
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements
Municipal Securities
Equity Linked Notes

                                                           GARTMORE
                                      GARTMORE  GARTMORE  U.S  GROWTH  NORTHPOINTE
                                     MICRO CAP   MID CAP   LEADERS      SMALL CAP
  TYPE OF INVESTMENT OR TECHNIQUE      EQUITY    GROWTH   LONG-SHORT     GROWTH
----------------------------------------------------------------------------------
Mortgage-backed securities
Stripped mortgage securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities
Bank and/or Savings and Loan
obligations                              Y          Y          Y            Y
Repurchase agreements                    Y          Y          Y            Y
Derivatives                              Y          Y          Y            Y
Reverse repurchase agreements            Y          Y          Y            Y
Warrants                                 Y          Y          Y            Y
Futures                                  Y          Y          Y            Y
Options                                  Y          Y          Y            Y
Foreign currencies                       Y          Y          Y            Y
Forward currency contracts               Y          Y          Y            Y
Borrowing money                          Y          Y          Y            Y
Lending portfolio securities             Y          Y          Y            Y
Short sales                              Y          Y          Y            Y
Participation Interests
Swap Agreements                                                Y
Credit Default Swaps
Wrap Contracts
Indexed securities                       Y          Y          Y            Y
Strip Bonds
Put Bonds
Private Activity and Industrial
Development Bond
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements
Municipal Securities
Equity Linked Notes

                                                            GARTMORE
                                               GARTMORE      OPTIMAL     GARTMORE     GARTMORE                   GARTMORE
                                                OPTIMAL   ALLOCATIONS:    OPTIMAL      OPTIMAL       GARTMORE     GLOBAL   GARTMORE
                                             ALLOCATIONS:  MODERATELY  ALLOCATIONS: ALLOCATIONS:      CHINA       NATURAL  SMALL CAP
TYPE OF INVESTMENT OR TECHNIQUE               AGGRESSIVE   AGGRESSIVE    MODERATE     SPECIALTY   OPPORTUNITIES  RESOURCES  LEADERS
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities                        Y            Y             Y           Y                          Y
Stripped mortgage securities                      Y            Y             Y           Y
Collateralized mortgage obligations               Y            Y             Y           Y
Mortgage dollar rolls                             Y            Y             Y           Y
Asset-backed securities                           Y            Y             Y           Y                          Y
Bank and/or Savings and Loan obligations          Y            Y             Y           Y             Y            Y
Repurchase agreements                             Y            Y             Y           Y             Y            Y         Y
Derivatives                                       Y            Y             Y           Y             Y            Y         Y
Reverse repurchase agreements                     Y            Y             Y           Y             Y            Y         Y
Warrants                                          Y            Y             Y           Y             Y            Y         Y
Futures                                           Y            Y             Y           Y             Y            Y         Y
Options                                           Y            Y             Y           Y             Y            Y         Y
Foreign currencies                                Y            Y             Y           Y             Y            Y
Forward currency contracts                        Y            Y             Y           Y             Y            Y
Borrowing money                                   Y            Y             Y           Y             Y            Y
Lending portfolio securities                      Y            Y             Y           Y             Y            Y         Y
Investment of securities lending collateral       Y            Y             Y           Y             Y            Y
Short sales                                       Y            Y             Y           Y             Y            Y
Participation Interests
Swap Agreements                                   Y            Y             Y           Y                          Y
Credit Default Swaps
Wrap Contracts
Indexed securities                                Y            Y             Y           Y             Y            Y         Y
Strip Bonds
Put Bonds
Private Activity and Industrial
Development Bonds
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes                       Y            Y             Y           Y                          Y
Standby Commitment Agreements
Municipal Securities
Equity Linked Notes                                                                                    Y

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE INDEX FUNDS

      The Gartmore Small Cap Index Fund, Gartmore S&P 500 Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore International Index Fund and Gartmore Bond Index Fund will be referred to herein, collectively, as the "Index Funds."

      S&P 500 INDEX FUND. The investment objective of the S&P 500 Index Fund is to seek to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). There can be no assurance that the investment objective of the Fund will be achieved.

      SMALL CAP INDEX FUND. The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000(R) Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

      MID CAP MARKET INDEX FUND. The investment objective of the Mid Cap Market Index Fund is to match the performance of the Standard & Poor's Mid Cap 400(R) Index (the "S&P 400") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

      BOND INDEX FUND. The investment objective of the Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

      INTERNATIONAL INDEX FUND. The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International EAFE(R) Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

      ABOUT INDEXING. The Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

      INDEXING AND MANAGING THE FUNDS. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index (equity securities, in the case of the Small Cap Index Fund, Mid Cap Market Index Fund and International Index Fund, S&P 500 Index Fund, and fixed-income securities in the case of the Bond Index Fund).

      Because each Index Fund seeks to replicate the total return of its respective index, Fund Asset Management, L.P. (FAM), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, FAM may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, FAM judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

      FAM may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. FAM will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, FAM may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities weightings in the target index.


      The ability of each Index Fund to satisfy its investment objective depends to some extent on FAM's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). FAM will make investment changes to an Index Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Series' target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Funds.


      Each Index Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund's total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Index Fund's total return over periods of one year and longer will, on a gross basis and before taking into account Fund expenses be within 10 basis points for the S&P 500 Index Fund (a basis point is one one-hundredth of one percent (0.01%)), 100 basis points for the Small Cap Index Fund, 150 basis points for the Mid Cap Market Index Fund, 50 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds.

THE FUNDS OF FUNDS

      Each of the Investor Destinations Funds and the Optimal Allocations Funds is a "fund of funds," which means that each such Fund invests primarily in other mutual funds. The Prospectuses for the Funds of Funds discuss the investment objectives and strategies for such Funds and explains the types of underlying mutual funds (the "Underlying Funds") in which each Fund of Funds may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each Fund of Funds allocates its assets among the different Underlying Funds, and each of the Investor Destinations Funds - except for the Investor Destinations Aggressive Fund currently - invests in the Nationwide contract (described in more detail below). Periodically, each Fund of Funds will adjust its asset allocation within predetermined ranges to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there are not expected to be large, sudden changes in a Fund of Funds' asset allocation.

      The following is a list of the mutual funds that are part of the Trust (the "Gartmore Mutual Funds") in which the Funds of Funds may currently invest. This list may be updated from time to time and may be supplemented with funds that are not part of the Trust. Each of the Underlying Funds listed below is described in this SAI and their respective Prospectuses.

                           INVESTOR DESTINATIONS FUNDS

o     Gartmore Bond Index Fund

o     Gartmore International Index Fund

o     Gartmore Mid Cap Market Index Fund

o     Gartmore Money Market Fund

o     Gartmore Enhanced Income Fund

o     Gartmore Small Cap Index Fund

o     Gartmore S&P 500 Index Fund

                             OPTIMAL ALLOCATIONS FUNDS

o     Gartmore Bond Fund

o     Gartmore Convertible Fund

o     Gartmore Emerging Markets Fund

o     Gartmore Global Financial Services Fund

o     Gartmore Global Health Sciences Fund

o     Gartmore Global Natural Resources Fund

o     Gartmore Global Technology and Communications Fund

o     Gartmore Global Utilities Fund

o     Gartmore Government Bond Fund

o     Gartmore Growth Fund

o     Gartmore High Yield Bond Fund

o     Gartmore International Growth Fund

o     Gartmore Micro Cap Equity Fund

o     Gartmore Mid Cap Growth Fund

o     Gartmore Mid Cap Growth Leaders Fund

o     Gartmore Enhanced Income Fund

o     Gartmore Money Market Fund

o     Gartmore Nationwide Fund

o     Gartmore Nationwide Leaders Fund

o     Gartmore Small Cap Fund

o     Gartmore Large Cap Value Fund

o     Gartmore Small Cap Leaders Fund

o     Gartmore Short Duration Bond Fund

o     Gartmore U.S. Growth Leaders Fund

o    Gartmore U.S. Growth Leaders Long-Short Fund

o    Gartmore Value Opportunities Fund

o    Gartmore Worldwide Leaders Fund

INFORMATION CONCERNING DURATION

      Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

      Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

      Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

      There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

      The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

      Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

      RATINGS AS INVESTMENT CRITERIA. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

      Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

      In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

      MEDIUM-QUALITY SECURITIES. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.


      LOWER QUALITY (HIGH-RISK) SECURITIES. Non-investment grade debt or lower quality/rated securities, a.k.a. junk bonds (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch IBCA Information Services, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.


      EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

      As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

      PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

      LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

      U.S. GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

-     The Federal Housing Administration and the Farmers Home Administration;

- The Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

- The Federal Home Loan Banks, whose securities are supported only by the credit of such agency;

- The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

- The Student Loan Marketing Association, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.


      Although the U.S. government or it agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.


      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPs are sold at a deep discount from their face value. Because the principal portion of the STRIPs does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.


      MORTGAGE AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.


      Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

      Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

      The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

      Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits ("REMICs"). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

      Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

      A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

      STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.


      Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive the entire principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.


      In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See "Additional General Tax Information For All Funds" in this Statement of Additional Information.

      A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

      PRIVATE ACTIVITY AND INDUSTRIAL DEVELOPMENT BONDS. Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      PUT BONDS. "Put" bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Fund's adviser or a subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer.

      BRADY BONDS. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

      MUNICIPAL SECURITIES. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes. The Gartmore Tax-Free Income Fund will invest primarily in municipal securities. In addition, the Gartmore Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.

      Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Gartmore Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

      Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

      The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Gartmore Tax-Free Income Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

      An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

      STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

      CUSTODIAL RECEIPTS. Certain Funds may acquire U.S. government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. government securities by the Staff of the Securities and Exchange Commission (the "SEC"), however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

MONEY MARKET INSTRUMENTS

      Money market instruments may include the following types of instruments:

      -- obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

      -- obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

      -- obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

      -- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

      -- repurchase agreements;

      -- bank or savings and loan obligations;

      -- commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

      -- bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

      -- high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser.

      -- extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the Gartmore Money Market Fund will be limited to holding no more than 10% of its net assets in these and any other illiquid securities.

      -- unrated short term (maturing in 397 days or less) debt obligations that are determined by a Fund's adviser to be of comparable quality to the securities described above.

EXTENDABLE COMMERCIAL NOTES

      The Gartmore Money Market Fund may invest in extendable commercial notes
(ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

      The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

REPURCHASE AGREEMENTS

      In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will segregate securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

BANK OBLIGATIONS

      Bank obligations that may be purchased by the Funds include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

      Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

      EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

      Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

      When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STANDBY COMMITMENT AGREEMENTS

      These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

      There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period if the security is not ultimately issued.

      The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

LENDING PORTFOLIO SECURITIES

      Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

      INVESTMENT OF SECURITIES LENDING COLLATERAL. The collateral received from a borrower as a result of a Fund's securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described in elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

      Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund's assets or provides for a minimum guaranteed rate of return to the investor.

      Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer's parent.

      Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

INDEXED SECURITIES

      Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL COMPANY AND EMERGING GROWTH STOCKS

      Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

      Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Fund), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

      INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      DEPOSITARY RECEIPTS. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

      A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

      FOREIGN SOVEREIGN DEBT. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      EQUITY LINKED NOTES. An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity-linked notes will be considered equity securities for purposes of a Fund's investment objective and strategies.

      The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

      Equity-linked notes are often privately placed and may not be rated, in which case a Fund will be more dependent on the ability of the Fund's adviser or subadviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities. Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

      As with any investment, the Fund can lose the entire amount it has invested in an equity-linked note. The secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of a Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

FOREIGN COMMERCIAL PAPER

      A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

REAL ESTATE INVESTMENT TRUSTS

      Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code, as amended (the "Code").

CONVERTIBLE SECURITIES

      Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

      Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. For more information about zero coupon securities generally, see "Zero Coupon Securities, Pay-In-Kind Bonds ("PIK Bonds") and Deferred Payment Securities" below.

WARRANTS

      Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or

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

attached to securities are not subject to these restrictions.
Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

      Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.


INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS

Those Funds that invest in U.S. common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership's trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be 'publicly traded' will not be considered 'qualifying income' under the Internal Revenue Code of 1986, as amended, and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund's portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

SHORT SELLING OF SECURITIES

      In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund's adviser's or subadviser's ability to correctly predict whether the price of a security it borrows to sell short will decrease.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

      A Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. For tax purposes a Fund that enters into a short sale "against the box" may be treated as having made a constructive sale of an "appreciated financial position" causing the Fund to realize a gain (but not a loss).

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

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

      A Fund may not invest more than 15% (10% for the Gartmore Money Market
Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

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

      Some Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The applicable subadviser or adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      PRIVATE PLACEMENT COMMERCIAL PAPER. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

      Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund's adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

      A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 33-1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and repurchase agreements which may be considered a form of borrowing.

      LEVERAGE. The use of leverage by an Index Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the applicable Fund's subadviser in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

      Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the applicable Fund's subadvisers from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

      A Fund at times may borrow from affiliates of FAM, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

DERIVATIVE INSTRUMENTS

      A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward contracts, swaps and structured contracts, to hedge a Fund's portfolio, for risk management, for obtaining exposure to a particular security or group of securities without actually purchasing such security or group of securities, or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

      Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

      SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

      (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Additional General Tax Information For All Funds" below.

      OPTIONS. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      SPREAD TRANSACTIONS. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

      FUTURES CONTRACTS. Certain Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

      To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

      A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in

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the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      STRUCTURED PRODUCTS. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.


      With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, "Description of Portfolio Instruments And Investment Policies -- Restricted, Non-Publicly Traded and Illiquid Securities."


      SWAP AGREEMENTS. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the

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specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

      A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      CREDIT DEFAULT SWAPS. A Fund may enter into credit default swap contracts. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

      As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, A Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

      As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the

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

purchaser in a credit default swap contract, a Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

      FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund

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will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency

                                       52

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hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

SECURITIES OF INVESTMENT COMPANIES

      To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the Investor Destinations Funds and the Optimal Allocations Funds may invest up to 100% of its assets in other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

      SPDRS AND OTHER EXCHANGE TRADED FUNDS. A Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

      ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

FLOATING AND VARIABLE RATE INSTRUMENTS

      Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The

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interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

      Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

      Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

      Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

      Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interst ratest rates and depreciates more during priods of interest rates than ordinary interest-paying dedt securities with similar maturities. Zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

      A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

      In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

      A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

      Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund's interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

      Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT

      Each of the Investor Destinations Funds (except the Gartmore Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annualized basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, Gartmore Mutual Fund Capital Trust ("GMF") believes that the relatively stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

ADDITIONAL INFORMATION CONCERNING THE INDICES

      RUSSELL 2000 INDEX. The Gartmore Small Cap Index Fund is not promoted, sponsored or endorsed by, not in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Gartmore Small Cap Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

      Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

      Frank Russell Company's publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, or any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

      EAFE INDEX. The EAFE Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The EAFE Index is a service mark of Morgan Stanley Group Inc.

      The Gartmore International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Gartmore International Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Gartmore International Index Fund particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the Gartmore International Index Fund or the owners of shares of the Gartmore International Index Fund into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the Gartmore International Index Fund to be issued or in the determination or calculation of the equation by which the shares of the Gartmore International Index Fund and are redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the Gartmore International Index Fund in connection with the administration, marketing or trading of the Gartmore International Index Fund.

      Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of shares of the International Index Fund, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

      S&P 500 INDEX AND S&P 400 INDEX. The Trust, on behalf of the Gartmore S&P 500 Index Fund and Gartmore Mid Cap Market Index Fund, has entered into a licensing agreement which authorizes the Funds to use the trademarks of the McGraw-Hill Companies, Inc.

      Standard & Poor's 500(R), S&P 500(R), S&P(R), 500(R), Standard & Poor's MidCap 400(R), S&P MidCap 400(R), and S&P 400(R) are trademarks of The McGraw-Hill Companies, Inc. The Gartmore S&P 500 Index Fund and the Gartmore Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P 400 Index to track general stock market performance. S&P's only relationship to the Funds or the applicable adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 and S&P 400 indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds' shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500 or S&P 400 Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 and S&P 400 Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.



TEMPORARY INVESTMENTS

      Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund's adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund (except the Gartmore Tax-Free Income Fund), may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. The Gartmore Tax-Free Income Fund may invest up to 20% of its assets in cash and the taxable money market cash equivalents listed above. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER


      The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the Funds' portfolio turnover rate for the years ended October 31, 2005 and 2004, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:



FUND(1)                                            2005      2004
-------------------------------------------------------------------
Gartmore China Opportunities Fund                 130.48%    50.76%
Gartmore Global Financial Services Fund           213.88%   129.61%
Gartmore Global Health Sciences Fund              401.37%   388.52%
Gartmore Global Natural Resources Fund            313.92%    48.29%
Gartmore U.S. Growth Leaders Long-Short Fund      827.26%   577.36%
Gartmore Mid Cap Growth Leaders Fund              149.29%   405.85%
Gartmore Nationwide Leaders Fund                  522.67%   230.95%
Gartmore Short Duration Bond Fund                 292.03%   129.96%
Gartmore Worldwide Leaders Fund                   352.57%   495.62%
NorthPointe Small Cap Growth Fund                 144.08%      .48%
NorthPointe Small Cap Value Fund                  164.93%   135.45%

----------
1. The portfolio manager for each Fund is not limited by portfolio turnover in his management style, and the Fund's portfolio turnover will fluctuate based on particular market conditions and stock valuations.

                             INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

      Each of the Funds:


o May not (EXCEPT THE GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND, GARTMORE GLOBAL NATURAL RESOURCES FUND, GARTMORE GLOBAL UTILITIES FUND, GARTMORE NATIONWIDE LEADERS FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, GARTMORE WORLDWIDE LEADERS FUND, THE FUNDS OF FUNDS AND GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Gartmore Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.


o May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

o May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

o May not (EXCEPT THE GARTMORE VALUE OPPORTUNITIES FUND, GARTMORE HIGH YIELD BOND FUND, GARTMORE U.S. GROWTH LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND, GARTMORE GLOBAL NATURAL RESOURCES FUND, GARTMORE GLOBAL UTILITIES FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, GARTMORE ENHANCED INCOME FUND, THE INDEX FUNDS [EXCEPT THE GARTMORE S&P 500 INDEX FUND], GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND AND THE INVESTOR DESTINATIONS FUNDS) purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance. For the Gartmore Tax-Free Income Fund, this limitation does not apply to obligations issued by state, county or municipal governments.

o May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

o May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

THE GARTMORE S&P 500 INDEX FUND:

o May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

THE INDEX FUNDS (EXCEPT THE GARTMORE S&P 500 INDEX FUND) AND THE INVESTOR DESTINATIONS FUNDS:

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry.

THE OPTIMAL ALLOCATIONS FUNDS:

o May not invest more than 25% of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

THE GARTMORE VALUE OPPORTUNITIES FUND, GARTMORE HIGH YIELD BOND FUND AND GARTMORE ENHANCED INCOME FUND:

o May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

CONCENTRATION POLICIES. EACH OF THE FOLLOWING FUNDS HAS A POLICY REGARDING CONCENTRATING ITS INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME OR RELATED INDUSTRIES AS DESCRIBED BELOW:

THE GARTMORE U.S. GROWTH LEADERS FUND:*

o Will invest 25% or more of its assets in a group of companies in software and related technology industries.

THE GARTMORE GLOBAL FINANCIAL SERVICES FUND:*

o Will invest 25% or more of its assets in at least one of the following industry groups: banks and savings and loan institutions and their holding companies, consumer and industrial finance companies, investment banks, insurance brokers, securities brokers and investment advisers, real estate-related companies, leasing companies, and insurance companies, such as property and casualty and life insurance holding companies.

THE GARTMORE GLOBAL UTILITIES FUND:*

o Will invest 25% or more of its assets in at least one of the following industry groups: energy sources; maintenance services; companies that provide infrastructure for utilities; cable television; radio; telecommunications services; transportation services; and water and sanitary services.

THE GARTMORE GLOBAL HEALTH SCIENCES FUND:*

o Will invest 25% or more of its assets in at least one of the following industry groups: health care; pharmaceuticals; biotechnology; medical supplies; medical services and medical devices.

THE GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND:

o Shall invest more than 25% of its total assets in the securities of issuers in technology and/or communications industries. These industries include: hardware and equipment; information technology; software; consulting and services; consumer electronics; defense technology; broadcasting; and communication equipment.

THE GARTMORE GLOBAL NATURAL RESOURCES FUND:

o Will invest more than 25% of its total assets in securities of issuers in natural resources industries. These industries include: integrated oil; oil and gas exploration and production; gold and other precious metals; steel and iron ore production; energy services and technology; base metal production; forest products; farming products; paper products; chemicals; building materials; coal; alternative energy sources; and environmental services.

      * For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUNDS WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:


o Sell securities short (except for the Gartmore U.S. Growth Leaders Long-Short Fund, Gartmore Mid Cap Growth Leaders Fund, Gartmore High Yield Bond Fund and Gartmore U.S. Growth Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Gartmore U.S. Growth Leaders Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.


o Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

o Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Gartmore Money Market Fund) of its net assets would be invested in securities that are illiquid.

o Pledge, mortgage or hypothecate any assets owned by the Fund (except for the Gartmore U.S. Growth Leaders Long-Short Fund) in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

      If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

EACH FUND, EXCEPT THE INDEX FUNDS AND THE FUNDS OF FUNDS, MAY NOT:

o Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

      In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment advisers, principal underwriter or affiliated persons of the Funds' investment advisers or principal underwriter. The Trust's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

      The policies and procedures are applicable to the Funds' respective investment advisers and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment advisers, any subadviser, and their agents are obligated to:

      o Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

      o Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

      o Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 days old. Nevertheless, the Chief Investment Officer, the Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information. The Funds currently post the top ten portfolio holdings for each

Fund on the Trust's public Internet site at www.gartmorefunds.com. The top ten portfolio holdings are updated quarterly and are available fifteen days after the end of each quarter end. The Funds also disclose their complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds' fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds' fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

      Exceptions to the portfolio holdings release policy described above can only be authorized by the Chief Investment Officer, the Chief Administration Officer or their duly authorized delegate and will be made only when:

      o A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

      o The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

      o The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.

Under this policy, the receipt of compensation by a Fund, an investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

      Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:

      o     Data consolidators (including ratings agencies);

      o     Fund rating/ranking services and other data providers; and

      o     Service providers to the Funds.

If portfolio holdings information is disclosed to third parties in violation of any provision of this policy, the information will be immediately filed with the SEC, or by another method or combination of methods that is reasonably designed to effect broad, non-exclusionary distribution of the information to the public.

      The Funds' investment advisers conducts periodic reviews of compliance with the policy and the Funds' CCO provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment advisers' compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Funds


-------------------------------------------------------------------------------------------------------------------------
         (1)              (2)             (3)                     (4)                    (5)                   (6)
-------------------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AND   POSITION(S)    TERM OF OFFICE     PRINCIPAL OCCUPATION(S)       NUMBER OF               OTHER
    YEAR OF BIRTH       HELD WITH     WITH TRUST -        DURING PAST 5 YEARS       PORTFOLIOS IN         DIRECTORSHIPS
                          FUND       LENGTH OF TIME                                  FUND COMPLEX       HELD BY TRUSTEE**
                                        SERVED*                                      OVERSEEN BY
                                                                                       TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Charles E. Allen        Trustee          Since         Mr. Allen is Chairman,             84                   None
                                       July 2000       Chief Executive Officer
c/o Gartmore Global                                    and President of Graimark
Investments, Inc.                                      Realty Advisors, Inc.
1200 River Road,                                       (real estate development,
Suite 1000,                                            investment and asset
Conshohocken, PA                                       management).
19428

1948
-------------------------------------------------------------------------------------------------------------------------
Paula H.J.              Trustee          Since         Ms. Cholmondeley is an             84            Director of
Cholmondeley                           July 2000       independent strategy                             Dentsply
                                                       consultant.                                      International,
c/o Gartmore Global                                    Ms. Cholmondeley was Vice                        Inc., Minerals
Investments, Inc.                                      President and General                            Technologies,
1200 River Road,                                       Manager of Specialty                             Inc., Ultralife
Suite 1000,                                            Products at Sappi Fine                           Batteries, Inc.,
Conshohocken, PA                                       Paper North America (1998                        Albany
19428                                                  - 2004).                                         International
                                                                                                        Corp., Terex
                                                                                                        Corporation and
                                                                                                        Ultralife
                                                                                                        Batteries, Inc.

1947
-------------------------------------------------------------------------------------------------------------------------
C. Brent DeVore***      Trustee        Since 1990      Dr. DeVore is President            84                   None
                                                       of Otterbein College.
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1940
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
         (1)              (2)             (3)                     (4)                    (5)                   (6)
-------------------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AND   POSITION(S)    TERM OF OFFICE     PRINCIPAL OCCUPATION(S)       NUMBER OF               OTHER
    YEAR OF BIRTH      HELD WITH      WITH TRUST -        DURING PAST 5 YEARS       PORTFOLIOS IN         DIRECTORSHIPS
                         FUND        LENGTH OF TIME                                  FUND COMPLEX       HELD BY TRUSTEE**
                                        SERVED*                                      OVERSEEN BY
                                                                                       TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Phyllis Kay Dryden      Trustee      Since December    Beginning in February 2006         84                   None
                                          2004         Ms. Dryden is
c/o Gartmore Global                                    employed by Mitchell Madison
Investments, Inc.                                      Group, a management consulting
1200 River Road,                                       company. Ms. Dryden was a former
Suite 1000,                                            Managing Partner of MARCH FIRST,
Conshohocken, PA                                       a global management
19428                                                  consulting firm prior to
                                                       2002.


1947
-------------------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar     Trustee          Since         Retired.                           84                   None
                                       July 2000
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1935
-------------------------------------------------------------------------------------------------------------------------
Barbara I. Jacobs       Trustee          Since         Ms. Jacobs has served as           84                   None
                                     December 2004     Chairman of the Board of
c/o Gartmore Global                                    Directors of KICAP
Investments, Inc.                                      Network Fund, a European
1200 River Road,                                       (United Kingdom) hedge
Suite 1000,                                            fund, since January
Conshohocken, PA                                       2001.  Prior to 2004, Ms.
19428                                                  Jacobs was also a
                                                       Managing Director and
1950                                                   European Portfolio
                                                       Manager of CREF
                                                       Investments (Teachers
                                                       Insurance and Annuity
                                                       Association -- College
                                                       Retirement Equities Fund).
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
         (1)              (2)             (3)                     (4)                    (5)                   (6)
-------------------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AND   POSITION(S)    TERM OF OFFICE     PRINCIPAL OCCUPATION(S)       NUMBER OF               OTHER
    YEAR OF BIRTH      HELD WITH      WITH TRUST -        DURING PAST 5 YEARS       PORTFOLIOS IN         DIRECTORSHIPS
                         FUND        LENGTH OF TIME                                  FUND COMPLEX       HELD BY TRUSTEE**
                                        SERVED*                                      OVERSEEN BY
                                                                                       TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Douglas F. Kridler      Trustee     Since September    Mr. Kridler is the                 84                   None
                                          1997         President and Chief
c/o Gartmore Global                                    Executive Officer of the
Investments, Inc.                                      Columbus Foundation,
1200 River Road,                                       (Columbus, OH-based
Suite 1000,                                            foundation which manages
Conshohocken, PA                                       over 1,000 individual
19428                                                  endowment funds). Prior
                                                       to January 31, 2002, Mr.
1955                                                   Kridler was the President
                                                       of the Columbus
                                                       Association for the
                                                       Performing Arts and
                                                       Chairman of the Greater
                                                       Columbus Convention and
                                                       Visitors Bureau.
-------------------------------------------------------------------------------------------------------------------------
Michael D. McCarthy     Trustee      Since December    Retired. Mr. McCarthy was          84                   None
                                          2004         Chairman  of VMAC (Commodity
c/o Gartmore Global                                    Swaps) from October 2002 until
Investments, Inc.                                      June 2005 and  a partner
1200 River Road,                                       of Pineville Properties
Suite 1000,                                            LLC (a commercial real
Conshohocken, PA                                       estate development firm)
19428                                                  from September 2000
                                                       through June 2005.

1947
-------------------------------------------------------------------------------------------------------------------------
David C. Wetmore        Trustee          Since         Retired.                           84                   None
                      and Chairman        1995
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000,
Conshohocken, PA
19428

1948
-------------------------------------------------------------------------------------------------------------------------

* Information provided may include time served as Trustee for the Trust's predecessors (Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust). The term of office length is until a director resigns.

** Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.

*** Mr. DeVore has served a President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. ("NFS") has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serves as an investment adviser or principal underwriter to the Trust, as each is a majority-owned subsidiary of

      Nationwide Corporation ("NC") and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS


---------------------------------------------------------------------------------------------------------------------------
         (1)                 (2)             (3)                  (4)                       (5)                (6)
---------------------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AND AGE   POSITION(S)      TERM OF        PRINCIPAL OCCUPATION(S)        NUMBER OF      OTHER DIRECTORSHIPS
                           HELD WITH      OFFICE -          DURING PAST 5 YEARS        PORTFOLIOS IN     HELD BY TRUSTEE(2)
                             FUND         LENGTH OF                                     FUND COMPLEX
                                        TIME SERVED(1)                                  OVERSEEN BY
                                                                                          TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Paul J. Hondros             Trustee         Since       Mr. Hondros is President           84(3)                None
                                          July 2000     and Chief Executive Officer
Gartmore Global                                         of Gartmore Distribution
Investments, Inc.                                       Services, Inc.(1), Gartmore
1200 River Road,                                        Investor Services, Inc.(1),
Suite 1000,                                             Gartmore Morley Capital
Conshohocken, PA 19428                                  Management, Inc.(1),
                                                        Gartmore Morley Financial
                                                        Services, Inc.(1),
                                                        NorthPointe Capital,
1948                                                    LLC(1),  GGAMT(1), GGI(1),
                                                        GMF(1),and GSA(1) and a
                                                        Director of Nationwide
                                                        Securities, Inc.(1) as well
                                                        as several entities within
                                                        Nationwide Financial
                                                        Services, Inc.
---------------------------------------------------------------------------------------------------------------------------
Arden L. Shisler            Trustee     February 2000   Retired; Mr. Shisler is the        84           Director of
                                                        former President and Chief                      Nationwide
c/o Gartmore Global                                     Executive Officer of KeB                        Financial Services,
Investments, Inc.                                       Transport, Inc., a trucking                     Inc. (1)
1200 River Road,                                        firm (2000 through 2002),
Suite 1000,                                             He served as a consultant
Conshohocken, PA 19428                                  to KeB from January 2003
                                                        through December 2004. He
1941                                                    is Chairman of the Board
                                                        for Nationwide Mutual
                                                        Insurance Company(1) and a
                                                        Director of Nationwide
                                                        Financial Services, Inc. (1)
---------------------------------------------------------------------------------------------------------------------------
Gerald J. Holland          Treasurer        Since       Mr. Holland is Senior Vice         84                   None
                                         March 2001     President - Operations for
Gartmore Global                                         GGI(1), GMF(1) and GSA(1).
Investments, Inc.                                       He is Treasurer to the
1200 River Road,                                        Funds.
Suite 1000,
Conshohocken, PA 19428

1951

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
           (1)                (2)            (3)                    (4)                     (5)                (6)
---------------------------------------------------------------------------------------------------------------------------
 NAME, ADDRESS, AND AGE   POSITION(S)      TERM OF        PRINCIPAL OCCUPATION(S)        NUMBER OF      OTHER DIRECTORSHIPS
                           HELD WITH      OFFICE -          DURING PAST 5 YEARS        PORTFOLIOS IN     HELD BY TRUSTEE(2)
                             FUND         LENGTH OF                                     FUND COMPLEX
                                         TIME SERVED                                    OVERSEEN BY
                                             (1)                                          TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Eric E. Miller             Secretary        Since       Mr. Miller is Senior Vice            84                 None
                                        December 2002   President, Chief Counsel
Gartmore Global                                         for GGI, (1) GMF, (1) and
Investments, Inc.                                       GSA(1). Prior to August
1200 River Road                                         2002, he was a Partner with
Suite 1000,                                             Stradley Ronon Stevens &
Conshohocken, PA 19428                                  Young, LLP.

1953

---------------------------------------------------------------------------------------------------------------------------

(1) This position is held with an affiliated person or principal underwriter of the Funds. Length of time served includes time served with predecessor of the Trust.

(2) Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

(3) Mr. Hondros is also an Administrative Committee Member for The Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC and The Leaders Long-Short Fund LDC four private investment companies (hedge funds) managed by Gartmore SA Capital Trust.


RESPONSIBILITIES OF THE BOARD OF TRUSTEES

      The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEES COMMITTEES


      The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance, and Performance.


      The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; and (e) approve the engagement of the Trust's independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust's investment advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust's investment advisers if the engagement relates to the Trust's operations and financial reporting; and (f) meet and consider the reports of the Trust's independent auditors. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met six times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley (Chairman), Ms. Jacobs and Mr. Wetmore.

      The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series; (c) overseeing the Trust's portfolio brokerage practices; and (d) overseeing distribution of the Trust's shares of beneficial interest. The Valuation and Operations Committee met five times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman), and Mr. McCarthy.

      The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) periodic review of Trustee compensation; (5) review of the responsibilities and composition of each Board committee, as necessary; (6) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met seven times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act. The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at attn: Secretary, Gartmore Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees; (v) the name and background information of the proposed candidates and
(vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

      The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes;
(4) to review and monitor the performance of the Trust's funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; and (5) to review an monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust's funds with respect to management of the Trust's fund and any other account managed by the portfolio manager. This Committee met four times during the past fiscal year and currently consists of the following
Trustees: Ms. Hennigar (Chairperson), Mr. Allen, Ms. Jacobs, Mr. McCarthy, and Mr. Shisler.


OWNERSHIP OF SHARES OF GARTMORE MUTUAL FUNDS AS OF DECEMBER 31, 2005

      All Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's outstanding shares.



-----------------------------------------------------------------------------------------------------------------------
         (1)                                (2)                                              (3)
-----------------------------------------------------------------------------------------------------------------------
   NAME OF TRUSTEE       DOLLAR RANGE OF EQUITY SECURITIES AND/OR    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND/OR
                                    SHARES IN THE FUNDS                 SHARES IN ALL REGISTERED INVESTMENT COMPANIES
                                                                         OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
                                                                                          COMPANIES
-----------------------------------------------------------------------------------------------------------------------
Charles E. Allen                     $10,001 - $50,000                                $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------
Paula H.J.                          $50,001 - $100,000                               $50,001 - $100,000
Cholmondeley
-----------------------------------------------------------------------------------------------------------------------
C. Brent DeVore                        OVER $100,000                                    OVER $100,000
-----------------------------------------------------------------------------------------------------------------------
Phyllis Kay Dryden                   $10,001 - $50,000                                $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar                  $10,001 - $50,000                                $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------
Barbara I. Jacobs                   $50,001 - $100,000                               $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------------
Douglas F. Kridler                   $10,001 - $50,000                                $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------
David C. Wetmore                       OVER $100,000                                    OVER $100,000
-----------------------------------------------------------------------------------------------------------------------
Paul J. Hondros                        OVER $100,000                                    OVER $100,000
-----------------------------------------------------------------------------------------------------------------------
Arden L. Shisler                    $50,001 - $100,000                                  OVER $100,000
-----------------------------------------------------------------------------------------------------------------------
Michael D. McCarthy                        NONE                                             NONE
-----------------------------------------------------------------------------------------------------------------------

OWNERSHIP IN THE FUNDS' INVESTMENT ADVISERS(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF OCTOBER 31, 2005


TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS


-----------------------------------------------------------------------------------------------------------------------
         (1)                  (2)                (3)                 (4)                (5)                 (6)
-----------------------------------------------------------------------------------------------------------------------
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------
Charles E. Allen              N/A                N/A                 N/A                NONE                N/A
-----------------------------------------------------------------------------------------------------------------------
Paula H.J.                    N/A                N/A                 N/A                NONE                N/A
Cholmondeley
-----------------------------------------------------------------------------------------------------------------------
C. Brent DeVore               N/A                N/A                 N/A                NONE                N/A
-----------------------------------------------------------------------------------------------------------------------
Phyllis Kay Dryden            N/A                N/A                 N/A                NONE                N/A
-----------------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar           N/A                N/A                 N/A                NONE                N/A
-----------------------------------------------------------------------------------------------------------------------
Barbara I. Jacobs             N/A                N/A                 N/A                NONE                N/A
-----------------------------------------------------------------------------------------------------------------------
Douglas F. Kridler            N/A                N/A                 N/A                NONE                N/A
-----------------------------------------------------------------------------------------------------------------------
Michael D. McCarthy           N/A                N/A                 N/A                NONE                N/A
-----------------------------------------------------------------------------------------------------------------------
David C. Wetmore              N/A                N/A                 N/A                NONE                N/A
-----------------------------------------------------------------------------------------------------------------------



(1) Investment advisers include Gartmore Mutual Fund Capital Trust, Gartmore Global Asset Management Trust, Gartmore Morley Capital Management, Inc.

(2) Subadvisers include Fund Asset Management, Gartmore Global Partners, and NorthPointe Capital, LLC.


(3) Gartmore Distribution Services, Inc., or any company, other than an investment company, that controls a Fund's adviser or distributor.


COMPENSTION OF TRUSTEES


      The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Each Advisor, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended October 31, 2005. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Gartmore Fund Complex for the twelve months ended October 31, 2005. Trust officers receive no compensation from the Trust in their capacity as officers.



-----------------------------------------------------------------------------------------------------------------
           (1)                  (2)                 (3)                 (4)                       (5)
-----------------------------------------------------------------------------------------------------------------
                                            PENSION RETIREMENT
                             AGGREGATE       BENEFITS ACCRUED     ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON       TOTAL COMPENSATION FOR THE
    NAME OF TRUSTEE          THE TRUST           EXPENSES            RETIREMENT                 COMPLEX*
-----------------------------------------------------------------------------------------------------------------
Charles E. Allen             $ 49,750              $ 0                 $ 0                    $ 100,500
-----------------------------------------------------------------------------------------------------------------
Paula H.J. Cholmondeley        58,333                0                   0                      117,667
-----------------------------------------------------------------------------------------------------------------
C. Brent DeVore                50,500                0                   0                      101,000
-----------------------------------------------------------------------------------------------------------------
Phyllis Kay Dryden             35,250                0                   0                       70,500
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
           (1)                  (2)                 (3)                 (4)                       (5)
-----------------------------------------------------------------------------------------------------------------
                                            PENSION RETIREMENT
                             AGGREGATE       BENEFITS ACCRUED     ESTIMATED ANNUAL
                         COMPENSATION FROM   AS PART OF TRUST      BENEFITS UPON       TOTAL COMPENSATION FOR THE
    NAME OF TRUSTEE          THE TRUST           EXPENSES            RETIREMENT                 COMPLEX*
-----------------------------------------------------------------------------------------------------------------
Barbara L. Hennigar          $ 51,500                0                   0                    $ 103,000
-----------------------------------------------------------------------------------------------------------------
Barbara I. Jacobs              36,000                0                   0                       73,000
-----------------------------------------------------------------------------------------------------------------
Douglas F. Kridler             50,250                0                   0                      101,250
-----------------------------------------------------------------------------------------------------------------
Michael D. McCarthy            33,500                0                   0                       67,750
-----------------------------------------------------------------------------------------------------------------
Arden L. Shisler               40,750                0                   0                       81,875
-----------------------------------------------------------------------------------------------------------------
David C. Wetmore               66,125                0                   0                      133,250
-----------------------------------------------------------------------------------------------------------------



* On October 31, 2005 the Fund Complex included two trusts comprised of 84 investment company funds or series.


      The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

      Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer Class D shares, at net asset value without any sales charge.


CODE OF ETHICS


      Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).

PROXY VOTING GUIDELINES

      Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies ("Proxy Voting Guidelines") and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

                     INVESTMENT ADVISORY AND OTHER SERVICES

TRUST EXPENSES

      Subject to any applicable Expense Limitation Agreements, the Trust pays the compensation of the Trustees who are not interested persons of Gartmore Global Investments, Inc., or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the applicable Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.

INVESTMENT ADVISERS

      Under the applicable Investment Advisory Agreements with the Trust, GMF manages the Funds in accordance with the policies and procedures established by the Trustees, except for the following Funds which are advised by affiliates of GMF as described below:

FUNDS ADVISED BY GGAMT


Gartmore Emerging Markets Fund
Gartmore Global Financial Services Fund
Gartmore Global Utilities Fund
Gartmore International Growth Fund
Gartmore Worldwide Leaders Fund


FUNDS ADVISED BY GMCM


Gartmore Short Duration Bond Fund
Gartmore Enhanced Income Fund


      Except as described below, the investment adviser for each Fund manages the day-to-day investments of the assets of the Funds. For certain Funds, GMF or GGAMT also provide investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. GMF is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however GMF does not intend to do so at this time.

The following Funds are subadvised:


Gartmore Emerging Markets Fund                Gartmore Worldwide Leaders Fund
Gartmore Global Financial Services Fund       Gartmore Bond Index Fund
Gartmore Global Utilities Fund                Gartmore International Index Fund
Gartmore International Growth Fund            Gartmore S&P 500 Index Fund
Gartmore Large Cap Value Fund                 Gartmore Mid Cap Market Index Fund
Gartmore Value Opportunities Fund             Gartmore Small Cap Index Fund
                                              NorthPointe Small Cap Value Fund
                                              NorthPointe Small Cap Growth Fund

GARTMORE MUTUAL FUND CAPITAL TRUST

      GMF pays the compensation of the officers of the Trust employed by GMF and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by Gartmore

Global Investments, Inc. and its affiliates. GMF also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, GMF pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust's series or for recordkeeping or other shareholder related services.

      The Investment Advisory Agreement also specifically provides that GMF, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that GMF may render similar services to others.

      GMF, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Gartmore Global Investments, Inc., a holding company which is an indirect, majority-owned subsidiary of Gartmore Global Asset Management Trust. Gartmore Global Asset Management, which is a registered investment adviser, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

      For services provided under the Investment Advisory Agreement, GMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

              FUND                              ASSETS                  INVESTMENT ADVISORY FEE
              ----                              ------                  -----------------------
Gartmore Mid Cap Growth Leaders       $0 up to $250 million                     0.80%
Fund                                  $250 million up to $1 billion             0.77%
                                      $1 billion up to $2 billion               0.74%
                                      $2 billion up to $5 billion               0.71%
                                      $5 billion and more                       0.68%

Gartmore Growth Fund                  $0 up to $250 million                     0.60%
Gartmore Nationwide Fund              $250 million up to $1 billion             0.575%
                                      $1 billion up to $2 billion               0.55%
                                      $2 billion up to $5 billion               0.525%
                                      $5 billion and more                       0.50%

Gartmore Bond Fund,                   $0 up to $250 million                     0.50%
Gartmore Tax-Free Income Fund, and    $250 million up to $1 billion             0.475%
Gartmore Government Bond Fund         $1 billion up to $2 billion               0.45%
                                      $2 billion up to $5 billion               0.425%
                                      $5 billion and more                       0.40%

Gartmore Money Market Fund            $0 up to $1 billion                       0.40%
                                      $1 billion up to $2 billion               0.38%
                                      $2 billion up to $5 billion               0.36%
                                      $5 billion and more                       0.34%


Gartmore S&P 500 Index Fund           $0 up to $1.5 billion                     0.13%
                                      $1.5 billion up to $3 billion             0.12%
                                      $3 billion up to $4.5 billion             0.11%
                                      $4.5 billion and more                     0.10%


Gartmore Small Cap Index Fund         $0 up to $1.5 billion                     0.20%
                                      $1.5 billion up to $3 billion             0.19%
                                      $3 billion and more                       0.18%

Gartmore Mid Cap Market Index         $0 up to $1.5 billion                     0.22%
Fund                                  $1.5 billion up to $3 billion             0.21%
                                      $3 billion and more                       0.20%

Gartmore Bond Index Fund              $0 up to $1.5 billion                     0.22%
                                      $1.5 billion up to $3 billion             0.21%
                                      $3 billion and more                       0.20%

Gartmore International Index Fund     $0 up to $1.5 billion                     0.27%
                                      $1.5 billion up to $3 billion             0.26%
                                      $3 billion and more                       0.25%

Gartmore Large Cap Value Fund         up to $100 million                        0.75%
                                      $100 million or more                      0.70%


Gartmore Small Cap Fund               up to $100 million                        0.95%
                                      $100 million or more                      0.80%

Gartmore Small Cap Leaders Fund       All Assets                                0.95%

Gartmore Value Opportunities Fund     $0 up to $250 million                     0.70%
                                      $250 million up to $1 billion             0.675%
                                      $1 billion up to $2 billion               0.65%
                                      $2 billion up to $5 billion               0.625%
                                      $5 billion and more                       0.60%

Gartmore High Yield Bond Fund         $0 up to $250 million                     0.55%
                                      $250 million up to $1 billion             0.525%
                                      $1 billion up to $2 billion               0.50%
                                      $2 billion up to $5 billion               0.475%
                                      $5 billion and more                       0.45%

NorthPointe Small Cap Value Fund      All assets                                0.85%

Gartmore Global Natural Resources     $0 up to $500 million                     0.70%
Fund(1)                               $500 million up to $2 billion             0.65%
                                      $2 billion and more                       0.60%

Gartmore Global Technology and        $0 up to $500 million                     0.88%
Communications Fund(2)                $500 million up to $2 billion             0.83%
                                      $2 billion and more                       0.78%

Gartmore Global Health Sciences       $0 up to $500 million                     0.90%
Fund(3)                               $500 million up to $2 billion             0.85%
                                      $2 billion and more                       0.80%

Gartmore U.S. Growth Leaders Fund(4)  $0 up to $500 million                     0.90%
                                      $500 million up to $2 billion             0.80%
                                      $2 billion and more                       0.75%

Gartmore Nationwide Leaders Fund(5)   $0 up to $500 million                     0.80%
                                      $500 million up to $2 billion             0.70%
                                      $2 billion and more                       0.65%

Gartmore Investor Destinations:       All assets                                0.13%
   Aggressive Fund
   Moderately Aggressive Fund
   Moderate Fund
   Moderately Conservative Fund
   Conservative Fund

Gartmore Micro Cap Equity Fund        All assets                                1.25%

Gartmore Mid Cap Growth Fund          $0 up to $250 million                     0.75%
                                      $250 million up to $1 billion             0.725%
                                      $1 billion up to $2 billion               0.70%
                                      $2 billion up to $5 billion               0.675%
                                      $5 billion and more                       0.65%

Gartmore U.S. Growth Leaders          $0 up to $250 million                     1.50%
Long-Short Fund                       $250 million and more                     1.25%


Gartmore Convertible Fund             $0 up to $500 million                     0.65%
                                      $500 million up to $1 billion             0.60%
                                      $1 billion and more                       0.55%

Gartmore China Opportunities Fund(6)  $0 up to $500 million                     1.25%
                                      $500 million up to $2 billion             1.20%
                                      $2 billion and more                       1.15%


Gartmore Optimal Allocations          All Assets                                0.15%
Funds:
     Aggressive Fund
     Moderately Aggressive Fund
     Moderate Fund
     Specialty Fund

NorthPointe Small Cap Growth Fund     All Assets                                0.95%

----------
(1) The advisory fee at each breakpoint for the Gartmore Global Natural Resources Fund is a base fee, and actual fees may be higher or lower depending upon the Fund's performance relative to its benchmark, the Goldman Sachs Natural Resources Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(2) The advisory fee at each breakpoint for the Gartmore Global Technology and Communications Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Goldman Sachs Technology Composite Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(3) The advisory fee at each breakpoint for the Gartmore Global Health Sciences Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Goldman Sachs Healthcare Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(4) The advisory fee at each breakpoint for the Gartmore U.S. Growth Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(5) The advisory fee at each breakpoint for the Gartmore Nationwide Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.


(6) The advisory fee at each breakpoint for the Gartmore China Opportunities Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI Zhong Hua Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount the Fund will pay lower fees.

PERFORMANCE FEES

GLOBAL NATURAL RESOURCES FUND, GARTMORE GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, GARTMORE NATIONWIDE LEADERS FUND, AND GARTMORE CHINA OPPORTUNITIES FUND


      As described above and in each of the Fund's prospectus, each Fund is subject to a base investment advisory fee that may be adjusted if the Fund outperforms or underperforms its stated benchmark over a 12 month rolling period. The base fee is either increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark over the preceding 12 month rolling period as follows:


                  Out or Under              Change in Fees
                  Performance
                  +/- 100 bps                   2bps
                  +/- 200 bps                   4bps
                  +/- 300 bps                   6bps
                  +/- 400 bps                   8bps
                  +/- 500 bps or more           10bps

      As a result, the highest possible advisory fee at each breakpoint and lowest possible advisory fee at each breakpoint are as follows:

                                                  Global Technology and
                                                   Communications Fund

                                                  Possible Advisory Fees

      Base Advisory Fee                            Highest       Lowest
      --------------------------------------       -------       ------
      0.88% for assets up to $500 million           0.98%        0.78%

      0.83% for assets of $500 million              0.93%        0.73%
      and more but less than $2 billion

      0.78% on assets of $2 billion and more        0.88%        0.68%

                                                  Global Natural Resources Fund

                                                  Possible Advisory Fees

      Base Advisory Fee                            Highest       Lowest
      --------------------------------------       -------       ------
      0.70% for assets up to $500 million           0.80%        0.60%

      0.65% for assets of $500 million              0.75%        0.55%
      and more but less than $2 billion

      0.60% on assets of $2 billion and more        0.70%        0.50%

                                                  Global Health Sciences

                                                  Possible Advisory Fees

      Base Advisory Fee                            Highest       Lowest
      -------------------------------------        -------       ------
      0.90% for assets up to $500 million           1.00%        0.80%

      0.85% for assets of $500 million              0.95%        0.75%
      and more but less than $2 billion

      0.80% on assets of $2 billion or more         0.90%        0.70%

                                                  China Opportunities Fund

                                                  Possible Advisory Fees

      Base Advisory Fee                           Highest        Lowest
      ------------------------------------        -------        ------
      1.25% for assets up to $500 million           1.35%        1.15%

      1.20% for assets of $500 million and          1.30%        1.10%
      more but less than $2 billion

      1.15% on assets of $2 billion or more         1.25%        1.05%

                                                  Nationwide Leaders Fund

                                                  Possible Advisory Fees

      Base Advisory Fee                           Highest        Lowest
      -------------------------------------       -------        ------
      0.80% for assets up to $500 million           0.90%        0.70%

      0.70% for assets of $500 million              0.80%        0.60%
      and more but less than $2 billion

      0.65% on assets of $2 billion or more         0.75%        0.55%


      The performance adjustment for each of these Funds works as follows. If a Fund outperforms its respective benchmark by a maximum of 500 basis points over the preceding 12 month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter will increase by a maximum of 10 basis points over each such Fund's respective base fee. If, however, the Fund underperforms its benchmark by a maximum of 500 basis points over the preceding 12 month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter would go down to by a maximum of 10 basis points. In the event that a Fund outperforms or underperforms its benchmark by less than 100 basis points over the preceding 12 month rolling performance period, no adjustment will take place and GMF will receive the applicable base fee.

      The base rate and the performance rate are applied separately. The base rate (as may be reduced by any applicable base advisory fee breakpoints) is applied to each Fund's respective average net assets over the most recent quarter, while the performance adjustment rate is applied to such Fund's respective average net assets over the preceding 12 month rolling performance period. The corresponding dollar values are then added to arrive at the total GMF advisory fee for the current period.

      By way of example, assume a Fund's maximum performance adjustment rate of 0.10% is achieved by comparing performance of the Fund to its respective benchmark index over the preceding 12 month rolling performance period ended October 31, 2006. Further assume that GMF is earning a base advisory fee for such Fund at an annualized rate of 0.90%. GMF would receive as its fee for the quarter ending October 31, 2006 one-fourth of the annualized rate of 0.90% times the Fund's average net assets for the quarter, plus one-fourth the annualized rate of 0.10% times the Fund's average net assets over the 12 month rolling performance period ended October 31, 2006. It is important to note that by charging the base fee and the performance fee on average net assets over the most recently completed quarter and 12 month rolling performance period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged on the basis of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.


   FUND                                BENCHMARK
   ----                                ---------
   Global Natural Resources Fund       Goldman Sachs Natural Resources Index
   Global Health Sciences Fund         Goldman Sachs Healthcare Index
   Nationwide Leaders Fund             S&P 500 Index
   Global Technology and               Goldman Sachs Technology Composite Index
   Communications Fund                 MSCI Zhong Hua Index
   China Opportunities Fund

GARTMORE U.S. GROWTH LEADERS FUND


      As described above and in the Fund's Prospectus, the Gartmore U.S. Growth Leaders Fund is subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs its stated benchmark over a 36-month rolling performance period. Set forth below is further information about the advisory fee arrangements of the Fund:


FUND           BENCHMARK        REQUIRED EXCESS     BASE ADVISORY         HIGHEST POSSIBLE     LOWEST POSSIBLE
                                PERFORMANCE         FEE                   ADVISORY FEE AT      ADVISORY FEE AT
                                                                          EACH BREAK POINT     EACH BREAK POINT
Gartmore       S&P 500 Index    12.0%               0.90% for assets            1.12%               0.68%
U.S. Growth                                         up to $500 million,

Leaders Fund

                                                    0.80% for assets            0.98%               0.62%
                                                    of $500 million
                                                    up to $2 billion,

                                                    0.75% for assets of         0.91%               0.59%
                                                    $2 billion and more

      The performance adjustment for the U.S. Growth Leaders Fund works as follows. If the Fund outperforms its benchmark, the S&P 500 Index, by more than 12.0% over a rolling 36 month period, the advisory fees for the quarter will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a rolling 36 month period, the advisory fees for the quarter would go down to 0.68%. In the event that the Fund outperforms or underperforms its benchmark by less than 12% over a 36 month rolling period, no adjustment will take place and GMF will receive the applicable base fee.

      The base rate and the performance rate are applied separately. The base rate (as may be reduced by any applicable base advisory fee breakpoints) is applied to the Gartmore U.S. Growth Leaders Fund's average net assets over the current quarter, while the performance adjustment percentage is applied to the Gartmore U.S. Growth Leaders Fund's average net assets over the rolling 36 month performance period. The corresponding dollar values are then added to arrive at the overall GMF advisory fee for the current period.

      By way of example, assume the U.S. Growth Leaders Fund's performance adjustment rate of 0.22% is achieved by comparing performance of the Fund to its benchmark index over the rolling 36 month period ended October 31, 2006. Further assume that Gartmore is earning a base advisory fee at an annualized rate of 0.90%. GMF would receive as its fee for the quarter ending October 31, 2006 one-fourth of the annualized rate of 0.90% times the Fund's average net assets for the quarter, plus one-fourth the annualized rate of 0.22% times the Fund's average net assets over the rolling 36 month period ended October 31, 2006. It is important to note that by charging the base fee and the performance fee on average net assets over a quarter and rolling 36 month period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged based on the value of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.

GARTMORE MORLEY CAPITAL MANAGEMENT, INC.

      Under the terms of the Trust's investment advisory agreement with GMCM (the "GMCM Advisory Agreement"), GMCM currently manages the Gartmore Short Duration Bond Fund and the Gartmore Enhanced Income Fund, two funds of the Trust (the "Gartmore Morley Funds"), subject to the supervision and direction of the Board of Trustees. Prior to March 5, 2001, the investment advisory services being performed for the Gartmore Morley Funds were provided by Gartmore Trust Company ("GTC"), a corporate affiliate of GMCM. GMCM will: (i) act in strict conformity with the Declaration of Trust and the 1940 Act, as the same may from time to time be amended; (ii) manage the Gartmore Morley Funds in accordance with the Funds' investment objectives, restrictions and policies; (iii) make investment decisions for the Gartmore Morley Funds; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Gartmore Morley Funds. Under the terms of the GMCM Advisory Agreement, GMCM pays the Gartmore Morley Funds' pro rata share of the compensation of the Trustees who are interested persons of the Trust. GMCM also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Gartmore Morley Funds and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Gartmore Morley Funds. Likewise, GMCM may pay, out of its legitimate profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for record keeping or other shareholder related services.

      The GMCM Advisory Agreement also specifically provides that GMCM, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Gartmore Morley Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The GMCM Advisory Agreement continued in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods as to each Gartmore Morley Fund provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of that Fund, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The GMCM Advisory Agreement terminates automatically in the event of its "assignment," as defined under the 1940 Act. It may be terminated as to a Gartmore Morley Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The GMCM Advisory Agreement further provides that GMCM may render similar services to others.

      GMCM has informed the Gartmore Morley Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Gartmore Morley Funds, GMCM will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of GMCM, its parent or its affiliates and, in dealing with its customers, GMCM, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by GMCM or any such affiliate.

      GMCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. It focuses its investment management business on providing stable value fixed income management services, primarily to retirement plans. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc. ("GMFS"). GMFS, an Oregon corporation, also owns all of the voting securities of GTC. GMFS is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc. ("GGAMI"), a Delaware holding company. GGAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by Gartmore Global Investments, Inc. ("GGI"), a Delaware holding company. GGI is an indirect, majority owned subsidiary of Gartmore Global Asset Management Trust ("GGAMT"). GGAMT is a Delaware business trust that is a wholly-owned subsidiary of Nationwide Corporation. All of the Common Stock of Nationwide Corporation is held by Nationwide

Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

      For services provided under the Investment Advisory Agreement, GMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

            FUND                    ASSETS                          INVESTMENT ADVISORY FEE
            ----                    ------                          -----------------------
Gartmore Short Duration Bond Fund   $0 up to $500 million                          0.35%(1)
                                    $500 million up to $1 billion                  0.34%
                                    $1 billion up to $3 billion                   0.325%
                                    $3 billion up to $5 billion                    0.30%
                                    $5 billion up to $10 billion                  0.285%
                                    $10 billion and more                          0.275%

Gartmore Enhanced Income Fund       $0 up to $500 million                          0.35%
                                    $500 million up to $1 billion                  0.34%
                                    $1 billion up to $3 billion                   0.325%
                                    $3 billion up to $5 billion                    0.30%
                                    $5 billion up to $10 billion                  0.285%
                                    $10 billion and more                          0.275%

----------
(1) GMCM has agreed voluntarily to waive 0.10% of that fee until further written notice to shareholders.

GARTMORE GLOBAL ASSET MANAGEMENT TRUST


      Gartmore Global Asset Management Trust ("GGAMT") oversees the management of the Gartmore Emerging Markets, Gartmore International Growth, Gartmore Worldwide Leaders, Gartmore Global Financial Services, and Gartmore Global Utilities Funds (collectively, the "GGAMT Advised Funds") pursuant to an Investment Advisory Agreement with the Trust. Pursuant to the Investment Advisory Agreement, GGAMT may either provide portfolio management for the GGAMT Advised Funds directly or hire and monitor subadvisers who are responsible for daily portfolio management. GGAMT pays the compensation of the Trustees affiliated with GGAMT. The officers of the Trust receive no compensation from the Trust. GGAMT pays all expenses it incurs in providing service under the Investment Advisory Agreement, other than the cost of investments. GGAMT also pays, out of its legitimate profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for record keeping or other shareholder related services.


      The Investment Advisory Agreement also provides that GGAMT shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless it has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement. After an initial two-year period, the Investment Advisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. The Investment Advisory

Agreement terminates automatically if it is assigned and it may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

      GGAMT, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

      For services provided under the Investment Advisory Agreement, GGAMT receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

                                                                              INVESTMENT
FUND                                         ASSETS                          ADVISORY FEE
----                                         ------                          ------------
Gartmore Emerging Markets Fund(1)            $0 up to $500 million              1.05%
                                             $500 million up to $2 billion      1.00%
                                             $2 billion and more                0.95%

Gartmore International Growth Fund(2)        $0 up to $500 million              0.90%
                                             $500 million up to $2 billion      0.85%
                                             $2 billion and more                0.80%

Gartmore Worldwide Leaders Fund(3)           $0 up to $500 million              0.90%
                                             $500 million up to $2 billion      0.85%
                                             $2 billion and more                0.80%

Gartmore Global Financial Services Fund(4)   $0 up to $500 million              0.90%
                                             $500 million up to $2 billion      0.85%
                                             $2 billion and more                0.80%

Gartmore Global Utilities Fund(5)            $0 up to $500 million              0.70%
                                             $500 million up to $2 billion      0.65%
                                             $2 billion and more                0.60%



(1) The advisory fee at each breakpoint for the Gartmore Emerging Markets Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI Emerging Markets Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(2) The advisory fee at each breakpoint for the Gartmore International Growth Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI All Country World Index Free ex US. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(3) The advisory fee at each breakpoint for the Gartmore Worldwide Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI World Index. If the

      Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(4) The advisory fee at each breakpoint for the Gartmore Global Financial Services Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI World Financial Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(5) The advisory fee at each breakpoint for the Gartmore Global Utilities Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its composite benchmark comprised of 60% MSCI World Telecommunication Services Index and 40% MSCI World Utilities Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

PERFORMANCE FEES

GARTMORE EMERGING MARKETS FUND, GARTMORE INTERNATIONAL GROWTH FUND, GARTMORE WORLDWIDE LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND AND GARTMORE GLOBAL UTILITIES FUND


      As described above and in each Fund's prospectus, each Fund is subject to a base investment advisory fee that may be adjusted if the Fund outperforms or underperforms its stated benchmark(s) over a 12 month rolling performance period. The base fee is either increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark(s) over the preceding rolling 12 month rolling performance period as follows:


          OUT OR UNDER PERFORMANCE                      CHANGE IN FEES
          ------------------------                      --------------
             +/- 100 bps                                     2bps
             +/- 200 bps                                     4bps
             +/- 300 bps                                     6bps
             +/- 400 bps                                     8bps
             +/- 500 bps or more                             10bps

      As a result, the highest possible advisory fee at each breakpoint and lowest possible advisory fee at each breakpoint are as follows:

                                          Global Utilities Fund

                                          Possible Advisory Fees

       Base Advisory Fee                  Highest                 Lowest

       0.70% for assets up to $500
       million                            0.80%                   0.60%

       0.65% for assets of $500
       million and more but less
       than $2 billion                    0.75%                   0.55%

       0.60% on assets of $2 billion
       and more                           0.70%                   0.50%

                                          International Growth, Worldwide
                                          Leaders and Global Financial
                                          Services Fund

                                          Possible Advisory Fees

       Base Advisory Fee                  Highest                  Lowest
       -----------------                  -------                  ------
       0.90% for assets up to $500
       million                             1.00%                   0.80%

       0.85% for assets of $500
       million and more but less than
       $2 billion                          0.95%                   0.75%

       0.80% on assets of $2 billion
       and more                            0.90%                   0.70%

                                          Emerging Markets Fund

                                          Possible Advisory Fees

       Base Advisory Fee                  Highest                  Lowest
       -----------------                  -------                  ------
       1.05% for assets up to $500
       million                             1.15%                   0.95%

       1.00% for assets of $500
       million and more but less than
       $2 billion                          1.10%                   0.90%

       0.95% on assets of $2 billion
       and more                            1.05%                   0.85%


      The performance adjustment for each of these Funds works as follows. If a Fund outperforms its respective benchmark by a maximum of 500 basis points over the preceding 12 month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter will increase by a maximum of 10 basis points over each such Fund's respective base fee. If, however, the Fund underperforms its benchmark by a maximum of 500 basis points over the preceding 12 month rolling performance period, the advisory fees for such Fund for the most recently completed calendar quarter would go down by a maximum of 10 basis points. In the event that a Fund outperforms or underperforms its benchmark by less than 100 basis points over the preceding 12 month rolling performance period, no adjustment will take place and GGAMT will receive the applicable base fee.

      The base rate and the performance rate are applied separately. The base rate is applied to each Fund's respective average net assets over the most recent quarter, while the performance adjustment rate is applied to such Fund's respective average net assets over the preceding 12 month rolling performance period. The corresponding dollar values are then added to arrive at the total GGAMT advisory fee for the current period.

      By way of example, assume a Fund's maximum performance adjustment rate of 0.10% is achieved by comparing performance of the Fund to its respective benchmark index over the 12 month rolling performance period ended October 31, 2006. Further assume that GGAMT is earning a base advisory fee for such Fund at an annualized rate of 0.90%. GGAMT would receive as its fee for the quarter ending October 31, 2006 one-fourth of the annualized rate of 0.90% times the Fund's average net assets for the quarter, plus one-fourth the annualized rate of 0.10% times the Fund's average net assets over the 12 month rolling performance period ended October 31, 2006. It is important to note that by charging the base fee and the performance fee on average net assets over the most recently completed quarter and 12 month rolling performance period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged on the basis of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.


    FUND                             BENCHMARK
    -----                            ---------
    Emerging Markets                 MSCI Emerging Markets Index
    International Growth             MSCI All Country World Index Free ex US
    Worldwide Leaders                MSCI World Index
    Global Financial Services Fund   MSCI World Financial Index
    Global Utilities Fund            60% MSCI World Telecommunication Service
                                     Index, 40% MSCI World Utilities Service
                                     Index


      Under the performance fee arrangements described above, each adviser, as applicable, can receive a performance fee increase even if a Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount stated above.


LIMITATION OF FUND EXPENSES

GARTMORE MUTUAL FUND CAPITAL TRUST


      In the interest of limiting the expenses of those Funds for whom GMF serves as investment adviser, GMF may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of those Funds. In this regard, GMF has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, GMF has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 fees and administrative services fees and other expenses listed below) to the extent necessary to limit the total annual operating expenses of each Class of each such Fund to the limits described below. Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

      With respect to the following funds, Gartmore Large Cap Value Fund, Gartmore Small Cap Value Fund, Gartmore Global Technology and Communications Fund, Gartmore Global Health Sciences Fund, NorthPointe Small Cap Value Fund, Gartmore Value Opportunities Fund, Gartmore High Yield Bond Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Micro Cap

Equity Fund, Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund, Gartmore Investor Destinations Conservative Fund, Gartmore S&P 500 Index Fund, Gartmore Small Cap Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore International Index Fund and Gartmore Bond Index Fund, GMF may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreement at a later date but no later than five years after a Fund has commenced operations when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

      With respect to the Gartmore Convertible Fund, Gartmore U.S. Growth Leaders Long-Short Fund, Gartmore Mid Cap Growth Fund, Gartmore Mid Cap Growth Leaders Fund, Gartmore Money Market Fund, Gartmore Small Cap Leaders Fund, Gartmore China Opportunities Fund, Gartmore Global Natural Resources Fund and the Gartmore Optimal Allocations Funds, GMF may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made to a Fund unless: (i) such Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and
(iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

      Until at least February 28, 2007 GMF has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and other extraordinary expenses, for certain Funds of the Trust as follows:


o Gartmore Mid Cap Growth Leaders Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class D shares, Class R shares, Institutional Service Class shares, and Institutional Class shares


o Gartmore Large Cap Value Fund to 1.15% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Class shares and Institutional Service Class shares

o Gartmore Small Cap Fund to 1.35% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares


o Gartmore Small Cap Leaders Fund to 1.35% Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore S&P 500 Index Fund to 0.23% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, Service Class shares, Institutional Class shares, and Local Fund shares

o Gartmore U.S. Growth Leaders Fund to 1.30% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Value Opportunities Fund to 1.10% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore High Yield Bond Fund to 0.85% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o     NorthPointe Small Cap Value Fund to 1.00% for Institutional Class shares

o Gartmore Global Technology and Communications Fund to 1.38% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Global Health Sciences Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Nationwide Leaders Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares


o Each of the Investor Destinations Funds to 0.25% for Class A shares, Class B shares, Class C shares, Class R shares, Service Class shares, and Institutional Class shares


o Gartmore Small Cap Index Fund to 0.30% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Gartmore Mid Cap Market Index Fund to 0.32% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Gartmore International Index Fund to 0.37% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Gartmore Bond Index Fund to 0.32% for Class A shares, Class B shares, Class C shares, Class R shares, and Institutional Class shares

o Gartmore Micro Cap Equity Fund to 1.65% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Mid Cap Growth Fund to 1.15% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore U.S. Growth Leaders Long-Short Fund to 1.90% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares


o Gartmore Convertible Fund to 0.95% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares


o Gartmore China Opportunities Fund to 1.75% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Global Natural Resources Fund for 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Optimal Allocations Funds to 0.25% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares


o Gartmore Money Market Fund to 0.59% for Prime shares, Service Class shares, Class C shares, and Institutional Class shares(1)

----------
(1) In addition, with respect to the Service Class of the Gartmore Money Market Fund, effective until at least February 28, 2007, the Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan shall be limited to 0.75%.


GARTMORE MORLEY CAPITAL MANAGEMENT, INC.


      Like GMF, and at least until February 28, 2007, GMCM has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an administrative services plan and other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and other extraordinary expenses) for the Gartmore Morley Funds as follows:


o Gartmore Short Duration Bond Fund to 0.55% for Class A shares, Class C shares, Service Class shares, IRA Class shares, and Institutional Class shares


o Gartmore Enhanced Income Fund to 0.45% for Institutional Service Class shares, Class A shares, Class R shares, and Institutional Class shares


      Reimbursement by the Gartmore Short Duration Bond Fund of the advisory fees waived or limited and other expenses reimbursed by GMCM pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and
(iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GTC or GMCM is not permitted.


      Reimbursement by the Gartmore Enhanced Income Fund of the advisory fees waived or limited and other expenses reimbursed by GMCM pursuant to the Expense Limitation Agreement may be made at a later date, but not later than five years after the Fund commenced operations, when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits in the Expense Limitation Agreement. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GTC or GMCM is not permitted.


GARTMORE GLOBAL ASSET MANAGEMENT TRUST


      Like GMF and GMCM, until at least February 28, 2007, GGAMT has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an administrative services plan, and other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization, and other extraordinary expenses), for certain Funds of the Trust as follows:


o Gartmore Emerging Markets Fund to 1.55% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore International Growth Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Worldwide Leaders Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares


o Gartmore Global Financial Services Fund to 1.40% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

o Gartmore Global Utilities Fund to 1.20% for Class A shares, Class B shares, Class C shares, Class R shares, Institutional Service Class shares, and Institutional Class shares

      GGAMT may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by GGAMT pursuant to the Expense Limitation Agreement at a later date but no later than five years after a Fund has commenced operations when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million;
(ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GGAMT is not permitted.


NORTHPOINTE CAPITAL, LLC

      Like GMF and GGAMT, and at least until February 28, 2007, NorthPointe has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses) for the NorthPointe Small Cap Growth Fund as follows:

   o NorthPointe Small Cap Growth Fund to 1.10% for Class A, Class B, Class C, Class R, Institutional Service Class and Institutional Class.

      NorthPointe may request and receive reimbursement from the Fund for the subadvisory fees waived or limited and other expenses reimbursed by NorthPointe pursuant to the Expense Limitation Agreement at a later date provided that no reimbursements will continue to accrue for more than three years after the fiscal year when NorthPointe waived its subadvisory fees or reimbursed other expenses and further provided that such reimbursements will not cause the total annual operating expenses to exceed the limit set forth above. No reimbursement will be made unless (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NorthPointe is not permitted.

INVESTMENT ADVISORY FEES


      During the fiscal years ended October 31, 2005, 2004 and 2003 (unless otherwise noted), GMF, GMCM and GGAMT earned the following fees for investment advisory services:

                                                            GMF INVESTMENT ADVISORY FEES
                                         -------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,

                                         -------------------------------------------------------------------
                                                       2005                               2004
                                         --------------------------------   --------------------------------
Fund                                     Fees Earned(1)   Fees Reimbursed   Fees Earned(1)   Fees Reimbursed
----                                     --------------   ---------------   --------------   ---------------
Gartmore Optimal Allocations Fund-
   Aggressive                              $      --           $88,800       $      498(4)     $   40,836
Gartmore Optimal Allocations Fund-
   Moderately Aggressive                          --            96,103              518(4)         40,408
Gartmore Optimal Allocations Fund-
   Moderate                                       --            93,106              512(4)         40,411
Gartmore Optimal Allocations Fund-
   Specialty                                      --           104,891              517(4)         40,408
Gartmore Bond Fund                           611,058                 0          660,495                 0
China Opportunities Fund                      53,056            66,130           24,092(4)         50,098
Gartmore Convertible Fund                    269,558                 0          119,087(5)         30,330
Gartmore Global Health Sciences Fund         171,743            16,979          117,729            37,526
Gartmore Global Natural Resources Fund        25,554            37,587            9,752            21,945
Gartmore Global Technology and
Communications Fund                           35,131            45,576           91,528            29,954
Gartmore Government Bond Fund                864,594                 0          973,826                 0
Gartmore Growth Fund                       1,512,351                 0        1,725,237                 0
Gartmore High Yield Bond Fund                 83,974            47,602          455,436            63,445
Gartmore Investor Destinations
   Aggressive Fund                           621,717                 0          332,308               154
Gartmore Investor Destinations
   Moderately Aggressive Fund              1,062,546                 0          568,544               483
Gartmore Investor Destinations
   Moderate Fund                           1,121,567                 0          616,998               237
Gartmore Investor Destinations
   Moderately Conservative Fund              202,359               260          184,054               505
Gartmore Investor Destinations
   Conservative Fund                         206,010             3,651          123,689            14,685
Gartmore Large Cap Value Fund                232,093             8,421          201,770            17,394
Gartmore U.S. Growth Leaders Long-
   Short Fund                                623,524            43,113          404,155            14,723

                                           GMF INVESTMENT ADVISORY FEES
                                         --------------------------------
                                              YEAR ENDED OCTOBER 31,

                                         --------------------------------
                                                       2003
                                         --------------------------------
Fund                                     Fees Earned(1)   Fees Reimbursed
----                                     --------------   ---------------
Gartmore Optimal Allocations Fund-
   Aggressive
Gartmore Optimal Allocations Fund-
   Moderately Aggressive
Gartmore Optimal Allocations Fund-
   Moderate
Gartmore Optimal Allocations Fund-
   Specialty
Gartmore Bond Fund                       $   750,211        $        0
China Opportunities Fund
Gartmore Convertible Fund
Gartmore Global Health Sciences Fund          59,119            42,773
Gartmore Global Natural Resources Fund
Gartmore Global Technology and
Communications Fund                           48,221            59,111
Gartmore Government Bond Fund              1,205,452                 0
Gartmore Growth Fund                       1,693,394(2)              0
Gartmore High Yield Bond Fund                561,164            80,257
Gartmore Investor Destinations
   Aggressive Fund                           110,695            16,421
Gartmore Investor Destinations
   Moderately Aggressive Fund                194,023                 0
Gartmore Investor Destinations
   Moderate Fund                             244,628                 0
Gartmore Investor Destinations
   Moderately Conservative Fund               78,080            22,322
Gartmore Investor Destinations
   Conservative Fund                          60,726            25,016
Gartmore Large Cap Value Fund                187,885            20,198
Gartmore U.S. Growth Leaders Long-
   Short Fund                                157,924(3)              0

                                                            GMF INVESTMENT ADVISORY FEES
                                         -------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,

                                         -------------------------------------------------------------------
                                                       2005                               2004
                                         --------------------------------   --------------------------------
Fund                                     Fees Earned(1)   Fees Reimbursed   Fees Earned(1)   Fees Reimbursed
----                                     --------------   ---------------   --------------   ---------------
Gartmore Micro Cap Equity Fund             1,740,056            19,206          958,951            14,021
Gartmore Mid Cap Growth Fund                      --            36,261           23,457            34,484
Gartmore Mid Cap Growth Leaders Fund         169,629            83,813          183,545            98,160
Gartmore Money Market Fund                 6,216,960             1,938        6,418,662             1,937
Gartmore Nationwide Fund                   7,933,531                 0       10,661,161                 0
Gartmore Nationwide Leaders Fund              54,471            31,180           37,513            49,762
Gartmore Small Cap Fund                      297,241             3,826          457,989                 0
Gartmore Small Cap Leaders Fund               30,584            62,315
Gartmore Tax-Free Income Fund                932,283                 0          986,039                 0

Gartmore U.S. Growth Leaders Fund(7)         574,027                 0          309,373            45,996
Gartmore Value Opportunities Fund             85,209            54,601          281,272            11,918
Gartmore Bond Index Fund                   2,051,322           710,181        1,705,664           450,279
Gartmore International Index Fund          2,355,335           756,273        1,713,016           381,189
Gartmore Mid Cap Market Index Fund         1,304,736           519,931          966,746           284,881
Gartmore S&P 500 Index Fund                1,820,253         1,108,994        1,945,756           653,174
Gartmore Small Cap Index Fund                457,564           256,790          421,119           171,476
NorthPointe Small Cap Growth Fund            435,018            44,324            5,927(6)          7,391
NorthPointe Small Cap Value Fund             239,023             4,960          295,327               528

                                           GMF INVESTMENT ADVISORY FEES
                                         --------------------------------
                                              YEAR ENDED OCTOBER 31,

                                         --------------------------------
                                                       2003
                                         --------------------------------
Fund                                     Fees Earned(1)   Fees Reimbursed
----                                     --------------   ---------------
Gartmore Micro Cap Equity Fund                63,601            30,339
Gartmore Mid Cap Growth Fund                   9,625            62,838
Gartmore Mid Cap Growth Leaders Fund         192,718            82,484
Gartmore Money Market Fund                 6,989,607           102,737
Gartmore Nationwide Fund                   9,360,373                 0
Gartmore Nationwide Leaders Fund              22,966            44,771
Gartmore Small Cap Fund                      279,300            29,797
Gartmore Small Cap Leaders Fund
Gartmore Tax-Free Income Fund              1,032,612                 0

Gartmore U.S. Growth Leaders Fund(7)          68,264            39,115
Gartmore Value Opportunities Fund            189,248            30,129
Gartmore Bond Index Fund                     802,650           385,991
Gartmore International Index Fund            617,738           275,555
Gartmore Mid Cap Market Index Fund           382,404           190,070
Gartmore S&P 500 Index Fund                1,002,610           553,633
Gartmore Small Cap Index Fund                157,390           115,995
NorthPointe Small Cap Growth Fund
NorthPointe Small Cap Value Fund             274,247             4,795

                                                           GMCM INVESTMENT ADVISORY FEES
                                                               YEAR ENDED OCTOBER 31,
                                                       2005                               2004
Fund                                     Fees Earned(1)   Fees Reimbursed   Fees Earned(1)   Fees Reimbursed
----                                     --------------   ---------------   --------------   ---------------
Gartmore Short Duration Bond Fund            597,359           238,942        2,693,481           769,558
Gartmore Enhanced Income Fund              1,141,837           196,148          856,504           120,757

                                           GMCM INVESTMENT ADVISORY FEES
                                              YEAR ENDED OCTOBER 31,
                                                       2003
Fund                                     Fees Earned(1)   Fees Reimbursed
----                                     --------------   ---------------
Gartmore Short Duration Bond Fund         $1,408,745       $   402,496
Gartmore Enhanced Income Fund                398,006           113,487

                                                          GGAMT INVESTMENT ADVISORY FEES
                                                               YEAR ENDED OCTOBER 31,
                                                       2005                               2004
Fund                                     Fees Earned(1)   Fees Reimbursed   Fees Earned(1)   Fees Reimbursed
----                                     --------------   ---------------   --------------   ---------------
Gartmore Emerging Markets Fund               334,734                 0          214,405            19,484
Gartmore Global Financial
Services Fund                                 61,780            33,642           54,371            42,529
Gartmore Global Utilities Fund                14,884            50,361           29,771            47,596
Gartmore International Growth Fund            66,804            37,930           78,402            35,945
Gartmore Worldwide Leaders Fund              243,227            84,058          330,068            51,866

                                          GGAMT INVESTMENT ADVISORY FEES
                                              YEAR ENDED OCTOBER 31,
                                                       2003
Fund                                     Fees Earned(1)   Fees Reimbursed
----                                     --------------   ---------------
Gartmore Emerging Markets Fund             $  83,924       $   43,053
Gartmore Global Financial
Services Fund                                 30,432           37,771
Gartmore Global Utilities Fund                18,964           39,560
Gartmore International Growth Fund            59,995           43,127
Gartmore Worldwide Leaders Fund              144,707                0

----------
(1)   Fees net of reimbursement.

(2) A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund was completed on December 22, 2003. The investment advisory fees listed for the Gartmore Growth Fund do not include the fees GMF received for the Nationwide Large Cap Growth Fund prior to the reorganization.

(3) Fees shown are for the period July 1, 2003 through October 31, 2003. For the period of June 23, 2003 to June 30, 2003, the Gartmore U.S. Growth Leaders Long-Short Fund paid investment advisory fees of $3,432 to GMF.

(4)   Fund commenced operations on June 29, 2004.

(5)   Fund commenced operations on December 29, 2003.

(6)   Fund commenced operations on March 30, 2004.

(7) The Fund has not paid the performance component of its advisory fee since June 2004.

SUBADVISERS

      The subadvisers for certain of the Funds advised by GMF are as follows:

FUND                                     SUBADVISER
----                                     ----------
Gartmore Large Cap Value Fund            NorthPointe Capital LLC ("NorthPointe")
Gartmore Value Opportunities Fund        NorthPointe
NorthPointe Small Cap Value Fund         NorthPointe
Gartmore S&P 500 Index Fund              FAM
Gartmore Small Cap Index Fund            FAM
Gartmore Mid Cap Market Index Fund       FAM
Gartmore International Index Fund        FAM
Gartmore Bond Index Fund                 FAM
Gartmore China Opportunities Fund        Gartmore Global Partners ("GGP")
Gartmore Global Natural Resources Fund   GGP
NorthPointe Small Cap Growth Fund        NorthPointe

      NorthPointe is a majority-owned indirect subsidiary of Gartmore Global Investments, Inc. which is also the parent of GMF. NorthPointe is located at Columbia Center One, 10th Floor, Suite 1000, 201 West Big Beaver Road, Troy, MI 48084 and was formed in 1999.

      FAM, one of the investment advisory entities which comprise Merrill Lynch Investment Managers, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.


      GGP is a partnership owned jointly by Gartmore U.S. Ltd. and Gartmore Securities Ltd. Gartmore U.S. Ltd. is a wholly-owned subsidiary of Gartmore Capital Management Ltd. Gartmore Capital Management Ltd. is a wholly owned subsidiary of, and Gartmore Securities Ltd. is almost entirely owned by, Gartmore Investment Management plc. Gartmore Investment Management plc is almost entirely owned by Asset Management Holdings plc, a holding company, which is a majority-owned subsidiary of Gartmore Group Limited, Ltd., another holding company, which is a wholly-owned subsidiary of Nationwide Asset Management Holdings, Ltd., which is a wholly-owned subsidiary of GGAMT.


      Until June 28, 2004, SSI Investment Management, Inc. ("SSI") served as the subadviser for the Gartmore U.S. Growth Leaders Long-Short Fund (previously Gartmore Long-Short Equity Plus Fund). SSI was founded in 1973 and is located at 357 N. Canyon Drive, Beverly Hills, California, 90210. As of December 31, 2002, SSI managed over $900 million in assets.

      Subject to the supervision of the GMF and the Trustees, each of the subadvisers manages the assets of the Fund listed above in accordance with the Fund's investment objectives and policies. Each subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the subadvisers receive annual fees from GMF, calculated at an annual rate based on the average daily net assets of the Funds, in the following amounts:

                FUND                                 ASSETS                 FEE
                ----                                 ------                -----
Gartmore Large Cap Value Fund              up to $100 million              0.35%
                                           $100 million or more            0.30%

Gartmore Value Opportunities Fund          $0 up to $250 million           0.70%
                                           $250 million up to $1 billion  0.675%
                                           $1 billion up to $2 billion     0.65%
                                           $2 billion up to $5 billion    0.625%
                                           $5 billion and more             0.60%

NorthPointe Small Cap Value Fund           All assets                      0.85%

Gartmore S&P 500 Index Fund                All assets                      0.02%

Gartmore Small Cap Index Fund              All assets                      0.07%

Gartmore Mid Cap Market Index Fund and     All assets                      0.09%
Gartmore Bond Index Fund

Gartmore International Index Fund          All assets                      0.12%

Gartmore China Opportunities Fund(1)       $0 up to $500 million          0.625%
                                           $500 million up to $2 billion  0.600%
                                           $2 billion and more            0.575%

Gartmore Global Natural Resources Fund(2)  $0 up to $500 million           0.35%
                                           $500 million up to 4 billion   0.325%
                                           $2 billion and more             0.30%

NorthPointe Small Cap Growth Fund          All assets                      0.95%

----------
(1) The subadvisory fee at each breakpoint is a base subadvisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI Zhong Hua Index. If the Fund outperforms its benchmark by a set amount, GMF will pay higher subadvisory fees to GGP. Conversely, if the Fund underperforms its benchmark by a set amount, GMF will pay lower subadvisory fees to GGP.

(2) The subadvisory fee at each breakpoint is a base subadvisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Goldman Sachs Natural Resources Index. If the Fund outperforms its benchmark by a set amount, GMF will pay higher subadvisory fees to GGP. Conversely, if the Fund underperforms its benchmark by a set amount, GMF will pay lower subadvisory fees to GGP.

SUBADVISER PERFORMANCE FEE -GARTMORE CHINA OPPORTUNITIES FUND AND GARTMORE GLOBAL NATURAL RESOURCES FUND,


      For the subadvisory services it provides to each of the Gartmore China Opportunities Fund and the Gartmore Global Natural Resources Fund, GGP receives a base subadvisory fee that may be adjusted quarterly if the Fund outperforms or underperforms its stated benchmark(s) over the rolling 12 month performance period ending on the last day of such quarter as follows:


                           +/- 100 bps                      2bps
                           +/- 200 bps                      4bps
                           +/- 300 bps                      6pbs
                           +/- 400 bps                      8pbs
                           +/- 500 bps or more             10pbs


GGP provides the same services to the Gartmore China Opportunities Fund and the Gartmore Global Natural Resources Fund as it does for the GGAMT advised Funds as described below. As a result of the performance fee, the highest possible advisory fee at each breakpoint and lowest possible advisory fee at each breakpoint are as follows:


                  Fund                                  Benchmark
                  ----                                  ---------

Gartmore China Opportunities Fund                    MSCI Zhong Hau Index

                                             HIGHEST POSSIBLE    LOWEST POSSIBLE
BASE SUBADVISORY FEE                         SUBADVISORY FEE     SUBADVISORY FEE
-----------------------------------------    ----------------    ---------------
0.625% on assets up to $500 million               0.725%              0.525%

0.600% on assets of $500 million up to
$2 billion                                         0.700%              0.500%

0.575% on assets of $2 billion and more           0.675%              0.475%

                  Fund                                  Benchmark
                  ----                                  ---------

Gartmore Global Natural Resources Fund       Goldman Sachs Natural Resources
                                             Index

                                             HIGHEST POSSIBLE    LOWEST POSSIBLE
BASE SUBADVISORY FEE                         SUBADVISORY FEE     SUBADVISORY FEE
-----------------------------------------    ----------------    ---------------
0.35% on assets up to $500 million                 0.45%               0.25%

0.325% on assets of $500 million and more
but less than $2 billion                          0.425%              0.225%

0.30% on assets of $2 billion and more             0.40%               0.20%

SUBADVISORY FEES PAID


      The following table sets forth the amount GMF paid to the subadvisers for the fiscal periods ended October 31, 2005, 2004 and 2003 (unless otherwise noted):



                                              YEAR ENDED OCTOBER 31,
FUND                                        2005         2004        2003
----                                     ----------   ---------   ---------
Gartmore Growth Fund                              0           0           -
Gartmore China Opportunities Fund            60,354       5,923           -
Gartmore Large Cap Value Fund               112,240      94,159      87,680
Gartmore U.S. Growth Leaders Long-Short           0     182,528     105,283(1)
Gartmore Small Cap Fund(2)                        0      42,309     161,700
Gartmore S&P 500 Index Fund                 463,187     300,629     160,923
Gartmore Value Opportunities Fund                 0           0     189,248
NorthPointe Small Cap Value Fund                  0           0     274,247
Gartmore Small Cap Index Fund               250,025     147,394      55,087
Gartmore Mid Cap Market Index Fund          746,468     395,486     156,441
Gartmore International Index Fund         1,382,942     761,338     276,996
Gartmore Bond Index Fund                  1,129,735     697,770     328,363

----------
(1) For the period June 1, 2003 through October 31, 2003. For the period March 3, 2003 (the date SSI became the Montgomery Fund's subadviser) to June 30, 2003, the Fund paid SSI $141,541 in subadvisory fees. The Montgomery Fund paid no subadvisory fees during the fiscal years ended June 30, 2002 and 2001.

(2) Fees paid to INVESCO, Inc., the Fund's prior subadviser who subadvised the Fund until December 31, 2003.


      MULTI-MANAGER STRUCTURE


      GMF and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows GMF to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows GMF to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or GMF. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

      GMF provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. GMF has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust's Board of Trustees whether the subadviser's contract should be renewed, modified or terminated; however, GMF does not expect to recommend frequent changes of subadvisers. GMF will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although GMF will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Fund will obtain favorable results at any given time.

GARTMORE GLOBAL PARTNERS


      GGAMT has selected GGP to be the subadviser to each of the following Funds (the "GGAMT Advised Funds"): Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Worldwide Leaders Fund, Gartmore Global Financial Services Fund and Gartmore Global Utilities Fund.

      Subject to the supervision of GGAMT and the Trustees, GGP manages each GGAMT Advised Fund's assets in accordance with such Fund's investment objective and policies. GGP makes investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

      GGP provides investment advisory services to the GGAMT Advised Fund pursuant to a Subadvisory Agreement. The Subadvisory Agreement specifically provides that GGP shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial two-year period, the Subadvisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. The Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

      For the services it provides, GGP receives the following fees from GGAMT:

FUND                                         ASSETS                          FEE
------------------------------------------   -----------------------------   ---------
                                             $0 up to $500 million           0.525%
Gartmore Emerging Markets Fund(1)            $500 million up to $2 billion   0.50%
                                             $2 billion and more             0.475%

                                             0 up to $500 million            0.45%
Gartmore International Growth Fund(2)        $500 million up to $2 billion   0.425%
                                             $2 billion and more             0.40%

                                             0 up to $500 million            0.45%
Gartmore Worldwide Leaders Fund(3)           $500 million up to $2 billion   0.425%
                                             $2 billion and more             0.40%

                                             0 up to $500 million            0.45%
Gartmore Global Financial Services Fund(4)   $500 million up to $2 billion   0.425%
                                             $2 billion and more             0.40%%

                                             0 up to $500 million            0.35%
Gartmore Global Utilities Fund(5)            $500 million up to $2 billion   0.325%
                                             $2 billion and more             0.30%

(1) The subadvisory fee at each breakpoint for the Gartmore Emerging Markets Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI Emerging Markets Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment subadvisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(2) The subadvisory fee at each breakpoint for the Gartmore International Growth Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI All Country World Index Free ex US. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment subadvisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(3) The subadvisory fee at each breakpoint for the Gartmore Worldwide Leaders Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI World Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment subadvisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(4) The subadvisory fee at each breakpoint for the Gartmore Global Financial Services Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the MSCI World Financial Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment subadvisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

(5) The subadvisory fee at each breakpoint for the Gartmore Global Utilities Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its composite benchmark comprised of 60% MSCI World Telecommunication Services Index and 40% MSCI World Utilities Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment subadvisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.

SUBADVISER PERFORMANCE FEE - GARTMORE EMERGING MARKETS FUND, GARTMORE INTERNATIONAL GROWTH FUND, GARTMORE WORLDWIDE LEADERS FUND, GARTMORE GLOBAL FINANCIAL SERVICES FUND AND GARTMORE GLOBAL UTILITIES FUND


      For the subadvisory services it provides to each of the Funds set forth above, GGP receives a base subadvisory fee that may be adjusted quarterly if a Fund outperforms or underperforms its stated benchmark(s) over the rolling 12 month performance period ending on the last day of such quarter as follows:


                +/- 100 bps                              2bps
                +/- 200 bps                              4bps
                +/- 300 bps                              6pbs
                +/- 400 bps                              8pbs
                +/- 500 bps or more                      10pbs

         Fund                            Benchmark
         ----                            ---------

Gartmore Emerging Markets Fund           MSCI Emerging Markets Index

                                             HIGHEST POSSIBLE   LOWEST POSSIBLE
BASE SUBADVISORY FEE                         SUBADVISORY FEE    SUBADVISORY FEE
------------------------------------------   ----------------   ----------------
0.525% on assets up to $500 million               0.625%            0.425%

0.50% on assets of $500 million up to $2          0.60%             0.40%
billion

0.475% on assets of $2 billion and more           0.575%            0.375%

         Fund                            Benchmark
         ----                            ---------

Gartmore International Growth Fund       MSCI All Country World Index Free ex US

                                             HIGHEST POSSIBLE   LOWEST POSSIBLE
BASE SUBADVISORY FEE                         SUBADVISORY FEE    SUBADVISORY FEE
------------------------------------------   ----------------   ----------------
0.45% on assets up to $500 million                0.55%              0.35%

0.425% on assets of $500 million up to $2         0.525%            0.325%
billion

0.40% on assets of $2 billion and more            0.50%              0.30%

         Fund                            Benchmark
         ----                            ---------

Gartmore Worldwide Leaders Fund          MSCI World Index

                                             HIGHEST POSSIBLE   LOWEST POSSIBLE
BASE SUBADVISORY FEE                         SUBADVISORY FEE    SUBADVISORY FEE
------------------------------------------   ----------------   ----------------
0.45% on assets up to $500 million                0.55%              0.35%

0.425% on assets of $500 million up to $2         0.525%            0.325%
billion

0.40% on assets of $2 billion and more            0.50%              0.30%

         Fund                            Benchmark
         ----                            ---------

Gartmore Global Financial Services Fund  MSCI World Financial Index

                                             HIGHEST POSSIBLE   LOWEST POSSIBLE
BASE SUBADVISORY FEE                         SUBADVISORY FEE    SUBADVISORY FEE
------------------------------------------   ----------------   ----------------
0.45% on assets up to $500 million                0.55%              0.35%

0.425% on assets of $500 million up to $2         0.525%            0.325%
billion

0.40% on assets of $2 billion and more            0.50%              0.30%

         Fund                            Benchmark
         ----                            ---------

Gartmore Global Utilities Fund           60% MSCI World Telecommunication
                                         Services Index / 40% MSCI World
                                         Utilities Index

                                             HIGHEST POSSIBLE   LOWEST POSSIBLE
BASE SUBADVISORY FEE                         SUBADVISORY FEE    SUBADVISORY FEE
------------------------------------------   ----------------   ----------------
0.35% on assets up to $500 million                0.45%              0.25%

0.325% on assets of $500 million up to $2         0.425%            0.225%
billion

0.30% on assets of $2 billion and more            0.40%              0.20%

      These fees are calculated at an annual rate based on each Fund's average daily net assets.

      During the fiscal years ended October 31, 2005, 2004, and 2003, GGP earned the following fees for subadvisory services:

                                               YEARS ENDED OCTOBER 31,
                                             ----------------------------
                FUND                           2005       2004      2003
-----------------------------------------    -------    -------    ------
Gartmore Emerging Markets Fund              $168,356    $93,875   $41,962
Gartmore Global Utilities Fund                31,153     12,081     9,482
Gartmore Global Financial Services Fund         0        27,186    15,216
Gartmore International Growth Fund            50,909     32,947    29,997
Gartmore Worldwide Leaders Fund(1)           153,430    134,992    72,353

----------
(1)   The Fund commenced operations December 18, 2001.




      A discussion regarding the basis for the Board of Trustees approving the investment advisory contracts of the Funds is available in the funds semi-annual report to the shareholders for the six-month period ended April 30, 2005.


DISTRIBUTOR

      Gartmore Distribution Services, Inc. ("GDSI") serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to an Underwriting Agreement dated as of February 28, 2005 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. Until September 30, 2002, Nationwide Securities, Inc. ("NSI") served as the Trust's underwriter. GDSI is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc. ("GGAMI"), a Delaware holding company. GGAMI is a wholly-owned subsidiary of Gartmore SA Capital Trust, which is an investment adviser and is wholly-owned by Gartmore Global Investments, Inc. ("GGI"), a Delaware holding company. GGI is a majority owned, indirect subsidiary of GGAMT. The following entities or people are affiliates of the Trust and are also affiliates of GDSI:

      GMF
      GGAMT
      GGP
      Gartmore SA Capital Trust
      Nationwide Life Insurance Company
      Nationwide Life and Annuity Insurance Company
      Nationwide Financial Services, Inc.
      Nationwide Corporation
      Nationwide Mutual Insurance Company
      Paul J. Hondros
      Gerald J. Holland
      Eric E. Miller

      In its capacity as Distributor, GDSI solicits orders for the sale of Shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of Shares of each of the Funds.


      During the fiscal years ended October 31, 2005, 2004 and 2003 (unless otherwise noted), GDSI received the following commissions from the sale of shares of the Funds:



                                                                     YEARS ENDED OCTOBER 31
                                                             --------------------------------------
                      FUNDS                                     2005        2004           2003
-------------------------------------------------------      ---------    ---------    ------------
Gartmore Optimal Allocation Fund- Aggressive                 $2,271.26       $0             N/A
Gartmore Optimal Allocation Fund- Moderately Aggressive      11,105.98        0             N/A
Gartmore Optimal Allocation Fund- Moderate                   17,827.43        0             N/A
Gartmore Optimal Allocation Fund- Specialty                   8,592.39     394.36           N/A
Gartmore Bond Fund                                            2,855.52    4,345.50       $5,970.25
Gartmore China Opportunities Fund                            11,701.12     499.73           N/A
Gartmore Convertible Fund                                      58.04      3,932.27          N/A
Gartmore Emerging Markets Fund                                7,403.22    6,875.62        688.59
Gartmore Global Financial Services Fund                       2,092.06    2,200.23         56.03
Gartmore Global Health Sciences Fund                          1,756.66    2,060.15       3,074.05
Gartmore Global Natural Resources Fund                       28,128.89      28.95           N/A
Gartmore Global Technology and Communications Fund             737.19     1,482.62        545.66
Gartmore Global Utilities Fund                                2,486.86    1,170.62        638.37
Gartmore Government Bond Fund                                 2,416.45    7,521.88       10,085.99
Gartmore Growth Fund                                         15,191.46    13,441.61    16,170.63(1)
Gartmore High Yield Bond Fund                                  803.17     1,036.94       3,756.65
Gartmore International Growth Fund                            1,195.07     285.02          92.85
Gartmore Investor Destinations
Aggressive Fund                                              52,166.24    37,087.76      11,245.05
Gartmore Investor Destinations
Moderately Aggressive Fund                                   97,971.02    90,810.67      30,420.69
Gartmore Investor Destinations
Moderate Fund                                                101,146.99   77,946.46      36,122.85
Gartmore Investor Destinations
Moderately Conservative Fund                                 38,094.98    29,581.49      15,798.16
Gartmore Investor Destinations
Conservative Fund                                            18,803.55    11,678.84      3,246.35
Gartmore Large Cap Value Fund                                 3,850.44    3,135.91        998.07
Gartmore U.S. Growth Leaders Long-Short Fund                  8,021.01    3,331.63      1,070.16(2)
Gartmore Micro Cap Equity Fund                               42,048.76    75,850.03      9,953.15
Gartmore Mid Cap Growth Fund                                  1,251.51    1,740.31        941.89
Gartmore Mid Cap Growth Leaders Fund                          2,335.98    1,916.98       1,641.65


                                                                     YEARS ENDED OCTOBER 31
                                                             --------------------------------------
                      FUNDS                                     2005        2004           2003
-------------------------------------------------------      ---------    ---------    ------------
Gartmore Short Duration Bond Fund                            $1,800.98   $2,902.79       $384.45
Gartmore Enhanced Income Fund                                  103.80       97.43         235.21
Gartmore Nationwide Fund                                     28,255.59    36,361.89      40,669.07
Gartmore Nationwide Leaders Fund                              3,599.01     232.74         678.51
Gartmore Small Cap Fund                                       7,469.93    1,813.32        483.93
Gartmore Small Cap Leaders Fund                               6,572.51
Gartmore Tax-Free Income Fund                                10,648.26    13,314.02      33,421.73
Gartmore U.S. Growth Leaders Fund                            35,013.13    11,490.26      9,546.84
Gartmore Value Opportunities Fund                             2,319.55    1,171.02        816.98
Gartmore Worldwide Leaders Fund                                843.49      573.83         680.92
Gartmore Bond Index Fund                                      1,681.62    1,917.49        849.50
Gartmore International Index Fund                              383.62     1,623.92       1,677.47
Gartmore Mid Cap Market Index Fund                            2,637.07    4,731.40        662.72
Gartmore S&P 500 Index Fund                                   6,350.65    8,306.92       3,581.75
Gartmore Small Cap Index Fund                                  685.13     2,910.49         80.03
NorthPointe Small Cap Growth Fund                                0            0             N/A
NorthPointe Small Cap Value Fund                                 0            0             N/A



----------
(1) A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The commissions listed for the Gartmore Growth Fund do not include the commissions GDSI received from the Nationwide Large Cap Growth Fund prior to the reorganization.

(2) For the period June 23, 2003 (the date GDSI became the Fund's distributor) to October 31, 2003. The Montgomery Fund's predecessor distributor received $22,266 in commissions during the period July 1, 2002 to June 22, 2003 from the Montgomery Fund.

      GDSI also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class B, Class C, Class X and Class Y shares (and certain Class A shares). During the fiscal years ended October 31, 2005, 2004 and 2003 (unless otherwise noted), GDSI/NSI received the following amounts from such sales charges:



                                                                     YEARS ENDED OCTOBER 31
                                                             --------------------------------------
                      FUNDS                                     2005        2004           2003
-------------------------------------------------------      ---------    ---------    ------------
Gartmore Optimal Allocation Fund- Aggressive                    $199          $0            N/A
Gartmore Optimal Allocation Fund- Moderately Aggressive         773           0             N/A
Gartmore Optimal Allocation Fund- Moderate                     2,040          0             N/A
Gartmore Optimal Allocation Fund- Specialty                     629           0             N/A
Gartmore Bond Fund                                             6,582        9,735         $12,710
Gartmore China Opportunities Fund                              2,355
Gartmore Convertible Fund                                        10
Gartmore Emerging Markets Fund                                 2,236        1,498          1,446
Gartmore Global Financial Services Fund                         354          448             0
Gartmore Global Health Sciences Fund                            869          551           1,305
Gartmore Global Natural Resources Fund                         2,557
Gartmore Global Technology and Communications Fund             3,017        1,111          1,248
Gartmore Global Utilities Fund                                 1,102          0             10


                                                                     YEARS ENDED OCTOBER 31
                                                             --------------------------------------
                      FUNDS                                     2005        2004           2003
-------------------------------------------------------      ---------    ---------    ------------
Gartmore Government Bond Fund                                  16,727       23,235        18,684
Gartmore Growth Fund                                           13,609       11,062       11,407(1)
Gartmore High Yield Bond Fund                                  1,647        5,450          7,051
Gartmore International Growth Fund                              442           9             355
Gartmore Investor Destinations Aggressive Fund                 30,750       10,462          214
Gartmore Investor Destinations Moderately Aggressive Fund      64,859       26,687         1,219
Gartmore Investor Destinations Moderate Fund                   58,334       28,434         3,704
Gartmore Investor Destinations Moderately Conservative Fund    19,951       17,090         8,235
Gartmore Investor Destinations Conservative Fund               15,292       12,717         2,815
Gartmore Large Cap Value Fund                                  1,498        1,088           916
Gartmore U.S. Growth Leaders Long-Short Fund                   2,655         543         1,334(2)
Gartmore Micro Cap Equity Fund                                 34,867       41,101          142
Gartmore Mid Cap Growth Fund                                    349           91             5
Gartmore Mid Cap Growth Leaders Fund                           8,423        11,877        12,732
Gartmore Money Market Fund                                     3,408        7,054            0
Gartmore Short Duration Bond Fund                                20           0             N/A
Gartmore Enhanced Income Fund                                    0            0             61
Gartmore Nationwide Fund                                       49,695         0           81,272
Gartmore Nationwide Leaders Fund                                231          334            20
Gartmore Tax-Free Income Fund                                  15,062       19,774        19,516
Gartmore U.S. Growth Leaders Fund                              10,281       14,986         2,641
Gartmore Value Opportunities Fund                              6,556        6,765         11,525
Gartmore Worldwide Leaders Fund                                 281           59           2,348
Gartmore Bond Index Fund                                       3,532         664             0
Gartmore International Index Fund                               280          204            265
Gartmore Mid Cap Market Index Fund                             1,343         534            286
Gartmore S&P 500 Index Fund                                    10,400       13,020        10,877
Gartmore Small Cap Fund                                        3,743        2,739          2,103
Gartmore Small Cap Index Fund                                   877          290            178
Gartmore Small Cap Leaders Fund                                  47
NorthPointe Small Cap Growth Fund                                0            0             N/A
NorthPointe Small Cap Value Fund                                 0            0             N/A



----------
(1) A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The commissions listed for the Gartmore Growth Fund do not include the commissions GDSI received from the Nationwide Large Cap Growth Fund prior to the reorganization.

(2) For the period June 23, 2003 (the date GDSI became the Fund's distributor) to October 31, 2003. The Montgomery Fund's predecessor distributor received $2,599, $4,878, and $5,602 in contingent deferred sales charges during the period July 1, 2002 to June 22, 2003 and for the fiscal years ended June 30, 2002 and 2001, respectively.

      From such contingent deferred sales charges, GDSI and affiliated broker dealers retained $397,885, $335,775 and $1,248,944 for 2005, 2004 and 2003,
respectively, after reallowances to dealers. GDSI reallows to dealers 5.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge 5.75%, 4.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 4.75%, 3.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 3.75%, 4.00% on Class

B and Class X shares of the Funds, 1.85% on Class C and Class Y shares of the Funds, 4.00% on Class D shares of the Funds.

DISTRIBUTION PLAN

      The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate GDSI, as the Funds' Distributor, for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

o     0.25% of the average daily net assets of Class A shares of each applicable
      Fund;

o 0.25% of the Class C shares, Service Class shares and IRA Class shares of the Gartmore Short Duration Bond Fund;

o 0.25% of the average daily net assets of Service Class Shares of the Investor Destinations Funds;


o 1.00% of the average daily net assets of Class B and Class C shares for each applicable Fund other than the Gartmore Money Market Fund and the Gartmore Short Duration Bond Fund;


o 0.85% of the average daily net assets of the Class X and Class Y shares of the Gartmore Bond, Gartmore Government Bond and Gartmore Tax-Free Funds;

o 0.15% of the average daily net assets of Service Class shares of the Gartmore Money Market and S&P 500 Index Funds; and

o 0.07% of the average daily net assets of the Local Fund shares of the Gartmore S&P 500 Index Fund.

o 0.50% of the average daily net assets of the Class R Shares of each applicable Fund.


      During the fiscal year ended October 31, 2005 (unless otherwise noted), GDSI earned the following distribution fees under the Plan(1):



                                                                                               SERVICE     LOCAL
                      FUND                          CLASS A   CLASS B    CLASS C    CLASS R     CLASS      CLASS
-------------------------------------------------   -------   -------    -------    -------    -------     -----
Gartmore Optimal Allocations Fund: Aggressive        $1,315    $1,560     $6,292       $4          -         -
Gartmore Optimal Allocations Fund: Moderately
Aggressive                                            3,272     4,320     15,777        4          -         -
Gartmore Optimal Allocations Fund: Moderate           4,430     5,264     25,249        4          -         -
Gartmore Optimal Allocations Fund: Specialty          8,310     5,483     54,274       23          -         -
Gartmore Bond Fund(1)                                24,151     1,506      5,175        4          -         -
Gartmore China Opportunities Fund                     5,654     2,252     10,698        4          -         -
Gartmore Convertible Fund                             6,384     2,533     38,055        4          -         -
Gartmore Emerging Markets Fund                       42,699    35,327     31,804        6          -         -


                                                                                               SERVICE     LOCAL
                      FUND                          CLASS A   CLASS B    CLASS C    CLASS R     CLASS      CLASS
-------------------------------------------------   -------   -------   ---------   -------   ---------   ------
Gartmore Global Financial Services Fund              $8,152   $11,664     $13,441      $4             -      -
Gartmore Global Health Sciences Fund                 21,735    12,222      31,633       4             -      -
Gartmore Global Natural Resources Fund                6,179     1,698      12,678      10             -      -
Gartmore Global Technology and Communications
Fund                                                  7,496    10,153         654       4             -      -
Gartmore Global Utilities Fund                        5,126    11,095      33,396       5             -      -
Gartmore Government Bond Fund(1)                    136,734     1,470       2,512       4             -      -
Gartmore Growth Fund                                 76,026    58,043       3,285       4             -      -
Gartmore High Yield Bond Fund                         8,392     7,606      14,740       4             -      -
Gartmore International Growth Fund                   10,778    30,952       1,445       4             -      -
Gartmore Investor Destinations Aggressive Fund       82,361    99,043     624,220     534       932,110      -
Gartmore Investor Destinations Moderately
Aggressive Fund                                     120,688   265,080   1,336,248     754     1,521,887      -
Gartmore Investor Destinations Moderate Fund        119,973   249,031   1,322,932     436     1,643,645      -
Gartmore Investor Destinations Moderately
Conservative Fund                                    35,371    54,553     344,264       8       426,344      -
Gartmore Investor Destinations Conservative Fund     33,550    38,207     175,059       9       309,303      -
Gartmore Large Cap Value Fund                        69,441    12,182      30,725       4             -      -
Gartmore U.S. Growth Leaders Long-Short Fund         70,576     7,768     131,617       4             -      -
Gartmore Micro Cap Equity Fund                      207,175    82,220     416,008       4             -      -
Gartmore Mid Cap Growth Fund                          4,021     1,712       2,561       4             -      -
Gartmore Mid Cap Growth Leaders Fund                 15,334    34,643       1,479       4             -      -
Gartmore Money Market Fund                                -         -           -       -         5,474      -
Gartmore Short Duration Bond Fund                     2,137         -           5       -       298,231      -
Gartmore Enhanced Income Fund                         3,191         -           -       4             -      -
Gartmore Nationwide Fund                            437,556   347,283       9,403       4             -      -
Gartmore Nationwide Leaders Fund                      8,947     5,874      10,051       4             -      -
Gartmore Tax-Free Income Fund(1)                     23,508     5,446      11,849       -             -      -
Gartmore U.S. Growth Leaders Fund                   103,886    33,719     101,246      99             -      -
Gartmore Value Opportunities Fund                    30,069    26,882       7,005       4             -      -
Gartmore Worldwide Leaders Fund                      78,545     1,692       2,430       4             -      -
Gartmore Bond Index Fund                            104,588     2,661           -       -             -      -
Gartmore International Index Fund                    92,717     3,271         902       -             -      -
Gartmore Mid Cap Market Index Fund                  304,298     7,636         986       -             -      -
Gartmore S&P 500 Index Fund                          34,264    54,479       6,786       -       856,730     79
Gartmore Small Cap Fund                              68,947    17,723      12,025     396             -      -
Gartmore Small Cap Index Fund                       180,141     3,890         994       -             -      -
Gartmore Small Cap Leaders Fund                       7,193     3,131      32,350       3             -      -
NorthPointe Small Cap Growth Fund                         4        11          11       4             -      -
NorthPointe Small Cap Value Fund                          -         -           -       -             -      -



----------
(1) Class B and Class C shares were re-designated as Class X and Class Y shares, respectively, effective September 1, 2003. The following amounts were earned by GDSI on the Class X and the Class Y shares of these Funds for the fiscal year ended October 31, 2005:


    FUNDS                                 CLASS X   CLASS Y
    ---------------------------------     -------   -------
    Gartmore Bond Fund                     27,421    1,877
    Gartmore Government Bond Fund          33,899    7,698
    Gartmore Tax-Free Income Fund          49,286    3,406

                                                              IRA CLASS SHARES
                                                              ----------------
Gartmore Short Duration Bond Fund                                  $252,520


      Effective December 27, 2004 the Gartmore Short Duration Bond Fund ceased offering IRA Class shares to new investors.

      As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

      The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

      GDSI has entered into, and will enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above. GDSI or an affiliate of GDSI pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate Nationwide Financial Services, Inc. or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.


      The Trust has been informed by GDSI that during the fiscal year ended October 31, 2005, the following expenditures were made using the 12b-1 fees received by GDSI with respect to the Funds:


                                                                                     FINANCING
                                                    PROSPECTUS     DISTRIBUTOR      CHARGES WITH      BROKER-DEALER
                                                    PRINTING &   COMPENSATION &   RESPECT TO B & C   COMPENSATION &
                     FUND                           MAILING(1)      COSTS(1)           SHARES             COSTS
-------------------------------------------------   ----------   --------------   ----------------   --------------
Gartmore Bond Fund                                     $508.29         $948.89          $28504.65       $30,172.57
Gartmore Emerging Markets Fund                         316.54         13471.5           46552.37         49,496.38
Gartmore Global Financial Services Fund                628.76        16553.87           10790.53          5,287.62
Gartmore Global Health Sciences Fund                   226.27         5160.83           32591.95         27,614.94
Gartmore Global Technology and Communications
Fund                                                    81.08         3564.08            7810.63          6,851.66
Gartmore Global Utilities Fund                          307.6        13654.27           15115.27         20,545.36
Gartmore Government Bond Fund                          181.65         5077.03           32123.38        144,934.99
Gartmore Growth Fund                                   138.38        45152.22            2808.20         89,258.13
Gartmore High Yield Bond Fund                          155.68          255.74            8414.11         21,916.16
Gartmore International Growth Fund                      33.81        16065.26           23932.99          3,146.47
Gartmore Investor Destinations Aggressive Fund              0         1333.86          454348.47      1,282,585.25
Gartmore Investor Destinations Moderately
Aggressive Fund                                        177.81         1101.58          962841.30      2,280,536.35
Gartmore Investor Destinations Moderate Fund            57.21         3524.91          974022.64      2,358,412.26
Gartmore Investor Destinations Moderately               27.22         1830.92          242373.54        616,308.45
Conservative Fund
Gartmore Investor Destinations Conservative
Fund                                                        0        17907.52          137741.41        400,478.96
Gartmore Large Cap Value Fund                          100.52          831.85           35293.91         76,126.28
Gartmore U.S. Growth Leaders Long-Short Fund                0        20258.64          132471.78         57,414.88
Gartmore Micro Cap Equity Fund                              0         7769.70          356142.93        341,494.23
Gartmore Mid Cap Growth Fund                            33.96         1075.48            2293.62          4,894.82
Gartmore Mid Cap Growth Leaders Fund                 27351.27          304.19                            23,782.37
Gartmore Money Market Fund                                  0          18.390                             5,455.85
Gartmore Short Duration Bond Fund                       42.72        26901.61                           525,739.12
Gartmore Enhanced Income Fund                           38.44           56.20                             3,099.65
Gartmore Nationwide Fund                                88.24        15386.46          266506.19        512,264.90
Gartmore Nationwide Leaders Fund                        98.94         5964.05           10130.64          8,681.74
Gartmore Small Cap Fund                                     0          729.18           24080.78         74,281.54
Gartmore Tax-Free Income Fund                           60.75         3552.74           51537.34         38,343.91
Gartmore U.S. Growth Leaders Fund                       72.87         7051.83          101200.62        130,624.41
Gartmore Value Opportunities Fund                       37.53          872.63           23098.68         39,950.78
Gartmore Worldwide Leaders Fund                             0        44300.08            3401.40         34,970.37
Gartmore Bond Index Fund                                42.67          322.15            2103.43        104,780.70
Gartmore International Index Fund                           0          590.40            3482.21         92,817.89
Gartmore Mid Cap Market Index Fund                          0               0            7021.68        306,439.66
Gartmore S&P 500 Index Fund                            250.00        48672.81            8544.94        894,870.23
Gartmore Small Cap Index Fund                           58.34         1364.58            3825.73        179,776.98
Gartmore China Opportunities Fund                           0          378.00           11360.45          6,872.18
Gartmore Convertible Fund                              179.44         1629.59           31544.81         13,621.33
Gartmore Global Natural Resources Fund                      0          333.48           13265.63          6,966.41
Gartmore Small Cap Leaders Fund                                             0           35669.35          7,213.83
Gartmore Optimal Allocations Fund: Aggressive               0               0            7646.15          1,530.32
Gartmore Optimal Allocations Fund: Mod
Aggressive                                                  0               0           17970.72          5,548.23
Gartmore Optimal Allocations Fund: Moderate                 0               0           27136.17          8,113.73


                                                                                     FINANCING
                                                    PROSPECTUS     DISTRIBUTOR      CHARGES WITH      BROKER-DEALER
                                                    PRINTING &   COMPENSATION &   RESPECT TO B & C   COMPENSATION &
                     FUND                           MAILING(1)      COSTS(1)           SHARES             COSTS
-------------------------------------------------   ----------   --------------   ----------------   --------------
Gartmore Optimal Allocations Fund: Specialty                0               0           59691.90          8,599.72
NorthPointe Small Cap Growth Fund                       21.27            8.56                                    0
Gartmore Small Cap Growth Fund                          18.15          105.26             511.42            140.74



(1) Printing and mailing of prospectuses to other than current Fund shareholders.


ADMINISTRATIVE SERVICES PLAN

      Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Class R, Institutional Service Class and Service Class shares of the Funds (as applicable), the Prime shares of the Money Market Fund, and the IRA Class shares of the Short Duration Bond Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.


      As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. NFS is a majority owned subsidiary of Nationwide Corporation, which also owns GGAMT. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include GDSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A, D, R or Institutional Service and Service Class shares of each Fund (as applicable), Prime shares of the Money Market Fund and IRA Class shares of the Gartmore Short Duration Bond Fund.


      The Trust has also entered into a Servicing Agreement pursuant to which Nationwide Investment Services Corporation ("NISC") has agreed to provide certain administrative support services in connection with Service Class shares of the Money Market Fund held beneficially by its customers. NISC is indirectly owned by NFS.

      During the fiscal year ended October 31, 2005, NFS and its affiliates received $6,227,471.60 in administrative services fees from the Funds.


FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

      Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust ("GSA"), a wholly-owned subsidiary of GGI, provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. GGI is a wholly-owned, indirect subsidiary of GGAMT. Gartmore Investors Services, Inc. ("GISI"), an indirect subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. For the fund administration and transfer agency services, each Fund pays GSA and GISI a combined annual fee based on the Trust's average daily net assets according to the following schedule:


                   ASSET LEVEL(1)                   AGGREGATE TRUST FEE
                ---------------------               -------------------
                $ 0 up to $1 billion                       0.26%
                $ 1 up to $3 billion                       0.19%
                $ 3 up to $4 billion                       0.15%
                $ 4 up to $5 billion                       0.08%
                $5 up to $10 billion                       0.05%
                $10 up to $12 billion                      0.03%
                $12 billion and more                       0.02%


(1) The assets of each of the Funds of Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Funds of Funds do not pay any part of this fee.


      During the fiscal years ended October 31, 2005, October 31, 2004 and October 31, 2003, GSA and GISI were paid combined fund administration and transfer agency fees from the Funds as follows:



                                                    YEAR ENDED         YEAR ENDED        PERIOD ENDED
                     FUND                        OCTOBER 31, 2005   OCTOBER 31, 2004   OCTOBER 31, 2003
----------------------------------------------   ----------------   ----------------   ----------------
Gartmore Optimal Allocations Fund; Aggressive          $     0          $     0             $      -
Gartmore Optimal Allocations Fund: Moderately
Aggressive                                                   0                0                    -
Gartmore Optimal Allocations Fund; Moderate                  0                0                    -
Optimal Allocations Fund: Specialty                          0                0                    -
Gartmore Bond Fund                                     158,706          190,448             $198,541
Gartmore Convertible Fund                               57,424           25,132(2)                 -
China Opportunities Fund                                33,542            7,535(3)                 -
Gartmore Emerging Markets Fund                          56,788           38,320                9,420
Gartmore Global Financial Services Fund                 25,060           13,020                3,989
Gartmore Global Health Sciences Fund                    29,644           17,434                7,613
Gartmore Global Natural Resources Fund                  13,185            2,937(4)                 -
Gartmore Global Technology and                          12,147           15,818
Communications Fund                                                                            6,334

                                                    YEAR ENDED         YEAR ENDED        PERIOD ENDED
                     FUND                        OCTOBER 31, 2005   OCTOBER 31, 2004   OCTOBER 31, 2003
----------------------------------------------   ----------------   ----------------   ----------------
Gartmore Global Utilities Fund                         $28,213          $11,937               $3,121
Gartmore Government Bond Fund                          207,288          246,159              319,230
Gartmore Growth Fund(1)                                327,352          461,978              373,341(1)
Gartmore High Yield Bond Fund                           55,040          119,579              134,026
Gartmore International Growth Fund                      30,230           18,401                7,880
Gartmore Investor Destinations Aggressive Fund               0                0                    0
Gartmore Investor Destinations Moderately
Aggressive Fund                                              0                0                    0
Gartmore Investor Destinations Moderate Fund                 0                0                    0
Gartmore Investor Destinations Moderately
Conservative Fund                                            0                0                    0
Gartmore Investor Destinations Conservative
Fund                                                         0                0                    0
Gartmore Large Cap Value Fund                           42,524           36,584               33,147
Gartmore U.S. Growth Leaders Long-Short Fund            89,592           67,760              $12,672(5)
Gartmore Micro Cap Equity Fund                         268,601          141,792                6,328
Gartmore Mid Cap Growth Fund                             8,528            7,629                1,674
Gartmore Mid Cap Growth Leaders Fund                    52,342           48,665               24,594
Gartmore Money Market Fund                           1,780,215        1,914,475            2,367,553
Gartmore Short Duration Bond Fund                      294,439          947,252              516,077
Gartmore Enhanced Income Fund                          427,947          270,039              147,599
Gartmore Nationwide Fund                             1,774,267        2,742,272            2,162,969
Gartmore Nationwide Leaders Fund                        15,321            8,563                3,345
Gartmore Tax-Free Income Fund                          235,524          265,269              273,386
Gartmore U.S. Growth Leaders Fund                       96,852           46,808                9,575
Gartmore Value Opportunities Fund                       33,999           61,708               35,354
Gartmore Worldwide Leaders Fund                         68,428           92,537               11,828
Gartmore Bond Index Fund                             1,487,803          916,592              474,186
Gartmore International Index Fund                    1,427,578          760,263              295,515
Gartmore Mid Cap Market Index Fund                     921,691          475,566              224,679
Gartmore S&P 500 Index Fund                          2,523,149        1,613,497            1,004,095
Gartmore Small Cap Fund                                 42,812           63,688               38,391
Gartmore Small Cap Index Fund                          422,548          258,187              101,274
Gartmore Small Cap Leaders Fund                         16,711                -                    -
NorthPointe Small Cap Growth Fund                       62,861            1,357(6)                 -
NorthPointe Small Cap Value Fund                        34,784           40,938               42,342


----------
(1) A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The combined fund administration and transfer agency fees listed for the Gartmore Growth Fund do not include the fees GSA and GSI received from the Nationwide Large Cap Growth Fund prior to the reorganization.


(2)   The Fund commenced operations on December 29, 2003.

(3)   The Fund commenced operations on June 29, 2004.

(4)   The Fund commenced operations on June 29, 2004.

(5) For the period from July 1, 2003 through October 31, 2003. For the period June 23, 2003 through June 30, 2003, GSA and GISI were paid $873 in combined fund administration and transfer agency fees. During the period from April 1, 2003 through June 22, 2003, the Montgomery Fund paid GSA $5,024 for fund administration fees. For the period from July 1, 2002 through March 31, 2003, and its fiscal years ended June 30, 2002 and 2001, the Montgomery Fund paid its administrator, Montgomery Asset Management, LLC, $48,452, $78,891 and $293,904, respectively in administrative and fund accounting fees. The Montgomery Fund paid DST Systems, Inc., its former transfer agent, $158,392, $129,881, and $211,749 in transfer agency fees for the period July 1, 2002 to June 22, 2003 and its fiscal years ended June 30, 2002, and 2001, respectively.

(6)   The Fund commenced operations on September 29, 2004.


SUB-ADMINISTRATORS


      GSA and GISI have entered into a Services Agreement with BISYS Fund Services Ohio, Inc. ("BISYS") to provide certain fund administration and transfer agency services for each of the Funds. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                    ASSET LEVEL(1)                    FEE
                ---------------------                ------
                 $0 up to $1 billion                  0.20%
                 $1 up to $3 billion                  0.15%
                 $3 up to $4 billion                  0.10%
                 $4 up to $5 billion                  0.05%
                 $5 up to $10 billion                 0.02%
                 $10 up to $12 billion                0.01%
                 $12 billion or more                 0.005%


(1) The assets of each of the Funds of Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Funds of Funds do not pay any part of this fee.

      BISYS received the following amounts for the sub-administration services and sub-transfer agency services it provided:


                                YEARS ENDED
      OCTOBER 31, 2005       OCTOBER 31, 2004         OCTOBER 31, 2003
         $7,590,231              $7,392,323               $6,851,082


CUSTODIAN

      JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement.

LEGAL COUNSEL

      Stradley Ronon Stevens and Young LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

      PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as independent accountants for the Trust.

BROKERAGE ALLOCATION

      A Fund's adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.(1) In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

      Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, "best price-best execution" does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

      Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a subadviser. In placing orders with such broker-dealers, the adviser or subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or subadviser's normal research activities or expenses.

----------
(1) Because the Funds of Funds will invest exclusively in shares of the Underlying Funds and the Nationwide Contract, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

      Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

      There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the adviser or subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

      In purchasing and selling investments for the Funds, it is the policy of each of the advisers and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the adviser or subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

      The advisers and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to an adviser or subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the advisers and subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the advisers or a subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The advisers and subadvisers are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.


      For the fiscal year ended October 31, 2005, the clients (including the Funds) of all the affiliated advisers of GGI, including but not limited to GMF, GSA, GGAMT, and GMCM, paid soft dollar commissions in the total amount of $1.2 million with respect to the Funds and $5.8 million with respect to all the clients of all the affiliated advisers of GGI. GGI directs security transactions to brokers providing brokerage and research services to the benefit of all GGI clients, including the Funds.


      During the fiscal years ended October 31, 2005, 2004 and 2003, the following brokerage commissions were paid by the Funds:


                                                                       YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------
FUND                                                             2005         2004         2003
-------------------------------------------------------------------------------------------------------
Gartmore Optimal Allocation Fund: Aggressive                  $       48   $       16          N/A
Gartmore Optimal Allocation Fund: Moderately Aggressive              156           16          N/A
Gartmore Optimal Allocation Fund: Moderate                           321           21          N/A
Gartmore Optimal Allocation Fund: Specialty                          670           42          N/A
Gartmore Bond Fund                                                     0            0   $        0
Gartmore China Opportunities Fund                                 69,100            0          N/A
Gartmore Convertible Fund                                         29,887       19,328          N/A
Gartmore Emerging Markets Fund                                   273,516      153,047       76,325
Gartmore Global Financial Services Fund                           59,677       20,505       20,825
Gartmore Global Health Sciences Fund                             166,805      119,713       91,666
Gartmore Global Natural Resources Fund                            75,641
Gartmore Global Technology and Communications Fund               300,153      367,076      402,787
Gartmore Global Utilities Fund                                    70,496       47,852       11,125
Gartmore Government Bond Fund                                          0            0            0
Gartmore Growth Fund                                           1,667,028    2,348,087    2,786,297(2,3)
Gartmore High Yield Bond Fund                                          0            0            0
Gartmore International Growth Fund                                94,036       70,939       68,383
Gartmore Investor Destinations Aggressive Fund                         0            0            0
Gartmore Investor Destinations Moderately Aggressive Fund              0            0            0
Gartmore Investor Destinations Moderate Fund                           0            0            0
Gartmore Investor Destinations Moderately Conservative Fund            0            0            0
Gartmore Investor Destinations Conservative Fund                       0            0            0
Gartmore Large Cap Value Fund                                     32,471       27,285       40,543
Gartmore U.S. Growth Leaders Long-Short Fund                   1,097,907      579,983      154,993(3)
Gartmore Micro Cap Equity Fund                                 1,037,549      832,903      106,843
Gartmore Mid Cap Growth Fund                                       7,038        8,950        3,485
Gartmore Mid Cap Growth Leaders Fund                             116,941      254,995      606,307
Gartmore Short Duration Bond Fund                                      0            0            0
Gartmore Enhanced Income Fund                                     15,917       35,824       21,087
Gartmore Nationwide Fund                                       4,391,294    6,403,579    5,536,245
Gartmore Nationwide Leaders Fund                                 126,334       24,770       15,059
Gartmore Small Cap Fund                                          441,403      742,393      397,647
Gartmore Tax-Free Income Fund                                          0            0            0
Gartmore U.S. Growth Leaders Fund                                655,159      447,511      196,198
Gartmore Value Opportunities Fund                                155,965      251,939      133,153
Gartmore Worldwide Leaders Fund                                  352,648      563,970      359,715
Gartmore Bond Index Fund                                               0            0            0


                                                                       YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------
FUND                                                             2005         2004         2003
-------------------------------------------------------------------------------------------------------
Gartmore International Index Fund                                231,403      333,927      175,976
Gartmore Mid Cap Market Index Fund                               170,594      221,126      113,934
Gartmore S&P 500 Index Fund                                       39,914       76,589      144,586
Gartmore Small Cap Index Fund                                     71,950      143,350      100,143
Gartmore Small Cap Leaders Fund                                  177,151
NorthPointe Small Cap Growth Fund                                308,538       48,226          N/A
NorthPointe Small Cap Value Fund                                 198,509      223,426      178,073



----------
(1) A reorganization of the Nationwide Large Cap Growth Fund with and into the Gartmore Growth Fund occurred on December 22, 2003. The brokerage commissions listed for the Gartmore Growth Fund do not include the brokerage commissions paid by the Nationwide Large Cap Growth Fund prior to the reorganization.

(2) For the period June 23, 2003 to October 31, 2003. The Montgomery Fund paid brokerage commissions of $489,400, $608,887 and $1,720,867 for the period July 1, 2002 to June 22, 2003, and its fiscal years ended June 30, 2002 and 2001, respectively.

      The other funds of the Trust had not yet begun operations as of October 31, 2005.

      During the fiscal year ended October 31, 2005, the Gartmore Bond Fund, Gartmore Bond Index Fund, Gartmore Growth Fund, Gartmore Global Financial Services Fund, Gartmore Large Cap Value Fund, Gartmore U.S. Growth Leaders Long-Short Fund, Gartmore Money Market Fund, Gartmore Short Duration Bond Fund, Gartmore Enhanced Income Fund, Gartmore Nationwide Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Nationwide Leaders Fund, Gartmore International Index Fund, Gartmore Mid Cap Market Index Fund and Gartmore S&P 500 Index Fund investments in securities of their regular broker-dealers as follows:



                                                APPROXIMATE AGGREGATE
                                                  VALUE OF ISSUER'S
                                               SECURITIES OWNED BY THE
                                                      FUND AS OF
                                                   FISCAL YEAR END                NAME OF
                    FUND                           OCTOBER 31, 2005           BROKER OR DEALER
                    ----                           ----------------           ----------------
Gartmore Bond Fund                                    $ 1,012,829        Salomon Smith Barney
                                                        2,101,191        JPMorgan Chase
                                                        2,079,758        Merrill Lynch
                                                        1,077,637        Nomura Asset
Gartmore Bond Index Fund                                5,420,654        Bank of America
                                                          568,740        Bank of New York
                                                          779,654        Fifth Third
                                                        1,033,361        FleetBoston
                                                        3,760,727        HSBC
                                                          975,434        Key Bank
                                                          606,659        SunTrust
                                                        2,202,053        Bear Sterns
                                                       43,139,100        Credit Suisse First Boston
                                                        6,720,846        Goldman Sachs
                                                       20,004,625        Greenwich Capital
                                                       33,870,982        Lehman Brothers
                                                          877,962        Mellon

                                                APPROXIMATE AGGREGATE
                                                  VALUE OF ISSUER'S
                                               SECURITIES OWNED BY THE
                                                      FUND AS OF
                                                   FISCAL YEAR END                NAME OF
                    FUND                           OCTOBER 31, 2005           BROKER OR DEALER
                    ----                           ----------------           ----------------
                                                        4,901,289        Morgan Stanley
                                                        1,134,993        Prudential

Gartmore Global Financial Services                        625,176        HSBC
                                                          444,294        UBS
                                                          559,435        Bank of America
                                                          188,448        SunTrust Banks
                                                          106,144        UnionBanCal
                                                          177,797        Zions Bancorp
                                                          362,682        Goldman Sachs
                                                          358,876        JPMorgan Chase
                                                          238,228        Legg Mason
                                                          113,687        Lehman Brothers
                                                          260,255        Merrill Lynch

Gartmore Growth Fund                                    2,138,180        Goldman Sachs
                                                        2,178,393        Legg Mason
                                                        2,033,569        State Street

Gartmore Large Cap Value Fund                           1,566,679        Bank Of America
                                                          610,317        Lehman Brothers
                                                          342,113        Prudential

Gartmore U.S. Growth Leaders Long-Short Fund              521,908        Goldman Sachs
                                                          525,819        Legg Mason
                                                          581,572        State Street
                                                          606,862        Zions Bank

Gartmore Money Market Fund                             29,996,846        Dresdner
                                                       39,996,969        Societe General
                                                       42,064,663        UBS
                                                       49,950,927        Bear Stearns
                                                       44,975,938        Morgan Stanley
                                                       10,000,000        Bank of America
                                                       20,000,000        HSBC
                                                        2,504,108        Bear Stearns
                                                       13,000,000        Goldman Sachs

Gartmore Short Duration Bond Fund                       2,975,450        JPMorgan Chase
                                                        5,892,098        Bear Sterns
                                                        2,514,008        Credit Suisse First Boston
                                                        8,724,738        Morgan Stanley

                                                APPROXIMATE AGGREGATE
                                                  VALUE OF ISSUER'S
                                               SECURITIES OWNED BY THE
                                                      FUND AS OF
                                                   FISCAL YEAR END                NAME OF
                    FUND                           OCTOBER 31, 2005           BROKER OR DEALER
                    ----                           ----------------           ----------------
                                                        2,979,361        Nomura Asset
                                                        2,136,600        Salomon Smith Barney
                                                        1,981,793        UBS
                                                        3,063,750        Bank of Boston
                                                        2,951,250        Merill Lynch

Gartmore Enhanced Income Fund                          42,036,954        JPMorgan Chase
                                                       20,981,619        Bank of America
                                                        5,041,090        Lehman Brothers
                                                        6,349,522        LB-UBS
                                                        4,965,870        Merrill Lynch
                                                       15,231,540        Morgan Stanley
                                                        3,960,750        Bear Stearns
                                                        4,822,638        Credit Suisse First Boston
                                                        2,002,893        Nomura Asset
                                                           73,289        Salomon Smith Barney

Gartmore Nationwide Fund                               46,464,170        Bank of America
                                                        2,612,746        Bank of New York
                                                        2,765,476        Barclays
                                                        7,913,840        Bear Sterns
                                                        2,575,058        HSBC
                                                        6,286,922        JPMorgan Chase
                                                        1,140,651        KeyCorp
                                                        2,641,171        SunTrust Banks
                                                       13,372,852        Goldman Sachs
                                                       16,125,412        Lehman Brothers
                                                        3,016,949        Merrill Lynch
                                                          885,904        Morgan Stanley
                                                       11,395,275        Prudential
                                                        3,186,982        Zions Bank

Gartmore Nationwide Leaders Fund                        1,045,386        Bank of America
                                                          582,414        Barclays

Gartmore US Growth Leaders Fund                         3,544,679        Goldman Sachs

Gartmore International Index Fund                       8,958,606        Barclays
                                                       23,946,039        HSBC
                                                       12,826,278        UBS
                                                        2,939,891        Prudential

                                                APPROXIMATE AGGREGATE
                                                  VALUE OF ISSUER'S
                                               SECURITIES OWNED BY THE
                                                      FUND AS OF
                                                   FISCAL YEAR END                NAME OF
                    FUND                           OCTOBER 31, 2005           BROKER OR DEALER
                    ----                           ----------------           ----------------
Gartmore Mid Cap Market Index Fund                      2,645,000        A.G. Edwards
                                                        1,685,662        Jefferies Group
                                                        9,761,990        Legg Mason

Gartmore S&P 500 Index Fund                            41,509,522        Bank of America
                                                        5,746,221        Bank of New York
                                                        2,726,149        Bear Stearns
                                                        5,081,666        Fifth Third
                                                       30,412,947        JPMorgan Chase
                                                        3,013,537        KeyCorp
                                                        3,096,810        Mellon Financial
                                                        4,312,193        State Street
                                                        6,206,172        SunTrust Banks
                                                        1,529,645        Zions Bancorp
                                                        8,752,488        Prudential Financial
                                                       14,171,263        Merrill Lynch
                                                       13,958,450        Morgan Stanley


      Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

      Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers. The advisers and subadvisers do not deem it practicable or in the Funds' best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.


      During the fiscal years ended October 31, 2005, 2004 and 2003, the following brokerage commissions were paid by the Funds to affiliated brokers:

                     COMMISSIONS PAID TO AFFILIATED BROKERS
                     --------------------------------------
FUND                                     BROKER          2005     2004     2003
---------------------------------------------------------------------------------
Gartmore Large Cap Value Fund       Brinson Partners   $     0   $   0   $      0
Gartmore S&P 500 Index Fund         Merrill Lynch      $   420   $   0   $ 20,996
Gartmore Small Cap Index Fund       Merrill Lynch      $   387   $   0   $  3,465
Gartmore International Index Fund   Merrill Lynch      $     0   $ 327   $ 72,038
Gartmore Mid Cap Market
   Index Fund                       Merrill Lynch      $ 2,191   $   0   $  5,967

      During the year ended October 31, 2005, commissions paid by the Gartmore S&P 500 Index Fund to Merrill Lynch represented 1.05% of aggregate commissions paid by the Fund and 0% of the aggregate dollar amount of transactions involving the payment of commissions.

      During the year ended October 31, 2005, commissions paid by the Gartmore Small Cap Index Fund to Merrill Lynch represented 0.54% of total commissions paid by the Fund and 0% of the aggregate dollar amount of transactions involving the payment of commissions.

      During the year ended October 31, 2005, commissions paid by the Gartmore International Index Fund to Merrill Lynch represented 0% of aggregate commissions paid by the Fund and 0% of the aggregate dollar amount of transactions involving the payment of commissions.

      During the year ended October 31, 2005, commissions paid by the Gartmore Mid Cap Market Index Fund to Merrill Lynch represented 1.28% of aggregate commissions paid by the Fund and 0% of the aggregate dollar amount of transactions involving the payment of commissions.


                  ADDITIONAL INFORMATION ON PURCHASES AND SALES

CLASS A AND CLASS D SALES CHARGES


      The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases. Class A Shares of the Funds (other than the Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Enhanced Income Fund, Gartmore Short Duration Bond Fund and Gartmore High Yield Bond Fund):


                            SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE          OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
------------------          -----------------   ------------------   ----------

less than $50,000                 5.75%                6.10%            5.00%
$50,000 to $99,999                4.75                 4.99             4.00
$100,000 to $249,999              3.50                 3.63             3.00
$250,000 to $499,999              2.50                 2.56             2.00
$500,000 to $999,999              2.00                 2.04             1.75
$1 million or more                None                 None             None

CLASS A SHARES OF THE GARTMORE BOND FUND, GARTMORE GOVERNMENT BOND FUND, GARTMORE TAX-FREE INCOME FUND AND GARTMORE HIGH YIELD BOND FUND

                            SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE          OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
------------------          -----------------   ------------------   ----------


less than $100,000                4.25%               4.44%             3.75%
$10,000 to $249,999               3.50                3.63%             3.00
$250,000 to $499,999              2.50                2.56              2.00
$500,000 to $999,999              2.00                2.04              1.75
$1 million or more                None                None              None


CLASS A SHARES OF THE GARTMORE ENHANCED INCOME FUND

                            SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE          OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
------------------          -----------------   ------------------   ----------


less than $100,000                2.25%               2.30%             2.00%
$100,000 to $499,999              1.75                1.78%             1.50
$500,000 to $999,999              1.50                1.52%             1.25
$1 million or more                None                None              None


CLASS A SHARES OF THE GARTMORE SHORT DURATION BOND FUND

                            SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE          OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
------------------          -----------------   ------------------   ----------


less than $100,000                2.25%                2.30%            2.00%
$100,000 to $499,999              1.75                 1.78             1.50
$500,000 to $999,999              1.50                 1.52             1.25
$1 million or more                None                 None             None


CLASS D SHARES OF THE FUNDS

                            SALES CHARGE AS %    SALES CHARGE AS %     DEALER
AMOUNT OF PURCHASE          OF OFFERING PRICE   OF AMOUNT INVESTED   COMMISSION
------------------          -----------------   ------------------   ----------

less than $50,000                 4.50%                4.71%            4.00%
$50,000 to $99,999                4.00                 4.17             3.50
$100,000 to $249,999              3.00                 3.09             2.50
$250,000 to $499,999              2.50                 2.56             1.75
$500,000 to $999,999              2.00                 2.04             1.25
$1 million to $24,999,999         0.50                 0.50             0.50
$25 million or more               None                 None             None


NET ASSET VALUE PURCHASE PRIVILEGE (CLASS A AND D SHARES ONLY)*

      You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

      The sales charge applicable to Class A and D shares may be waived for the following purchases due to the reduced marketing effort required by GDSI:

(1)   shares sold to other registered investment companies affiliated with GGI,

(2)   shares sold:

      (a) to any pension, profit sharing, or other employee benefit plan for the employees of GGI, any of its affiliated companies, or investment advisory clients and their affiliates;

      (b)   to any endowment or non-profit organization;

      (c) 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans and other retirement accounts;

      (d) to any life insurance company separate account registered as a unit investment trust;

(3)   for Class D shares and Class A shares:


      (a) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);


      (b) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses, children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of GMF and its affiliates;

      (c) to directors, officers, and full-time employees, their spouses, children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.;

      (d) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

      (e) to any person who pays for the shares with the proceeds of one of the following sales:

            - Sales of Class D shares of a Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead.


            - Sales of Class A shares of another Fund or the Gartmore Focus Fund (each a "Gartmore Fund") when they purchase Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares).

            To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the new shares within 60 days of the redemption, and you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and D shares for those Funds which have Class D shares).

(4)   Class A shares sold:

      (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Trust's distributor to waive sales charges for those persons;

      (b) to any directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Trust's distributor;

      (c) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code;

      (d) to any person who previously owned Class R shares of the Montgomery Global Opportunities Fund, Montgomery Global Focus Fund, or Montgomery Partners Equity Plus Fund.

* Only provision 3(e) applies to the Class A shares of the Gartmore Short Duration Bond Fund. Within the special class structure of the Gartmore Short Duration Bond Fund, shareholders who would be eligible to purchase Class A shares without a front-end sales charge because they fall into the other categories listed above will purchase shares of other classes of the Gartmore Short Duration Bond Fund (each of these other classes has no front-end sales charge). See the Gartmore Short Duration Bond Fund's prospectus for more information


REDUCTION OF SALES CHARGES


REDUCTION OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

o AN INCREASE IN THE AMOUNT OF YOUR INVESTMENT. The above tables show how the sales charge decreases as the amount of your investment increases.


o RIGHTS OF ACCUMULATION. You and members of your family who live at the same address can combine the current value of your Class A, B and C investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.

o INSURANCE PROCEEDS OR BENEFITS DISCOUNT PRIVILEGE. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one half of the published sales charge if you make your investment 60 days after receiving the proceeds.

o NO SALES CHARGE ON A REPURCHASE. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.


o LETTER OF INTENT DISCOUNT. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Gartmore Money Market Fund) and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class B and Class C Shares to fulfill your Letter of Intent. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.


CLASS B AND CLASS X SHARES OF THE FUNDS AND CDSC

      GDSI compensates broker-dealers and financial intermediaries for sales of Class B or Class X shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to the Trust's distributor, will be imposed on any redemption of Class B or Class X shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

      Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

                                                 CDSC ON SHARES
              YEARS OF AFTER PURCHASE              BEING SOLD
              -----------------------            --------------
              First                                   5.00%
              Second                                  4.00%
              Third                                   3.00%
              Fourth                                  3.00%
              Fifth                                   2.00%
              Sixth                                   1.00%
              Seventh and following                   0.00%

      For purposes of calculating the CDSC, it is assumed that the oldest Class B or Class X shares, as the case may be, remaining in your account will be sold first.

      For the daily dividend Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of these Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.


AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS A, B, C, D, IRA, X AND Y SHARES

      You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. See page 140 for more information on this program.


CONVERSION FEATURES FOR CLASS B AND CLASS X SHARES

      Class B and Class X shares which have been outstanding for seven years will automatically convert to Class A shares in the next month following the seventh anniversary of the date on which such Class B or Class X shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B or Class X shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B or Class X shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B or Class X shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B or Class X shares converting to Class A shares bears to the shareholder's total Class B or Class X shares not acquired through dividends and distributions.

      If you effect one or more exchanges among Class B shares of the Funds (or from Class X shares of the Gartmore Bond Fund, Gartmore Tax-Free Income Fund and Gartmore Government Bond Fund [the "Fixed Income Funds"] to Class B shares of another Fund) during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B or Class X shares into the Prime Shares of the Gartmore Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.

CLASS A FINDERS' FEE AND CORRESPONDING CDSC


      Since March 1, 2003, there are no front-end sales charges for purchases of Class A shares of the Funds of $1 million or more. An investor may purchase $1 million or more of Class A shares in one or more of the Gartmore Funds and avoid the front-end sales charge. Family Member Discounts, Lifetime Additional Discounts and Letter of Intent Discounts are also applicable. However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems any Class A shares within 18 months of the date of purchase (24 months for Gartmore Short Duration Bond Fund). With respect to such purchases, the Distributor may pay dealers a finders' fee (as described below) on investments made in Class A shares with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer. For the selling dealer to be eligible for the finders' fee, the following requirements apply:

      o The purchase can be made in any combination of the Funds. The amount of the finder's fee will be determined based on the particular combination of the Funds purchased. The applicable finder's fee will be determined on a pro rata basis to the purchase of each particular Fund.

      o The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (24 months for Gartmore Short Duration Bond Fund).

      The CDSC will equal the amount of the finder's fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

AMOUNT OF FINDER'S FEE/CONTINGENT DEFERRED SALES CHARGE


                                                                   AMOUNT OF PURCHASE
                                                        -------------------------------------------
                                                        $1 MILLION TO   $4 MILLION TO   $25 MILLION
                   FUNDS PURCHASED                        $3,999,999     $24,999,999      OR MORE
---------------------------------------------------------------------------------------------------
Gartmore International Growth Fund, Gartmore Emerging       1.00%           0.50%           0.25%
Markets Fund, Gartmore Global Technology and
Communications Fund, Gartmore Global Financial
Services Fund, Gartmore Global Utilities Fund,
Gartmore Global Health Sciences Fund, Gartmore
Nationwide Leaders Fund, Gartmore U.S. Growth
Leaders, Gartmore Worldwide Leaders Fund, Gartmore
Mid Cap Growth Leaders Fund, Gartmore Value
Opportunities Fund, Gartmore Micro Cap Equity Fund,
Gartmore U.S. Growth Leaders Long-Short Fund,
Gartmore China Opportunities Fund, Gartmore Global
Natural Resources Fund and
Gartmore Small Cap Leaders Fund

Gartmore Convertible Fund, Gartmore Nationwide Fund,        0.50%           0.50%           0.25%
Gartmore Growth Fund, Gartmore Large Cap Value Fund,
Gartmore Mid Cap Growth Fund, Gartmore Small Cap Fund
and NorthPointe Small Cap Growth Fund

Gartmore S&P 500 Index Fund, Gartmore Small Cap Index        None            None           None
Fund, Gartmore Mid Cap Market Index Fund, Gartmore
International Index Fund and Gartmore Bond Index Fund

Investor Destination Series Funds and Optimal               0.15%           0.10%           0.05%
Allocations Funds

Gartmore High Yield Bond Fund, Gartmore Bond Fund,          0.75%           0.50%           0.25%
Gartmore Government Bond Fund and Gartmore Tax-Free
Income Fund


                                                                   AMOUNT OF PURCHASE
                                                        -------------------------------------------
                                                        $1 MILLION TO   $4 MILLION TO   $25 MILLION
                   FUNDS PURCHASED                        $3,999,999     $24,999,999      OR MORE
---------------------------------------------------------------------------------------------------
Gartmore Enhanced Income Fund                               0.50%           0.25%           0.15%

Gartmore Short Duration Bond Fund                           0.35%           0.25%           0.15%


CDSC FOR CLASS C SHARES

      You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares. The Trust's distributor compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 0.85% of sales of Class C shares of the Gartmore Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Money Market Fund and Gartmore Government Bond Fund and at the rate of 1.00% of sales of Class C shares of the remaining Funds having Class C shares.

OTHER DEALER COMPENSATION


      In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, GDSI and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. GSDI may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary's personnel, and other factors. The amount of these payments is determined by GSDI. The manager or an affiliate may make similar payments under similar arrangements.


      In addition to these payments described above, GDSI or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary's personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan's named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, GDSI or its affiliates may pay or allow other incentives or payments to intermediaries.

      The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include:

      o     the Funds' Distributor and other affiliates of the manager,

      o     broker-dealers,

      o     financial institutions, and

      o other financial intermediaries through which investors may purchase shares of a Fund.

      Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

CLASS X AND CLASS Y SHARES (THE FIXED INCOME FUNDS)

      If you owned Class B or Class C shares of the Fixed Income Funds on September 1, 2003, your shares were redesignated as Class X or Class Y shares, respectively. Class X and Class Y shares of the Fixed Income Funds retain the same fee and expense structure as the formerly designated Class B and Class C shares. Class X and Class Y shares of a Fixed Income Fund are not offered to the public and may only be purchased by existing Class X or Class Y shareholders (former Class B and Class C shareholders, respectively) of that Fixed Income Fund as a subsequent purchase or through the reinvestment of dividends and/or income. Specifically, only Class X shareholders of a particular Fixed Income Fund will be permitted to purchase additional Class X shares of that Fixed Income Fund, and only Class Y shareholders of a Fixed Income Fund will be permitted to purchase additional Class Y shares of that Fixed Income Fund. To make a subsequent purchase you must purchase through the same account and in the same capacity. If you sell or exchange all of your Class X or Class Y shares of a Fixed Income Fund, you may not purchase Class X or Class Y shares, respectively, of the Fixed Income Fund in the future.

CLASS R SHARES

      Class R shares generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with GDSI to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

      A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class, Institutional Class or Service Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

REDEMPTIONS


      A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. Certain Funds may also assess redemption fees on shares held less than 90 days, 30 days or 7 days, as set forth in each Fund's current prospectus. Those fees are 2.00% of the total redemption amount depending on the Fund and are paid directly to the appropriate Fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. Certain intermediaries cannot assess and collect redemption fees from their accounts. To the extent redemption fees cannot be collected on particular transactions and excessive short-term trading occurs, the remaining shareholders bear the expense of such trading.


IN KIND REDEMPTIONS

      The Funds generally plan to redeem their shares for cash with the following exceptions. The Gartmore Short Duration Bond Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period. Additionally, it intends to redeem shares in cash for any requests of up to $1,000,000. See "Redemption of Shares of the Gartmore Short Duration Bond Fund - Redemption in Kind" below for more information.

      As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an "in kind redemption").

      The Trust's Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder's redemption request - thus limiting the potential adverse effect on the distributing Fund's net asset value per share.

REDEMPTION OF SHARES OF THE GARTMORE SHORT DURATION BOND FUND

      OTHER REDEMPTION REQUIREMENTS. Redemption requests for Service Class and Institutional Class Shares from Plans with more than $1,000,000 in the Fund and which represent a withdrawal of 5% or more of a Plan's assets on any business day must include or be preceded by the following information: (i) the Plan name;
(ii) a listing of the Plan trustee(s); (iii) copies of Plan documents or summaries which describe the investment options available to and restrictions imposed upon Plan participants; (iv) a listing of the allocation of Plan assets across available investment options; (v) for the three year period immediately preceding the withdrawal, a monthly summary of cash flow activity for the investment option in which the Shares are included, detailing contribution and benefit payment amount and amounts transferred to and from other investment options; and (vi) in the case of Plans subject to ERISA, identification of a "Qualified Professional Asset Manager" within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14 (March 8, 1984). The Fund may waive these requirements under some circumstances. For purposes of this paragraph, "Plans" include employee benefit plans qualified under Section 401(a) of the Internal Revenue Code, "governmental plans" as defined in Section 414(d) of the Code, eligible deferred compensation plans as defined in Section 457 of the Code, and employee benefit plans qualifying under Section 403(b) of the Code.


      REDEMPTION FEES. Generally, redemption requests on all Shares will be subject to a 2% redemption fee for all redemptions made within 7 business days of purchase. The redemption fee will be retained by the Fund to help minimize the impact the redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.


      Redemptions of Service Class or Institutional Class Shares by participants in a Plan and Contract owners for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a "Benefit Responsive Payment Event") are not subject to a redemption fee. All other redemptions of Shares are subject to a 2% redemption fee as described above, payable to the Fund.

      REDEMPTION IN KIND. In certain circumstances, the Fund reserves the right to honor a redemption request by making payment in whole or in part in securities selected solely at the discretion of GMCM. The Fund will always redeem shares in cash for redemption requests up to the lesser of $250,000 or 1% of the net asset value of the Fund pursuant to an election made by the Fund and filed with the SEC. In addition, the Fund does not intend to do an in-kind redemption for any redemption requests of less than $1,000,000. The Fund does not anticipate exercising its right to redeem in-kind except in extraordinary circumstances as determined by the Fund and never if a request for redemption is received in connection with a Benefit Responsive Payment Event or for redemption of Class A or IRA Class Shares.

      To the extent a payment in kind is made with securities, you may incur transaction expenses in holding and disposing of the securities. Therefore, in receiving securities you may incur costs that may exceed your share of the operating expenses incurred by the Fund.

SIGNATURE GUARANTEE -- CLASS A, CLASS B, CLASS C, CLASS D, CLASS X AND CLASS Y SHARES OF A FUND AND IRA CLASS SHARES (FOR GARTMORE SHORT DURATION BOND FUND)


      A Medallion signature guarantee is required if: (1) your account address has changed within the last 15 calendar days; (2) the redemption check is made payable to anyone other than the registered shareholder; (3) the proceeds are sent to a bank account not previously designated or changed within the past 10 business days; (4) proceeds are mailed to an address other than the address of record; or (5) the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Trust's distributor reserves the right to require a Medallion signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Trust's distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A Medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Trust's distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.

ACCOUNTS WITH LOW BALANCES

      If the value of your account holding shares of a Fund falls below $2,000 for any reason, including market fluctuation, we reserve the right to charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.

      We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

      If the monthly average balance of your account holding Prime shares of the Money Market Fund falls below $250, there is a $2/month fee.

      For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

                               VALUATION OF SHARES

      The net asset value per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day that the Exchange is open and on such other days as the Board of Trustees determines (together, the "Valuation Time"). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

      The Funds will not compute net asset value on customary business holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      Each Fund reserves the right to not determine net asset value when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund's portfolio do not affect that Fund's net asset value.

      The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

      Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

      Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be "short term" and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Fund.

      Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

      As of July 1, 2004, the Funds holding foreign equity securities (the "Foreign Equity Funds") value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Foreign Equity Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

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      The value of portfolio securities in the Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

      The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action to eliminate or reduce to the extent reasonably practical such dilution or other unfair results which might include: reducing or withholding dividends; redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund's average portfolio maturity; or utilizing a net asset value per share as determined by using available market quotations.

      The Trustees, in supervising the Money Market Fund's operations and delegating special responsibilities involving portfolio management to GMF, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's net asset value per share will not deviate from $1.

      Pursuant to its objective of maintaining a stable net asset value per share, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

FUNDS OF FUNDS

      Shares of the Underlying Funds are valued at their respective net asset values as reported to GSA or its agent. Other assets of the Funds of Funds are valued at their current market value if market quotations are readily available. If market quotations are not available, or if GSA determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

                        SYSTEMATIC INVESTMENT STRATEGIES

      MONEY MARKET PLUS GROWTH - This strategy provides the security of principal that the Gartmore Money Market Fund offers plus the opportunity for greater long-term capital appreciation through reinvestment of dividends in one of the equity Funds.

      An initial investment of $5,000 or more is made in the Prime Shares of the Gartmore Money Market Fund, and monthly dividends are then automatically invested into one or more of the equity Funds chosen by you at such equity Fund's current offering price. Gartmore Money Market Plus Growth gives investors stability of principal through the Gartmore Money Market Fund's stable share price, and its portfolio of high quality, short-term money market investments.

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And the Gartmore Money Market Fund offers fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or the Automated Voice Response system. NOTE: Gartmore Money Market Fund dividends reinvested into one of the equity Funds are subject to applicable sales charges.

      MONEY MARKET PLUS INCOME - This strategy provides the security of principal that the Gartmore Money Market Fund offers plus the opportunity for greater income by reinvesting dividends into one or more of the fixed income Funds.

      An initial investment of $5,000 or more is made in the Prime Shares of the Gartmore Money Market Fund and monthly dividends are then automatically reinvested into one of the fixed income Funds chosen by you at such Fund's current offering price.

      When short-term interest rates increase, Gartmore Money Market Fund dividends usually also rise. At the same time, share prices of the fixed income Funds generally decrease. So, with Money Market Plus Income, when you earn higher Gartmore Money Market Fund dividends, you can generally purchase more shares of one of the fixed income Funds at lower prices. Conversely, when interest rates and Gartmore Money Market Fund dividends decrease, the share prices of the fixed income Funds usually increase--you will automatically buy fewer shares of one of the fixed income Funds at higher prices. The Prime Shares of the Gartmore Money Market Fund provides investors with stability of principal, fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or the Automated Voice Response system. NOTE: Gartmore Money Market Fund dividends reinvested into one of the fixed income Funds are subject to applicable sales charges.

      AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

      Once you have opened an account with at least $1,000, you can contribute to an Automatic Asset Accumulation plan for as little as $50 a month in a Fund. Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through the Money Market Plus Growth or Money Market Plus Income investor strategies.

      AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a

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declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Gartmore Money Market Fund to another Fund, sales charges may apply if not already paid.


      AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while the $50 minimum is waived for Required Minimum Distributions from Individual Retirement Accounts.

      NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

AUTOMATIC WITHDRAWAL PLAN (AWP) ON CLASS A, B, C. D, IRA, X AND Y SHARES

      You will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. You cannot aggregate multiple Class B Share accounts to meet this minimum balance.

      For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through AWP will also count toward the 12% limit. In the case of AWP, the 12% limit is calculated at the time of an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made


                               INVESTOR PRIVILEGES

      The Funds offer the following privileges to shareholders. Additional information may be obtained by calling GDSI toll free at 800-848-0920.

      NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares, and you will receive a confirmation.

      EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions.

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The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of fund shares.

EXCHANGES AMONG FUNDS

      Exchanges may be made among any of the Gartmore Funds within the same class of shares (except for any other Fund not currently accepting purchase orders or Class X or Class Y shares of the Fixed Income Funds), so long as both accounts have the same owner, and your first purchase in the new Fund meets the new Fund's minimum investment requirement (and subject to the investor eligibility requirements for the Gartmore Short Duration Bond Fund).

      Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

      Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Class X, Class Y, Service Class, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange your Class A shares of a Fund that are subject to a CDSC into another Gartmore Fund and then redeem those Class A shares within 18 months of the original purchase (24 months for Gartmore Short Duration Bond Fund), the applicable CDSC will be the CDSC for the original Fund. If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund ("Money Market Fund"). Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class C, Class D, Class X, Class Y and Institutional Service Class shares of the other Gartmore Funds. If you exchange Class B, Class C, Class X or Class Y shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B, Class C, Class X or Class Y (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B, Class C, Class X or Class Y (or Class A) shares prior to the initial exchange into the Money Market Fund will be counted for purposes or calculating the CDSC. Class X shareholders of a Fixed Income Fund may exchange their shares for Class B shares of any of the Gartmore Funds currently accepting purchase orders and Class Y shareholders of a Fixed Income Fund may exchange their shares for Class C shares of any such Gartmore Fund. However, if you exchange out of Class X or Class Y shares of a Fixed Income Fund into Class B or Class C of another Gartmore Fund, respectively (or into Prime Shares of the Money Market
Fund), you will not be permitted to exchange from Class B or Class C of the other Gartmore Fund (or Prime Shares of the Money Market Fund) back into Class X or Class Y shares of the original Fixed Income Fund. If you wish to purchase shares of a Fund or class for which the

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exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

      AUTOMATED VOICE RESPONSE SYSTEM - You can automatically process exchanges for the Funds (except for the Gartmore Short Duration Bond Fund and the Class X and Class Y shares of the Fixed Income Funds) by calling 800-848-0920, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

      CUSTOMER SERVICE LINE - By calling 800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

      The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

      The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

      The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be tape recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

      BY MAIL OR FAX - Write or fax to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or FAX (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.

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      BY ON LINE ACCESS - Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

      FREE CHECKING WRITING PRIVILEGE (PRIME SHARES OF THE GARTMORE MONEY MARKET FUND ONLY) - You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 800-848-0920.

                                INVESTOR SERVICES

      AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 800-848-0920 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

      TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday). Call toll free: 800-848-0920 or contact us at our FAX telephone number (614) 428-3278.

      RETIREMENT PLANS (NOT AVAILABLE WITH THE TAX-FREE INCOME FUND) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

      SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.

      CONSOLIDATED STATEMENTS - Shareholders of the Funds, receive quarterly statements as of the end of March, June, September and December. Shareholders of the Money Market Fund will also receive monthly activity reports confirming any transactions. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

      For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and

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      zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

      AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

      Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 800-848-0920.

      SHAREHOLDER REPORTS - All shareholders will receive reports semi-annually detailing the financial operations of the funds.

      PROSPECTUSES - Updated prospectuses will be mailed to you at least annually.

      UNDELIVERABLE MAIL - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be reinvested in the shareholder's account until the Funds receives notification of the shareholder's correct mailing address.

                          FUND PERFORMANCE ADVERTISING

      Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by the various Classes of the Funds, the net yields and total returns on such class shares can be expected, at any given time, to differ from class to class for the same period.

CALCULATING MONEY MARKET FUND YIELD

      Any current Money Market Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven-calendar day historical yield for each class, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account in each class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends declared on both the original share and any such

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additional shares. The Fund's effective yield represents an annualization of the current seven-day return with all dividends reinvested. The yields for each class will differ due to different fees and expenses charged on the class.

      The Money Market Fund's yields will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Money Market Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Money Market Fund's expenses.

      Although the Fund determines its yield for each class on the basis of a seven-calendar day period, it may use a different time span on occasion.

      There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD AND TOTAL RETURN

      The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      BEFORE-TAX PERFORMANCE. Except for the Gartmore Money Market Fund and the Gartmore Short Duration Bond Fund, all pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A and Class D shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B and Class C shares, the payment of the applicable CDSC is applied to the investment result for the period shown. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

      AFTER-TAX PERFORMANCE. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of fund shares. The calculation of taxes assumes the highest individual marginal federal income tax rates currently in effect. The tax rates correspond to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gain distribution rate for short-term capital gain distributions, and long-term capital gain distribution rate for long-term capital gain

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distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

      Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by each class of shares of the Funds, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.


      The Gartmore Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Government Bond Fund, Gartmore Short Duration Bond Fund, Gartmore Enhanced Income Fund and the Gartmore High Yield Bond Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average daily number of shares outstanding during the period that were entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The effect of sales charges are not reflected in the calculation of the yields, therefore, a shareholder's actual yield may be less.


      The Gartmore Tax-Free Income Fund may also advertise a tax equivalent yield computed by dividing that portion of the uniformly calculated yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.

      On June 23, 2003, the Montgomery Fund was reorganized with and into the Gartmore Long-Short Equity Plus Fund. The Montgomery Fund is considered the survivor for accounting and performance purposes. Performance shown for the Gartmore Long-Short Equity Plus Fund reflects the returns for the Montgomery Fund through June 22, 2003, and the Gartmore Long-Short Equity Plus Fund from June 23, 2003 through the most recent period shown. From the Montgomery Fund's inception on December 31, 1997 until January 18, 2003, Montgomery Asset Management, LLC ("MAM") served as its investment adviser. On January 18, 2003, GMF replaced MAM as the investment adviser for the Montgomery Fund.

NONSTANDARD RETURNS

      The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

      Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by

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

dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

      The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to other sectors of the economy. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.

      Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as MONEY, FORTUNE, FORBES, KIPLINGER'S PERSONAL FINANCE MAGAZINE, SMART MONEY, MUTUAL FUNDS, WORTH, FINANCIAL WORLD, CONSUMER REPORTS, BUSINESS WEEK, TIME, NEWSWEEK, U.S. NEWS and WORLD REPORT; and other publications such as THE WALL STREET JOURNAL, BARRON'S, INVESTOR'S BUSINESS DAILY, STANDARD & POOR'S OUTLOOK and, COLUMBUS DISPATCH. The rankings may or may not include the effects of sales charges.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES


      The Trust presently offers the following 45 series of shares of beneficial interest, without par value and with the various classes listed:


FUND                                                                               SHARE CLASS
----                                                                               -----------
Gartmore Optimal Allocations Fund: Aggressive           Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Optimal Allocations Fund: Moderately           Class A, Class B, Class C, Class R, Institutional Service
Aggressive                                              Class, Institutional Class

Gartmore Optimal Allocations Fund: Moderate             Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Optimal Allocations Fund: Specialty            Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Bond Fund                                      Class A, Class B, Class C, Class D, Class R, Class X, Class Y,
                                                        Institutional Class

Gartmore China Opportunities Fund                       Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Convertible Fund                               Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Emerging Markets Fund                          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Global Financial Services Fund                 Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Global Health Sciences Fund                    Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Global Natural Resources Fund                  Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Global Technology and Communications Fund      Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Global Utilities Fund                          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Government Bond Fund                           Class A, Class B, Class C, Class D, Class R, Class X, Class Y,
                                                        Institutional Class

Gartmore Growth Fund                                    Class A, Class B, Class C, Class D, Class R, Institutional
                                                        Service Class, Institutional Class

Gartmore High Yield Bond Fund                           Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

FUND                                                                               SHARE CLASS
----                                                                               -----------
Gartmore International Growth Fund                      Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Investor Destinations Aggressive Fund          Class A, Class B, Class C, Class R, Service Class,
                                                        Institutional Class

Gartmore Investor Destinations Moderately Aggressive    Class A, Class B, Class C, Class R, Service Class,
Fund                                                    Institutional Class

Gartmore Investor Destinations Moderate Fund            Class A, Class B, Class C, Class R, Service Class,
                                                        Institutional Class

Gartmore Investor Destinations Moderately               Class A, Class B, Class C, Class R, Service Class,
Conservative Fund                                       Institutional Class

Gartmore Investor Destinations Conservative Fund        Class A, Class B, Class C, Class R, Service Class,
                                                        Institutional Class

Gartmore Large Cap Value Fund                           Class A, Class B, Class C, Class R, Institutional Service Class

Gartmore Micro Cap Equity Fund                          Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Mid Cap Growth Fund                            Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Mid Cap Growth Leaders Fund                    Class A, Class B, Class C, Class D, Class R, Institutional
                                                        Service Class, Institutional Class

Gartmore Money Market Fund                              Service Class, Prime Shares, Institutional Class

Gartmore Short Duration Bond Fund                       Class A, Class C, Service Class, Institutional Class, IRA


Gartmore Enhanced Income Fund                           Class A, Class R, Institutional Class, Institutional Service
                                                        Class


Gartmore Nationwide Fund                                Class A, Class B, Class C, Class D, Class R, Institutional
                                                        Service Class, Institutional Class

Gartmore Nationwide Leaders Fund                        Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Small Cap Fund                                 Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Small Cap Leaders Fund                         Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Tax-Free Income Fund                           Class A, Class B, Class C, Class D, Class X, Class Y

Gartmore U.S. Growth Leaders Fund                       Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore U.S. Growth Leaders Long-Short Fund            Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

FUND                                                                               SHARE CLASS
----                                                                               -----------
Gartmore Value Opportunities Fund                       Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Worldwide Leaders Fund                         Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

Gartmore Bond Index Fund                                Class A, Class B, Class C, Class R, Institutional Class

Gartmore International Index Fund                       Class A, Class B, Class C, Class R, Institutional Class

Gartmore Mid Cap Market Index Fund                      Class A, Class B, Class C, Class R, Institutional Class

Gartmore S&P 500 Index Fund                             Class A, Class B, Class C, Class R, Service Class, Institutional
                                                        Service Class, Local Fund Shares, Institutional Class

Gartmore Small Cap Index Fund                           Class A, Class B, Class C, Class R, Institutional Class

NorthPointe Small Cap Value Fund                        Institutional Class

NorthPointe Small Cap Growth Fund                       Class A, Class B, Class C, Class R, Institutional Service
                                                        Class, Institutional Class

      You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

      Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

      To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS


      THE INFORMATION DISCUSSED IN THIS SECTION APPLIES GENERALLY TO ALL OF THE FUNDS, BUT IS SUPPLEMENTED OR MODIFIED IN ADDITIONAL SEPARATE SECTIONS THAT ARE PROVIDED BELOW FOR GARTMORE TAX-FREE INCOME FUND, THE MONEY MARKET FUND AND THE FUNDS OF FUNDS.


BUYING A DIVIDEND

      If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

      Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

      Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF CAPITAL GAIN

      A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain (excess of net long-term capital gain over net short-term capital loss) realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

INVESTMENTS IN FOREIGN SECURITIES

      The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

      EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE A FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF A FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

      PASS-THROUGH OF FOREIGN TAX CREDITS. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

      The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive from a Fund qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.


      PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, a Fund intends to mark-to-market these securities and recognizes any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will NOT qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by the Fund.


INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

      Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, as qualified dividends or as capital gains, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

      Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trust's Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

      To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES

      Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Gartmore Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

      SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

      DEFERRAL OF BASIS. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

      IF:

      o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

      o You sell some or all of your original shares within 90 days of their purchase, and

      o You reinvest the sales proceeds in the Fund or in another Gartmore Fund, and the sales charge that would otherwise apply is reduced or eliminated;

      THEN:

      In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

      WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

      The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

      For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund from the following sources of income:

      o     dividends paid by domestic corporations,

      o     dividends paid by qualified foreign corporations, including:

                  -     corporations incorporated in a possession of the U.S.,

                  - corporations eligible for income tax treaty benefits with the U.S. under treaties determined by the Treasury Department to be qualified, and

                  - corporations whose stock is traded on domestic securities exchange.

      Dividends from corporations exempt from tax, dividends from passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

      Both a Fund and the investor must each separately meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

      While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

      After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. These reduced rates of taxation for qualified dividends are scheduled to expire for taxable years beginning after December 31, 2008, unless extended or made permanent before that date.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

      If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund's income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES

      A Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund.

      SHORT SALES AND SECURITIES LENDING TRANSACTIONS. A Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position. Additionally, a Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

BACKUP WITHHOLDING

      By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate will be 28% of any distributions or proceeds paid.

NON-U.S. INVESTORS

      Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

      In general, the United Sates imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends. Certain exceptions may apply. Exempt-interest dividends are not subject to U.S. withholding tax. Capital gain dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.


      In addition, a Fund may invest in securities of corporations or real estate investment trusts (REITs) that invest in real property. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRTPA gain. To the extent that the Fund realizes a gain on its investment in a U.S. real property interest, or receives a distribution from the gain on the sale of a U.S. real property interest realized on one of its investments, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.


      Also, interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.

      Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

      A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

      Special U.S. tax certification requirements apply to non-U.S. Shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

ADDITIONAL TAX INFORMATION WITH RESPECT TO GARTMORE TAX-FREE INCOME FUND

      The tax information described in "Additional General Tax Information for All Funds" above applies to the Gartmore Tax-Free Income Fund, except as noted in this section.

EXEMPT-INTEREST DIVIDENDS

      By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

DIVIDENDS FROM TAXABLE INCOME


      The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.


DISTRIBUTIONS OF CAPITAL GAINS AND GAIN OR LOSS ON SALE OR EXCHANGE OF YOUR FUND SHARES

      The Fund may realize a capital gain or loss on sale of portfolio securities. Distributions of capital gains are taxable to you. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

      When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

      The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable, as tax-exempt or as tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned by the Fund during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December.

REDEMPTION AT A LOSS WITHIN SIX MONTHS OF PURCHASE

      Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

      Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

      Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ALTERNATIVE MINIMUM TAX

      Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

TREATMENT OF INTEREST ON DEBT INCURRED TO HOLD FUND SHARES

      Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

LOSS OF STATUS OF SECURITIES AS TAX-EXEMPT

      Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE MONEY MARKET FUND

      The tax information described in "Additional General Tax Information for All Funds" above applies to the Money Market Fund, except as noted in this section.

DISTRIBUTIONS OF NET INVESTMENT INCOME

      The Money Market Fund typically declares dividends from its daily net income each day that its net asset value is calculated, and pays such dividends monthly. The Money Market Fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable $1 share price), less the estimated expenses of the Money Market Fund. Any distributions by the Money Market Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

      The Money Market Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. If you are a taxable investor, distributions from net short-term capital gain will be taxable to you as ordinary income. Because the Money Market Fund is a money market fund, it is not expected to realize any long-term capital gain.

MAINTAINING A $1 SHARE PRICE

      Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Money Market Fund to adjust distributions, including withholding dividends, to maintain its $1 share price. These procedures may result in under- or over-distributions by the Money Market Fund of its net investment income.

REDEMPTION OF FUND SHARES

      Redemptions (including redemptions in kind) and exchanges of Money Market Fund shares are taxable transactions for federal and state income tax purposes. Because the Money Market Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Money Market Fund shares for shares of a different Gartmore Fund is the same as a sale.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS

      Because the Money Market Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

      Because the Money Market Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ADDITIONAL INFORMATION FOR THE FUNDS OF FUNDS

      Each of the Funds of Funds invests in one or more Underlying Funds. The tax consequences of an investment in a Fund of Funds are generally the same as the consequences of investment in a non-Fund of Funds, except as noted below.

DISTRIBUTIONS OF NET INVESTMENT INCOME

      A Fund of Funds' income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund of Funds. Any distributions by a Fund of Funds from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or additional shares. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

DISTRIBUTIONS OF CAPITAL GAIN

      An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund of Funds as capital gain distributions. A Fund of Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund of Funds. Capital gain will be distributed by a Fund of Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund of Funds.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

      Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Fund of Funds as ordinary income, and any loss will reduce an Underlying Fund's ordinary income otherwise available for distribution to the Fund of Funds. This treatment could increase or decrease an Underlying Fund's ordinary income distributions to a Fund of

Funds and, in turn, to you, and may cause some or all of the Underlying Fund's previously distributed income to be classified as a return of capital to the Fund of Funds. A return of capital generally is not taxable to a Fund of Funds, but reduces the Fund of Funds' tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Fund of Funds' tax basis is taxable to the Fund of Funds as a capital gain.

      Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund's ordinary income distributions to a Fund of Funds and, in turn, to you.

U.S. GOVERNMENT SECURITIES

      The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds. Dividends paid by a Fund of Funds may not be exempt from state and local taxes in certain states when the Fund of Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

                               MAJOR SHAREHOLDERS


      As of October 31, 2005, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust, and less than 1% of any class of shares of any Fund, with the exception of the following:


                                                                          PERCENT OF THE
                                                                             TOTAL CLASS
                                                                                 HELD BY
                                                                   TRUSTEES AND OFFICERS
FUND/CLASS                                         NO. OF SHARES              AS A GROUP


Gartmore Emerging Markets Fund - Class A              20,174.457                    1.66%
Gartmore Nationwide Leaders Fund - Class A              8,182.65                    4.96%
Gartmore Global Natural Resources Fund - Class A       6,245.665                   22.00%


As of February 10, 2006, the following shareholders held five percent or greater of the shares of a class of a Fund:

                                                                  PERCENT OF THE
                                                                     CLASS TOTAL
                                                                  ASSETS HELD BY
FUND/CLASS                                       NO. OF SHARES   THE SHAREHOLDER

GARTMORE BOND FUND CLASS A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   400015.065         37.18

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   152586.165         14.18

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                79255.762          7.37

GARTMORE BOND FUND CLASS B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                  5307.53         20.20

JEAN D JAMES
DENNIS G JAMES
25 N MAIN ST
PORTVILLE NY 14770                                    4491.777         17.10

RAYMOND C BALDWIN
221 WALDEN CT
EAST MORICHES NY 11940                                2609.603          9.93

JEFFREY L BROE
702 JENNY ANN CT
HERNDON VA 201703152                                  2507.967          9.55

WILLIAM F MILLER
09634 ST RT 34
BRYAN OH 43506                                        2385.479          9.08

KEVIN J HALPIN
3306 MORRIS RD
LANSDALE PA 19446                                     2108.585          8.03

GARTMORE BOND FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                91269.729         92.54

GARTMORE BOND FUND CLASS D

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  3052797.804         30.73

GARTMORE BOND FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN PA 194282436                              112.093        100.00

GARTMORE BOND FUND CLASS X

BEATRICE BERGER
670 APPLE ST
RED HILL PA 180761355                                24212.674          9.72

FRANKS DAIRY INC
12016 RIDGEWOOD DR
C/O FRANK SHAMBAUGH
FORT ASHBY WV 267199225                              17416.777          7.00

GARTMORE BOND FUND CLASS Y

DAVID F RICHMOND
GLENNA M RICHMOND
114 OLD GRANDVIEW RD
BEAVER WV 25813                                       3739.916         18.22

RAYMOND JAMES FINANCIAL SERVICES, INC.
880 CARILLON PARKWAY
ST PETERSBURG FL 33716                                  2524.1         12.30

DOUGLAS R MCCAIN
4908 OPAL DR
LAKE CHARLES LA 70605                                 2304.399         11.23

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 2127.033         10.36

DONNA J GARST
718 WARREN AVE
BELPRE OH 45714                                       1828.289          8.91

BLAINE T GORDON
DONNA GORDON
7063 PIGEON COVE RD
NEEDMORE PA 17238                                     1075.139          5.24

GREGORY G BOLING
1100 WILLOWOOD RD
KNOXVILLE TN 37922                                    1045.907          5.10

GARTMORE BOND FUND INSTITUTIONAL CL

GARTMORE AM MODERATE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               441265.272         68.89

GARTMORE AM MODERATELY AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               196149.111         30.62

GARTMORE BOND INDEX FUND CLASS A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   2821145.25         72.69

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   884284.923         22.79

GARTMORE BOND INDEX FUND CLASS B

VALERIE FOLLETT
122 INDIAN TRAIL S
WAKEFIELD RI 02879                                    7630.659         43.63

DAVID R BUNNELL
5 WETOMACHICK AVE
WESTERLY RI 02891                                     1744.002          9.97

MARCIA D BLAZER
825 RESTOVER CT
NASHVILLE TN 37214                                    1177.523          6.73

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                   981.338          5.61

GARTMORE BOND INDEX FUND INST CLASS

INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS OH 432196004                             67966019.848         45.81

INVESTOR DESTINATION MODERATELY
AGGRESSIVE
3435 STELZER RD
COLUMBUS OH 432196004                             32726537.528         22.06

INVESTOR DESTINATIONS MODERATELY
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS OH 432196004                             26336591.069         17.75

INVESTOR DESTINATION CONSERVATIVE
3435 STELZER RD
COLUMBUS OH 43219                                 15612320.528         10.52

GARTMORE CHINA OPPORTUNITIES FD INST CL

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLAZA 1-33-13
ATTN JOHN MANGAS
COLUMBUS OH 432152220                               563380.472        100.00

GARTMORE CHINA OPPORTUNITIES FD INST SER

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              112.643        100.00

GARTMORE CHINA OPPORTUNITIES FUND CL A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                63944.397         23.43

WILLIAM P DIRUGERIS
11670 NW 71ST PL
PARKLAND FL 33076                                     54101.83         19.83

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                30745.631         11.27

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 27649.685         10.13

STIFEL, NICOLAUS & COMPANY, INCORPORATED
ATTN C NORWORTHY
ST LOUIS MO 63102                                    17277.572          6.33

GARTMORE CHINA OPPORTUNITIES FUND CL B

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                   6624.825         20.53

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 4260.701         13.20

CINDEE E WOOD
GAYLE E WOOD
1890 LLANO CIR
COLORADO SPRINGS CO 80926                             3747.685         11.61

MORGAN STANLEY DW INC.
2000 WESTCHESTER AVE LD
PURCHASE NY 10577                                      2793.25          8.65

UBS FINANCIAL SERVICES INC.
1200 HARBOR BLVD
WEEHAWKEN NJ 07087                                    2291.034          7.10

H&R BLOCK FINANCIAL ADVISORS, INC.
THE DIME BUILDING
DETROIT MI 48226                                       1929.32          5.98

GARTMORE CHINA OPPORTUNITIES FUND CL C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                48956.729         56.21

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060
                                                     16028.575         18.40

GARTMORE CHINA OPPORTUNITIES FUND CL R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              112.125         99.17

GARTMORE CONVERTIBLE FUND  INST CLASS

SEI PRIVATE TRUST COMPANY
C/O SUNTRUST BANK
1 FREEDOM VALLEY DRIVE
OAKS PA 19456                                      3723703.461         87.35

ROBERT S NANOVIC
81 WESCUSTOGO LN
NORTH YARMOUTH ME 04097                             238209.874          5.59

GARTMORE CONVERTIBLE FUND CLASS A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 63341.58         33.01

SHERRERD FOUNDATION
100 FRONT ST
WEST CONSHOHOCKEN PA 19428                           52224.367         27.22

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                  18988.37          9.90

UBS FINANCIAL SERVICES INC.
1200 HARBOR BLVD
WEEHAWKEN NJ 07087                                   16949.693          8.83

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                 15408.008          8.03

GARTMORE CONVERTIBLE FUND CLASS B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                21364.091         89.78

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                  2328.557          9.79

GARTMORE CONVERTIBLE FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               235881.158         80.53

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  47996.622         16.39

GARTMORE CONVERTIBLE FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 194282436                              107.992        100.00

GARTMORE CONVERTIBLE FUND INST SRV CLASS

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  21651.561         73.32

IRIS F BROWN
IRIS F BROWN DECLARATION OF TRUST
1004 MONROE DRIVE
WARWICK PA 18974                                      7877.179         26.68

GARTMORE EMERGING MARKETS FD CLASS A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   600166.621         30.44

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                311281.77         15.79

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                    248062.76         12.58

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                               198324.842         10.06

GARTMORE EMERGING MARKETS FD CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                               198001.388         57.08

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                65257.584         18.81

GARTMORE EMERGING MARKETS FD CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               289382.281         74.73

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  46384.635         11.98

GARTMORE EMERGING MARKETS FD CLASS R

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                  600.542         84.95

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                                  106.367         15.05

GARTMORE EMERGING MARKETS FD INST CL

GARTMORE AM SPECIALTY
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               200812.946         82.73

GARTMORE AM MODERATELY AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                 27422.52         11.30

GARTMORE AM AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                14386.627          5.93

GARTMORE EMERGING MARKETS FD INST SRV CL

THE DIOCESE OF LONG ISLAND INC
36 CATHEDRAL AVE
GARDEN CITY NY 11530                                240881.515         36.91

DRAKE & CO
1 COURT SQ
LONG ISLAND CITY NY 11120                           212993.971         32.64

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                               198774.542         30.46

GARTMORE GBL FINANCIAL SRVS FD INST CL

GARTMORE AM SPECIALTY
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                307227.34         51.17

GARTMORE AM MODERATELY AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               123871.574         20.63

GARTMORE AM MODERATE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               105123.201         17.51

GARTMORE AM AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                 64216.77         10.69

GARTMORE GBL FINANCIAL SRVS FD INST SRV

NATIONWIDE LIFE INSURANCE
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS OH 432182029                                93868.443        100.00

GARTMORE GBL FINANCIAL SRVS FUND CL A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               125268.036         24.46

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS OH 432182029                                93426.267         18.24

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                    74091.658         14.47

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 36498.739          7.13

W.G. JURGENSEN
ONE NATIONWIDE PLAZA 1-37-04
COLUMBUS OH 43215                                    31588.975          6.17

LINSCO/PRIVATE LEDGER CORP.
ONE BEACON STREET
BOSTON MA 02108                                      29912.595          5.84

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                26324.384          5.14

GARTMORE GBL FINANCIAL SRVS FUND CL B

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS OH 432182029                                92291.735         76.26

OPPENHEIMER & CO. INC.
125 BROAD STREET
NEW YORK NY 10004                                    16800.272         13.88

GARTMORE GBL FINANCIAL SRVS FUND CL C

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS OH 432182029                                92402.294         51.78

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                40221.667         22.54

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                20980.242         11.76

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 15316.543          8.58

GARTMORE GBL FINANCIAL SRVS FUND CL R

MERRILL LYNCH PIERCE FENNER & SMITH INC
4800 DEER LAKE DRIVE
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246                                 4894.876         98.03

GARTMORE GBL NATURAL RESOURCES FD CL A

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                250713.937         22.42

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                               223995.422         20.03

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               155410.792         13.90

LINSCO/PRIVATE LEDGER CORP.
ONE BEACON STREET
BOSTON MA 02108                                     139591.451         12.48

GARTMORE GBL NATURAL RESOURCES FD CL B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                15647.624         20.12

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 12330.062         15.85

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                 9211.538         11.84

LO-AN PHAM
LO-AN PHAM REVOCABLE TRUST
10606 HATTERAS DR
TAMPA FL 33615                                        7713.847          9.92

RBC DAIN RAUSCHER INC.
60 SOUTH SIXTH STREET
MINNEAPOLIS MN 55402                                  4715.543          6.06

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                   4664.601          6.00

GARTMORE GBL NATURAL RESOURCES FD CL C

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                               204242.252         39.16

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               117763.508         22.58

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 87828.142         16.84

GARTMORE GBL NATURAL RESOURCES FD CL R

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                  2627.71         95.89

GARTMORE GBL NATURAL RESOURCES FD INST

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLAZA
ATTN JOHN MANGAS
COLUMBUS OH 432152220                               338421.983         60.28

GARTMORE AM SPECIALTY
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                87305.151         15.55

GARTMORE AM MODERATE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                50678.478          9.03

GARTMORE AM MODERATELY AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                39844.315          7.10

GARTMORE GBL NATURAL RESOURCES INST SERV

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                42811.823         96.17

GARTMORE GLOBAL HEALTH SCIENCES FD CL A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                    453390.61         40.21

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   256070.881         22.71

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                114738.87         10.18

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                               100034.963          8.87

GARTMORE GLOBAL HEALTH SCIENCES FD CL B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                               100346.867         79.00

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 13430.59         10.57

GARTMORE GLOBAL HEALTH SCIENCES FD CL C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               340419.967         89.38

GARTMORE GLOBAL HEALTH SCIENCES FD CL R

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                                   110.49        100.00

GARTMORE GLOBAL HEALTH SCIENCES FD INST

GARTMORE AM SPECIALTY
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               264308.603         55.39

GARTMORE AM MODERATELY AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                91025.815         19.08

GARTMORE AM MODERATE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                66187.678         13.87

GARTMORE AM AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                55633.081         11.66

GARTMORE GLOBAL HEALTH SCIENCES INST SRV

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215
                                                    446012.121         81.68
NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220
                                                     99917.233         18.30

GARTMORE GLOBAL TECH & COMM FD CLASS A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   286570.459         34.45

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                               179941.703         21.63

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                    67432.588          8.11

GARTMORE GLOBAL TECH & COMM FD CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                               179738.478         57.56

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                43969.281         14.08

GARTMORE GLOBAL TECH & COMM FD CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 3366.991         34.46

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003
                                                      2179.812         22.31

STEPHENS INC.
111 CENTER STREET
LITTLE ROCK AR 722013507                              1587.302         16.24

EDYTA RYJEWSKI
EMILIA M RYJEWSKI
518 ROTHBURY RD
WILMINGTON DE 198032440                                721.732          7.39

EDYTA RYJEWSKI
MATTHEW G RYJEWSKI
518 ROTHBURY RD
WILMINGTON DE 198032440                                721.732          7.39

IRA M FOWLER
632 OLD AUGUSTA RD
GREENVILLE SC 29605                                    595.339          6.09

GARTMORE GLOBAL TECH & COMM FD CLASS R

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                                   270.27        100.00

GARTMORE GLOBAL TECH & COMM FD INST CL

GARTMORE AM SPECIALTY
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               390814.656         48.93

GARTMORE AM MODERATELY AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               178406.827         22.34

GARTMORE AM AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               138918.524         17.39

GARTMORE AM MODERATE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                90586.993         11.34

GARTMORE GLOBAL TECH & COMM FD INST SRV

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   796411.623         81.57

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                               179941.595         18.43

GARTMORE GLOBAL UTILITIES FD INST CL

GARTMORE AM SPECIALTY
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               129523.083         51.40

GARTMORE AM MODERATE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                70264.902         27.89

GARTMORE AM MODERATELY AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                41405.049         16.43

GARTMORE GLOBAL UTILITIES FD INST SRV CL

NATIONWIDE LIFE INSURANCE
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS OH 432182029                                95172.163        100.00

GARTMORE GLOBAL UTILITIES FUND CLASS A

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS OH 432182029                                94560.858         43.13

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                    33905.236         15.46

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 22580.36         10.30

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 12673.783          5.78

GARTMORE GLOBAL UTILITIES FUND CLASS B

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS OH 432182029                                92968.067         79.57

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                14675.779         12.56

GARTMORE GLOBAL UTILITIES FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               109120.551         50.54

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS OH 432182029                                93095.151         43.12

GARTMORE GLOBAL UTILITIES FUND CLASS R

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS OH 432182029                                  135.876        100.00

GARTMORE GOVERNMENT BOND FUND CLASS A

NATIONWIDE PENSIONS MANAGED
PERSONAL PORTFOLIO SERIES 1
1200 RIVER RD
CONSHOHOCKEN PA 19428                              2221085.827         43.46

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  2141297.282         41.90

GARTMORE GOVERNMENT BOND FUND CLASS B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 5699.104         35.33

JOSEPH W PUTNAK
617 INDIANA ST
MONONGAHELA PA 15063                                  5197.549         32.23

MARY P MORSE
1656 STATE ROUTE 221
MARATHON NY 13803                                     1183.349          7.34

GARTMORE GOVERNMENT BOND FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                49547.102         85.08

ALLEN M RICHMOND
423 WALTON DR
BUFFALO NY 14225                                      3050.053          5.24

GARTMORE GOVERNMENT BOND FUND CLASS D

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  5427904.125         54.77

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   610897.782          6.16

GARTMORE GOVERNMENT BOND FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN PA 194282436                               102.93        100.00

GARTMORE GOVERNMENT BOND FUND CLASS X

BETTY A CONNER
6945 BLACK WALNUT ST
ROANOKE VA 24019                                     23056.581          8.07

GARTMORE GOVERNMENT BOND FUND CLASS Y

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                18936.045         22.34

JOYCE L RICE
ROSILAND KNIGHT
4434 CATAMOUNT DR
LILBURN GA 30047                                     18839.249         22.23

JOYCE L RICE
ROSILAND KNIGHT
4434 CATAMOUNT DR
LILBURN GA 30047                                     18779.445         22.16

THOMAS E FREECE
1029 CARDINAL RD
AUDUBON PA 194032203                                  5027.471          5.93

CONSTANCE J WESTREICH
725 A HERITAGE VILLAGE
SOUTHBURY CT 06488                                    5014.191          5.92

GARTMORE GOVERNMENT BOND FUND INST CL

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                               99.011        100.00

GARTMORE GROWTH FD INST SRVC CLASS

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 194282436                              157.164        100.00

GARTMORE GROWTH FUND CLASS A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  2477264.372         60.96

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   264891.627          6.52

GARTMORE GROWTH FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                50972.536         54.99

MORGAN STANLEY DW INC.
2000 WESTCHESTER AVE LD
PURCHASE NY 10577                                    11776.769         12.70

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                   9852.216         10.63

GARTMORE GROWTH FUND CLASS D

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  1533464.894          5.44

GARTMORE GROWTH FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN PA 194282436                               173.93        100.00

GARTMORE GROWTH FUND INSTITUTIONAL CL

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 194282436                              158.266        100.00

GARTMORE HIGH YIELD BOND FD INST CL

GARTMORE AM MODERATE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               135444.553         67.90

GARTMORE AM MODERATELY AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                63877.214         32.02

GARTMORE HIGH YIELD BOND FD INST SRV CL

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                              2285282.366         85.07

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   401046.957         14.93

GARTMORE HIGH YIELD BOND FUND CLASS A

WILLIAM R WEBER
665 HOPKINS RD
WILIAMSVILLE NY 142212435                            93727.166         21.94

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                    79192.072         18.53

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
NEW YORK NY 10041                                    48373.058         11.32

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 26491.637          6.20

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                    25231.316          5.91

GARTMORE HIGH YIELD BOND FUND CLASS B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                69942.638         67.73

GARTMORE HIGH YIELD BOND FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               187162.123         91.05

GARTMORE HIGH YIELD BOND FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 194282436                              163.539        100.00

GARTMORE INT'L GROWTH FUND CLASS A

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                               337133.585         39.91

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                               109612.595         12.98

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               103675.491         12.27

FTC & CO
PO BOX 173736
DATALYNX
DENVER CO 802173736                                  96160.801         11.38

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                    53407.232          6.32

GARTMORE INT'L GROWTH FUND CLASS B

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                               335747.672         89.24

GARTMORE INT'L GROWTH FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                52909.221         44.31

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 32178.621         26.95

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                17028.683         14.26

GARTMORE INT'L GROWTH FUND CLASS R

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                                  139.665        100.00

GARTMORE INT'L GROWTH FUND INST SRV CL

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                               338156.184        100.00

GARTMORE INTERNATIONAL GROWTH FD INST CL

GARTMORE AM MODERATE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                81725.151         47.80

GARTMORE AM MODERATELY AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                 64083.69         37.48

GARTMORE AM AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                25031.105         14.64

GARTMORE INTL INDEX FUND CLASS A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  3971451.117         72.52

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  1293579.982         23.62

GARTMORE INTL INDEX FUND CLASS B

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                25136.905         44.31

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 7448.109         13.13

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                  7299.482         12.87

GARTMORE INTL INDEX FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                  8156.17         42.30

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                   7386.187         38.31

UBS FINANCIAL SERVICES INC.
1200 HARBOR BLVD
WEEHAWKEN NJ 07087                                    1154.574          5.99

GARTMORE INTL INDEX FUND INST CLASS

INVESTOR DESTINATION MODERATELY
AGGRESSIVE
3435 STELZER RD
COLUMBUS OH 432196004                             64316935.211         39.16

INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS OH 432196004                             48092819.301         29.28

INVESTOR DESTINATIONS AGRESSIVE F
3435 STELZER RD
COLUMBUS OH 43219                                 40313419.641         24.54

INVESTOR DESTINATIONS MODERATELY
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS OH 432196004                              8878391.504          5.41

GARTMORE INV DEST AGGRESSIVE FD CL A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                              1816931.081         42.35

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                               625053.322         14.57

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                415660.605          9.69

JOHN C GRAY
JOHN CHARLES GRAY JR REVOCABLE TRUST
86 SPRING VISTA DR
DEBARY FL 32713                                     228284.627          5.32

GARTMORE INV DEST AGGRESSIVE FD CL B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               417211.532         31.32

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                285316.138         21.42

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                 70244.305          5.27

GARTMORE INV DEST AGGRESSIVE FD CL C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                              6179058.669         77.67

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                444393.875          5.59

GARTMORE INV DEST AGGRESSIVE FD CL R

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 63859.09         99.78

GARTMORE INV DEST AGGRESSIVE FD SRV CL

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                 29119436.316         56.92

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                 19531816.977         38.18

GARTMORE INV DEST AGGRESSIVE INST CL

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                      644.858         85.21

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              111.948         14.79

GARTMORE INV DEST CONSERVATIVE FD CL A

WELLS FARGO BANK NA
CB RICHARD ELLIS INC
PO BOX 1533
MINNEAPOLIS MN 55480                               2117793.058         70.41

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                352354.651         11.71

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               217108.589          7.22

GARTMORE INV DEST CONSERVATIVE FD CL B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                171823.73         43.57

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 93172.465         23.63

GARTMORE INV DEST CONSERVATIVE FD CL C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                              1325299.369         69.01

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                249193.709         12.98

GARTMORE INV DEST CONSERVATIVE FD CL R

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 2739.563         96.17

GARTMORE INV DEST CONSERVATIVE FD SRV CL

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                 10182283.882         71.15

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  2722932.309         19.03

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  1283934.882          8.97

GARTMORE INV DEST CONSERVATIVE INST CL

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                      136.591         57.19

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              102.258         42.81

GARTMORE INV DEST MOD AGGRESSIVE FD CL A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                              2516294.032         39.99

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                               1174097.541         18.66

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                324717.66          5.16

GARTMORE INV DEST MOD AGGRESSIVE FD CL B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                              1253500.516         37.83

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                545482.349         16.46

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                 205214.513          6.19

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                               177388.306          5.35

GARTMORE INV DEST MOD AGGRESSIVE FD CL C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                             12803619.081         76.13

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                971186.049          5.77

GARTMORE INV DEST MOD AGGRESSIVE FD CL R

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                28659.969         99.54

GARTMORE INV DEST MOD AGGRESSIVE FD SRV

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                 48016314.786         58.45

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                 29935834.086         36.44

GARTMORE INV DEST MOD AGGRESSIVE INST CL

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                      181.365         62.82

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              107.338         37.18

GARTMORE INV DEST MOD CONSERVATIVE CL A

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                571356.337         32.37

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                   525463         29.77

GARTMORE INV DEST MOD CONSERVATIVE CL B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               296326.507         46.48

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                102746.849         16.12

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  33571.722          5.27

GARTMORE INV DEST MOD CONSERVATIVE CL C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                              2918461.564         73.10

GARTMORE INV DEST MOD CONSERVATIVE CL R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN PA 194282436                                114.4        100.00

GARTMORE INV DEST MOD CONSERVATIVE INST

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              102.843         88.46

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                       13.417         11.54

GARTMORE INV DEST MOD CONSERVATIVE SRV

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                 13902976.507         66.94

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  5253616.244         25.29

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  1418695.703          6.83

GARTMORE INV DEST MODERATE FD CL A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                              2549519.259         43.51

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                               1060388.322         18.10

GARTMORE INV DEST MODERATE FD CL B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                              1457623.331         47.48

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                466288.771         15.19

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                 182038.206          5.93

GARTMORE INV DEST MODERATE FD CL C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                             11990022.324         75.89

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                 927522.018          5.87

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                832954.957          5.27

GARTMORE INV DEST MODERATE FD CL R

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               141982.371         99.92

GARTMORE INV DEST MODERATE FD SRV CL

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                 42629559.447         43.84

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                 32315919.831         33.23

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                 21452865.146         22.06

GARTMORE INV DEST MODERATE INST CL

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                               103.51         51.04

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                         99.3         48.96

GARTMORE LARGE CAP VALUE FUND CLASS A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  1677157.075         79.38

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               128958.268          6.10

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   109199.773          5.17

GARTMORE LARGE CAP VALUE FUND CLASS B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                21017.357         19.34

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                 9099.088          8.37

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                  5558.613          5.12

GARTMORE LARGE CAP VALUE FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               235837.097         57.16

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                               165893.016         40.21

GARTMORE LARGE CAP VALUE FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN PA 194282436                              107.873        100.00

GARTMORE MICRO CAP EQUITY FUND CLASS A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               1344075.55         47.36

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 400720.21         14.12

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104                              183003.061          6.45

GARTMORE MICRO CAP EQUITY FUND CLASS B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               215282.787         58.77

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  34674.429          9.47

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                 22332.626          6.10

GARTMORE MICRO CAP EQUITY FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               1200973.24         68.72

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                 136716.637          7.82

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                128757.247          7.37

GARTMORE MICRO CAP EQUITY FUND CLASS R

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS OH 432182029                                   62.522        100.00

GARTMORE MICRO CAP EQUITY FUND INST CL

ICMA-RC SERVICES, LLC
777 NORTH CAPITOL STREET NE
WASHINGTON DC 20002                                 191188.486         45.25

GARTMORE AM SPECIALTY
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               124854.199         29.55

VIRGINIA HOLDINGS LLC
201 INTERNATIONAL CIRCLE
HUNT VALLEY MD 21030                                 94823.186         22.44

GARTMORE MICRO CAP EQUITY FUND INST SVC

HERSHEY TRUST COMPANY
100 MANSION RD
HERSHEY PA 170330445                                  8585.005         75.54

MITRA CO
C O MARSHALL ILSLEY TRUST CO NA
1000 N WATER ST - TR 14
MILWAUKEE WI 53202                                    2724.705         23.97

GARTMORE MID CAP GROWTH FUND CLASS A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                29917.438         22.64

W.G. JURGENSEN
ONE NATIONWIDE PLAZA 1-37-04
COLUMBUS OH 43215                                    24526.912         18.56

ROBERT D GLISE
9245 KELLY LAKE DR
CLARKSTON MI 48348                                   11452.511          8.67

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                  9586.903          7.26

GARTMORE MID CAP GROWTH FUND CLASS B

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                 4672.407         39.13

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 1606.088         13.45

BRADLEY K HENRY
526 JEFFERSON LN
GEORGETOWN TX 78626                                    788.498          6.60

MELISSA P ARTHUR
2191 RIVER RD
SOUTH BOSTON VA 24592                                  720.505          6.03

GARTMORE MID CAP GROWTH FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                18660.461         78.60

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                  2138.818          9.01

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                  1525.941          6.43

GARTMORE MID CAP GROWTH FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN PA 194282436                               86.525        100.00

GARTMORE MID CAP GROWTH FUND INST CLASS

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                                112898.92         60.53

GARTMORE AM MODERATE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                46307.916         24.83

GARTMORE AM MODERATELY AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                27295.939         14.64

GARTMORE MID CAP GROWTH LEADERS FD CL A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   115132.966         23.57

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                    36496.254          7.47

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                26301.588          5.38

GARTMORE MID CAP GROWTH LEADERS FD CL C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                39331.522         72.18

OPPENHEIMER & CO. INC.
125 BROAD STREET
NEW YORK NY 10004                                     4270.513          7.84

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                   4136.606          7.59

GARTMORE MID CAP GROWTH LEADERS FD CL R

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 194282436                               87.184        100.00

GARTMORE MID CAP GROWTH LEADERS INST CL

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLAZA 1-33-13
ATTN JOHN MANGAS
COLUMBUS OH 432152220                              1158301.158         99.99

GARTMORE MID CAP MARKET INDEX FD CLASS A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  7857792.113         66.79

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  3090566.593         26.27

GARTMORE MID CAP MARKET INDEX FD CLASS B

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                  13460.79         20.16

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                10854.497         16.25

LINSCO/PRIVATE LEDGER CORP.
ONE BEACON STREET
BOSTON MA 02108                                       8700.268         13.03

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 7437.483         11.14

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                   3382.132          5.06

GARTMORE MID CAP MARKET INDEX FD CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                15487.536         78.60

RAYMOND JAMES & ASSOCIATES, INC.
880 CARILLON PARKWAY
ST PETERSBURG FL 33716                                1893.687          9.61

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                 1289.549          6.54

GARTMORE MID CAP MARKET INDEX FD INST CL

GVIT
INVESTOR DESTINATIONS CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219                                  34140286.28         53.66

GVIT
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS OH 432196004                             12608912.023         19.82

GVIT
INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS OH 432196004                             11206457.274         17.61

GVIT
INVESTOR DESTINATIONS MODERATELY
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS OH 432196004                              3564475.553          5.60

GARTMORE MONEY MARKET FD PRIME SHARES B

JANET W SHADLE
WELLS IRREVOCABLE GRANTOR TRUST
17 HICKORY DR
LOCK HAVEN PA 17745                                  148988.26         13.82

GARTMORE MONEY MARKET FD PRIME SHARES C

MARYANN MACKLIN
MACKLIN INC PENSION PLAN & TRUST
6089 SOUTH DEMENT RD
ROCHELLE IL 61068                                     82227.45         32.59

HOPE ETERNAL UNITED METHODIST CHURCH
PO BOX 38
NEWPORT PA 17074                                      30396.96         12.05

KATHRYN A TERRY
1575 BOWERS LN APT A16
ZANESVILLE OH 437017033                               22385.49          8.87

JUDITH S MCCOY
124 SANDRA LN
LADSON SC 29456                                       20877.99          8.27

FRANKLIN R O'FERRALL
5971 RT 14
EAST NEW MARKET MD 21631                              20740.92          8.22

GARTMORE MONEY MARKET FUND INST CLASS

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                 798505410.15         67.85

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                 363168075.35         30.86

GARTMORE MONEY MARKET FUND PRIME SHARES

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                103287170.457         36.32

GARTMORE MONEY MARKET FUND SERVICE CLASS

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   5864746.65         98.13

GARTMORE ENHANCED INC FD INST CL

INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS OH 432196004                             24252475.043         45.68

INVESTOR DESTINATIONS MODERATELY
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV L  FRYSINGER
COLUMBUS OH 432196004                             11187690.799         21.07

INVESTOR DESTINATION CONSERVATIVE
3435 STELZER RD
COLUMBUS OH 43219                                 11160621.038         21.02

INVESTOR DESTINATION MODERATLY
AGGRESSIVE
3435 STELZER RD
COLUMBUS OH 432196004                              6487813.959         12.22


GARTMORE ENHANCED INC FD INST SRV


NATIONWIDE PENSIONS MANAGED
PERSONAL PORTFOLIO SERIES 1
1200 RIVER RD
CONSHOHOCKEN PA 19428                               465199.732         99.73


GARTMORE ENHANCED INCOME FD CL A


MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                79250.849         43.64

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                    62468.748         34.40

ELEANOR G O'NEIL
CHARLES J O'NEIL
3 VALLEY VIEW DR
EAST GRANBY CT 060269585                              9169.055          5.05


GARTMORE ENHANCED INCOME FD CL R


GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN PA 194282436                              113.132        100.00

GARTMORE NATIONWIDE FUND CLASS A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  1587036.753         26.58

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                              1475660.393         24.71

GARTMORE NATIONWIDE FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                17024.787         35.52

MARGARET A STONE
PO BOX 144
LA PLATA MD 206460144                                 5619.779         11.72

GARTMORE NATIONWIDE FUND CLASS D

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                 18841304.441         31.28

GARTMORE NATIONWIDE FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN PA 194282436                               67.528        100.00

GARTMORE NATIONWIDE FUND INST CLASS

GARTMORE AM MODERATE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               106527.361         43.96

GARTMORE AM MODERATELY AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                91331.955         37.69

GARTMORE AM AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                44411.737         18.33

GARTMORE NATIONWIDE LDRS FD INST SRVC CL

NATIONWIDE LIFE INSURANCE
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS OH 432182029                               575253.388        100.00

GARTMORE NATIONWIDE LEADERS FD INST CL

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 194282436                               97.764        100.00

GARTMORE NATIONWIDE LEADERS FUND CLASS A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   138997.569         30.77

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                46187.134         10.22

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104                               35550.146          7.87

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS OH 432182029                                29918.188          6.62

GARTMORE NATIONWIDE LEADERS FUND CLASS B

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS OH 432182029                                29752.391         47.30

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                16468.998         26.18

GARTMORE NATIONWIDE LEADERS FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                93347.844         44.62

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  37593.331         17.97

NATIONWIDE INSURANCE COMPANY
PO BOX 182029
C/O PAM SMITH 01-32-05
COLUMBUS OH 432182029                                 29775.61         14.23

RBC DAIN RAUSCHER INC.
60 SOUTH SIXTH STREET
MINNEAPOLIS MN 55402                                 15229.931          7.28

GARTMORE NATIONWIDE LEADERS FUND CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN PA 194282436                              108.735        100.00

GARTMORE OPTIMAL ALLOC FD: AGGRESSIVE A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               146349.454         58.22

FREDDY D TELLERIA
MARIA E TELLERIA
5618 HERSHEY LN
ALEXANDRIA VA 22312                                  16140.044          6.42

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                  12687.66          5.05

GARTMORE OPTIMAL ALLOC FD: AGGRESSIVE B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                17611.397         61.96

PAMELA ASHE STABILE
5104 BALTAN RD
BETHESDA MD 20816                                     3598.316         12.66

GARTMORE OPTIMAL ALLOC FD: AGGRESSIVE C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               150063.725         72.01

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  19696.531          9.45

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                 12908.115          6.19

GARTMORE OPTIMAL ALLOC FD: AGGRESSIVE IS

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              109.266        100.00

GARTMORE OPTIMAL ALLOC FD: AGGRESSIVE R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              108.817         99.09

GARTMORE OPTIMAL ALLOC FD: MOD AGGRESS A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               190672.098         34.41

H&R BLOCK FINANCIAL ADVISORS, INC.
THE DIME BUILDING
DETROIT MI 48226                                    108911.137         19.66

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 66876.248         12.07

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  45189.929          8.16

GARTMORE OPTIMAL ALLOC FD: MOD AGGRESS B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                74380.272         48.35

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  21214.575         13.79

CECILIA E RUIZ-HUIDOBRO
13146 LAZY GLEN CT
OAK HILL VA 20171                                     9706.407          6.31

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                  8795.485          5.72

GARTMORE OPTIMAL ALLOC FD: MOD AGGRESS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               393217.925         68.75

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  43817.926          7.66

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                31481.673          5.50

GARTMORE OPTIMAL ALLOC FD: MOD AGGRESS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              108.158         99.95

GARTMORE OPTIMAL ALLOC FD: MODERATE CL A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               249307.114         37.11

UBS FINANCIAL SERVICES INC.
1200 HARBOR BLVD
WEEHAWKEN NJ 07087                                  136412.529         20.31

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 34591.951          5.15

GARTMORE OPTIMAL ALLOC FD: MODERATE CL B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                87237.601         47.67

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  36536.269         19.97

RAYMOND JAMES & ASSOCIATES, INC.
880 CARILLON PARKWAY
ST PETERSBURG FL 33716                               14137.103          7.73

GARTMORE OPTIMAL ALLOC FD: MODERATE CL C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               568780.483         69.51

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                 117152.632         14.32

MORGAN STANLEY DW INC.
2000 WESTCHESTER AVE LD
PURCHASE NY 10577                                    49975.373          6.11

GARTMORE OPTIMAL ALLOC FD: MODERATE CL R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              106.986         99.98

GARTMORE OPTIMAL ALLOC FD: MODERATE IS

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              107.626        100.00

GARTMORE OPTIMAL ALLOC FD: SPECIALTY A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               389682.394         59.49

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                105262.992         16.07

GARTMORE OPTIMAL ALLOC FD: SPECIALTY B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                86786.945         74.02

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  12983.475         11.07

GARTMORE OPTIMAL ALLOC FD: SPECIALTY C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               904921.919         77.37

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  64352.748          5.50

GARTMORE OPTIMAL ALLOC FD: SPECIALTY IS

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              108.099        100.00

GARTMORE OPTIMAL ALLOC FD: SPECIALTY R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              107.507         99.22

GARTMORE OPTIMAL ALLOC FD:MOD AGGRESS IS

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              108.729        100.00

GARTMORE S&P 500 INDEX FUND CLASS A

RELIANCE TRUST COMPANY
OSSEO AREA SCHOOLS 403B
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111                         1435478.063         52.63

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               186844.073          6.85

GARTMORE S&P 500 INDEX FUND CLASS B

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                124896.524         22.44

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                85510.309         15.37

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                  32972.23          5.92

GARTMORE S&P 500 INDEX FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                83572.071         79.93

JEAN E OED
GEORGE H OED
415 RUSSELL AVE APT 112
GAITHERSBURG MD 20877                                10126.064          9.69

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                   6905.749          6.61

GARTMORE S&P 500 INDEX FUND INST CLASS

INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS OH 432196004                             81789989.522         39.24

INVESTOR DESTINATION MODERATELY
AGGRESSIVE
3435 STELZER RD
COLUMBUS OH 432196004                              65262055.58         31.31

INVESTOR DESTINATION AGRESSIVE
3435 STELZER RD
C/O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 43219                                 40222090.535         19.30

INVESTOR DESTINATIONS MODERATELY
CONSERVATIVE
3435 STELZER RD
C/O BISYS FUND SERV L FRYSINGER
COLUMBUS OH 432196004                             15095864.297          7.24

GARTMORE S&P 500 INDEX FUND INST SRVC CL

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  6421350.705         96.18

GARTMORE S&P 500 INDEX FUND LOCAL

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 194282436                            11180.652        100.00

GARTMORE S&P 500 INDEX FUND SRVC CLASS

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                 34961905.863         64.30

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                 19411314.428         35.70

GARTMORE SHORT DURATION BOND FD INST CL

NASSAU ANESTHESIA ASSOCIATES PC PS PLAN
216 1ST STREET
MINEOLA NY 11501                                    234999.348         37.51

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                               159445.966         25.45

COUNSEL TRUST CO CUSTODIAN FOR
CHARITON VALLEY MEDICAL CENTER 401K
235 ST CHARLES WAY
YORK PA 17402                                        86075.569         13.74

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
NEW YORK NY 10041                                    48912.316          7.81

GARTMORE AM MODERATE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                37437.306          5.98

SEI PRIVATE TRUST COMPANY
C O FIRST TENNESSEE BANK
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456                                        32638.681          5.21

GARTMORE SHORT DURATION BOND FD IRA CL

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                               626721.951         17.35

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104                              521068.223         14.42

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                454283.611         12.57

LINSCO/PRIVATE LEDGER CORP.
ONE BEACON STREET
BOSTON MA 02108                                     413993.659         11.46

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                282360.627          7.81

GARTMORE SHORT DURATION BOND FUND CL A

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 75859.361         68.04

RONALD C ROBICHAUD
6 BALDWIN ST
FRANKLIN NH 03235                                    14880.523         13.35

GARTMORE SHORT DURATION BOND FUND CL C

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN PA 194282436                              103.202        100.00

GARTMORE SHORT DURATION BOND FUND SRV

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  5036319.643         66.49

COUNSEL TRUST CO FBO
FTJFC
235 ST CHARLES WAY  SUITE 100
YORK PA 17402                                       597634.124          7.89

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   389711.419          5.14

GARTMORE SMALL CAP FD INST CLASS

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 1109108.2         78.14

CAREY & CO
7 EASTON OVAL
COLUMBUS OH 43219                                   130445.223          9.19

FNB NOMINEE CO
614 PHILADELPHIA ST
C/O FIRST COMMONWEALTH
INDIANA PA 15701                                     83056.478          5.85

GARTMORE SMALL CAP FUND CLASS A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  1266617.766         35.90

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                               421079.688         11.93

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               415581.854         11.78

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   272794.392          7.73

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                199100.598          5.64

LINSCO/PRIVATE LEDGER CORP.
ONE BEACON STREET
BOSTON MA 02108                                      180259.25          5.11

GARTMORE SMALL CAP FUND CLASS B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                27172.019         12.92

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 19286.447          9.17

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                18557.107          8.83

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  15877.565          7.55

BEAR, STEARNS SECURITIES CORP.
ONE METROTECH CENTER NORTH
BROOKLYN NY 11201                                    10980.617          5.22

GARTMORE SMALL CAP FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               544543.536         55.08

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                               184238.258         18.64

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 74513.077          7.54

GARTMORE SMALL CAP FUND CLASS R

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                14157.967         99.36

GARTMORE SMALL CAP FUND INST SRVC CLASS

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                        1.313         99.92

GARTMORE SMALL CAP GROWTH FD CLASS A

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                  3923.877         24.42

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104                                2756.579         17.16

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 2665.282         16.59

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                  2028.169         12.62

ROBERT C KLOEPFER
SUSAN E KLOEPFER
14341 COUNTY RD
VANLUE OH 45890                                         1787.2         11.12

TCKR INC
PO BOX 637
VANSANT VA 24656                                       988.142          6.15

ROBERT FRANK TELFER
467 IRVING DR
BURBANK CA 915042408                                   885.252          5.51

GARTMORE SMALL CAP GROWTH FD CLASS B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 6678.879         92.47

GARTMORE SMALL CAP GROWTH FD CLASS C

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                  3246.753         72.41

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                  688.465         15.35

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                    448.564         10.00

GARTMORE SMALL CAP GROWTH FD CLASS R

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLZ
COLUMBUS OH 432152220                                      100        100.00

GARTMORE SMALL CAP GROWTH FD INST CLASS

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLZ
COLUMBUS OH 432152220                                   299500        100.00

GARTMORE SMALL CAP GROWTH FD INST SRV CL

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLZ
COLUMBUS OH 432152220                                      100        100.00

GARTMORE SMALL CAP INDEX FUND CLASS A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  3350532.677         60.83

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  1923678.192         34.93

GARTMORE SMALL CAP INDEX FUND CLASS B

LINSCO/PRIVATE LEDGER CORP.
ONE BEACON STREET
BOSTON MA 02108                                       6356.781         16.61

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                   5596.252         14.63

RAYMOND JAMES & ASSOCIATES, INC.
880 CARILLON PARKWAY
ST PETERSBURG FL 33716                                3265.467          8.53

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                  2484.842          6.49

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                    2471.1          6.46

E*TRADE CLEARING LLC
135 E. 57TH STREET
NEW YORK NY 10022                                     2248.735          5.88

GARTMORE SMALL CAP INDEX FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                15679.856         86.64

RAYMOND JAMES & ASSOCIATES, INC.
880 CARILLON PARKWAY
ST PETERSBURG FL 33716                                2228.059         12.31

GARTMORE SMALL CAP INDEX FUND INST CLASS

INVESTOR DESTINATIONS MODERATE FUND
3435 STELZER RD
COLUMBUS OH 432196004                             12087802.973         37.09

INVESTOR DESTINATION AGRESSIVE FU
3435 STELZER RD
COLUMBUS OH 43219                                 10134949.461         31.10

INVESTOR DESTINATION MODERATELY
AGGRESSIVE
3435 STELZER RD
COLUMBUS OH 432196004                              9698305.609         29.76

GARTMORE SMALL CAP LEADERS FD CL A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               326808.307         56.73

LINSCO/PRIVATE LEDGER CORP.
ONE BEACON STREET
BOSTON MA 02108                                     166766.523         28.95

GARTMORE SMALL CAP LEADERS FD CL B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                86631.846         93.99

GARTMORE SMALL CAP LEADERS FD CL C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               490983.652         85.70

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                 30849.418          5.38

GARTMORE SMALL CAP LEADERS FD CL R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER ROAD
ATTN MIKE POLICARPO
CONSHOHOCKEN PA 194282436                              101.815        100.00

GARTMORE SMALL CAP LEADERS FD INST SRV

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER ROAD
ATTN MIKE POLICARPO
CONSHOHOCKEN PA 194282436                              101.803        100.00

GARTMORE SMALL CAP LEADERS INST CL

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLZ
COLUMBUS OH 432152220                               407207.403        100.00

GARTMORE TAX-FREE INCOME FUND CLASS B

DOUGLAS J LLEWELLYN
43 PUTTING GREEN LN
PENFIELD NY 145262548                                17774.779         30.24

LEOLA KISTLER
1040 WOODSIDE DR
FINDLAY OH 45840                                      8683.422         14.77

SHIRLEY J AUCK
7307 STATE ROUTE 96
CRESTLINE OH 448279223                                7825.933         13.31

JOSEPH H BLASS
315 S HICKORY ST
MOUNT CARMEL PA 17851                                 4295.881          7.31

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                 3809.014          6.48

ROBERT W KEANE
111 FELDSPAR DR
SYRACUSE NY 13219                                     3509.567          5.97

GWEN E MILLER
679 LOWER GRIMES RD
PORT ALLEGANY PA 167434727                             3286.83          5.59

GARTMORE TAX-FREE INCOME FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                76209.145         67.05

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  19273.368         16.96

NANCY ANN MCALEXANDER
614 BARBARA DR
TIPP CITY OH 45371                                    8445.278          7.43

GARTMORE TAX-FREE INCOME FUND CLASS X

GARY R PLOSKINA
2634 5TH AVE
MC KEESPORT PA 151321137                             42875.584          9.94

ELSIE S ADKINS
4315 DICKINSON AVE EXT
GREENVILLE NC 278340878                              38522.313          8.93

JOHN B REESE
GRACEANN REESE
15554 COUNTY RD
NAPOLEON OH 435456701                                28834.159          6.68

AMELIA H CORNS
SHIRLEY A MOONIS
2647 PUCKETY DR
EXPORT PA 156321211                                  22193.597          5.14

GARTMORE TAX-FREE INCOME FUND CLASS Y

CONSTANCE P COURTLAND
JOHN W COURTLAND
1752 W WESLEY RD
ATLANTA GA 30327                                      4782.741         21.44

JOHN ALEXANDER PHILLIPS
LUCILLE PHILLIPS
12707 PLEASANT GRV
CYPRESS TX 77429                                      4606.833         20.66

POLLY A HOPKINS
306 ANITA DR
WESTMINSTER MD 21157                                  3279.888         14.71

YOLANDA S RHODES
PO BOX 1375
BELLE GLADE FL 334306375                              3173.277         14.23

E JANE MOFFITT
DONALD E MOFFITT
2200 ROAD 7
WEST LIBERTY OH 43357                                 2611.651         11.71

JAMES C FUQUA
FRANCES FUQUA
7608 SUE ELLAN DR
PORT RICHEY FL 34668                                  1392.008          6.24

GARTMORE U.S. GROWTH LEADERS FD CLASS A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                              2296032.845         20.99

LINSCO/PRIVATE LEDGER CORP.
ONE BEACON STREET
BOSTON MA 02108                                    1581558.681         14.46

FIDELITY INVESTMENTS INST OPS COMPANY
FIIOC AS AGENT FOR A.G. EQUIPMENT CO
100 MAGELLAN WAY
COVINGTON KY 41015                                 1128201.134         10.32

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                  1058108.488          9.68

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                              1021619.766          9.34

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                    727209.64          6.65

GARTMORE U.S. GROWTH LEADERS FD CLASS B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                               171415.304         32.89

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                                 74251.64         14.25

E*TRADE CLEARING LLC
135 E. 57TH STREET
NEW YORK NY 10022                                    29757.487          5.71

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                29492.672          5.66

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 27259.191          5.23

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  26858.634          5.15

GARTMORE U.S. GROWTH LEADERS FD CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                              1961935.473         54.30

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                 429480.758         11.89

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                               357560.806          9.90

GARTMORE U.S. GROWTH LEADERS FD CLASS R

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                88325.866         99.84

GARTMORE U.S. GROWTH LEADERS FD INST CL

GARTMORE AM MODERATELY AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               112682.447         47.09

GARTMORE AM MODERATE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                71723.206         29.98

GARTMORE AM AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                54860.656         22.93

GARTMORE U.S. GROWTH LEADERS FD INST SRV

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   952690.582         92.79

NATIONWIDE MUTUAL INSURANCE COMPANY
SEED ACCOUNT
1 NATIONWIDE PLAZA 1-33-13
COLUMBUS OH 432152220                                73998.955          7.21

GARTMORE US GRWTH LDRS LONG-SHORT CL A

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                              2130975.808         51.38

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104                              638522.744         15.39

GARTMORE US GRWTH LDRS LONG-SHORT CL B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                82368.903         93.59

GARTMORE US GRWTH LDRS LONG-SHORT CL C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                              3059824.469         95.43

GARTMORE US GRWTH LDRS LONG-SHORT CL R

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 194282436                              112.054        100.00

GARTMORE US GRWTH LDRS LONG-SHORT INST

GARTMORE AM SPECIALTY
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               269390.304         52.68

GARTMORE AM MODERATE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                               127884.326         25.01

GARTMORE AM MODERATELY AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                86245.808         16.87

GARTMORE AM AGGRESSIVE
ASSET ALLOCATION FUND
3435 STELZER RD
C/O MIKE LEONARD
COLUMBUS OH 432196004                                27824.263          5.44

GARTMORE VALUE OPPORTUNITIES FD CLASS A

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   236415.881         28.04

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                173957.023         20.64

GARTMORE VALUE OPPORTUNITIES FD CLASS B

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                 32600.973         17.50

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                  12142.921          6.52

GARTMORE VALUE OPPORTUNITIES FD CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                27181.204         53.66

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                  7758.854         15.32

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060                                   6665.135         13.16

GARTMORE VALUE OPPORTUNITIES FD CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 194282436                               89.841        100.00

GARTMORE VALUE OPPORTUNITIES FD INST CL

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 194282436                               85.262        100.00

GARTMORE WORLDWIDE LEADER FUNDS CLASS R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN MIKE POLICARPO
CONSHOHOCKEN PA 194282436                              153.219        100.00

GARTMORE WORLDWIDE LEADERS FUND CLASS A

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104                              851220.045         23.67

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                               331337.458          9.21

GARTMORE WORLDWIDE LEADERS FUND CLASS B

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                27522.939         53.48

A. G. EDWARDS & SONS, INC.
ONE NORTH JEFFERSON AVE.
SAINT LOUIS MO 63103                                  6908.931         13.43

RAYMOND JAMES & ASSOCIATES, INC.
880 CARILLON PARKWAY
ST PETERSBURG FL 33716                                6474.438         12.58

GARTMORE WORLDWIDE LEADERS FUND CLASS C

MERRILL LYNCH, PIERCE, FENNER & SMITH IN
OMNIBUS ACCOUNTS FOR NON OMNIBUS USE 640
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246                                57237.314         44.34

NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET
NEW YORK NY 102811003                                38872.329         30.12

PERSHING LLC
1 PERSHING PLAZA
JERSEY CITY NJ 07399                                  14415.99         11.17

GARTMORE WORLDWIDE LEADERS FUND INST CL

GARTMORE GLOBAL ASSET MANAGEMENT
SEED ACCOUNT
1200 RIVER RD
CONSHOHOCKEN PA 194282436                              138.898        100.00

GARTMORE WORLDWIDE LEADERS FUND INST SRV

NATIONWIDE INVESTMENT SERVICES CORP.
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43215                                   615630.334         99.74

NORTHPOINTE SMALL CAP GROWTH FD CL A

LARRY D WILLS
SUSAN M WILLS
1711 BALSLEY RD
STAUNTON  VA  244016637                                1335.02         92.46

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              108.937          7.54

NORTHPOINTE SMALL CAP GROWTH FD CL B

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              109.017        100.00

NORTHPOINTE SMALL CAP GROWTH FD CL C

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              109.017        100.00

NORTHPOINTE SMALL CAP GROWTH FD CL R

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              108.969        100.00

NORTHPOINTE SMALL CAP GROWTH FD INST CL

NATIONWIDE MUTUAL INSURANCE COMPANY
1 NATIONWIDE PLAZA
ATTN JOHN MANGAS
COLUMBUS OH 432152220                              3712679.926         96.10

NORTHPOINTE SMALL CAP GROWTH FD INST SRV

GARTMORE GLOBAL ASSET MANAGEMENT
1200 RIVER RD
ATTN DANIEL BRZEZINSKI
CONSHOHOCKEN PA 194282436                              108.906        100.00

NORTHPOINTE SMALL CAP VALUE FUND

HUDSON- WEBBER FOUNDATION
333 W FORT ST STE 1310
DETROIT MI 48226                                    754360.112         30.92

SEI PRIVATE TRUST COMPANY
C/O WACHOVIA
1 FREEDOM VALLEY DRIVE
OAKS PA 19456                                       479161.907         19.64

GARRETT EVANGELICAL THEOLOGICAL SEMINARY
2121 SHERIDAN RD
EVANSTON  IL  60201                                 406311.297         16.66

BROWNCO, LLC
ONE BEACON ST 18TH FLOOR
BOSTON MA 02108                                     299795.607         12.29

COMERICA BANK
JACKSON COUNTY COMMUNITY FOUNDATION
411 W LAFAYETTE MC 3446
DETROIT MI 482753446                                168988.352          6.93

SHELDON & CO
PO BOX 94984 4100 W 150TH ST
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 441014984                              135585.371          5.56
---------------------------

      To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds listed above, it is deemed to have "control" over matters which are subject a vote of the Fund's shares.

      Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company

(95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. For funds that have not yet commenced operations as of the date of this SAI, it is expected that upon commencement of the public offering, Gartmore or one of its affiliates will own all or substantially all of the new fund's shares, but that shortly thereafter, such ownership will decrease as sales are made to the public.

                              FINANCIAL STATEMENTS


      The Report of Independent Registered Public Accounting Firm and Financial Statements for the Trust for the fiscal year ended October 31, 2005 in the Trust's Annual Report are incorporated herein by reference. Copies of the Trust's Annual Reports and Semi-Annual Reports are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      2.    Nature of and provisions of the obligation.


      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.


                                INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated 'BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated 'B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated 'CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated 'CC' typically is currently highly vulnerable to nonpayment.

C - Debt rated 'C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -        Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


AAA Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.


AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC     Bonds are considered a high default risk. Default is a real
and C       possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.
            A 'CC' rating indicates that default of some kind appears probable.
            'C' rating signal imminent default.

DDD, DD     Bonds are in default. Such bonds are not meeting current obligations
and D       and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and 'D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

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C       This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3    Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited

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above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1   This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4   This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

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    F-2        Good credit quality. Issues assigned this rating have a
               satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

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APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

GARTMORE MUTUAL FUNDS CAPITAL TRUST, GARTMORE GLOBAL ASSET MANAGEMENT TRUST, GARTMORE SA CAPITAL TRUST, GARTMORE MORLEY CAPITAL MANAGEMENT, INC., NORTHPOINTE CAPITAL, LLC, CODA CAPITAL MANAGEMENT, LLC

GENERAL

      The Board of Trustees of the Funds has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund's investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

      Each of Gartmore Mutual Fund Capital Trust, Gartmore Global Asset Management Trust, Gartmore SA Capital Trust, Gartmore Morley Capital Management, Inc., NorthPointe Capital, LLC, and Coda Capital Management, LLC. (hereinafter referred to collectively as "Gartmore"), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Gartmore provides investment advisory services to various types of clients, including registered and unregistered investment companies, collective trusts, institutional separate accounts, insurance general accounts, charitable endowments, Taft-Hartley Act plans, ERISA plans, state-sponsored funds, managed separate accounts, and individuals (hereinafter referred to collectively as the "Clients").

      Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that Gartmore performs for Clients. Gartmore's goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of advisory clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, Gartmore has adopted proxy voting guidelines (the "Gartmore Proxy Voting Guidelines") to assist Gartmore in making proxy voting decisions and in developing procedures for effecting those decisions. The Gartmore Proxy Voting Guidelines are designed to ensure that where Gartmore has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

      The Gartmore Proxy Voting Policies address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

      The proxy voting records of the Funds will be available to shareholders on the Trust's website, gartmorefunds.com, and the SEC's website beginning September, 2004.

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HOW PROXIES ARE VOTED

      Gartmore has delegated to Institutional Shareholder Services ("ISS"), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by Gartmore. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Gartmore personnel has reviewed, and will continue to review annually, Gartmore's relationship with ISS and the quality and effectiveness of the various services provided by ISS.

      Specifically, ISS assists Gartmore in the proxy voting and corporate governance oversight process by developing and updating the "ISS Proxy Voting Guidelines," which are incorporated into the Gartmore Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Gartmore's decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Gartmore, generally will result in proxy voting decisions which serve the best economic interests of Clients. Gartmore has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Gartmore on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Gartmore; and (ii) Gartmore will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

      Gartmore and Gartmore's subsidiaries do not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Gartmore generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Clients do not reflect any conflict of interest. Nevertheless, the Gartmore Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

      The Gartmore Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of Gartmore (or between a Client and those of any of Gartmore's affiliates, including Gartmore Distribution Services, Inc., and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Gartmore. The chief counsel for Gartmore then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If Gartmore then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

      Gartmore, through ISS, shall attempt to process every vote for all domestic and foreign proxies that Gartmore receives; however, there may be cases in which Gartmore will not process a proxy because it is impractical or too expensive to do so. For example, Gartmore will not process a proxy in connection with a foreign security if the cost of voting A FOREIGN PROXY

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outweighs the benefit of voting the foreign proxy, when Gartmore has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Gartmore generally will not seek to recall the securities on loan for the purpose of voting the securities.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

      For any Fund, or portion of a Fund that is directly managed by a sub-adviser (other than Gartmore), the Trustees of the Fund and Gartmore have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Gartmore for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Gartmore that all proxies of the Fund(s) advised by these sub-adviser were voted in accordance with the sub-adviser's proxy voting policies as provided to Gartmore and (2) to confirm that there have been no material changes to the sub-adviser's proxy voting policies.

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2005 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS proxy voting policy guidelines for 2005.

1.    AUDITORS

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o     Tenure of the audit firm

o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

o     Length of the rotation period advocated in the proposal

o     Significant audit-related issues

o     Number of audit committee meetings held each year

o     Number of financial experts serving on the committee

2.    BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent

o Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

o Directors who adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

o Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

o Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

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MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.    SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING


Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.


4.    PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

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REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.    MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.    CAPITAL STRUCTURE

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

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9.    EXECUTIVE AND DIRECTOR COMPENSATION


ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

o The plan expressly permits repricing of underwater options without shareholder approval; or

o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

o The company's most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO's compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

DIRECTOR COMPENSATION

Before recommending a vote FOR a director equity plan, ISS will review the company's proxy statement for the following qualitative features:

o Stock ownership guidelines (a minimum of three times the annual cash retainer)

o Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

o     Balanced mix between cash and equity

o     Non-employee directors should not receive retirement benefits/perquisites

o     Detailed disclosure of cash and equity compensation for each director

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o     Historic trading patterns

o     Rationale for the repricing

o     Value-for-value exchange

o     Option vesting

o     Term of the option

o     Exercise price

o     Participation


o     Treatment of surrendered options


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QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:

o     Purchase price is at least 85 percent of fair market value

o     Offering period is 27 months or less, and

o     Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR nonqualified plans with all the following features:

o     Broad-based participation

o Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

o No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

SHAREHOLDER PROPOSALS ON COMPENSATION

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

      o Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

      o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10. SOCIAL AND ENVIRONMENTAL ISSUES

THESE ISSUES COVER A WIDE RANGE OF TOPICS, INCLUDING CONSUMER AND PUBLIC SAFETY, ENVIRONMENT AND ENERGY, GENERAL CORPORATE ISSUES, LABOR STANDARDS AND HUMAN RIGHTS, MILITARY BUSINESS, AND WORKPLACE DIVERSITY.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.


Vote:

o     FOR proposals for the company to amend its Equal Employment Opportunity
      (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.


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o     AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

o CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations


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Merrill Lynch (Fund Asset Management, L.P.)

PROXY VOTING POLICIES AND PROCEDURES

      The Fund's Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

      In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Proxy Committee"). The Proxy Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee will also include two non-voting representatives from the Investment Adviser's legal department appointed by the Investment Adviser's General Counsel. The Proxy Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested, knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Proxy Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

      The Proxy Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Proxy Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect

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to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio manager). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Proxy Committee, in conjunction with the Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

      To assist the Investment Adviser in voting proxies, the Proxy Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

      The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Proxy Committee determines that the costs associated with voting generally outweigh the benefits. The Proxy Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

      From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser, including investment companies for which the Investment Adviser provides investment advisory, administrative and/or other services (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Proxy Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Proxy Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Proxy Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Proxy Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

      In the event that the Proxy Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Proxy Committee may pass the voting power to a subcommittee appointed by the CIO (with advice from the Secretary of the Proxy Committee), consisting solely of Proxy Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do

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

not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio manager, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Proxy Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

      In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Proxy Committee determines that it is in the Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Proxy Committee member and may be amended or deleted upon the vote of a majority of Proxy Committee members present at a Proxy Committee meeting at which there is a quorum.

      The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

      o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Proxy Committee believes that a company's Board of Directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Proxy Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Proxy Committee may look at a nominee's number of other directorships, history of representing stockholder interests as a director of other companies or other factors, to the extent the Proxy Committee deems relevant.

      o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Proxy Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Proxy Committee will generally defer to a corporation's choice of auditor, in individual cases, the Proxy Committee may look at an auditor's history of representing stockholder interests as auditor of other companies, to the extent the Proxy Committee deems relevant.

      o Proposals related to management compensation and employee benefits. As a general matter, the Proxy Committee favors disclosure of an issuer's compensation and

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

            benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than stockholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

      o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Proxy Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

      o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Proxy Committee opposes poison pill provisions.

      o Routine proposals related to requests regarding the formalities of corporate meetings.

      o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Proxy Committee believes that a fund's Board of Directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Proxy Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the 1940 Act envisions will be approved directly by stockholders.

o Proposals related to limiting corporate conduct in some manner that relates to the stockholder's environmental or social concerns. The Proxy Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Proxy Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Proxy Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

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

GARTMORE GLOBAL PARTNERS

The corporate governance policy of Gartmore Global Partners (Gartmore) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when Gartmore casts its clients' votes at company meetings. This document only summarizes Gartmore's position and for a fuller understanding reference must be made to Gartmore's full corporate governance statement.

CORPORATE GOVERNANCE

Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.

GARTMORE'S POSITION

Voting rights are part of the value of an investment and to be used constructively in our clients' best interest. We aim to vote at General Meetings of companies in which we invest but recognize the practical difficulties which may prevent this in some markets. We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.

VOTING GUIDELINES

o Shareholder rights - should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

o     Capital issue and repurchase should be on equal terms to all holders.

o Decisions on take-over bids are based on the long-term interests of our clients. Anti-takeover devices should not be used to shield management from accountability.

o Board Structure - there should be sufficient independent non-executives to balance executive management.

o Chairman and Chief Executive - these significantly different roles should be separated to prevent undue concentration of power within the company.

o Board Committees - strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

o Service contracts - should not be of excessive length or used to shield executives who do not perform.

o Re-election - all directors should be required to stand for re-election at regular intervals, at least every 3 years.

o Incentive schemes - share based remuneration schemes should be subject to shareholder approval. We favor schemes which include challenging performance criteria.

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

GARTMORE'S PROCEDURES

We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues. Where required Gartmore will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

Conflicts of Interest

Gartmore recognizes that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies. Some of these potential conflicts of interest include, but are not limited to:

      o where Gartmore (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate's) relationship with the company

      o where Gartmore (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where Gartmore (or an affiliate) may manage assets for the proponent

      o where Gartmore (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where Gartmore (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders. Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long-term interests of clients as a whole. These arrangements may include:

                  o referring decisions to a senior manager unconnected with the day to day management of the fund concerned

                  o     using the advice of an outside body

                  o     approaching clients directly.

In order to avoid even the appearance of impropriety, in the event that Gartmore (or an affiliate) manages assets for a company, its pension plan, or related entity, Gartmore will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

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


APPENDIX C - PORTFOLIO MANAGERS

                       INFORMATION AS OF DECEMBER 31, 2005

INVESTMENTS IN EACH FUND
------------------------


                                                                 DOLLAR RANGE OF INVESTMENTS
NAME OF PORTFOLIO MANAGER   FUND NAME                            IN EACH FUND
-------------------------   ---------                            ------------
GARTMORE MUTUAL FUNDS CAPITAL TRUST, GARTMORE GLOBAL PARTNERS, NATIONWIDE MUTUAL INSURANCE COMPANY,
NORTHPOINTE CAPITAL LLC, GARTMORE MORLEY CAPITAL MANAGEMENT, INC. AND GARTMORE GLOBAL ASSET
MANAGEMENT TRUST

Christopher Baggini         Gartmore Growth                      $10,001-50,000
                            Gartmore U.S. Growth Leaders         $100,001-1,000,000
                            Gartmore U.S. Growth Leaders
                            Long-Short                           None
Karen Bater                 Gartmore High Yield Bond             None
Alpha Benson                Gartmore Tax-Free Income             None
Mabel Brown                 Gartmore Bond                        None
Douglas Burtnick            Gartmore Growth                      None
                            Gartmore U.S. Growth Leaders         $10,001-50,000
                            Gartmore U.S. Growth Leaders
                            Long-Short                           None
                            Gartmore Global Financial Services   None

Peter James Cahill          Gartmore Large Cap Value             $100,001-1,000,000
Mary Champagne              Gartmore Value Opportunities         None
                            Gartmore NorthPointe Small Cap
                            Value                                None
                            Gartmore Large Cap Value             None
Young Chin                  Gartmore Optimal Allocations
                              Fund: Moderate                     None
                            Gartmore Optimal Allocations
                              Fund: Moderately Aggressive        None
                            Gartmore Optimal Allocations
                              Fund: Aggressive                   None
                            Gartmore Optimal Allocations
                              Fund: Specialty                    None
                            Gartmore Investor Destinations
                              Aggressive Fund                    None
                            Gartmore Investor Destinations
                              Moderately Aggressive Fund         None
                            Gartmore Investor Destinations
                              Moderate Fund                      None
                            Gartmore Investor Destinations
                              Moderately Conservative Fund       None

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

                            Gartmore Investor Destinations       None
                              Conservative Fund
Paul Cluskey                Gartmore Global Health Sciences      $10,001-50,000
Peter Dalgliesh             Gartmore Emerging Markets            None
Gary Davis                  Gartmore Bond                        $1-10,000
Philip Ehrmann              Gartmore China Opportunities         None
                            Gartmore Emerging Markets            None
William Gerlach             Gartmore Global Natural Resources    None
                            Gartmore Small Cap Leaders           None
                            Gartmore Small Cap                   None
Robert Glise                Gartmore Mid Cap Growth              $100,001-1,000,000
Gary Haubold                Gartmore Nationwide                  None
                            Gartmore Nationwide Leaders          None
                            Gartmore Small Cap                   None
                            Gartmore Small Cap Leaders           None
Gary Hunt                   Gartmore Government Bond             None
Shane Johnston              Gartmore Short Duration Bond         None
                            Gartmore Enhanced Income             None
Karl Knas                   NorthPointe Small Cap Growth         None
Jason Kotik                 Gartmore Global Natural Resources    None
William Miller              Gartmore Nationwide                  $10,001-50,000
Patricia Mynster            Gartmore Money Market                None
Joseph O'Connor             Gartmore Mid Cap Growth Leaders      None
Jeremiah O'Grady            Gartmore Convertible                 None
Brian O'Neill               Gartmore International Growth        None
Jeffrey Petherick           Gartmore Value Opportunities         $50,001-100,000
                            NorthPointe Small Cap Value          None
                            Gartmore Large Cap Value             None
Perpetua Phillips           Gartmore Short Duration Bond         None
                            Gartmore Enhanced Income             None
Chuck Purcell               Gartmore Small Cap                   None
Stuart Quint                Gartmore Global Financial Services   None
Neil Rogan                  Gartmore Worldwide Leaders           None
Ben Walker                  Gartmore Global Utilities            None
                            Gartmore International Growth        None
Carl Wilk                   Gartmore Small Cap Leaders           None
                            Gartmore Micro Cap Equity            $100,001-1,000,000
                            Gartmore NorthPointe Small Cap
                            Growth                               None
Charles Wright              Gartmore Convertible                 None
Chip Zhu                    Gartmore Global Technology and
                            Communications                       None

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

FUND ASSET MANAGEMENT,
L.P.
Vincent Costa               Gartmore S&P 500 Index               None
                            Gartmore International Index         None
                            Gartmore Mid Cap Market Index        None
                            Gartmore Small Cap Index             None
Roy Hansen                  Gartmore Bond Index                  None
Jeffrey Hewson              Gartmore Bond Index                  None
Debra Jelilian              Gartmore S&P 500 Index               None
                            Gartmore International Index         None
                            Gartmore Mid Cap Market Index        None
                            Gartmore Small Cap Index             None
Jeffrey Russo               Gartmore S&P 500 Index               None
                            Gartmore International Index         None
                            Gartmore Mid Cap Market Index        None
                            Gartmore Small Cap Index             None
Michael Wildstein           Gartmore Bond Index                  None


<

DESCRIPTION OF COMPENSATION STRUCTURE

GARTMORE MUTUAL FUNDS CAPITAL TRUST, GARTMORE GLOBAL PARTNERS, NATIONWIDE MUTUAL INSURANCE COMPANY, NORTHPOINTE CAPITAL LLC, GARTMORE MORLEY CAPITAL MANAGEMENT, INC. AND GARTMORE GLOBAL ASSET MANAGEMENT TRUST (COLLECTIVELY, "GARTMORE"):

Gartmore uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of mutual funds, other managed pooled vehicles and managed separate accounts over which they have responsibility, versus appropriate peer groups and benchmarks. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that Gartmore believes is industry competitive in light of the portfolio manager's experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include fund/account performance and the financial performance of Gartmore or its parent company. The performance of the investment companies and other accounts each portfolio manager manages has a paramount impact on such person's compensation. For equity funds, pre-tax performance is measured, on a one-year basis, for each of the previous three calendar years, as compared to each such fund's or account's stated benchmark index. Pre-tax investment performance of most fixed income portfolio managers is measured against a fund's stated benchmark over various time periods (e.g., on a one or three year basis, etc.). Additionally, mutual fund performance is measured against industry peer group rankings, which may provide performance rankings for both shorter periods as well as blended rankings for longer term performance. Gartmore uses this dual approach in order to create incentives for portfolio managers to sustain favorable results from one year to the next, and to reward managers for performance that has improved considerably during the recent period. Less

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

significant in annual compensation determinations are subjective factors as identified by Gartmore's Chief Investment Officer or such other managers as may be appropriate.

The bonus determination components apply on an aggregate basis with respect to all accounts managed by a particular portfolio manager, including unregistered pooled investment vehicles and separate investment advisory accounts. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

Portfolio managers also may be awarded unregistered restricted equity interests in a related Gartmore entity that typically vest over time and are designed to create incentives to retain key talent and, with the exception of personnel of Gartmore Global Partners (which is based in the United Kingdom), they are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, Gartmore's ultimate parent company. Such plan affords participating United States-based employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all Gartmore employees.

FUND ASSET MANAGEMENT, L.P. (DBA MERCURY ADVISERS)

The Portfolio Manager Compensation Program of Merrill Lynch Investment Managers and its affiliates ("MLIM") is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      BASE  SALARY

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.



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
PERFORMANCE-BASED COMPENSATION

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM portfolio manager incentive compensation is derived based on portfolio manager's performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager's compensation can be based on MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of CLIENT FOCUS, RESPECT FOR THE INDIVIDUAL, TEAMWORK, RESPONSIBLE CITIZENSHIP and INTEGRITY. All factors are considered collectively by MLIM management.

      CASH BONUS

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      STOCK BONUS

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio Managers therefore have a direct incentive to protect Merrill Lynch's reputation for integrity.

OTHER BENEFITS

Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

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

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is provided separately.


                             NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO
NAME OF PORTFOLIO MANAGER    MANAGER AND TOTAL ASSETS BY CATEGORY
-------------------------    ---------------------------------------------------

GARTMORE MUTUAL FUNDS CAPITAL TRUST, GARTMORE GLOBAL PARTNERS, NATIONWIDE MUTUAL INSURANCE COMPANY, NORTHPOINTE CAPITAL LLC, GARTMORE MORLEY CAPITAL MANAGEMENT, INC. AND GARTMORE GLOBAL ASSET MANAGEMENT TRUST

-------------------------    ---------------------------------------------------
Christopher Baggini          Mutual Funds: 5 accounts, $761,232,815 total
                             assets (2 accounts, $220,383,247 total assets for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 5 accounts, $265,871,970  total assets
                             (3 accounts, 89,449,990 total assets for which the advisory fee is based on performance)
                             Other Accounts: 0 accounts, $0 total assets

Karen Bater                  Mutual Funds: 1 account, $23,780,606 total assets
                             Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 7 accounts, $684,381,044 total assets

Alpha Benson                 Mutual Funds: 1 account, $175,364,680 total assets
                             Other Pooled Investment
                             Vehicles: 1 account, $6,111,756,911 total assets
                             Other Accounts: 0 accounts, $0 total assets

Mabel Brown                  Mutual Funds: 1 account, $117,818,965 total assets
                             Other Pooled Investment
                             Vehicles: 5 accounts, $530,000,000 total assets
                             Other Accounts: 0 accounts, $0 total assets

Douglas Burtnick             Mutual Funds: 7 accounts, $807,945,817 total
                             assets (3 accounts, $238,629,432 for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 5 accounts, $265,871,970 total assets
                             (3 accounts, $89,449,990 total assets for which the advisory fee is based on performance)
                             Other Accounts: 0 accounts, $0 total assets

Peter James Cahill           Mutual Funds: 1 account, $35,805,763 total assets
                             Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 2 accounts, $7,673,182 total assets

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

Mary Champagne               Mutual Funds: 2 accounts, $40,318,802 total assets
                             Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 16 accounts, $999,815,886 total assets

Young Chin                   Mutual Funds: 14 accounts, $7,631,729,186 total
                             assets
                             Other Pooled Investment Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 0 accounts, $0 total assets

Paul Cluskey                 Mutual Funds: 2 accounts, $93,340,502 total assets
                             (1 account, $27,704,476 total assets for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 0 accounts, $0 total assets

Peter Dalgliesh              Mutual Funds: 3 accounts, $564,907,573 total
                             assets (1 accounts, $49,398,392 total assets for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 4 accounts, $951,848,714 total assets
                             Other Accounts: 0 accounts, $0 total assets

Gary Davis                   Mutual Funds: 1 account, $117,600,000 total assets
                             Other Pooled Investment
                             Vehicles: 5 accounts, $1,450,000,000 total assets
                             Other Accounts: 0 accounts, $0 total assets

Philip Ehrmann               Mutual Funds: 4 accounts, $575,745,582 total
                             assets (2 accounts, $60,236,401 total assets for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 8 accounts, $1,468,932,986 total assets
                             Other Accounts: 1 account, $5,840,638 total assets

William Gerlach              Mutual Funds: 3 accounts, $118,609,802 total
                             assets (1 account, $34,697,047 total assets for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 4 accounts, $214,035,488 total assets

Robert Glise                 Mutual Funds: 2 accounts, $265,053,264 total assets
                             Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 12 accounts, $279,615,872 total assets

Gary Haubold                 Mutual Funds: 8 accounts, $3,472,473,120 total
                             assets (2 accounts, $40,019,953 total assets for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 3 accounts, $73,505,733 total assets
                             Other Accounts: 12 accounts, $2,583,183,633 total assets

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

Gary Hunt                    Mutual Funds: 3 accounts, $1,521,370,000 total
                             assets Other Pooled Investment
                             Vehicles: 0 account, $0 total assets
                             Other Accounts: 0 accounts, $0 total assets

Shane Johnston               Mutual Funds: 2 accounts, $602,773,743 total assets
                             Other Pooled Investment
                             Vehicles: 2 accounts, $598,117,149 total assets
                             Other Accounts: 5 accounts, $754,878,143 total assets

Karl Knas                    Mutual Funds: 2 accounts, $60,866,487 total assets
                             Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 22 accounts, $281,696,699 total assets

H. Giles Knight              Mutual Funds: 1 account, $3,312,452 total assets
                             Other Pooled Investment
                             Vehicles: 8 accounts, $882,109,324 total assets
                             Other Accounts: 0 accounts, $0 total assets

Jason Kotik                  Mutual Funds: 1 accounts, $34,697,047 total
                             assets (1 account, $34,697,047 total assets for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 0 accounts, $0 total assets

William Miller               Mutual Funds: 2 accounts, $2,995,622,394 total
                             assets Other Pooled Investment
                             Vehicles:  0 accounts, $0 total assets
                             Other Accounts: 11 accounts, $2,581,752,411 total assets

Joseph O'Connor              Mutual Funds: 1 account, $40,490,934 total assets
                             Other Pooled Investment
                             Vehicles:  0 accounts, $0 total assets
                             Other Accounts: 32 accounts, $20,094,605 total assets

Jeremiah O'Grady             Mutual Funds: 1 account, $47,193,445 total assets
                             Other Pooled Investment Vehicles: 1 account,
                             $17,070,943 total assets (1 account, $17,070,943
                             total assets for which the advisory fee is based on performance)
                             Other Accounts: 9 accounts, $142,043,127 total assets

Brian O'Neill                Mutual Funds: 4 accounts, $149,698,611 total
                             assets (2 accounts, $60,631,542 total assets for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 2 accounts, $335,487,996 total assets
                             Other Accounts: 3 accounts, $177,298,852 total assets

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

Jeffrey Petherick            Mutual Funds: 2 accounts, $40,318,802 total assets
                             Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 16 accounts, $999,815,886 total assets

Perpetua Phillips            Mutual Funds: 2 accounts, $602,773,742 total assets
                             Other Pooled Investment
                             Vehicles: 2 accounts, $4,325,907,674 total assets
                             Other Accounts: 4 accounts, $1,516,672,944 total assets

Chuck Purcell                Mutual Funds: 2 accounts, $83,912,755 total assets
                             Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 4 accounts, $214,035,488 total assets

Stuart Quint                 Mutual Funds: 2 accounts, $46,713,001 total
                             assets (1 account, $18,246,185 total assets for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 0 accounts, $0 total assets

Neil Rogan                   Mutual Funds: 4 accounts, $149,698,611 total
                             assets (2 accounts, $60,631,542 total assets for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 2 accounts, $328,104,328 total assets
                             (2 accounts, $328,104,328 total assets for which the advisory fee is based on performance)
                             Other Accounts: 2 accounts, $178,698,949 total assets (2 accounts, $178,698,949 total assets for which the advisory fee is based on performance)

Jayne Stevlingson            Mutual Funds: 1 account, $3,312,452 total assets
                             Other Pooled Investment
                             Vehicles: 2 accounts, $165,116,454 total assets
                             Other accounts: 0 accounts, $0 total assets

Ben Walker                   Mutual Funds: 6 accounts, $198,067,506 total
                             assets (3 accounts, $69,609,455 total assets for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 1 account, $0 total assets
                             Other Accounts: 3 accounts, $178,698,949 total assets (2 accounts, $178,698,949 total assets for which the advisory fee is based on performance)

Carl Wilk                    Mutual Funds: 3 accounts, $179,667,385 total assets
                             Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 13 accounts, $313,018,000 total assets

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

Charles Wright               Mutual Funds: 1 account, $47,193,445 total assets
                             Other Pooled Investment Vehicles: 1 account,
                             $17,070,943 total assets (1 account, $17,070,943
                             total assets for which the advisory fee is based on performance)
                             Other Accounts: 9 accounts, $142,043,127 total assets

Chip Zhu Mutual Funds: 2 accounts, $50,059,446 total assets (1 account, $11,420,240 total assets for which the advisory fee is based on performance) Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 0 accounts, $0 total assets

FUND ASSET MANAGEMENT L.P. (DBA AS MERCURY ADVISERS)

Vincent Costa                Mutual Funds: 16 accounts, $6,769,258,113 total
                             assets (4 accounts, $186,422,729 total assets for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 27 accounts, $11,986,017,692 total assets (3 accounts, $1,006,682,718 total assets for which the advisory fee is based on performance)
                             Other Accounts: 33 accounts, $38,630,099,766 total assets (2 accounts, $1,543,833,412 for which the advisory fee is based on performance)

Roy Hansen                   Mutual Funds: 2 accounts, $2,982,230,683 total
                             assets
                             Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 0 accounts, $0 total assets

Jeffrey Hewson               Mutual Funds: 2 accounts, $2,982,230,683 total
                             assets
                             Other Pooled Investment
                             Vehicles: 0 accounts, $0 total assets
                             Other Accounts: 2 accounts, $ 1,255,618,160 total assets (1 account, $938,801,741 total assets for which the advisory fee is based on performance)

Debra Jelilian               Mutual Funds: 16 accounts, $6,769,258,113 total
                             assets (4 accounts, $186,422,729 total assets for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 27 accounts, $11,986,017,692 total assets (3 accounts, $1,006,682,718 total assets for which the advisory fee is based on performance)
                             Other Accounts: 33 accounts, $38,630,099,766 total assets (2 accounts, $1,543,833,412 for which the advisory fee is based on performance)

Jeffrey Russo                Mutual Funds: 16 accounts, $6,769,258,113 total
                             assets (4 accounts, $186,422,729 total assets for which the advisory fee is based on performance)
                             Other Pooled Investment
                             Vehicles: 27 accounts, $11,986,017,692 total assets (3 accounts, $1,006,682,718 total assets for which the advisory fee is based on performance)
                             Other Accounts: 33 accounts, $38,630,099,766 total assets (2 accounts, $1,543,833,412 for which the advisory fee is based on performance)

Michael Wildstein            Mutual Funds: 2 account, $2,982,230,683 total
                             assets Other Pooled Investment
                             Vehicles: 10 accounts, $2,268,880,239 total assets
                             Other Accounts: 0 accounts, $0 total assets

POTENTIAL CONFLICTS OF INTEREST

GARTMORE MUTUAL FUNDS CAPITAL TRUST, GARTMORE GLOBAL PARTNERS, NATIONWIDE MUTUAL INSURANCE COMPANY, NORTHPOINTE CAPITAL LLC, GARTMORE MORLEY CAPITAL MANAGEMENT, INC. AND GARTMORE GLOBAL ASSET MANAGEMENT TRUST (COLLECTIVELY, "GARTMORE"):

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate Gartmore or its affiliate based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

FUND ASSET MANAGEMENT, L.P.  (DBA MERCURY ADVISERS)

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by a Portfolio's portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise,

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

because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Amended and Restated Agreement and Declaration of Trust, amended and restated as of October 28, 2004, of the Trust previously filed with the Trust's registration statement on December 30, 2004 is hereby incorporated by reference.

      (1) Amending Resolutions dated September 30, 2004 to the Agreement and Declaration of Trust previously filed with the Trust's registration on February 28, 2005 are hereby incorporated by reference.

      (2) Amending Resolutions dated December 2, 2004 to the Agreement and Declaration of Trust previously filed with the Trust's registration on February 28, 2005 are hereby incorporated by reference.

      (3) Amending Resolutions dated January 12, 2006 to the Agreement and Declaration of Trust are filed herewith as Exhibit 23(a)(3).

(b) Amended and Restated Bylaws amended and restated as of October 28, 2004, of the Trust previously filed with the Trust's registration statement on December 30, 2004 is hereby incorporated by reference.

(c) Certificates for shares are not issued. Articles III, V, and VI of the Amended and Restated Agreement and Declaration of Trust, incorporated by reference to Exhibit (a) hereto, define rights of holders of shares.

(d)   Investment Advisory Agreements

      (1) Investment Advisory Agreement pertaining to series of the Trust currently managed by Gartmore Mutual Fund Capital Trust ("GMFCT") (formerly Villanova Mutual Fund Capital Trust) dated February 28, 2005 is filed herewith as Exhibit 23(d)(1).

            (a) Exhibit A to Investment Advisory Agreement amended effective February 28, 2006 is filed herewith as Exhibit 23(d)(1)(a).

            (b) Exhibit B to Investment Advisory Agreement effective July 1, 2005 is filed herewith as Exhibit 23(d)(1)(b).

      (2) Investment Advisory Agreement pertaining to the series of the Trust managed by Gartmore Morley Capital Management, Inc. ("GMCM") dated February 28, 2005 is filed herewith as Exhibit 23(d)(2).

            (a) Exhibit A to Investment Advisory Agreement amended effective February 28, 2006 is filed herewith as Exhibit 23(d)(2)(a).

      (3) Investment Advisory Agreement between the Trust and Gartmore Global Asset Management Trust ("GGAMT") dated February 28, 2005 is filed herewith as Exhibit 23(d)(3).

            (a) Exhibit A to Investment Advisory Agreement amended effective February 28, 2006 is filed herewith as Exhibit 23(d)(3)(a).

            (b) Exhibit B to Investment Advisory Agreement effective July 1, 2005 is filed herewith as Exhibit 23(d)(3)(b).

      (4)   Subadvisory Agreements.

            (a) Subadvisory Agreement pertaining to certain series of the Trust between GMFCT and Fund Asset Management, L.P. for S & P 500 Index, Gartmore Small Cap Index, Gartmore Mid Cap Market Index, Gartmore International Index and Gartmore Bond Index Funds dated February 28, 2005 is filed herewith as Exhibit 23(d)(4)(a).

            (b) Subadvisory Agreement pertaining to certain series of the Trust between GMFCT and NorthPointe Capital, LLC for the Gartmore Large Cap Value (formerly, the Prestige Large Cap Value Fund), Gartmore Value Opportunities, NorthPointe Small Cap Value and NorthPointe Small Cap Growth Funds dated February 28, 2005 is filed herewith as Exhibit 23(d)(4)(b).

            (c) Subadvisory Agreement pertaining to certain series of the Trust between Gartmore Global Partners for the Gartmore Emerging Markets, Gartmore International Growth, Gartmore Worldwide Leaders (formerly, the Gartmore Global Leaders
                  Fund), Gartmore European Leaders (formerly, the Gartmore European Growth Fund), Gartmore OTC, Gartmore Asia Pacific Leaders, Gartmore Global Financial Services and Gartmore Global Utilities Funds dated February 28, 2005 is filed herewith as Exhibit 23(d)(4)(c).

                  (i) Exhibit A to Subadvisory Agreement amended effective February 28, 2006 is filed herewith as Exhibit 23(d)(4)(c)(i).

                  (ii) Exhibit B to Subadvisory Agreement effective July 1, 2005 is filed herewith as Exhibit 23(d)(4)(c)(ii).

            (d) Subadvisory Agreement pertaining to certain series of the Trust between GGAMT and Gartmore Global Partners for the Gartmore Global Natural Resources and Gartmore China Opportunities Funds dated February 28, 2005 is filed herewith as Exhibit 23(d)(4)(d).

                  (i) Exhibit B to Subadvisory Agreement effective July 1, 2005 is filed herewith as Exhibit 23(d)(4)(d)(i).

(e)   (1)   Underwriting Agreement dated February 28, 2005 is filed herewith as
            Exhibit 23(e)(1).

            (a) Schedule A to Underwriting Agreement amended effective February 28, 2006 is filed herewith as Exhibit 23(e)(1)(a).

      (2) Model Dealer Agreement previously filed with the Trust's Registration Statement on December 28, 2004 is hereby incorporated by reference.

            (a) Form of Amendment to Dealer Agreement dated as of February 28, 2005, previously filed with the Trust's Registration Statement on February 28, 2005 is hereby incorporated by reference.

(f)   Not applicable.

(g)   Custodian Agreement

      (1) Custody Agreement dated April 4, 2003, Fund list amended as of December 29, 2004, between the Trust and JPMorgan Chase Bank, previously filed with the Trust's Registration Statement on February 28, 2005 is hereby incorporated by reference.

            (a) Waiver to Global Custody Agreement dated as of February 28, 2005, between the Trust and JP Morgan Chase Bank is filed herewith as Exhibit 23(g)(1)(a).

            (b) Cash Trade Execution Rider dated April 4, 2003 is filed herewith as Exhibit 23(g)(1)(b).

(h)   (1)   Fund Administration and Transfer Agency Agreement between the Trust,
            Gartmore SA Capital Trust and Gartmore Investor Services, Inc., as amended and restated January 1, 2005, previously filed with the Trust's Registration Statement on December 28, 2004, is hereby incorporated by reference.

            (a) Amendment to Amended and Restated Fund Administration and Transfer Agency Agreement between the Trust, Gartmore SA Capital Trust and Gartmore Investor Services, Inc., effective as of February 28, 2005 is filed herewith as Exhibit 23(h)(1)(a).

            (b) Exhibit C to Fund Administration and Transfer Agency Agreement amended effective February 28, 2006 is filed herewith as
                  Exhibit 23(h)(1)(b).

      (2)   (a)   Amended Administrative Services Plan effective December 29,
                  2004 previously filed with the Trust's Registration Statement on December 28, 2004 is hereby incorporated by reference.

            (c) Servicing Agreement to Administrative Services Plan ("Servicing Agreement") dated May 9, 1998 previously filed with the Trust's Registration Statement on January 5, 1999, is hereby incorporated by reference.

            (d) Form of Amendment to Servicing Agreement dated February 28, 2005 previously filed with the Trust's Registration Statement on February 28, 2005 is hereby incorporated by reference.

      (3) Expense Limitation Agreement between the Trust and Gartmore Mutual Fund Capital Trust ("GMFCT") relating to the Gartmore Mid Cap Growth, Gartmore Mid Cap Growth Leaders, Gartmore Convertible, Gartmore Money Market, Gartmore Small Cap Leaders, Gartmore China Opportunities, Gartmore Global Natural Resources and each of the Gartmore Optimal Allocations Funds effective February 28, 2005 is filed herewith as Exhibit 23(h)(3).

            (a) Exhibit A to Expense Limitation Agreement amended effective February 28, 2006 is filed herewith as Exhibit 23(h)(3)(a).

      (4) Expense Limitation Agreement between the Trust and Gartmore Morley Capital Management, Inc. ("GMCM") relating to the Gartmore Morley Enhanced Income Fund effective February 28, 2005 is filed herewith as Exhibit 23(h)(4).

            (a) Exhibit A to Expense Limitation Agreement amended effective February 28, 2006 is filed herewith as Exhibit 23(h)(4)(a).

      (5) Expense Limitation Agreement between the Trust and GMCM relating to the Gartmore Short Duration Bond Fund effective February 28, 2005 is filed herewith as Exhibit 23(h)(5).

      (6) Expense Limitation Agreement between the Trust and GMFCT relating to the Gartmore Large Cap Value, Gartmore Small Cap, Gartmore Global Technology and Communications, Gartmore Global Health Sciences, NorthPointe Small Cap Value, Gartmore Value Opportunities, Gartmore High Yield Bond, Gartmore U.S. Growth Leaders, Gartmore Nationwide Leaders, Gartmore Micro Cap Equity, Gartmore S&P 500 Index, Gartmore Small Cap Index, Gartmore Mid Cap

            Market Index, Gartmore International Index, Gartmore Bond Index and each of the Asset Allocation Funds effective February 28, 2005 is filed herewith as Exhibit 23(h)(6).

            (a) Exhibit A to Expense Limitation Agreement amended effective February 28, 2006 is filed herewith as Exhibit 23(h)(6)(a).

      (7) Expense Limitation Agreement between the Trust and GMFCT relating to Gartmore U.S. Growth Leaders Long-Short Fund effective February 28, 2005 is filed herewith as Exhibit 23(h)(7).

      (8) Expense Limitation Agreement between the Trust and Gartmore Global Asset Management Trust ("GGAMT") relating to the Gartmore Emerging Markets, Gartmore International Growth, Gartmore Worldwide Leaders, Gartmore Global Financial Services and Gartmore Global Utilities Funds effective February 28, 2005 is filed herewith as Exhibit 23(h)(8).

            (a) Exhibit A to Expense Limitation Agreement amended effective February 28, 2006 is filed herewith as Exhibit 23(h)(8)(a).

      (9) Expense Limitation Agreement between the Trust, GMFCT and NorthPointe Capital, LLC relating to the NorthPointe Small Cap Growth Fund effective February 28, 2005 is filed herewith as Exhibit 23(h)(9).

      (10) Form of Indemnification Agreement between the Trust and each of its trustees and certain of its officers previously filed with the Trust's registration statement on February 25, 2005 is hereby incorporated by reference. Specific agreements are between the Trust and each of the following: Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Barbara L. Hennigar, Paul J. Hondros, Barbara I. Jacobs, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, David C. Wetmore, Michael A. Krulikowski, and Gerald J. Holland.

      (11) Assignment and Assumption Agreement between Gartmore Mutual Funds, an Ohio business trust ("OBT") and Gartmore Mutual Funds, a Delaware statutory trust ("DST"), dated February 28, 2005, assigning GMF OBT's title, rights, interests, benefits and privileges in and to certain contracts listed in the Agreement is filed herewith as
            Exhibit 23(h)(11).

(i)   Legal Opinion of Stradley Ronon Stevens & Young LLP is filed herewith as
      Exhibit 23(i).

(j) Consent of PricewaterhouseCoopers LLP ("PwC"), independent auditors, is filed herewith as Exhibit 23(j).

(k)   Not applicable.

(l)   Not applicable.

(m)   (1)   Distribution Plan under Rule 12b-1 effective February 28, 2005 previously filed with the Trust's registration statement on February
            28, 2005 is hereby incorporated by reference.

      (2) Amended Distribution Plan under Rule 12b-1 effective February 28, 2006 is filed herewith as Exhibit 23(m)(2).

(n)   (1)   Amended 18f-3 Plan effective February 28,2005 previously filed with the Trust's registration statement on February 28, 2005 is hereby incorporated by reference.

      (2)   Amended 18f-3 Plan effective February 28,2006 is filed herewith as
            Exhibit 23(n)(2).

(o)   Not applicable.

(p)   (1)   Code of Ethics for Gartmore Funds is filed herewith as
            Exhibit 23(p)(1).

      (2) Code of Ethics for Gartmore Mutual Fund Capital Trust, Gartmore SA Capital Trust, NorthPointe Capital, LLC, Gartmore Global Asset Management Trust, Gartmore Morley Capital Management, Inc. and Gartmore Trust Company as initially adopted on August 8, 2000 and amended effective July 1, 2001, November 29, 2001, December 31, 2001 and February 1, 2005 is filed herewith as Exhibit 23(p)(2).

      (3) Code of Ethics for Gartmore Distribution Services, Inc dated February 1, 2005 is filed herewith as Exhibit 23(p)(3).

      (4) (a) Gartmore Global Partners Code of Ethics dated March 2004 is filed herewith as Exhibit 23(p)(4)(a).

            (b) Gartmore Global Partners Personal Securities Trading Guidelines
            - Charlotte and New York dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

            (c) Gartmore Global Partners Personal Securities Trading Guidelines
            - London and Tokyo dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

            (d) Gartmore Global Partners Personal Dealing (Personal Securities Transactions) dated March 2000 previously filed with the Trust's Registration Statement on October 13, 2000 is hereby incorporated by reference.

(q)   (1)   Power of Attorney for Charles E. Allen, Paula H. J. Cholmondeley, C.
            Brent DeVore, Robert M. Duncan, Barbara L. Hennigar, Gerald J.
            Holland, Paul J. Hondros, Thomas J. Kerr, IV, Douglas F. Kridler,
            Arden L. Shisler, and David C. Wetmore dated March 13, 2003, previously filed with the Trust's registration statement on April
            30, 2003 is hereby incorporated by reference.

      (2)   Power of Attorney for Charles E. Allen, Michael J. Baresich, Paula
            H. J. Cholmondeley, C. Brent DeVore, Robert M. Duncan, Barbara L. Hennigar, Paul J. Hondros, Thomas J. Kerr, IV, Douglas F. Kridler, Arden L. Shisler, David C. Wetmore and Gerald J. Holland, Treasurer, previously filed with the Trust's registration statement on December 30, 2004, is hereby incorporated by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is presently controlled by or under common control with Registrant.

ITEM 25. INDEMNIFICATION

The Trust has entered into indemnification agreements with each of the trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(10) above.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      (A) Gartmore Mutual Fund Capital Trust, ("GMFCT"), an investment adviser of the Trust, also serves as investment adviser to the Gartmore Variable Insurance Trust. The Directors of Gartmore Global Investments, Inc., GMFCT's managing unitholder and the officers of GMFCT are as follows:

PAUL J. HONDROS, Director, President and Chief Executive Officer
Gartmore Investors Services, Inc.
NorthPointe Capital, LLC
Gartmore Global Investments, Inc.
Gartmore Distribution Services, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust

Chief Executive Officer and President
Gartmore Mutual Funds

Chief Executive Officer and President
Gartmore Variable Insurance Trust

YOUNG D. CHIN, President and Chief Executive Officer, U.S. and Chief Investment Officer Equities- U.S. and Japan
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Investments, Inc.
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

JEFFREY S. MEYER, Executive Vice President and Chief Executive Officer, Europe Gartmore Global Asset Management Trust
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Distribution Services, Inc.

GLENN W. SODEN, Associate Vice President and Secretary
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Investments, Inc.
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

CAROL L. DOVE, Assistant Treasurer
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

GERALD J. HOLLAND, Senior Vice President and Chief Administrative Officer Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Distribution Services, Inc.

Treasurer and Chief Financial Officer
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

MICHAEL A. KRULIKOWSKI, Vice President and Chief Compliance Officer Gartmore Distribution Services, Inc.
Gartmore Global Investments, Inc.
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
NorthPointe Capital, LLC
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

DANIEL J. MURPHY, Assistant Treasurer
Gartmore Global Asset Management Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

ERIC E. MILLER, Senior Vice President - Chief Legal Counsel
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
NorthPointe Capital, LLC
Gartmore Morley Financial Services, Inc.
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

Secretary
Gartmore Mutual Funds
Gartmore Variable Insurance Trust

RICHARD FONASH, Vice President
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

THOMAS E. BARNES, Vice President
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

J. MORGAN ELLIOTT, Assistant Treasurer
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

ALAN A. TODRYK, Vice President, Taxation
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

TONI L. LINDSEY, Assistant Vice President
Gartmore Global Investments, Inc.
Gartmore Global Asset Management Trust

KEVIN S. CROSSETT, Executive Vice President, General Counsel, Global Legal and Compliance
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.

GERALD T. NICHOLS, Senior Vice President, Co-Head of U.S. Fixed Income Gartmore Global Investments, Inc.

PATRICK UDOVICH, Senior Vice President, Human Resources
Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust

Except as otherwise noted, the principal business address of any company with which any person specified above is connected in the capacity of director, officer, employee, partner or trustee is One Nationwide Plaza, Columbus, Ohio 43215, except for the following companies:

Gartmore Global Investments, Inc.
Gartmore Mutual Fund Capital Trust
Gartmore SA Capital Trust
Gartmore Global Asset Management Trust
Gartmore Distribution Services, Inc.
1200 River Road, Suite 1000
Conshohocken, Pennsylvania 19428

NorthPointe Capital, LLC
Suite 745
201 West Big Beaver Road
Troy, Michigan 48084

Gartmore Morley Financial Services, Inc.
5665 S. W. Meadows Road, Suite 400
Lake Oswego, Oregon 97035

(b) GMCM serves as investment adviser to the Gartmore Short Duration Bond Fund and Gartmore Enhanced Income Fund. GMCM is incorporated under the laws of the State of Oregon and is a wholly owned indirect subsidiary of Gartmore Global Investments, Inc. To the knowledge of the investment advisor, none of the directors or officers of GMCM, except as set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Gartmore Morley Financial Services, Inc. and Gartmore Global Investments, Inc. The directors except as noted below may be contacted c/o Morley Financial Services, Inc., 5665 SW Meadows Road, Suite 400 Lake Oswego, Oregon 97035.

      Jill R. Cuniff, Managing Director and Chief Investment Officer, and Director of GMCM. Ms. Cuniff is also Managing Director, Chief Investment Officer and Director of Gartmore Morley Financial Services, Inc.

(c) GGAMT, an investment adviser of the Trust, also serves as an investment adviser to Gartmore Variable Insurance Trust. The Directors of Nationwide Corporation ("NC"), GGAMT's managing unit holder and the officers of GGAMT are as follows (see (a) above for additional information on their other employment):

                                      Directors of NC

                                    Lewis J. Alphin
                                    James B. Bachmann
                                    A. I. Bell
                                    Timothy J. Corcoran
                                    Yvonne M. Curl
                                    Kenneth D. Davis
                                    Keith E. Eckel
                                    Willard J. Engel
                                    Fred C. Finney
                                    W.G. Jurgensen
                                    David O. Miller
                                    Lydia M. Marshall
                                    Terry W. McClure
                                    Ralph M. Paige
                                    James F. Patterson
                                    Arden L. Shisler
                                    Robert L. Stewart

                                     Officers of GGAMT

President and Chief Executive Officer                                  Paul J. Hondros
Senior Vice President, Chief Operating Officer, Gartmore Investments   Thomas M. Sipp
Vice President and Secretary                                           Thomas E. Barnes
Senior Vice President                                                  Eric E. Miller
Assistant Treasurer and Vice President                                 Carol L. Dove
President and Chief Executive Officer, U.S. and Chief Investment
   Officer
Equities- U.S. and Japan                                               Young D. Chin
Senior Vice President, Chief Administrative Officer                    Gerald J. Holland
Vice President and Chief Compliance Officer                            Michael A. Krulikowski
Assistant Treasurer                                                    Daniel J. Murphy
Vice President                                                         Alan A. Todryk
Vice President and Secretary                                           Toni L. Linsey
Executive Vice President and Global CIO, Fixed Income                  Roger Bartley
Executive Vice President and Head of Global Institutional and
   Alternative Investments                                             Charles Beazley
Executive Vice President and Head of Retail and Bancassurance,
   Gartmore Ex-US                                                      Paul Feeney
Executive Vice President and CEO Europe                                Jeffrey Meyer
Executive Vice President, Chief Legal and Governance Officer           Patricia Hatler
Executive Vice President, General Counsel Global Legal and
   Compliance                                                          Kevin Crossett
Assistant Treasurer                                                    J. Morgan Elliot
Assistant Vice President, Secretary                                    Glenn Soden
Assistant Vice President, Assistant Secretary                          Dean Clarke
Senior Vice President, Human Resources U.S.                            Patrick Udovich
Senior Vice President, Human Resources, Gartmore Ex-US                 Melanie Longson
Senior Vice President and Chief Operating Officer, Gartmore Ex. US     Les Aitkenled
Senior Vice President and General Counsel, Gartmore Ex-US              Simon Martin

(d) Information for the Subadviser of the S&P 500 Index Fund, Nationwide Small Cap Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore Bond Index Fund and Gartmore International Index Fund.

      (1) Fund Asset Management, L.P. ("FAM") acts as subadviser to the Funds listed above and as adviser or subadviser to a number of other registered investment companies. The list required by this Item 25 of officers and directors of FAM, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two fiscal years, is incorporated by reference to Schedule A and D of Form ADV filed by FAM (SEC file No. 801-12485).

(e) Information for the Subadviser of the Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Worldwide Leaders Fund (formerly Gartmore Global Leaders Fund), Gartmore Small Companies Fund, Gartmore Global Financial Services Fund and Gartmore Global Utilities Fund, Gartmore Global Natural Resources Fund and Gartmore China Opportunities Fund.

      (1) Gartmore Global Partners ("Gartmore") acts as subadviser to the Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Worldwide Leaders Fund (formerly Gartmore Global Leaders
            Fund), Gartmore Small Companies Fund, Gartmore Global Financial Services Fund, Gartmore Global Utilities Fund, Gartmore Global Natural Resources Fund and Gartmore China Opportunities Fund as well as adviser to certain other clients. The list required by this Item 25 of officers and directors of Gartmore, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Gartmore (SEC File No. 801-48811).

(f) Information for the Subadviser of the Gartmore Value Opportunities Fund, Gartmore Large Cap Value Fund, NorthPointe Small Cap Value Fund and NorthPointe Small Cap Growth Fund.

      (1) NorthPointe Capital, LLC ("NorthPointe") acts as subadviser to the Gartmore Value Opportunities Fund, Gartmore Large Cap Value Fund, NorthPointe Small Cap Value Fund and NorthPointe Small Cap Growth Fund and separate institutional investors. The list required by this
            Item 25 of officers and directors of NorthPointe, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NorthPointe (SEC File No. 801-57064).

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Gartmore Distribution Services, Inc. ("GDSI"), the principal underwriter of the Registrant, also acts as principal underwriter for Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc.

(b) Herewith is the information required by the following table with respect to each director, officer or partner of GDSI:

                                                                                                      TITLE WITH
NAME:                           ADDRESS:                            TITLE WITH GDSI:                  REGISTRANT:
Paul J. Hondros                 300 Barr Harbor Drive,              President and Chief Executive     Chairman
                                Suite 300                           Officer
                                Conshohocken, PA  19428
Young D. Chin                   300 Barr Harbor Drive,              President and Chief Executive     n/a
                                Suite 300                           Officer, U.S. and Chief
                                Conshohocken, PA  19428             Investment Officer Equities
                                                                    U.S. and Japan
Gerald J. Holland               1200 River Road                     Senior Vice President, Chief      Treasurer
                                Conshohocken PA 19428               Administrative Officer
Eric E. Miller                  1200 River Road                     Senior Vice President, General    Secretary
                                Conshohocken PA 19428               Counsel, U.S.
Thomas M. Sipp                  1200 River Road                     Senior Vice President, Chief      n/a
                                Conshohocken PA 19428               Operating Officer, Gartmore
                                                                    Investments

Glenn W. Soden                  1200 River Road                     Associate Vice President and      n/a
                                Conshohocken PA 19428               Assistant Secretary
Carol L. Dove                   One Nationwide Plaza                Vice President and Assistant      n/a
                                Columbus, OH 43215                  Treasurer
Daniel J. Murphy                One Nationwide Plaza                Assistant Treasurer               n/a
                                Columbus, OH 43215
Michael A. Krulikowski          1200 River Road                     Vice President and                Assistant Secretary
                                Conshohocken PA 19428               Chief Compliance Officer          and Chief Compliance Officer
Thomas E. Barnes                One Nationwide Plaza                Vice President and                n/a
                                Columbus, OH 43215                  Secretary
Alan A. Todryk                  One Nationwide Plaza                Vice President, Taxation          n/a
                                Columbus, OH 43215
Jeffery S. Meyer                1200 River Road                     Executive Vice President          n/a
                                Conshohocken PA 19428
Patrick Udovich                 1200 River Road                     Senior Vice President, Human      n/a
                                Conshohocken, PA  19428             Resources
Kevin Crossett                  1200 River Road                     Executive Vice President,         n/a
                                Conshohocken, PA  19428             General Counsel, Global Legal
                                                                    and Compliance
William Baltrus                 1200 River Road                     Vice President, Administration    n/a
                                Conshohocken, PA  19428
J. Morgan Elliott               One Nationwide Plaza                Assistant Treasurer               n/a
                                Columbus, OH 43215

(c)   Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

BISYS
3435 Stelzer Road
Columbus, OH 43219

Gartmore Funds
1200 River Road, Suite 1000
Conshohocken, PA 19428

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Gartmore Mutual Funds (a Delaware Statutory Trust) certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment Nos. 74, 75 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Conshohocken, and Commonwealth of Pennsylvania, on this twenty-eighth day of February, 2006.

                             GARTMORE MUTUAL FUNDS

                             By: /s/ Allan J. Oster
                                 ----------------------------------
                                 Allan J. Oster, Attorney-In-Fact for Registrant

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NOS. 74, 75 TO THE REGISTRATION STATEMENT OF GARTMORE MUTUAL FUNDS HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE TWENTY-EIGHTH DAY OF FEBRUARY, 2006.

Signature & Title

Principal Executive Officer

/s/ Paul J. Hondros*
-----------------------------------------
Paul J. Hondros, Trustee, Chief Executive Officer and President

Principal Accounting and Financial Officer

/s/ Gerald J. Holland*
-----------------------------------------
Gerald J. Holland, Treasurer

/s/ Charles E. Allen*
-----------------------------------------
Charles E. Allen, Trustee

/s/ Paula H.J. Cholmondeley
-----------------------------------------
Paula H.J. Cholmondeley, Trustee

/s/ C. Brent Devore
-----------------------------------------
C. Brent Devore, Trustee

/s/ Barbara L. Hennigar
-----------------------------------------
Barbara L. Hennigar, Trustee

/s/ Douglas F. Kridler
-----------------------------------------
Douglas F. Kridler, Trustee

/s/ Arden L. Shisler
-----------------------------------------
Arden L. Shisler, Trustee

/s/ David C. Wetmore
-----------------------------------------
David C. Wetmore, Trustee and Chairman

*BY: /s/ Allan J. Oster
     -----------------------------------
     Allan J. Oster, Attorney-In-Fact

                                 EXHIBITS INDEX

                                EXHIBITS                                   EXHIBIT NO.
Resolutions dated January 12, 2006  amending the Amended and Restated    EX-99(a)(3)
Declaration of Trust

Investment Advisory Agreement between the Trust and GMFCT                EX-99(d)(1)

Exhibit A to Investment Advisory Agreement                               EX-99(d)(1)(a)

Exhibit B to Investment Advisory Agreement                               EX-99(d)(1)(b)

Investment Advisory Agreement pertaining to the series of the Trust      EX-99(d)(2)
currently managed by GMCM

Exhibit A to Investment Advisory Agreement                               EX-99(d)(2)(a)

Investment Advisory Agreement pertaining to the series of the Trust      EX-99(d)(3)
currently managed by GGAMT

Exhibit A to Investment Advisory Agreement                               EX-99(d)(3)(a)

Exhibit B to Investment Advisory Agreement                               EX-99(d)(3)(b)

Subadvisory Agreement with Fund Asset Management, L.P.                   EX-99(d)(4)(a)

Subadvisory Agreement with NorthPointe Capital, LLC                      EX-99(d)(4)(b)

Subadvisory Agreement with GGP                                           EX-99(d)(4)(c)

Exhibit A to Subadvisory Agreement                                       EX-99(d)(4)(c)(i)

Exhibit B to Subadvisory Agreement                                       EX-99(d)(4)(c)(ii)

Subadvisory Agreement with GGP                                           EX-99(d)(4)(d)

Exhibit B to Subadvisory Agreement                                       EX-99(d)(4)(d)(i)

Underwriting Agreement                                                   EX-99(e)(1)

Schedule A to Underwriting Agreement                                     EX-99(e)(1)(a)

Waiver to Global Custody Agreement                                       EX-99(g)(1)(a)

Cash Trade Execution Rider                                               EX-99(g)(1)(b)

Amendment to Amended and Restated Fund Administration and Transfer       EX-99(h)(1)(a)
Agency Agreement

Exhibit C to Amended and Restated Fund Administration and Transfer       EX-99(h)(1)(b)
Agency Agreement

Expense Limitation Agreement between the Trust and GMFCT                 EX-99(h)(3)

Exhibit A to Expense Limitation Agreement                                EX-99(h)(3)(a)

Expense Limitation Agreement between the Trust and GMCM                  EX-99(h)(4)

Exhibit A to Expense Limitation Agreement                                EX-99(h)(4)(a)

Expense Limitation Agreement between the Trust and GMCM                  EX-99(h)(5)

Expense Limitation Agreement between the Trust and GMFCT                 EX-99(h)(6)

Exhibit A to Expense Limitation Agreement                                EX-99(h)(6) (a)

Expense Limitation Agreement between the Trust and GMFCT                 EX-99(h)(7)

Expense Limitation Agreement between the Trust and GGAMT                 EX-99(h)(8)

Exhibit A to Expense Limitation Agreement                                EX-99(h)(8)(a)

Expense Limitation Agreement between the Trust, GMFCT and NorthPointe    EX-99(h)(9)
Capital, LLC

Assignment and Assumption Agreement                                      EX-99(h)(11)

Legal Opinion                                                            EX-99(i)

Consent of PricewaterhouseCoopers, LLP                                   EX-99(j)

Amended Distribution Plan                                                EX-99(m)(2)

Amended 18f-3 Plan                                                       EX-99(n)(2)

Code of Ethics for Gartmore Funds                                        EX-99(p)(1)

Code of Ethics for GGI                                                   EX-99(p)(2)

Code of Ethics for GDSI                                                  EX-99(p)(3)

Code of Ethics for GGP                                                   EX-99(p)(4)(a)